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                                                  -----------------------------
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                                                  hours per response:...... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-5430
                                    --------

                                   SSgA FUNDS
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          909 A STREET, TACOMA WASHINGTON                       98402
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                                J. DAVID GRISWOLD
                          VICE PRESIDENT AND SECRETARY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                                  253-596-5381
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 253-572-9500
                                                    ------------

Date of fiscal year end:  AUGUST 31
                          ---------

Date of reporting period: September 1, 2002 to August 31, 2003
                          ------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS

[SSgA(R) FUNDS LOGO]


LIFE SOLUTIONS FUNDS

LS BALANCED FUND

LS GROWTH FUND

LS INCOME AND GROWTH FUND


ANNUAL REPORT

AUGUST 31, 2003

                         SSgA(R) Life Solutions(SM) Funds

                                  Balanced Fund

                                   Growth Fund

                             Income and Growth Fund

                                  Annual Report

                                 August 31, 2003

                                Table of Contents

                                                                      PAGE
      President's Letter                                                3
      Balanced Fund                                                     5
      Growth Fund                                                      11
      Income and Growth Fund                                           17
      Statement of Assets and Liabilities                              22
      Statement of Operations                                          23
      Statement of Changes in Net Assets                               24
      Financial Highlights                                             26
      Notes to Financial Statements                                    28
      Report of Independent Auditors                                   35
      Tax Information                                                  36
      Disclosure of Information about Fund Trustees and Officers       37
      Fund Management and Service Providers                            42

"SSgA(R)" is a registered trademark and "Life Solutions(SM)" is a registered service mark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further details. State Street Global Markets, LLC, is the distributor of the SSgA Funds.

SSgA(R) Life Solutions(SM)

Letter from the President of SSgA Funds Management, Inc.


DEAR SHAREHOLDERS,

It is my pleasure as President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2003. The assets in the SSgA Fund Family exceeded $29 billion as of August 31, 2003. The enclosed information provides an overview of the investment process, a discussion of the portfolio's management, performance updates and financial information through August 31, 2003.

The fund family grew significantly over the past fiscal year with an 18% increase in assets under management since August 31, 2002. The fund family is comprised of a diverse group of strategies including money market, fixed income, domestic and international equity and balanced funds.

The past year has shown a resurgence of the equity markets with the S&P 500(R), the Russell 2500(R), the Russell 2000(R), and the Wilshire REIT Indices all posting positive returns. The international markets also generated positive results as indicated by the MSCI(R) EAFE(R) and the MSCI(R) EMF Indices.

The fixed income arena also experienced positive returns, albeit in a very low interest rate environment. The Lehman Brothers Government/Corporate Index, the Lehman Brothers Aggregate and the Lehman Brothers High Yield Bond Index all generated positive results for the time frame.

Thank you for choosing the SSgA Funds.


Sincerely,


/s/ Agustin J. Fleites


Agustin J. Fleites
SSgA Funds Management, Inc.
President

SSgA(R) LIFE SOLUTIONS(SM)
BALANCED FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: Life Solutions Balanced Fund seeks a balance of growth of capital and income.

STRATEGY: Each Life Solutions Fund allocates its assets by investing in shares of a combination of underlying SSgA funds. By investing in the underlying component funds, each Life Solutions Fund seeks to maintain different allocations between classes of equity, international equity, fixed-income, and short-term assets funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective.

[CHART]

Growth of a $10,000 Investment

                                    LIFE SOLUTIONS               RUSSELL            LEHMAN BROTHERS          COMPOSITE
YEARLY PERIODS ENDED AUGUST 31       BALANCED FUND        3000(R) INDEX#     AGGREGATE BOND INDEX##     MARKET INDEX**
*                                        $  10,000             $  10,000                  $  10,000          $  10,000
1997                                     $  10,212             $  10,346                  $  10,182          $  10,189
1998                                     $  10,246             $  10,709                  $  11,258          $  10,855
1999                                     $  12,079             $  14,830                  $  11,348          $  13,160
2000                                     $  13,840             $  17,890                  $  12,205          $  15,059
2001                                     $  11,992             $  13,504                  $  13,713          $  13,407
2002                                     $  11,360             $  11,169                  $  14,825          $  12,451
2003                                     $  12,672             $  12,724                  $  15,471          $  13,716

SSgA Life Solutions Balanced Fund

PERIOD ENDED   GROWTH OF   TOTAL
   8/31/03      $10,000    RETURN
------------   ---------   ------
1 Year         $  11,155    11.55%
5 Years        $  12,368     4.34%+
Inception      $  12,672     3.91%+

Composite Market Index

PERIOD ENDED   GROWTH OF   TOTAL
   8/31/03      $10,000    RETURN
------------   ---------   ------
1 Year         $  11,016    10.16%
5 Years        $  12,636     4.79%+
Inception      $  13,716     5.26%+

Russell 3000(R) Index

PERIOD ENDED   GROWTH OF   TOTAL
   8/31/03      $10,000    RETURN
------------   ---------   ------
1 Year         $  11,393    13.93%
5 Years        $  11,881     3.51%+
Inception      $  12,724     3.98%+

Lehman Brothers Aggregate Bond Index

PERIOD ENDED   GROWTH OF   TOTAL
   8/31/03      $10,000    RETURN
------------   ---------   ------
1 Year         $  10,436     4.36%
5 Years        $  13,742     6.56%+
Inception      $  15,471     7.33%+

See related Notes on following page.

WHAT IS THE FUND'S OBJECTIVE?

To seek a balance of growth of capital and income, by investing substantially all of their investable assets in shares of various combinations of the Investment Company's portfolios.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA Life Solutions Balanced Fund gained 11.55%. This compared to the Composite Market Index, which gained 10.16% during the same period. The Index returns are unmanaged and do not reflect the deduction of any fees or expenses.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The Fund's total return was driven by the rally in equity markets, which began in March of 2003. Both good asset allocation decisions and strong performance within the underlying investments of the Funds boosted relative returns.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

Over the period, geopolitical risks weighed heavily on the equity markets, generating a great deal of volatility and poor returns over the second half of 2002 and into early 2003. As the war in Iraq ended and investors re-focused on fundamental valuations and economic growth, stocks rallied and the Fund was positioned to reap the benefits of this rebound.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

The strongest contributors to performance over the past year were the strong relative performance within the U.S. equity component of the Fund and the tactical allocation to equity Funds. The SSgA High Yield Bond Fund's relative performance weakened the Fund's overall performance.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund's positions were anchored around its long-term benchmark mix of 40% fixed income and 60% equity and includes allocations to both investment grade and high yield bond Funds, U.S. equity Funds, and international developed and emerging market equity Funds.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO ITS BENCHMARK.

For much of the period, the Fund carried an overweight to equity markets based upon our belief that equities were attractive relative to other asset classes. As the equity markets staged a substantial rally, the equity positions were reduced and the Fund realized the profits. The Fund also carried a modest overweight for much of the period to the SSgA High Yield Bond Fund. As spreads between high yield and investment grade bonds narrowed, the positions in the high yield market were reduced and again took profits. Defensively, the overweights to equity market Funds and the SSgA High Yield Bond Fund came at the expense of investments in investment grade bonds. Investment grade bonds did not perform well over the year.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.
   * The Life Solutions Balanced Fund commenced operations on June 30, 1997. Index comparisons began on July 1, 1997.
   +   Annualized.
   # The Russell 3000(R)Index is comprised of the 3,000 largest US companies based on total market capitalization.
   ## The Lehman Brothers Aggregate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total returns comprises price, appreciation/depreciation and income as a percentage of the original investment.
   **  50% Russell 3000(R) Index
       10% MSCI EAFE Index
       40% Lehman Brothers Aggregate Bond Index

The Morgan Stanley Capital International Europe, Australia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSgA(R) LIFE SOLUTIONS(SM)
BALANCED FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                       PRINCIPAL       MARKET
                                                      AMOUNT ($)        VALUE
                                                       OR SHARES          $
--------------------------------------------------------------------------------
INVESTMENTS - 99.9%
BONDS - 38.8%
SSgA Bond Market Fund                                   2,436,352         24,997
SSgA High Yield Bond Fund                                 431,857          3,654
                                                                    ------------
                                                                          28,651
                                                                    ------------

DOMESTIC EQUITIES - 50.8%
SSgA Aggressive Equity Fund                             6,553,373         29,883
SSgA S&P 500 Index Fund                                   405,693          6,771
SSgA Small Cap Fund                                        40,588            903
                                                                    ------------
                                                                          37,557
                                                                    ------------

INTERNATIONAL EQUITIES - 10.3%
SSgA Emerging Markets Fund                                 31,302            338
SSgA International Stock Selection Fund                 1,044,259          7,278
                                                                    ------------
                                                                           7,616
                                                                    ------------

SHORT-TERM INVESTMENTS - 0.1%
SSgA Money Market Fund                                     72,669             73
                                                                    ------------

TOTAL INVESTMENTS - 100.0%
(identified cost $71,342)                                                 73,897

OTHER ASSETS AND LIABILITIES
NET - 0.0%                                                                     9
                                                                    ------------

NET ASSETS - 100.0%                                                       73,906
                                                                    ============


AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

  See accompanying notes which are an integral part of the financial statements.

SSgA(R) LIFE SOLUTIONS(SM)
GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE:  Life Solutions Growth Fund seeks long-term growth of capital.

STRATEGY:   Each Life Solutions Fund allocates its assets by investing in shares of a combination of underlying SSgA funds. By investing in the underlying component funds, each Life Solutions Fund seeks to maintain different allocations between classes of equity, international equity, fixed-income, and short-term assets funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective.

[CHART]

Growth of a $10,000 Investment

                                    IFE SOLUTIONS              RUSSELL            LEHMAN BROTHERS          COMPOSITE
YEARLY PERIODS ENDED AUGUST 31        GROWTH FUND       3000(R) INDEX#     AGGREGATE BOND INDEX##     MARKET INDEX**
*                                       $  10,000            $  10,000                  $  10,000          $  10,000
1997                                    $  10,242            $  10,346                  $  10,182          $  10,173
1998                                    $   9,968            $  10,709                  $  11,258          $  10,661
1999                                    $  12,432            $  14,830                  $  11,348          $  13,702
2000                                    $  14,564            $  17,890                  $  12,205          $  15,956
2001                                    $  11,627            $  13,504                  $  13,713          $  13,102
2002                                    $  10,535            $  11,169                  $  14,825          $  11,535
2003                                    $  11,963            $  12,724                  $  15,471          $  12,885

SSgA Life Solutions Growth Fund

PERIOD ENDED   GROWTH OF   TOTAL
   8/31/03      $10,000    RETURN
------------   ---------   ------
1 Year         $  11,356    13.56%
5 Years        $  12,002     3.72%+
Inception      $  11,963     2.95%+

Composite Market Index

PERIOD ENDED   GROWTH OF   TOTAL
   8/31/03      $10,000    RETURN
------------   ---------   ------
1 Year         $  11,170    11.70%
5 Years        $  12,086     3.86%+
Inception      $  12,885     4.20%+

Russell 3000(R) Index

PERIOD ENDED   GROWTH OF   TOTAL
   8/31/03      $10,000    RETURN
------------   ---------   ------
1 Year         $  11,393    13.93%
5 Years        $  11,881     3.51%+
Inception      $  12,724     3.98%+

Lehman Brothers Aggregate Bond Index

PERIOD ENDED   GROWTH OF   TOTAL
   8/31/03      $10,000    RETURN
------------   ---------   ------
1 Year         $  10,436     4.36%
5 Years        $  13,742     6.56%+
Inception      $  15,471     7.33%+

See related Notes on following page.

WHAT IS THE FUND'S OBJECTIVE?

To seek long-term growth of capital, by investing substantially all of their investable assets in shares of various combinations of the Investment Company's portfolios.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA Life Solutions Growth Fund gained 13.56%. This compared to the Composite Market Index, which gained 11.70% during the same period. The Index returns are unmanaged and do not reflect the deduction of any fees or expenses.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The Fund's total return was driven by the rally in equity markets, which began in March of 2003. Both good asset allocation decisions and strong performance within the underlying investments of the Funds boosted relative returns.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

Over the period, geopolitical risks weighed heavily on the equity markets, generating a great deal of volatility and poor returns over the second half of calendar year 2002 and into early 2003. As the war in Iraq ended and investors re-focused on fundamental valuations and economic growth, stocks rallied and the Fund was positioned to reap the benefits of this rebound.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

The strongest contributors to performance over the past year were the strong relative performance within the U.S. equity component of the Fund and the tactical allocation to equity Funds. The SSgA High Yield Bond Fund's relative performance weakened the Fund's overall performance.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund's positions were anchored around its long-term benchmark mix of 20% fixed income and 80% equity and includes allocations to both investment grade and high yield bond Funds, U.S. equity Funds, and international developed and emerging market equity Funds.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO ITS BENCHMARK.

For much of the period, the Fund carried an overweight to equity markets based upon our belief that equities were attractive relative to other asset classes. As the equity markets staged a substantial rally, the equity positions were reduced and the Fund realized the profits. The Fund also carried a modest overweight for much of the period to the SSgA High Yield Bond Fund. As spreads between high yield and investment grade bonds narrowed, the positions in the high yield market were reduced and again took profits. Defensively, the overweights to equity market Funds and the SSgA High Yield Bond Fund came at the expense of investments in investment grade bonds. Investment grade bonds did not perform well over the year.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.
    * The Life Solutions Growth Fund commenced operations on June 30, 1997. Index comparisons began on July 1, 1997.
    +  Annualized.
    # The Russell 3000(R) Index is comprised of the 3,000 largest US companies based on total market capitalization.
   ## The Lehman Brothers Aggregate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total returns comprises price, appreciation/depreciation and income as a percentage of the original investment.
   **  65% Russell 3000(R) Index
       15% MSCI EAFE Index
       20% Lehman Brothers Aggregate Bond Index

The Morgan Stanley Capital International Europe, Australia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSgA(R) LIFE SOLUTIONS(SM)
GROWTH FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                       PRINCIPAL       MARKET
                                                      AMOUNT ($)        VALUE
                                                       OR SHARES          $
--------------------------------------------------------------------------------
INVESTMENTS - 99.8%
BONDS - 18.8%
SSgA Bond Market Fund                                     636,986          6,535
SSgA High Yield Bond Fund                                 147,552          1,248
                                                                    ------------
                                                                           7,783
                                                                    ------------

DOMESTIC EQUITIES - 65.7%
SSgA Aggressive Equity Fund                             4,752,835         21,673
SSgA S&P 500 Index Fund                                   297,942          4,973
SSgA Small Cap Fund                                        26,056            580
                                                                    ------------
                                                                          27,226
                                                                    ------------

INTERNATIONAL EQUITIES - 15.3%
SSgA Emerging Markets Fund                                 19,415            210
SSgA International Stock Selection Fund                   883,840          6,160
                                                                    ------------
                                                                           6,370
                                                                    ------------

SHORT-TERM INVESTMENTS - 0.1%
SSgA Money Market Fund                                     39,826             40
                                                                    ------------
TOTAL INVESTMENTS - 99.9%
(identified cost $40,724)                                                 41,419

OTHER ASSETS AND LIABILITIES
NET - 0.1%                                                                    27
                                                                    ------------

NET ASSETS - 100.0%                                                       41,446
                                                                    ============

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

  See accompanying notes which are an integral part of the financial statements.

SSgA(R) LIFE SOLUTIONS(SM)
INCOME AND GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)


OBJECTIVE: Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.

STRATEGY:   Each Life Solutions Fund allocates its assets by investing in shares of a combination of underlying SSgA funds. By investing in the underlying component funds, each Life Solutions Fund seeks to maintain different allocations between classes of equity, international equity, fixed-income, and short-term assets funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective.

[CHART]

Growth of a $10,000 Investment

                                   LIFE SOLUTIONS
                                       INCOME AND              RUSSELL            LEHMAN BROTHERS          COMPOSITE
YEARLY PERIODS ENDED AUGUST 31        GROWTH FUND       3000(R) INDEX#     AGGREGATE BOND INDEX##     MARKET INDEX**
*                                       $  10,000            $  10,000                  $  10,000          $  10,000
1997                                    $  10,197            $  10,346                  $  10,182          $  10,204
1998                                    $  10,558            $  10,709                  $  11,258          $  11,032
1999                                    $  11,747            $  14,830                  $  11,348          $  12,606
2000                                    $  13,125            $  17,890                  $  12,205          $  14,160
2001                                    $  12,292            $  13,504                  $  13,713          $  13,648
2002                                    $  12,096            $  11,169                  $  14,825          $  13,349
2003                                    $  13,231            $  12,724                  $  15,471          $  14,477

SSgA Life Solutions Income and Growth Fund

PERIOD ENDED   GROWTH OF   TOTAL
   8/31/03      $10,000    RETURN
------------   ---------   ------
1 Year         $  10,938     9.38%
5 Years        $  12,532     4.61%+
Inception      $  13,231     4.64%+

Composite Market Index

PERIOD ENDED   GROWTH OF   TOTAL
   8/31/03      $10,000    RETURN
------------   ---------   ------
1 Year         $  10,845     8.45%
5 Years        $  13,123     5.59%+
Inception      $  14,477     6.18%+

Russell 3000(R) Index

PERIOD ENDED   GROWTH OF   TOTAL
   8/31/03      $10,000    RETURN
------------   ---------   ------
1 Year         $  11,393    13.93%
5 Years        $  11,881     3.51%+
Inception      $  12,724     3.98%+

Lehman Brothers Aggregate Bond Index

PERIOD ENDED   GROWTH OF   TOTAL
  8/31/03       $10,000    RETURN
------------   ---------   ------
1 Year         $  10,436     4.36%
5 Years        $  13,742     6.56%+
Inception      $  15,471     7.33%+

See related Notes on following page.

WHAT IS THE FUND'S OBJECTIVE?

To seek income, and secondarily, long-term growth of capital, by investing substantially all of their investable assets in shares of various combinations of the Investment Company's portfolios.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA Life Solutions Income and Growth Fund gained 9.38%. This compared favorably to the Composite Market Index, which gained 8.45% during the same period. The Index returns are unmanaged and do not reflect the deduction of any fees or expenses.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

Although the Fund held over 50% in fixed income products, the Fund's total return was driven by the rally in equity markets, which began in March of 2003. Both good asset allocation decisions and strong performance within the underlying investments of the Funds boosted relative returns.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

Over the period, geopolitical risks weighed heavily on the equity markets, generating a great deal of volatility and poor returns over the second half of calendar year 2002 and into early 2003. As the war in Iraq ended and investors re-focused on fundamental valuations and economic growth, stocks rallied and the Fund was positioned to reap the benefits of this rebound.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

The strongest contributors to performance over the past year were the strong relative performance within the U.S. equity component of the Fund and the tactical allocation to equity Funds. The SSgA High Yield Bond Fund's relative performance weakened the Fund's overall performance.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund's positions were anchored around its long-term benchmark mix of 60% fixed income and 40% equity and included allocations to both investment grade and high yield bond Funds, U.S. equity Funds, and international developed and emerging market equity Funds.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO ITS BENCHMARK.

For much of the period, the Fund carried an overweight to equity markets based upon our belief that equities were attractive relative to other asset classes. As the equity markets staged a substantial rally, the equity positions were reduced and the Fund realized the profits. The Fund also carried a modest overweight for much of the period to the SSgA High Yield Bond Fund. As spreads between high yield and investment grade bonds narrowed, the positions in the high yield market were reduced and again took profits. Defensively, the overweights to equity market Funds and the SSgA High Yield Bond Fund came at the expense of investments in investment grade bonds. Investment grade bonds did not perform well over the year.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.
    * The Life Solutions Income and Growth Fund commenced operations on June 30, 1997. Index comparisons began on July 1, 1997.
    +  Annualized.
    # The Russell 3000(R) Index is comprised of the 3,000 largest US companies based on total market capitalization.
   ## The Lehman Brothers Aggregate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total returns comprises price, appreciation/depreciation and income as a percentage of the original investment.
   **  35% Russell 3000(R) Index
       5% MSCI EAFE Index
       60% Lehman Brothers Aggregate Bond Index

The Morgan Stanley Capital International Europe, Australia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSgA(R) LIFE SOLUTION(SM)
INCOME AND GROWTH FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                   PRINCIPAL        MARKET
                                                   AMOUNT ($)       VALUE
                                                   OR SHARES          $
-----------------------------------------------------------------------------
INVESTMENTS - 99.8%
BONDS - 58.6%
SSgA Bond Market Fund                                1,237,775         12,700
SSgA High Yield Bond Fund                              203,724          1,724
                                                                 ------------
                                                                       14,424
                                                                 ------------
DOMESTIC EQUITIES - 35.8%
SSgA Aggressive Equity Fund                          1,545,066          7,045
SSgA S&P 500 Index Fund                                 90,324          1,508
SSgA Small Cap Fund                                     11,066            246
                                                                 ------------
                                                                        8,799
                                                                 ------------
INTERNATIONAL EQUITIES - 5.4%
SSgA Emerging Markets Fund                              11,365            123
SSgA International Stock Selection Fund                174,388          1,215
                                                                 ------------
                                                                        1,338
                                                                 ------------
SHORT-TERM INVESTMENTS - 0.1%
SSgA Money Market Fund                                  24,170             24
                                                                 ------------
TOTAL INVESTMENTS - 99.9%
(identified cost $23,708)                                              24,585

OTHER ASSETS AND LIABILITIES
NET - 0.1%                                                                 33
                                                                 ------------

NET ASSETS - 100.0%                                                    24,618
                                                                 ============

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

  See accompanying notes which are an integral part of the financial statements.

SSgA(R) LIFE SOLUTIONS(SM)
LIFE SOLUTIONS FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- AUGUST 31, 2003

Amounts in thousands

                                                            LIFE SOLUTIONS     LIFE SOLUTIONS   LIFE SOLUTIONS INCOME
                                                             BALANCED FUND      GROWTH FUND        AND GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                             $        71,342    $        40,724    $        23,708
-----------------------------------------------------------------------------------------------------------------
Investments, at market                                               73,897             41,419             24,585
Receivables:
      Fund shares sold                                                  129                 38                 22
      From Advisor                                                       --                 --                 25
Other Assets                                                             22                 22                 22
                                                            ---------------    ---------------    ---------------
Total assets                                                         74,048             41,479             24,654
                                                            ---------------    ---------------    ---------------
LIABILITIES
Payables:
      Investments purchased                                             126                 14                 22
      Fund shares redeemed                                                3                  4                 --
      Accrued fees to affiliates                                          7                  8                  7
      Other accrued expenses                                              6                  7                  7
                                                            ---------------    ---------------    ---------------
Total liabilities                                                       142                 33                 36
                                                            ---------------    ---------------    ---------------
NET ASSETS                                                  $        73,906    $        41,446    $        24,618
                                                            ===============    ===============    ===============
Net Assets Consist of:
Undistributed (overdistributed) net investment income       $           338    $           136    $           164
Accumulated net realized gain (loss)                                (21,104)           (15,582)            (3,990)
Unrealized appreciation (depreciation) on:
      Investments                                                     2,555                695                877
Shares of beneficial interest                                             7                  4                  2
Additional paid-in capital                                           92,110             56,193             27,565
                                                            ---------------    ---------------    ---------------
NET ASSETS                                                  $        73,906    $        41,446    $        24,618
                                                            ===============    ===============    ===============


NET ASSET VALUE, offering and redemption price per share:
   Net asset value per share*                               $         10.28    $          9.67    $         10.85
   Net assets                                               $    73,905,893    $    41,445,783    $    24,618,106
   Shares outstanding ($.001 par value)                           7,189,866          4,286,995          2,269,842

* Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED AUGUST 31, 2003

Amounts in thousands

                                                            LIFE SOLUTIONS     LIFE SOLUTIONS   LIFE SOLUTIONS INCOME
                                                             BALANCED FUND      GROWTH FUND        AND GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Income distributions from Underlying Funds             $         1,004    $           331    $           476

EXPENSES
     Fund accounting fees                                                18                 18                 19
     Distribution fees                                                   12                  8                  5
     Transfer agent fees                                                 29                 27                 27
     Professional fees                                                   20                 19                 18
     Registration fees                                                   14                 14                 14
     Shareholder servicing fees                                          76                 43                 26
     Printing fees                                                       11                 11                 11
     Miscellaneous                                                        6                  6                  6
                                                            ---------------    ---------------    ---------------
     Expenses before reductions                                         186                146                126
     Expense reductions                                                  --                 --                (29)
                                                            ---------------    ---------------    ---------------
Net Expenses                                                            186                146                 97
                                                            ---------------    ---------------    ---------------
Net investment income (loss)                                            818                185                379
                                                            ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                              (3,872)            (1,612)              (358)
Capital gain distributions from Underlying Funds                        295                 46                164
Net change in unrealized appreciation (depreciation) on
  investments                                                        10,220              6,143              1,833
                                                            ---------------    ---------------    ---------------
Net realized and unrealized gain (loss)                               6,643              4,577              1,639
                                                            ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       $         7,461    $         4,762    $         2,018
                                                            ===============    ===============    ===============

  See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE PERIODS ENDED AUGUST 31,

Amounts in thousands

                                                                       LIFE SOLUTIONS BALANCED FUND
                                                                       ----------------------------
                                                                           2003            2002
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
     Net investment income (loss)                                      $        818    $      1,300
     Net realized gain (loss)                                                (3,577)         (1,780)
     Net change in unrealized appreciation (depreciation)                    10,220          (3,018)
                                                                       ------------    ------------
Net increase (decrease) in net assets from operations                         7,461          (3,498)
                                                                       ------------    ------------
DISTRIBUTIONS
     From net investment income                                              (1,209)         (2,052)
                                                                       ------------    ------------
SHARE TRANSACTIONS
     Net increase (decrease) in net assets from share transactions            6,825             722
                                                                       ------------    ------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                  13,077          (4,828)

NET ASSETS
     Beginning of period                                                     60,829          65,657
                                                                       ------------    ------------
     End of period                                                     $     73,906    $     60,829
                                                                       ============    ============
     Undistributed (overdistributed) net investment income included
       in net assets                                                   $        338    $        531

See accompanying notes which are an integral part of the financial statements.

                                                                        LIFE SOLUTIONS GROWTH FUND
                                                                       ----------------------------
                                                                           2003           2002
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
     Net investment income (loss)                                      $        185    $        442
     Net realized gain (loss)                                                (1,566)         (2,521)
     Net change in unrealized appreciation (depreciation)                     6,143          (1,609)
                                                                       ------------    ------------
Net increase (decrease) in net assets from operations                         4,762          (3,688)
                                                                       ------------    ------------
DISTRIBUTIONS
     From net investment income                                                (281)           (568)
                                                                       ------------    ------------
SHARE TRANSACTIONS
     Net increase (decrease) in net assets from share transactions            4,055          (1,352)
                                                                       ------------    ------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                   8,536          (5,608)

NET ASSETS
     Beginning of period                                                     32,910          38,518
                                                                       ------------    ------------
     End of period                                                     $     41,446    $     32,910
                                                                       ============    ============
     Undistributed (overdistributed) net investment income included
       in net assets                                                   $        136    $        201

                                                                     LIFE SOLUTIONS INCOME AND GROWTH FUND
                                                                     -------------------------------------
                                                                           2003            2002
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
     Net investment income (loss)                                      $        379    $        572
     Net realized gain (loss)                                                  (194)           (775)
     Net change in unrealized appreciation (depreciation)                     1,833            (180)
                                                                       ------------    ------------
Net increase (decrease) in net assets from operations                         2,018            (383)
                                                                       ------------    ------------
DISTRIBUTIONS
     From net investment income                                                (582)           (856)
                                                                       ------------    ------------
SHARE TRANSACTIONS
     Net increase (decrease) in net assets from share transactions            3,245           1,298
                                                                       ------------    ------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                   4,681              59

NET ASSETS
     Beginning of period                                                     19,937          19,878
                                                                       ------------    ------------
     End of period                                                     $     24,618    $     19,937
                                                                       ============    ============
     Undistributed (overdistributed) net investment income included
       in net assets                                                   $        164    $        258

  See accompanying notes which are an integral part of the financial statements.

SSgA(R) LIFE SOLUTIONS(SM)
FINANCIAL HIGHLIGHTS -- FOR THE PERIODS ENDED

For a Share Outstanding Throughout Each Period.


                                $                  $                   $             $               $                $
                         NET ASSET VALUE,         NET            NET REALIZED   TOTAL INCOME    DISTRIBUTIONS    DISTRIBUTIONS
                           BEGINNING OF        INVESTMENT       AND UNREALIZED      FROM          FROM NET         FROM NET
                              PERIOD       INCOME (LOSS)(a)(b)   GAIN (LOSS)     OPERATIONS   INVESTMENT INCOME  REALIZED GAIN
------------------------------------------------------------------------------------------------------------------------------
LIFE SOLUTIONS
 BALANCED FUND

August 31, 2003                 9.40               .12                .94           1.06            (.18)             --
August 31, 2002                10.25               .21               (.74)          (.53)           (.32)             --
August 31, 2001                14.59               .33              (2.09)         (1.76)          (1.01)          (1.57)
August 31, 2000                13.80               .42               1.47           1.89            (.70)           (.40)
August 31, 1999                12.95               .38               1.84           2.22            (.61)           (.76)
------------------------------------------------------------------------------------------------------------------------------
LIFE SOLUTIONS
 GROWTH FUND

August 31, 2003                 8.59               .05               1.10           1.15            (.07)             --
August 31, 2002                 9.63               .11              (1.01)          (.90)           (.14)             --
August 31, 2001                15.73               .16              (2.94)         (2.78)          (1.12)          (2.20)
August 31, 2000                14.62               .26               2.13           2.39            (.72)           (.56)
August 31, 1999                13.02               .26               2.81           3.07            (.55)           (.92)
------------------------------------------------------------------------------------------------------------------------------
LIFE SOLUTIONS
 INCOME AND GROWTH FUND

August 31, 2003                10.21               .18                .75            .93            (.29)             --
August 31, 2002                10.84               .30               (.48)          (.18)           (.45)             --
August 31, 2001                13.21               .45              (1.24)          (.79)           (.79)           (.79)
August 31, 2000                12.93               .47                .94           1.41            (.77)           (.36)
August 31, 1999                12.65               .44                .95           1.39            (.61)           (.50)

(a)  Average month-end shares outstanding were used for this calculation.

(b) Recognition of net investment income by the Funds is affected by the timing of the declaration of dividends by the Underlying Funds in which the Funds invest.

(c) The calculation includes only those expenses charged directly to the Funds and does not include expenses charged to the Underlying Funds in which the Funds invest.

(d) During the fiscal year ended August 31, 2002, the Balanced Fund experienced a one time reduction in its expenses of twenty-two basis points as a result of expenses accrued in a prior period. The ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

(e) During the fiscal year ended August 31, 2002, the Growth Fund experienced a one time reduction in its expenses of forty-seven basis points as a result of expenses accrued in a prior period. The ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

(f) During the fiscal year ended August 31, 2002, the Income and Growth Fund experienced a one time reduction in its expenses of twenty-one basis points as a result of expenses accrued in a prior period. The ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

See accompanying notes which are an integral part of the financial statements.

                                                                                               %                 %
                                               $                              $        RATIO OF EXPENSES  RATIO OF EXPENSES
                               $        NET ASSET VALUE,       %         NET ASSETS,      TO AVERAGE         TO AVERAGE
                             TOTAL           END OF          TOTAL      END OF PERIOD     NET ASSETS,        NET ASSETS,
                         DISTRIBUTIONS       PERIOD          RETURN         (000)           NET(c)            GROSS(c)
---------------------------------------------------------------------------------------------------------------------------
LIFE SOLUTIONS
 BALANCED FUND

August 31, 2003              (.18)           10.28           11.55         73,906            .29                .29
August 31, 2002              (.32)            9.40           (5.27)        60,829            .31(d)             .31(d)
August 31, 2001             (2.58)           10.25          (13.35)        65,657            .28                .28
August 31, 2000             (1.10)           14.59           14.59         81,711            .24                .24
August 31, 1999             (1.37)           13.80           17.89         99,092            .28                .28
---------------------------------------------------------------------------------------------------------------------------
LIFE SOLUTIONS
 GROWTH FUND

August 31, 2003              (.07)            9.67           13.56         41,446            .42                .42
August 31, 2002              (.14)            8.59           (9.40)        32,910            .38(e)             .38(e)
August 31, 2001             (3.32)            9.63          (20.16)        38,518            .35                .35
August 31, 2000             (1.28)           15.73           17.15         51,411            .35                .35
August 31, 1999             (1.47)           14.62           24.72         65,018            .38                .38
---------------------------------------------------------------------------------------------------------------------------
LIFE SOLUTIONS
 INCOME AND GROWTH FUND

August 31, 2003              (.29)           10.85            9.38         24,618            .45                .58
August 31, 2002              (.45)           10.21           (1.64)        19,937            .45(f)             .53(f)
August 31, 2001             (1.58)           10.84           (6.35)        19,878            .45                .59
August 31, 2000             (1.13)           13.21           11.73         21,150            .45                .55
August 31, 1999             (1.11)           12.93           11.27         25,742            .45                .50

                                %
                           RATIO OF NET
                         INVESTMENT INCOME       %
                            TO AVERAGE        PORTFOLIO
                            NET ASSETS      TURNOVER RATE
---------------------------------------------------------
LIFE SOLUTIONS
 BALANCED FUND

August 31, 2003                1.27             26.12
August 31, 2002                1.81(d)          36.01
August 31, 2001                2.84            102.02
August 31, 2000                3.01             42.47
August 31, 1999                2.83             51.09
---------------------------------------------------------
LIFE SOLUTIONS
 GROWTH FUND

August 31, 2003                0.54             21.85
August 31, 2002                0.73(e)          40.17
August 31, 2001                1.41            111.13
August 31, 2000                1.78             33.00
August 31, 1999                1.89             43.15
---------------------------------------------------------
LIFE SOLUTIONS
 INCOME AND GROWTH FUND

August 31, 2003                1.75             22.46
August 31, 2002                2.60(f)          41.96
August 31, 2001                3.87             79.47
August 31, 2000                3.71             31.07
August 31, 1999                3.37             93.34

  See accompanying notes which are an integral part of the financial statements.

SSgA(R)
LIFE SOLUTIONS(SM) FUNDS

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2003

1. ORGANIZATION

   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios, referred to as "the Funds", which are in operation as of August 31, 2003. These financial statements report on three Funds, the SSgA Life Solutions Balanced Fund, Growth Fund and
   Income and Growth Fund. The Investment Company is a no-load, diversified open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. Effective July 31, 2003 the Funds began offering Class R shares. Each class has different distribution and shareholder servicing fee arrangements. Class R shares of the SSgA Funds may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor. As of the date of this report there are no Class R shares outstanding.

   The Funds are designed primarily for tax-advantaged retirement accounts and other long-term investment strategies. Each Fund allocates its assets by investing in shares of a combination of the Investment Company's portfolios (the "Underlying Funds"). The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Fund.

                                                                     ASSET ALLOCATION RANGES
                                                          BALANCED           GROWTH            INCOME AND
   ASSET CLASS/UNDERLYING FUND                              FUND              FUND             GROWTH FUND
   -------------------------------------------------------------------------------------------------------
   EQUITIES
     US Equities                                          40 - 80%          60 - 100%            20 - 60%
       SSgA S&P 500 Index Fund
       SSgA Disciplined Equity Fund
       SSgA Small Cap Fund
       SSgA Core Opportunities Fund
       SSgA Special Equity Fund
       SSgA Tuckerman Active REIT Fund
       SSgA Aggressive Equity Fund
       SSgA IAM SHARES Fund
     International Equities*                               0 - 20%           0 - 25%              0 - 15%
       SSgA International Stock Selection Fund
       SSgA Emerging Markets Fund
       SSgA International Growth Opportunities Fund
       SSgA MSCI(R) EAFE(R) Index Fund
   BONDS                                                  20 - 60%           0 - 40%             40 - 80%
       SSgA Bond Market Fund
       SSgA Intermediate Fund
       SSgA High Yield Bond Fund
       SSgA Yield Plus Fund
   SHORT TERM ASSETS                                       0 - 20%           0 - 20%              0 - 20%
       SSgA Money Market Fund
       SSgA US Government Money Market Fund

   * International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

   Objectives Of The Underlying Funds

   The Life Solutions Funds are comprised of various combinations of the Underlying Funds. Each of the Life Solutions Funds will invest in at least six of the Underlying Funds. The Board of Trustees has approved investment in all of the Underlying Funds presented above. The fundamental investment objectives of the Underlying Funds utilized by the Life Solutions Funds are listed below.

   SSgA S&P 500 Index Fund

   To seek to replicate the total return of the S&P 500 Index.

   SSgA Disciplined Equity Fund

   To provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

   SSgA Small Cap Fund

   To maximize total return through investment in equity securities; under normal market conditions, at least 80% of total assets will be invested in securities of smaller capitalized issuers.

   SSgA Core Opportunities Fund

   To achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

   SSgA Special Equity Fund

   To maximize total return through investment in mid and small capitalization US equity securities.

   SSgA Tuckerman Active Reit Fund

   To provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

   SSgA Aggressive Equity Fund

   To maximize total return through investing in US equity securities that are under-valued relative to their growth potential as measured by SSgA's proprietary models.

   SSgA IAM Shares Fund

   To maximize total return primarily through investing in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace workers or affiliated labor unions (IAM companies).

   SSgA International Stock Selection Fund

   To provide long-term capital growth by investing primarily in securities of foreign issuers.

   SSgA Emerging Markets Fund

   To provide maximum total return, primarily through capital appreciation, by investing in securities of foreign issuers.

   SSgA International Growth Opportunities Fund

   To provide long-term capital growth by investing primarily in securities of foreign issuers.

   SSgA MSCI(R) EAFE(R) Index Fund

   To replicate as closely as possible before expenses the performance of the Morgan Stanley Capital International, Europe, Australasia, Far East Index.

   SSgA Bond Market Fund

   To maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index (the "LBAB Index").

   SSgA Intermediate Fund

   To seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

   SSgA High Yield Bond Fund

   To maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond Index (the "LBHYB Index").

   SSgA Yield Plus Fund

   To seek high current income and liquidity by investing in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

   SSgA Money Market Fund

   To maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar dominated securities with remaining maturities of one year or less.

   SSgA US Government Money Market Fund

   To maximize current income to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   Security Valuation

   Investments in Underlying Funds are valued at the net asset value per share of each Underlying Fund as of the close of regular trading on the New York Stock Exchange.

   Securities Transactions

   Securities transactions of the Underlying Funds are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   Investment Income

   Distributions of income and capital gains are recorded from the Underlying Funds on the ex-dividend date.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Funds to distribute all of their taxable income to its shareholders. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required. The Funds had a net tax basis capital loss carryover which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At August 31, 2003, the capital loss carryovers and expiration dates are as follows:

                        08/31/2010     08/31/2011
   -----------------------------------------------
   Balanced            $ 12,996,006   $  2,919,167
   Growth                 9,799,465      2,400,496
   Income and Growth      2,313,750        475,576

   At August 31, 2003, the components of distributable earnings on a tax basis were as follows:

   COMPONENTS OF DISTRIBUTABLE EARNINGS

                                                                                            INCOME AND
                                                        BALANCED           GROWTH             GROWTH
   ------------------------------------------------------------------------------------------------------
   Cost of Investments for Tax Purposes             $    74,407,887    $    43,291,638    $    24,439,632
   Gross Tax Unrealized Appreciation                      2,691,880            746,642            986,923
   Gross Tax Unrealized Depreciation                     (3,202,579)        (2,619,310)          (841,850)
                                                    ---------------    ---------------    ---------------
   Net Tax Unrealized Appreciation (Depreciation)   $      (510,699)   $    (1,872,668)   $       145,073
                                                    ===============    ===============    ===============
   Undistributed Ordinary Income                    $       338,225    $       135,505    $       164,298
   Undistributed Long-Term Gains
   (Capital Loss Carryforward)                      $   (15,915,173)   $   (12,199,961)   $    (2,789,326)
   TAX COMPOSITION OF DISTRIBUTIONS:
   Ordinary Income                                  $     1,209,062    $       281,723    $       581,976

   As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2002 to August 31, 2003, and treat it as arising in the fiscal year 2004 as follows:

   Balanced                           $  2,123,100
   Growth                                  814,189
   Income and Growth                       466,232

   Dividends And Distributions To Shareholders

   Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from net investment income and realized gains recognized for financial statement purposes. These differences primarily relate to wash sale deferrals, capital loss carryforwards, and post October losses. Permanent differences between book and tax accounting are reclassified to paid in capital.

   Expenses

   Most expenses can be directly attributed to each Fund. Expenses of the Investment Company which cannot be directly attributed such as Trustee fees, insurance, legal and other expenses will be allocated among the Funds and all other funds of the Investment Company based principally on their relative average net assets. Expenses included in the accompanying Statements of Operations reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary.

3. INVESTMENT TRANSACTIONS

   Securities

   During the year ended August 31, 2003, purchases and sales of the Underlying Funds, excluding short-term investments, aggregated to the following:

                         PURCHASES       SALES
   -----------------------------------------------
   Balanced            $ 23,568,836   $ 16,889,016
   Growth                11,543,641      7,595,386
   Income and Growth      8,032,570      4,869,545

4. RELATED PARTIES

   Adviser

   The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank and Trust Company ("State Street") make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. The Funds are not charged a fee by the Adviser. However, each Fund pays management fees to the Adviser indirectly as a shareholder in the Underlying Funds. The Funds will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds. Each Underlying Fund pays the Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to a certain percentage of each Underlying Fund's average daily net assets. For the year ended August 31, 2003, the Adviser has contractually agreed to reimburse the Funds for all expenses in excess of .45% of average daily net assets on an annual basis. The total amount of reimbursement for the Income and Growth Fund for the year ended August 31, 2003 was $28,589.

   Administrator

   The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Funds are not charged a fee by the Administrator. For these services, the Underlying Funds pay the Administrator a combined fee that on an annual basis is equal to a certain percentage of their average aggregate daily net assets.

   Distributor and Shareholder Servicing

   The Funds and Underlying Funds have a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, will be reimbursed in an amount up to .25% of the Funds and Underlying Funds' average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to the Distributor to finance activity that is intended to result in the sale and retention of the Funds' and Underlying Funds' shares including: (1) payments made to certain broker-dealers, investments advisors and other third party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid directly by the funds to the Distributor are included in the accompanying Statements of Operations.

   Each Fund has Shareholder Service Agreements with State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers.

   For these services, each Fund pays a maximum of .13% each, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2003, each Fund paid the following shareholder servicing expenses to affliliated service providers:

                      GLOBAL MARKETS   CITISTREET
   -----------------------------------------------
   Balanced            $        127   $     38,574
   Growth                        11         20,443
   Income and Growth              1         12,318

   The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during the year.

   Payments to Distributor, as well as payments to Service Organizations from each Fund, are not permitted by the Plan to exceed .25% of each Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. Each Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of each Fund's shareholders have the right, however, to terminate the Plan and all payments thereunder at anytime. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance. There were no expenses carried over as of August 31, 2003.

   Board Of Trustees

   The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the Funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

   Each Fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustee fees payable. The deferred fees remain invested in certain SSgA Funds until distribution in accordance with the Deferred Plan.

   Accrued fees payable to affiliates as of August 31, 2003 were as follows:

                                                               INCOME AND
                                  BALANCED        GROWTH         GROWTH
   -----------------------------------------------------------------------
   Fund accounting fees         $      1,521   $      1,611   $      1,538
   Distribution fees                     536            675            436
   Shareholder servicing fees            870          2,612          1,756
   Transfer agent fees                 4,136          3,151          3,180
                                ------------   ------------   ------------
                                $      7,063   $      8,049   $      6,910
                                ============   ============   ============

   Beneficial Interest

   As of August 31, 2003, the following table includes shareholders (all of which were also affiliates of the Investment Company) with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund:

                           # OF
                       SHAREHOLDERS         %
   -----------------------------------------------
   Balanced                 1             82.4
   Growth                   2             98.0
   Income and Growth        2             93.6

   Transactions With Affiliated Companies

   An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Transactions during the year ended August 31, 2003 with Underlying Funds which are or were affiliates are as follows:

                                            PURCHASE        SALES         INCOME
              AFFILIATE                       COST           COST      DISTRIBUTIONS
   ---------------------------------------------------------------------------------
   BALANCED
     SSgA Aggressive Equity               $  4,605,577   $  5,465,776   $         --
     SSgA International Stock Selection      2,088,675      6,405,303         95,552
     SSgA Bond Market                       11,992,694      2,881,668        879,697
                                          ------------   ------------   ------------
                                          $ 18,686,946   $ 14,752,747   $    975,249
                                          ============   ============   ============
   GROWTH
     SSgA Aggressive Equity               $  2,195,881   $  1,782,644   $         --
     SSgA International Stock Selection      1,183,198      2,885,268         68,994
                                          ------------   ------------   ------------
                                          $  3,379,079   $  4,667,912   $     68,994
                                          ============   ============   ============
   INCOME AND GROWTH
     SSgA Aggressive Equity               $  1,172,418   $    986,085   $         --
                                          ============   ============   ============

The values of the above Underlying Funds at August 31, 2003 are shown in the accompanying Statements of Net Assets.

5. FUND SHARE TRANSACTIONS:

                                                                    (AMOUNTS IN THOUSANDS)
                                                                 FISCAL YEARS ENDED AUGUST 31,
   ---------------------------------------------------------------------------------------------------------
                                                               2003                         2002
                                                   ---------------------------   ---------------------------
                                                      SHARES        DOLLARS        SHARES         DOLLARS
                                                   ------------   ------------   ------------   ------------
   BALANCED
     Proceeds from shares sold                            1,622   $     15,184            913   $      8,960
     Proceeds from reinvestment of distributions            132          1,209            213          2,052
     Payments for shares redeemed                        (1,038)        (9,568)        (1,056)       (10,290)
                                                   ------------   ------------   ------------   ------------
     Total net increase (decrease)                          716   $      6,825             70   $        722
                                                   ============   ============   ============   ============
   GROWTH
     Proceeds from shares sold                              885   $      7,660            899   $      8,376
     Proceeds from reinvestment of distributions             34            281             63            567
     Payments for shares redeemed                          (463)        (3,886)        (1,130)       (10,295)
                                                   ------------   ------------   ------------   ------------
     Total net increase (decrease)                          456   $      4,055           (168)  $     (1,352)
                                                   ============   ============   ============   ============
   INCOME AND GROWTH
     Proceeds from shares sold                              503   $      5,145            453   $      4,741
     Proceeds from reinvestment of distributions             59            582             84            856
     Payments for shares redeemed                          (245)        (2,482)          (417)        (4,299)
                                                   ------------   ------------   ------------   ------------
     Total net increase (decrease)                          317   $      3,245            120   $      1,298
                                                   ============   ============   ============   ============

6. INTERFUND LENDING PROGRAM

   The Funds and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Funds did not utilize the interfund lending program during the year.

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statements of assets and liabilities and statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund, and SSgA Life Solutions Income and Growth Fund (three of the funds comprising SSgA Funds, hereafter referred to as the "Funds") at August 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the transfer agent, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
October 17, 2003

SSgA(R)
LIFE SOLUTIONS(SM) FUNDS

TAX INFORMATION -- AUGUST 31, 2003 (UNAUDITED)

For the tax year ended August 31, 2003, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.

SSgA(R)
LIFE SOLUTIONS(SM) FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES AND OFFICERS --
AUGUST 31, 2003 (UNAUDITED)

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers.

                                                                                                NO. OF
                           POSITION(S) HELD                                                   PORTFOLIOS
      NAME,                  WITH FUND AND            TERM          PRINCIPAL OCCUPATION(S)   IN COMPLEX            OTHER
      AGE,                     LENGTH OF               OF                 DURING THE           OVERSEEN       DIRECTORSHIPS HELD
     ADDRESS                  TIME SERVED            OFFICE              PAST 5 YEARS         BY TRUSTEE          BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson,       Trustee since 1988       Appointed until   - Vice Chairman, Frank         25      - Trustee, Frank Russell
Age 64                                           successor is        Russell Company;                       Investment Company Funds
                        Interested Person of     duly elected and  - Chairman of the Board,                 and Russell Investment
909 A Street            the SSgA Funds (as       qualified           Frank Russell                          Funds (investment
Tacoma, WA 98402        defined in the 1940                          Investment Management                  companies); and
                        Act) due to his          Until successor     Company, Frank Russell               - Director, Russell
                        employment by the        is chosen and       Investment Company                     Insurance Agency, Inc.,
                        parent company of the    qualified by the    Funds and Russell                      Frank Russell
                        Administrator            Trustees.           Investment Funds; and                  Investments (Ireland)
                                                                   - Chairman of the Board                  Limited, Frank Russell
                        Chairman of the Board                        and Chief Executive                    Investment Company plc;
                        and President                                Officer, Russell Fund                  Frank Russell Investment
                                                                     Distributors, Inc. and                 Company II plc, Frank
                        Member, Governance                           Frank Russell Trust                    Russell Investment
                        Committee                                    Company.                               Company III plc, Frank
                                                                                                            Russell Institutional
                        Member, Valuation                                                                   Funds plc, Frank Russell
                        Committee                                                                           Qualifying Investor
                                                                                                            Fund, and Frank Russell
                                                                                                            Investments (Cayman)
                                                                                                            Ltd.


                                                                                                NO. OF
                           POSITION(S) HELD                                                   PORTFOLIOS
      NAME,                  WITH FUND AND            TERM          PRINCIPAL OCCUPATION(S)   IN COMPLEX            OTHER
      AGE,                     LENGTH OF               OF                 DURING THE           OVERSEEN       DIRECTORSHIPS HELD
     ADDRESS                  TIME SERVED            OFFICE              PAST 5 YEARS         BY TRUSTEE          BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES (CONTINUED)

Timothy B. Harbert      Trustee since 2003       Appointed until   - 2001 to Present,             25      Listed under Principal
Age 53                                           successor is        Chairman and Chief                   Occupations
                        Interested Person of     duly elected and    Executive Officer,
State Street Financial  the SSgA Funds as        qualified           State Street Global
Center                  defined in the 1940                          Advisors;
One Lincoln Street      Act) due to his                            - 1992 to 2001, President
Boston, MA 02111-2900   employment by an                             and Chief Operating
                        affiliate of the                             Officer, State Street
                        Advisor                                      Global Advisors;
                                                                   - 1996 to Present,
                        Member, Governance                           Executive Vice
                        Committee                                    President, State Street
                                                                     Bank & Trust Company;
                        Member, Valuation                          - Director, Citistreet,
                        Committee                                    LLC; State Street Bank,
                                                                     Paris; State Street
                                                                     Global Advisors, Ltd.,
                                                                     London; State Street
                                                                     Global Advisors, GmbH,
                                                                     Munich; State Street
                                                                     Global Advisors,
                                                                     Canada, Ltd.; State
                                                                     Street Global Advisors,
                                                                     Australia, Ltd.; State
                                                                     Street Global Advisors,
                                                                     Japan, Ltd.; State
                                                                     Street Global Markets,
                                                                     LLC; Bentley College;
                                                                   - Chairman of the Board,
                                                                     StreetTracks, LLC;
                                                                     State Street Global
                                                                     Advisors Fund
                                                                     Management, LLC; State
                                                                     Street Global Advisors,
                                                                     Inc. (Delaware); Bel
                                                                     Air Investment
                                                                     Advisors, LLC; and
                                                                   - President and Director,
                                                                     State Street Global
                                                                     Advisors, Cayman.

INDEPENDENT TRUSTEES

William L. Marshall     Trustee since 1988       Appointed until   - Chief Executive Officer      25      None
Age 60                                           successor is        and President, Wm. L.
                        Chairman, Audit          duly elected and    Marshall Associates,
33 West Court Street    Committee                qualified           Inc., Wm. L. Marshall
Doylestown, PA 18901                                                 Companies, Inc. and the
                        Member, Governance                           Marshall Financial
                        Committee                                    Group, Inc. (a
                                                                     registered investment
                        Member, Valuation                            advisor and provider of
                        Committee                                    financial and related
                                                                     consulting services);
                                                                   - Certified Financial
                                                                     Planner and Member,
                                                                     Financial Planners
                                                                     Association; and
                                                                   - Registered
                                                                     Representative and
                                                                     Principal for
                                                                     Securities with
                                                                     Cambridge Investment
                                                                     Research, Inc.,
                                                                     Fairfield, Iowa.

                                                                                                NO. OF
                           POSITION(S) HELD                                                   PORTFOLIOS
      NAME,                  WITH FUND AND            TERM          PRINCIPAL OCCUPATION(S)   IN COMPLEX            OTHER
      AGE,                     LENGTH OF               OF                 DURING THE           OVERSEEN       DIRECTORSHIPS HELD
     ADDRESS                  TIME SERVED            OFFICE              PAST 5 YEARS         BY TRUSTEE          BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Steven J. Mastrovich    Trustee since 1988       Appointed until   - September 2000 to            25      None
Age 46                                           successor is        Present, Global Head of
                        Member, Audit Committee  duly elected and    Structured Real Estate,
623 Clapboard Street                             qualified           J.P. Morgan Investment
Westwood, MA 02090      Member, Governance                           Management (private
                        Committee                                    real estate investment
                                                                     for clients primarily
                        Member, Valuation                            outside of the US to
                        Committee                                    locate private real
                                                                     estate investments in
                                                                     the US);
                                                                   - January 2000 to
                                                                     September 2000,
                                                                     Managing Director, HSBC
                                                                     Securities (USA) Inc.;
                                                                   - From 1998 to 2000,
                                                                     President, Key Global
                                                                     Capital, Inc.;
                                                                   - From 1997 to 1998,
                                                                     Partner, Squire,
                                                                     Sanders & Dempsey (law
                                                                     firm); and
                                                                   - From 1994 to 1997,
                                                                     Partner, Brown,
                                                                     Rudnick, Freed & Gesmer
                                                                     (law firm).

Patrick J. Riley        Trustee since 1988       Appointed until   - 2003 to Present,             25      Director - SSgA Cash
Age 54                                           successor is        Associate Justice,                   Management Fund PLC, State
                        Member, Audit Committee  duly elected and    Commonwealth of                      Street Global Advisors
One Corporate Place                              qualified           Massachusetts Superior               Ireland, Ltd.
55 Ferncroft Road       Member, Governance                           Court; and
Danvers, MA 01923       Committee                                  - Partner, Riley, Burke &
                                                                     Donahue, L.L.P. (law
                        Member, Valuation                            firm).
                        Committee

Richard D. Shirk        Trustee since 1988       Appointed until   - March 2001 to April          25      Listed under Principal
Age 57                                           successor is        2002, Chairman,                      Occupations
                        Member, Audit Committee  duly elected and    Cerulean Companies,
1180 Brookgate Way, NE                           qualified           Inc. (holding company)
Atlanta, GA 30319-2877  Member, Governance                           (Retired);
                        Committee                                  - 1996 to March 2001,
                                                                     President and Chief
                        Member, Valuation                            Executive Officer,
                        Committee                                    Cerulean Companies,
                                                                     Inc.;
                                                                   - 1992 to March 2001,
                                                                     President and Chief
                                                                     Executive Officer, Blue
                                                                     Cross/Blue Shield of
                                                                     Georgia;
                                                                   - 1993 to November 2001,
                                                                     Chairman and Board
                                                                     Member, Georgia Caring
                                                                     for Children Foundation
                                                                     (private foundation);
                                                                   - November 1998 to
                                                                     Present, Board Member,
                                                                     Healthcare Georgia
                                                                     Foundation (private
                                                                     foundation); and
                                                                   - September 2002 to
                                                                     Present, Board Member,
                                                                     Amerigroup Corp.

                                                                                                NO. OF
                           POSITION(S) HELD                                                   PORTFOLIOS
      NAME,                  WITH FUND AND            TERM          PRINCIPAL OCCUPATION(S)   IN COMPLEX            OTHER
      AGE,                     LENGTH OF               OF                 DURING THE           OVERSEEN       DIRECTORSHIPS HELD
     ADDRESS                  TIME SERVED            OFFICE              PAST 5 YEARS         BY TRUSTEE          BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Bruce D. Taber          Trustee since 1991       Appointed until   - Consultant, Computer         25      Director - SSgA Cash
Age 60                                           successor is        Simulation, General                  Management Fund PLC, State
                        Member, Audit Committee  duly elected and    Electric Industrial                  Street Global Advisors
26 Round Top Road                                qualified           Control Systems.                     Ireland, Ltd.
Boxford, MA 01921
                        Member, Governance
                        Committee

                        Member, Valuation
                        Committee

Henry W. Todd           Trustee since 1988       Appointed until   - Chairman, President and      25      Director - SSgA Cash
Age 56                                           successor is        CEO, A.M. Todd Group,                Management Fund PLC, State
                        Member, Audit Committee  duly elected and    Inc.; and                            Street Global Advisors
150 Domorah Drive                                qualified         - President and CEO, Zink              Ireland, Ltd.
Montgomeryville, PA                                                  & Triest Co., Inc.
18936                   Member, Governance                           (dealer in vanilla
                        Committee                                    flavor materials).

                        Member, Valuation
                        Committee

                           POSITION(S) HELD
      NAME,                  WITH FUND AND            TERM                                 PRINCIPAL OCCUPATION(S)
      AGE,                     LENGTH OF               OF                                        DURING THE
     ADDRESS                  TIME SERVED            OFFICE                                     PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Agustin J. Fleites      Principal Executive      Until successor   - 2001 to Present, Senior Principal, State Street Global
Age 37                  Officer and Chief        is chosen and       Advisors; President, SSgA Funds Management, Inc.; Managing
                        Executive Officer since  qualified by        Director, Advisor Strategies;
State Street Financial  2003                     Trustees          - 1999 to 2001, Principal, Head of Exchange Traded Funds,
Center                                                               Offshore Funds and SSgA Latin America; and
One Lincoln Street                                                 - 1993-1999, Principal, Head of Asset Allocation Strategies.
Boston, MA 02111-2900

J. David Griswold       Vice President and       Until successor   - Director - Global Regulatory Policy and Assistant Secretary,
Age 46                  Secretary since 1994     is chosen and       Frank Russell Company;
                                                 qualified by      - Assistant Secretary and Associate General Counsel, Frank
909 A Street                                     Trustees            Russell Investment Management Company, Frank Russell Capital
Tacoma, WA 98402                                                     Inc., and Frank Russell Investments (Delaware), Inc.;
                                                                   - Assistant Secretary and Associate General Counsel, Russell Fund
                                                                     Distributors, Inc.
                                                                   - Director, Secretary and Associate General Counsel, Frank
                                                                     Russell Securities, Inc.; and
                                                                   - Secretary, Frank Russell Canada Limited/Limitee.

James Ross              Vice President since     Until successor   - 2001 to Present, Principal, SSgA Funds Management, Inc.;
Age 37                  2002                     is chosen and     - 2000 to Present, Principal, State Street Global Advisors;
                                                 qualified by      - 1992 to 2000, Vice President, State Street Corporation; and
State Street Financial                           Trustees          - 2000 to Present, Vice President, StreetTracks Series Trust.
Center
One Lincoln Street
Boston, MA 02111-2900

Mark E. Swanson         Treasurer and Principal  Until successor   - Director - Investment Operations, Frank Russell Investment
Age 39                  Accounting Officer       is chosen and       Management Company and Frank Russell Trust Company; and
                        since 2000               qualified by      - Treasurer and Chief Accounting Officer, Frank Russell
909 A Street                                     Trustees            Investment Company and Russell Investment Funds.
Tacoma, WA 98402

SSgA(R)
LIFE SOLUTIONS(SM) FUNDS
STATE STREET FINANCIAL CENTER
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327


TRUSTEES
  Lynn L. Anderson, Chairman
  Timothy B. Harbert
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

OFFICERS
  Lynn L. Anderson, President
  Agustin J. Fleites, Principal Executive Officer and CEO
  Mark E. Swanson, Treasurer and Principal Accounting Officer
  J. David Griswold, Vice President and Secretary
  James Ross, Vice President
  Deedra S. Walkey, Assistant Secretary
  Ross E. Erickson, Assistant Treasurer
  David J. Craig, Assistant Treasurer
  Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
  SSgA Funds Management, Inc.
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

DISTRIBUTOR
  State Street Global Markets, LLC
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington 98402

LEGAL COUNSEL
  Goodwin Procter LLP
  Exchange Place
  Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110

                                                              LSAR-08/31 (38951)

[SSgA(R) FUNDS LOGO]


MONEY MARKET FUNDS

MONEY MARKET FUND

US GOVERNMENT MONEY MARKET FUND

TAX FREE MONEY MARKET FUND


ANNUAL REPORT

AUGUST 31, 2003

                                  SSgA(R) Funds

                               Money Market Funds

                                  Annual Report

                                 August 31, 2003


                                Table of Contents

                                                                           PAGE
     President's Letter                                                       3
     Money Market Fund                                                        5
     US Government Money Market Fund                                          9
     Tax Free Money Market Fund                                              11
     Statement of Assets and Liabilities                                     19
     Statement of Operations                                                 20
     Statement of Changes in Net Assets                                      22
     Financial Highlights                                                    24
     Notes to Statement of Net Assets                                        26
     Notes to Financial Statements                                           27
     Report of Independent Auditors                                          32
     Disclosure of Information about Fund Trustees and Officers              33
     Fund Management and Service Providers                                   38

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.
This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.
Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. State Street Global Markets, LLC, is the distributor of the SSgA Funds.

SSgA Money Market Funds

Letter from the President of SSgA Funds Management, Inc.

DEAR SHAREHOLDERS,

It is my pleasure as President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2003. The assets in the SSgA Fund Family exceeded $29 billion as of August 31, 2003.

The fund family grew significantly over the past fiscal year with an 18% increase in assets under management since August 31, 2002. The fund family is comprised of a diverse group of strategies including money market, fixed income, domestic and international equity and balanced funds.

The past year has shown a resurgence of the equity markets with the S&P 500(R), the Russell 2500(R), the Russell 2000(R), and the Wilshire REIT Indices all posting positive returns. The international markets also generated positive results as indicated by the MSCI(R) EAFE(R) and the MSCI(R) EMF Indices.

The fixed income arena also experienced positive returns, albeit in a very low interest rate environment. The Lehman Brothers Government/Corporate Index, the Lehman Brothers Aggregate and the Lehman Brothers High Yield Bond Index all generated positive results for the time frame.

Thank you for choosing the SSgA Funds.


Sincerely,

/s/ Agustin J. Fleites

Agustin J. Fleites
SSgA Funds Management, Inc.
President

SSgA
MONEY MARKET FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                                               PRINCIPAL                     DATE
                                                                               AMOUNT ($)        RATE         OF         VALUE
                                                                               OR SHARES          %        MATURITY        $
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES - 2.2%
General Electric Co. (E)                                                           85,000        1.190     09/08/04       85,000
General Electric Co. (E)                                                           75,000        1.140     09/17/04       75,000
Wells Fargo Bank NA (E)                                                            75,000        1.041     06/01/04       75,000
                                                                                                                      ----------

TOTAL CORPORATE BONDS AND NOTES
(amortized cost $235,000)                                                                                                235,000
                                                                                                                      ----------

MORTGAGE BACKED SECURITIES - 0.1%
Holmes Financing PLC (E)                                                           12,500        1.110     10/15/03       12,500
                                                                                                                      ----------

TOTAL MORTGAGE BACKED SECURITIES
(amortized cost $12,500)                                                                                                  12,500
                                                                                                                      ----------

DOMESTIC CERTIFICATES OF DEPOSIT - 4.7%
Bank of New York Co., Inc. (E)                                                     40,000        1.040     10/06/03       39,999
Bank of New York Co., Inc. (E)                                                     72,000        1.035     08/16/04       71,990
National City Bank Indiana                                                        194,600        1.030     10/02/03      194,596
National City Bank Kentucky (E)                                                    50,000        1.090     12/15/03       49,999
National City Bank Kentucky (E)                                                    50,000        1.030     03/15/04       49,995
Wells Fargo Bank NA                                                               100,000        1.070     10/28/03       99,998
                                                                                                                      ----------

TOTAL DOMESTIC CERTIFICATES OF DEPOSIT
(amortized cost $506,577)                                                                                                506,577
                                                                                                                      ----------

EURODOLLAR CERTIFICATES OF DEPOSIT - 6.8%
Alliance & Leicester PLC                                                           50,000        1.240     12/22/03       50,000
Bank of Nova Scotia                                                                50,000        1.180     12/22/03       50,000
Barclays Bank PLC                                                                 100,000        1.050     10/07/03      100,000
Barclays Bank PLC                                                                  75,000        1.310     11/04/03       75,000
Credit Lyonnais                                                                    50,000        1.170     09/08/03       50,000
HBOS Treasury Services                                                             25,000        1.040     10/24/03       25,000
HBOS Treasury Services                                                            125,000        1.300     11/06/03      125,000
HBOS Treasury Services                                                             50,000        1.050     12/03/03       50,000
Landesbank Hessen-Thuringen                                                       100,000        1.870     10/20/03      100,000
Unicredito Italiano Spa                                                           100,000        1.050     09/30/03      100,000
                                                                                                                      ----------

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
(amortized cost $725,000)                                                                                                725,000
                                                                                                                      ----------

DOMESTIC TIME DEPOSIT - 4.5%
Branch Banking & Trust Co.                                                        100,000        1.000     09/02/03      100,000
KeyBank NA                                                                         83,705        0.969     09/02/03       83,705
SunTrust Bank                                                                     300,000        0.969     09/02/03      300,000
                                                                                                                      ----------

TOTAL DOMESTIC TIME DEPOSIT
(amortized cost $483,705)                                                                                                483,705
                                                                                                                      ----------

DOMESTIC COMMERCIAL PAPER - 27.8%
Amstel Funding Corp.                                                               50,000        1.270     10/22/03       49,910
Amstel Funding Corp.                                                               50,000        1.270     10/27/03       49,901
Amstel Funding Corp.                                                              150,000        1.090     12/11/03      149,541
Atlantis One Funding Corp.                                                         50,000        1.040     12/10/03       49,856

                                                                               PRINCIPAL                     DATE
                                                                               AMOUNT ($)        RATE         OF         VALUE
                                                                               OR SHARES          %        MATURITY        $
--------------------------------------------------------------------------------------------------------------------------------
Atlantis One Funding Corp.                                                        200,000        1.040     12/18/03      199,377
Barton Capital Corp.                                                              100,000        1.060     10/14/03       99,873
Cancara Asset Securitization LTD.                                                  50,277        1.030     10/15/03       50,214
Corporate Asset Funding Corp.                                                     100,000        1.030     09/02/03       99,997
Corporate Asset Funding Corp.                                                      46,000        1.050     09/25/03       45,968
Charta LLC                                                                         41,500        1.060     10/01/03       41,463
Ciesco LP                                                                          30,000        1.050     09/24/03       29,980
Ciesco LP                                                                          74,675        1.060     10/20/03       74,567
CRC Funding LLC                                                                    75,000        1.040     09/03/03       74,996
CRC Funding LLC                                                                    97,000        1.060     10/07/03       96,897
CRC Funding LLC                                                                   100,000        1.060     10/09/03       99,888
CRC Funding LLC                                                                    25,000        1.060     10/10/03       24,971
Delaware Funding Corp.                                                            101,100        1.060     09/19/03      101,046
Du Pont                                                                            35,000        1.000     10/14/03       34,958
Du Pont                                                                            71,000        1.050     12/12/03       70,789
Edison Asset Securitization LLC                                                    65,000        1.040     09/22/03       64,961
Edison Asset Securitization LLC                                                    50,000        1.070     11/06/03       49,902
Falcon Asset Securitization Corp.                                                 217,105        1.060     09/12/03      217,035
Falcon Asset Securitization Corp.                                                 100,000        1.070     09/24/03       99,932
Galaxy Funding                                                                     27,750        1.040     10/16/03       27,714
GE Capital International Funding, Inc.                                             50,000        1.040     10/02/03       49,955
GE Capital International Funding, Inc.                                             70,000        1.080     11/10/03       69,853
Gemini Securitization Corp.                                                        75,147        1.050     09/03/03       75,143
General Electric Capital Corp.                                                     40,000        1.070     10/28/03       39,932
Giro Funding US Corp.                                                             100,101        1.060     09/22/03      100,039
Giro Funding US Corp.                                                              50,000        1.050     09/26/03       49,964
Giro Funding US Corp.                                                              80,288        1.040     10/03/03       80,214
Govco, Inc.                                                                        45,000        1.080     11/18/03       44,895
Grampian Funding LTD                                                              111,000        1.050     09/26/03      110,919
Liberty Street Funding Co.                                                         34,000        1.050     09/22/03       33,979
Newport Funding Corp.                                                             100,000        1.060     09/16/03       99,956
Polonius, Inc.                                                                     20,000        1.080     09/22/03       19,987
Quincy Capital Corp.                                                              140,193        1.070     09/26/03      140,090
Saint Germain Holdings LTD                                                         42,000        1.050     09/23/03       41,973
Sheffield Receivables Corp. (E)                                                    33,000        1.070     01/20/04       33,000
Thunder Bay Funding, Inc.                                                          70,170        1.070     09/19/03       70,132
Yorktown Capital LLC                                                               25,000        1.060     10/10/03       24,971
                                                                                                                      ----------

TOTAL DOMESTIC COMMERCIAL PAPER
(amortized cost $2,988,738)                                                                                            2,988,738
                                                                                                                      ----------

FOREIGN COMMERCIAL PAPER - 7.4%
Alliance & Leicester PLC                                                           55,000        1.085     12/05/03       54,844
Allied Irish Banks North America                                                   80,000        1.030     10/20/03       79,888
Bank Of Ireland                                                                   100,000        1.065     10/22/03       99,849
Credit Agricole Indosuez (new)                                                    100,000        1.040     09/29/03      100,000
Den Danske Corp.                                                                  100,000        1.040     09/26/03       99,928
KfW International Finance, Inc.                                                   100,000        1.000     10/09/03       99,894
Nestle Capital Corp.                                                               50,000        1.000     10/09/03       49,947
Societe Generale                                                                   50,000        1.110     12/08/03       49,849
Swedbank                                                                           60,000        1.040     09/16/03       59,974

                                                                               PRINCIPAL                     DATE
                                                                               AMOUNT ($)        RATE         OF         VALUE
                                                                               OR SHARES          %        MATURITY        $
--------------------------------------------------------------------------------------------------------------------------------
Swedbank                                                                          100,000        1.040     09/26/03       99,928
                                                                                                                      ----------
TOTAL FOREIGN COMMERCIAL PAPER
(amortized cost $794,101)                                                                                                794,101
                                                                                                                      ----------

UNITED STATES GOVERNMENT AGENCIES - 19.1%
Federal Home Loan Bank                                                             75,000        1.250     07/02/04       75,000
Federal Home Loan Bank                                                             70,000        1.214     08/04/04       70,000
Federal Home Loan Bank Discount Note                                              100,000        1.050     11/05/03       99,810
Federal Home Loan Bank Discount Note                                               37,559        1.080     11/14/03       37,476
Federal Home Loan Bank Discount Note                                               45,000        0.920     12/19/03       44,875
Federal Home Loan Mortgage Corp. Discount Notes                                   100,000        1.035     09/11/03       99,971
Federal Home Loan Mortgage Corp. Discount Notes                                    45,000        1.080     10/10/03       44,950
Federal Home Loan Mortgage Corp. Discount Notes                                    50,000        1.076     12/05/03       49,858
Federal Home Loan Mortgage Corp. Discount Notes                                    40,000        1.070     05/20/04       39,689
Federal National Mortgage Association Discount Notes                              150,000        1.051     09/10/03      149,961
Federal National Mortgage Association Discount Notes                               50,000        1.080     09/10/03       49,987
Federal National Mortgage Association Discount Notes                              100,000        1.380     05/07/04      100,000
Federal National Mortgage Association Discount Notes                               45,000        1.235     09/08/03       44,989
Federal National Mortgage Association Discount Notes                              175,000        1.230     09/15/03      174,916
Federal National Mortgage Association Discount Notes                               80,000        1.150     10/01/03       79,923
Federal National Mortgage Association Discount Notes                               25,000        1.160     10/01/03       24,976
Federal National Mortgage Association Discount Notes                              100,000        0.940     10/15/03       99,885
Federal National Mortgage Association Discount Notes                              135,000        1.035     10/22/03      134,802
Federal National Mortgage Association Discount Notes                               65,000        1.090     12/16/03       64,791
Federal National Mortgage Association Discount Notes                               46,890        1.080     12/18/03       46,738
Federal National Mortgage Association Discount Notes                              140,000        1.120     02/11/04      139,290
Federal National Mortgage Association Discount Notes                               48,000        1.080     05/28/04       47,611
Federal National Mortgage Association Discount Notes                              135,000        1.080     06/25/04      133,793
Federal National Mortgage Association Discount Notes                              144,000        1.100     06/25/04      142,689
Federal National Mortgage Association Discount Notes                               53,288        1.120     06/25/04       52,794
                                                                                                                      ----------

TOTAL UNITED STATES GOVERNMENT AGENCIES
(amortized cost $2,048,774)                                                                                            2,048,774
                                                                                                                      ----------

UNITED STATES TREASURIES - 1.9%
United States Treasury Notes                                                       25,000        3.000     01/31/04       25,219
United States Treasury Notes                                                       38,000        3.250     05/31/04       38,602
United States Treasury Notes                                                      137,000        2.875     06/30/04      139,097
                                                                                                                      ----------

TOTAL UNITED STATES TREASURIES
(amortized cost $202,918)                                                                                                202,918
                                                                                                                      ----------

YANKEE CERTIFICATE OF DEPOSIT - 13.0%
Abbey National Treasury Services PLC                                              110,000        1.910     10/21/03      109,998
Abbey National Treasury Services PLC                                               41,000        1.580     11/19/03       40,998
Abbey National Treasury Services PLC (E)                                           50,000        1.040     09/15/03       49,999
Bank of Nova Scotia                                                                62,000        1.240     10/17/03       62,000
Bank of Nova Scotia (E)                                                            50,000        1.025     06/02/04       49,992
Barclays Bank PLC (E)                                                              50,000        1.025     06/02/04       49,992
Canadian Imperial Bank Corp. (E)                                                   55,000        1.060     11/28/03       55,000
Dexia Bank NY Branch (E)                                                          100,000        1.026     06/01/04       99,985
Rabobank Nederland                                                                 30,000        1.310     08/06/04       29,997

                                                                               PRINCIPAL                     DATE
                                                                               AMOUNT ($)        RATE         OF         VALUE
                                                                               OR SHARES          %        MATURITY        $
--------------------------------------------------------------------------------------------------------------------------------
Royal Bank of Canada (E)                                                           50,000        1.040     09/12/03       50,000
Royal Bank of Canada (E)                                                           50,000        1.040     09/30/03       49,999
Royal Bank of Canada (E)                                                          100,000        1.030     03/15/04       99,989
Royal Bank of Scotland (E)                                                        100,000        1.040     10/03/03       99,998
Royal Bank of Scotland (E)                                                        125,000        1.030     05/21/04      124,982
Societe Generale                                                                  100,000        1.060     01/20/04      100,000
Societe Generale (E)                                                               87,000        1.040     03/10/04       86,995
Svenska Handelsbanken                                                              50,000        1.185     10/02/03       50,000
Svenska Handelsbanken                                                              25,000        1.300     11/10/03       25,000
Svenska Handelsbanken                                                              40,000        1.410     08/31/04       39,996
Svenska Handelsbanken (E)                                                          50,000        1.040     09/13/04       49,990
Westpac Banking Corp. (E)                                                          30,000        1.030     06/02/04       29,995
Westpac Banking Corp. (E)                                                          45,000        1.025     06/03/04       44,993
                                                                                                                      ----------

TOTAL YANKEE CERTIFICATE OF DEPOSITS
(amortized cost $1,399,898)                                                                                            1,399,898
                                                                                                                      ----------

TOTAL INVESTMENTS - 87.5%
(amortized cost $9,397,211)                                                                                            9,397,211
                                                                                                                      ----------
REPURCHASE AGREEMENTS - 13.0%
Agreement with Bank of America and Bank of New York
   (Tri-party) of $300,000 dated August 29, 2003 at 1.030% to be repurchased at $300,034 on September 2, 2003,
   collateralized by: $543,985 various US Government Agency
   Obligations, valued at $306,000                                                                                       300,000
Agreement with Bear Stearns and J.P. Morgan Chase & Co.
   (Tri-party) of $100,000 dated August 29, 2003 at 1.050% to be repurchased at $100,012 on September 2, 2003,
   collateralized by: $185,619 various US Government Agency
   Obligations, valued at $102,000                                                                                       100,000
Agreement with UBS Warburg and J.P. Morgan Chase & Co.
   (Tri-party) of $1,000,000 dated August 29, 2003 at 1.100%
   to be repurchased at $1,000,121 on September 2, 2003,
   collateralized by: $1,849,943 various US Government Agency
   Obligations, valued at $1,020,005                                                                                   1,000,000
                                                                                                                      ----------

TOTAL REPURCHASE AGREEMENTS
(identified cost $1,400,000)                                                                                           1,400,000
                                                                                                                      ----------

TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS - 100.5%
(cost $10,797,211)(+)                                                                                                 10,797,211

OTHER ASSETS AND LIABILITIES,
NET - (0.5)%                                                                                                             (52,841)
                                                                                                                      ----------

NET ASSETS - 100.0%                                                                                                   10,744,370
                                                                                                                      ==========

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

See accompanying notes which are an integral part of the financial statements.

SSgA
US GOVERNMENT MONEY MARKET FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                                               PRINCIPAL                     DATE
                                                                               AMOUNT ($)        RATE         OF         VALUE
                                                                               OR SHARES          %        MATURITY        $
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT AGENCIES - 62.1%
Federal Home Loan Bank (E)                                                        125,000        0.990     05/27/04      124,961
Federal Home Loan Bank                                                             20,000        1.214     08/04/04       20,000
Federal Home Loan Bank (E)                                                         25,000        1.010     12/12/03       24,995
Federal Home Loan Bank (E)                                                        150,000        0.993     01/06/04      149,980
Federal Home Loan Mortgage Corp.                                                   30,270        5.000     01/15/04       30,667
Federal Home Loan Mortgage Corp. Discount Notes                                    50,000        1.135     09/04/03       49,995
Federal Home Loan Mortgage Corp. Discount Notes                                    25,000        1.030     09/11/03       24,993
Federal Home Loan Mortgage Corp. Discount Notes                                    45,715        1.000     09/22/03       45,688
Federal Home Loan Mortgage Corp. Discount Notes                                    50,000        1.235     09/22/03       49,964
Federal Home Loan Mortgage Corp. Discount Notes                                    25,000        1.165     10/09/03       24,969
Federal Home Loan Mortgage Corp. Discount Notes                                    20,000        1.400     10/22/03       19,960
Federal Home Loan Mortgage Corp. Discount Notes                                    19,719        1.275     06/02/04       19,527
Federal National Mortgage Association Discount Notes                               33,000        1.190     09/03/03       32,998
Federal National Mortgage Association Discount Notes                               50,000        1.080     10/15/03       49,934
Federal National Mortgage Association Discount Notes                               25,000        1.035     10/22/03       24,963
Federal National Mortgage Association Discount Notes                               18,788        1.120     02/04/04       18,697
Federal National Mortgage Association Discount Notes                               50,000        1.130     02/18/04       49,733
Federal National Mortgage Association Discount Notes                               20,000        1.150     03/18/04       19,873
Federal National Mortgage Association Discount Notes                               20,000        1.090     05/28/04       19,837
Federal National Mortgage Association Discount Notes                               25,000        1.095     06/10/04       24,785
Federal National Mortgage Association Discount Notes                               25,000        1.105     06/25/04       24,771
Federal National Mortgage Association Discount Notes                               20,000        1.120     06/25/04       19,815
                                                                                                                      ----------

TOTAL UNITED STATES GOVERNMENT AGENCIES
(amortized cost $871,105)                                                                                                871,105
                                                                                                                      ----------

TOTAL INVESTMENTS - 62.1%
(amortized cost $871,105)                                                                                                871,105
                                                                                                                      ----------

                                                                                                                         VALUE
                                                                                                                           $
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 38.0%
Agreement with BankOne Capital Markets and J.P. Morgan Chase & Co.
   (Tri-party) of $150,000 dated August 29, 2003 at 1.060%
   to be repurchased at $150,017 on September 2, 2003,
   collateralized by: $153,498 various United States Agency
   Obligations, valued at $153,004                                                                                       150,000
Agreement with Morgan Stanley Dean Witter and Bank of New York
   (Tri-party) of $100,000 dated August 29, 2003 at
   1.100% to be repurchased at $100,012 on September 2, 2003, collateralized by: $92,430 various United States Agency
   Obligations, valued at $102,004                                                                                       100,000
Agreement with UBS Warburg, LLC and Bank of New York
   (Tri-party) of $250,000 dated August 29, 2003 at 1.080%
   to be repurchased at $250,030 on September 2, 2003,
   collateralized by: $247,800 various United States Agency
   Obligations, valued at $255,000                                                                                       250,000
Agreement with UBS Warburg, LLC and J.P. Morgan Chase & Co.
   (Tri-party) of $33,958 dated August 29, 2003 at 1.080% to
   be repurchased at $33,962 on September 2, 2003,
   collateralized by: $32,217 various United States Agency
   Obligations, valued at $34,640                                                                                         33,958
                                                                                                                      ----------

TOTAL REPURCHASE AGREEMENTS
(identified cost $533,958)                                                                                               533,958
                                                                                                                      ----------

TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS - 100.1%
(amortized cost $1,405,063)(+)                                                                                         1,405,063

OTHER ASSETS AND LIABILITIES,
NET - (0.1%)                                                                                                                (837)
                                                                                                                      ----------

NET ASSETS - 100.0%                                                                                                    1,404,226
                                                                                                                      ==========

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

See accompanying notes which are an integral part of the financial statements.

SSgA
TAX FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                                               PRINCIPAL                     DATE        MARKET
                                                                               AMOUNT ($)        RATE         OF         VALUE
                                                                               OR SHARES          %        MATURITY        $
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS - 99.8%
ALABAMA - 3.6%
Alabama Special Care Facilities Financing Authority-Birmingham Alabama
   Revenue Bonds, weekly demand (E)                                                 8,195        0.820     11/15/39        8,195
Montgomery BMC Special Care Facilities Financing Authority Revenue Bonds,
   weekly demand (E)(u)                                                             1,000        0.850     12/01/30        1,000
Montgomery BMC Special Care Facilities Financing Authority Revenue Bonds,
   weekly demand (E)(u)                                                             2,365        0.850     12/01/30        2,365
University of Alabama Revenue Bonds, weekly demand (E)(u)                           4,300        1.000     09/01/31        4,300
                                                                                                                      ----------
                                                                                                                          15,860
                                                                                                                      ----------

ALASKA - 0.5%
Alaska Housing Finance Corp. Revenue Bonds, weekly demand (E)(u)                    2,250        0.820     07/01/22        2,250
                                                                                                                      ----------

ARIZONA - 0.5%
Pima County Industrial Development Authority Revenue Bonds,
   weekly demand (E)                                                                2,400        0.850     12/01/22        2,400
                                                                                                                      ----------

CALIFORNIA - 2.2%
California State Department of Water Resources Revenue Bonds,
   weekly demand (E)(u)                                                             7,800        0.820     05/01/18        7,800
California State General Obligation, weekly demand (E)(u)                           2,170        1.100     12/01/23        2,170
                                                                                                                      ----------
                                                                                                                           9,970
                                                                                                                      ----------

COLORADO - 3.0%
Colorado Housing & Finance Authority Revenue Bonds, weekly demand (E)               2,000        0.850     10/01/30        2,000
Colorado State Public Highway Authority Revenue, weekly demand (E)(u)               1,300        0.850     09/01/18        1,300
Denver City & County Colorado Certificate of Participation,
   weekly demand (E)(u)                                                             5,000        0.850     12/01/29        5,000
Regional Transportation District Certificate of Participation,
   weekly demand (E)(u)                                                             5,000        0.950     12/01/22        5,000
                                                                                                                      ----------
                                                                                                                          13,300
                                                                                                                      ----------

CONNECTICUT - 0.6%
Connecticut State Health & Educational Facilities Authority Revenue Bonds,
   weekly demand (E)                                                                2,500        0.720     07/01/29        2,500
                                                                                                                      ----------

DISTRICT OF COLUMBIA - 0.7%
District of Columbia General Obligation Unlimited, weekly demand (E)(u)             1,235        0.850     06/01/15        1,235
District of Columbia General Obligation Unlimited, weekly demand (E)(u)             1,800        0.850     06/01/30        1,800
                                                                                                                      ----------
                                                                                                                           3,035
                                                                                                                      ----------

FLORIDA - 3.4%
Dade County Industrial Development Authority Revenue Bonds, weekly demand (E)         950        0.850     01/01/16          950
Dade County Industrial Development Authority Revenue Bonds, weekly demand (E)         885        0.850     01/01/16          885
Dade County Industrial Development Authority Revenue Bonds, weekly demand (E)         475        0.850     01/01/16          475
Dade County Industrial Development Authority Revenue Bonds, weekly demand (E)         100        0.850     01/01/16          100
Florida Housing Finance Agency Revenue Bonds, weekly demand (E)(u)                  2,705        0.940     02/01/35        2,705
Palm Beach County Housing Finance Authority Housing Revenue Revenue Bonds,
   weekly demand (E)                                                                4,500        0.820     11/01/07        4,500
Putnam County Development Authority Revenue Bonds, semi-annual demand (E)           2,800        1.050     12/15/09        2,800
Putnam County Development Authority Revenue Bonds, semi-annual demand (E)           2,510        1.250     03/15/14        2,510
                                                                                                                      ----------
                                                                                                                          14,925
                                                                                                                      ----------

                                                                               PRINCIPAL                     DATE        MARKET
                                                                               AMOUNT ($)        RATE         OF         VALUE
                                                                               OR SHARES          %        MATURITY        $
--------------------------------------------------------------------------------------------------------------------------------
GEORGIA - 3.7%
Cobb County Ga General Obligation Unlimited Notes                                   5,500        1.500     12/31/03        5,508
Fulton County Building Authority Revenue Bonds (u)                                  3,200        2.500     01/01/04        3,213
Georgia Municipal Gas Authority Revenue Bonds, weekly demand (E)                    1,800        0.850     11/01/06        1,800
Gwinnett County School District General Obligation Limited Notes                    6,000        2.000     12/29/03        6,018
                                                                                                                      ----------
                                                                                                                          16,539
                                                                                                                      ----------

HAWAII - 1.2%
Honolulu City & County Hawaii General Obligation Unlimited, weekly demand (E)       5,125        0.770     01/01/18        5,125
                                                                                                                      ----------

IDAHO - 0.9%
Idaho Housing & Finance Association Revenue Bonds, weekly demand (E)                1,700        0.900     01/01/33        1,700
Idaho Housing & Finance Association Revenue Bonds, weekly demand (E)                2,500        0.900     07/01/33        2,500
                                                                                                                      ----------
                                                                                                                           4,200
                                                                                                                      ----------

ILLINOIS - 5.9%
Illinois Development Finance Authority Revenue Bonds, weekly demand (E)             9,000        0.770     11/15/39        9,000
Illinois Development Finance Authority Revenue Bonds, weekly demand (E)             3,650        0.900     09/01/22        3,650
Illinois Development Finance Authority Revenue Bonds, weekly demand (E)             1,200        0.850     11/15/24        1,200
Illinois Health Facilities Authority Revenue Bonds, weekly demand (E)               2,300        0.850     08/01/15        2,300
Illinois Health Facilities Authority Revenue Bonds, weekly demand (E)               4,000        0.850     08/01/20        4,000
Illinois Health Facilities Authority Revenue Bonds, weekly demand (E)(u)            2,320        0.850     07/01/28        2,320
Illinois Housing Development Authority Revenue Bonds, weekly demand (E)(u)            960        0.850     07/01/27          960
Illinois Student Assistance Commission Revenue Bonds, weekly demand (E)             2,925        0.870     03/01/06        2,925
                                                                                                                      ----------
                                                                                                                          26,355
                                                                                                                      ----------

INDIANA - 2.4%
Indiana Bond Bank Revenue Notes                                                     8,000        1.750     01/06/04        8,019
Purdue University Revenue Bonds                                                     2,565        5.000     07/01/04        2,653
                                                                                                                      ----------
                                                                                                                          10,672
                                                                                                                      ----------

IOWA - 1.7%
Iowa Finance Authority Revenue Bonds, weekly demand (E)(u)                          3,300        0.880     07/01/07        3,300
Iowa Finance Authority Revenue Bonds, weekly demand (E)(u)                          4,150        0.880     01/01/28        4,150
                                                                                                                      ----------
                                                                                                                           7,450
                                                                                                                      ----------

KANSAS - 0.5%
Johnson County Unified School District No. 233 General Obligation Unlimited,
   weekly demand (pre-refunded 9/1/2003) (u)(ae)                                      500        5.750     09/01/18          500
Wichita Kansas Revenue Bonds, weekly demand (E)                                     1,700        0.900     08/01/19        1,700
                                                                                                                      ----------
                                                                                                                           2,200
                                                                                                                      ----------

LOUISIANA - 3.9%
Calcasieu Parish Industrial Development Board Revenue Bonds, weekly
   demand (E)                                                                       1,000        0.900     08/01/04        1,000
East Baton Rouge, Louisiana Pollution Control Revenue, daily demand (E)             1,800        0.770     03/01/22        1,800
Jefferson Parish Home Mortgage Authority Revenue Bonds, weekly demand (E)           1,280        1.000     12/01/13        1,280
Louisiana Public Facilities Authority Revenue Bonds, weekly demand (E)             10,500        0.920     05/15/30       10,500
Louisiana State General Obligation Unlimited, annual demand (E)(u)                  2,885        0.910     04/01/09        2,885
                                                                                                                      ----------
                                                                                                                          17,465
                                                                                                                      ----------

                                                                               PRINCIPAL                     DATE        MARKET
                                                                               AMOUNT ($)        RATE         OF         VALUE
                                                                               OR SHARES          %        MATURITY        $
--------------------------------------------------------------------------------------------------------------------------------
MAINE - 0.3%
Regional Waste Systems Inc. Revenue Bonds, weekly demand (E)                        1,535        1.000     07/01/12        1,535
                                                                                                                      ----------

MARYLAND - 1.8%
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds,
   weekly demand (E)                                                                4,000        0.850     04/01/35        4,000
Montgomery County Housing Opportunites Commission Housing Revenue
   Revenue Bonds, weekly demand (E)                                                 3,000        1.000     06/01/30        3,000
Northeast Waste Disposal Authority Resource Recovery Revenue Revenue
   Bonds (u)                                                                        1,000        7.150     01/01/04        1,019
                                                                                                                      ----------
                                                                                                                           8,019
                                                                                                                      ----------

MASSACHUSETTS - 8.5%
Massachusettes State Health & Educational Facilities Authority Revenue,
   Series R, weekly demand (E)                                                        500        0.750     11/01/49          500
Massachusetts Bay Transportation Authority Special Assessment,
   weekly demand (E)                                                                1,000        0.900     07/01/30        1,000
Massachusetts Health & Educational Facilities Authority Revenue Bonds,
   Series BB, daily demand (E)                                                      2,200        0.750     02/01/34        2,200
Massachusetts Health & Educational Facilities Authority Revenue Bonds,
   Series P-1, daily demand (E)(u)                                                  4,210        0.800     07/01/27        4,210
Massachusetts Health & Educational Facilities Authority Revenue Bonds,
   weekly demand (E)(u)                                                               200        0.780     01/01/19          200
Massachusetts Health & Educational Facilities Authority Revenue Bonds,
   weekly demand (E)                                                               11,500        0.780     07/01/38       11,500
Massachusetts State General Obligation Limited Notes                                1,000        4.000     09/01/03        1,000
Massachusetts State Industrial Finance Agency Revenue Bonds,
   weekly demand (E)                                                                3,550        0.730     07/01/26        3,550
Massachusetts State Water Resources Authority Revenue Bonds,
   weekly demand (E)(u)                                                             5,600        0.780     04/01/28        5,600
Massachusetts State Water Resources Authority Revenue Bonds,
   weekly demand (E)(u)                                                             1,700        0.780     08/01/37        1,700
Route 3 North Transit Improvement Association Revenue Bonds,
   weekly demand (E)(u)                                                             5,800        0.790     06/15/33        5,800
                                                                                                                      ----------
                                                                                                                          37,260
                                                                                                                      ----------

MICHIGAN - 5.6%
Jackson County Economic Development Corp. Revenue Bonds,
   weekly demand (E)                                                                1,500        1.150     12/01/14        1,500
Michigan Higher Education Student Loan Authority Revenue Bonds,
   weekly demand (E)(u)                                                             1,100        0.850     10/01/20        1,100
Michigan Higher Education Student Loan Authority Revenue Bonds,
   weekly demand (E)(u)                                                             2,700        0.850     09/01/36        2,700
Michigan Municipal Bond Authority Revenue Notes                                     6,000        2.000     08/20/04        6,056
Michigan State Revenue Bonds, weekly demand (E)(u)                                  8,100        0.800     09/15/08        8,100
Michigan State University Revenue Bonds, weekly demand (E)                          5,340        0.800     08/15/30        5,340
                                                                                                                      ----------
                                                                                                                          24,796
                                                                                                                      ----------

MINNESOTA - 2.3%
Minneapolis Special School District No. 1 General Obligation Unlimited Notes       10,000        1.750     08/06/04       10,073
                                                                                                                      ----------

                                                                               PRINCIPAL                     DATE        MARKET
                                                                               AMOUNT ($)        RATE         OF         VALUE
                                                                               OR SHARES          %        MATURITY        $
--------------------------------------------------------------------------------------------------------------------------------
MISSOURI - 2.9%
Missouri State Health & Educational Facilities Authority Revenue Bonds,
   weekly demand (E)                                                                  900        0.850     06/01/14          900
Missouri State Health & Educational Facilities Authority Revenue Bonds,
   weekly demand (E)                                                                1,750        0.850     06/01/19        1,750
Missouri State Health & Educational Facilities Authority Revenue Bonds,
   weekly demand (E)                                                                2,350        0.850     06/01/19        2,350
University Of Missouri Revenue Bonds, weekly demand (E)                             7,800        0.750     11/01/31        7,800
                                                                                                                      ----------
                                                                                                                          12,800
                                                                                                                      ----------

MONTANA - 0.4%
Billings Montana Revenue Bonds, weekly demand (E)                                   1,900        0.820     12/01/14        1,900
                                                                                                                      ----------

NEVADA - 2.3%
Clark County Nevada Revenue Bonds, weekly demand (E)(u)                             2,690        0.790     07/01/12        2,690
Clark County School District General Obligation Limited (u)                         2,500        3.000     06/01/04        2,537
Nevada Housing Division Revenue Bonds, weekly demand (E)                            1,805        0.870     10/01/30        1,805
Nevada Housing Division Revenue Bonds, weekly demand (E)                            1,030        0.870     10/01/30        1,030
Nevada Housing Division Revenue Bonds, weekly demand (E)                              300        0.870     10/01/30          300
Nevada Housing Division Revenue Bonds, weekly demand (E)                            1,200        0.870     04/01/31        1,200
Nevada Housing Division Revenue Bonds, weekly demand (E)                            1,900        0.870     10/15/33        1,900
                                                                                                                      ----------
                                                                                                                          11,462
                                                                                                                      ----------

NEW HAMPSHIRE - 1.8%
New Hampshire Business Finance Authority Revenue Bonds, weekly demand (E)             300        0.850     01/01/18          300
New Hampshire Health & Education Facilities Authority Revenue Bonds,
   weekly demand (E)                                                                4,500        0.800     06/01/32        4,500
New Hampshire Higher Educational & Health Facilities Authority Revenue
   Bonds, weekly demand (E)(u)                                                      3,250        0.850     12/01/25        3,250
                                                                                                                      ----------
                                                                                                                           8,050
                                                                                                                      ----------

NEW JERSEY - 0.3%
New Jersey State Transit Corporation Revenue Bonds (u)                              1,500        5.500     02/01/04        1,527
                                                                                                                      ----------

NEW YORK - 10.2%
City of New York New York General Obligation Unlimited, weekly demand (E)           1,000        0.820     02/15/16        1,000
City of New York New York General Obligation Unlimited, weekly demand (E)(u)        1,000        0.740     08/01/11        1,000
City of New York New York General Obligation Unlimited, weekly demand (E)(u)        3,300        0.740     08/01/12        3,300
City of New York New York General Obligation Unlimited, weekly demand (E)(u)        1,100        0.850     06/01/22        1,100
Hempstead Industrial Development Agency Revenue Bonds, weekly demand (E)            1,000        0.870     09/15/15        1,000
Nassau County, New York Individual Development Agency Civic Facility
   Revenue (E)                                                                      1,300        0.770     01/01/34        1,300
New York City Municipal Water Finance Authority Water & Sewer System
   Revenue, Series A, daily demand (E)(u)                                           1,900        0.800     06/15/25        1,900
New York City Transitional Finance Authority Revenue Bonds,
   weekly demand (E)                                                                4,600        1.000     11/01/22        4,600
New York City Transitional Finance Authority Revenue Bonds,
   weekly demand (E)                                                                5,400        0.800     11/01/22        5,400
New York City Transitional Finance Authority Revenue Bonds,
   weekly demand (E)                                                                1,300        0.770     11/01/22        1,300

                                                                               PRINCIPAL                     DATE        MARKET
                                                                               AMOUNT ($)        RATE         OF         VALUE
                                                                               OR SHARES          %        MATURITY        $
--------------------------------------------------------------------------------------------------------------------------------
New York City Transitional Finance Authority Revenue Bonds,
   weekly demand (E)                                                                4,160        0.800     11/15/22        4,160
New York City Transitional Finance Authority Revenue Bonds,
   weekly demand (E)                                                                6,200        0.800     11/15/22        6,200
New York City Trust for Cultural Resources Revenue Bonds,
   weekly demand (E)(u)                                                               955        0.730     04/01/21          955
New York Mortgage Agency, weekly demand (E)                                         2,300        1.000     10/01/18        2,300
New York Mortgage Agency Revenue Bonds, weekly demand (E)                           1,165        0.900     10/01/30        1,165
New York State Dormitory Authority Revenue Bonds, weekly demand (u)                 1,000        0.800     02/15/31        1,000
New York State Housing Finance Agency Revenue Bonds, weekly demand (E)              2,000        0.800     11/01/33        2,000
Port Authority of New York and New Jersey, weekly demand (E)                          995        1.000     06/01/05          995
Triborough Bridge & Tunnel Authority Revenue Bonds, weekly demand (E)(u)            2,705        0.800     01/01/31        2,705
Yonkers New York Notes                                                              1,500        2.000     05/14/04        1,511
                                                                                                                      ----------
                                                                                                                          44,891
                                                                                                                      ----------

NORTH CAROLINA - 2.3%
Charlotte North Carolina General Obligation Unlimited,
   weekly demand (pre-refunded 2/1/2004) (ae)                                       2,000        5.800     02/01/15        2,079
Guilford County North Carolina General Obligation Unlimited,
   weekly demand (E)                                                                3,000        0.850     10/01/21        3,000
Mecklenburg County North Carolina General Obligation Unlimited,
   weekly demand (E)                                                                2,000        0.850     02/01/23        2,000
Mecklenburg County North Carolina General Obligation Unlimited,
   weekly demand (pre-refunded 4/1/2004) (ae)                                       2,200        5.400     04/01/07        2,291
North Carolina State General Obligation Unlimited, weekly demand (E)                1,000        0.780     05/01/21        1,000
                                                                                                                      ----------
                                                                                                                          10,370
                                                                                                                      ----------

OHIO - 3.0%
Cuyahoga County Ohio Revenue Bonds, weekly demand (E)(u)                            1,500        0.850     01/15/29        1,500
Franklin County Ohio Revenue Bonds, weekly demand (E)                               7,500        0.850     06/01/16        7,500
Ohio State General Obligation Unlimited, weekly demand (E)                          2,000        0.800     08/01/21        2,000
State of Ohio General Obligation Unlimited                                          2,325        5.250     05/01/04        2,391
                                                                                                                      ----------
                                                                                                                          13,391
                                                                                                                      ----------

PENNSYLVANIA - 1.5%
Pennsylvania Energy Development Authority Revenue Bonds,
   weekly demand (E)                                                                2,500        0.850     12/01/11        2,500
Pennsylvania Higher Education Assistance Agency Revenue Bonds,
   weekly demand (E)(u)                                                             1,700        0.850     06/01/29        1,700
Philadelphia Hospitals & Higher Education Facilities Authority Revenue Bonds,
   daily demand (E)                                                                 2,600        0.800     02/15/14        2,600
                                                                                                                      ----------
                                                                                                                           6,800
                                                                                                                      ----------

PUERTO RICO - 1.3%
Puerto Rico Electric Power Authority/Puerto Rico Revenue Bonds,
   weekly demand (E)(u)                                                             3,495        1.370     07/01/29        3,495
Puerto Rico Highway & Transportation Authority/Puerto Rico Revenue Bonds,
   weekly demand (u)                                                                1,500        0.860     01/01/11        1,500
Puerto Rico Housing Finance Corp./Puerto Rico Revenue Bonds,
   weekly demand (E)                                                                1,000        0.890     12/01/28        1,000
                                                                                                                      ----------
                                                                                                                           5,995
                                                                                                                      ----------

                                                                               PRINCIPAL                     DATE        MARKET
                                                                               AMOUNT ($)        RATE         OF         VALUE
                                                                               OR SHARES          %        MATURITY        $
--------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA - 0.7%
Rock Hill South Carolina Revenue Bonds, weekly demand (E)(u)                        1,320        0.770     01/01/23        1,320
South Carolina Jobs-Economic Development Authority Revenue Bonds,
   weekly demand (E)(u)                                                             1,640        0.770     02/15/28        1,640
                                                                                                                      ----------
                                                                                                                           2,960
                                                                                                                      ----------

TENNESSEE - 0.7%
Metropolitan Government Nashville & Davidson County Health & Educational
   Facility Board Revenue Bonds, weekly demand (E)                                  3,200        1.100     01/01/30        3,200
                                                                                                                      ----------

TEXAS - 11.6%
Coppell Independent School District General Obligation Limited,
   weekly demand (E)                                                                2,000        0.940     08/15/27        2,000
Harris County Health Facilities Development Authority Revenue Bonds,
   weekly demand (E)                                                                2,600        0.800     07/01/37        2,600
Houston, Texas Tax & Revenue Anticipation Notes                                    15,000        1.750     06/30/04       15,107
Lower Neches Valley Authority Revenue Bonds, semi-annual demand (E)                 1,000        0.920     02/15/17        1,000
Northside Independent School District General Obligation Unlimited,
   annual demand                                                                    4,000        1.020     06/15/33        4,000
Red River Texas Revenue Bonds, weekly demand (E)                                    1,000        0.900     05/15/30        1,000
Round Rock Independent School District General Obligation Unlimited,
   weekly demand (E)                                                                1,400        0.900     08/01/21        1,400
San Antonio, Texas Water Revenue, weekly demand (E)                                18,000        0.820     10/02/03       18,001
Texas State General Obligation Unlimited, weekly demand (E)                         4,360        0.770     12/01/16        4,360
Texas State General Obligation Unlimited, weekly demand (E)                         1,800        0.850     12/01/29        1,800
                                                                                                                      ----------
                                                                                                                          51,268
                                                                                                                      ----------

UTAH - 2.2%
Intermountain Power Agency Revenue Bonds, semi-annual demand (E)(u)                 2,000        1.000     07/01/14        2,000
Morgan County Utah Revenue Bonds, weekly demand (E)                                 1,750        0.950     08/01/31        1,750
Utah Housing Corp. Revenue Bonds, weekly demand (E)                                 6,000        0.900     07/01/33        6,000
                                                                                                                      ----------
                                                                                                                           9,750
                                                                                                                      ----------

VERMONT - 1.2%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds,
   weekly demand (E)(u)                                                               400        0.850     12/01/25          400
Vermont Educational & Health Buildings Financing Agency Revenue Bonds,
   weekly demand (E)(u)                                                             3,600        0.850     12/01/25        3,600
Vermont Educational & Health Buildings Financing Agency Revenue Bonds,
   weekly demand (E)(u)                                                               800        0.850     12/01/25          800
Vermont Educational & Health Buildings Financing Agency Revenue Bonds,
   weekly demand (E)(u)                                                               600        0.850     12/01/25          600
                                                                                                                      ----------
                                                                                                                           5,400
                                                                                                                      ----------

VIRGINIA - 0.9%
Big Stone Gap Redevelopment & Housing Authority Revenue Bonds                       1,250        5.100     09/01/03        1,250
Hampton Redevelopment & Housing Authority Revenue Bonds,
   weekly demand (E)                                                                1,500        0.900     06/15/26        1,500
Virginia Public School Authority Revenue Bonds                                      1,300        5.000     01/01/04        1,316
                                                                                                                      ----------
                                                                                                                           4,066
                                                                                                                      ----------

                                                                               PRINCIPAL                     DATE        MARKET
                                                                               AMOUNT ($)        RATE         OF         VALUE
                                                                               OR SHARES          %        MATURITY        $
--------------------------------------------------------------------------------------------------------------------------------
WASHINGTON - 1.3%
Energy Northwest Revenue Bonds, Series 255, daily demand (E)(u)                     1,275        0.910     07/01/18        1,275
Port Kalama Public Corp. Revenue Bonds, weekly demand (E)                             100        1.050     01/01/04          100
Washington Health Care Facilities Authority Revenue Bonds, weekly demand (E)        4,270        0.900     08/01/26        4,270
                                                                                                                      ----------
                                                                                                                           5,645
                                                                                                                      ----------

WEST VIRGINIA - 0.8%
West Virginia State Hospital Finance Authority Revenue Bonds,
   weekly demand (E)(u)                                                               600        0.850     12/01/25          600
West Virginia State Hospital Finance Authority Revenue Bonds,
   weekly demand (E)(u)                                                             3,000        0.850     12/01/25        3,000
                                                                                                                      ----------
                                                                                                                           3,600
                                                                                                                      ----------

WISCONSIN - 1.1%
University Hospitals & Clinics Authority Revenue Bonds,
   weekly demand (E)(u)                                                             2,100        0.850     04/01/26        2,100
Wisconsin Housing & Economic Development Authority Revenue Bonds,
   weekly demand (E)                                                                3,000        1.000     09/01/33        3,000
                                                                                                                      ----------
                                                                                                                           5,100
                                                                                                                      ----------

WYOMING - 0.1%
Wyoming Building Corp. Revenue Bonds, weekly demand (E)(u)                            300        0.910     10/01/18          300
                                                                                                                      ----------

TOTAL SHORT-TERM TAX-EXEMPT OBLIGATIONS
(cost $444,404)                                                                                                          444,404
                                                                                                                      ----------

TOTAL INVESTMENTS - 99.8%
(amortized cost $444,404)(+)                                                                                             444,404

OTHER ASSETS AND LIABILITIES,
NET - 0.2%                                                                                                                   762
                                                                                                                      ----------

NET ASSETS - 100.0%                                                                                                      445,166
                                                                                                                      ==========

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

  See accompanying notes which are an integral part of the financial statements.

QUALITY RATINGS AS A % OF VALUE (UNAUDITED)

A-1, MIG1, VMIG1, SP-1+, or equivalent*                   100%

ECONOMIC SECTOR EMPHASIS AS A % OF VALUE (UNAUDITED)

General Obligation                                         29%
Healthcare Revenue                                         20
Housing Revenue                                            14
Utility Revenue                                            10
Education Revenue                                           8
Transportation Revenue                                      5
Industrial Revenue/Pollution Control Revenue                5
Electricity & Power Revenue                                 3
Student Loan Revenue                                        2
Airport Revenue                                             1
Stadium Revenue                                             1
Pre-refunded                                                1
Other                                                       1
                                                          ---
                                                          100%
                                                          ===

* VMIG1: The highest short-term municipal note credit rating given by Moody's Investor Services to notes with a demand feature which are of the "best quality."
     SP-1+: The highest short-term municipal note credit rating given by Standard & Poor's Corporation to notes with a "very strong or strong capacity to pay principal and interest."
     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's for commercial paper obligations. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus (+) sign. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
     MIG1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the markets for refinancing.

See accompanying notes which are an integral part of the financial statements.

SSgA
MONEY MARKET FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- AUGUST 31, 2003

Amounts in thousands

                                                                                 U.S. GOVERNMENT        TAX FREE
                                                            MONEY MARKET FUND   MONEY MARKET FUND   MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                             $       9,397,211   $         871,105   $         444,404
---------------------------------------------------------------------------------------------------------------------
Investments at amortized cost which approximates market             9,397,211             871,105             444,404
Repurchase agreements*                                              1,400,000             533,958                  --
Interest receivable                                                    11,880                 448                 964
Prepaid expenses                                                           --                   5                   6
                                                            -----------------   -----------------   -----------------
TOTAL ASSETS                                                       10,809,091           1,405,516             445,374
                                                            -----------------   -----------------   -----------------

LIABILITIES
Payables:
      Investments purchased                                            54,844                  --                  --
      Accrued fees to affiliates                                        3,314                 451                 163
      Other accrued expenses                                              196                  30                  22
      Dividends                                                         6,367                 809                  23
                                                            -----------------   -----------------   -----------------
TOTAL LIABILITIES                                                      64,721               1,290                 208
                                                            -----------------   -----------------   -----------------

NET ASSETS                                                  $      10,744,370   $       1,404,226   $         445,166
                                                            =================   =================   =================

Net Assets Consist of:
Accumulated net realized gain (loss)                        $              (9)  $              37   $             310
Shares of beneficial interest                                          10,744               1,404                 445
Additional paid-in capital                                         10,733,635           1,402,785             444,411
                                                            -----------------   -----------------   -----------------
NET ASSETS                                                  $      10,744,370   $       1,404,226   $         445,166
                                                            =================   ==================  =================

NET ASSET VALUE, offering and redemption
  price per share:
      NET ASSET VALUE PER SHARE**                           $            1.00   $            1.00   $            1.00
      Net assets                                            $  10,744,369,816   $   1,404,225,636   $     445,165,851
      Shares outstanding ($.001 par value)                     10,744,378,636       1,404,188,655         444,860,817

---------------------------------------------------------------------------------------------------------------------

Amounts in thousands

 *     Repurchase agreements - cost                                 1,400,000             533,958                  --
**     Net asset value per share equals net assets divided
       by shares of beneficial interest outstanding.

  See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED AUGUST 31, 2003

Amounts in thousands

                                                                                 U.S. GOVERNMENT        TAX FREE
                                                            MONEY MARKET FUND   MONEY MARKET FUND   MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Interest                                              $         155,341   $          22,857   $           5,771

EXPENSES
      Advisory fees                                                    26,995               4,060               1,182
      Administrative fees                                               3,327                 501                 176
      Custodian fees                                                    1,741                 253                 124
      Distribution fees                                                 4,261                 332                 466
      Transfer agent fees                                                 322                  51                  37
      Professional fees                                                   176                  48                  34
      Registration fees                                                    27                  21                  19
      Shareholder servicing fees                                        5,554               1,311                 412
      Trustees' fees                                                      168                  34                  18
      Insurance fees                                                    2,083                  --                  --
      Printing fees                                                        56                  13                  17
      Miscellaneous                                                       143                  50                  36
                                                            -----------------   -----------------   -----------------
      Expenses before reductions                                       44,853               6,674               2,521
      Expense reductions                                               (1,662)                 --                  (2)
                                                            -----------------   -----------------   -----------------
Net Expenses                                                           43,191               6,674               2,519
                                                            -----------------   -----------------   -----------------
Net investment income (loss)                                          112,150              16,183               3,252
                                                            -----------------   -----------------   -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                   (11)                (22)                141
                                                            -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       $         112,139   $          16,161   $           3,393
                                                            =================   =================   =================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE PERIODS ENDED AUGUST 31,

Amounts in thousands

                                                                                                        MONEY MARKET FUND
                                                                                                  -----------------------------
                                                                                                       2003           2002
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                                                                $     112,150   $     233,776
      Net realized gain (loss)                                                                              (11)              2
                                                                                                  -------------   -------------
Net increase (decrease) in net assets from operations                                                   112,139         233,778
                                                                                                  -------------   -------------
DISTRIBUTIONS
      From net investment income                                                                       (112,150)       (233,776)
                                                                                                  -------------   -------------
SHARE TRANSACTIONS
      Net increase (decrease) in net assets from share transactions                                      86,992         (67,020)
                                                                                                  -------------   -------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                                              86,981         (67,018)

NET ASSETS
      Beginning of period                                                                            10,657,389      10,724,407
                                                                                                  -------------   -------------

      End of period                                                                               $  10,744,370   $  10,657,389
                                                                                                  =============   =============

See accompanying notes which are an integral part of the financial statements.

                                                                         U.S. GOVERNMENT
                                                                        MONEY MARKET FUND           TAX FREE MONEY MARKET FUND
                                                                  -----------------------------   -----------------------------
                                                                      2003            2002            2003            2002
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                                $      16,183   $      33,739   $       3,252   $       6,747
      Net realized gain (loss)                                              (22)             15             141             143
                                                                  -------------   -------------   -------------   -------------
Net increase (decrease) in net assets from operations                    16,161          33,754           3,393           6,890
                                                                  -------------   -------------   -------------   -------------
DISTRIBUTIONS
      From net investment income                                        (16,183)        (33,739)         (3,252)         (6,747)
                                                                  -------------   -------------   -------------   -------------
SHARE TRANSACTIONS
      Net increase (decrease) in net assets from share
        transactions                                                   (611,806)        (45,874)       (127,335)        111,094
                                                                  -------------   -------------   -------------   -------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                            (611,828)        (45,859)       (127,194)        111,237

NET ASSETS
      Beginning of period                                             2,016,054       2,061,913         572,360         461,123
                                                                  -------------   -------------   -------------   -------------

      End of period                                               $   1,404,226   $   2,016,054   $     445,166   $     572,360
                                                                  =============   =============   =============   =============

  See accompanying notes which are an integral part of the financial statements.

SSgA
MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE PERIODS ENDED

For a Share Outstanding Throughout Each Period.

                                           $                 $                 $
                                    NET ASSET VALUE,        NET          DISTRIBUTIONS
                                      BEGINNING OF      INVESTMENT         FROM NET
                                         PERIOD        INCOME (LOSS)   INVESTMENT INCOME
----------------------------------------------------------------------------------------
MONEY MARKET FUND

August 31, 2003                          1.0000            .0104            (.0104)
August 31, 2002                          1.0000            .0196            (.0196)
August 31, 2001                          1.0000            .0518            (.0518)
August 31, 2000                          1.0000            .0562            (.0562)
August 31, 1999                          1.0000            .0476            (.0476)

U.S. GOVERNMENT MONEY MARKET FUND

August 31, 2003                          1.0000            .0099            (.0099)
August 31, 2002                          1.0000            .0188            (.0188)
August 31, 2001                          1.0000            .0507            (.0507)
August 31, 2000                          1.0000            .0551            (.0551)
August 31, 1999                          1.0000            .0462            (.0462)

TAX FREE MONEY MARKET FUND

August 31, 2003                          1.0000            .0069            (.0069)
August 31, 2002                          1.0000            .0119            (.0119)
August 31, 2001                          1.0000            .0305            (.0305)
August 31, 2000                          1.0000            .0331            (.0331)
August 31, 1999                          1.0000            .0267            (.0267)

See accompanying notes which are an integral part of the financial statements.

                                                                                               %
                                            $                             $            RATIO OF EXPENSES
                                     NET ASSET VALUE,      %         NET ASSETS,          TO AVERAGE
                                         END OF          TOTAL      END OF PERIOD         NET ASSETS,
                                         PERIOD         RETURN         (000)                 NET
-------------------------------------------------------------------------------------------------------
MONEY MARKET FUND

August 31, 2003                          1.0000          1.05         10,744,370             .40
August 31, 2002                          1.0000          1.98         10,657,389             .39
August 31, 2001                          1.0000          5.31         10,724,407             .38
August 31, 2000                          1.0000          5.78          8,556,244             .39
August 31, 1999                          1.0000          4.86         10,084,283             .40

U.S. GOVERNMENT MONEY MARKET FUND

August 31, 2003                          1.0000           .99          1,404,226             .41
August 31, 2002                          1.0000          1.89          2,016,054             .40
August 31, 2001                          1.0000          5.19          2,061,913             .40
August 31, 2000                          1.0000          5.65          1,525,265             .42
August 31, 1999                          1.0000          4.74          1,239,304             .42

TAX FREE MONEY MARKET FUND

August 31, 2003                          1.0000           .69            445,166             .53
August 31, 2002                          1.0000          1.20            572,360             .48
August 31, 2001                          1.0000          3.10            461,123             .52
August 31, 2000                          1.0000          3.37            272,205             .57
August 31, 1999                          1.0000          2.71            262,393             .56

                                            %                    %
                                    RATIO OF EXPENSES       RATIO OF NET
                                       TO AVERAGE         INVESTMENT INCOME
                                       NET ASSETS,           TO AVERAGE
                                          GROSS              NET ASSETS
---------------------------------------------------------------------------
MONEY MARKET FUND

August 31, 2003                            .42                  1.04
August 31, 2002                            .39                  1.95
August 31, 2001                            .38                  5.14
August 31, 2000                            .39                  5.62
August 31, 1999                            .40                  4.74

U.S. GOVERNMENT MONEY MARKET FUND

August 31, 2003                            .41                  1.00
August 31, 2002                            .40                  1.89
August 31, 2001                            .40                  4.99
August 31, 2000                            .42                  5.55
August 31, 1999                            .42                  4.62

TAX FREE MONEY MARKET FUND

August 31, 2003                            .53                   .69
August 31, 2002                            .48                  1.17
August 31, 2001                            .53                  2.97
August 31, 2000                            .58                  3.31
August 31, 1999                            .56                  2.67

  See accompanying notes which are an integral part of the financial statements.

SSgA
MONEY MARKET FUNDS

NOTES TO THE STATEMENT OF NET ASSETS -- AUGUST 31, 2003

FOOTNOTES:
(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(u)  Bond is insured by a guarantor.
(ae) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(+) The identified cost for Federal income tax purpose is the same as shown above.

See accompanying notes which are an integral part of the financial statements.

SSgA
MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2003

1.  ORGANIZATION

    The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios, referred to as "the Funds", which are in operation as of August 31, 2003. These financial statements report on three Funds, each of which has distinct investment objectives and strategies. The Investment Company is a no-load, diversified open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

    Security valuation

    The investments of the Funds are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 of the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter assumes a constant accretion/amortization to maturity of any discount or premium is assumed.

    Securities transactions

    Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

    Investment income

    Interest income is recorded daily on the accrual basis.

    Federal income taxes

    Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

    It is each Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires each Fund to distribute all of its taxable income to shareholders. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required. The Funds had a net tax basis capital loss carryover which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration date of August 31, 2011. At August 31, 2003, the capital loss carryovers are as follows:

    Money Market                                 $      9,747
    US Government Money Market                          5,172

    Dividends and distributions to shareholders

    The Funds declare and record dividends on net investment income daily and pay them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Funds may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

    Expenses

    Most expenses can be directly attributed to each Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all the Funds based principally on their relative net assets.

    Repurchase Agreements

    The Funds may engage in repurchase agreements with several financial institutions whereby a Fund, through its custodian or third party custodian, receives delivery of underlying securities as collateral. Each Fund's money manager will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fedwire closing time remains at least equal to 102% of the repurchase price. The Adviser will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

3.  RELATED PARTIES

    Adviser

    The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank and Trust Company ("State Street") make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of their average daily net assets.

    The Adviser has contractually agreed to reimburse the Money Market Fund for all expenses in excess of .40% of its average daily net assets on an annual basis. The total amount of the reimbursement for the year ended August 31, 2003 was $1,661,135.

    The Adviser also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary accordingly to number of positions and transactions plus out-of-pocket expenses.

    State Street also serves as the transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay an annual fee, an additional charge for each account, plus out-of-pocket expenses. State Street has entered into an agreement with Boston Financial Data Services, Inc. (BFDS) under which BFDS serves as sub-transfer agent.

    In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the year, the Funds' custodian fees were reduced by the following amounts under these arrangements:

                                                  AMOUNT PAID
    ---------------------------------------------------------
    Money Market                                 $        929
    US Government Money Market                             22
    Tax Free Money Market                               2,335

    Administrator

    The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company (a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company), under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Funds pay the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all five of the Investment Company's money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. In addition, the Funds reimburse the Administrator for out-of-pocket expenses.

    Distributor and Shareholder Servicing

    The Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

    The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

    The Funds have Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet") (collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2003, the Funds paid the following shareholder servicing expenses to affiliated service providers:

                                                                                    FIDUCIARY       HIGH NET
                                                                                    INVESTORS        WORTH
                                                 STATE STREET    GLOBAL MARKETS     SERVICES        SERVICES       CITISTREET
    -------------------------------------------------------------------------------------------------------------------------
    Money Market                                 $  2,699,458    $      420,058    $   425,444    $     22,270    $   106,823
    US Government Money Market                        405,973                --        363,717          51,849             --
    Tax Free Money Market                             118,210                --        129,358          24,357             --

    The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of a Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of a Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Funds' responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2003.

    Insurance

    The Investment Company has entered into an agreement with MBIA Insurance Corporation to provide additional insurance coverage on the Money Market Fund against issuer default. For this coverage, the Money Market Fund pays a fee to MBIA of an annual rate of .018% of its daily average net assets.

    Board of Trustees

    The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the Funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

    Each Fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustee fees payable. The deferred fees remain invested in certain SSgA Funds until distribution in accordance with the Deferred Plan.

    Accrued fees payable to affiliates and trustees as of August 31, 2003 were as follows:

                                                                      US GOVERNMENT      TAX FREE
                                                      MONEY MARKET     MONEY MARKET    MONEY MARKET
    -------------------------------------------------------------------------------------------------
    Advisory fees                                     $ 2,048,286     $     310,562    $    102,120
    Administrative fees                                   276,732            43,088          17,597
    Custodian fees                                        237,456            35,930          16,556
    Distribution fees                                     264,913             7,272           6,630
    Shareholder servicing fees                            397,579            36,025          10,519
    Transfer agent fees                                    49,856            10,541           6,196
    Trustees' fees                                         39,099             7,475           3,748
                                                      -----------     -------------    ------------
                                                      $ 3,313,921     $     450,893    $    163,366
                                                      ===========     =============    ============

    Beneficial Interest:

    As of August 31, 2003, the following table includes shareholders (four of which were also affiliates of the Investment Company) with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund:

                                          # OF SHAREHOLDERS          %
    ----------------------------------------------------------------------------
    US Government Money Market                    2                 38.7
    Tax Free Money Market                         3                 85.8

4.  FUND SHARE TRANSACTIONS (ON A CONSTANT DOLLAR BASIS):

                                                                 (AMOUNTS IN THOUSANDS)
                                                              FISCAL YEARS ENDED AUGUST 31,
    -----------------------------------------------------------------------------------------
                                                                 2003               2002
                                                             -------------      -------------
       Money Market
       Proceeds from shares sold                             $ 146,919,452      $ 163,541,274
       Proceeds from reinvestment of distributions                 105,410            211,859
       Payments for shares redeemed                           (146,937,870)      (163,820,153)
                                                             -------------      -------------
       Total net increase (decrease)                         $      86,992      $     (67,020)
                                                             =============      =============
       US Government Money Market
       Proceeds from shares sold                             $  14,401,950      $  14,139,826
       Proceeds from reinvestment of distributions                  10,795             20,955
       Payments for shares redeemed                            (15,024,551)       (14,206,655)
                                                             -------------      -------------
       Total net increase (decrease)                         $    (611,806)     $     (45,874)
                                                             =============      =============
       Tax Free Money Market
       Proceeds from shares sold                             $   2,934,238      $   3,719,309
       Proceeds from reinvestment of distributions                   1,617              3,580
       Payments for shares redeemed                             (3,063,190)        (3,611,795)
                                                             -------------      -------------
       Total net increase (decrease)                         $    (127,335)     $     111,094
                                                             =============      =============

5.  INTERFUND LENDING PROGRAM

    The Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Interest Income on the Statement of Operations for the Money Market Fund includes $133 received under the Interfund Lending Program for the year ended August 31, 2003.

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statements of assets and liabilities and statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SSgA Money Market Fund, SSgA US Government Money Market Fund, and SSgA Tax Free Money Market Fund (three of the funds comprising SSgA Funds, hereafter referred to as the "Funds") at August 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
October 17, 2003

SSgA
MONEY MARKET FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES AND OFFICERS --
AUGUST 31, 2003 (UNAUDITED)

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers.

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)    IN COMPLEX               OTHER
         AGE,                LENGTH OF            OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED         OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson,       Trustee since 1988   Appointed     - Vice Chairman, Frank            25       - Trustee, Frank Russell
Age 64                                       until           Russell Company;                           Investment Company Funds and
                        Interested Person    successor is  - Chairman of the Board,                     Russell Investment Funds
909 A Street            of the SSgA Funds    duly elected    Frank Russell Investment                   (investment companies); and
Tacoma, WA 98402        (as defined in the   and             Management Company,                      - Director, Russell
                        1940 Act) due to     qualified       Frank Russell Investment                   Insurance Agency, Inc.,
                        his employment by                    Company Funds and                          Frank Russell Investments
                        the parent company   Until           Russell Investment                         (Ireland) Limited, Frank
                        of the               successor is    Funds; and                                 Russell Investment Company
                        Administrator        chosen and    - Chairman of the Board and                  plc; Frank Russell
                                             qualified by    Chief Executive Officer,                   Investment Company II plc,
                        Chairman of the      the             Russell Fund Distributors,                 Frank Russell Investment
                        Board and President  Trustees.       Inc. and Frank Russell                     Company III plc, Frank
                                                             Trust Company.                             Russell Institutional Funds
                        Member, Governance                                                              plc, Frank Russell
                        Committee                                                                       Qualifying Investor
                                                                                                        Fund, and Frank Russell
                        Member, Valuation                                                               Investments (Cayman) Ltd.
                        Committee

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)    IN COMPLEX               OTHER
         AGE,                LENGTH OF            OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED         OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
 (CONTINUED)

Timothy B. Harbert      Trustee since 2003   Appointed     - 2001 to Present, Chairman       25       Listed under Principal
Age 53                                       until           and Chief Executive                      Occupations
                        Interested Person    successor is    Officer, State Street
State Street Financial  of the SSgA Funds    duly elected    Global Advisors;
Center                  as defined in the    and           - 1992 to 2001, President
One Lincoln Street      1940 Act) due to     qualified       and Chief Operating
Boston, MA              his employment by                    Officer, State Street
02111-2900              an affiliate of the                  Global Advisors;
                        Advisor                            - 1996 to Present, Executive
                                                             Vice President, State
                        Member, Governance                   Street Bank & Trust
                        Committee                            Company;
                                                           - Director, Citistreet,
                        Member, Valuation                    LLC; State Street Bank,
                        Committee                            Paris; State Street
                                                             Global Advisors, Ltd.,
                                                             London; State Street
                                                             Global Advisors, GmbH,
                                                             Munich; State Street
                                                             Global Advisors, Canada,
                                                             Ltd.; State Street Global
                                                             Advisors, Australia,
                                                             Ltd.; State Street Global
                                                             Advisors, Japan, Ltd.;
                                                             State Street Global
                                                             Markets, LLC; Bentley
                                                             College;
                                                           - Chairman of the Board,
                                                             StreetTracks, LLC; State
                                                             Street Global Advisors
                                                             Fund Management, LLC;
                                                             State Street Global
                                                             Advisors, Inc. (Delaware);
                                                             Bel Air Investment
                                                             Advisors, LLC; and
                                                           - President and Director,
                                                             State Street Global
                                                             Advisors, Cayman.

INDEPENDENT TRUSTEES

William L. Marshall     Trustee since 1988   Appointed     - Chief Executive Officer         25       None
Age 60                                       until           and President, Wm. L.
                        Chairman, Audit      successor is    Marshall Associates, Inc.,
33 West Court Street    Committee            duly elected    Wm. L. Marshall Companies,
Doylestown, PA 18901                         and             Inc. and the Marshall
                        Member, Governance   qualified       Financial Group, Inc. (a
                        Committee                            registered investment
                                                             advisor and provider of
                        Member, Valuation                    financial and related
                        Committee                            consulting services);
                                                           - Certified Financial
                                                             Planner and Member,
                                                             Financial Planners
                                                             Association; and
                                                           - Registered Representative
                                                             and Principal for
                                                             Securities with Cambridge
                                                             Investment Research, Inc.,
                                                             Fairfield, Iowa.

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)    IN COMPLEX               OTHER
         AGE,                LENGTH OF            OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED         OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 (CONTINUED)

Steven J. Mastrovich    Trustee since 1988   Appointed     - September 2000 to Present,      25       None
Age 46                                       until           Global Head of Structured
                        Member, Audit        successor is    Real Estate, J.P. Morgan
623 Clapboard Street    Committee            duly elected    Investment Management
Westwood, MA 02090                           and             (private real estate
                        Member, Governance   qualified       investment for clients
                        Committee                            primarily outside of the
                                                             US to locate private real
                        Member, Valuation                    estate investments in the
                        Committee                            US);
                                                           - January 2000 to September
                                                             2000, Managing Director,
                                                             HSBC Securities (USA)
                                                             Inc.;
                                                           - From 1998 to 2000,
                                                             President, Key Global
                                                             Capital, Inc.;
                                                           - From 1997 to 1998,
                                                             Partner, Squire, Sanders &
                                                             Dempsey (law firm); and
                                                           - From 1994 to 1997,
                                                             Partner, Brown, Rudnick,
                                                             Freed & Gesmer (law firm).

Patrick J. Riley        Trustee since 1988   Appointed     - 2003 to Present, Associate
Age 54                                       until           Justice, Commonwealth of
                        Member, Audit        successor is    Massachusetts Superior
One Corporate Place     Committee            duly elected    Court; and
55 Ferncroft Road                            and           - Partner, Riley, Burke &         25       Director - SSgA Cash,
Danvers, MA 01923       Member, Governance   qualified       Donahue, L.L.P. (law                     Management Fund PLC, State
                        Committee                            firm).                                   Street Global Advisors Ireland
                                                                                                      Ltd.
                        Member, Valuation
                        Committee

Richard D. Shirk        Trustee since 1988   Appointed     - March 2001 to April 2002,       25       Listed under Principal
Age 57                                       until           Chairman, Cerulean                       Occupations
                        Member, Audit        successor is    Companies, Inc. (holding
1180 Brookgate Way, NE  Committee            duly elected    company) (Retired);
Atlanta, GA                                  and           - 1996 to March 2001,
30319-2877              Member, Governance   qualified       President and Chief
                        Committee                            Executive Officer,
                                                             Cerulean Companies, Inc.;
                        Member, Valuation                  - 1992 to March 2001,
                        Committee                            President and Chief
                                                             Executive Officer, Blue
                                                             Cross/Blue Shield of
                                                             Georgia;
                                                           - 1993 to November 2001,
                                                             Chairman and Board Member,
                                                             Georgia Caring for
                                                             Children Foundation
                                                             (private foundation);
                                                           - November 1998 to Present,
                                                             Board Member, Healthcare
                                                             Georgia Foundation
                                                             (private foundation); and
                                                           - September 2002 to Present,
                                                             Board Member, Amerigroup
                                                             Corp.

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)    IN COMPLEX               OTHER
         AGE,                LENGTH OF            OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED         OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 (CONTINUED)

Bruce D. Taber          Trustee since 1991   Appointed     - Consultant, Computer            25       Director - SSgA Cash
Age 60                                       until           Simulation, General                      Management Fund PLC, State
                        Member, Audit        successor is    Electric Industrial                      Street Global Advisors
26 Round Top Road       Committee            duly elected    Control Systems.                         Ireland, Ltd.
Boxford, MA 01921                            and
                        Member, Governance   qualified
                        Committee

                        Member, Valuation
                        Committee

Henry W. Todd           Trustee since 1988   Appointed     - Chairman, President and         25       Director - SSgA Cash
Age 56                                       until           CEO, A.M. Todd Group,                    Management Fund PLC, State
                        Member, Audit        successor is    Inc.; and                                Street Global Advisors
150 Domorah Drive       Committee            duly elected  - President and CEO, Zink &                Ireland, Ltd.
Montgomeryville, PA                          and             Triest Co., Inc. (dealer
18936                   Member, Governance   qualified       in vanilla flavor
                        Committee                            materials).

                        Member, Valuation
                        Committee

                                    POSITION(S) HELD
        NAME,                        WITH FUND AND                     TERM                          PRINCIPAL OCCUPATION(S)
         AGE,                          LENGTH OF                        OF                                DURING THE
       ADDRESS                        TIME SERVED                     OFFICE                             PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Agustin J. Fleites               Principal Executive        Until successor is chosen and    -  2001 to Present, Senior Principal,
Age 37                           Officer and Chief          qualified by Trustees               State Street Global Advisors;
                                 Executive Officer since                                        President, SSgA Funds Management,
State Street Financial           2003                                                           Inc.; Managing Director, Advisor
Center                                                                                          Strategies;
One Lincoln Street                                                                           -  1999 to 2001, Principal, Head of
Boston, MA 02111-2900                                                                           Exchange Traded Funds, Offshore
                                                                                                Funds and SSgA Latin America; and
                                                                                             -  1993-1999, Principal, Head of Asset
                                                                                                Allocation Strategies.

J. David Griswold                Vice President             Until successor is chosen and    -  Director - Global Regulatory
Age 46                           and Secretary since 1994   qualified by Trustees               Policy and Assistant Secretary,
                                                                                                Frank Russell Company;
909 A Street                                                                                 -  Assistant Secretary and Associate
Tacoma, WA 98402                                                                                General Counsel, Frank Russell
                                                                                                Investment Management Company, Frank
                                                                                                Russell Capital Inc., and Frank
                                                                                                Russell Investments (Delaware),
                                                                                                Inc.;
                                                                                             -  Assistant Secretary and Associate
                                                                                                General Counsel, Russell Fund
                                                                                                Distributors, Inc.
                                                                                             -  Director, Secretary and Associate
                                                                                                General Counsel, Frank Russell
                                                                                                Securities, Inc.; and
                                                                                             -  Secretary, Frank Russell Canada
                                                                                                Limited/Limitee.

James Ross                       Vice President since       Until successor is chosen and    -  2001 to Present, Principal, SSgA
Age 37                           2002                       qualified by Trustees               Funds Management, Inc.;
                                                                                             -  2000 to Present, Principal, State
State Street Financial                                                                          Street Global Advisors;
Center                                                                                       -  1992 to 2000, Vice President, State
One Lincoln Street                                                                              Street Corporation; and
Boston, MA 02111-2900                                                                        -  2000 to Present, Vice President,
                                                                                                StreetTracks Series Trust.

Mark E. Swanson                  Treasurer and Principal    Until successor is chosen and    -  Director - Investment Operations,
Age 39                           Accounting Officer since   qualified by Trustees               Frank Russell Investment Management
                                 2000                                                           Company and Frank Russell Trust
909 A Street                                                                                    Company; and
Tacoma, WA 98402                                                                             -  Treasurer and Chief Accounting
                                                                                                Officer, Frank Russell Investment
                                                                                                Company and Russell Investment
                                                                                                Funds.

SSgA
MONEY MARKET FUNDS

STATE STREET FINANCIAL CENTER
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

TRUSTEES
  Lynn L. Anderson, Chairman
  Timothy B. Harbert
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

OFFICERS
  Lynn L. Anderson, President
  Agustin J. Fleites, Principal Executive Officer and CEO
  Mark E. Swanson, Treasurer and Principal Accounting Officer
  J. David Griswold, Vice President and Secretary
  James Ross, Vice President
  Deedra S. Walkey, Assistant Secretary
  Ross E. Erickson, Assistant Treasurer
  David J. Craig, Assistant Treasurer
  Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
  SSgA Funds Management, Inc.
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

DISTRIBUTOR
  State Street Global Markets, LLC
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington 98402

LEGAL COUNSEL
  Goodwin Procter LLP
  Exchange Place
  Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110

                                                             MMAR-08/31 (38968)

[SSgA(R) FUNDS LOGO]


INSTITUTIONAL
MONEY MARKET FUNDS

US TREASURY MONEY MARKET FUND

PRIME MONEY MARKET FUND


ANNUAL REPORT

AUGUST 31, 2003

                                  SSgA(R) Funds

                        Institutional Money Market Funds

                                  Annual Report

                                 August 31, 2003

                                Table of Contents

                                                                            PAGE
    President's Letter                                                         3
    US Treasury Money Market Fund                                              5
    Prime Money Market Fund                                                    6
    Statement of Assets and Liabilities                                       12
    Statement of Operations                                                   13
    Statement of Changes in Net Assets                                        14
    Financial Highlights                                                      16
    Notes to Statement of Net Assets                                          18
    Notes to Financial Statements                                             19
    Report of Independent Auditors                                            23
    Disclosure of Information about Fund Trustees and Officers                24
    Fund Management and Service Providers                                     29

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.
This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. State Street Global Markets, LLC, is the distributor of the SSgA Funds.

SSgA Institutional Money Market Funds

Letter from the President of SSgA Funds Management, Inc.

DEAR SHAREHOLDERS,

It is my pleasure as President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2003. The assets in the SSgA Fund Family exceeded $29 billion as of August 31, 2003.

The fund family grew significantly over the past fiscal year with an 18% increase in assets under management since August 31, 2002. The fund family is comprised of a diverse group of strategies including money market, fixed income, domestic and international equity and balanced funds.

The past year has shown a resurgence of the equity markets with the S&P 500(R), the Russell 2500(R), the Russell 2000(R), and the Wilshire REIT Indices all posting positive returns. The international markets also generated positive results as indicated by the MSCI(R) EAFE(R) and the MSCI(R) EMF Indices.

The fixed income arena also experienced positive returns, albeit in a very low interest rate environment. The Lehman Brothers Government/Corporate Index, the Lehman Brothers Aggregate and the Lehman Brothers High Yield Bond Index all generated positive results for the time frame.

Thank you for choosing the SSgA Funds.


Sincerely,

/s/ Agustin J. Fleites

Agustin J. Fleites
SSgA Funds Management, Inc.
President

SSgA
US TREASURY MONEY MARKET FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                                                      PRINCIPAL                DATE
                                                                                      AMOUNT ($)      RATE      OF         VALUE
                                                                                      OR SHARES        %      MATURITY       $
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES TREASURY - 38.5%
United States Treasury Bills                                                             100,000     1.050    09/04/03       99,992
United States Treasury Bills                                                              50,000     1.050    10/23/03       49,927
United States Treasury Bills                                                              50,000     1.050    10/30/03       49,918
United States Treasury Notes                                                              15,000     3.625    03/31/04       15,203
United States Treasury Notes                                                              30,000     3.250    05/31/04       30,456
United States Treasury Notes                                                              90,000     2.875    06/30/04       91,258
                                                                                                                         ----------
TOTAL UNITED STATES TREASURY
(amortized cost $336,754)                                                                                                   336,754
                                                                                                                         ----------
TOTAL INVESTMENTS - 38.5%
(amortized cost $336,754)                                                                                                   336,754
                                                                                                                         ----------
REPURCHASE AGREEMENTS - 61.5%
Agreement with ABN AMRO Bank and Bank of New York
   (Tri-Party) of $40,000 dated August 29, 2003 at 1.000% to
   be repurchased at $40,004 on September 2, 2003, collateralized by:
   $36,828 United States Treasury Obligations, valued at $40,800                                                             40,000
Agreement with Bear Stearns of $217,000 dated August 29, 2003 at
   1.000% to be repurchased at $217,024 on September 2, 2003, collateralized by:
   $257,648 United States Treasury Obligations, valued at $221,335                                                          217,000
Agreement with Deutsche Bank and Bank of New York
   (Tri-Party) of $23,340 dated August 29, 2003 at 1.020% to
   be repurchased at $23,343 on September 2, 2003, collateralized by:
   $22,520 United States Treasury Obligations, valued at $23,808                                                             23,340
Agreement with J.P. Morgan and J.P. Morgan Chase & Co.
   (Tri-Party) of $40,000 dated August 29, 2003 at 0.980% to
   be repurchased at $40,004 on September 2, 2003, collateralized by:
   $32,585 United States Treasury Obligations, valued at $40,806                                                             40,000
Agreement with UBS Warburg, LLC and J.P. Morgan Chase & Co.
   (Tri-Party) of $217,000 dated August 29, 2003 at 1.000% to be repurchased at $217,024 on September 2, 2003, collateralized by:
   $180,085 United States Treasury Obligations, valued at $221,344                                                          217,000
                                                                                                                         ----------
TOTAL REPURCHASE AGREEMENTS
(identified cost $537,340)                                                                                                  537,340
                                                                                                                         ----------
TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS - 100.0%
(cost 874,094)(+)                                                                                                           874,094

OTHER ASSETS AND LIABILITIES,
NET - 0.0%                                                                                                                      118
                                                                                                                         ----------
NET ASSETS - 100.0%                                                                                                         874,212
                                                                                                                         ==========

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

  See accompanying notes which are an integral part of the financial statements.

SSgA
PRIME MONEY MARKET FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                                                      PRINCIPAL                 DATE
                                                                                      AMOUNT ($)     RATE        OF         VALUE
                                                                                      OR SHARES        %      MATURITY        $
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES - 4.2%
Caterpillar Financial Services (E)                                                        40,000     1.293    03/05/04       40,044
General Electric Co. (E)                                                                  40,000     1.190    09/08/04       40,000
General Electric Co. (E)                                                                  40,000     1.140    09/17/04       40,000
Morgan J.P. & Co. (E)                                                                     47,000     1.256    02/05/04       47,031
Southtrust Bank NA (E)                                                                    25,000     1.210    05/24/04       25,022
Toyota Motor Credit (E)                                                                   50,000     0.990    12/19/03       49,999
U.S. Bancorp (E)                                                                          50,000     1.060    07/26/04       49,997
U.S. Bancorp (E)                                                                          50,000     1.055    09/20/04       50,003
Wells Fargo & Company (E)                                                                 75,000     1.041    06/01/04       75,000
Westpac Banking Corp. (E)                                                                 50,000     1.040    08/18/04       49,995
                                                                                                                         ----------
TOTAL CORPORATE BONDS AND NOTES
(amortized cost $467,091)                                                                                                   467,091
                                                                                                                         ----------
MORTGAGE-BACKED SECURITIES - 0.1%
Holmes Financing PLC (E)                                                                  12,500     1.110    10/15/03       12,500
                                                                                                                         ----------
TOTAL MORTGAGE-BACKED SECURITIES
(amortized cost $12,500)                                                                                                     12,500
                                                                                                                         ----------
DOMESTIC CERTIFICATES OF DEPOSIT - 7.7%
Bank of New York Company Inc.                                                             95,000     1.030    07/01/04       94,937
Bank of New York Company Inc. (E)                                                         40,000     1.040    10/06/03       39,999
Bank of New York Company Inc. (E)                                                         38,000     1.060    06/17/04       38,000
Bank of New York Company Inc. (E)                                                         75,000     1.035    08/16/04       74,989
Bank One NA (E)                                                                           30,700     1.337    05/10/04       30,754
Branch Banking & Trust Co. (E)                                                            50,000     1.072    02/10/04       49,995
Citigroup, Inc. (E)                                                                       35,000     1.340    03/09/04       35,052
Comerica Bank (E)                                                                         45,000     1.110    11/07/03       45,003
First Tennessee Bank NA                                                                   33,000     1.030    09/10/03       33,000
First Tennessee Bank NA                                                                   42,000     1.070    11/03/03       41,999
National City Bank Kentucky (E)                                                           50,000     1.090    12/15/03       50,000
National City Bank Kentucky (E)                                                           25,000     1.030    03/15/04       24,997
Southtrust Bank, NA                                                                       96,000     1.030    11/03/03       96,000
Southtrust Bank, NA (E)                                                                   75,000     1.070    04/12/04       75,002
Wells Fargo Bank NA                                                                       70,000     1.070    10/28/03       69,999
Wells Fargo & Company (E)                                                                 50,000     1.130    09/22/03       50,002
                                                                                                                         ----------
TOTAL DOMESTIC CERTIFICATES OF DEPOSIT
(amortized cost $849,728)                                                                                                   849,728
                                                                                                                         ----------
EURODOLLAR CERTIFICATES OF DEPOSIT - 3.3%
ABN-AMRO Bank N.V.                                                                        50,000     1.300    11/03/03       50,001
Barclays Bank PLC                                                                         90,000     1.050    10/07/03       90,000
Barclays Bank PLC                                                                         40,000     1.155    02/27/04       40,000
Credit Lyonnais                                                                           50,000     1.170    09/08/03       50,000
Deutsche Bank AG                                                                          25,000     1.050    10/07/03       25,000
HBOS Treasury Services                                                                    26,000     1.160    10/06/03       26,000
Societe Generale                                                                          30,000     1.490    11/12/03       30,000
Unicredito Italiano Spa                                                                   50,000     1.050    09/30/03       50,000
                                                                                                                         ----------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
(amortized cost $361,001)                                                                                                   361,001
                                                                                                                         ----------

                                                                                      PRINCIPAL                DATE
                                                                                      AMOUNT ($)      RATE       OF         VALUE
                                                                                      OR SHARES        %      MATURITY        $
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC TIME DEPOSIT - 2.1%
Branch Banking & Trust Co.                                                               130,031     1.000    09/02/03      130,031
KeyBank National Association                                                             100,000     1.000    09/02/03      100,000
                                                                                                                         ----------
TOTAL DOMESTIC TIME DEPOSIT
(amortized cost $230,031)                                                                                                   230,031
                                                                                                                         ----------
DOMESTIC COMMERCIAL PAPER - 29.2%
Amstel Funding Corp.                                                                      50,000     1.200    09/30/03       49,952
Amstel Funding Corp.                                                                      15,000     1.270    10/22/03       14,973
Amstel Funding Corp.                                                                      50,000     1.270    10/27/03       49,901
Amstel Funding Corp.                                                                      40,000     1.090    12/11/03       39,878
Amsterdam Funding Corporation                                                             25,000     1.060    10/03/03       24,976
Aspen Funding Corp                                                                       100,000     1.060    09/16/03       99,956
Atlantis One Funding Corporation                                                          21,360     1.040    12/10/03       21,298
Atlantis One Funding Corporation                                                          50,000     1.040    12/18/03       49,844
Barton Capital Corp                                                                       82,846     1.060    10/14/03       82,741
Cancara Asset Securitization Limited                                                      28,843     1.040    10/06/03       28,814
Cancara Asset Securitization Limited                                                      50,000     1.030    10/15/03       49,937
Charta LLC                                                                                22,000     1.040    09/24/03       21,985
Corporate Asset Funding LLC                                                               77,000     1.050    09/25/03       76,946
CRC Funding LLC                                                                           51,000     1.030    09/12/03       50,984
CRC Funding LLC                                                                           65,800     1.060    09/15/03       65,773
CRC Funding LLC                                                                           20,150     1.060    09/19/03       20,139
CRC Funding LLC                                                                           11,150     1.060    09/24/03       11,142
Du Pont                                                                                   60,000     1.000    10/14/03       59,928
Edison Asset Securitization LLC                                                           82,000     1.040    09/22/03       81,950
Edison Asset Securitization LLC                                                           50,000     1.090    11/03/03       49,905
Edison Asset Securitization LLC                                                           50,000     1.070    11/06/03       49,902
Eiffel Funding LLC                                                                        25,000     1.070    09/08/03       24,995
Eiffel Funding LLC                                                                        20,000     1.030    10/02/03       19,982
Fairway Finance Corp.                                                                    100,093     1.070    09/17/03      100,045
Falcon Asset Securitization Corp.                                                        115,000     1.060    09/12/03      114,963
Falcon Asset Securitization Corp.                                                        125,000     1.080    09/30/03      124,891
Galaxy Funding                                                                            40,000     1.040    10/16/03       39,948
GE Capital Corp.                                                                          51,000     1.100    12/01/03       50,858
GE Capital International Funding, Inc.                                                    45,000     1.030    09/19/03       44,977
GE Capital International Funding, Inc.                                                    40,000     1.080    11/10/03       39,916
GE Capital International Funding, Inc.                                                    50,000     1.080    11/20/03       49,880
Gemini Securitization Corp.                                                               30,908     1.050    09/02/03       30,907
Gemini Securitization Corp.                                                               75,000     1.060    09/16/03       74,967
Giro Balanced Funding Corp.                                                               35,213     1.230    09/05/03       35,208
Giro Balanced Funding Corp.                                                               24,754     1.000    09/15/03       24,744
Giro Balanced Funding Corp.                                                               45,000     1.040    10/01/03       44,961
Giro Balanced Funding Corp.                                                               80,000     1.070    10/16/03       79,893
Giro Balanced Funding Corp.                                                               64,477     1.090    11/03/03       64,354
Govco Inc.                                                                                50,000     1.080    11/18/03       49,883
Grampian Funding LTD                                                                     100,000     1.040    09/22/03       99,939
Grampian Funding LTD                                                                      50,000     1.040    10/27/03       49,919
Independence Funding LLC                                                                  60,000     1.090    10/09/03       59,931
Jupiter Secur Corp.                                                                       30,000     1.070    09/17/03       29,986
Lake Constance Funding LLC                                                                27,000     1.050    09/05/03       26,997
Lake Constance Funding LLC                                                                25,000     1.070    09/08/03       24,995

                                                                                      PRINCIPAL                 DATE
                                                                                      AMOUNT ($)      RATE       OF         VALUE
                                                                                      OR SHARES        %      MATURITY        $
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC COMMERCIAL PAPER - (CONTINUED)
Liberty Street Fdg Co.                                                                    29,000     1.030    09/08/03       28,994
Liberty Street Fdg Co.                                                                   100,000     1.040    09/09/03       99,977
Liberty Street Fdg Co.                                                                    25,000     1.030    09/12/03       24,992
Liberty Street Fdg Co.                                                                    40,000     1.070    09/18/03       39,980
Liberty Street Fdg Co.                                                                    19,000     1.050    10/02/03       18,983
Merck & Co.                                                                               45,000     1.100    09/08/03       44,990
National City Credit Corp. (E)                                                            50,000     1.070    11/17/03       50,001
Nieuw Amsterdam Funding Corporation                                                       48,000     1.040    09/04/03       47,996
Nieuw Amsterdam Funding Corporation                                                       46,538     1.050    10/15/03       46,478
Old Line Funding Corp.                                                                    15,000     1.060    09/24/03       14,990
Old Line Funding Corp.                                                                    28,000     1.060    10/06/03       27,971
Polonius, Inc.                                                                            27,000     1.000    09/10/03       26,993
Polonius, Inc.                                                                            45,000     1.070    09/22/03       44,972
Preferred Receivables Funding Corp.                                                       99,402     1.080    10/01/03       99,313
Saint Germain Holdings LTD                                                                25,438     1.040    09/11/03       25,431
Saint Germain Holdings LTD                                                                75,000     1.050    09/11/03       74,978
Sheffield Receivables (E)                                                                 27,000     1.070    01/20/04       27,000
Thunder Bay Funding Inc.                                                                  40,087     1.050    09/10/03       40,076
Thunder Bay Funding Inc.                                                                  17,066     1.070    09/16/03       17,058
Thunder Bay Funding Inc.                                                                 100,000     1.070    09/19/03       99,947
Yorktown Capital LLC                                                                      25,000     1.060    10/10/03       24,971
                                                                                                                         ----------
TOTAL DOMESTIC COMMERCIAL PAPER
(amortized cost $3,234,154)                                                                                               3,234,154
                                                                                                                         ----------

FOREIGN COMMERCIAL PAPER - 7.3%
Alliance & Leicester PLC                                                                  90,000     1.085    12/05/03       89,745
Allied Irish Banks North America                                                          65,000     1.030    10/20/03       64,909
Bank of Ireland                                                                           70,000     1.060    10/20/03       69,899
Bank of Ireland                                                                           55,000     1.065    10/22/03       54,917
Bank of Ireland                                                                           50,000     1.100    12/05/03       49,855
Den Danske Corporation                                                                   100,000     1.040    09/26/03       99,928
KfW International Finance                                                                 25,000     1.000    10/06/03       24,976
KfW International Finance                                                                 40,000     1.000    10/06/03       39,961
KfW International Finance                                                                 15,000     0.940    10/07/03       14,986
Nestle Capital Corp.                                                                      50,000     0.940    10/10/03       49,949
Nestle Capital Corp.                                                                      45,000     1.000    10/09/03       44,953
Societe Generale                                                                          40,000     1.110    12/08/03       39,879
Swedbank                                                                                  40,000     1.040    09/16/03       39,983
Swedbank                                                                                  75,000     1.040    09/26/03       74,946
Toyota Motor Credit                                                                       55,000     1.000    10/07/03       54,945
                                                                                                                         ----------
TOTAL FOREIGN COMMERCIAL PAPER
(amortized cost $813,831)                                                                                                   813,831
                                                                                                                         ----------

                                                                                      PRINCIPAL                 DATE
                                                                                      AMOUNT ($)      RATE       OF         VALUE
                                                                                      OR SHARES        %      MATURITY        $
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT AGENCIES - 17.1%
Federal Home Loan Bank                                                                   100,000     1.250    07/02/04      100,000
Federal Home Loan Bank                                                                    70,000     1.214    08/04/04       70,000
Federal Home Loan Bank Discount Notes                                                    218,489     1.130    09/03/03      218,475
Federal Home Loan Bank Discount Notes                                                     45,569     1.080    10/20/03       45,502
Federal Home Loan Bank Discount Notes                                                     65,000     1.050    11/05/03       64,877
Federal Home Loan Bank Discount Notes                                                     50,000     0.920    12/19/03       49,861
Federal Home Loan Mortgage Corp. Discount Notes                                          100,000     1.035    09/11/03       99,971
Federal Home Loan Mortgage Corp. Discount Notes                                           18,936     1.080    09/11/03       18,930
Federal Home Loan Mortgage Corp. Discount Notes                                           49,900     1.035    10/31/03       49,814
Federal Home Loan Mortgage Corp. Discount Notes                                           25,000     1.076    12/05/03       24,929
Federal Home Loan Mortgage Corp. Discount Notes                                           70,000     1.080    12/15/03       69,780
Federal Home Loan Mortgage Corp. Discount Notes                                           40,000     1.070    05/20/04       39,689
Federal National Mortgage Association                                                     50,000     5.625    05/14/04       51,518
Federal National Mortgage Association Discount Notes                                      50,000     1.235    09/08/03       49,988
Federal National Mortgage Association Discount Notes                                     150,000     1.051    09/10/03      149,961
Federal National Mortgage Association Discount Notes                                      50,000     1.080    09/10/03       49,987
Federal National Mortgage Association Discount Notes                                      50,000     1.150    10/01/03       49,952
Federal National Mortgage Association Discount Notes                                     100,000     0.940    10/15/03       99,885
Federal National Mortgage Association Discount Notes                                     115,000     1.080    10/15/03      114,848
Federal National Mortgage Association Discount Notes                                      50,000     1.090    12/16/03       49,840
Federal National Mortgage Association Discount Notes                                      50,000     1.120    02/11/04       49,746
Federal National Mortgage Association Discount Notes                                     100,000     1.380    05/07/04      100,000
Federal National Mortgage Association Discount Notes                                      94,850     1.080    06/25/04       94,002
Federal National Mortgage Association Discount Notes                                     150,000     1.100    06/25/04      148,634
Federal National Mortgage Association Discount Notes                                      40,000     1.120    06/25/04       39,629
                                                                                                                         ----------
TOTAL UNITED STATES GOVERNMENT AGENCIES
(amortized cost $1,899,818)                                                                                               1,899,818
                                                                                                                         ----------
UNITED STATES TREASURY - 1.8%
United States Treasury Notes                                                              25,000     3.000    01/31/04       25,219
United States Treasury Notes                                                              40,000     3.250    05/31/04       40,634
United States Treasury Notes                                                             135,000     2.875    06/30/04      137,067
                                                                                                                         ----------
TOTAL UNITED STATES TREASURY
(amortized cost $202,920)                                                                                                   202,920
                                                                                                                         ----------

                                                                                      PRINCIPAL                 DATE
                                                                                      AMOUNT ($)      RATE       OF         VALUE
                                                                                      OR SHARES        %      MATURITY        $
-----------------------------------------------------------------------------------------------------------------------------------
YANKEE CERTIFICATE OF DEPOSIT - 15.6%
Abbey National Treasury Srvcs. PLC                                                        25,000     1.580    11/19/03       24,999
Abbey National Treasury Srvcs. PLC (E)                                                    25,000     1.040    09/15/03       25,000
Abbey National Treasury Srvcs. PLC (E)                                                    29,000     1.045    04/02/04       28,999
Bank of Nova Scotia                                                                       25,000     1.180    10/03/03       25,000
Bank of Nova Scotia                                                                       25,000     1.240    10/17/03       25,000
Bank of Nova Scotia (E)                                                                   50,000     1.025    06/02/04       49,992
Barclays Bank PLC (E)                                                                     50,000     1.025    06/02/04       49,992
CIBC (E)                                                                                  66,000     1.070    10/15/03       66,000
CIBC (E)                                                                                 100,000     1.060    11/28/03      100,000
Credit Lyonnais (E)                                                                       50,000     1.050    02/17/04       50,000
Dexia Bank (E)                                                                           150,000     1.026    06/01/04      149,978
HBOS Treasury Services (E)                                                                50,000     1.040    08/31/04       49,995
Landesbank Baden Wuerttemberg (E)                                                         50,000     1.110    03/15/04       50,016
Norddeutsche Lbank Giro.                                                                  25,000     1.930    10/21/03       24,999
Norddeutsche Lbank Giro. (E)                                                              50,000     1.040    10/03/03       49,999
Rabobank Nederland NV                                                                     42,000     1.310    08/06/04       41,996
Rabobank Nederland NV (E)                                                                 50,000     1.028    03/15/04       49,995
Royal Bank of Canada                                                                      20,000     1.345    03/25/04       19,998
Royal Bank of Canada (E)                                                                  25,000     1.040    09/12/03       25,000
Royal Bank of Canada (E)                                                                  50,000     1.040    09/30/03       49,999
Royal Bank of Canada (E)                                                                  25,000     1.030    03/15/04       24,997
Royal Bank of Scotland (E)                                                               100,000     1.040    10/03/03       99,998
Royal Bank of Scotland (E)                                                                75,000     1.030    05/21/04       74,989
Societe Generale                                                                         100,000     1.060    01/20/04      100,000
Societe Generale (E)                                                                      50,000     1.045    11/17/03       49,997
Societe Generale (E)                                                                      35,000     1.040    03/10/04       34,998
Svenska Handelsbanken                                                                     75,000     1.300    11/10/03       75,000
Svenska Handelsbanken                                                                     25,000     1.595    11/24/03       24,999
Svenska Handelsbanken                                                                     25,000     1.305    03/22/04       24,998
Svenska Handelsbanken                                                                     50,000     1.410    08/31/04       49,995
Svenska Handelsbanken (E)                                                                 50,000     1.040    09/13/04       49,990
Westpac Banking Corp.                                                                     50,000     1.190    12/22/03       50,000
Westpac Banking Corp. (E)                                                                 40,000     1.030    06/02/04       39,994
Westpac Banking Corp. (E)                                                                 25,000     1.025    06/03/04       24,996
Westpac Banking Corp. (E)                                                                 50,000     1.040    06/07/04       49,992
                                                                                                                         ----------
TOTAL YANKEE CERTIFICATE OF DEPOSITS
(amortized cost $1,731,900)                                                                                               1,731,900
                                                                                                                         ----------
TOTAL INVESTMENTS - 88.4%
(amortized cost $9,802,974)                                                                                               9,802,974
                                                                                                                         ----------

                                                                                                                           VALUE
                                                                                                                             $
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 12.4%
Agreement with Bear, Stearns & Co. Inc. and JP Morgan Chase & Co.
   (Tri-Party) of $100,000 dated August 29, 2003 at 1.050% to be repurchased at $100,012 on September 2, 2003, collateralized by:
   $185,619 United States Agency Obligations, valued at $102,000                                                            100,000
Agreement with JP Morgan and JP Morgan Chase & Co.
   (Tri-Party) of $865,000 dated August 29, 2003 at 1.100% to be repurchased at $865,104 on September 2, 2003, collateralized by:
   $1,311,708 United States Agency Obligations, valued at $882,301                                                          865,000
Agreement with Lehman Brothers and JP Morgan Chase & Co.
   (Tri-Party) of $100,000 dated August 29, 2003 at 1.060% to be repurchased at $100,012 on September 2, 2003, collateralized by:
   $195,511 United States Agency Obligations, valued at $102,004                                                            100,000
Agreement with Morgan Stanley and Bank of New York
   (Tri-Party) of $135,000 dated August 29, 2003 at 1.100% to be repurchased at $135,016 on September 2, 2003, collateralized by:
   $124,780 United States Agency Obligations, valued at $137,705                                                            135,000
Agreement with UBS Warburg and JP Morgan Chase & Co.
   (Tri-Party) of $178,704 dated August 29, 2003 at 1.080% to be repurchased at $178,725 on September 2, 2003, collateralized by:
   $176,860 United States Agency Obligations, valued at $182,281                                                            178,704
                                                                                                                         ----------
TOTAL REPURCHASE AGREEMENTS
(identified cost $1,378,704)                                                                                              1,378,704
                                                                                                                         ----------
TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS - 100.8%
(cost $11,181,678)(+)                                                                                                    11,181,678

OTHER ASSETS AND LIABILITIES,
NET - (0.8)%                                                                                                                (91,739)
                                                                                                                         ----------
NET ASSETS - 100.0%                                                                                                      11,089,939
                                                                                                                         ==========

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

  See accompanying notes which are an integral part of the financial statements.

SSgA
INSTITUTIONAL MONEY MARKET FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- AUGUST 31, 2003

Amounts in thousands

                                                                   U.S. TREASURY              PRIME
                                                                 MONEY MARKET FUND      MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                                  $         336,754      $       9,802,974
---------------------------------------------------------------------------------------------------------
Investments at amortized cost which approximates market                    336,754              9,802,974
Repurchase agreements*                                                     537,340              1,378,704
Interest receivable                                                            968                  9,039
Prepaid expenses                                                                 1                     --
                                                                 -----------------      -----------------
Total assets                                                               875,063             11,190,717
                                                                 -----------------      -----------------
LIABILITIES
Payables:
      Investments purchased                                                     --                 89,745
      Accrued fees to affiliates                                               163                  1,956
      Other accrued expenses                                                    21                    320
      Dividends                                                                667                  8,757
                                                                 -----------------      -----------------
Total liabilities                                                              851                100,778
                                                                 -----------------      -----------------

NET ASSETS                                                       $         874,212      $      11,089,939
                                                                 =================      =================

Net Assets Consist of:
Accumulated net realized gain (loss)                             $              (2)     $              13
Shares of beneficial interest                                                  874                 11,090
Additional paid-in capital                                                 873,340             11,078,836
                                                                 -----------------      -----------------
NET ASSETS                                                       $         874,212      $      11,089,939
                                                                 =================      =================

NET ASSET VALUE, offering and redemption price per share:
      Net asset value per share**                                $            1.00      $            1.00
      Net assets                                                 $     874,211,967      $  11,089,938,672
      Shares outstanding ($.001 par value)                             874,225,783         11,089,964,465

----------
Amounts in thousands

 *    Repurchase agreements - cost                               $         537,340      $       1,378,704

** Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

SSgA
INSTITUTIONAL MONEY MARKET FUNDS

STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED AUGUST 31, 2003

Amounts in thousands

                                                                   U.S. TREASURY              PRIME
                                                                 MONEY MARKET FUND      MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Interest                                                   $          13,560      $         125,635

EXPENSES
      Advisory fees                                                          2,502                 13,377
      Administrative fees                                                      309                  2,748
      Custodian fees                                                           193                  1,403
      Distribution fees                                                        192                  1,890
      Transfer agent fees                                                       45                    156
      Professional fees                                                         41                    143
      Registration fees                                                         26                    153
      Shareholder servicing fees                                               250                  2,167
      Trustees' fees                                                            25                    146
      Insurance fees                                                            --                  1,685
      Printing fees                                                              8                     12
      Miscellaneous                                                             36                     59
                                                                 -----------------      -----------------
      Expenses before reductions                                             3,627                 23,939
      Expense reductions                                                    (1,626)                (6,103)
                                                                 -----------------      -----------------
Net Expenses                                                                 2,001                 17,836
                                                                 -----------------      -----------------
Net investment income (loss)                                                11,559                107,799
                                                                 -----------------      -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                         (3)                    22
                                                                 -----------------      -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $          11,556      $         107,821
                                                                 =================      =================

  See accompanying notes which are an integral part of the financial statements.

SSgA
INSTITUTIONAL MONEY MARKET FUNDS

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE PERIODS ENDED AUGUST 31,

Amounts in thousands

                                                         U.S. TREASURY MONEY MARKET FUND       PRIME MONEY MARKET FUND
                                                         -------------------------------   -------------------------------
                                                              2003             2002             2003             2002
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                       $       11,559   $       23,610   $      107,799   $      122,456
      Net realized gain (loss)                                       (3)              (5)              22                1
                                                         --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from operations            11,556           23,605          107,821          122,457
                                                         --------------   --------------   --------------   --------------
DISTRIBUTIONS
      From net investment income                                (11,559)         (23,610)        (107,799)        (122,456)
                                                         --------------   --------------   --------------   --------------

SHARE TRANSACTIONS
      Net increase (decrease) in net assets from share
         transactions                                          (391,255)        (579,589)       4,933,186        2,123,366
                                                         --------------   --------------   --------------   --------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                    (391,258)        (579,594)       4,933,208        2,123,367

NET ASSETS
      Beginning of period                                     1,265,470        1,845,064        6,156,731        4,033,364
                                                         --------------   --------------   --------------   --------------

      End of period                                      $      874,212   $    1,265,470   $   11,089,939   $    6,156,731
                                                         ==============   ==============   ==============   ==============

See accompanying notes which are an integral part of the financial statements.

SSgA
INSTITUTIONAL MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE PERIODS ENDED

For a Share Outstanding Throughout Each Period.

                                                      $                  $
                                              NET ASSET VALUE,          NET
                                                BEGINNING OF        INVESTMENT
                                                   PERIOD          INCOME (LOSS)
--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND

August 31, 2003                                    1.0000              .0113
August 31, 2002                                    1.0000              .0181
August 31, 2001                                    1.0000              .0508
August 31, 2000                                    1.0000              .0551
August 31, 1999                                    1.0000              .0473

PRIME MONEY MARKET FUND

August 31, 2003                                    1.0000              .0124
August 31, 2002                                    1.0000              .0209
August 31, 2001                                    1.0000              .0535
August 31, 2000                                    1.0000              .0580
August 31, 1999                                    1.0000              .0496

See accompanying notes which are an integral part of the financial statements.

                                                                                                         %
                                          $                  $                         $         RATIO OF EXPENSES
                                   DISTRIBUTIONS        NET ASSET         %       NET ASSETS,       TO AVERAGE
                                      FROM NET        VALUE, END OF     TOTAL    END OF PERIOD      NET ASSETS,
                                  INVESTMENT INCOME       PERIOD       RETURN        (000)              NET
------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND

August 31, 2003                        (.0113)           1.0000         1.13         874,212           0.20
August 31, 2002                        (.0181)           1.0000         1.83       1,265,470           0.20
August 31, 2001                        (.0508)           1.0000         5.20       1,845,064           0.20
August 31, 2000                        (.0551)           1.0000         5.65       1,093,913           0.20
August 31, 1999                        (.0473)           1.0000         4.84       1,115,614           0.20

PRIME MONEY MARKET FUND

August 31, 2003                        (.0124)           1.0000         1.25      11,089,939           0.20
August 31, 2002                        (.0209)           1.0000         2.11       6,156,731           0.20
August 31, 2001                        (.0535)           1.0000         5.48       4,033,364           0.20
August 31, 2000                        (.0580)           1.0000         6.00       3,962,314           0.20
August 31, 1999                        (.0496)           1.0000         5.08       2,415,231           0.20

                                           %                   %
                                   RATIO OF EXPENSES      RATIO OF NET
                                      TO AVERAGE       INVESTMENT INCOME
                                      NET ASSETS,         TO AVERAGE
                                         GROSS            NET ASSETS
------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND

August 31, 2003                          0.36               1.16
August 31, 2002                          0.36               1.85
August 31, 2001                          0.37               5.09
August 31, 2000                          0.38               5.51
August 31, 1999                          0.39               4.73

PRIME MONEY MARKET FUND

August 31, 2003                          0.27               1.21
August 31, 2002                          0.27               2.02
August 31, 2001                          0.25               5.26
August 31, 2000                          0.25               5.93
August 31, 1999                          0.26               4.96

  See accompanying notes which are an integral part of the financial statements.

SSgA
INSTITUTIONAL MONEY MARKET FUNDS

NOTES TO THE STATEMENTS OF NET ASSETS -- AUGUST 31, 2003


(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(+) The identified cost for Federal income tax purpose is the same as shown above.

See accompanying notes which are an integral part of the financial statements.

SSgA
INSTITUTIONAL MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2003

1.  ORGANIZATION

    The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios, referred to as "the Funds", which are in operation as of August 31, 2003. These financial statements report on two Funds, each of which has distinct investment objectives and strategies. The Investment Company is a no-load, diversified open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. Effective August 25, 2003 the Funds began offering Class T shares. Each class has different distribution and shareholder servicing fee arrangements. Class T shares of the SSgA Funds may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. As of the date of this report there are no Class T shares outstanding.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

    Security valuation

    The investments of the Funds are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

    Securities transactions

    Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

    Investment income

    Interest income is recorded daily on the accrual basis.

    Federal income taxes

    Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Funds' shareholders without regard to the income and capital gains (or losses) of the other Funds.

    It is each Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires each Fund to distribute all of its taxable income. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required. The Funds had a net tax basis capital loss carryover which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At August 31, 2003, the capital loss carryovers and expiration dates are as follows:

                                       8/31/2009          8/31/2010          8/31/2011
    -------------------------------------------------------------------------------------
    US Treasury Money Market        $            --    $            --    $         8,885
    Prime Money Market                       37,668                 --                 --

    Dividends and distributions to shareholders

    The Funds declare and record dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Funds may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

    Expenses

    Most expenses can be directly attributed to the individual Funds. Expenses of the Investment Company which cannot be directly attributed such as Trustee fees, insurance, legal, and other expenses will be allocated among all Funds of the Investment Company based principally on their relative net assets.

    Repurchase agreements

    The Funds may engage in repurchase agreements with several financial institutions whereby a Fund, through its custodian or third party custodian, receives delivery of underlying securities as collateral. Each Fund's money manager will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fedwire closing time remains at least equal to 102% of the repurchase price. The Adviser will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

3.  RELATED PARTIES

    Adviser

    The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank and Trust Company ("State Street") make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Adviser, calculated daily and paid monthly, at the following annual rates of their average daily net assets:

                                                %
    -----------------------------------------------
    US Treasury Money Market                   0.25
    Prime Money Market                         0.15

    The Adviser has contractually agreed on the US Treasury Money Market Fund to waive .15% of its .25% Advisory fee. The Adviser also contractually agreed to reimburse the Fund for all expenses in excess of .20% of its average daily net assets on an annual basis. The total amount of the waiver and reimbursement for the year ended August 31, 2003, was $1,500,918 and $124,826, respectively.

    The Adviser has contractually agreed on the Prime Money Market Fund to waive .05% of its .15% Advisory fee. The Adviser also contractually agreed to reimburse the Fund for all expenses in excess of .20% of its average daily net assets on an annual basis. The total amounts of the waiver and reimbursement for the year ended August 31, 2003 were $4,458,894 and $1,642,568, respectively.

    The Adviser also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary accordingly to number of positions and transactions plus out-of-pocket expenses.

    State Street also serves as the transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay an annual fee, an additional charge for each account, plus out-of-pocket expenses. State Street has entered into an agreement with Boston Financial Data Services, Inc. (BFDS) under which BFDS serves as sub-transfer agent.

    In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the year, the Funds' custodian fees were reduced by the following amounts under these arrangements:

                                      AMOUNT PAID
    -----------------------------------------------
    US Treasury Money Market        $             5
    Prime Money Market                        1,642

    Administrator

    The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company (a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company), under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Funds pay the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all five of the Investment Company's money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. In addition, the Funds reimburse the Administrator for out-of-pocket expenses.

    Distributor and shareholder servicing

    The Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

    The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

    The Funds have Shareholder Service Agreements with State Street. For these services, the Funds pays a maximum of .025% to State Street, based upon the average daily value of all Fund shares held. For the year ended August 31, 2003, the Funds paid the following shareholder servicing expenses to affiliated service providers:

                                              $
    -----------------------------------------------
    US Treasury Money Market                250,153
    Prime Money Market                    2,229,447

    The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Funds on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Funds on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Funds' responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Funds' shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2003.

    Insurance

    The Investment Company has entered into an agreement with MBIA Insurance Corporation to provide additional insurance coverage on the Prime Money Market Fund against issuer default. For this coverage, the Fund pays a fee to MBIA of an annual rate of .018% of its daily average net assets.

    Board of trustees

    The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the Funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

    Each Fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustee fees payable. The deferred fees remain invested in certain SSgA Funds until distribution in accordance with the Deferred Plan.

    Accrued fees payable to affiliates and trustees as of August 31, 2003 were as follows:

                                      US TREASURY          PRIME
                                     MONEY MARKET       MONEY MARKET
    ------------------------------------------------------------------
    Advisory fees                   $        61,110    $       937,868
    Administrative fees                      26,443            308,718
    Custodian fees                           26,011            232,356
    Distribution fees                        15,742            163,307
    Shareholder servicing fees               20,682            247,407
    Transfer agent fees                       7,546             29,354
    Trustees' fees                            5,077             36,878
                                    ---------------    ---------------
                                    $       162,611    $     1,955,888
                                    ===============    ===============

    Beneficial interest

    As of August 31, 2003, the following table includes shareholders (all of which were affiliates of the Investment Companies) with shares of beneficial interest greater than 10% of the total outstanding shares of each respective
    Fund:

                                                  # OF SHAREHOLDERS          %
    ----------------------------------------------------------------------------
    US Treasury Money Market                              2                 74.0
    Prime Money Market                                    1                 85.8

4.  FUND SHARE TRANSACTIONS (ON A CONSTANT DOLLAR BASIS):

                                                         (AMOUNTS IN THOUSANDS)
                                                      FISCAL YEARS ENDED AUGUST 31,
    -----------------------------------------------------------------------------------
    US TREASURY MONEY MARKET                             2003                2002
                                                  -----------------   -----------------
    Proceeds from shares sold                     $      11,135,473   $      10,479,815
    Proceeds from reinvestment of distributions               7,522              11,221
    Payments for shares redeemed                        (11,534,250)        (11,070,625)
                                                  -----------------   -----------------
    Total net increase (decrease)                 $        (391,255)  $        (579,589)
                                                  =================   =================
    PRIME MONEY MARKET

    Proceeds from shares sold                     $      82,304,415   $      64,279,121
    Proceeds from reinvestment of distributions             102,947             113,294
    Payments for shares redeemed                        (77,474,176)        (62,269,049)
                                                  -----------------   -----------------
    Total net increase (decrease)                 $       4,933,186   $       2,123,366
                                                  =================   =================

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statements of assets and liabilities and statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SSgA US Treasury Money Market Fund and SSgA Prime Money Market Fund (two of the funds comprising SSgA Funds, hereafter referred to as the "Funds") at August 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
October 17, 2003

SSgA
INSTITUTIONAL MONEY MARKET FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES AND OFFICERS --
AUGUST 31, 2003 (UNAUDITED)

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers.

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)     IN COMPLEX              OTHER
         AGE,                LENGTH OF            OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED         OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson,       Trustee since 1988   Appointed     - Vice Chairman, Frank            25       - Trustee, Frank Russell
Age 64                                       until           Russell Company;                           Investment Company Funds and
                        Interested Person    successor is  - Chairman of the Board,                     Russell Investment Funds
909 A Street            of the SSgA Funds    duly elected    Frank Russell Investment                   (investment companies); and
Tacoma, WA 98402        (as defined in the   and             Management Company, Frank                - Director, Russell Insurance
                        1940 Act) due to     qualified       Russell Investment Company                 Agency, Inc., Frank Russell
                        his employment by                    Funds and Russell                          Investments (Ireland)
                        the parent company   Until           Investment Funds; and                      Limited, Frank Russell
                        of the               successor is  - Chairman of the Board and                  Investment Company plc;
                        Administrator        chosen and      Chief Executive Officer,                   Frank Russell Investment
                                             qualified by    Russell Fund Distributors,                 Company II plc, Frank
                        Chairman of the      the             Inc. and Frank Russell                     Russell Investment Company
                        Board and President  Trustees.       Trust Company.                             III plc, Frank Russell
                                                                                                        Institutional Funds plc,
                        Member, Governance                                                              Frank Russell Qualifying
                        Committee                                                                       Investor Fund, and Frank
                                                                                                        Russell Investments (Cayman)
                        Member, Valuation                                                               Ltd.
                        Committee


                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)     IN COMPLEX              OTHER
         AGE,                LENGTH OF            OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED         OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
  (CONTINUED)

Timothy B. Harbert      Trustee since 2003   Appointed     - 2001 to Present, Chairman       25       Listed under Principal
Age 53                                       until           and Chief Executive                      Occupations
                        Interested Person    successor is    Officer, State Street
State Street Financial  of the SSgA Funds    duly elected    Global Advisors;
Center                  as defined in the    and           - 1992 to 2001, President
One Lincoln Street      1940 Act) due to     qualified       and Chief Operating
Boston, MA              his employment by                    Officer, State Street
02111-2900              an affiliate of the                  Global Advisors;
                        Advisor                            - 1996 to Present, Executive
                                                             Vice President, State
                        Member, Governance                   Street Bank & Trust
                        Committee                            Company;
                                                           - Director, Citistreet, LLC;
                        Member, Valuation                    State Street Bank, Paris;
                        Committee                            State Street Global
                                                             Advisors, Ltd., London;
                                                             State Street Global
                                                             Advisors, GmbH, Munich;
                                                             State Street Global
                                                             Advisors, Canada, Ltd.;
                                                             State Street Global
                                                             Advisors, Australia, Ltd.;
                                                             State Street Global
                                                             Advisors, Japan, Ltd.;
                                                             State Street Global
                                                             Markets, LLC; Bentley
                                                             College;
                                                           - Chairman of the Board,
                                                             StreetTracks, LLC; State
                                                             Street Global Advisors
                                                             Fund Management, LLC;
                                                             State Street Global
                                                             Advisors, Inc. (Delaware);
                                                             Bel Air Investment
                                                             Advisors, LLC; and
                                                           - President and Director,
                                                             State Street Global
                                                             Advisors, Cayman.

INDEPENDENT TRUSTEES

William L. Marshall     Trustee since 1988   Appointed     - Chief Executive Officer         25       None
Age 60                                       until           and President, Wm. L.
                        Chairman, Audit      successor is    Marshall Associates, Inc.,
33 West Court Street    Committee            duly elected    Wm. L. Marshall Companies,
Doylestown, PA 18901                         and             Inc. and the Marshall
                        Member, Governance   qualified       Financial Group, Inc. (a
                        Committee                            registered investment
                                                             advisor and provider of
                        Member, Valuation                    financial and related
                        Committee                            consulting services);
                                                           - Certified Financial
                                                             Planner and Member,
                                                             Financial Planners
                                                             Association; and
                                                           - Registered Representative
                                                             and Principal for
                                                             Securities with Cambridge
                                                             Investment Research, Inc.,
                                                             Fairfield, Iowa.

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)     IN COMPLEX              OTHER
         AGE,                LENGTH OF            OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED         OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  (CONTINUED)

Steven J. Mastrovich    Trustee since 1988   Appointed     - September 2000 to Present,      25       None
Age 46                                       until           Global Head of Structured
                        Member, Audit        successor is    Real Estate, J.P. Morgan
623 Clapboard Street    Committee            duly elected    Investment Management
Westwood, MA 02090                           and             (private real estate
                        Member, Governance   qualified       investment for clients
                        Committee                            primarily outside of the
                                                             US to locate private real
                        Member, Valuation                    estate investments in the
                        Committee                            US);
                                                           - January 2000 to September
                                                             2000, Managing Director,
                                                             HSBC Securities (USA)
                                                             Inc.;
                                                           - From 1998 to 2000,
                                                             President, Key Global
                                                             Capital, Inc.;
                                                           - From 1997 to 1998,
                                                             Partner, Squire, Sanders &
                                                             Dempsey (law firm); and
                                                           - From 1994 to 1997,
                                                             Partner, Brown, Rudnick,
                                                             Freed & Gesmer (law firm).

Patrick J. Riley        Trustee since 1988   Appointed     - 2003 to Present, Associate      25       Director - SSgA Cash
Age 54                                       until           Justice, Commonwealth of                 Management Fund PLC, State
                        Member, Audit        successor is    Massachusetts Superior                   Street Global Advisors
One Corporate Place     Committee            duly elected    Court; and                               Ireland, Ltd.
55 Ferncroft Road                            and           - Partner, Riley, Burke &
Danvers, MA 01923       Member, Governance   qualified       Donahue, L.L.P. (law
                        Committee                            firm).

                        Member, Valuation
                        Committee

Richard D. Shirk        Trustee since 1988   Appointed     - March 2001 to April 2002,       25       Listed under Principal
Age 57                                       until           Chairman, Cerulean                       Occupations
                        Member, Audit        successor is    Companies, Inc. (holding
1180 Brookgate Way, NE  Committee            duly elected    company) (Retired);
Atlanta, GA 30319-2877                       and           - 1996 to March 2001,
                        Member, Governance   qualified       President and Chief
                        Committee                            Executive Officer,
                                                             Cerulean Companies, Inc.;
                        Member, Valuation                  - 1992 to March 2001,
                        Committee                            President and Chief
                                                             Executive Officer, Blue
                                                             Cross/Blue Shield of
                                                             Georgia;
                                                           - 1993 to November 2001,
                                                             Chairman and Board Member,
                                                             Georgia Caring for
                                                             Children Foundation
                                                             (private foundation);
                                                           - November 1998 to Present,
                                                             Board Member, Healthcare
                                                             Georgia Foundation
                                                             (private foundation); and
                                                           - September 2002 to Present,
                                                             Board Member, Amerigroup
                                                             Corp.

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)     IN COMPLEX              OTHER
         AGE,                LENGTH OF            OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED         OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Bruce D. Taber          Trustee since 1991   Appointed     - Consultant, Computer            25       Director - SSgA Cash
Age 60                                       until           Simulation, General                      Management Fund PLC, State
                        Member, Audit        successor is    Electric Industrial                      Street Global Advisors
26 Round Top Road       Committee            duly elected    Control Systems.                         Ireland, Ltd.
Boxford, MA 01921                            and
                        Member, Governance   qualified
                        Committee

                        Member, Valuation
                        Committee

Henry W. Todd           Trustee since 1988   Appointed     - Chairman, President and         25       Director - SSgA Cash
Age 56                                       until           CEO, A.M. Todd Group,                    Management Fund PLC, State
                        Member, Audit        successor is    Inc.; and                                Street Global Advisors
150 Domorah Drive       Committee            duly elected  - President and CEO, Zink &                Ireland, Ltd.
Montgomeryville, PA                          and             Triest Co., Inc. (dealer
18936                   Member, Governance   qualified       in vanilla flavor
                        Committee                            materials).

                        Member, Valuation
                        Committee

                         POSITION(S) HELD
        NAME,              WITH FUND AND         TERM                               PRINCIPAL OCCUPATION(S)
         AGE,                LENGTH OF            OF                                      DURING THE
       ADDRESS              TIME SERVED         OFFICE                                   PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Agustin J. Fleites      Principal Executive  Until         - 2001 to Present, Senior Principal, State Street Global Advisors;
Age 37                  Officer and Chief    successor is    President, SSgA Funds Management, Inc.; Managing Director, Advisor
                        Executive Officer    chosen and      Strategies;
State Street Financial  since 2003           qualified by  - 1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Center                                       Trustees        and SSgA Latin America; and
One Lincoln Street                                         - 1993-1999, Principal, Head of Asset Allocation Strategies.
Boston, MA 02111-2900

J. David Griswold       Vice President and   Until         - Director - Global Regulatory Policy and Assistant Secretary, Frank
Age 46                  Secretary since      successor is    Russell Company;
                        1994                 chosen and    - Assistant Secretary and Associate General Counsel, Frank Russell
909 A Street                                 qualified by    Investment Management Company, Frank Russell Capital Inc., and Frank
Tacoma, WA 98402                             Trustees        Russell Investments (Delaware), Inc.;
                                                           - Assistant Secretary and Associate General Counsel, Russell Fund
                                                             Distributors, Inc.
                                                           - Director, Secretary and Associate General Counsel, Frank Russell
                                                             Securities, Inc.; and
                                                           - Secretary, Frank Russell Canada Limited/Limitee.

James Ross              Vice President       Until         - 2001 to Present, Principal, SSgA Funds Management, Inc.;
Age 37                  since 2002           successor is  - 2000 to Present, Principal, State Street Global Advisors;
                                             chosen and    - 1992 to 2000, Vice President, State Street Corporation; and
State Street Financial                       qualified by  - 2000 to Present, Vice President, StreetTracks Series Trust.
Center                                       Trustees
One Lincoln Street
Boston, MA 02111-2900

Mark E. Swanson         Treasurer and        Until         - Director - Investment Operations, Frank Russell Investment Management
Age 39                  Principal            successor is    Company and Frank Russell Trust Company; and
                        Accounting Officer   chosen and    - Treasurer and Chief Accounting Officer, Frank Russell Investment
909 A Street            since 2000           qualified by    Company and Russell Investment Funds.
Tacoma, WA 98402                             Trustees

SSgA
INSTITUTIONAL MONEY MARKET FUNDS

STATE STREET FINANCIAL CENTER
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

TRUSTEES
  Lynn L. Anderson, Chairman
  Timothy B. Harbert
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

OFFICERS
  Lynn L. Anderson, President
  Agustin J. Fleites, Principal Executive Officer and CEO
  Mark E. Swanson, Treasurer and Principal Accounting Officer
  J. David Griswold, Vice President and Secretary
  James Ross, Vice President
  Deedra S. Walkey, Assistant Secretary
  Ross E. Erickson, Assistant Treasurer
  David J. Craig, Assistant Treasurer
  Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
  SSgA Funds Management, Inc.
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

DISTRIBUTOR
  State Street Global Markets, LLC
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington 98402

LEGAL COUNSEL
  Goodwin Procter LLP
  Exchange Place
  Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110

                                                             IMMAR-08/31 (38967)

[SSgA(R) FUNDS LOGO]


FIXED INCOME FUNDS

YIELD PLUS FUND

BOND MARKET FUND

INTERMEDIATE FUND

HIGH YIELD BOND FUND


ANNUAL REPORT

AUGUST 31, 2003

                                  SSgA(R) Funds

                               Fixed Income Funds

                                  Annual Report

                                 August 31, 2003

                                Table of Contents

                                                                       PAGE
     President's Letter                                                   3
     Yield Plus Fund                                                      5
     Bond Market Fund                                                    11
     Intermediate Fund                                                   27
     High Yield Bond Fund                                                43
     Statement of Assets and Liabilities                                 52
     Statement of Operations                                             53
     Statement of Changes in Net Assets                                  54
     Financial Highlights                                                56
     Notes to Statement of Net Assets                                    58
     Notes to Financial Statements                                       59
     Report of Independent Auditors                                      68
     Tax Information                                                     69
     Disclosure of Information about Fund Trustees and Officers          70
     Fund Management and Service Providers                               75


"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. State Street Global Markets, LLC, is the distributor of the SSgA Funds.

SSgA Fixed Income Funds
Letter from the President of SSgA Funds Management, Inc.

DEAR SHAREHOLDERS,

It is my pleasure as President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2003. The assets in the SSgA Fund Family exceeded $29 billion as of August 31, 2003. The enclosed information provides an overview of the investment process, a discussion of the portfolio's management, performance updates and financial information through August 31, 2003.

The fund family grew significantly over the past fiscal year with an 18% increase in assets under management since August 31, 2002. The fund family is comprised of a diverse group of strategies including money market, fixed income, domestic and international equity and balanced funds.

The past year has shown a resurgence of the equity markets with the S&P 500(R), the Russell 2500(R), the Russell 2000(R), and the Wilshire REIT Indices all posting positive returns. The international markets also generated positive results as indicated by the MSCI(R) EAFE(R) and the MSCI(R) EMF Indices.

The fixed income arena also experienced positive returns, albeit in a very low interest rate environment. The Lehman Brothers Government/Corporate Index, the Lehman Brothers Aggregate and the Lehman Brothers High Yield Bond Index all generated positive results for the time frame.

Thank you for choosing the SSgA Funds.


Sincerely,

/s/ Agustin J. Fleites

Agustin J. Fleites
SSgA Funds Management, Inc.
President

SSgA
YIELD PLUS FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

INVESTS IN: High quality, investment grade debt instruments including corporate bonds, asset-backed securities, mortgage-backed securities, and high quality money market instruments maintaining duration of one year or less.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different sectors and issues which can vary depending on the general level of interest rates, market determined risk premiums, as well as supply and demand imbalances in the market.

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31   SSgA YIELD PLUS FUND   JP MORGAN 3-MONTH LIBOR#
*                                            $ 10,000                   $ 10,000
1994                                         $ 10,365                   $ 10,389
1995                                         $ 10,988                   $ 11,011
1996                                         $ 11,617                   $ 11,631
1997                                         $ 12,276                   $ 12,288
1998                                         $ 12,939                   $ 12,992
1999                                         $ 13,543                   $ 13,666
2000                                         $ 14,393                   $ 14,524
2001                                         $ 15,237                   $ 15,302
2002                                         $ 15,511                   $ 15,627
2003                                         $ 15,727                   $ 15,846

SSgA Yield Plus Fund

      PERIOD ENDED             GROWTH OF          TOTAL
         8/31/03                $10,000          RETURN
------------------------    --------------    ------------
1 Year                       $     10,139          1.39%
5 Years                      $     12,155          3.98%+
10 Years                     $     15,727          4.63%+

JP Morgan 3-Month LIBOR

      PERIOD ENDED             GROWTH OF          TOTAL
         8/31/03                $10,000          RETURN
------------------------    --------------    ------------
1 Year                       $     10,140          1.40%
5 Years                      $     12,197          4.05%+
10 Years                     $     15,846          4.71%+

See related Notes on following page.

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA Yield Plus Fund gained 1.39%. This compared to the JP Morgan 3-Month LIBOR Index, which returned 1.40%. The Fund's performance includes 58 basis points of expenses, whereas the Index returns are unmanaged and do not reflect the deduction of any fees or expenses.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The Fund performed well over the course of the year, despite the portfolio's very short duration. As the Fed Funds rate was lowered from 1.75% to 1.00%, yields for securities with maturities from one month to one year dropped by a similar amount. The Fund's investment in floating rate structured products including Asset-Backed Securities (ABS) and Collateralized Mortgage-Backed Securities (CMBS) priced at a spread to 1- and 3-month LIBOR, contributed to this performance, as spreads on these securities tightened due to strong demand.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

The Fund maintained a defensive position in terms of interest rate exposure during the year, shorter in duration than many of its competitors. Given the low absolute level of rates in the marketplace, interest rate risk was not attractively priced in the market. While this cost the Fund yield over the past year, this was partially offset by investments in the floating rate structured products, ABS and CMBS mentioned above. These floating rate securities have yields that are reset either monthly or quarterly at a spread over LIBOR, helping to keep the Fund's duration short.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

The best performance in the Fund over the past year came from its investment in mortgage-related ABS issues, which realized strong investor demand despite heavy supply. Subordinated tranches from these securitizations offered particular value, benefiting from a combination of sound credit fundamentals and attractive spreads.

The Fund's extremely short duration was a detractor from performance over the past year, as interest rates on vehicles with short maturities declined.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund had very short duration to minimize price volatility due to rising interest rates. Additionally, the Fund was invested in higher yielding structured product securities (ABS and CMBS) which provided high current income and a high degree of liquidity.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO ITS BENCHMARK.

The Fund aggressively positioned itself by investing in structured products, particularly in subordinated tranches. These asset classes offered superior risk adjusted returns due to their high degree of diversification, sound credit quality, and attractive pricing. The Fund was defensively positioned in terms of its duration and interest rate exposure.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  *   Assumes initial investment on September 1, 1993.

  # The London Interbank offered rate (LIBOR) is the interest rate offered by a specific group of London Interbanks for US dollar deposits of a stated maturity.

  +   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSgA
YIELD PLUS FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 90.3%
ASSET-BACKED SECURITIES - 55.5%
Access Group, Inc. (E)
   Series 2003-A Class A1
   1.735% due 04/25/23                                    5,000            5,080
ACE Securities Corp. (E)
   Series 2003-FM1 Class A2
   1.690% due 11/25/32                                    4,540            4,540
American Express Credit Account
   Master Trust (E)
   Series 2000-2 Class A
   1.505% due 09/17/07                                    8,000            8,012
Ameriquest Mortgage Securities,
   Inc. (E)
   Series 2003-AR3 Class A2
   1.680% due 10/25/33                                    4,927            4,930
Argent Securities Trust
   Series 2003-W2 Class A1
   1.440% due 09/25/33                                    3,000            3,000
Asset Backed Securities Corp.
   Home Equity (E)
   Series 2003-HE2 Class M1
   2.200% due 04/15/33                                    4,000            4,030
Bank One Issuance Trust (E)
   Series 2002-C2 Class C2
   2.300% due 05/15/08                                    1,600            1,608
Capital Auto Receivables Asset Trust (E)
   Series 2002-1 Class A3
   1.420% due 07/15/05                                    4,896            4,895
   Series 2002-3 Class A4
   1.450% due 02/17/09                                    6,000            6,014
Centex Home Equity (E)
   Series 2002-D Class M1
   2.406% due 12/25/32                                    2,830            2,864
Chase Credit Card Master Trust (E)
   Series 2000-1 Class A
   1.510% due 06/15/07                                    5,000            5,008
   Series 2001-2 Class A
   1.230% due 09/15/08                                    4,000            4,008
Chase Funding Mortgage Loan
   Asset-Backed Certificates (E)
   Series 2001-4 Class 2M1
   2.000% due 11/25/31                                    3,000            3,027
Citibank Credit Card Issuance Trust (E)
   Series 2001-A2 Class A2
   1.469% due 02/07/08                                    9,000            9,020
   Series 2001-B2 Class B2
   1.890% due 12/10/08                                    2,000            2,014
   Series 2002-C1 Class C1
   2.300% due 02/09/09                                    1,600            1,609
First USA Credit Card Master Trust (E)
   Series 1997-7 Class A
   1.438% due 05/17/07                                    4,500            4,501
Home Equity Asset Trust (E)
   Series 2003-4 Class A2
   1.398% due 10/25/33                                    3,930            3,935
MBNA Credit Card Master Note Trust (E)
   Series 2003-B2 Class B2
   1.710% due 10/15/10                                    2,500            2,493
MBNA Master Credit Card Trust USA (E)
   Series 2000-G Class A
   1.506% due 12/17/07                                    2,000            2,003
National City Credit Card Master Trust (E)
   Series 2002-1 Class A
   1.480% due 01/15/09                                    5,000            5,014
Nelnet Student Loan Trust (E)
   Series 2002-1 Class A2
   1.594% due 05/25/27                                    5,000            5,000
Providian Master Trust (E)
   Series 1997-2 Class A
   1.450% due 05/15/08                                    5,000            5,000
   Series 2000-2 Class A
   1.510% due 04/15/09                                    5,000            4,985
Residential Asset Securities Corp. (E)
   Series 2001-KS2 Class MII1
   1.820% due 06/25/31                                    5,000            4,992
   Series 2002-KS2 Class MII1
   1.986% due 04/25/32                                    2,500            2,500
SLM Student Loan Trust
   Series 2003-1 Class A5B
   1.500% due 12/15/32                                    8,000            7,991
   Series 2003-B Class A2
   1.404% due 03/15/22                                    4,000            4,056
SMS Student Loan Trust (E)
   Series 1999-B Class A2
   1.589% due 04/30/29                                    8,053            8,101
Structured Asset Investment
   Loan Trust (E)
   Series 2003-BC1 Class M1
   2.138% due 01/25/33                                    5,000            5,005
   Series 2003-BC3 Class M1
   2.265% due 04/25/33                                    5,000            5,039
Superior Wholesale Inventory
   Financing Trust (E)
   Series 2000-A Class A
   1.419% due 04/15/07                                    7,500            7,509
World Financial Network Credit Card
   Master Trust (E)
   Series 2001-A Class A
   1.550% due 06/16/08                                    5,000            5,003
                                                                  --------------
                                                                         152,786
                                                                  --------------

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 3.6%
Bank of America Corp. (E)
   Series MTNI
   1.609% due 10/22/04                                    5,000            5,015
General Electric Capital Corp. (E)
   Series MTNA
   1.560% due 10/25/04                                    5,000            5,010
                                                                  --------------
                                                                          10,025
                                                                  --------------

INTERNATIONAL DEBT - 15.2%
Crusade Global Trust (E)
   Series 2003-1 Class A
   1.409% due 01/17/34                                    3,086            3,090
Gracechurch Card Funding PLC (E)
   Series 2002-2 Class B
   1.730% due 10/15/09                                    2,000            2,000
Granite Mortgages PLC (E)
   Series 2002-1 Class 1A2
   1.529% due 07/20/19                                   10,000           10,005
Holmes Financing PLC (E)
   Series 2001-3 Class 2A
   1.449% due 01/15/07                                    5,000            5,002
Medallion Trust (E)
   Series 2002-1G Class A1
   1.540% due 04/17/33                                    6,139            6,129
Permanent Financing PLC (E)
   Series 2002-1 Class 3A
   1.545% due 06/10/07                                   10,000            9,994
Westpac Securitisation Trust (E)
   Series 2002-1G Class A
   1.581% due 06/05/33                                    5,585            5,573
                                                                  --------------
                                                                          41,793
                                                                  --------------

MORTGAGE-BACKED SECURITIES - 16.0%
Countrywide Asset-Backed
   Certificates (E)
   Series 2002-5 Class AV2
   1.756% due 04/25/33                                    4,169            4,176
Countrywide Home Loans (E)
   Series 2003-48 Class 2A2
   1.610% due 10/25/33                                    3,000            3,000
CS First Boston Mortgage Securities Corp. IO
   Series 2003-C3 Class ASP
   1.963% due 05/15/38                                   26,059            2,284
EQCC Trust (E)
   Series 2002-1 Class 2A
   1.636% due 11/25/31                                    7,112            7,118
GE Capital Commercial Mortgage Corp. IO
   Series 2003-C1 Class X2
   1.113% due 01/10/38                                   88,081            4,659
KSL Resorts
   Series 2003-1A Class A
   1.690% due 05/15/13                                    3,000            3,000
Residential Accredit Loans, Inc. (E)
   Series 2003-QS13 Class A5
   1.678% due 07/25/33                                    2,490            2,490
Residential Asset Securitization Trust (E)
   Series 2003-A8 Class A2
   1.450% due 10/25/18                                    5,414            5,409
Series 2003-A9 Class A3
   1.608% due 08/25/33                                    4,968            4,968
   Sequoia Mortgage Trust (E)
Series 2003-2 Class A1
   1.648% due 06/20/33                                    4,875            4,902
Structured Asset Securities Corp. (E)
   Series 2003-S1 Class M2
   2.810% due 08/25/33                                    2,000            2,000
                                                                  --------------
                                                                          44,006
                                                                  --------------

TOTAL LONG-TERM INVESTMENTS
(cost $248,131)                                                          248,610
                                                                  --------------

SHORT-TERM INVESTMENTS - 10.6%
Federal Home Loan Bank Corp.
   Discount Note (c) (y)
   0.010% due 09/05/03                                    4,000            4,000
Federated Government
   Obligations Fund                                      80,492               80
Federated Investors Prime Cash
   Obligation Fund                                   15,692,794           15,693
Goldman Sachs Financial Square
   Funds - Prime Obligations Fund                     1,433,127            1,433
JP Morgan Chase & Co.
   Series MTNC
   5.690% due 02/10/04                                    3,735            3,808
Salomon Smith Barney Holdings, Inc. (E)
   1.474% due 01/28/04                                    4,000            4,002
                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS
(cost $28,981)                                                            29,016
                                                                  --------------

TOTAL INVESTMENTS - 100.9%
(identified cost $277,112)                                               277,626

OTHER ASSETS AND LIABILITIES
NET - (0.9%)                                                              (2,410)
                                                                  --------------

NET ASSETS - 100.0%                                                      275,216
                                                                  ==============

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

See accompanying notes which are an integral part of the financial statements.

SSgA
BOND MARKET FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index.

INVESTS IN: Investment grade debt instruments including US Government Treasuries and agencies, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities.

STRATEGY: The Fund seeks to exceed the return of the Lehman Brothers Aggregate Bond Index. The Fund seeks to match the Index's duration at all times while adding value through issue and sector selection.

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31   SSgA BOND MARKET FUND  LEHMAN BROTHERS AGGREGATE BOND INDEX#
*                                             $ 10,000                               $ 10,000
1996                                          $  9,781                               $  9,824
1997                                          $ 10,707                               $ 10,806
1998                                          $ 11,762                               $ 11,948
1999                                          $ 11,770                               $ 12,043
2000                                          $ 12,584                               $ 12,953
2001                                          $ 14,078                               $ 14,554
2002                                          $ 15,170                               $ 15,734
2003                                          $ 15,746                               $ 16,419

SSgA Bond Market Fund

      PERIOD ENDED             GROWTH OF          TOTAL
         8/31/03                $10,000          RETURN
------------------------     ------------     ------------
1 Year                       $     10,379          3.79%
5 Years                      $     13,387          6.00%+
Inception                    $     15,746          6.18%+

Lehman Brothers Aggregate Bond Index

      PERIOD ENDED             GROWTH OF          TOTAL
         8/31/03                $10,000          RETURN
------------------------     ------------     ------------
1 Year                       $     10,436          4.36%
5 Years                      $     13,742          6.56%+
Inception                    $     16,419          6.76%+

See related Notes on following page.

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA Bond Market Fund gained 3.79%. This compared to the Lehman Brothers Aggregate Bond Index which gained 4.36% during the same period. The Fund's performance includes 50 basis points of operating expenses, whereas Index returns are unmanaged and do not reflect the deduction of any fees or expenses.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

Underweight positions in the credit sector during the first part of calendar 2003 hurt the Fund's performance. Additionally, the Fund's bias toward higher quality issuers relative to those of lower quality hurt the performance during the period, as the credit sector, specifically the lower quality issues within the credit sector, proved to be the highest performers in the investment grade universe. The Fund was overweight in the Treasury Inflation Protected Securities
(TIPS) sector during February 2003 and the commercial mortgage-backed and asset-backed sectors. This helped mitigate some of the Fund's underperformance for the year ended August 31, 2003.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

Fixed income managers faced volatility in all market sectors. In response to this volatility, the Fund's managers chose to be conservative with regards to the portfolio's risk exposure.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

The weakest contributors to Fund performance included underweight positions in the credit sector, specifically in BBB rated securities. The Fund's strongest contributors included overweight positions in commercial mortgage-backed, asset-backed, and mortgage issues.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund's management team positioned the Fund toward higher quality issues relative to those of lower quality. This bias detracted from the Fund's performance during the past year, as lower quality issues generally outperformed high quality securities within the investment grade universe.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO ITS BENCHMARK.

The goal of the strategy was to generate modest excess returns through low-risk strategies. As a result, the Fund was essentially benchmark-neutral during the period.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA fund.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  * The Fund commenced operations on February 7, 1996. Index comparison began February 1, 1996.

  # The Lehman Brothers Aggregate Bond Index is comprised of all bonds covered by the Lehman Brothers Government/Corporate Bond Index, the
      Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return is comprised of price appreciation/depreciation and income as a percentage of the original investment.

  +   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSgA
BOND MARKET FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 93.6%
ASSET-BACKED SECURITIES - 2.0%
American Airlines, Inc.
   7.858% due 10/01/11                                      185              174
ANRC Auto Owner Trust
   Series 2001-A Class A4
   4.320% due 06/16/08                                    2,500            2,571
Continental Airlines, Inc.
   6.545% due 02/02/19                                      165              155
   6.703% due 06/15/21                                      163              152
Delta Air Lines, Inc.
   7.111% due 09/18/11                                      175              165
Ikon Receivables LLC
   Series 2002-1 Class A4
   4.680% due 11/15/09                                      390              407
Providian Master Trust
   Series 2000-1 Class A
   7.490% due 08/17/09                                      530              550
PSE&G Transition Funding LLC
   Series 2001-1 Class A5
   6.450% due 03/15/13                                      485              536
TRAINS
   6.961% due 01/15/12                                    1,752            1,923
                                                                  --------------
                                                                           6,633
                                                                  --------------

CORPORATE BONDS AND NOTES - 25.1%
Abbott Laboratories
   5.625% due 07/01/06                                      300              323
ABN Amro Bank NV
   7.250% due 05/31/05                                      100              109
   7.550% due 06/28/06                                       50               56
Aetna, Inc.
   7.875% due 03/01/11                                       35               40
Alabama Power Co.
   5.700% due 02/15/33                                       50               47
   Series N
   4.875% due 09/01/04                                      125              129
Albertson's, Inc.
   7.500% due 02/15/11                                       50               56
   7.450% due 08/01/29                                      200              210
Alcoa, Inc.
   7.375% due 08/01/10                                      130              149
   6.000% due 01/15/12                                      100              106
Alliance Capital Management, LP
   5.625% due 08/15/06                                      250              267
Alliant Energy Resources, Inc.
   7.000% due 12/01/11                                       75               80
Allstate Corp. (The)
   7.200% due 12/01/09                                      115              131
Alltel Corp.
   7.000% due 07/01/12                                       95              107
Altria Group, Inc.
   7.000% due 07/15/05                                      100              102
   7.200% due 02/01/07                                      110              113
   7.750% due 01/15/27                                      100               96
Amerada Hess Corp.
   5.900% due 08/15/06                                      150              160
   7.375% due 10/01/09                                       62               69
American Express Co.
   5.500% due 09/12/06                                      100              107
   3.750% due 11/20/07                                       25               25
American General Finance Corp.
   Series MTNF
   5.875% due 07/14/06                                      150              162
   Series MTNH
   5.375% due 10/01/12                                       50               50
Anadarko Finance Co.
   Series B
   6.750% due 05/01/11                                      300              333
Anheuser-Busch Cos., Inc.
   6.000% due 04/15/11                                       85               93
   6.500% due 05/01/42                                      100              106
AOL Time Warner, Inc.
   6.875% due 05/01/12                                       20               22
   7.625% due 04/15/31                                      580              627
Apache Corp.
   6.250% due 04/15/12                                       35               38
Archer-Daniels-Midland Co.
   7.125% due 03/01/13                                       50               57
   7.000% due 02/01/31                                      100              111
Archstone-Smith Operating Trust
   3.000% due 06/15/08                                       40               38
Arizona Public Service
   6.375% due 10/15/11                                       85               91
AT&T Corp.
   7.000% due 11/15/06                                      575              631
   6.000% due 03/15/09                                      100              101
AT&T Wireless Services, Inc.
   8.125% due 05/01/12                                      175              201
   8.750% due 03/01/31                                      600              709
Baker Hughes, Inc.
   6.000% due 02/15/09                                       35               38
Bank of America Corp.
   7.125% due 09/15/06                                      100              112
   5.250% due 02/01/07                                      150              159
   7.400% due 01/15/11                                      760              876
Bank of New York Co., Inc. (The)
   6.375% due 04/01/12                                       40               43
Bank One Corp.
   6.500% due 02/01/06                                      350              381
   6.875% due 08/01/06                                      120              133
   4.125% due 09/01/07                                      250              254

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Bank One NA
   Series BKNT
   3.700% due 01/15/08                                       15               15
Bank One NA Illinois
   Series BKNT
   5.500% due 03/26/07                                      125              134
Bank United
   Series MTNA
   8.000% due 03/15/09                                       70               81
BankAmerica Corp.
   7.200% due 04/15/06                                      180              200
Bayerische Landesbank Girozentrale
   2.500% due 03/30/06                                      130              129
BB&T Corp.
   4.750% due 10/01/12                                       75               73
Bear Stearns Cos., Inc. (The)
   7.000% due 03/01/07                                      300              334
   6.750% due 12/15/07                                       80               89
BellSouth Corp.
   5.000% due 10/15/06                                      270              286
   6.000% due 10/15/11                                      400              430
Belo Corp.
   7.125% due 06/01/07                                       36               39
Black & Decker Corp.
   7.125% due 06/01/11                                       50               56
Boeing Capital Corp.
   6.500% due 02/15/12                                      400              421
Boston Properties, Inc.
   6.250% due 01/15/13                                      100              104
Bristol-Myers Squibb Co.
   4.750% due 10/01/06                                      250              262
   5.750% due 10/01/11                                      100              105
Burlington Northern Santa Fe Corp.
   6.125% due 03/15/09                                       25               27
   6.750% due 07/15/11                                      200              222
Camden Property Trust
   5.875% due 11/30/12                                       25               26
Campbell Soup Co.
   5.875% due 10/01/08                                       30               33
   6.750% due 02/15/11                                       50               56
   5.000% due 12/03/12                                       50               50
Canadian National Railway Co.
   4.400% due 03/15/13                                       50               47
Canadian Natural Resources, Ltd.
   5.450% due 10/01/12                                      150              153
Capital One Bank
   Series BKNT
   6.875% due 02/01/06                                      150              161
Cardinal Health, Inc.
   6.750% due 02/15/11                                       65               72
Caterpillar, Inc.
   7.300% due 05/01/31                                      200              234
Cendant Corp.
   6.875% due 08/15/06                                       50               55
   6.250% due 03/15/10                                      100              105
Centex Corp.
   4.750% due 01/15/08                                       50               51
CenturyTel, Inc.
   Series L
   7.875% due 08/15/12                                       50               59
Charter One Bank Fsb
   6.375% due 05/15/12                                       50               53
Chevron Phillips Chemical Co. LLC
   7.000% due 03/15/11                                      240              260
ChevronTexaco Capital Co.
   3.500% due 09/17/07                                       65               65
   3.375% due 02/15/08                                      100               99
Chubb Corp.
   6.800% due 11/15/31                                      300              315
Cincinnati Gas & Electric
   5.700% due 09/15/12                                       50               51
Cingular Wireless LLC
   5.625% due 12/15/06                                       50               53
CIT Group, Inc.
   6.500% due 02/07/06                                      200              217
   5.750% due 09/25/07                                      150              160
   7.750% due 04/02/12                                      175              200
Citicorp
   6.375% due 01/15/06                                      195              211
Citigroup, Inc.
   6.750% due 12/01/05                                      600              656
   5.500% due 08/09/06                                    1,550            1,660
Citizens Communications Co.
   9.250% due 05/15/11                                      100              123
   9.000% due 08/15/31                                      100              124
Clear Channel Communications, Inc.
   7.875% due 06/15/05                                      170              185
Coca-Cola Enterprises, Inc.
   5.750% due 11/01/08                                      250              271
   8.500% due 02/01/22                                       20               25
Comcast Cable Communications
   6.375% due 01/30/06                                      100              107
Computer Sciences Corp.
   6.750% due 06/15/06                                       60               66
ConAgra Foods, Inc.
   6.750% due 09/15/11                                      375              415
Consolidated Edison Co. of New York
   4.875% due 02/01/13                                      110              108
   Series 97-B
   6.450% due 12/01/07                                       60               66
Consolidated Natural Gas Co.
   Series C
   6.250% due 11/01/11                                      300              321

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Constellation Energy Group, Inc.
   6.125% due 09/01/09                                      125              133
Cooper Industries, Inc.
   5.500% due 11/01/09                                       23               24
Cooper Tire & Rubber Co.
   7.750% due 12/15/09                                       40               45
Coors Brewing Co.
   6.375% due 05/15/12                                       80               86
Corrections Corp. of America
   4.500% due 05/01/11                                   15,000           14,733
Countrywide Home Loans, Inc.
   Series MTNJ
   5.500% due 08/01/06                                      140              149
   Series MTNK
   5.500% due 02/01/07                                      240              254
COX Communications, Inc.
   7.125% due 10/01/12                                      110              123
   6.800% due 08/01/28                                       50               51
Credit Suisse First Boston USA, Inc.
   5.875% due 08/01/06                                      500              539
CSX Corp.
   6.750% due 03/15/11                                      150              165
   6.300% due 03/15/12                                      225              240
DaimlerChrysler NA Holding Corp.
   6.400% due 05/15/06                                      830              884
   4.750% due 01/15/08                                      100               99
Deere & Co.
   7.850% due 05/15/10                                       32               38
Delphi Corp.
   6.550% due 06/15/06                                       75               79
Deluxe Corp.
   5.000% due 12/15/12                                       50               48
Detroit Edison Co.
   6.350% due 10/15/32                                       15               15
Deutsche Bank Financial, Inc.
   6.700% due 12/13/06                                       75               83
   7.500% due 04/25/09                                       75               87
Devon Financing Corp. ULC
   6.875% due 09/30/11                                      150              166
Dominion Resources, Inc.
   Series B
   6.250% due 06/30/12                                      170              179
Donaldson Lufkin & Jenrette, Inc. - DLJ
   6.875% due 11/01/05                                      200              218
Dow Chemical Co. (The)
   7.000% due 08/15/05                                      120              130
   5.750% due 12/15/08                                      200              210
DTE Energy Co.
   6.450% due 06/01/06                                       85               92
   Series A
   6.650% due 04/15/09                                       63               68
Du Pont EI de Nemours & Co.
   6.875% due 10/15/09                                      150              172
Duke Energy Corp.
   6.250% due 01/15/12                                      225              236
Duke Energy Field Services LLC
   7.500% due 08/16/05                                       50               54
   5.750% due 11/15/06                                      200              210
Eastman Chemical Co.
   7.000% due 04/15/12                                       80               87
Eastman Kodak Co.
   Series MTNA
   3.625% due 05/15/08                                       30               28
Eli Lilly & Co.
   6.000% due 03/15/12                                      125              135
Emerson Electric Co.
   7.875% due 06/01/05                                      105              115
   5.000% due 12/15/14                                      100               99
EOP Operating, LP
   7.750% due 11/15/07                                      200              226
   7.000% due 07/15/11                                      100              110
   7.875% due 07/15/31                                       40               44
Equitable Life Assurance Society USA
   7.700% due 12/01/15                                      215              244
Equity Residential
   6.625% due 03/15/12                                       75               82
European Investment Bank
   4.000% due 08/30/05                                       75               78
   3.000% due 06/16/08                                      100               97
Exelon Generation Co. LLC
   6.950% due 06/15/11                                      200              219
Federated Department Stores
   8.500% due 06/01/10                                      100              120
   6.625% due 04/01/11                                       50               55
   7.450% due 07/15/17                                       75               84
FedEx Corp.
   7.250% due 02/15/11                                      100              113
Firstar Bank NA
   7.125% due 12/01/09                                      410              467
FleetBoston Financial Corp.
   7.250% due 09/15/05                                      130              143
   4.875% due 12/01/06                                       60               63
   6.875% due 01/15/28                                       25               26
   6.700% due 07/15/28                                      100              103
Florida Power & Light Co.
   4.850% due 02/01/13                                      105              103
   5.850% due 02/01/33                                       50               49
Ford Motor Co.
   7.450% due 07/16/31                                      375              334
Ford Motor Credit Co.
   7.600% due 08/01/05                                      500              533
   6.875% due 02/01/06                                       50               52
   7.375% due 02/01/11                                      240              245

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
FPL Group Capital, Inc.
   7.625% due 09/15/06                                       75               84
Franklin Resources, Inc.
   3.700% due 04/15/08                                       25               25
Gannett Co., Inc.
   6.375% due 04/01/12                                      100              109
GE Global Insurance Holding Corp.
   7.750% due 06/15/30                                      500              571
General Dynamics Corp.
   2.125% due 05/15/06                                       25               25
   4.250% due 05/15/13                                       60               56
General Electric Capital Corp.
   Series MTNA
   6.500% due 12/10/07                                      250              277
   6.000% due 06/15/12                                      150              158
   6.750% due 03/15/32                                    1,000            1,070
General Mills, Inc.
   3.875% due 11/30/07                                       50               50
   6.000% due 02/15/12                                      100              106
General Motors Acceptance Corp.
   6.750% due 01/15/06                                      600              633
   6.125% due 08/28/07                                      260              267
   6.875% due 08/28/12                                      660              657
Gillette Co. (The)
   2.875% due 03/15/08                                       50               48
Golden West Financial Corp.
   4.750% due 10/01/12                                       40               39
Goldman Sachs Group, Inc.
   7.625% due 08/17/05                                      750              826
   6.125% due 02/15/33                                      100               97
Goodrich Corp.
   7.625% due 12/15/12                                       15               16
GTE Corp.
   6.460% due 04/15/08                                      160              174
Hanson Australia Pty, Ltd.
   5.250% due 03/15/13                                      100               97
Harrah's Operating Co., Inc.
   7.500% due 01/15/09                                       70               79
Hartford Financial Services Group, Inc.
   2.375% due 06/01/06                                       30               29
   4.700% due 09/01/07                                       50               51
Hartford Life, Inc.
   7.375% due 03/01/31                                       30               34
Hewlett-Packard Co.
   7.150% due 06/15/05                                      105              114
   3.625% due 03/15/08                                      100               98
HJ Heinz Co.
   6.375% due 07/15/28                                       10               10
HJ Heinz Finance Co.
   6.750% due 03/15/32                                      110              119
Honeywell International, Inc.
   6.875% due 10/03/05                                       55               60
   5.125% due 11/01/06                                      135              143
Household Finance Corp.
   6.500% due 01/24/06                                      405              440
   6.875% due 03/01/07                                      100              110
   4.625% due 01/15/08                                       25               26
   8.000% due 07/15/10                                      250              292
   6.375% due 08/01/10                                       80               87
   6.750% due 05/15/11                                      250              274
   7.000% due 05/15/12                                      100              111
   7.350% due 11/27/32                                       50               56
Indiana Michigan Power Co.
   Series C
   6.125% due 12/15/06                                      100              108
International Business Machines Corp.
   4.875% due 10/01/06                                      775              818
   4.750% due 11/29/12                                      150              146
   5.875% due 11/29/32                                      150              144
International Lease Finance Corp.
   5.750% due 10/15/06                                      200              214
   Series MTNM
   5.700% due 07/03/06                                      140              149
International Paper Co.
   6.750% due 09/01/11                                      290              316
Interpublic Group Cos., Inc.
   7.250% due 08/15/11                                       45               45
John Deere Capital Corp.
   7.000% due 03/15/12                                      150              169
Johnson & Johnson
   3.800% due 05/15/13                                       90               83
JP Morgan Chase & Co.
   5.250% due 05/30/07                                      200              211
   7.875% due 06/15/10                                      600              697
   6.625% due 03/15/12                                       50               55
Kellogg Co.
   Series B
   6.000% due 04/01/06                                      285              308
   7.450% due 04/01/31                                      180              209
Kerr-McGee Corp.
   6.875% due 09/15/11                                      120              131
KeyBank National Association
   Series BKNT
   7.000% due 02/01/11                                      225              250
   5.700% due 08/15/12                                       25               26
KeySpan Corp.
   6.150% due 06/01/06                                      400              432
KFW International Finance
   Series DTC
   4.250% due 04/18/05                                      150              155
   4.750% due 01/24/07                                      500              527

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Kimberly-Clark Corp.
   5.625% due 02/15/12                                      100              105
Kinder Morgan Energy Partners, LP
   6.750% due 03/15/11                                       35               38
   7.125% due 03/15/12                                       53               60
   7.400% due 03/15/31                                      100              111
Kinder Morgan, Inc.
   6.500% due 09/01/12                                      145              155
   7.250% due 03/01/28                                       40               43
Kohl's Corp.
   6.000% due 01/15/33                                       25               24
Kraft Foods, Inc.
   4.625% due 11/01/06                                      365              376
Kroger Co.
   7.800% due 08/15/07                                       20               23
   6.800% due 04/01/11                                      325              355
Lehman Brothers Holdings, Inc.
   6.625% due 02/05/06                                      100              109
   6.250% due 05/15/06                                      650              706
Lenfest Communications, Inc.
   8.375% due 11/01/05                                      210              233
Lennar Corp.
   5.950% due 03/01/13                                      100              101
Liberty Media Corp.
   8.250% due 02/01/30                                      100              109
Lockheed Martin Corp.
   7.650% due 05/01/16                                      260              306
   8.500% due 12/01/29                                      110              140
Lowe's Cos., Inc.
   8.250% due 06/01/10                                       85              102
Mack-Cali Realty, LP
   7.250% due 03/15/09                                       50               56
Marathon Oil Corp.
   6.800% due 03/15/32                                      100              103
Marriott International, Inc.
   Series D
   8.125% due 04/01/05                                       50               54
Marsh & McLennan Cos., Inc.
   5.375% due 03/15/07                                      225              240
Masco Corp.
   5.875% due 07/15/12                                       75               78
May Department Stores Co. (The)
   8.000% due 07/15/12                                       50               58
   8.750% due 05/15/29                                       50               62
MBNA Corp.
   6.250% due 01/17/07                                      125              134
McDonald's Corp.
   Series MTNG
   5.375% due 04/30/07                                      175              186
MeadWestvaco Corp.
   6.850% due 04/01/12                                      175              190
Mellon Funding Corp.
   7.500% due 06/15/05                                      265              289
   4.875% due 06/15/07                                       50               52
Merck & Co., Inc.
   4.375% due 02/15/13                                       75               72
   6.400% due 03/01/28                                       50               53
Merrill Lynch & Co., Inc.
   7.375% due 05/15/06                                      300              334
   6.000% due 02/17/09                                      100              107
   Series MTNB
   4.000% due 11/15/07                                      350              353
Metlife, Inc.
   5.375% due 12/15/12                                       46               46
Midamerican Funding LLC
   6.339% due 03/01/09                                      400              435
Monsanto Co.
   4.000% due 05/15/08                                       45               44
Mony Group, Inc.
   7.450% due 12/15/05                                       25               26
Morgan Stanley
   5.800% due 04/01/07                                      500              538
   6.600% due 04/01/12                                      400              435
   7.250% due 04/01/32                                      100              111
Motorola, Inc.
   6.750% due 02/01/06                                       50               53
   7.600% due 01/01/07                                       35               38
   8.000% due 11/01/11                                      125              139
National City Bank
   4.625% due 05/01/13                                       65               62
   4.250% due 07/01/18                                      100               85
National City Corp.
   6.875% due 05/15/19                                      100              112
National Rural Utilities
   Cooperative Finance
   5.500% due 01/15/05                                      125              131
   6.000% due 05/15/06                                       40               43
NB Capital Trust IV
   8.250% due 04/15/27                                       65               73
New England Telephone & Telegraph
   7.875% due 11/15/29                                      100              117
New Plan Excel Realty Trust
   5.875% due 06/15/07                                       15               16
News America, Inc.
   7.625% due 11/30/28                                      200              221
Niagara Mohawk Power Corp.
   Series G
   7.750% due 10/01/08                                      110              125
Nisource Finance Corp.
   7.625% due 11/15/05                                      115              126

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Norfolk Southern Corp.
   8.375% due 05/15/05                                      125              137
   7.800% due 05/15/27                                       67               78
   7.250% due 02/15/31                                       70               77
Northrop Grumman Corp.
   7.125% due 02/15/11                                      250              282
Occidental Petroleum Corp.
   6.750% due 01/15/12                                      135              150
Ocean Energy, Inc.
   4.375% due 10/01/07                                       25               26
Oncor Electric Delivery Co.
   6.375% due 05/01/12                                      100              107
   7.000% due 09/01/22                                       10               10
   7.000% due 05/01/32                                      100              106
   7.250% due 01/15/33                                       70               76
Pemex Project Funding Master Trust
   7.875% due 02/01/09                                      100              111
   7.375% due 12/15/14                                        5                5
   8.625% due 02/01/22                                       75               80
PennzEnergy Co.
   10.125% due 11/15/09                                     175              222
Pepco Holdings, Inc.
   6.450% due 08/15/12                                      100              104
Pepsi Bottling Group, Inc.
   Series B
   7.000% due 03/01/29                                       55               61
Petroleos Mexicanos
   6.500% due 02/01/05                                      250              263
Pfizer, Inc.
   3.300% due 03/02/09                                       75               73
Pharmacia Corp.
   6.600% due 12/01/28                                      100              109
PHH Corp.
   7.125% due 03/01/13                                      100              106
Pitney Bowes, Inc.
   4.625% due 10/01/12                                       75               73
PNC Funding Corp.
   7.500% due 11/01/09                                      445              512
Powergen US Funding LLC
   4.500% due 10/15/04                                       40               41
PPL Electric Utilities Corp.
   6.250% due 08/15/09                                      150              162
Praxair, Inc.
   6.375% due 04/01/12                                       70               77
Procter & Gamble - Esop
   Series A
   9.360% due 01/01/21                                      100              134
Procter & Gamble Co.
   6.600% due 12/15/04                                      200              213
   4.750% due 06/15/07                                       50               53
   6.875% due 09/15/09                                       30               34
Progress Energy, Inc.
   6.750% due 03/01/06                                       25               27
   5.850% due 10/30/08                                      100              105
   7.100% due 03/01/11                                      275              299
Progressive Corp. (The)
   6.250% due 12/01/32                                       20               20
Prologis
   5.500% due 03/01/13                                       40               40
PSEG Power LLC
   6.875% due 04/15/06                                      200              217
   7.750% due 04/15/11                                       10               11
PSI Energy, Inc.
   7.850% due 10/15/07                                       40               46
Public Service Co. of Colorado
   7.875% due 10/01/12                                       95              111
Pulte Homes, Inc.
   7.875% due 08/01/11                                       80               91
Quest Diagnostic, Inc.
   6.750% due 07/12/06                                       20               22
Radian Group, Inc.
   5.625% due 02/15/13                                       50               50
Raytheon Co.
   8.300% due 03/01/10                                      265              316
   6.550% due 03/15/10                                       12               13
Republic Services, Inc.
   7.125% due 05/15/09                                       30               34
Rohm & Haas Co.
   7.850% due 07/15/29                                       50               59
Safeco Corp.
   4.875% due 02/01/10                                       75               74
Safeway, Inc.
   4.800% due 07/16/07                                       10               10
   6.500% due 03/01/11                                      275              294
   5.800% due 08/15/12                                       25               25
Sara Lee Corp.
   6.250% due 09/15/11                                       50               54
   6.125% due 11/01/32                                       20               20
SBC Communications, Inc.
   5.750% due 05/02/06                                      750              808
Sears Roebuck Acceptance
   7.000% due 02/01/11                                      300              332
Sempra Energy
   7.950% due 03/01/10                                       80               91
Simon Property Group, Inc.
   7.125% due 02/09/09                                       65               73
Simon Property Group, LP
   6.375% due 11/15/07                                      160              173
SLM Corp.
   5.125% due 08/27/12                                      100              100
   Series MTNA
   5.625% due 04/10/07                                       40               43

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Southern Co. Capital Funding, Inc.
   Series A
   5.300% due 02/01/07                                      140              147
Sprint Capital Corp.
   7.125% due 01/30/06                                      600              647
   6.375% due 05/01/09                                      170              179
St. Paul Cos.
   5.750% due 03/15/07                                      110              116
Suntrust Bank
   Series BKNT
   6.375% due 04/01/11                                      175              192
Supervalu, Inc.
   7.500% due 05/15/12                                       35               38
Swiss Bank Corp. NY
   7.250% due 09/01/06                                      225              252
Tampa Electric Co.
   6.375% due 08/15/12                                       85               85
Target Corp.
   7.500% due 08/15/10                                      120              139
   7.000% due 07/15/31                                      300              330
Tele-Communications-TCI Group
   7.250% due 08/01/05                                      500              539
Temple-Inland, Inc.
   7.875% due 05/01/12                                       35               39
Tesoro Petroleum Corp.
   5.500% due 04/15/08                                    1,100            1,122
Textron Financial Corp.
   5.875% due 06/01/07                                       50               53
Textron, Inc.
   6.000% due 11/20/09                                       95              100
Time Warner, Inc.
   7.750% due 06/15/05                                      350              380
Tosco Corp.
   8.125% due 02/15/30                                      200              248
Toyota Motor Credit Corp.
   2.800% due 01/18/06                                       25               25
   5.500% due 12/15/08                                      100              107
TRAINS L-2002
   7.664% due 01/15/32                                    1,760            2,002
Transocean, Inc.
   7.375% due 04/15/18                                      100              113
   7.500% due 04/15/31                                      100              111
Travelers Property Casualty Corp.
   6.375% due 03/15/33                                       25               25
Tyson Foods, Inc.
   8.250% due 10/01/11                                      125              141
UFJ Bank, Ltd.
   7.400% due 06/15/11                                      150              156
Unilever Capital Corp.
   6.875% due 11/01/05                                      360              394
   7.125% due 11/01/10                                      175              201
Union Oil Co. of California
   5.050% due 10/01/12                                       35               34
   7.500% due 02/15/29                                       35               39
Union Pacific Corp.
   6.125% due 01/15/12                                      300              319
Union Planters Bank NA
   5.125% due 06/15/07                                       70               73
United Technologies Corp.
   6.100% due 05/15/12                                      175              189
US Bancorp
   Series MTNN
   5.100% due 07/15/07                                      100              106
US Bank National Association
   6.300% due 07/15/08                                       50               55
USA Interactive
   7.000% due 01/15/13                                       20               22
USX Corp.
   6.850% due 03/01/08                                       30               33
Valero Energy Corp.
   6.875% due 04/15/12                                      125              136
Verizon Global Funding Corp.
   6.750% due 12/01/05                                      600              656
   6.875% due 06/15/12                                      140              154
Verizon Wireless Capital LLC
   5.375% due 12/15/06                                      135              144
Verizon/New England
   6.500% due 09/15/11                                      100              109
Viacom, Inc.
   7.750% due 06/01/05                                      250              274
   6.400% due 01/30/06                                      100              109
   7.875% due 07/30/30                                      100              119
Virginia Electric and Power Co.
   Series A
   5.375% due 02/01/07                                      165              174
Vornado Realty Trust
   5.625% due 06/15/07                                       20               21
Wachovia Bank NA/Charlotte
   Series BKNT
   7.800% due 08/18/10                                      325              385
Wachovia Corp.
   4.950% due 11/01/06                                      485              512
Wal-Mart Stores, Inc.
   6.875% due 08/10/09                                      350              398
   7.250% due 06/01/13                                      300              349
Walt Disney Co.
   7.000% due 03/01/32                                      350              375
Washington Mutual, Inc.
   5.625% due 01/15/07                                      175              187
   4.375% due 01/15/08                                      150              151
Waste Management, Inc.
   7.375% due 08/01/10                                      225              252

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Wells Fargo Bank NA
   6.450% due 02/01/11                                      200              220
Wells Fargo Financial, Inc.
   7.000% due 11/01/05                                      500              547
Weyerhaeuser Co.
   6.125% due 03/15/07                                      500              537
   5.950% due 11/01/08                                      150              159
Wisconsin Energy Corp.
   6.500% due 04/01/11                                       80               86
Wyeth
   6.700% due 03/15/11                                      225              248
                                                                  --------------
                                                                          84,729
                                                                  --------------

INTERNATIONAL DEBT - 5.2%
Abbey National PLC
   7.950% due 10/26/29                                      180              217
ACE, Ltd.
   6.000% due 04/01/07                                      150              159
Alberta Energy Co., Ltd.
   7.375% due 11/01/31                                       40               46
Alcan, Inc.
   4.500% due 05/15/13                                      100               94
Apache Finance Canada Corp.
   7.750% due 12/15/29                                       45               55
Asian Development Bank
   4.875% due 02/05/07                                      400              425
Banco Santander Chile SA
   7.375% due 07/18/12                                      100              107
Bank of Tokyo-Mitsubishi, Ltd. (The)
   8.400% due 04/15/10                                       80               95
BP Capital Markets PLC
   4.625% due 05/27/05                                      275              287
British Telecommunications PLC
   7.875% due 12/15/05                                      225              251
   8.375% due 12/15/10                                      100              119
   8.875% due 12/15/30                                      225              283
Burlington Resources Finance Co.
   5.600% due 12/01/06                                      115              123
   7.200% due 08/15/31                                      100              112
Canadian Government Bond
   6.750% due 08/28/06                                      300              335
Canadian National Railway Co.
   6.900% due 07/15/28                                       40               43
Canadian Pacific, Ltd.
   9.450% due 08/01/21                                       40               54
Chile Government International Bond
   6.875% due 04/28/09                                      100              111
   5.500% due 01/15/13                                       65               65
Conoco Funding Co.
   5.450% due 10/15/06                                      250              268
   6.350% due 10/15/11                                      300              327
Corp Andina de Fomento CAF
   Series EXCH
   6.875% due 03/15/12                                      230              247
Deutsche Telekom International
   Finance BV
   8.250% due 06/15/05                                      150              165
   8.750% due 06/15/30                                      300              362
Diageo Capital PLC
   6.125% due 08/15/05                                       15               16
   7.250% due 11/01/09                                      150              172
Domtar, Inc.
   7.875% due 10/15/11                                      275              316
European Investment Bank
   4.625% due 03/01/07                                      475              500
   Series DTC
   5.625% due 01/24/06                                      300              325
Export Development Canada
   2.750% due 12/12/05                                      100              101
Falconbridge, Ltd.
   7.350% due 06/05/12                                       25               26
Finland Government International Bond
   5.875% due 02/27/06                                      220              238
France Telecom
   8.700% due 03/01/06                                      275              308
   10.000% due 03/01/31                                     225              291
Grupo Televisa SA
   8.000% due 09/13/11                                      200              213
HSBC Holdings PLC
   7.500% due 07/15/09                                      325              374
Hydro Quebec
   Series GH
   8.250% due 04/15/26                                      150              192
   Series HH
   8.500% due 12/01/29                                      150              198
Inco, Ltd.
   7.200% due 09/15/32                                       15               15
Instituto de Credito Oficial
   4.625% due 11/29/06                                      100              105
Inter-American Development Bank
   5.375% due 01/18/06                                      500              534
   4.375% due 09/20/12                                      175              172
   6.750% due 07/15/27                                      400              447
International Bank for
   Reconstruction & Development
   4.375% due 09/28/06                                      550              576
   7.625% due 01/19/23                                      100              124
   8.875% due 03/01/26                                      300              421
International Finance Corp.
   4.750% due 04/30/07                                      225              238
Israel Government International Bond
   4.625% due 06/15/13                                       60               56

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Italy Government International Bond
   3.625% due 09/14/07                                       25               25
   5.625% due 06/15/12                                      355              378
   6.875% due 09/27/23                                      750              857
Korea Development Bank
   5.250% due 11/16/06                                      150              156
Korea Government International Bond
   8.875% due 04/15/08                                       20               24
Kowloon Canton Railway Corp.
   8.000% due 03/15/10                                      230              274
Landwirtschaftliche Rentenbank
   3.375% due 11/15/07                                      140              139
Malaysia Government International Bond
   7.500% due 07/15/11                                      325              369
Mexico Government International Bond
   9.875% due 02/01/10                                      745              924
   8.375% due 01/14/11                                      410              474
MTR Corp.
   7.500% due 02/04/09                                       80               92
National Westminster Bank PLC
   7.375% due 10/01/09                                       20               23
Nordic Investment Bank
   2.750% due 01/11/06                                      150              151
Norsk Hydro ASA
   7.250% due 09/23/27                                       50               57
Oesterreichische Kontrollbank AG
   2.375% due 06/16/08                                      200              189
Petrobras International
   Finance Co. - PIFCO
   9.750% due 07/06/11                                       51               54
Petro-Canada
   4.000% due 07/15/13                                       50               45
   5.350% due 07/15/33                                      100               87
Poland Government International Bond
   6.250% due 07/03/12                                       85               91
Potash Corp. of Saskatchewan
   7.125% due 06/15/07                                       40               44
Province of British Columbia/Canada
   4.625% due 10/03/06                                       50               52
Province of Manitoba
   4.250% due 11/20/06                                      100              104
Province of Quebec
   5.750% due 02/15/09                                      700              753
Rio Tinto Finance USA, Ltd.
   2.625% due 09/30/08                                       35               33
Royal Bank of Scotland Group PLC
   5.000% due 10/01/14                                      100               96
Royal KPN NV
   8.000% due 10/01/10                                      150              177
Santander Central Hispano
   Issuances, Ltd.
   7.625% due 09/14/10                                      200              231
SMBC International Finance NV
   8.500% due 06/15/09                                       70               83
South Africa Government
   International Bond
   7.375% due 04/25/12                                      350              377
Telefonica Europe BV
   7.750% due 09/15/10                                      225              262
TransCanada Pipelines, Ltd.
   4.000% due 06/15/13                                      100               90
Vodafone Group PLC
   7.625% due 02/15/05                                      550              595
                                                                  --------------
                                                                          17,614
                                                                  --------------

MORTGAGE-BACKED SECURITIES - 35.5%
Capco America Securitization Corp.
   Series 1998-D7 Class A1A
   5.860% due 10/15/30                                    1,110            1,172
Commercial Mortgage Acceptance Corp.
   Series 1998-C2 Class A2
   6.030% due 09/15/30                                    2,500            2,698
DLJ Commercial Mortgage Corp.
   Series 1998-CF2 Class A1A
   5.880% due 11/12/31                                    1,315            1,397
Federal Home Loan Mortgage Corp.
   30 Year Gold TBA
   5.50% (d)                                              3,800            3,782
30 Year TBA
   6.00% (d)                                              9,015            9,159
   6.50% (d)                                             10,000           10,344
   7.00% (d)                                              1,500            1,578
   9.000% due 2004                                            4                4
   9.000% due 2005                                           26               28
   7.000% due 2009                                          399              424
   9.000% due 2010                                           75               82
   6.000% due 2011                                           13               13
   8.000% due 2011                                            8                9
   7.000% due 2013                                        3,577            3,790
   6.000% due 2016                                          534              551
   7.000% due 2016                                          723              767
   6.000% due 2017                                        6,849            7,077
   8.500% due 2025                                            6                6
   7.000% due 2028                                        1,472            1,546
   7.500% due 2028                                        1,158            1,232
   6.500% due 2029                                          712              735
Federal Home Loan Mortgage Corp.
   Participation Certificate
   7.000% due 2012                                          393              416

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Federal National Mortgage Association
   30 Year TBA
   5.00% (d)                                              4,500            4,354
   5.50% (d)                                             21,500           21,405
   6.00% (d)                                              3,400            3,456
   7.00% (d)                                              2,500            2,633
   6.000% due 2009                                           33               35
   6.000% due 2011                                           42               44
   5.500% due 2014                                           50               52
   6.500% due 2014                                        1,725            1,814
   7.500% due 2015                                          228              242
   6.000% due 2016                                          430              445
   6.500% due 2016                                        1,822            1,914
   5.500% due 2017                                        1,037            1,059
   5.500% due 2017                                          598              610
   5.500% due 2018                                        1,366            1,396
   0.000% due 2019                                        2,800            1,014
   8.000% due 2023                                            1                1
   8.500% due 2024                                            5                5
   9.000% due 2025                                        1,473            1,616
   9.000% due 2026                                           13               14
   7.500% due 2027                                          800              853
   7.000% due 2029                                            9                9
   7.500% due 2030                                           15               16
   8.000% due 2031                                          699              750
   8.500% due 2031                                          685              735
   6.500% due 2032                                        3,484            3,597
GMAC Commercial
   Mortgage Securities, Inc.
   Series 1998-C1 Class A1
   6.411% due 05/15/30                                      891              932
Government National
   Mortgage Association
   30 Year TBA
   6.00% (d)                                              5,000            5,105
   7.00% (d)                                              2,725            2,879
Government National
   Mortgage Association I
   8.000% due 2008                                           28               30
   8.000% due 2012                                          321              344
   10.000% due 2013                                           6                6
   10.000% due 2014                                           1                2
   7.500% due 2022                                            3                3
   7.000% due 2023                                          492              524
   7.500% due 2023                                            3                3
   6.500% due 2024                                           13               14
   7.500% due 2024                                          183              196
   8.500% due 2025                                           38               41
   7.500% due 2027                                           77               81
   6.500% due 2028                                          107              111
   7.000% due 2028                                          111              118
   7.500% due 2028                                          189              201
   8.500% due 2028                                          597              645
   7.500% due 2029                                           79               84
   8.000% due 2029                                          201              215
   8.500% due 2029                                           10               10
   7.500% due 2030                                          188              199
   8.000% due 2030                                          333              356
   8.500% due 2030                                          278              297
   6.000% due 2032                                          146              149
   6.500% due 2032                                        3,867            4,020
   7.500% due 2032                                          146              154
   5.000% due 2033                                          950              924
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   Series 2002-CIB5 Class A2
   5.161% due 10/12/37                                    3,000            3,001
LB-UBS Commercial Mortgage Trust
   Series 2000-C3 Class A2
   7.950% due 01/15/10                                    2,960            3,467
Nomura Asset Securities Corp.
   Series 1998-D6 Class A1B
   6.590% due 03/15/30                                      385              426
Salomon Brothers
   Mortgage Securities VII
   Series 2001-C1 Class A3
   6.428% due 12/18/35                                      600              654
                                                                  --------------
                                                                         120,070
                                                                  --------------

UNITED STATES GOVERNMENT AGENCIES - 12.4%
Federal Home Loan Bank System (E)
   1.619% due 01/21/05                                    5,000            5,001
   1.750% due 06/17/05                                    3,000            2,967
Federal Home Loan Mortgage Corp.
   2.500% due 09/26/06                                    5,000            4,896
   6.750% due 03/15/31                                      650              727
   6.250% due 07/15/32                                    1,000            1,052
Federal National Mortgage Association
   2.125% due 11/26/04                                    6,000            6,012
   2.750% due 11/14/05                                    6,000            6,003
   5.250% due 04/15/07                                    3,300            3,527
   6.125% due 03/15/12                                    4,500            4,907
   2.465% due 02/25/22                                    6,000            6,000
Financing Corp.
   9.400% due 02/08/18                                      500              700
                                                                  --------------
                                                                          41,792
                                                                  --------------

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
UNITED STATES GOVERNMENT TREASURIES - 13.4%
United States Treasury Note
   1.500% due 07/31/05                                    1,125            1,117
   2.000% due 08/31/05                                    9,000            9,008
   3.000% due 02/15/08                                    4,075            4,033
   3.250% due 08/15/08                                    5,510            5,463
   4.000% due 11/15/12                                    3,975            3,854
   4.250% due 08/15/13                                    1,980            1,948
United States Treasury Bonds
   7.250% due 05/15/16                                    1,600            1,957
   8.125% due 08/15/19                                    2,995            3,963
   8.750% due 05/15/20                                    1,700            2,380
   8.125% due 05/15/21                                    3,195            4,262
   8.125% due 08/15/21                                    2,170            2,897
   7.125% due 02/15/23                                    1,255            1,531
   6.000% due 02/15/26                                      750              812
   5.375% due 02/15/31                                    2,220            2,271
                                                                  --------------
                                                                          45,496
                                                                  --------------

TOTAL LONG-TERM INVESTMENTS
(cost $311,832)                                                          316,334
                                                                  --------------

                                                    NOTIONAL
OPTIONS PURCHASED - 0.0%                             AMOUNT
(NUMBER OF CONTRACTS)                                   $
                                                 --------------
Eurodollar One Year Midcurve Futures
   Oct 2003 97.25 Call (100)                             24,313               51
   Oct 2003 98.25 Call (100)                             24,563                3
Eurodollar Futures
   Dec 2003 97.25 Put (112)                              27,230                1
   Dec 2003 98.25 Put (112)                              27,510                3
                                                                  --------------

TOTAL OPTIONS PURCHASED
(cost $130)                                                                   58
                                                                  --------------

                                                    PRINCIPAL
                                                   AMOUNT ($)
                                                    OR SHARES
                                                 --------------
SHORT-TERM INVESTMENTS - 35.0%
Amsterdam Funding Corp.
   1.060% due 09/24/03                                   10,000            9,993
Asset Securitization Cooperation
   Corp.(c)(y)
   1.050% due 09/02/03                                   10,000           10,000
Barton Capital Corp. Discount
   Note(c)(y)
   1.040% due 09/03/03                                   15,000           14,999
Blue Ridge Asset
   1.05% due 09/15/03                                    10,000            9,996
Falcon Asset Securitization Corp.
   1.070% due 09/25/03                                   10,000            9,993
Federated Investors Prime Cash
   Obligation Fund                                   11,830,887           11,831
Jupiter Securities
   1.050% due 09/05/03                                   10,000            9,999
Old Line Funding Corp.(c)(y)
   1.050% due 09/22/03                                   10,000            9,994
Quincy Capital Corp. Yrs1&2
   1.050% due 09/26/03                                   11,012           11,004
Thunder Bay Funding, Inc.(c)(y)
   1.060% due 09/05/03                                   10,000            9,999
Tulip Funding Corp. Years 1 & 2
   1.050% due 09/22/03                                   10,000            9,994
United States Treasury Bill (c)(y)(s)
   0.010% due 09/25/03                                      245              245
   0.860% due 09/25/03                                      350              350
                                                                  --------------
                                                                         118,397
                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
(cost $118,397)                                                          118,397
                                                                  --------------

TOTAL INVESTMENTS - 128.6%
(identified cost $430,359)                                               434,789

OTHER ASSETS AND LIABILITIES
NET - (28.6%)                                                            (96,816)
                                                                  --------------

NET ASSETS - 100.0%                                                      337,973
                                                                  ==============

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

  See accompanying notes which are an integral part of the financial statements.

                                                                    UNREALIZED
                                                    NOTIONAL       APPRECIATION
FUTURES CONTRACTS                                    AMOUNT       (DEPRECIATION)
(NUMBER OF CONTRACTS)                                   $                $
--------------------------------------------------------------------------------
LONG POSITIONS
Eurodollar Futures
   expiration date 09/03 (15)                             3,707               (3)
   expiration date 12/03 (15)                             3,704               (4)
   expiration date 03/04 (15)                             3,694               (9)
   expiration date 06/04 (15)                             3,678              (15)
   expiration date 09/04 (16)                             3,904               --
   expiration date 12/04 (16)                             3,885               --
   expiration date 03/05 (16)                             3,866               (3)
   expiration date 06/05 (16)                             3,850               (3)
United States Treasury Bonds
   expiration date 09/03 (16)                             1,719               (9)
United States Treasury 5 Year Notes
   expiration date 09/03 (155)                           17,280             (125)

SHORT POSITIONS
United States Treasury 2 Year Notes
   expiration date 09/03 (22)                             4,721               (6)
                                                                  --------------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                                (177)
                                                                  ==============

                                                    NOTIONAL          MARKET
OPTIONS WRITTEN                                      AMOUNT            VALUE
(NUMBER OF CONTRACTS)                                  $                 $
--------------------------------------------------------------------------------
Eurodollar One Year Midcurve Futures
   Oct 2003 97.75 Call (200)                             48,875              (25)
Eurodollar Futures
   Dec 2003 97.75 Put (224)                              54,740               (3)
                                                                  --------------
TOTAL LIABILITY FOR OPTIONS
   WRITTEN
   (premiums received $79)                                                   (28)
                                                                  ==============

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERMEDIATE FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

INVESTS IN: Investment grade debt instruments including US Government Treasuries and agencies, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities.

STRATEGY: Fund Managers seek to exceed the return of the Lehman Brothers Intermediate Government/Credit Index. The Fund seeks to match the Index's duration at all times while adding value through issue and sector selection.

[CHART]

Growth of a $10,000 Investment

                                                             LEHMAN BROTHERS INTERMEDIATE
YEARLY PERIODS ENDED AUGUST 31    SSgA INTERMEDIATE FUND         GOVERNMENT/CREDIT INDEX#
*                                               $ 10,000                         $ 10,000
1994                                            $  9,658                         $  9,967
1995                                            $ 10,629                         $ 10,911
1996                                            $ 11,066                         $ 11,395
1997                                            $ 11,952                         $ 12,357
1998                                            $ 12,985                         $ 13,467
1999                                            $ 13,162                         $ 13,763
2000                                            $ 13,967                         $ 14,626
2001                                            $ 15,628                         $ 16,424
2002                                            $ 16,713                         $ 17,695
2003                                            $ 17,400                         $ 18,624

SSgA Intermediate Fund

      PERIOD ENDED             GROWTH OF          TOTAL
         8/31/03                $10,000          RETURN
------------------------     ------------     ------------
1 Year                       $     10,411        4.11%
5 Years                      $     13,400        6.03%+
10 Years                     $     17,400        5.69%+

Lehman Brothers Intermediate Government/Credit Index

      PERIOD ENDED             GROWTH OF          TOTAL
         8/31/03                $10,000          RETURN
------------------------     ------------     ------------
1 Year                       $     10,525          5.25%
5 Years                      $     13,830          6.70%+
10 Years                     $     18,624          6.42%+

See related Notes on following page.

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA Intermediate Fund gained 4.11%. This compared to the Lehman Brothers Government/Credit Index, which gained 5.25% during the same period. The Fund's performance includes 60 basis points of operating expenses, whereas Index returns are unmanaged and do not reflect the deduction of any fees or expenses.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The Fund's underweight position in the credit sector and its bias toward higher quality issuers relative to those of lower quality hurt performance during the period. The credit sector, specifically the lower quality issues within the credit sector, proved to be the highest performers in the investment grade universe. Overweight positions in the Treasury Inflation Protected Securities
(TIPS) sector during February 2003 and overweight positions in the commercial mortgage-backed and asset-backed sectors for most of the period, enhanced the performance for the year ended August 31, 2003.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

Fixed income managers faced volatility in all market sectors. In response to this volatility, the Fund's managers chose to be conservative with regards to the portfolio's risk exposure.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

The weakest contributors to Fund performance include underweight positions in the credit sector, specifically in the BBB rated sector. Strongest contributors include overweight positions to the commercial mortgage-backed and asset-backed issues.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund's management team positioned the Fund toward higher quality issues relative to those of lower quality. This bias detracted from the Fund's performance during the past year, as lower quality issues generally outperformed high quality securities within the investment grade universe.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO ITS BENCHMARK.

The goal of the strategy was to generate modest excess returns through low-risk strategies. As a result, the Fund was essentially benchmark-neutral during the period.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  *   Assumes initial investment on September 1, 1993.

  # The Lehman Brothers Intermediate Government/Credit Index is comprised of all bonds covered by the Lehman Brothers Government/Credit Index with maturities between one and 9.99 years.

  +   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSgA
INTERMEDIATE FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 100.5%
ASSET-BACKED SECURITIES - 5.2%
Citibank Credit Card Issuance Trust
   Series 2002-A1 Class A1
   4.950% due 02/09/09                                      500              527
Citibank Credit Card Master Trust I
   6.100% due 05/15/08                                      500              542
Daimler Chrysler Auto Trust
   Series 2002-A Class A4
   4.490% due 10/06/08                                      500              520
Delta Air Lines, Inc.
   6.619% due 03/18/11                                       16               15
Discover Card Master Trust I
   Series 2001-6 Class A
   5.750% due 12/15/08                                      250              269
Ford Credit Auto Owner Trust
   Series 2002-C Class A4
   3.790% due 09/15/06                                      500              514
Ikon Receivables LLC
   Series 2002-1 Class A4
   4.680% due 11/15/09                                      270              281
MBNA Master Credit Card Trust USA
   Series 2000-I Class A
   6.900% due 01/15/08                                      500              544
Providian Master Trust
   Series 2000-1 Class A
   7.490% due 08/17/09                                       90               93
TRAINS
   5.936% due 01/25/07                                    1,374            1,467
   6.961% due 01/15/12                                    1,314            1,443
USAA Auto Owner Trust
   Series 2003-1 Class A3
   1.580% due 06/15/07                                    1,000              991
                                                                  --------------
                                                                           7,206
                                                                  --------------

CORPORATE BONDS AND NOTES - 34.1%
360 Communications Co.
   7.500% due 03/01/06                                        8                9
3M Co.
   Series MTNC
   4.150% due 06/30/05                                       25               26
ABN Amro Bank NV
   7.550% due 06/28/06                                      100              112
Aetna, Inc.
   7.375% due 03/01/06                                       38               42
Aflac, Inc.
   6.500% due 04/15/09                                       17               18
Alabama Power Co.
   Series N
   4.875% due 09/01/04                                       75               77
Albertson's, Inc.
   7.500% due 02/15/11                                      150              167
Alcan, Inc.
   4.875% due 09/15/12                                       10               10
Alcoa, Inc.
   5.875% due 06/01/06                                       60               65
   7.375% due 08/01/10                                       80               92
Alliance Capital Management, LP
   5.625% due 08/15/06                                      100              107
Alliant Energy Resources, Inc.
   7.000% due 12/01/11                                       50               53
Allstate Corp. (The)
   7.200% due 12/01/09                                       90              103
   6.125% due 02/15/12                                       72               76
Alltel Corp.
   7.000% due 07/01/12                                       40               45
Altria Group, Inc.
   7.000% due 07/15/05                                      125              128
Amerada Hess Corp.
   6.650% due 08/15/11                                      150              161
American Express Co.
   5.500% due 09/12/06                                       90               96
   3.750% due 11/20/07                                       40               40
American General Finance Corp.
   Series MTNF
   5.875% due 07/14/06                                       50               54
   Series MTNH
   5.375% due 10/01/12                                      190              192
Anadarko Finance Co.
   Series B
   6.750% due 05/01/11                                      150              166
Anheuser-Busch Cos., Inc.
   6.000% due 04/15/11                                       95              103
AOL Time Warner, Inc.
   6.875% due 05/01/12                                      100              109
Apache Corp.
   6.250% due 04/15/12                                       20               22
Archer-Daniels-Midland Co.
   7.125% due 03/01/13                                       50               57
Archstone-Smith Operating Trust
   5.000% due 08/15/07                                       10               10
   3.000% due 06/15/08                                       25               24
Arizona Public Service
   6.375% due 10/15/11                                       50               54
AT&T Corp.
   7.000% due 11/15/06                                      250              275
   6.000% due 03/15/09                                       50               50
AT&T Wireless Services, Inc.
   7.875% due 03/01/11                                      200              226
   8.125% due 05/01/12                                      100              115

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Autozone, Inc.
   5.875% due 10/15/12                                       20               20
AvalonBay Communities, Inc.
   6.125% due 11/01/12                                       85               88
Avnet, Inc.
   7.875% due 02/15/05                                       50               52
Baker Hughes, Inc.
   6.000% due 02/15/09                                       30               33
Bank of America Corp.
   7.125% due 09/15/06                                      215              241
   4.750% due 10/15/06                                      141              148
   5.250% due 02/01/07                                       15               16
   7.400% due 01/15/11                                      250              288
Bank of New York Co., Inc. (The)
   8.500% due 12/15/04                                       10               11
   6.375% due 04/01/12                                       30               32
   Series MTNE
   3.900% due 09/01/07                                       25               25
Bank One Corp.
   6.500% due 02/01/06                                      200              218
   4.125% due 09/01/07                                      300              305
   5.900% due 11/15/11                                       85               90
Bank United
   Series MTNA
   8.000% due 03/15/09                                       90              104
BankAmerica Corp.
   7.200% due 04/15/06                                      195              217
Bayerische Landesbank Girozentrale
   2.500% due 03/30/06                                      125              124
BB&T Corp.
   6.500% due 08/01/11                                       15               16
   4.750% due 10/01/12                                       60               58
Bear Stearns Cos., Inc. (The)
   3.000% due 03/30/06                                       65               65
   7.000% due 03/01/07                                       25               28
   6.750% due 12/15/07                                      190              210
   4.000% due 01/31/08                                      100              100
BellSouth Corp.
   5.000% due 10/15/06                                      175              186
   6.000% due 10/15/11                                      100              107
Belo Corp.
   7.125% due 06/01/07                                       30               33
BHP Finance USA, Ltd.
   8.500% due 12/01/12                                       26               33
Black & Decker Corp.
   7.125% due 06/01/11                                       30               34
Boeing Capital Corp.
   6.500% due 02/15/12                                      250              263
Boston Properties, Inc.
   6.250% due 01/15/13                                       30               31
Bristol-Myers Squibb Co.
   4.750% due 10/01/06                                      190              199
Burlington Northern Santa Fe Corp.
   6.125% due 03/15/09                                       75               81
Campbell Soup Co.
   5.875% due 10/01/08                                       25               27
   6.750% due 02/15/11                                       60               67
Canadian National Railway Co.
   4.400% due 03/15/13                                       50               47
Canadian Natural Resources, Ltd.
   5.450% due 10/01/12                                       55               56
Capital One Bank
   Series BKNT
   8.250% due 06/15/05                                      115              125
   4.875% due 05/15/08                                       50               50
Cardinal Health, Inc.
   6.750% due 02/15/11                                       40               45
Caterpillar Financial Services Corp.
   5.950% due 05/01/06                                      250              270
Cendant Corp.
   6.250% due 03/15/10                                      100              105
   7.375% due 01/15/13                                       20               22
CenturyTel, Inc.
   Series L
   7.875% due 08/15/12                                       25               29
Charter One Bank Fsb
   6.375% due 05/15/12                                       25               27
Chevron Phillips Chemical Co. LLC
   7.000% due 03/15/11                                      120              130
ChevronTexaco Capital Co.
   3.500% due 09/17/07                                      100              100
Chubb Corp.
   6.000% due 11/15/11                                      225              238
Cigna Corp.
   7.400% due 05/15/07                                       33               36
Cincinnati Gas & Electric
   5.700% due 09/15/12                                       20               20
Cingular Wireless LLC
   5.625% due 12/15/06                                       25               27
CIT Group, Inc.
   6.500% due 02/07/06                                      150              163
   7.375% due 04/02/07                                       25               28
   5.750% due 09/25/07                                      100              107
   7.750% due 04/02/12                                      125              143
Citigroup, Inc.
   5.500% due 08/09/06                                    1,200            1,285
   5.625% due 08/27/12                                      400              413
Citizens Communications Co.
   9.250% due 05/15/11                                       90              110
Clear Channel Communications, Inc.
   7.875% due 06/15/05                                       85               93
   6.000% due 11/01/06                                       60               64
Coca-Cola Co. (The)
   5.750% due 03/15/11                                       35               37

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Coca-Cola Enterprises, Inc.
   5.250% due 05/15/07                                      100              106
   4.375% due 09/15/09                                       15               15
   8.500% due 02/01/12                                       36               44
Comcast Cable Communications
   6.375% due 01/30/06                                      100              107
   6.750% due 01/30/11                                       34               37
Computer Sciences Corp.
   6.750% due 06/15/06                                       60               66
ConAgra Foods, Inc.
   6.750% due 09/15/11                                      200              221
Consolidated Edison Co. of New York
   4.875% due 02/01/13                                       75               73
   Series 97-B
   6.450% due 12/01/07                                       75               83
Consolidated Natural Gas Co.
   7.250% due 10/01/04                                       35               37
   Series C
   6.250% due 11/01/11                                      125              134
Constellation Energy Group, Inc.
   6.350% due 04/01/07                                       14               15
   6.125% due 09/01/09                                       80               85
Continental Cablevision, Inc.
   8.300% due 05/15/06                                      100              112
Cooper Industries, Inc.
   5.500% due 11/01/09                                       20               21
Cooper Tire & Rubber Co.
   7.750% due 12/15/09                                       15               17
Coors Brewing Co.
   6.375% due 05/15/12                                       35               38
Countrywide Home Loans, Inc.
   Series MTNJ
   5.500% due 08/01/06                                      121              128
   Series MTNK
   5.500% due 02/01/07                                      175              185
   5.625% due 05/15/07                                       30               32
COX Communications, Inc.
   7.750% due 11/01/10                                      100              115
   7.125% due 10/01/12                                       50               56
Credit Suisse First Boston USA, Inc.
   5.875% due 08/01/06                                      200              216
CSX Corp.
   6.750% due 03/15/11                                      100              110
   6.300% due 03/15/12                                      100              107
DaimlerChrysler NA Holding Corp.
   6.900% due 09/01/04                                       88               92
   6.400% due 05/15/06                                      445              474
   Series MTNA
   7.375% due 09/15/06                                       84               92
DaimlerChrysler North America Holding Corp.
   7.750% due 06/15/05                                       20               22
   7.750% due 01/18/11                                       14               15
Delphi Corp.
   6.550% due 06/15/06                                       35               37
   6.500% due 05/01/09                                       39               40
Deluxe Corp.
   5.000% due 12/15/12                                       25               24
Deutsche Bank Financial, Inc.
   6.700% due 12/13/06                                       50               55
   7.500% due 04/25/09                                       45               52
Devon Financing Corp. ULC
   6.875% due 09/30/11                                      100              110
Diageo Capital PLC
   3.500% due 11/19/07                                       15               15
Dominion Resources, Inc.
   Series A
   8.125% due 06/15/10                                       27               32
   Series B
   6.250% due 06/30/12                                       70               74
Donaldson Lufkin & Jenrette, Inc. DLJ
   6.875% due 11/01/05                                      150              163
   6.500% due 04/01/08                                      129              142
Dow Chemical Co. (The)
   7.000% due 08/15/05                                       40               43
   5.750% due 12/15/08                                      100              105
   5.750% due 11/15/09                                       50               52
DTE Energy Co.
   6.450% due 06/01/06                                       75               81
   Series A
   6.650% due 04/15/09                                       35               38
Du Pont EI de Nemours & Co.
   3.375% due 11/15/07                                       40               40
   6.875% due 10/15/09                                      115              132
Duke Energy Corp.
   6.250% due 01/15/12                                       75               79
Duke Energy Field Services LLC
   5.750% due 11/15/06                                      125              131
   6.875% due 02/01/11                                       40               44
Eastman Chemical Co.
   7.000% due 04/15/12                                       30               33
Eastman Kodak Co.
   Series MTNA
   3.625% due 05/15/08                                       30               28
Eli Lilly & Co.
   6.000% due 03/15/12                                      100              108
Emerson Electric Co.
   7.875% due 06/01/05                                       90               99
Energy East Corp.
   6.750% due 06/15/12                                       55               58
EOP Operating, LP
   8.375% due 03/15/06                                       55               62
   7.750% due 11/15/07                                      150              170
   7.000% due 07/15/11                                       40               44

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Equity Residential
   6.625% due 03/15/12                                       40               44
Estee Lauder Cos., Inc. (The)
   6.000% due 01/15/12                                       10               11
European Investment Bank
   3.000% due 06/16/08                                      100               97
Exelon Generation Co. LLC
   6.950% due 06/15/11                                       95              104
Federated Department Stores
   8.500% due 06/01/10                                      100              120
FedEx Corp.
   7.250% due 02/15/11                                       25               28
First Data Corp.
   4.700% due 11/01/06                                       85               89
First Union Corp.
   7.700% due 02/15/05                                       55               60
Firstar Bank NA
   7.125% due 12/01/09                                      200              228
FirstEnergy Corp.
   Series B
   6.450% due 11/15/11                                       50               49
Fleet National Bank
   Series BKNT
   5.750% due 01/15/09                                      225              240
FleetBoston Financial Corp.
   7.250% due 09/15/05                                       33               36
   4.875% due 12/01/06                                       15               16
Florida Power & Light Co.
   6.875% due 12/01/05                                       60               66
Ford Motor Credit Co.
   6.875% due 02/01/06                                      250              262
   6.500% due 01/25/07                                      550              570
   7.375% due 02/01/11                                      900              918
FPL Group Capital, Inc.
   7.625% due 09/15/06                                       55               62
   6.125% due 05/15/07                                       16               17
Franklin Resources, Inc.
   3.700% due 04/15/08                                       10               10
Gannett Co., Inc.
   6.375% due 04/01/12                                       45               49
General Dynamics Corp.
   2.125% due 05/15/06                                       20               20
   4.250% due 05/15/13                                       40               37
General Electric Capital Corp.
   Series MTNA
   2.850% due 01/30/06                                      200              201
   6.500% due 12/10/07                                      250              277
   4.625% due 09/15/09                                       25               25
   5.875% due 02/15/12                                      700              733
   6.000% due 06/15/12                                      450              475
General Mills, Inc.
   6.000% due 02/15/12                                      150              159
General Motors Acceptance Corp.
   6.750% due 01/15/06                                      635              670
   6.125% due 09/15/06                                       75               78
   6.125% due 08/28/07                                      250              257
   5.850% due 01/14/09                                       70               69
   7.750% due 01/19/10                                       60               64
General Motors Corp.
   7.200% due 01/15/11                                       10               10
Gillette Co. (The)
   2.875% due 03/15/08                                       50               48
Global Marine, Inc.
   7.125% due 09/01/07                                       22               25
Golden West Financial Corp.
   4.750% due 10/01/12                                       40               39
Goldman Sachs Group, Inc.
   7.625% due 08/17/05                                      525              578
   6.650% due 05/15/09                                       50               54
   5.250% due 04/01/13                                      100               98
Goodrich Corp.
   7.625% due 12/15/12                                       30               33
GTE Corp.
   6.460% due 04/15/08                                       30               33
Hanson Australia Pty, Ltd.
   5.250% due 03/15/13                                      100               97
Harrah's Operating Co., Inc.
   7.125% due 06/01/07                                        5                6
   7.500% due 01/15/09                                       50               56
Hartford Financial Services Group, Inc.
   2.375% due 06/01/06                                       30               29
   4.700% due 09/01/07                                       35               36
Hertz Corp.
   8.250% due 06/01/05                                       14               15
Hewlett-Packard Co.
   7.150% due 06/15/05                                       95              103
   3.625% due 03/15/08                                      100               98
HJ Heinz Co.
   6.625% due 07/15/11                                       70               78
Home Depot, Inc.
   5.375% due 04/01/06                                       40               43
Honeywell International, Inc.
   6.875% due 10/03/05                                       55               60
   5.125% due 11/01/06                                       55               58
Honeywell, Inc.
   7.000% due 03/15/07                                       21               23
Household Finance Corp.
   8.000% due 05/09/05                                      235              258
   6.500% due 01/24/06                                      240              260
   5.750% due 01/30/07                                       50               54
   6.875% due 03/01/07                                      100              110
   6.400% due 06/17/08                                       75               82
   8.000% due 07/15/10                                      150              175
   6.375% due 08/01/10                                       85               92

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Indiana Michigan Power Co.
   Series C
   6.125% due 12/15/06                                       40               43
International Business Machines Corp.
   4.875% due 10/01/06                                      500              528
International Lease Finance Corp.
   5.750% due 10/15/06                                      165              176
   6.375% due 03/15/09                                       50               54
   Series MTNM
   5.700% due 07/03/06                                       75               80
International Paper Co.
   6.750% due 09/01/11                                      130              142
Interpublic Group Cos., Inc.
   7.250% due 08/15/11                                       35               35
John Deere Capital Corp.
   3.900% due 01/15/08                                       15               15
   7.000% due 03/15/12                                       50               56
   5.100% due 01/15/13                                      150              149
Johnson & Johnson
   3.800% due 05/15/13                                       30               28
JP Morgan & Co., Inc.
   6.700% due 11/01/07                                       75               83
JP Morgan Chase & Co.
   5.250% due 05/30/07                                       50               53
   7.875% due 06/15/10                                      350              407
   6.750% due 02/01/11                                      175              193
   6.625% due 03/15/12                                      100              110
Kellogg Co.
   Series B
   6.000% due 04/01/06                                      150              162
Kerr-McGee Corp.
   6.875% due 09/15/11                                       75               82
KeyBank National Association
   Series BKNT
   7.000% due 02/01/11                                      100              111
KeySpan Corp.
   6.150% due 06/01/06                                      200              216
KFW International Finance
   Series DTC
   4.250% due 04/18/05                                       65               67
   4.750% due 01/24/07                                      650              685
Kimberly-Clark Corp.
   5.625% due 02/15/12                                        5                5
Kinder Morgan Energy Partners, LP
   7.125% due 03/15/12                                      100              112
Kinder Morgan, Inc.
   6.500% due 09/01/12                                       80               86
Kohl's Corp.
   6.300% due 03/01/11                                       10               11
Kraft Foods, Inc.
   4.625% due 11/01/06                                      110              113
   5.250% due 06/01/07                                      100              104
   5.625% due 11/01/11                                       10               10
Kroger Co.
   6.800% due 04/01/11                                      250              273
Lehman Brothers Holdings, Inc.
   6.250% due 05/15/06                                      450              489
   4.000% due 01/22/08                                      100              100
Lenfest Communications, Inc.
   8.375% due 11/01/05                                      100              111
Lennar Corp.
   7.625% due 03/01/09                                       55               62
Lincoln National Corp.
   5.250% due 06/15/07                                       35               37
Lockheed Martin Corp.
   8.200% due 12/01/09                                      125              150
Lowe's Cos., Inc.
   8.250% due 06/01/10                                       30               36
Mack-Cali Realty, LP
   7.250% due 03/15/09                                       50               56
Marathon Oil Corp.
   5.375% due 06/01/07                                       75               79
Marriott International, Inc.
   Series D
   8.125% due 04/01/05                                       40               43
Marsh & McLennan Cos., Inc.
   5.375% due 03/15/07                                      100              107
Marshall & Isley Bank
   5.250% due 09/04/12                                       45               45
Masco Corp.
   5.875% due 07/15/12                                       95               99
May Department Stores Co. (The)
   8.000% due 07/15/12                                       30               35
MBNA America Bank
   7.125% due 11/15/12                                       40               44
MBNA Corp.
   6.250% due 01/17/07                                      150              160
McDonald's Corp.
   Series MTNG
   5.375% due 04/30/07                                      100              106
MeadWestvaco Corp.
   6.850% due 04/01/12                                      100              108
Mellon Funding Corp.
   7.500% due 06/15/05                                      150              164
Merck & Co., Inc.
   4.375% due 02/15/13                                       75               72

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.
   7.375% due 05/15/06                                      125              139
   Series MTNB
   4.000% due 11/15/07                                      400              403
Metlife, Inc.
   5.375% due 12/15/12                                       75               75
Midamerican Funding LLC
   6.339% due 03/01/09                                      150              163
Monsanto Co.
   4.000% due 05/15/08                                       30               29
   7.375% due 08/15/12                                       10               11
Mony Group, Inc.
   7.450% due 12/15/05                                       25               26
Morgan Stanley
   7.750% due 06/15/05                                      300              329
   5.800% due 04/01/07                                      400              430
Morgan Stanley Tracers
   5.878% due 03/01/07                                    1,450            1,547
   6.799% due 06/15/12                                    1,500            1,637
Motorola, Inc.
   6.750% due 02/01/06                                       20               21
   7.600% due 01/01/07                                       35               38
   8.000% due 11/01/11                                      100              111
National City Bank
   4.625% due 05/01/13                                      135              129
National Fuel Gas Co.
   5.250% due 03/01/13                                       20               20
National Rural Utilities
   6.125% due 05/15/05                                       70               75
National Rural Utilities
   Cooperative Finance
   5.500% due 01/15/05                                       50               52
Nationwide Financial Services
   5.900% due 07/01/12                                       41               42
New Plan Excel Realty Trust
   5.875% due 06/15/07                                       15               16
News America Holdings, Inc.
   9.250% due 02/01/13                                       10               13
Niagara Mohawk Power Corp.
   Series G
   7.750% due 10/01/08                                       75               85
Nisource Finance Corp.
   7.625% due 11/15/05                                       75               82
   7.875% due 11/15/10                                       36               41
Norfolk Southern Corp.
   8.375% due 05/15/05                                      140              154
Northrop Grumman Corp.
   8.625% due 10/15/04                                       10               11
   7.125% due 02/15/11                                      165              186
Occidental Petroleum Corp.
   6.750% due 01/15/12                                      150              167
Ocean Energy, Inc.
   4.375% due 10/01/07                                       15               15
Oesterreichische Kontrollbank AG
   5.125% due 03/20/07                                      125              134
Oncor Electric Delivery Co.
   6.375% due 05/01/12                                       25               27
Pacific Bell
   6.875% due 08/15/06                                       52               58
Pacificorp
   6.900% due 11/15/11                                       40               44
Pemex Project Funding Master Trust
   7.875% due 02/01/09                                      100              111
Pepco Holdings, Inc.
   6.450% due 08/15/12                                       25               26
Petroleos Mexicanos
   6.500% due 02/01/05                                      250              263
Pfizer, Inc.
   5.625% due 02/01/06                                       25               27
   3.300% due 03/02/09                                       75               73
PHH Corp.
   7.125% due 03/01/13                                       50               53
Phillips Petroleum Co.
   8.500% due 05/25/05                                      100              111
Pitney Bowes, Inc.
   4.625% due 10/01/12                                       45               44
PNC Funding Corp.
   5.750% due 08/01/06                                      150              161
   7.500% due 11/01/09                                      150              172
Powergen US Funding LLC
   4.500% due 10/15/04                                      100              103
PPL Electric Utilities Corp.
   6.250% due 08/15/09                                       30               32
Praxair, Inc.
   6.375% due 04/01/12                                       50               55
Procter & Gamble Co.
   4.750% due 06/15/07                                      150              158
Progress Energy, Inc.
   6.750% due 03/01/06                                      100              108
   5.850% due 10/30/08                                      100              105
Prologis
   5.500% due 03/01/13                                       50               50
PSEG Energy Holdings, Inc.
   7.750% due 04/16/07                                       25               25
PSEG Power LLC
   6.875% due 04/15/06                                      150              163
PSI Energy, Inc.
   7.850% due 10/15/07                                       60               69
Public Service Co. of Colorado
   7.875% due 10/01/12                                       90              105
Pulte Homes, Inc.
   7.875% due 08/01/11                                       40               45

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Quest Diagnostic, Inc.
   6.750% due 07/12/06                                       20               22
Raytheon Co.
   6.500% due 07/15/05                                       37               40
   8.300% due 03/01/10                                      150              179
   5.500% due 11/15/12                                       35               35
Reed Elsevier Capital
   6.750% due 08/01/11                                       60               67
Republic Services, Inc.
   7.125% due 05/15/09                                       40               45
Safeway, Inc.
   6.500% due 03/01/11                                      200              214
Sara Lee Corp.
   6.250% due 09/15/11                                       60               65
SBC Communications, Inc.
   5.750% due 05/02/06                                      260              280
Sears Roebuck Acceptance
   7.000% due 02/01/11                                      120              133
   6.700% due 04/15/12                                       50               55
Sempra Energy
   7.950% due 03/01/10                                       80               91
Simon Property Group, Inc.
   7.125% due 02/09/09                                       20               22
Simon Property Group, LP
   6.375% due 11/15/07                                      120              130
SLM Corp.
   5.125% due 08/27/12                                       50               50
   Series MTNA
   5.625% due 04/10/07                                       55               59
Southern Co. Capital Funding, Inc.
   Series A
   5.300% due 02/01/07                                      100              105
Sprint Capital Corp.
   7.125% due 01/30/06                                      210              227
   6.375% due 05/01/09                                       90               95
   7.625% due 01/30/11                                       59               64
St. Paul Cos.
   5.750% due 03/15/07                                       50               53
Suntrust Bank
   Series BKNT
   6.375% due 04/01/11                                      100              110
Swiss Bank Corp. NY
   7.250% due 09/01/06                                      100              112
Tampa Electric Co.
   6.375% due 08/15/12                                       90               90
Target Corp.
   7.500% due 08/15/10                                      150              174
   5.875% due 03/01/12                                      100              106
Tele-Communications-TCI Group
   7.250% due 08/01/05                                      100              108
Textron Financial Corp.
   5.875% due 06/01/07                                       40               42
Textron, Inc.
   6.000% due 11/20/09                                       50               53
Time Warner, Inc.
   7.750% due 06/15/05                                      150              163
   8.110% due 08/15/06                                      100              113
Toyota Motor Credit Corp.
   5.500% due 12/15/08                                      100              107
Transocean, Inc.
   9.500% due 12/15/08                                       15               18
Travelers Property Casualty Corp.
   3.750% due 03/15/08                                       50               49
Tyson Foods, Inc.
   6.625% due 10/01/04                                       50               52
   8.250% due 10/01/11                                      150              169
UFJ Bank, Ltd.
   7.400% due 06/15/11                                      120              125
Unilever Capital Corp.
   6.875% due 11/01/05                                       70               77
   7.125% due 11/01/10                                       75               86
Union Oil Co. of California
   5.050% due 10/01/12                                       50               49
Union Pacific Corp.
   7.375% due 09/15/09                                      150              172
Union Planters Bank NA
   5.125% due 06/15/07                                       50               52
United Technologies Corp.
   6.100% due 05/15/12                                       90               97
US Bancorp
   Series MTNN
   5.100% due 07/15/07                                       20               21
USA Interactive
   6.750% due 11/15/05                                       50               54
UST, Inc.
   6.625% due 07/15/12                                       50               53
USX Corp.
   6.850% due 03/01/08                                       20               22
Valero Energy Corp.
   6.875% due 04/15/12                                      100              108
Verizon Global Funding Corp.
   6.750% due 12/01/05                                      410              449
   6.875% due 06/15/12                                       65               72
   7.375% due 09/01/12                                       50               57
   Series *
   6.125% due 06/15/07                                      100              109
Verizon Wireless Capital LLC
   5.375% due 12/15/06                                      100              106
Verizon/New England
   6.500% due 09/15/11                                       50               54
Viacom, Inc.
   7.750% due 06/01/05                                      200              219
   6.400% due 01/30/06                                      100              109

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Virginia Electric and Power Co.
   4.750% due 03/01/13                                       50               48
Vornado Realty Trust
   5.625% due 06/15/07                                       20               21
Wachovia Bank NA/Charlotte
   Series BKNT
   7.800% due 08/18/10                                      175              207
Wachovia Corp.
   4.950% due 11/01/06                                      200              211
   6.400% due 04/01/08                                       20               22
   5.625% due 12/15/08                                       35               37
Wal-Mart Stores, Inc.
   5.450% due 08/01/06                                       86               92
   6.875% due 08/10/09                                      300              341
Walt Disney Co.
   4.500% due 09/15/04                                       75               77
   7.300% due 02/08/05                                      150              160
Washington Mutual, Inc.
   5.625% due 01/15/07                                      150              160
   8.250% due 04/01/10                                       30               35
Waste Management, Inc.
   7.375% due 08/01/10                                      125              140
WellPoint Health Networks
   6.375% due 01/15/12                                       30               32
Wells Fargo Bank NA
   6.450% due 02/01/11                                      285              314
Wells Fargo Financial, Inc.
   7.000% due 11/01/05                                      250              274
Weyerhaeuser Co.
   6.125% due 03/15/07                                      225              242
Wisconsin Energy Corp.
   6.500% due 04/01/11                                       59               63
Wyeth
   6.700% due 03/15/11                                      150              165
                                                                  --------------
                                                                          46,832
                                                                  --------------

INTERNATIONAL DEBT - 7.7%
ACE, LTD.
   6.000% due 04/01/07                                      100              106
Alcan, Inc.
   4.500% due 05/15/13                                       50               47
Amvescap PLC
   5.900% due 01/15/07                                       42               45
Asian Development Bank
   4.875% due 02/05/07                                      250              266
Bank of Tokyo-Mitsubishi, Ltd. (The)
   8.400% due 04/15/10                                       90              107
BP Capital Markets PLC
   4.625% due 05/27/05                                      150              157
British Telecommunications PLC
   7.875% due 12/15/05                                      250              278
Burlington Resources Finance Co.
   5.600% due 12/01/06                                       75               80
Canadian Government Bond
   6.375% due 07/21/05                                       55               59
   6.750% due 08/28/06                                      175              195
Chile Government International Bond
   5.625% due 07/23/07                                       50               53
   6.875% due 04/28/09                                      100              111
Conoco Funding Co.
   5.450% due 10/15/06                                      190              204
Corp Andina de Fomento CAF
   Series EXCH
   6.875% due 03/15/12                                      225              242
Deutsche Ausgleichsbank
   7.000% due 06/23/05                                      130              141
Deutsche Telekom
   International Finance BV
   8.250% due 06/15/05                                      225              247
   3.875% due 07/22/08                                       75               73
   8.500% due 06/15/10                                       10               12
Diageo Capital PLC
   3.375% due 03/20/08                                       30               29
   7.250% due 11/01/09                                      100              115
European Investment Bank
   4.625% due 03/01/07                                      650              684
   Series DTC
   5.625% due 01/24/06                                      150              163
Falconbridge, Ltd.
   7.350% due 06/05/12                                       16               17
Finland Government
   International Bond
   5.875% due 02/27/06                                       15               16
   4.750% due 03/06/07                                      115              122
France Telecom
   8.700% due 03/01/06                                      200              224
Grupo Televisa SA
   8.000% due 09/13/11                                      100              107
Hellenic Republic Government
   International Bond
   6.950% due 03/04/08                                       20               23
HSBC Holdings PLC
   7.500% due 07/15/09                                      150              172
Hydro-Quebec
   8.000% due 02/01/13                                       85              104
Instituto de Credito Oficial
   4.625% due 11/29/06                                       95              100
Inter-American Development Bank
   3.875% due 09/27/04                                      100              103
   5.375% due 01/18/06                                      600              641
   6.625% due 03/07/07                                      125              140
   4.375% due 09/20/12                                       20               20

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
International Bank for
   Reconstruction & Development
   4.375% due 09/28/06                                      600              628
International Finance Corp.
   4.750% due 04/30/07                                      100              106
Israel Government International Bond
   4.625% due 06/15/13                                       40               37
Italy Government International Bond
   4.375% due 10/25/06                                      400              417
   5.625% due 06/15/12                                      525              559
Korea Development Bank
   5.250% due 11/16/06                                      150              156
   4.250% due 11/13/07                                       15               15
Korea Government International Bond
   8.875% due 04/15/08                                      100              119
Kowloon Canton Railway Corp.
   8.000% due 03/15/10                                       90              107
Landwirtschaftliche Rentenbank
   3.375% due 11/15/07                                      150              149
Malaysia Government International Bond
   7.500% due 07/15/11                                      110              125
Mexico Government International Bond
   9.875% due 01/15/07                                      100              120
   4.625% due 10/08/08                                       50               50
   9.875% due 02/01/10                                      190              236
   8.375% due 01/14/11                                      205              237
   7.500% due 01/14/12                                       50               55
MTR Corp.
   7.500% due 02/04/09                                       60               69
National Australia Bank, Ltd.
   6.600% due 12/10/07                                       36               40
National Westminster Bank PLC
   7.375% due 10/01/09                                       80               92
Nordic Investment Bank
   2.750% due 01/11/06                                      100              101
Oesterreichische Kontrollbank AG
   2.375% due 06/16/08                                       50               47
Ontario Electricity Financial
   6.100% due 01/30/08                                       70               77
Petrobras International Finance Co. - PIFCO
   9.750% due 07/06/11                                       25               26
Poland Government International Bond
   6.250% due 07/03/12                                       50               53
Potash Corp. of Saskatchewan
   7.125% due 06/15/07                                        5                6
Province of British Columbia/Canada
   4.625% due 10/03/06                                       60               63
Province of Manitoba
   4.250% due 11/20/06                                       65               67
Province of New Brunswick
   3.500% due 10/23/07                                       50               50
Province of Ontario
   7.000% due 08/04/05                                       60               65
   2.625% due 12/15/05                                      100              101
   6.000% due 02/21/06                                      200              216
Province of Quebec
   7.000% due 01/30/07                                      100              112
   5.750% due 02/15/09                                      100              108
Rio Tinto Finance USA, Ltd.
   2.625% due 09/30/08                                       30               28
Royal KPN NV
   8.000% due 10/01/10                                      100              118
Santander Central Hispano
   Issuances, Ltd.
   7.625% due 09/14/10                                      110              127
SMBC International Finance NV
   8.500% due 06/15/09                                       60               71
South Africa Government
   International Bond
   7.375% due 04/25/12                                      115              124
Stora Enso Oyj
   7.375% due 05/15/11                                        5                6
Telefonica Europe BV
   7.750% due 09/15/10                                      150              175
TransCanada Pipelines, Ltd.
   4.000% due 06/15/13                                       50               45
Vodafone Group PLC
   7.625% due 02/15/05                                      200              216
XL Capital Europe PLC
   6.500% due 01/15/12                                       26               28
                                                                  --------------
                                                                          10,550
                                                                  --------------

MORTGAGE-BACKED SECURITIES - 3.5%
Bear Stearns Commercial
   Mortgage Securities
   Series 2001-TOP2 Class A2
   6.480% due 02/15/35                                      330              362
   Series 2002-TOP6 Class A2
   6.460% due 10/15/36                                      315              344
   Series 2002-TOP6 Class X2 IO
   0.674% due 10/15/36                                    5,666              161
COMM
   Series 1999-1 Class A1
   6.145% due 05/15/32                                      322              341
CS First Boston Mortgage
   Securities Corp.
   Series 2001-CK1 Class A3
   6.380% due 12/16/35                                      500              543
Fannie Mae
   4.375% due 03/15/13                                    1,000              955

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
First Union National Bank
   Commercial Mortgage
   Series 2001-C4 Class A2
   6.223% due 12/12/33                                      315              339
GMAC Commercial Mortgage
   Securities, Inc.
   Series 2001-C1 Class A2
   6.465% due 04/15/34                                      500              546
Heller Financial Commercial
   Mortgage Asset
   Series 1999-PH1 Class A1
   6.500% due 05/15/31                                      607              654
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   Series 2001-CIBC Class A3
   6.260% due 03/15/33                                      300              324
Nomura Asset Securities Corp.
   Series 1998-D6 Class A1B
   6.590% due 03/15/30                                       20               22
Residential Asset Securities Corp.
   Series 2002-KS4 Class AI3
   4.590% due 10/25/26                                      200              205
                                                                  --------------
                                                                           4,796
                                                                  --------------

UNITED STATES GOVERNMENT AGENCIES - 20.8%
Federal Home Loan Bank System
   1.619% due 01/21/05 (E)                                2,000            2,000
   1.750% due 06/17/05                                    1,000              989
   3.100% due 12/16/05                                    3,500            3,517
   3.875% due 06/14/13                                      500              458
Federal Home Loan Mortgage Corp.
   3.250% due 11/15/04                                    3,000            3,060
   1.520% due 07/22/05                                    1,500            1,474
   1.500% due 08/15/05                                    1,000              987
   2.750% due 04/10/06                                    1,000            1,001
   3.500% due 09/15/07                                    1,500            1,503
   2.750% due 03/15/08                                    1,500            1,443
   5.125% due 07/15/12                                      750              763
   4.500% due 01/15/13                                      750              725
Federal National Mortgage Association
   2.125% due 11/26/04                                    1,000            1,002
   3.875% due 03/15/05                                    2,000            2,064
   2.250% due 10/24/05                                      500              496
   2.750% due 11/14/05                                    1,000            1,000
   4.375% due 10/15/06                                      900              939
   4.250% due 07/15/07                                    1,750            1,806
   2.500% due 06/15/08                                    1,500            1,420
   6.400% due 05/14/09                                      400              412
   6.000% due 05/15/11                                    1,490            1,617
                                                                  --------------
                                                                          28,676
                                                                  --------------

UNITED STATES GOVERNMENT TREASURIES - 29.2%
United States Treasury Inflation
   Indexed Bonds
   3.625% due 01/15/08                                    2,274            2,504
United States Treasury Note
   12.375% due 05/15/04                                   3,100            3,340
   2.125% due 08/31/04                                    3,100            3,127
   2.125% due 10/31/04                                    4,500            4,538
   1.750% due 12/31/04                                      900              903
   1.625% due 01/31/05                                    1,000            1,001
   1.625% due 03/31/05                                    3,000            2,999
   1.625% due 04/30/05                                    1,250            1,248
   1.500% due 07/31/05                                      405              402
   3.000% due 11/15/07                                    5,000            4,975
   3.000% due 02/15/08                                    5,130            5,076
   2.625% due 05/15/08                                    1,500            1,453
   3.250% due 08/15/08                                    4,510            4,470
   4.375% due 08/15/12                                    1,435            1,436
   4.000% due 11/15/12                                      800              776
   3.875% due 02/15/13                                      600              575
   3.625% due 05/15/13                                    1,000              941
   4.250% due 08/15/13                                      285              280
                                                                  --------------
                                                                          40,044
                                                                  --------------

TOTAL LONG-TERM INVESTMENTS
(cost $135,995)                                                          138,104
                                                                  --------------

                                                    NOTIONAL
OPTIONS PURCHASED - 0.0%                             AMOUNT
(NUMBER OF CONTRACTS)                                   $
                                                 --------------
Eurodollar Futures
   Oct 2003 97.25 Call (20)                               4,863               10
   Oct 2003 98.25 Call (20)                               4,913                1
   Dec 2003 97.25 Put (50)                               12,156               --
   Dec 2003 98.25 Put (50)                               12,281                2
                                                                  --------------

TOTAL OPTIONS PURCHASED
(cost $37)                                                                    13
                                                                  --------------

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.1%
Federated Investors
   Prime Cash Obligation Fund (y)                     1,110,640            1,111
Thunder Bay Funding, Inc.(c)(y)
   1.060% due 09/05/03                                    3,000            3,000
United States Treasury Bill (c)(y)(s)
   0.860% due 09/25/03                                      150              150
                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS
(cost $4,261)                                                              4,261
                                                                  --------------

TOTAL INVESTMENTS - 103.6%
(identified cost $140,293)                                               142,378

OTHER ASSETS AND LIABILITIES
NET - (3.6%)                                                              (5,014)
                                                                  --------------

NET ASSETS - 100.0%                                                      137,364
                                                                  ==============

                                                                    UNREALIZED
                                                    NOTIONAL       APPRECIATION
FUTURES CONTRACTS                                    AMOUNT       (DEPRECIATION)
(NUMBER OF CONTRACTS)                                  $                $
--------------------------------------------------------------------------------
LONG POSITIONS
Eurodollar Futures
   expiration date 09/04 (6)                              1,464               (2)
   expiration date 12/04 (6)                              1,457               (3)
   expiration date 03/05 (6)                              1,450               (4)
   expiration date 06/05 (31)                             7,459               (9)
United States Treasury 5 Year Notes
   expiration date 09/03 (14)                             1,561              (53)
United States Treasury 2 Year Notes
   expiration date 09/03 (3)                                644               (4)
10 Year Interest Rate Swap Futures
   expiration date 09/03 (16)                             1,727              (27)
5 Year Interest Rate Swap Futures
   expiration date 09/03 (10)                             1,092              (15)

SHORT POSITIONS
Eurodollar Futures
   expiration date 06/04 (25)                             6,130               --
                                                                  --------------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                                (117)
                                                                  ==============

                                                    NOTIONAL          MARKET
OPTIONS WRITTEN                                      AMOUNT            VALUE
(NUMBER OF CONTRACTS)                                  $                $
--------------------------------------------------------------------------------
Eurodollar Futures
   Oct 2003 97.75 Call (40)                               9,775               (5)
   Dec 2003 97.75 Call (100)                             24,438               (1)
                                                                  --------------

TOTAL LIABILITY FOR OPTIONS WRITTEN
   (premiums received $22)                                                    (6)
                                                                  ==============

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

  See accompanying notes which are an integral part of the financial statements.

SSgA
HIGH YIELD BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond Index.

INVESTS IN: Primarily domestic, non-investment grade debt securities.

STRATEGY: Fund Managers make investment decisions that enable the Fund's performance to seek excess returns over Lehman Brothers High Yield Bond Index while taking moderate active risk.

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31   SSgA HIGH YIELD BOND FUND   LEHMAN BROTHERS HIGH YIELD BOND INDEX #
*                                                 $ 10,000                                  $ 10,000
1998                                              $  9,941                                  $  9,569
1999                                              $ 11,055                                  $  9,962
2000                                              $ 11,904                                  $ 10,074
2001                                              $ 11,451                                  $ 10,097
2002                                              $ 11,165                                  $  9,325
2003                                              $ 12,860                                  $ 11,643

SSgA High Yield Bond Fund

      PERIOD ENDED             GROWTH OF          TOTAL
         8/31/03                $10,000          RETURN
------------------------     ------------     ------------
1 Year                       $     11,518        15.18%
5 Years                      $     12,937         5.28%+
Inception                    $     12,860         4.83%+

Lehman Brothers High Yield Bond Index

      PERIOD ENDED             GROWTH OF          TOTAL
         8/31/03                $10,000          RETURN
------------------------     ------------     ------------
1 Year                       $     12,486        24.86%
5 Years                      $     12,167         4.00%+
Inception                    $     11,643         2.89%+

See related Notes on following page.

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond Index.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA High Yield Bond Fund gained 15.18%. This compared to the Lehman Brothers High Yield Bond Index which gained 24.86% during the same period. The Fund's performance includes 70 basis points of operating expenses, whereas Index returns are unmanaged and do not reflect the deduction of any fees or expenses.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The primary reason for our underperformance was the quality bias in our portfolio, especially as reflected in our underweight to the telecommunications and utility sectors. Our portfolio was comprised primarily of BB and B rated issues. There was a recovery in the high yield market with the lowest quality, highest risk issues in the Index outperforming higher quality issues during the recovery period.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

The market environment, characterized by outperformance by the lowest quality, most distressed issues, negatively impacted the Fund's performance. We believed that our higher quality, lower risk investment approach, over the long term, was the appropriate strategy to pursue in the high yield market.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

Our quality bias represented both the strongest and weakest contributor to performance over the past year. During September and October 2002, in which the Index lost 2.2%, our defensive quality bias enabled us to outperform the Index by 1.82%. That quality bias, and in particular our underweight to securities rated CCC and below hurt the performance over the remainder of the period. CCC rated issues returned 60% over the past year, compared to 17% for BB rated and 22% for B rated issues.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund was invested primarily in higher quality issues of positive cash flow industries, to protect investors from downside risk over the past year. We believed that over the long term, a higher quality portfolio can achieve a higher return than the Index, while incurring less risk.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO ITS BENCHMARK.

The most aggressive positioning in the Fund was our energy sector overweight at approximately twice the Index weight throughout the period. Our most defensive underweights were in the utilities, telecommunications, and technology sectors, which outperformed the Index over the period.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  * The Fund commenced operations on May 5, 1998. Index comparison began May 1, 1998.

  # The Lehman Brothers High Yield Bond Index includes fixed income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100 million, and at least 1 year to maturity. PIKs and Eurodollars are excluded.

  +   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Cash equitization techniques are utilized with futures in order to approach a fully invested portfolio position and to earn "market-like" returns on the Fund's excess and liquidity reserve cash balances.

SSgA
HIGH YIELD BOND FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 88.4%
ASSET-BACKED SECURITIES - 2.2%
Targeted Return Index Securities Trust (E)
   8.666% due 05/15/13                                    2,914            3,063
                                                                  --------------

CORPORATE BONDS AND NOTES - 81.1%
Adelphia Business Solutions, Inc. (O)
   12.000% due 11/01/07                                   1,000                3
Advanstar Communications, Inc.
   10.750% due 08/15/10                                     720              724
   Series B
   12.000% due 02/15/11                                     310              274
Allegheny Energy Supply Step Up Bond
   8.750% due 04/15/12                                    1,650            1,370
Allied Waste North America
   7.875% due 04/15/13                                      400              408
   Series B
   10.000% due 08/01/09                                   1,350            1,461
   9.250% due 09/01/12                                      350              378
Ameristar Casinos, Inc.
   10.750% due 02/15/09                                   1,100            1,227
Boyd Gaming Corp.
   7.750% due 12/15/12                                    1,315            1,338
BRL Universal Equipment 2001 A, LP
   8.875% due 02/15/08                                    1,000            1,065
Calpine Corp.
   8.250% due 08/15/05                                      550              495
   8.625% due 08/15/10                                      250              183
   8.500% due 02/15/11                                      920              685
   8.750% due 07/15/13                                    1,155            1,091
Chesapeake Energy Corp.
   8.125% due 04/01/11                                    1,000            1,045
CMS Energy Corp.
   9.875% due 10/15/07                                      765              792
Coinmach Corp.
   9.000% due 02/01/10                                      970            1,009
Cole National Group
   8.875% due 05/15/12                                    1,155            1,115
Compass Minerals Group, Inc.
   10.000% due 08/15/11                                     890              983
Concentra Operating Corp.
   13.000% due 08/15/09                                     900              990
Constar International, Inc.
   11.000% due 12/01/12                                     885              803
Constellation Brands, Inc.
   8.500% due 03/01/09                                      650              676
   Series B
   8.125% due 01/15/12                                      235              245
Crum & Forster
   10.375% due 06/15/13                                   1,395            1,458
CSC Holdings, Inc.
   9.875% due 04/01/23                                    1,925            2,006
Del Monte Corp.
   8.625% due 12/15/12                                    1,145            1,192
Delta Air Lines, Inc.
   7.900% due 12/15/09                                      935              669
Dex Media East LLC/Dex
   Media East Finance Co.
   12.125% due 11/15/12                                     900            1,091
Dex Media West LLC/Dex
   Media Finance Co.
   9.880% due 08/15/13                                      220              245
DIMON, Inc.
   7.750% due 06/01/13                                      900              918
DirecTV Holdings LLC
   8.375% due 03/15/13                                      465              508
Domino's, Inc.
   8.250% due 07/01/11                                      490              515
DR Horton, Inc.
   8.500% due 04/15/12                                    1,000            1,065
Echostar DBS Corp.
   Series *
   10.375% due 10/01/07                                   1,110            1,228
El Paso Production Holding Co.
   7.750% due 06/01/13                                    1,400            1,344
Elizabeth Arden, Inc.
   11.750% due 02/01/11                                     450              500
Felcor Lodging, LP
   8.500% due 06/01/11                                      480              491
Frontier Oil Corp.
   Series A
   9.125% due 02/15/06                                      600              606
Gemstone Investor, Ltd.
   7.710% due 10/31/04                                      925              918
Georgia-Pacific Corp.
   7.375% due 07/15/08                                      215              214
   9.375% due 02/01/13                                    1,420            1,529
Granite Broadcasting Corp.
   10.375% due 05/15/05                                   1,571            1,554
Gray Television, Inc.
   9.250% due 12/15/11                                      480              522
Grey Wolf, Inc.
   8.875% due 07/01/07                                       34               35
   Series C
   8.875% due 07/01/07                                      331              339
HLI Operating Co., Inc.
   10.500% due 06/15/10                                     945              997
Hollinger International Publishing
   9.000% due 12/15/10                                    1,000            1,038
Hollinger Participation Trust
   12.125% due 11/15/10                                     782              848

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Host Marriott, LP
   Series I
   9.500% due 01/15/07                                      750              795
Huntsman International LLC
   Series *
   10.125% due 07/01/09                                   1,480            1,399
IASIS Healthcare Corp.
   8.500% due 10/15/09                                      785              795
Insight Health Services Corp.
   Series B
   9.875% due 11/01/11                                    1,055            1,097
Interface, Inc.
   Series B
   9.500% due 11/15/05                                    1,100              990
Intermedia Communications, Inc. (O)
   Series B
   11.250% due 07/15/07                                     700              518
Iron Mountain, Inc.
   8.625% due 04/01/13                                      470              491
   7.750% due 01/15/15                                      415              425
   6.625% due 01/01/16                                      995              933
ISP Holdings, Inc.
   Series B
   10.625% due 12/15/09                                     970            1,016
Jacuzzi Brands, Inc.
   9.625% due 07/01/10                                      890              935
John Q Hammons Hotels,
   LP/John Q Hammons Hotels
   Finance Corp. III
   Series B
   8.875% due 05/15/12                                    1,000            1,045
KB Home
   9.500% due 02/15/11                                      620              663
Lucent Technologies, Inc.
   7.250% due 07/15/06                                    1,075            1,021
Lyondell Chemical Co.
   11.125% due 07/15/12                                     460              472
Magnum Hunter Resources, Inc.
   9.600% due 03/15/12                                    1,050            1,118
Mediacom LLC/Mediacom Capital Corp.
   9.500% due 01/15/13                                      985              995
MeriStar Hospitality Operating
   Partnership, LP/MeriStar
   Hospitality Finance
   10.500% due 06/15/09                                   1,140            1,166
Meritage Corp.
   9.750% due 06/01/11                                    1,250            1,339
Midwest Generation LLC
   Series B
   8.560% due 01/02/16                                    1,910            1,715
Millennium Amer Inc
   9.25%                                                    910              942
Muzak LLC/Muzak Finance Corp.
   10.000% due 02/15/09                                     930              981
Nevada Power Co.
   Series E
   10.875% due 10/15/09                                   1,000            1,101
Nextel Communications, Inc.
   9.375% due 11/15/09                                    1,725            1,862
Nextel Partners, Inc.
   8.125% due 07/01/11                                      980              946
Nextmedia Operating, Inc.
   10.750% due 07/01/11                                     675              748
Nortek Holdings, Inc.
   Series B
   9.875% due 06/15/11                                    1,200            1,254
Owens-Brockway
   8.875% due 02/15/09                                      750              788
   8.750% due 11/15/12                                      715              751
Park Place Entertainment Corp.
   7.500% due 09/01/09                                    1,090            1,161
Paxson Communications Corp.
   10.750% due 07/15/08                                   1,775            1,889
Peabody Energy Corp.
   Series B
   6.875% due 03/15/13                                    1,345            1,345
Pinnacle Entertainment, Inc.
   Series B
   9.250% due 02/15/07                                      915              924
Pliant Corp.
   13.000% due 06/01/10                                     625              547
   Series *
   13.000% due 06/01/10                                     400              350
Primedia, Inc.
   8.000% due 05/15/13                                      930              944
Qwest Capital Funding, Inc.
   7.000% due 08/03/09                                      475              406
   7.900% due 08/15/10                                      935              809
Qwest Corp.
   8.875% due 06/01/31                                      435              431
Reddy Ice Group, Inc.
   8.875% due 08/01/11                                      490              507
Resolution Performance Products, Inc.
   13.500% due 11/15/10                                   1,055              913
Rite Aid Corp.
   7.625% due 04/15/05                                      960              960
   9.500% due 02/15/11                                      240              258
Salem Communications Corp.
   7.750% due 12/15/10                                      300              300
Salem Communications Holding Corp.
   Series B
   9.000% due 07/01/11                                      600              638
Service Corp. International
   6.875% due 10/01/07                                    1,100            1,064

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
Simmons Co.
   Series B
   10.250% due 03/15/09                                   1,150            1,228
Sinclair Broadcast Group, Inc.
   8.750% due 12/15/11                                      650              700
Sithe/Independence Fndg
   Series A
   9.000% due 12/30/13                                    1,125            1,215
Smurfit-Stone Container Corp.
   8.250% due 10/01/12                                      375              388
Sovereign Capital Trust
   9.000% due 04/01/27                                      950            1,014
Spanish Broadcasting System
   Series *
   9.625% due 11/01/09                                      900              952
Standard-Pacific Corp.
   9.250% due 04/15/12                                    1,135            1,186
Stater Brothers Holdings
   10.750% due 08/15/06                                   1,230            1,295
Stena AB
   9.625% due 12/01/12                                    1,160            1,266
Stone Container Corp.
   9.750% due 02/01/11                                      670              737
TD Funding Corp.
   8.375% due 07/15/11                                    1,270            1,327
Tenet Healthcare Corp.
   7.375% due 02/01/13                                      890              874
Terex Corp.
   Series B
   10.375% due 04/01/11                                     465              517
Tesoro Petroleum Corp.
   9.625% due 04/01/12                                      255              254
Thornburg Mortgage, Inc.
   8.000% due 05/15/13                                      720              742
Town Sports International
   9.625% due 04/15/11                                      810              821
TransWestern Publishing Co.
   Series F
   9.625% due 11/15/07                                      350              361
Triton PCS, Inc.
   8.750% due 11/15/11                                      900              909
TRW Automotive, Inc.
   9.375% due 02/15/13                                      950            1,055
United Auto Group, Inc.
   9.625% due 03/15/12                                      775              830
United States Steel Corp.
   9.750% due 05/15/10                                      900              914
Vanguard Health Systems, Inc.
   9.750% due 08/01/11                                    1,125            1,148
Wackenhut Corrections Corp.
   8.250% due 07/15/13                                      445              454
Warnaco, Inc.
   8.875% due 06/15/13                                      930              967
Waterford Gaming LLC
   8.625% due 09/15/12                                    1,415            1,465
WCI Communities, Inc.
   10.625% due 02/15/11                                   1,225            1,308
Westar Energy, Inc.
   9.750% due 05/01/07                                      630              702
Western Financial Bank
   9.625% due 05/15/12                                    1,015            1,096
Western Wireless Corp.
   9.250% due 07/15/13                                      980              980
Williams Cos., Inc.
   6.500% due 08/01/06                                      980              958
   8.625% due 06/01/10                                      580              609
Williams Scotsman, Inc.
   10.000% due 08/15/08                                     110              117
Xerox Corp.
   7.625% due 06/15/13                                    1,850            1,803
XTO Energy, Inc.
   7.500% due 04/15/12                                    1,030            1,112
Yum! Brands, Inc.
   8.875% due 04/15/11                                    1,000            1,128
                                                                  --------------
                                                                         114,369
                                                                  --------------

INTERNATIONAL DEBT - 5.1%
360Networks, Inc. (O)
   12.500% due 12/15/05                                     500               --
Acetex Corp.
   10.875% due 08/01/09                                     800              872
   10.875% due 08/01/09                                     355              387
GT Group Telecom, Inc. (O)
   Step-up bond
   0.000% due 02/01/10                                    1,500               --
Intrawest Corp.
   Series *
   10.500% due 02/01/10                                   1,065            1,150
MDP Acquisitions PLC
   9.625% due 10/01/12                                    1,115            1,204
Pacifica Papers, Inc.
   10.000% due 03/15/09                                   1,300            1,359
Tembec Industries, Inc.
   8.625% due 06/30/09                                    1,195            1,177
Tyco International Group SA
   6.750% due 02/15/11                                    1,010            1,028
                                                                  --------------
                                                                           7,177
                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
(cost $123,524)                                                          124,609
                                                                  --------------

                                                    PRINCIPAL         MARKET
                                                   AMOUNT ($)          VALUE
                                                    OR SHARES            $
--------------------------------------------------------------------------------
PREFERRED STOCKS - 0.0%
INDUSTRIALS - 0.0%
McLeodUSA, Inc. Series A (AE)                             1,750               10
                                                                  --------------

TOTAL PREFERRED STOCKS
(cost $378)                                                                   10
                                                                  --------------

WARRANTS - 0.3%
CONSUMER DISCRETIONARY - 0.3%
XM Satellite Radio Holdings, Inc. 2009
   Warrants (AE)                                            500              459
XM Satellite Radio Holdings, Inc. 2010
   Warrants (AE)                                            500                4
                                                                  --------------
                                                                             463
                                                                  --------------

FINANCIALS - 0.0%
Ono Finance 2001 Warrants                                   500               --
                                                                  --------------

INDUSTRIALS - 0.0%
McLeodUSA, Inc. 2007 Warrants (AE)                        3,879                1
                                                                  --------------

TELECOMMUNICATION SERVICES - 0.0%
GT Group Telecom Inc. - 2010
   Warrants (AE)                                          1,500                1
                                                                  --------------

TOTAL WARRANTS
(cost $164)                                                                  465
                                                                  --------------

SHORT-TERM INVESTMENTS - 9.4%
American Advantage
   Money Market Fund                                  6,507,645            6,508
Federated Investors
   Prime Cash Obligation Fund                         6,760,886            6,761
                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS
(cost $13,269)                                                            13,269
                                                                  --------------

TOTAL INVESTMENTS - 98.1%
(identified cost $137,335)                                               138,353

OTHER ASSETS AND LIABILITIES
NET - 1.9%                                                                 2,687
                                                                  --------------

NET ASSETS - 100.0%                                                      141,040
                                                                  ==============

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

See accompanying notes which are an integral part of the financial statements.

SSgA
FIXED INCOME FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- AUGUST 31, 2003

Amounts in thousands

                                                              YIELD             BOND        INTERMEDIATE      HIGH YIELD
                                                            PLUS FUND       MARKET FUND         FUND           BOND FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                           $     277,112    $     430,359    $     140,293    $     137,335
--------------------------------------------------------------------------------------------------------------------------
Investments, at market                                          277,626          434,789          142,378          138,353
Receivables:
      Dividends and interest                                        445            2,552            1,552            2,600
      Investments sold                                               --           18,556            4,862              422
      Fund shares sold                                              481              216              319            3,097
Prepaid expenses                                                      1               24                1                1
                                                          -------------    -------------    -------------    -------------
Total assets                                                    278,553          456,137          149,112          144,473
                                                          -------------    -------------    -------------    -------------

LIABILITIES
Payables:
      Investments purchased                                       3,000          115,712           11,637            3,514
      Fund shares redeemed                                           23            2,232               13               84
      Accrued fees to affiliates                                     83              135               65               85
      Other accrued expenses                                         30               15               18               17
      Daily variation margin on futures contracts                    --               42                9               --
Options written, at market value*                                    --               28                6               --
Dividends payable                                                   201               --               --               --
                                                          -------------    -------------    -------------    -------------
Total liabilities                                                 3,337          118,164           11,748            3,700
                                                          -------------    -------------    -------------    -------------

NET ASSETS                                                $     275,216    $     337,973    $     137,364    $     140,773
                                                          =============    =============    =============    =============

Net Assets Consist of:
Undistributed (overdistributed) net investment income     $         (50)   $       1,822    $         658    $       1,924
Accumulated net realized gain (loss)                             (5,600)           3,735              484           (6,454)
Unrealized appreciation (depreciation) :
   Investments                                                      514            4,430            2,085            1,018
   Futures contracts                                                 --             (177)            (117)              --
   Options written                                                   --               51               16               --
Shares of beneficial interest                                        28               33               14               17
Additional paid-in capital                                      280,324          328,079          134,224          144,268
                                                          -------------    -------------    -------------    -------------
NET ASSETS                                                $     275,216    $     337,973    $     137,364    $     140,773
                                                          =============    =============    =============    =============


NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE:
   Net asset value per share**                            $        9.94    $       10.26    $       10.08    $        8.44
      Net assets                                          $ 275,215,582    $ 337,972,649    $ 137,363,928    $ 140,772,437
      Shares outstanding ($.001 par value)                   27,678,467       32,941,795       13,621,250       16,675,707

Amounts in thousands
*    Premiums received on options written                            --               79               22               --
**   Net asset value per share equals net assets
       divided by shares of beneficial interest
       outstanding.

See accompanying notes which are an integral part of the financial statements.

SSgA
FIXED INCOME FUNDS

STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED AUGUST 31, 2003

Amounts in thousands

                                                                 YIELD           BOND        INTERMEDIATE     HIGH YIELD
                                                               PLUS FUND     MARKET FUND         FUND          BOND FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Dividends                                              $        131    $        184    $         67    $         75
      Interest                                                      4,349          12,105           4,693           9,453
                                                             ------------    ------------    ------------    ------------
Total investment income                                             4,480          12,289           4,760           9,528
                                                             ------------    ------------    ------------    ------------
EXPENSES
      Advisory fees                                                   637             931           1,009             353
      Administrative fees                                             111             129              71              68
      Custodian fees                                                   73             191             114              61
      Distribution fees                                               218              91              80             153
      Transfer agent fees                                              51              56              40              42
      Professional fees                                                29              27              33              32
      Registration fees                                                35              25              21              19
      Shareholder servicing fees                                      204             107              84              60
      Trustees' fees                                                   18              19              13              13
      Printing fees                                                    30              17              15              15
      Miscellaneous                                                    66              14               9              12
                                                             ------------    ------------    ------------    ------------
      Expenses before reductions                                    1,472           1,607           1,489             828
      Expense reductions                                               (2)            (68)           (732)             (3)
                                                             ------------    ------------    ------------    ------------
Net Expenses                                                        1,470           1,539             757             825
                                                             ------------    ------------    ------------    ------------
Net investment income (loss)                                        3,010          10,750           4,003           8,703
                                                             ------------    ------------    ------------    ------------

NET REALIZED AND
   UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
      Investments                                                      97           4,117             456             688
      Futures contracts                                                --             331           1,002              --
      Options written                                                  --             679             (46)             --
                                                             ------------    ------------    ------------    ------------
Net realized gain (loss)                                               97           5,127           1,412             688
                                                             ------------    ------------    ------------    ------------
Net change in unrealized appreciation (depreciation) on:
      Investments                                                     381          (4,551)            151           7,446
      Futures contracts                                                --            (595)           (822)             --
      Options written                                                  --              57               6              --
                                                             ------------    ------------    ------------    ------------
Net change in unrealized appreciation (depreciation)                  381          (5,089)           (665)          7,446
                                                             ------------    ------------    ------------    ------------

Net realized and unrealized gain (loss)                               478              38             747           8,134
                                                             ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS                                $      3,488    $     10,788    $      4,750    $     16,837
                                                             ============    ============    ============    ============

  See accompanying notes which are an integral part of the financial statements.

SSgA
FIXED INCOME FUNDS

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE PERIODS ENDED AUGUST 31,

Amounts in thousands

                                                          YIELD PLUS
                                                             FUND
                                                    ----------------------
                                                      2003         2002
--------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                  $   3,010    $   5,364
      Net realized gain (loss)                             97         (502)
      Net change in unrealized appreciation
        (depreciation)                                    381         (465)
                                                    ---------    ---------
Net increase (decrease) in net assets from
  operations                                            3,488        4,397
                                                    ---------    ---------
DISTRIBUTIONS
      From net investment income                       (3,010)      (5,364)
      From net realized gain                               --           --
                                                    ---------    ---------
Net decrease in net assets from
  distributions                                        (3,010)      (5,364)
                                                    ---------    ---------
SHARE TRANSACTIONS
      Net increase (decrease) in net assets
        from share transactions                        10,087        5,530
                                                    ---------    ---------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS            10,565        4,563

NET ASSETS
      Beginning of period                             264,651      260,088
                                                    ---------    ---------
      End of period                                 $ 275,216    $ 264,651
                                                    =========    =========
      Undistributed (overdistributed) net
        investment income included in net assets    $     (50)   $     (50)

See accompanying notes which are an integral part of the financial statements.

                                                          BOND MARKET              INTERMEDIATE            HIGH YIELD BOND
                                                             FUND                      FUND                     FUND
                                                    ----------------------    ----------------------    ----------------------
                                                      2003         2002         2003         2002         2003         2002
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                  $  10,750    $  13,584    $   4,003    $   3,656    $   8,703    $   5,051
      Net realized gain (loss)                          5,127        6,082        1,412        1,328          688       (2,052)
      Net change in unrealized appreciation
        (depreciation)                                 (5,089)       2,518         (665)       1,108        7,446       (4,208)
                                                    ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in net assets from
  operations                                           10,788       22,184        4,750        6,092       16,837       (1,209)
                                                    ---------    ---------    ---------    ---------    ---------    ---------
DISTRIBUTIONS
      From net investment income                      (10,310)     (14,144)      (3,858)      (3,737)      (7,884)      (4,459)
      From net realized gain                           (5,319)          --       (1,438)      (1,118)          --           --
                                                    ---------    ---------    ---------    ---------    ---------    ---------
Net decrease in net assets from
  distributions                                       (15,629)     (14,144)      (5,296)      (4,855)      (7,884)      (4,459)
                                                    ---------    ---------    ---------    ---------    ---------    ---------
SHARE TRANSACTIONS
      Net increase (decrease) in net assets
        from share transactions                        55,538       (8,105)      35,558       20,754       32,493       60,348
                                                    ---------    ---------    ---------    ---------    ---------    ---------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS            50,697          (65)      35,012       21,991       41,446       54,680

NET ASSETS
      Beginning of period                             287,276      287,341      102,352       80,361       99,327       44,647
                                                    ---------    ---------    ---------    ---------    ---------    ---------
      End of period                                 $ 337,973    $ 287,276    $ 137,364    $ 102,352    $ 140,773    $  99,327
                                                    =========    =========    =========    =========    =========    =========
      Undistributed (overdistributed) net
        investment income included in net assets    $   1,822    $   1,370    $     658    $     513    $   1,924    $   1,105

See accompanying notes which are an integral part of the financial statements.

SSgA
FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE PERIODS ENDED

For a Share Outstanding Throughout Each Period.

                                $                  $                 $                $                 $                  $
                        NET ASSET VALUE,         NET           NET REALIZED     TOTAL INCOME      DISTRIBUTIONS      DISTRIBUTIONS
                          BEGINNING OF        INVESTMENT      AND UNREALIZED        FROM            FROM NET           FROM NET
                             PERIOD        INCOME (LOSS)(a)     GAIN (LOSS)      OPERATIONS     INVESTMENT INCOME    REALIZED GAIN
----------------------------------------------------------------------------------------------------------------------------------
YIELD PLUS
August 31, 2003                9.92              .12                .01              .13              (.11)                --
August 31, 2002 (1)            9.96              .21               (.05)             .16              (.20)                --
August 31, 2001                9.92              .51                .06              .57              (.53)                --
August 31, 2000                9.90              .59                .01              .60              (.58)                --
August 31, 1999                9.97              .54               (.07)             .47              (.54)                --

BOND MARKET
August 31, 2003               10.42              .36                .02              .38              (.35)              (.19)
August 31, 2002 (1)           10.16              .48                .28              .76              (.50)                --
August 31, 2001                9.70              .57                .54             1.11              (.65)                --
August 31, 2000                9.63              .58                .06              .64              (.57)                --
August 31, 1999               10.35              .54               (.52)             .02              (.54)              (.20)

INTERMEDIATE FUND
August 31, 2003               10.13              .32                .09              .41              (.33)              (.13)
August 31, 2002 (1)           10.02              .41                .26              .67              (.43)              (.13)
August 31, 2001                9.52              .53                .56             1.09              (.59)                --
August 31, 2000                9.51              .55                .01              .56              (.54)              (.01)
August 31, 1999               10.04              .49               (.35)             .14              (.51)              (.16)

HIGH YIELD BOND
August 31, 2003                7.85              .60                .54             1.14              (.55)                --
August 31, 2002                8.75              .70               (.90)            (.20)             (.70)                --
August 31, 2001               10.14              .92              (1.30)            (.38)            (1.01)                --
August 31, 2000               10.32              .96               (.21)             .75              (.93)                --
August 31, 1999                9.90              .78                .30             1.08              (.66)                --

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the Bond Market Fund for the year ended August 31, 2002 was to decrease net investment income per share by $.02, increase the net realized and net unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.72% to 4.53%. The effect of this change for the Yield Plus and Intermediate Funds for the year ended August 31, 2002 amounted to less than $.005 per share on net investment income and net realized and net unrealized gains and losses. The ratio of net investment income to average net assets was not materially affected. Per share ratios and supplemental data for the Yield Plus, Bond Market and Intermediate Funds for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(a)  Average month-end shares outstanding were used for this calculation.

See accompanying notes which are an integral part of the financial statements.

                                                $                           $
                             $           NET ASSET VALUE,     %        NET ASSETS,
                           TOTAL              END OF        TOTAL     END OF PERIOD
                        DISTRIBUTIONS         PERIOD        RETURN        (000)
-----------------------------------------------------------------------------------
YIELD PLUS
August 31, 2003              (.11)              9.94         1.39        275,216
August 31, 2002 (1)          (.20)              9.92         1.80        264,651
August 31, 2001              (.53)              9.96         5.86        260,088
August 31, 2000              (.58)              9.92         6.28        494,376
August 31, 1999              (.54)              9.90         4.67        525,494

BOND MARKET
August 31, 2003              (.54)             10.26         3.79        337,973
August 31, 2002 (1)          (.50)             10.42         7.76        287,276
August 31, 2001              (.65)             10.16        11.87        287,341
August 31, 2000              (.57)              9.70         6.92        325,627
August 31, 1999              (.74)              9.63          .07        269,284

INTERMEDIATE FUND
August 31, 2003              (.46)             10.08         4.11        137,364
August 31, 2002 (1)          (.56)             10.13         6.94        102,352
August 31, 2001              (.59)             10.02        11.90         80,361
August 31, 2000              (.55)              9.52         6.12         66,621
August 31, 1999              (.67)              9.51         1.36         71,550

HIGH YIELD BOND
August 31, 2003              (.55)              8.44        15.18        140,773
August 31, 2002              (.70)              7.85        (2.50)        99,327
August 31, 2001             (1.01)              8.75        (3.80)        44,647
August 31, 2000              (.93)             10.14         7.67         53,689
August 31, 1999              (.66)             10.32        11.21         34,847

                                %                   %                   %
                        RATIO OF EXPENSES   RATIO OF EXPENSES      RATIO OF NET
                           TO AVERAGE          TO AVERAGE       INVESTMENT INCOME          %
                           NET ASSETS,         NET ASSETS,         TO AVERAGE         PORTFOLIO
                               NET                GROSS            NET ASSETS       TURNOVER RATE
-------------------------------------------------------------------------------------------------
YIELD PLUS
August 31, 2003                .58                 .58                 1.18             70.70
August 31, 2002 (1)            .53                 .53                 2.17             80.03
August 31, 2001                .48                 .48                 5.31             86.19
August 31, 2000                .42                 .42                 5.90            162.12
August 31, 1999                .41                 .41                 5.29            167.12

BOND MARKET
August 31, 2003                .50                 .52                 3.46            649.90
August 31, 2002 (1)            .49                 .49                 4.71            532.00
August 31, 2001                .46                 .46                 5.75            388.98
August 31, 2000                .48                 .48                 6.09            248.34
August 31, 1999                .50                 .50                 5.50            327.83

INTERMEDIATE FUND
August 31, 2003                .60                1.18                 3.17            146.13
August 31, 2002 (1)            .60                1.18                 4.09            620.02
August 31, 2001                .60                1.22                 5.44            345.31
August 31, 2000                .60                1.18                 5.85            225.31
August 31, 1999                .60                1.11                 5.02            304.47

HIGH YIELD BOND
August 31, 2003                .70                 .70                 7.39            148.72
August 31, 2002                .75                 .75                 8.83            149.45
August 31, 2001                .71                 .73                 9.90            217.68
August 31, 2000                .68                 .69                 9.56            164.01
August 31, 1999                .65                 .87                 7.97            234.31

  See accompanying notes which are an integral part of the financial statements.

SSgA
FIXED INCOME FUNDS

NOTES TO STATEMENT OF NET ASSETS -- AUGUST 31, 2003

FOOTNOTES:
(AE) Nonincome-producing security.
(o)  Real Estate Investment Trust (REIT).
(s) Held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(a)  Currency balances were held in connection with futures contracts purchased
     (sold), options written, or swaps entered into by the Fund. See Note 2.
(y)  Rate noted is yield-to-maturity from date of acquisition.
(c)  Fair value is at amortized cost, which approximates market.
(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(d)  Forward commitment.
(r)  Perpetual floating rate security.
(u)  Bond is insured by a guarantor.
(Y) This security has been fair valued in accordance with Board approved pricing policies. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized.
(ae) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(O)  In default.
(C)  At net asset value.

ABBREVIATIONS:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
ADS - American Depositary Share
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
PIK - Payment in Kind
FDIC - Federal Deposit Insurance Company
REMIC - Real Estate Mortgage Investment Conduit
STRIP - Separate Trading of Registered Interest and Principal of Securities TBA - To Be Announced Security

FOREIGN CURRENCY ABBREVIATIONS:
   ARS - Argentine peso
   AUD - Australian dollar
   BRL - Brazilian real
   CAD - Canadian dollar
   CHF - Swiss franc
   CLP - Chilean peso
   CNY - Chinese renminbi yuan
   COP - Colombian peso
   CRC - Costa Rica colon
   CZK - Czech koruna
   DKK - Danish krone
   EGP - Egyptian pound
   EUR - Euro
   GBP - British pound sterling
   HKD - Hong Kong dollar
   HUF - Hungarian forint
   IDR - Indonesian rupiah
   IEP - Irish pundt
   ILS - Israeli shekel
   INR - Indian rupee
   ITL - Italian lira
   JPY - Japanese yen
   KES - Kenyan schilling
   KRW - South Korean won
   MXN - Mexican peso
   MYR - Malaysian ringgit
   PEN - Peruvian nouveau sol
   PHP - Philippine peso
   PLN - Polish zloty
   RUB - Russian ruble
   SEK - Swedish krona
   SGD - Singapore dollar
   SKK - Slovakian koruna
   THB - Thai baht
   TRL - Turkish lira
   USD - United States dollar
   VEB - Venezuelan bolivar
   VND - Vietnam dong
   ZAR - South African rand

SSgA
FIXED INCOME FUNDS

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2003

1.  ORGANIZATION

    The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios, referred to as "the Funds", which are in operation as of August 31, 2003. These financial statements report on four funds, each of which has distinct investment objectives and strategies. The Investment Company is a no-load, diversified open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. Effective July 31, 2003 the Funds began offering Class R shares. Each share class has different distribution and shareholder servicing fee arrangements. Class R shares of the SSgA Funds may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor. As of the date of this report there are no Class R shares outstanding.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

    Security valuation

    Debt securities listed and traded principally on any national securities exchange are valued at the evaluated bid price or, if there were no sales on that day, at the last reported bid price, on the primary exchange on which the security is traded. Over-the-counter, fixed-income securities and options are valued on the basis of the last sale price. Exchange listed futures contracts are valued on a basis of the last quoted daily settlement prices established by the exchange on which trade. If there were no sales, futures are valued at the last reported bid price. Investments in other mutual funds are valued at their net asset value per share. Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Accordingly, fixed-income securities may be valued using prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the market value of such securities.

    Short-Term instruments purchased by the Funds and maturing within 60 days at the time of purchase are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

    Money market instruments maturing within 60 days of the valuation date are valued at "amortized cost".

    The Funds may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

    Securities transactions

    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

    Investment income

    Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

    Amortization and accretion

    All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes. All premiums and discounts, including original issue discounts, are amortized/accreted for using the interest method.

    Federal income taxes

    Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

    It is the Funds' intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires each Fund to distribute substantially all of their taxable income. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required.

    At August 31, 2003, the following Funds had net tax basis capital loss carryovers, which may be applied against any realized net taxable gains in each succeeding year or until its expiration dates, whichever occurs first:

    CAPITAL LOSS CARRYOVERS

                                                              EXPIRATION YEAR
                          ---------------------------------------------------------------------------------------
                           08/31/2004     08/31/2007     08/31/2008     08/31/2009     08/31/2010     08/31/2011
        ---------------------------------------------------------------------------------------------------------
        Yield Plus        $    971,119   $  1,891,303   $     80,342   $  2,135,735   $         --   $    519,218
        High Yield Bond             --             --        108,278      1,007,535      4,864,559        220,123

    As permitted by tax regulations, the Funds may defer a net realized capital loss incurred from November 1, 2002 to August 31, 2003, and treat it as arising in the fiscal year 2004. As of August 31, 2003, the Funds did not realize a capital loss.

    At August 31, 2003, the components of distributable earnings on a tax basis were as follows:

    COMPONENTS OF DISTRIBUTABLE EARNINGS:

                                                           YIELD             BOND                           HIGH YIELD
                                                           PLUS             MARKET       INTERMEDIATE          BOND
     -------------------------------------------------------------------------------------------------------------------
    Cost of Investments for Tax Purposes               $ 277,113,523    $ 430,659,314    $ 140,785,513    $ 137,588,710
    Gross Tax Unrealized Appreciation                        632,810        7,087,505        2,997,247        5,122,650
    Gross Tax Unrealized Depreciation                       (120,081)      (2,957,329)      (1,405,006)      (4,358,391)
                                                       -------------    -------------    -------------    -------------
    Net Tax Unrealized Appreciation (Depreciation)     $     512,729    $   4,130,176    $   1,592,241    $     764,259
                                                       =============    =============    =============    =============
    Undistributed Ordinary Income                      $     150,933    $   5,417,560    $   1,303,185    $   1,924,016
    Undistributed Long-Term Gains
        (Capital Loss Carryforward)                    $  (5,597,717)   $   1,118,662    $     254,198    $  (6,200,495)

    TAX COMPOSITION OF DISTRIBUTIONS:
    Ordinary Income                                    $   3,009,572    $  13,884,656    $   4,802,728    $   7,883,825
    Long-term Capital Gains                            $          --    $   1,743,822    $     492,874    $          --

    Dividends and distributions to shareholders

    The Funds declare and record dividends on net investment income daily and pay them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

    The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from net investment income and realized gains recognized for financial reporting purposes. These differences relate primarily to investments in futures, options, losses deferred due to wash sales and straddles, and capital loss carryforwards. Permanent differences between book and tax accounting are reclassified to paid in capital. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

    Expenses

    Most expenses can be directly attributed to each Fund. Expenses of the Investment Company which cannot be directly attributed such as Trustee fees, insurance, legal, and other expenses will be allocated among all funds based principally on their relative net assets.

    Forward commitments/mortgage dollar rolls

    The Bond Market Fund, Intermediate Fund, and High Yield Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days)(i.e., a "forward commitment" or "delayed settlement" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The Funds may enter into mortgage dollar rolls (principally in TBA's) in which a fund sells a mortgage security and simultaneously contracts to repurchase a substantially similar mortgage security on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage security. The Fund is compensated by the difference between the current sales price and the lower forward price of the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The compensation is recorded as deferred income and amortized over the life of the roll. A forward commitment transaction involves a risk of loss if the value of the security to be sold by the fund declines below the repurchase price of those securities or the other party to the transaction fails to complete the transaction. The Funds record forward commitments on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

    Derivatives

    To the extent permitted by the investment objective, restrictions and policies set forth in each Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Funds' use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Funds in meeting its investment objective.

    The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by a fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

    Futures contracts

    The Funds are currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by each Fund and the prices of futures contracts and the possibility of an illiquid market or inability of counterparties to meet the terms of their contracts. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

    Options

    The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies.

    When a fund writes a covered call or a put option, an amount equal to the premium received by a Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

    The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund's exposure to off balance sheet risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

    Written Options Contracts

    Fund transactions in written options contracts for the year ended August 31, 2003 were as follows:

                                          BOND MARKET             INTERMEDIATE
                                     NUMBER OF    PREMIUMS    NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED    CONTRACTS    RECEIVED
    -------------------------------------------------------------------------------
    Outstanding at August 31, 2002         400    $    411           55    $     44
    Written                              4,760       2,318          736         357
    Closed                              (3,341)     (2,020)        (516)       (366)
    Expired                             (1,395)       (630)        (135)        (13)
                                     ---------    --------    ---------    --------
    Outstanding at August 31, 2003         424    $     79          140    $     22
                                     =========    ========    =========    ========

3.  INVESTMENTS TRANSACTIONS

    Securities

    For the year ended August 31, 2003, purchases and sales of investment securities, excluding US Government and Agency obligations, short-term investments, futures contracts, and repurchase agreements aggregated to the following:

                           PURCHASES         SALES
    --------------------------------------------------
    Yield Plus           $ 141,844,182   $ 122,797,864
    Bond Market             54,253,666      50,738,062
    Intermediate            34,244,160      13,733,047
    High Yield Bond        203,815,223     156,914,753

    For the year ended August 31, 2003, purchases and sales of US Government and Agency obligations, excluding short-term investments and futures contracts, aggregated to the following:

                           PURCHASES         SALES
    --------------------------------------------------
    Yield Plus          $  35,297,027  $  47,376,006
    Bond Market           765,262,268    774,875,036
    Intermediate          191,565,026    153,826,881

    Securities Lending

    The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers dealers and other financial institutions. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

    Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as security lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery or loss of rights in the securities loaned or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2003, there were no outstanding securities on loan and no securities lending income earned during the year.

4.  RELATED PARTIES

    Adviser

    The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company.

    The Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Adviser, calculated daily and paid monthly, at the following annual rates of their average daily net assets:

                             %
    ----------------------------
    Yield Plus              0.25
    Bond Market             0.30
    Intermediate            0.80
    High Yield Bond         0.30

    The Adviser has contractually agreed to reimburse the Bond Market Fund for all expenses in excess of .50% of its average daily net assets on an annual basis. The total amount of reimbursement for the year ended August 31, 2003 was $64,792. As of August 31, 2003, the Adviser fee payable has been netted against the receivable due from Adviser for reimbursed expenses in excess of the expense cap.

    The Adviser has contractually agreed for the Intermediate Fund to waive .50% of its .80% Advisory fee. The Adviser has also contractually agreed to reimburse the Fund for all expenses in excess of .60% of its average daily net assets on an annual basis. The total amounts of the waiver and reimbursement for the year ended August 31, 2003 were $630,734 and $100,160, respectively.

    The Adviser has contractually agreed to reimburse the High Yield Bond Fund for all expenses in excess of .75% of its average daily net assets on an annual basis. As of August 31, 2003, no reimbursement has been made.

    The Adviser also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary accordingly to number of positions and transactions plus out-of-pocket expenses.

    State Street also serves as the transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay an annual fee, an additional charge for each account, plus out-of-pocket expenses. State Street has entered into an agreement with Boston Financial Data Services, Inc. (BFDS) under which BFDS serves as sub-transfer agent.

    In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the period, the Funds' custodian fees were reduced by the following under these arrangements:

                         AMOUNT PAID
    --------------------------------
    Yield Plus           $     1,172
    Bond Market                2,757
    Intermediate                 802
    High Yield Bond            2,549

    Administrator

    The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Funds pay the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all five of the Investment Company's U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. In addition, the Fund reimburses the administrator for out-of-pocket expenses.

    Distributor and Shareholder Servicing

    The Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

    The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

    The Funds have Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet") (collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Funds pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents.

    For the year ended August 31, 2003, the Funds paid the following shareholder servicing expenses to affiliated service providers:

                                        GLOBAL
                         STATE STREET   MARKETS   CITISTREET
    --------------------------------------------------------
    Yield Plus           $     63,669   $ 4,763   $   55,846
    Bond Market                69,599     8,864        4,261
    Intermediate               31,537     1,742       23,848
    High Yield Bond            27,903    11,032           --

    The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during the year.

    The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of each Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of each Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Funds' responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Funds' shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2003.

    Board of Trustees

    The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

    Each Fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustee fees payable. The deferred fees remain invested in certain SSgA Funds until distribution in accordance with the Deferred Plan.

    Accrued fees payable to affiliates and trustees as of August 31, 2003 were as follows:

                                     YIELD       BOND                     HIGH YIELD
                                     PLUS       MARKET     INTERMEDIATE      BOND
    --------------------------------------------------------------------------------
    Advisory fees                  $  54,027   $  80,909   $     29,424   $   32,097
    Administrative fees                9,144      11,626          6,185        5,950
    Custodian fees                     7,510      17,536          8,218        8,229
    Distribution fees                    894       2,291          4,702       18,634
    Shareholder servicing fees           591       9,686          7,595       10,474
    Transfer agent fees                7,658       9,310          6,637        7,074
    Trustees' fees                     2,897       3,193          2,507        2,505
                                   ---------   ---------   ------------   ----------
                                   $  82,721   $ 134,551   $     65,268   $   84,963
                                   =========   =========   ============   ==========

    Beneficial Interest

    As of August 31, 2003, the following table includes shareholders (two of which were also affiliates of the Investment Company) with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund:

                                   # OF SHAREHOLDERS          %
    ---------------------------------------------------------------
    Yield Plus                             3                 50.4
    Intermediate                           1                 11.6

5.  FUND SHARE TRANSACTIONS:

                                                                 (AMOUNTS IN THOUSANDS)
                                                              FISCAL YEARS ENDED AUGUST 31,
                                                       --------------------------------------------
                                                             SHARES                 DOLLARS
                                                       ------------------    ----------------------
                                                         2003       2002       2003         2002
                                                       -------    -------    ---------    ---------
    YIELD PLUS
      Proceeds from shares sold                         21,568     24,434    $ 214,239    $ 243,119
      Proceeds from reinvestment of distributions          300        541        2,982        5,382
      Payments for shares redeemed                     (20,856)   (24,409)    (207,134)    (242,971)
                                                       -------    -------    ---------    ---------
      Total net increase (decrease)                      1,012        566    $  10,087    $   5,530
                                                       =======    =======    =========    =========

    BOND MARKET
      Proceeds from shares sold                         15,358     13,281    $ 159,492    $ 134,148
      Proceeds from reinvestment of distributions          938        640        9,623        6,429
      Payments for shares redeemed                     (10,922)   (14,643)    (113,577)    (148,682)
                                                       -------    -------    ---------    ---------
      Total net increase (decrease)                      5,374       (722)   $  55,538    $  (8,105)
                                                       =======    =======    =========    =========

    INTERMEDIATE
      Proceeds from shares sold                          7,769      6,818    $  78,851    $  67,603
      Proceeds from reinvestment of distributions          372        371        3,758        3,652
      Payments for shares redeemed                      (4,627)    (5,103)     (47,051)     (50,501)
                                                       -------    -------    ---------    ---------
      Total net increase (decrease)                      3,514      2,086    $  35,558    $  20,754
                                                       =======    =======    =========    =========

    HIGH YIELD BOND
      Proceeds from shares sold                         21,588     12,668    $ 175,298    $ 102,091
      Proceeds from reinvestment of distributions          684        216        5,452        1,789
      Payments for shares redeemed                     (18,248)    (5,334)    (148,257)     (43,532)
                                                       -------    -------    ---------    ---------
      Total net increase (decrease)                      4,024      7,550    $  32,493    $  60,348
                                                       =======    =======    =========    =========

6.  INTERFUND LENDING PROGRAM

    The Funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Funds did not utilize the interfund lending program during this period.

7.  DIVIDENDS

    On September 2, 2003, the Funds declared the following dividends from net investment income payable on September 8, 2003 to shareholders on record September 3, 2003.

                                                       NET INVESTMENT
                                                           INCOME
    -----------------------------------------------------------------
    Bond Market                                        $       0.0719
    Intermediate                                               0.0751
    High Yield Bond                                            0.1561

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statements of assets and liabilities and statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SSgA Yield Plus Fund, SSgA Bond Market Fund, SSgA Intermediate Fund, and SSgA High Yield Bond Fund (four of the funds comprising SSgA Funds, hereafter referred to as the "Funds") at August 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
October 17, 2003

SSgA
FIXED INCOME FUNDS

TAX INFORMATION-- AUGUST 31, 2003 (UNAUDITED)

    The Funds paid distributions from long-term capital gains during their taxable year ended August 31, 2003 as follows:

    Bond Market            $ 1,743,822
    Intermediate               492,874

    For the tax year ended August 31, 2003, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

    The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.

    Please consult a tax advisor for questions about federal or state income tax laws.

SSgA
FIXED INCOME FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES AND OFFICERS --
AUGUST 31, 2003 (UNAUDITED)

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers.

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)     IN COMPLEX              OTHER
         AGE,                LENGTH OF            OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED         OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson,       Trustee since 1988   Appointed     - Vice Chairman, Frank             25      - Trustee, Frank Russell
Age 64                                       until           Russell Company;                           Investment Company Funds and
                        Interested Person    successor     - Chairman of the Board,                     Russell Investment Funds
                        of the SSgA Funds    is duly         Frank Russell Investment                   (investment companies); and
909 A Street            (as defined in the   elected and     Management Company, Frank                - Director, Russell Insurance
Tacoma, WA 98402        1940 Act) due to     qualified       Russell Investment Company                 Agency, Inc., Frank Russell
                        his employment by                    Funds and Russell                          Investments (Ireland)
                        the parent company   Until           Investment Funds; and                      Limited, Frank Russell
                        of the               successor     - Chairman of the Board and                  Investment Company plc;
                        Administrator        is chosen       Chief Executive Officer,                   Frank Russell Investment
                                             and             Russell Fund Distributors,                 Company II plc, Frank
                        Chairman of the      qualified by    Inc. and Frank Russell                     Russell Investment Company
                        Board and President  the             Trust Company.                             III plc, Frank Russell
                                             Trustees.                                                  Institutional Funds plc,
                        Member, Governance                                                              Frank Russell Qualifying
                        Committee                                                                       Investor Fund, and Frank
                                                                                                        Russell Investments (Cayman)
                        Member, Valuation                                                               Ltd.
                        Committee

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)     IN COMPLEX              OTHER
         AGE,                LENGTH OF            OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED         OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
  (CONTINUED)

Timothy B. Harbert      Trustee since 2003   Appointed     - 2001 to Present, Chairman        25      Listed under Principal
Age 53                                       until           and Chief Executive                      Occupations
                        Interested Person    successor is    Officer, State Street
State Street Financial  of the SSgA Funds    duly elected    Global Advisors;
Center                  as defined in the    and qualified - 1992 to 2001, President
One Lincoln Street      1940 Act) due to                     and Chief Operating
Boston, MA 02111-2900   his employment by                    Officer, State Street
                        an affiliate of                      Global Advisors;
                        the Advisor                        - 1996 to Present, Executive
                                                             Vice President, State
                        Member, Governance                   Street Bank & Trust
                        Committee                            Company;
                                                           - Director, Citistreet, LLC;
                        Member, Valuation                    State Street Bank, Paris;
                        Committee                            State Street Global
                                                             Advisors, Ltd., London;
                                                             State Street Global
                                                             Advisors, GmbH, Munich;
                                                             State Street Global
                                                             Advisors, Canada, Ltd.;
                                                             State Street Global
                                                             Advisors, Australia, Ltd.;
                                                             State Street Global
                                                             Advisors, Japan, Ltd.;
                                                             State Street Global
                                                             Markets, LLC; Bentley
                                                             College;
                                                           - Chairman of the Board,
                                                             StreetTracks, LLC; State
                                                             Street Global Advisors
                                                             Fund Management, LLC;
                                                             State Street Global
                                                             Advisors, Inc. (Delaware);
                                                             Bel Air Investment
                                                             Advisors, LLC; and
                                                           - President and Director,
                                                             State Street Global
                                                             Advisors, Cayman.

INDEPENDENT TRUSTEES

William L. Marshall     Trustee since 1988   Appointed     - Chief Executive Officer          25      None
Age 60                                       until           and President,
                        Chairman, Audit      successor is    Wm. L. Marshall Associates,
33 West Court Street    Committee            duly elected    Inc., Wm. L. Marshall
Doylestown, PA 18901                         and             Companies, Inc. and the
                        Member, Governance   qualified       Marshall Financial Group,
                        Committee                            Inc. (a registered investment
                                                             advisor and provider of
                        Member, Valuation                    financial and related
                        Committee                            consulting services);
                                                           - Certified Financial
                                                             Planner and Member,
                                                             Financial Planners
                                                             Association; and
                                                           - Registered Representative
                                                             and Principal for
                                                             Securities with Cambridge
                                                             Investment Research, Inc.,
                                                             Fairfield, Iowa.

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)     IN COMPLEX              OTHER
         AGE,                LENGTH OF            OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED         OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  (CONTINUED)

Steven J. Mastrovich    Trustee since 1988   Appointed     - September 2000 to Present,       25      None
Age 46                                       until           Global Head of Structured
                        Member, Audit        successor       Real Estate, J.P. Morgan
623 Clapboard Street    Committee            is duly         Investment Management
Westwood, MA 02090                           elected and     (private real estate
                        Member, Governance   qualified       investment for clients
                        Committee                            primarily outside of the
                                                             US to locate private real
                        Member, Valuation                    estate investments in the
                        Committee                            US);
                                                           - January 2000 to September
                                                             2000, Managing Director,
                                                             HSBC Securities (USA)
                                                             Inc.;
                                                           - From 1998 to 2000,
                                                             President, Key Global
                                                             Capital, Inc.;
                                                           - From 1997 to 1998,
                                                             Partner, Squire, Sanders &
                                                             Dempsey (law firm); and
                                                           - From 1994 to 1997,
                                                             Partner, Brown, Rudnick,
                                                             Freed & Gesmer (law firm).

Patrick J. Riley        Trustee since 1988   Appointed     - 2003 to Present, Associate       25      Director - SSgA Cash
Age 54                                       until           Justice, Commonwealth of                 Management Fund PLC, State
                        Member, Audit        successor is    Massachusetts Superior                   Street Global Advisors
One Corporate Place     Committee            duly elected    Court; and                               Ireland, Ltd.
55 Ferncroft Road                            and
Danvers, MA 01923       Member, Governance   qualified     - Partner, Riley, Burke &
                        Committee                            Donahue, L.L.P. (law
                                                             firm).
                        Member, Valuation
                        Committee

Richard D. Shirk        Trustee since 1988   Appointed     - March 2001 to April 2002,        25      Listed under Principal
Age 57                                       until           Chairman, Cerulean                       Occupations
                        Member, Audit        successor is    Companies, Inc. (holding
1180 Brookgate Way, NE  Committee            duly elected    company) (Retired);
Atlanta, GA 30319-2877                       and           - 1996 to March 2001,
                        Member, Governance   qualified       President and Chief
                        Committee                            Executive Officer,
                                                             Cerulean Companies, Inc.;
                        Member, Valuation                  - 1992 to March 2001,
                        Committee                            President and Chief
                                                             Executive Officer, Blue
                                                             Cross/Blue Shield of
                                                             Georgia;
                                                           - 1993 to November 2001,
                                                             Chairman and Board Member,
                                                             Georgia Caring for
                                                             Children Foundation
                                                             (private foundation);
                                                           - November 1998 to Present,
                                                             Board Member, Healthcare
                                                             Georgia Foundation
                                                             (private foundation); and
                                                           - September 2002 to Present,
                                                             Board Member, Amerigroup
                                                             Corp.

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)     IN COMPLEX              OTHER
         AGE,                LENGTH OF            OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED         OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  (CONTINUED)

Bruce D. Taber          Trustee since 1991   Appointed     - Consultant, Computer             25      Director - SSgA Cash
Age 60                                       until           Simulation, General                      Management Fund PLC, State
                        Member, Audit        successor is    Electric Industrial                      Street Global Advisors
26 Round Top Road       Committee            duly elected    Control Systems.                         Ireland, Ltd.
Boxford, MA 01921                            and
                        Member, Governance   qualified
                        Committee

                        Member, Valuation
                        Committee

Henry W. Todd           Trustee since 1988   Appointed     - Chairman, President and          25      Director - SSgA Cash
Age 56                                       until           CEO, A.M. Todd Group,                    Management Fund PLC, State
                        Member, Audit        successor is    Inc.; and                                Street Global Advisors
150 Domorah Drive       Committee            duly elected  - President and CEO, Zink &                Ireland, Ltd.
Montgomeryville, PA                          and             Triest Co., Inc. (dealer
18936                   Member, Governance   qualified       in vanilla flavor
                        Committee                            materials).

                        Member, Valuation
                        Committee

                         POSITION(S) HELD
        NAME,              WITH FUND AND         TERM                               PRINCIPAL OCCUPATION(S)
         AGE,                LENGTH OF            OF                                      DURING THE
       ADDRESS              TIME SERVED         OFFICE                                   PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Agustin J. Fleites      Principal Executive  Until         - 2001 to Present, Senior Principal, State Street Global Advisors;
Age 37                  Officer and Chief    successor is    President, SSgA Funds Management, Inc.; Managing Director, Advisor
                        Executive Officer    chosen and      Strategies;
State Street Financial  since 2003           qualified by  - 1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Center                                       Trustees        and SSgA Latin America; and
One Lincoln Street                                         - 1993-1999, Principal, Head of Asset Allocation Strategies.
Boston, MA 02111-2900

J. David Griswold       Vice President and   Until         - Director - Global Regulatory Policy and Assistant Secretary, Frank
Age 46                  Secretary since      successor is    Russell Company;
                        1994                 chosen and    - Assistant Secretary and Associate General Counsel, Frank Russell
909 A Street                                 qualified by    Investment Management Company, Frank Russell Capital Inc., and Frank
Tacoma, WA 98402                             Trustees        Russell Investments (Delaware), Inc.;
                                                           - Assistant Secretary and Associate General Counsel, Russell Fund
                                                             Distributors, Inc.
                                                           - Director, Secretary and Associate General Counsel, Frank Russell
                                                             Securities, Inc.; and
                                                           - Secretary, Frank Russell Canada Limited/Limitee.

James Ross              Vice President       Until         - 2001 to Present, Principal, SSgA Funds Management, Inc.;
Age 37                  since 2002           successor is  - 2000 to Present, Principal, State Street Global Advisors;
                                             chosen and    - 1992 to 2000, Vice President, State Street Corporation; and
State Street Financial                       qualified by  - 2000 to Present, Vice President, StreetTracks Series Trust.
Center                                       Trustees
One Lincoln Street
Boston, MA 02111-2900

Mark E. Swanson         Treasurer and        Until         - Director - Investment Operations, Frank Russell Investment Management
Age 39                  Principal            successor is    Company and Frank Russell Trust Company; and
                        Accounting Officer   chosen and    - Treasurer and Chief Accounting Officer, Frank Russell Investment
909 A Street            since 2000           qualified by    Company and Russell Investment Funds.
Tacoma, WA 98402                             Trustees

SSgA
FIXED INCOME FUNDS
STATE STREET FINANCIAL CENTER
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

TRUSTEES
  Lynn L. Anderson, Chairman
  Timothy B. Harbert
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

OFFICERS
  Lynn L. Anderson, President
  Agustin J. Fleites, Principal Executive Officer and CEO
  Mark E. Swanson, Treasurer and Principal Accounting Officer
  J. David Griswold, Vice President and Secretary
  James Ross, Vice President
  Deedra S. Walkey, Assistant Secretary
  Ross E. Erickson, Assistant Treasurer
  David J. Craig, Assistant Treasurer
  Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
  SSgA Funds Management, Inc.
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

DISTRIBUTOR
  State Street Global Markets, LLC
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington 98402

LEGAL COUNSEL
  Goodwin Procter LLP
  Exchange Place
  Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110

                                                              FIAR-08/31 (38969)

[SSgA(R) FUNDS LOGO]


INTERMEDIATE MUNICIPAL BOND FUND


ANNUAL REPORT

AUGUST 31, 2003

                                  SSgA(R) Funds

                        Intermediate Municipal Bond Fund

                                  Annual Report

                                 August 31, 2003

                                Table of Contents

                                                                     PAGE
President's Letter                                                      3
Portfolio Management Discussion and Analysis                            5
Statement of Net Assets                                                 9
Statement of Assets and Liabilities                                    13
Statement of Operations                                                14
Statement of Changes in Net Assets                                     15
Financial Highlights                                                   16
Notes to Statement of Net Assets                                       18
Notes to Financial Statements                                          19
Report of Independent Auditors                                         24
Tax Information                                                        25
Disclosure of Information About Fund Trustees and Officers             26
Fund Management and Service Providers                                  31


"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. State Street Global Markets, LLC, is the distributor of the SSgA Funds.

SSgA Intermediate Municipal Bond Fund

Letter from the President of SSgA Funds Management, Inc.

DEAR SHAREHOLDERS,

It is my pleasure as President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2003. The assets in the SSgA Fund Family exceeded $29 billion as of August 31, 2003. The enclosed information provides an overview of the investment process, a discussion of the portfolio's management, performance updates and financial information through August 31, 2003.

The fund family grew significantly over the past fiscal year with an 18% increase in assets under management since August 31, 2002. The fund family is comprised of a diverse group of strategies including money market, fixed income, domestic and international equity and balanced funds.

The past year has shown a resurgence of the equity markets with the S&P 500(R), the Russell 2500(R), the Russell 2000(R), and the Wilshire REIT Indices all posting positive returns. The international markets also generated positive results as indicated by the MSCI(R) EAFE(R) and the MSCI(R) EMF Indices.

The fixed income arena also experienced positive returns, albeit in a very low interest rate environment. The Lehman Brothers Government/Corporate Index, the Lehman Brothers Aggregate and the Lehman Brothers High Yield Bond Index all generated positive results for the time frame.

Thank you for choosing the SSgA Funds.


Sincerely,

/s/ Agustin J. Fleites

Agustin J. Fleites
SSgA Funds Management, Inc.
President

SSgA

INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity of between three and ten years.

INVESTS IN: Investment grade municipal debt instruments including municipal securities, industrial development and private activity bonds and municipal leases.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different municipal debt instruments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31      SSgA INTERMEDIATE MUNICIPAL BOND FUND         LEHMAN BROTHERS 1-10 YEAR BLEND#
*                                                                $ 10,000                                 $ 10,000
2000                                                             $ 10,310                                 $ 10,412
2001                                                             $ 11,244                                 $ 11,327
2002                                                             $ 11,900                                 $ 12,039
2003                                                             $ 12,212                                 $ 12,408

SSgA INTERMEDIATE MUNICIPAL BOND FUND

 PERIOD ENDED        GROWTH OF          TOTAL
   08/31/03           $10,000           RETURN
-------------       ------------        -------
1 Year              $     10,262         2.62%
Inception           $     12,212         6.34%+

LEHMAN BROTHERS 1-10 YEAR BLEND

PERIOD ENDED         GROWTH OF          TOTAL
  08/31/03            $10,000           RETURN
-------------       ------------        -------
1 Year              $     10,307         3.07%
Inception           $     12,408         6.87%+

See related Notes on following page.

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity of between three and ten years.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA Intermediate Municipal Bond Fund gained 2.62%. This compared to the Lehman Brothers 1-10 Year Index, which gained 3.07% during the same period. The Fund's performance includes 65 basis points of operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The Fund's performance can be attributed, in part, to the positioning of the portfolio in short maturity holdings that captured extra appreciation as they rolled down the yield curve. The municipal yield curve remained very steep all year, with additional yields of 20-40 basis points separating each maturity. In this steep yield curve environment, holding the bonds as they moved closer to maturity and re-priced to a lower yield point on the yield curve, commonly known as rolling down the yield curve, added to the bond's price, and total returns exceeded the stated yield on the bonds. Another beneficial factor was that the Fund had less exposure in the State of California and New York credits, both areas which suffered as a result of deteriorating fiscal conditions including rising budget deficits and lower tax receipts.

The Fund owned fewer lower quality bonds as well as less exposure in the 8-12 year area. This area of the yield curve was extremely volatile over the year, and the Fund avoided the impact by underweighting it in the portfolio. Throughout the year, the Fund maintained an overweight in the 2-4 year and 6-8 year areas of the yield curve, both of which returned less than other maturities. In addition, the Fund had fewer A rated and BBB rated exposure than the Index, which resulted in lower returns as these areas appreciated.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

The municipal market exhibited a greater degree of volatility during the fiscal year. The Fund's investment process led us to buy securities that we were comfortable owning for longer-term fundamental reasons. Therefore, short-term market volatility affected the Fund adversely when circumstances created short-term strength.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

The strongest contributor to performance was the Fund's ability to take advantage of roll-down opportunities in the yield curve during the period. The weakest contributors were a lack of lower-quality bonds, combined with an underweighting in the 8-12 year area of the yield curve.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund took advantage of yield curve opportunities and added to the revenue bond sectors.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO ITS BENCHMARK.

The Fund maintained an overweight in the 4-6 year area of the yield curve over the entire period. In addition, the Fund owned a greater percentage of pre-refunded bonds maturing in 2006, which underperformed the market. Conversely, the Fund was defensive relative to the benchmark by choosing to own only higher-coupon bonds that were more defensive during rising interest rates.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.

                                   ----------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.
  * The Fund commenced operations on June 1, 2000. Index comparison also began June 1, 2000.
  # The Lehman Brothers 1-10 Year Blend Index includes bonds in the Lehman Municipal Indexes with effective maturities of 1-12 years.
  +  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

High-income investors may be subject to the alternative minimum tax. Income may be subject to state and local taxes. Capital gains, if any, are taxable for federal and, in most cases, state purposes.

SSgA

INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                                              PRINCIPAL              DATE
                                                                              AMOUNT ($)   RATE       OF      VALUE
                                                                              OR SHARES      %     MATURITY     $
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 88.5%
ARIZONA - 4.2%
Phoenix Civic Improvement Corp. Revenue Bonds, weekly demand
   (pre-refunded 7/1/2006) (ae)                                                      500   6.000   07/01/19      558
                                                                                                              ------

CALIFORNIA - 4.1%
City of Los Angeles California Revenue Bonds (u)                                     250   5.250   07/01/10      277
Los Angeles Unified School District General Obligation Unlimited (u)                 250   5.000   07/01/10      274
                                                                                                              ------
                                                                                                                 551
                                                                                                              ------

CONNECTICUT - 2.0%
Connecticut State Health & Educational Facilities Authority Revenue Bonds            250   4.750   07/01/10      269
                                                                                                              ------

DISTRICT OF COLUMBIA - 6.0%
District of Columbia General Obligation Unlimited (u)                                250   5.500   06/01/10      278
District of Columbia General Obligation Unlimited, weekly demand
   (pre-refunded 6/1/2004) (u)(ae)                                                   500   6.000   06/01/10      529
                                                                                                              ------
                                                                                                                 807
                                                                                                              ------

HAWAII - 5.6%
Hawaii State General Obligation Unlimited (u)                                        250   5.250   02/01/08      277
Honolulu City & County Hawaii General Obligation Unlimited (u)                       410   6.000   11/01/09      479
                                                                                                              ------
                                                                                                                 756
                                                                                                              ------

ILLINOIS - 2.1%
Chicago Metropolitan Water Reclamation District-Greater Chicago
   General Obligation Limited                                                        250   5.000   12/01/08      276
                                                                                                              ------

KANSAS - 3.6%
Kansas Development Finance Authority Revenue Bonds                                   180   5.500   05/01/17      199
Kansas Development Finance Authority Revenue Bonds, weekly demand (u)                250   5.500   04/01/13      278
                                                                                                              ------
                                                                                                                 477
                                                                                                              ------

MARYLAND - 2.3%
Montgomery County Housing Opportunities Commission Housing Revenue
   Revenue Bonds                                                                     305   5.200   07/01/04      313
                                                                                                              ------

MASSACHUSETTS - 6.2%
Massachusetts State General Obligation Limited, weekly demand
   (pre-refunded 8/1/2004) (ae)                                                      530   6.000   08/01/14      564
Shrewsbury Massachusetts General Obligation Limited, weekly demand                   250   5.000   08/15/14      268
                                                                                                              ------
                                                                                                                 832
                                                                                                              ------

MISSOURI - 2.9%
Missouri State Environmental Improvement & Energy Resources Authority
   Revenue Bonds                                                                     350   5.250   07/01/09      390
                                                                                                              ------

                                                                              PRINCIPAL             DATE
                                                                              AMOUNT ($)   RATE      OF       VALUE
                                                                              OR SHARES      %     MATURITY     $
--------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE - 4.1%
New Hampshire Municipal Bond Bank Revenue Bonds                                      500   5.000   08/15/08      551
                                                                                                              ------

NEW JERSEY - 4.1%
New Jersey State General Obligation Unlimited                                        500   5.000   07/15/07      548
                                                                                                              ------

NORTH CAROLINA - 2.0%
Mecklenburg County North Carolina General Obligation Unlimited                       250   4.400   02/01/08      269
                                                                                                              ------

OHIO - 6.0%
Columbus Ohio General Obligation Unlimited, weekly demand                            475   5.500   11/15/11      534
Columbus Ohio General Obligation Unlimited, weekly demand                            250   5.500   11/15/13      276
                                                                                                              ------
                                                                                                                 810
                                                                                                              ------

OKLAHOMA - 8.3%
Grand River Dam Authority Revenue Bonds (u)                                          250   5.000   06/01/12      270
Grand River Dam Authority Revenue Bonds, weekly demand (u)                           500   6.000   06/01/07      565
Oklahoma State General Obligation Unlimited                                          250   5.000   07/15/11      272
                                                                                                              ------
                                                                                                               1,107
                                                                                                              ------

OREGON - 1.6%
Oregon State Department of Administrative Services Certificate of
  Participation (u)                                                                  195   5.250   05/01/10      215
                                                                                                              ------

PENNSYLVANIA - 2.0%
Delaware River Joint Toll Bridge Commission Revenue Bonds                            250   5.000   07/01/06      269
                                                                                                              ------

SOUTH CAROLINA - 6.1%
Greenville County School District Revenue Bonds                                      250   5.250   12/01/11      271
Greenville County School District Revenue Bonds, weekly demand                       250   5.500   12/01/13      274
South Carolina State General Obligation Unlimited, weekly demand                     250   5.000   10/01/08      277
                                                                                                              ------
                                                                                                                 822
                                                                                                              ------

TENNESSEE - 3.0%
Shelby County Tennessee General Obligation Unlimited, weekly demand
   (pre-refunded 6/1/2006) (ae)                                                      360   5.875   06/01/19      399
                                                                                                              ------

TEXAS - 6.0%
Aldine Independent School District General Obligation Unlimited                      250   5.000   02/15/09      273
Dallas Area Rapid Transit Revenue Bonds (u)                                          225   5.500   12/01/10      253
San Antonio Texas Revenue Bonds (u)                                                  250   5.250   05/15/10      275
                                                                                                              ------
                                                                                                                 801
                                                                                                              ------

UTAH - 4.1%
Salt Lake County Municipal Building Authority Revenue Bonds                          250   5.000   10/01/08      275
Utah State General Obligation Unlimited                                              250   5.375   07/01/09      281
                                                                                                              ------
                                                                                                                 556
                                                                                                              ------

                                                                              PRINCIPAL             DATE      MARKET
                                                                              AMOUNT ($)   RATE      OF       VALUE
                                                                              OR SHARES      %     MATURITY     $
--------------------------------------------------------------------------------------------------------------------
WASHINGTON - 2.2%
King County Washington General Obligation Unlimited, semi-annual demand              300   4.000   10/01/06      301
                                                                                                              ------

TOTAL MUNICIPAL BONDS
(cost $11,485)                                                                                                11,877
                                                                                                              ------

SHORT-TERM INVESTMENTS - 6.6%
AIM Tax Free Cash Reserve Money Market                                           178,938                         179
Federated Investors Prime Cash Obligation Fund                                   706,925                         706
                                                                                                              ------

TOTAL SHORT-TERM INVESTMENTS
(cost $885)                                                                                                      885
                                                                                                              ------

TOTAL INVESTMENTS - 95.1%
(identified cost $12,370)                                                                                     12,762

OTHER ASSETS AND LIABILITIES,
NET - 4.9%                                                                                                       659
                                                                                                              ------

NET ASSETS - 100.0%                                                                                           13,421
                                                                                                              ======

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

  See accompanying notes which are an integral part of the financial statements.

QUALITY RATINGS AS A % OF VALUE (UNAUDITED)

AAA                                                    70%
AA                                                     22
A                                                       8
                                                      ---
                                                      100%
                                                      ===

ECONOMIC SECTOR EMPHASIS AS A % OF VALUE (UNAUDITED)

General Obligation                                     30%
ETM/PR                                                 27
Water & Sewer Revenue                                  11
Lease-backed Revenue                                    8
Cash Equivalent                                         7
Other Revenue                                           4
Electricity & Power Revenue                             4
Transportation Revenue                                  4
Housing Revenue                                         3
Education Revenue                                       2
                                                      ---
                                                      100%
                                                      ===

* The Moody's or Standard and Poor's rating available at August 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at August 31, 2003. Ratings are not covered by the Report of independent accountants.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES -- AUGUST 31, 2003

Amounts in thousands

ASSETS
Investments, at identified cost                                     $     12,370
--------------------------------------------------------------------------------
Investments, at market                                                    12,762
Receivables:
      Dividends and interest                                                 130
      Investments sold                                                     1,193
      From Advisor                                                             7
                                                                    ------------
TOTAL ASSETS                                                              14,092
                                                                    ------------

LIABILITIES
Payables:
      Fund shares redeemed                                                   645
      Accrued fees to affiliates                                              13
      Other accrued expenses                                                  13
                                                                    ------------
TOTAL LIABILITIES                                                            671
                                                                    ------------

NET ASSETS                                                          $     13,421
                                                                    ============

Net Assets Consist of:
Undistributed (overdistributed) net investment income               $        216
Accumulated net realized gain (loss)                                         245
Unrealized appreciation (depreciation) on Investments                        392
Shares of beneficial interest                                                  1
Additional paid-in capital                                                12,567
                                                                    ------------
NET ASSETS                                                          $     13,421
                                                                    ============

NET ASSET VALUE, offering and redemption price per share:
   Net asset value per share*                                       $      10.71
      Net assets                                                    $ 13,421,348
      Shares outstanding ($.001 par value)                             1,252,982

* Net asset value per share equals net assets divided by shares of beneficial interest outstanding

  See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED AUGUST 31, 2003

Amounts in thousands

INVESTMENT INCOME
      Dividends                                                     $         11
      Interest                                                               839
                                                                    ------------
Total investment income                                                      850
                                                                    ------------

EXPENSES
      Advisory fees                                                           68
      Administrative fees                                                     38
      Custodian fees                                                          30
      Distribution fees                                                        7
      Transfer agent fees                                                     33
      Professional fees                                                       26
      Registration fees                                                       15
      Shareholder servicing fees                                               5
      Trustees' fees                                                          11
      Printing fees                                                           13
      Miscellaneous                                                            8
                                                                    ------------
      Expenses before reductions                                             254
      Expense reductions                                                    (106)
                                                                    ------------
Net Expenses                                                                 148
                                                                    ------------
Net investment income (loss)                                                 702
                                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments                                      304
                                                                    ------------
Net change in unrealized appreciation (depreciation) on
  Investments                                                               (444)
                                                                    ------------
Net realized and unrealized gain (loss)                                     (140)
                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               $        562
                                                                    ============

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE PERIODS ENDED AUGUST 31,

Amounts in thousands

                                                                                        2003        2002
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net investment income (loss)                                                    $    702    $    528
      Net realized gain (loss)                                                             304         145
      Net change in unrealized appreciation (depreciation)                                (444)        268
                                                                                      --------    --------
Net increase (decrease) in net assets from operations                                      562         941
                                                                                      --------    --------

DISTRIBUTIONS
      From net investment income                                                          (668)       (494)
      From net realized gain                                                              (100)       (138)
                                                                                      --------    --------
Net decrease in net assets from distributions                                             (768)       (632)
                                                                                      --------    --------

SHARE TRANSACTIONS
      Net increase (decrease) in net assets from share transactions                     (4,801)      4,009
                                                                                      --------    --------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                             (5,007)      4,318

NET ASSETS
      Beginning of period                                                               18,428      14,110
                                                                                      --------    --------

      End of period                                                                   $ 13,421    $ 18,428
                                                                                      ========    ========

      Undistributed (overdistributed) net investment income included in net assets    $    216    $    146

  See accompanying notes which are an integral part of the financial statements.

SSgA

INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS -- FOR THE PERIODS ENDED

For a Share Outstanding Throughout Each Period.

                                   $               $                 $              $              $                $
                           NET ASSET VALUE,       NET           NET REALIZED      TOTAL       DISTRIBUTIONS    DISTRIBUTIONS
                             BEGINNING OF      INVESTMENT      AND UNREALIZED  INCOME FROM      FROM NET         FROM NET
                                PERIOD       INCOME (LOSS)(a)   GAIN (LOSS)    OPERATIONS   INVESTMENT INCOME  REALIZED GAIN
--------------------------------------------------------------------------------------------------------------------------------
August 31, 2003                 10.81             .35            (.07)            .28            (.33)            (.05)
August 31, 2002                 10.68             .37             .23             .60            (.36)            (.11)
August 31, 2001                 10.31             .41             .49             .90            (.47)            (.06)
August 31, 2000 (1)             10.00             .11             .20             .31              --               --

(1) For the period June 1, 2000 (commencement of operations) to August 31, 2000.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

See accompanying notes which are an integral part of the financial statements.

                                                 $                              $
                                 $        NET ASSET VALUE,                  NET ASSETS,
                               TOTAL          END OF            TOTAL      END OF PERIOD
                           DISTRIBUTIONS      PERIOD        RETURN (%)(b)      (000)
----------------------------------------------------------------------------------------
August 31, 2003                (.38)          10.71             2.62          13,421
August 31, 2002                (.47)          10.81             5.84          18,428
August 31, 2001                (.53)          10.68             9.06          14,110
August 31, 2000 (1)              --           10.31             3.10          10,641

                                  %                  %                 %
                           RATIO OF EXPENSES  RATIO OF EXPENSES    RATIO OF NET
                               TO AVERAGE         TO AVERAGE     INVESTMENT INCOME        %
                              NET ASSETS,         NET ASSETS,        TO AVERAGE        PORTFOLIO
                                NET(c)             GROSS(c)        NET ASSETS(c)    TURNOVER RATE(b)
----------------------------------------------------------------------------------------------------
August 31, 2003                   .65              1.12               3.10               50.43
August 31, 2002                   .65              1.51               3.46               46.08
August 31, 2001                   .65              1.67               3.87              135.85
August 31, 2000 (1)               .65              1.68               4.21              212.18

  See accompanying notes which are an integral part of the financial statements.

NOTES TO STATEMENT OF NET ASSETS -- AUGUST 31, 2003

(u)  Bond is insured by a guarantor.
(ae) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.

See accompanying notes which are an integral part of the financial statements.

SSgA

INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2003

1.  ORGANIZATION

    The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios, referred to as "the Funds", which are in operation as of August 31, 2003. These financial statements report on one portfolio, the SSgA Intermediate Municipal Bond Fund. The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    Security Valuation

    Debt securities listed and traded principally on any national securities exchange are valued at the last sales price or, if there were no sales on that day, at the last reported bid price, on the primary exchange on which the security is traded. Over-the-counter, fixed-income securities and options are valued on the basis of the last sale price. Exchange listed futures contracts are valued on a basis of the last quoted daily settlement prices established by the exchange on which trade. If there were no sales, futures are valued at the last reported bid price. Investments in other mutual funds are valued at their net asset value per share. Fixed-Income Securities may be valued using prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the market value of such securities.

    Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

    The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

    Securities Transactions

    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

    Investment Income

    Dividend income from tax-free money market funds is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

    Amortization and Accretion

    All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short-and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

    Federal Income Taxes

    Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

    It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

    Dividends and Distributions to Shareholders

    Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

    The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from net investment income and realized gains recognized for financial reporting purposes. These differences relate primarily to investments in certain debt securities purchased at discount. Permanent differences between book and tax accounting are reclassified to paid in capital. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

    Components of Distributable Earnings

    As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

    Cost of Investments for Tax Purposes                    $  12,369,486

    Gross Tax Unrealized Appreciation                             424,806
    Gross Tax Unrealized Depreciation                             (32,755)
                                                            -------------

    Net Tax Unrealized Appreciation (Depreciation)          $     392,051
                                                            =============

    Undistributed Ordinary Income                           $     208,103
    Undistributed Long-Term Gains
      (Capital Loss Carryforward)                           $     252,909

    Tax Composition of Distributions

    Ordinary Income                                         $     714,526
    Long-term Capital Gains                                 $      53,190

    Expenses

    Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all Funds of the Investment Company based principally on their relative net assets.

3.  SECURITIES TRANSACTIONS

    Investment Transactions

    For the period ended August 31, 2003, purchases and sales of investment securities, excluding short-term investments, aggregated to $10,606,630 and $15,612,458, respectively.

    Securities Lending

    The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers dealers and other financial institutions. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

    Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund.

    All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery or loss of rights in the securities loaned or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2003, there were no outstanding securities on loan and no income earned during the period.

4.  RELATED PARTIES

    Adviser

    The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .30% of its average daily net assets. The Adviser has agreed to reimburse the Fund for all expenses in excess of .65% of average daily net assets on an annual basis. The total amount of the reimbursement for the period ended August 31, 2003, was $106,241. As of August 31, 2003, Adviser fee payable has been netted against the receivable due from the Adviser for reimbursed expenses in excess of the expense cap. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

    In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $73 under these arrangements.

    Administrator

    The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all of the Investment Company's U.S. Fixed Income portfolios: $0 up to $1 billion -- .0315%; over $1 billion -- .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. In addition, the Fund reimburses the Administrator for out-of-pocket expenses.

    Distributor and Shareholder Servicing

    The Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

    The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

    The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2003, the Fund was charged shareholder servicing expenses of $5,656 by State Street. The Funds did not incur any expenses from Global Markets, Fiduciary Investors Services, High Net Worth Services and CitiStreet during this period.

    The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2003.

    Board of Trustees

    The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

    Each Fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustee fees payable. The deferred fees remain invested in certain SSgA Funds until distribution in accordance with the Deferred Plan.

    Accrued fees payable to affiliates and trustees as of August 31, 2003 were as follows:

    Administrative fees                                  $     3,058
    Custodian fees                                             2,590
    Distribution fees                                            465
    Shareholder servicing fees                                   787
    Transfer agent fees                                        4,358
    Trustees' fees                                             2,090
                                                         -----------
                                                         $    13,348
                                                         ===========

    Beneficial Interest

    As of August 31, 2003, one shareholder (which is also an affiliate of the Investment Company) was a record owner of approximately 40.7% of the total outstanding shares of the Fund.

5.  FUND SHARE TRANSACTIONS:

                                                                         (AMOUNTS IN THOUSANDS)
                                                                      FISCAL YEARS ENDED AUGUST 31,
    ------------------------------------------------------------------------------------------------------------
                                                                      2003                        2002
                                                            ------------------------    ------------------------
                                                              SHARES        DOLLARS       SHARES        DOLLARS
                                                            ----------    ----------    ----------    ----------
       Proceeds from shares sold                                 1,020    $   10,993         1,103    $   11,575
       Proceeds from reinvestment of distributions                  36           391            45           472
       Payments for shares redeemed                             (1,508)      (16,185)         (765)       (8,038)
                                                            ----------    ----------    ----------    ----------
       Total net increase (decrease)                              (452)   $   (4,801)          383    $    4,009
                                                            ==========    ==========    ==========    ==========

6.  INTERFUND LENDING PROGRAM

    The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

7.  DIVIDENDS

    On September 3, 2003, the Board of Trustees declared dividends of $.1462, $.0296, and $.5350 from net investment income, short term capital gains, and long term capital gains, respectively, payable on September 8, 2003 to shareholders of record on September 3, 2003.

8.  SUBSEQUENT EVENT

    On August 29, 2003, the Board of Trustees approved the cessation of operations of the Intermediate Municipal Bond Fund effective on or about September 15, 2003, (the "Closing Date"). Accordingly, the Board has voted to redeem involuntarily the shares of any shareholder outstanding at that time. This may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution plan, defined benefit plan or other qualified retirement vehicle. In conjunction with approving the cessation of operations, the Board approved closing the Intermediate Municipal Bond Fund to new investors effective as of the close of business on August 29, 2003.

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SSgA Intermediate Municipal Bond Fund (one of the funds comprising SSgA Funds, hereafter referred to as the "Fund") at August 31, 2003, the results of each of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The Trustees approved a plan of liquidation for the Fund as described in Note 8.

/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
October 17, 2003

SSgA

INTERMEDIATE MUNICIPAL BOND FUND

TAX INFORMATION -- AUGUST 31, 2003 (UNAUDITED)

    The Fund paid distributions of $53,190 from net long-term capital gains during its taxable year ended August 31, 2003.

    For the tax year ended August 31, 2003, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

    The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.

    Please consult a tax advisor for questions about federal or state income tax laws.

SSgA

INTERMEDIATE MUNICIPAL BOND FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES AND OFFICERS --

AUGUST 31, 2003 (UNAUDITED)

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers.

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)    IN COMPLEX               OTHER
         AGE,               LENGTH OF             OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS             TIME SERVED          OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson,       Trustee since 1988   Appointed     - Vice Chairman, Frank           25        - Trustee, Frank Russell
Age 64                                       until           Russell Company;                           Investment Company Funds and
                        Interested Person    successor is  - Chairman of the Board,                     Russell Investment Funds
909 A Street            of the SSgA Funds    duly elected    Frank Russell Investment                   (investment companies); and
Tacoma, WA 98402        (as defined in the   and             Management Company, Frank                - Director, Russell Insurance
                        1940 Act) due to     qualified       Russell Investment Company                 Agency, Inc., Frank Russell
                        his employment by                    Funds and Russell                          Investments (Ireland)
                        the parent company   Until           Investment Funds; and                      Limited, Frank Russell
                        of the               successor is  - Chairman of the Board and                  Investment Company plc;
                        Administrator        chosen and      Chief Executive Officer,                   Frank Russell Investment
                                             qualified by    Russell Fund Distributors,                 Company II plc, Frank
                        Chairman of the      the             Inc. and Frank Russell                     Russell Investment Company
                        Board and President  Trustees.       Trust Company.                             III plc, Frank Russell
                                                                                                        Institutional Funds plc,
                        Member, Governance                                                              Frank Russell Qualifying
                        Committee                                                                       Investor Fund, and Frank
                                                                                                        Russell Investments (Cayman)
                        Member, Valuation                                                               Ltd.
                        Committee

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)    IN COMPLEX               OTHER
         AGE,               LENGTH OF             OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS             TIME SERVED          OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
  (CONTINUED)

Timothy B. Harbert      Trustee since 2003   Appointed     - 2001 to Present, Chairman      25        Listed under Principal
Age 53                                       until           and Chief Executive                      Occupations
                        Interested Person    successor       Officer, State Street
State Street Financial  of the SSgA Funds    is duly         Global Advisors;
Center                  as defined in the    elected and   - 1992 to 2001, President
One Lincoln Street      1940 Act) due to     qualified       and Chief Operating
Boston, MA 02111-2900   his employment by                    Officer, State Street
                        an affiliate of the                  Global Advisors;
                        Advisor                            - 1996 to Present, Executive
                                                             Vice President, State
                        Member, Governance                   Street Bank & Trust
                        Committee                            Company;
                                                           - Director, Citistreet, LLC;
                        Member, Valuation                    State Street Bank, Paris;
                        Committee                            State Street Global
                                                             Advisors, Ltd., London;
                                                             State Street Global
                                                             Advisors, GmbH, Munich;
                                                             State Street Global
                                                             Advisors, Canada, Ltd.;
                                                             State Street Global
                                                             Advisors, Australia, Ltd.;
                                                             State Street Global
                                                             Advisors, Japan, Ltd.;
                                                             State Street Global
                                                             Markets, LLC; Bentley
                                                             College;
                                                           - Chairman of the Board,
                                                             StreetTracks, LLC; State
                                                             Street Global Advisors
                                                             Fund Management, LLC;
                                                             State Street Global
                                                             Advisors, Inc. (Delaware);
                                                             Bel Air Investment
                                                             Advisors, LLC; and
                                                           - President and Director,
                                                             State Street Global
                                                             Advisors, Cayman.

INDEPENDENT TRUSTEES

William L. Marshall     Trustee since 1988   Appointed     - Chief Executive Officer        25        None
Age 60                                       until           and President, Wm. L.
                        Chairman, Audit      successor       Marshall Associates, Inc.,
33 West Court Street    Committee            is duly         Wm. L. Marshall Companies,
Doylestown, PA 18901                         elected and     Inc. and the Marshall
                        Member, Governance   qualified       Financial Group, Inc. (a
                        Committee                            registered investment
                                                             advisor and provider of
                        Member, Valuation                    financial and related
                        Committee                            consulting services);
                                                           - Certified Financial
                                                             Planner and Member,
                                                             Financial Planners
                                                             Association; and
                                                           - Registered Representative
                                                             and Principal for
                                                             Securities with Cambridge
                                                             Investment Research, Inc.,
                                                             Fairfield, Iowa.

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)    IN COMPLEX               OTHER
         AGE,               LENGTH OF             OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS             TIME SERVED          OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  (CONTINUED)

Steven J. Mastrovich    Trustee since 1988   Appointed     - September 2000 to Present,     25        None
Age 46                                       until           Global Head of Structured
                        Member, Audit        successor is    Real Estate, J.P. Morgan
623 Clapboard Street    Committee            duly elected    Investment Management
Westwood, MA 02090                           and             (private real estate
                        Member, Governance   qualified       investment for clients
                        Committee                            primarily outside of the
                                                             US to locate private real
                        Member, Valuation                    estate investments in the
                        Committee                            US);
                                                           - January 2000 to September
                                                             2000, Managing Director,
                                                             HSBC Securities (USA)
                                                             Inc.;
                                                           - From 1998 to 2000,
                                                             President, Key Global
                                                             Capital, Inc.;
                                                           - From 1997 to 1998,
                                                             Partner, Squire, Sanders &
                                                             Dempsey (law firm); and
                                                           - From 1994 to 1997,
                                                             Partner, Brown, Rudnick,
                                                             Freed & Gesmer (law firm).

Patrick J. Riley        Trustee since 1988   Appointed     - 2003 to Present, Associate     25        Director - SSgA Cash
Age 54                                       until           Justice, Commonwealth of                 Management Fund PLC, State
                        Member, Audit        successor is    Massachusetts Superior                   Street Global Advisors
One Corporate Place     Committee            duly elected    Court; and                               Ireland, Ltd.
55 Ferncroft Road                            and           - Partner, Riley, Burke &
Danvers, MA 01923       Member, Governance   qualified       Donahue, L.L.P. (law
                        Committee                            firm).

                        Member, Valuation
                        Committee

Richard D. Shirk        Trustee since 1988   Appointed     - March 2001 to April 2002,      25        Listed under Principal
Age 57                                       until           Chairman, Cerulean                       Occupations
                        Member, Audit        successor is    Companies, Inc. (holding
1180 Brookgate Way, NE  Committee            duly elected    company) (Retired);
Atlanta, GA 30319-2877                       and           - 1996 to March 2001,
                        Member, Governance   qualified       President and Chief
                        Committee                            Executive Officer,
                                                             Cerulean Companies, Inc.;
                        Member, Valuation                  - 1992 to March 2001,
                        Committee                            President and Chief
                                                             Executive Officer, Blue
                                                             Cross/Blue Shield of
                                                             Georgia;
                                                           - 1993 to November 2001,
                                                             Chairman and Board Member,
                                                             Georgia Caring for
                                                             Children Foundation
                                                             (private foundation);
                                                           - November 1998 to Present,
                                                             Board Member, Healthcare
                                                             Georgia Foundation
                                                             (private foundation); and
                                                           - September 2002 to Present,
                                                             Board Member, Amerigroup
                                                             Corp.

                                                                                           NO. OF
                         POSITION(S) HELD                                                PORTFOLIOS
        NAME,              WITH FUND AND         TERM         PRINCIPAL OCCUPATION(S)    IN COMPLEX               OTHER
         AGE,                LENGTH OF            OF                DURING THE            OVERSEEN          DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED         OFFICE             PAST 5 YEARS          BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  (CONTINUED)

Bruce D. Taber          Trustee since 1991   Appointed     - Consultant, Computer           25        Director - SSgA Cash
Age 60                                       until           Simulation, General                      Management Fund PLC, State
                        Member, Audit        successor is    Electric Industrial                      Street Global Advisors
26 Round Top Road       Committee            duly elected    Control Systems.                         Ireland, Ltd.
Boxford, MA 01921                            and
                        Member, Governance   qualified
                        Committee

                        Member, Valuation
                        Committee

Henry W. Todd           Trustee since 1988   Appointed     - Chairman, President and        25        Director - SSgA Cash
Age 56                                       until           CEO, A.M. Todd Group,                    Management Fund PLC, State
                        Member, Audit        successor is    Inc.; and                                Street Global Advisors
150 Domorah Drive       Committee            duly elected  - President and CEO, Zink &                Ireland, Ltd.
Montgomeryville, PA                          and             Triest Co., Inc. (dealer
18936                   Member, Governance   qualified       in vanilla flavor
                        Committee                            materials).

                        Member, Valuation
                        Committee

                         POSITION(S) HELD
        NAME,              WITH FUND AND         TERM                          PRINCIPAL OCCUPATION(S)
         AGE,                LENGTH OF            OF                                 DURING THE
       ADDRESS              TIME SERVED         OFFICE                              PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Agustin J. Fleites      Principal            Until         - 2001 to Present, Senior Principal, State Street Global Advisors;
Age 37                  Executive Officer    successor is    President, SSgA Funds Management, Inc.; Managing Director, Advisor
                        and Chief Executive  chosen and      Strategies;
State Street Financial  Officer since 2003   qualified by  - 1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Center                                       Trustees        and SSgA Latin America; and
One Lincoln Street                                         - 1993-1999, Principal, Head of Asset Allocation Strategies.
Boston, MA 02111-2900

J. David Griswold       Vice President and   Until         - Director - Global Regulatory Policy and Assistant Secretary, Frank
Age 46                  Secretary since      successor is    Russell Company;
                        1994                 chosen and    - Assistant Secretary and Associate General Counsel, Frank Russell
909 A Street                                 qualified by    Investment Management Company, Frank Russell Capital Inc., and Frank
Tacoma, WA 98402                             Trustees        Russell Investments (Delaware), Inc.;
                                                           - Assistant Secretary and Associate General Counsel, Russell Fund
                                                             Distributors, Inc.
                                                           - Director, Secretary and Associate General Counsel, Frank Russell
                                                             Securities, Inc.; and
                                                           - Secretary, Frank Russell Canada Limited/Limitee.

James Ross              Vice President       Until         - 2001 to Present, Principal, SSgA Funds Management, Inc.;
Age 37                  since 2002           successor is  - 2000 to Present, Principal, State Street Global Advisors;
                                             chosen and    - 1992 to 2000, Vice President, State Street Corporation; and
State Street Financial                       qualified by  - 2000 to Present, Vice President, StreetTracks Series Trust.
Center                                       Trustees
One Lincoln Street
Boston, MA 02111-2900

Mark E. Swanson         Treasurer and        Until         - Director - Investment Operations, Frank Russell Investment Management
Age 39                  Principal            successor is    Company and Frank Russell Trust Company; and
                        Accounting Officer   chosen and    - Treasurer and Chief Accounting Officer, Frank Russell Investment
909 A Street            since 2000           qualified by    Company and Russell Investment Funds.
Tacoma, WA 98402                             Trustees

SSgA

INTERMEDIATE MUNICIPAL BOND FUND
STATE STREET FINANCIAL CENTER
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

TRUSTEES
  Lynn L. Anderson, Chairman
  Timothy B. Harbert
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

OFFICERS
  Lynn L. Anderson, President
  Agustin J. Fleites, Principal Executive Officer and CEO
  Mark E. Swanson, Treasurer and Principal Accounting Officer
  J. David Griswold, Vice President and Secretary
  James Ross, Vice President
  Deedra S. Walkey, Assistant Secretary
  Ross E. Erickson, Assistant Treasurer
  David J. Craig, Assistant Treasurer
  Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
  SSgA Funds Management, Inc.
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

DISTRIBUTOR
  State Street Global Markets, LLC
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington 98402

LEGAL COUNSEL
  Goodwin Procter LLP
  Exchange Place
  Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110

                                                                     IMBAR-08/31

[SSgA(R) FUNDS LOGO]


INTERNATIONAL EQUITY FUNDS

EMERGING MARKETS FUND

INTERNATIONAL STOCK SELECTION FUND

INTERNATIONAL GROWTH OPPORTUNITIES FUND


ANNUAL REPORT

AUGUST 31, 2003

                                  SSgA(R) Funds

                           International Equity Funds

                                  Annual Report

                                 August 31, 2003


                                Table of Contents

                                                                        PAGE
     President's Letter                                                    3
     Emerging Markets Fund                                                 5
     International Stock Selection Fund                                   17
     International Growth Opportunities Fund                              25
     Statement of Assets and Liabilities                                  32
     Statement of Operations                                              34
     Statement of Changes in Net Assets                                   35
     Financial Highlights                                                 36
     Notes to Statement of Net Assets                                     38
     Notes to Financial Statements                                        39
     Report of Independent Auditors                                       46
     Tax Information                                                      47
     Disclosure of Information about Fund Trustees and Officers           48
     Fund Management and Service Providers                                53

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Please see the Prospectus for further details. State Street Global Markets, LLC, is the distributor of the SSgA Funds.

SSgA International Equity Funds

Letter from the President of SSgA Funds Management, Inc.

DEAR SHAREHOLDERS,

It is my pleasure as President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2003. The assets in the SSgA Fund Family exceeded $29 billion as of August 31, 2003. The enclosed information provides an overview of the investment process, a discussion of the portfolio's management, performance updates and financial information through August 31, 2003.

The fund family grew significantly over the past fiscal year with an 18% increase in assets under management since August 31, 2002. The fund family is comprised of a diverse group of strategies including money market, fixed income, domestic and international equity and balanced funds.

The past year has shown a resurgence of the equity markets with the S&P 500(R), the Russell 2500(R), the Russell 2000(R), and the Wilshire REIT Indices all posting positive returns. The international markets also generated positive results as indicated by the MSCI(R) EAFE(R) and the MSCI(R) EMF Indices.

The fixed income arena also experienced positive returns, albeit in a very low interest rate environment. The Lehman Brothers Government/Corporate Index, the Lehman Brothers Aggregate and the Lehman Brothers High Yield Bond Index all generated positive results for the time frame.

Thank you for choosing the SSgA Funds.


Sincerely,

/s/ Agustin J. Fleites

Agustin J. Fleites
SSgA Funds Management, Inc.
President

SSgA
EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to provide maximum total return, primarily through capital appreciation by investing primarily in securities of foreign issuers.

INVESTS IN: Equity securities of foreign issuers domiciled, or having a substantial portion of their business, in countries having a developing economy or securities market.

STRATEGY: The Fund invests in securities of issuers located in emerging market countries with prospects for sustained macroeconomic growth. Through the use of proprietary evaluation models, the Fund seeks to outperform the Morgan Stanley Capital International Emerging Market Free (MSCI EMF) Index while investing primarily in countries comprising the Index.

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31     SSgA EMERGING MARKETS FUND       MSCI EMERGING MARKETS FREE#
*                                                    $ 10,000                          $ 10,000
1994                                                 $ 11,450                          $ 10,703
1995                                                 $ 10,387                          $  8,950
1996                                                 $ 11,201                          $  9,291
1997                                                 $ 12,895                          $  9,717
1998                                                 $  7,045                          $  4,901
1999                                                 $ 11,724                          $  8,444
2000                                                 $ 13,019                          $  8,976
2001                                                 $  9,583                          $  6,479
2002                                                 $ 10,010                          $  6,639
2003                                                 $ 12,507                          $  8,582

SSgA EMERGING MARKETS FUND

  PERIOD ENDED         GROWTH OF        TOTAL
    08/31/03            $10,000        RETURN
----------------      -----------    ----------
1 Year                $    12,495      24.95%
5 Years               $    17,752      12.16%+
Inception             $    12,507       2.38%+

MSCI EMERGING MARKETS FREE INDEX

  PERIOD ENDED         GROWTH OF        TOTAL
    08/31/03            $10,000        RETURN
----------------      -----------    ----------
1 Year                $    12,927        29.27%
5 Years               $    17,510        11.86%+
Inception             $     8,582        (1.60)%+

See related Notes on following page.

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA Emerging Markets Fund gained 24.95%. This compared to the MSCI(R) Emerging Markets Free (EMF) Index, which gained 29.27% during the same period. The Fund's performance includes 125 basis points of operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The Fund's underweight position in Brazil during the fourth quarter hurt performance, as the market outperformed the benchmark. The Fund was overweight in Korea in the fourth quarter, where uncertainty regarding the North Korean nuclear program and a slowing in the domestic economy loomed over the financial markets. This overweight also negatively impacted the Fund's relative performance.

The Fund's absolute performance can be attributed to three primary factors. The Fund's overweight to Russia provided benefit, where natural gas prices held firm and oil prices dropped less than expected after the war in Iraq. The Fund's overweight to Thailand also helped absolute results, as this market performed well due to the robust local economy and the strong consumer demand. Finally, the Fund's underweight to Malaysia was beneficial, as the SARS epidemic had a severe impact on this country's large gambling and resort industries.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

Emerging markets overall performed well during this period. Regionally, MSCI(R) Europe, Mid-East and Africa, MSCI(R) Latin America and MSCI(R) Asia reported gains for the same timeframe. The Fund's absolute performance was driven largely by exposure to the following markets which made up more a majority of the holdings through the year: Korea, Taiwan, Brazil, Mexico, Russia, South Africa, Czech Republic, Thailand, China and India.

There were several events during the year that affected market volatility and returns. These included an International Monetary Fund bailout for Brazil as well as a presidential election in that country; North Korea's withdrawal from the Nuclear Non-Proliferation Treaty; the Bali bombing in Indonesia; the SARS virus and the Iraq conflict. Unanticipated events were not unusual in emerging markets but often lower equity valuations acted as a buffer to absorb these uncertainties.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

The strongest contributors to the Fund's performance were overweights to the Czech Republic, Russia and Thailand. These markets all outperformed the MSCI(R) EMF Index for the year.

The weakest contributors were an overweight to Korea during the year, as Korea under-performed the benchmark. The Fund's lack of exposure in the smaller markets negatively affected the Fund's performance for the period.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund was primarily invested in emerging markets, with low cash balances. The Fund's primary exposure was through stocks, however, its holdings of equity index swaps and futures provided additional equity exposure while offering liquidity and performance benefits.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO BENCHMARK.

The Fund was overweight to the Czech Republic, Russia and Thailand for the entire year. At the fiscal year end, the largest overweights were to Taiwan, Brazil, Thailand and the Czech Republic. The Fund was repositioned to end the fiscal year with benchmark relative underweights to South Africa, Israel and Korea.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  * The Fund commenced operations on March 1, 1994. Index comparison also began on March 1, 1994.
  # The MSCI Emerging Markets Free Index is a market capitalization-weighted Index of over 850 stocks traded in 22 world markets.
  +  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Investments in emerging market countries involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Securities may be less liquid and more volatile than those in US or longer established international markets. The prospectus contains further information and details regarding these risks.

SSgA
EMERGING MARKETS FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                     PRINCIPAL         MARKET
                                                     AMOUNT ($)        VALUE
                                                     OR SHARES           $
--------------------------------------------------------------------------------
COMMON STOCKS - 79.4%
AUSTRIA - 0.2%
Erste Bank der Oesterreichischen
   Sparkassen AG                                           9,792             887
                                                                   -------------

BRAZIL - 2.9%
Banco Bradesco SA - ADR                                   11,699             251
Brasil Telecom Participacoes
   SA - ADR                                               15,817             599
Centrais Eletricas Brasileiras SA                     84,605,200             629
Cia de Bebidas das Americas                              655,900             124
Cia de Bebidas das
   Americas - ADR                                          7,344             138
Cia de Concessoes Rodoviarias (AE)                        74,463             327
Cia de Saneamento Basico do
   Estado de Sao Paulo (AE)                            7,811,060             342
Cia Energetica de Minas
   Gerais - ADR                                           60,866             666
Cia Siderurgica Nacional SA                           22,700,000             763
Cia Siderurgica Nacional
   SA - ADR                                               29,401             985
Cia Vale do Rio Doce                                      25,500             954
Gerdau SA - ADR                                           41,397             604
Petroleo Brasileiro SA -
   Petrobras - ADR                                       278,591           6,157
Tele Celular Sul Participacoes SA                    532,800,000             394
Tele Norte Leste Participacoes SA                    143,882,464           1,380
Votorantim Celulose e Papel
   SA - VCP - ADR                                         28,514             750
                                                                   -------------
                                                                          15,063
                                                                   -------------

CHINA - 2.4%
Aluminum Corp. of China, Ltd.
   Class H                                             2,205,500             672
Beijing Capital Land, Ltd.
   Class H (AE)                                        1,960,000             430
Beijing Datang Power
   Generation Co., Ltd. Class H                          922,000             499
China International Marine
   Containers, Ltd. Series B                             289,100             385
China Oilfield Services, Ltd.
   Class H                                               924,000             255
China Petroleum & Chemical Corp.
   Class H                                             4,181,000           1,273
China Shipping Development Co., Ltd.
   Class H                                             1,580,000             790
China Telecom Corp., Ltd. Class H                      4,888,000           1,347
Huaneng Power International, Inc.
   Class H                                               868,000           1,191
Jiangsu Express Class H                                1,260,000             505
Legend Group, Ltd.                                       811,400             349
PetroChina Co., Ltd. Class H                           7,040,000           2,460
Shandong International Power
   Development Co., Ltd. Class H                       1,240,000             366
Shenzhen Dongjiang
   Environmental Co., Ltd.
   Class H (AE)                                        2,710,000             188
Sinopec Beijing Yanhua
   Petrochemical Co., Ltd. Class H                     2,346,500             469
Sinopec Shanghai
   Petrochemical Co., Ltd.
   Class H (AE)                                        2,616,000             637
Zhejiang Southeast Electric
   Power Co. Class B                                     658,000             416
Zhenhai Refining & Chemical Co., Ltd.
   Series H                                              514,000             270
                                                                   -------------
                                                                          12,502
                                                                   -------------

CROATIA - 0.4%
Pliva D.D. - GDR                                         133,585           2,004
                                                                   -------------

CZECH REPUBLIC - 3.5%
Cesky Telecom AS                                         293,357           3,248
CEZ                                                    1,150,342           5,253
Komercni Banka AS                                         77,504           6,217
Philip Morris CR                                           5,305           2,471
Unipetrol AS (AE)                                        414,440             912
                                                                   -------------
                                                                          18,101
                                                                   -------------

EGYPT - 0.5%
Commercial International Bank                            110,343             691
Mobinil-Eqyptian Mobile Netork                            67,374             581
Orascom Construction Industries                          163,440           1,302
                                                                   -------------
                                                                           2,574
                                                                   -------------

HONG KONG - 2.7%
Brilliance China Automotive
   Holdings, Ltd.                                      1,830,000             581
China Merchants Holdings
   International Co., Ltd.                               768,000             857
China Mobile, Ltd.                                     2,215,700           5,696
China Resources Land, Ltd.                             3,180,000             379
Citic Pacific, Ltd. (AE)                                 380,000             782
CNOOC, Ltd.                                              603,300           1,122
Comba Telecom Systems
   Holdings, Ltd. (AE)                                 2,774,000           1,005
Denway Motors, Ltd.                                    1,894,000           1,068
GZI Transportation, Ltd.                               1,850,000             472
Shanghai Industrial Holdings, Ltd.                       380,000             633
Shenzhen Investment, Ltd.                              3,068,000             445

                                                     PRINCIPAL         MARKET
                                                     AMOUNT ($)        VALUE
                                                     OR SHARES           $
--------------------------------------------------------------------------------
Shougang Concord Century                               1,762,000             169
TCL International Holdings, Ltd.                       1,492,000             440
                                                                   -------------
                                                                          13,649
                                                                   -------------

HUNGARY - 0.9%
Gedeon Richter Rt.                                         9,579             815
Matav Rt.                                                228,290             864
Mol Magyar Olaj- es Gazipari Rt.                          37,012             912
OTP Bank Rt.                                             159,641           1,818
                                                                   -------------
                                                                           4,409
                                                                   -------------

INDIA - 2.6%
Bank of Baroda                                           149,000             467
Bharat Electronics, Ltd.                                  21,675             192
Bharat Heavy Electricals                                  76,097             583
Divi's Laboratories, Ltd.                                 21,685             331
Dr. Reddy's Laboratories, Ltd.                            29,316             737
Hindustan Lever, Ltd.                                     41,192             166
HIndustriesustan Petroleum Corp.                          93,226             874
Housing Development Finance Corp.                         53,680             565
ICICI Bank, Ltd. (AE)                                    283,497           1,110
InfoSystem Technologies, Ltd.                             17,158           1,464
Larsen & Toubro, Ltd.                                     29,786             188
Mahindra & Mahindra, Ltd.                                 53,235             232
Maruti Udyog, Ltd. (AE)                                  185,707             954
Nicholas Piramal India, Ltd.                              42,356             352
Oriental Bank of Commerce                                102,630             386
Ranbaxy Laboratories, Ltd.                                71,593           1,564
Reliance Industries, Ltd.                                166,231           1,445
State Bank of India, Ltd. - GDR                           52,803           1,325
ZEE Telefilms, Ltd.                                      381,739             852
                                                                   -------------
                                                                          13,787
                                                                   -------------

INDONESIA - 1.1%
Astra International Tbk PT (AE)                        2,169,620             972
Bank Mandiri Persero PT (AE)                           3,851,000             386
Gudang Garam Tbk PT                                      226,500             246
HM Sampoerna Tbk PT                                    1,788,090             853
Indofood Sukses Makmur Tbk PT                          6,174,000             491
Indonesian Satellite Corp. Tbk PT                        158,500             151
Kalbe Farma Tbk PT                                     3,731,000             264
Ramayana Lestari Sentosa Tbk PT                          701,000             244
Telekomunikasi Indonesia Tbk PT                        3,647,500           1,967
                                                                   -------------
                                                                           5,574
                                                                   -------------

ISRAEL - 0.6%
Bank Hapoalim, Ltd. (AE)                                 266,919             521
IDB Development Corp., Ltd. (AE)                          13,941             239
Tadiran Communications, Ltd.                              31,103             698
Taro Pharmaceuticals Industries (AE)                       8,896             480
Teva Pharmaceutical Industries                            22,516           1,327
                                                                   -------------
                                                                           3,265
                                                                   -------------

LUXEMBOURG - 0.3%
Tenaris SA - ADR (AE)                                     53,100           1,340
                                                                   -------------

MALAYSIA - 3.3%
Berjaya Sports Toto BHD                                  121,000             134
Commerce Asset Holdings BHD                              393,000             414
Gamuda BHD                                               392,000             655
Genting BHD                                              284,000           1,166
IOI Corp. BHD                                            716,000           1,112
Kuala Lumpur Kepong BHD                                  280,597             443
Magnum Corp. BHD                                         888,000             659
Malakoff BHD                                             268,000             341
Malayan Banking Bhd                                      862,500           2,100
Malaysia Mining Corp.                                  1,000,700             732
Malaysian Pacific Industries                             113,000             455
Maxis Communications BHD                               1,018,000           1,728
New Straits Times Press BHD                              465,000             465
Perusahaan Otomobil Nasional                             272,000             551
PLUS Expressways BHD (AE)                                563,000             375
Public Bank Berhad (Alien Market)                      1,244,620             868
Resorts World BHD                                        596,000           1,615
Road Builder M Holdings BHD                              506,000             503
Sime Darby BHD                                           324,000             439
Tanjong PLC                                               79,000             207
Telekom Malaysia BHD                                     249,000             508
Tenaga Nasional BHD                                      128,000             303
UMW Holdings Bhd                                         231,000             535
YTL Corp. BHD                                            455,000             536
                                                                   -------------
                                                                          16,844
                                                                   -------------

MEXICO - 8.2%
Alfa SA de CV Class A                                    445,351           1,045
America Movil SA de CV
   Class L - ADR                                         179,142           4,120
America Movil SA de CV Series L                        2,050,500           2,383
Apasco SA de CV Series *                                  68,200             507
Cemex SA de CV                                           811,367           4,030
Cemex SA de CV - ADR                                      48,650           1,216
Coca-Cola Femsa SA - ADR                                  33,435             724
Consorico ARA SA de CV (AE)                              308,600             668
Controladora Co.mercial
   Mexicana SA de CV                                     588,300             371
Corp GEO SA de CV Series B (AE)                          215,583             977
Fomento Economico
   Mexicano SA de CV                                     170,500             633
Fomento Economico
   Mexicano SA de CV - ADR                                57,200           2,116

                                                     PRINCIPAL         MARKET
                                                     AMOUNT ($)        VALUE
                                                     OR SHARES           $
--------------------------------------------------------------------------------
Grupo Aeroportuario del
   Sureste SA de CV - ADR                                 54,003             803
Grupo Financiero Banorte SA de CV
   Class O                                                93,900             250
Grupo Financiero BBVA Bancomer
   Class B (AE)                                        2,976,200           2,417
Grupo Modelo SA Series C                                 456,200           1,092
Grupo Televisa SA - ADR (AE)                              75,902           2,846
Grupo Televisa SA Series CPO (AE)                        542,600           1,018
Kimberly-Clark de Mexico SA de CV
   Class A                                               177,200             410
Telefonos de Mexico SA de CV - ADR                       174,928           5,302
Telefonos de Mexico SA de CV Series L                  2,149,900           3,270
TV Azteca SA de CV - ADR                                 105,500             698
Wal-Mart de Mexico SA de CV - ADR                          9,575             262
Wal-Mart de Mexico SA de CV Series C                     676,412           1,674
Wal-Mart de Mexico SA de CV Series V                   1,247,561           3,413
                                                                   -------------
                                                                          42,245
                                                                   -------------

RUSSIA - 5.4%
LUKOIL - ADR                                              99,659           7,777
MMC Norilsk Nickel - ADR                                  49,640           1,968
OAO Gazprom - ADR                                        212,012           4,039
OAO Gazprom Class A - ADR (144A)                          29,656             565
Surgutneftegaz - ADR                                     151,067           3,268
Tatneft - ADR                                             47,246           1,077
Unified Energy System - GDR                              121,610           3,800
YUKOS - ADR                                               90,266           5,168
                                                                   -------------
                                                                          27,662
                                                                   -------------

SOUTH AFRICA - 4.8%
African Bank Investments, Ltd.                           946,165             936
Anglo American Platinum Corp., Ltd.                       24,410             907
Anglogold, Ltd.                                           33,124           1,283
Avgold, Ltd. (AE)                                        545,410             685
Barloworld, Ltd.                                         155,700           1,255
FirstRand, Ltd.                                        1,458,286           1,512
Gold Fields, Ltd.                                        125,600           1,714
Harmony Gold Mining Co., Ltd.                             25,100             358
Impala Platinum Holdings, Ltd.                            36,500           2,838
Imperial Holdings, Ltd.                                  139,292           1,116
Iscor, Ltd.                                              242,878             686
JD Group, Ltd.                                            75,412             325
MTN Group, Ltd. (AE)                                     445,102           1,102
Nedcor, Ltd.                                              63,243             718
Remgro, Ltd.                                              69,194             576
Sanlam, Ltd.                                           1,917,770           1,897
Sappi, Ltd.                                               86,632           1,105
Sasol, Ltd.                                              230,746           2,676
Standard Bank Group, Ltd.                                527,585           2,368
Tiger Brands, Ltd.                                        72,900             715
                                                                   -------------
                                                                          24,772
                                                                   -------------

SOUTH KOREA - 15.7%
Daelim Industrial Co.                                     49,620           1,091
Hanjin Shipping                                          110,610           1,249
Hyosung Corp.                                             77,476             861
Hyundai Department Store Co., Ltd.                        53,474           1,498
Hyundai Heavy Industries (AE)                             49,120           1,263
Hyundai Mobis                                             64,450           2,270
Hyundai Motor Co.                                        129,860           4,320
Kookmin Bank                                             178,999           6,525
Korea Electric Power Corp.                               108,690           1,780
Korean Air Co., Ltd.                                     110,635           1,394
KT Corp.                                                  51,670           1,967
KT Corp. - ADR                                           153,869           2,900
LG Chem, Ltd.                                             46,090           2,022
LG Electronics, Inc.                                      41,895           2,276
LG Investment & Securities Co., Ltd.                      82,860             999
LG Petrochemical Co., Ltd.                                44,210             863
POSCO                                                     50,410           5,947
Samsung Corp.                                            250,480           1,807
Samsung Electro-Mechanics Co., Ltd.                       15,000             540
Samsung Electronics Co., Ltd.                             68,551          25,309
Samsung Fire & Marine
   Insurance Co., Ltd. (AE)                               24,267           1,339
Samsung Heavy Industries Co., Ltd.                       237,122           1,032
Samsung SDI Co., Ltd.                                     30,810           2,889
Shinhan Financial Group Co., Ltd.                        141,720           1,924
SK Telecom Co., Ltd.                                      24,950           4,256
Ssangyong Motor Co. (AE)                                 126,550             891
Tong Yang Confectionery Corp.                             19,740           1,391
                                                                   -------------
                                                                          80,603
                                                                   -------------

TAIWAN - 12.1%
Acer, Inc.                                               758,000           1,121
Ambit MicroSystems Corp.                                     476               1
Asustek Computer, Inc.                                   678,012           1,826
Basso Industry Corp.                                     156,000             322
Benq Corp.                                             2,117,928           3,131
Cathay Financial Holding Co., Ltd.                       537,733             671
Cathay Financial Holding Co., Ltd. -
   GDR (144A) (AE)                                        94,400           1,182
Chang Hwa Commercial Bank                                      4              --
China Development Financial
   Holding Corp. (AE)                                  2,078,836             779
China Motors Co.                                         365,000             641
China Steel Corp.                                      2,844,396           2,273
Chinatrust Financial Holding Co. (AE)                  4,178,748           3,401
Chunghwa Telecom Co., Ltd.                             1,045,000           1,496

                                                     PRINCIPAL         MARKET
                                                     AMOUNT ($)        VALUE
                                                     OR SHARES           $
--------------------------------------------------------------------------------
Compal Electronics, Inc.                               1,089,694           1,659
Delta Electronics, Inc.                                  694,913             915
Evergreen Marine Corp.                                   997,195             686
Formosa Chemicals & Fibre Co.                          1,774,938           2,318
Formosa Plastics Corp.                                 1,360,982           2,012
Fubon Financial Holding Co., Ltd.                      2,914,574           2,534
Grand Hall Enterprise Co., Ltd.                           67,000             373
HON HAI Precision Industry                               955,376           3,944
Inventec Co., Ltd.                                       720,966             439
Kaulin Manufacturing Co., Ltd.                           301,000             511
Lite-On Technology Corp.                               1,153,920           1,307
MediaTek, Inc.                                           213,300           2,123
Micro-Star International Co., Ltd.                       627,409           1,111
Nan Ya Plastic Corp.                                   1,847,533           2,218
Nien Hsing Textile Co., Ltd.                             841,000             909
Prince Housing Development (AE)                              300              --
Quanta Computer, Inc.                                    547,570           1,355
Realtek Semiconductor Corp.                              305,520             662
Sinopac Holdings Co. (AE)                              1,622,966             644
Taishin Financial
   Holdings Co., Ltd. (AE)                             5,452,000           3,112
Taiwan Cellular Corp.                                  1,106,000             793
Taiwan Semiconductor
   Manufacturing Co., Ltd. (AE)                        4,647,713           9,116
United Microelectronics Corp. (AE)                     6,858,649           5,622
Wan Hai Lines, Ltd.                                      770,000             706
Winbond Electronics Corp. (AE)                           655,510             382
                                                                   -------------
                                                                          62,295
                                                                   -------------

THAILAND - 5.4%
Advanced Info Service PCL                              1,528,100           2,064
Aromatics Thailand PCL (AE)                            1,221,700             568
Bangkok Bank PCL (AE)                                  1,431,500           2,944
Bangkok Expressway PCL (AE)                              856,900             480
Bank of Ayudhya                                        9,958,600           2,399
Bank of Ayudhya (AE)                                   1,784,200             434
BEC World PLC                                            238,379           1,427
Charoen Pokphand Foods PCL                             4,104,050             529
Delta Electronics Thai PCL                               348,800             265
GMM Grammy PCL                                           700,000             370
Kasikornbank PCL (AE)                                  2,392,800           2,708
Land & House Publishing Co., Ltd.                      4,272,700           1,258
Land & House Publishing Co., Ltd.
   2008 Warrants (AE)                                     60,000              12
Major Cineplex Group PCL (AE)                            470,100             177
National Finance PCL (AE)                              1,605,300             574
Noble Development PCL                                    410,400             136
PTT Exploration & Production PCL                         250,840             965
PTT PCL                                                1,325,133           2,322
Shin Corp. PCL                                         2,069,300           1,093
Siam Cement PCL                                          730,300           3,341
Siam City Cement                                         112,819             582
Siam Commercial Bank PCL (AE)                            896,500             851
Siam Makro Co., Ltd.                                     200,351             166
Thai Airways International
   (Alien Market) (AE)                                   824,100           1,143
Thai Union Frozen Products PCL                           259,600             196
Thai Union Frozen Products PCL                           140,800             105
Tisco Finance PCL                                        813,900             599
                                                                   -------------
                                                                          27,708
                                                                   -------------

TURKEY - 1.1%
Akbank TAS                                           338,006,432           1,049
Aksigorta AS                                         111,581,000             336
Anadolu Efes Biracilik Ve
   Malt Sanayii AS                                    20,741,028             473
Eregli Demir ve Celik
   Fabrikalari TAS (AE)                               14,313,000             223
KOC Holding AS                                        34,747,800             342
Sabanci Holding                                      231,908,256             620
Tupras Turkiye Petrol Rafine                          91,626,000             745
Turkcell Iletisim Hizmet
   AS - ADR (AE)                                          21,907             397
Turkiye Garanti Bankasi AS (AE)                      201,074,176             310
Turkiye IS Bankasi (AE)                              160,312,000             595
Vestel Elektronik Sanayi (AE)                        151,332,992             394
                                                                   -------------
                                                                           5,484
                                                                   -------------

UNITED KINGDOM - 5.3%
Anglo American PLC (AE)                                  624,182          11,713
Old Mutual PLC                                         1,473,000           2,221
UBS AG PERLES - MSCI
   Taiwan Index                                        1,832,643          13,324
                                                                   -------------
                                                                          27,258
                                                                   -------------

TOTAL COMMON STOCKS
(cost $342,555)                                                          408,026
                                                                   -------------

                                                     PRINCIPAL         MARKET
                                                     AMOUNT ($)        VALUE
                                                     OR SHARES           $
--------------------------------------------------------------------------------
PREFERRED STOCKS - 9.3%
BRAZIL - 8.4%
Aracruz Celulose SA - ADR                                 43,549           1,190
Banco Itau Holding Financeira SA                      43,587,800           3,305
Brasil Telecom Participacoes SA                      179,589,296           1,364
Cia Brasileira de Distribuicao Grupo
   Pao de Acucar - ADR                                    53,277           1,047
Cia de Bebidas das Americas                            2,920,500             646
Cia de Bebidas das Americas - ADR                        238,383           5,290
Cia Energetica de Minas Gerais                        87,900,000             962
Cia Paranaense de Energia                             95,500,000             268
Cia Vale do Rio Doce                                      25,765             883
Cia Vale do Rio Doce - ADR                               215,002           7,338
Empresa Brasileira de Aeronautica SA                      86,051             440
Empresa Brasileira de
   Aeronautica SA - ADR                                   89,295           1,821
Gerdau Metalurgica SA                                     55,400             831
Petroleo Brasileiro SA - Petrobras                       113,550           2,332
Petroleo Brasileiro
   SA - Petrobras - ADR                                  407,481           8,353
Tele Norte Leste Participacoes SA                     29,719,944             387
Tele Norte Leste Participacoes
   SA - ADR                                              198,731           2,585
Telemig Celular Participacoes SA                     897,389,504           1,015
Telesp Celular Participacoes SA (AE)                 247,400,000             399
Telesp Celular Participacoes
   SA - ADR (AE)                                          80,547             326
Uniao de Bancos Brasileiros
   SA - ADR                                               75,996           1,463
Usinas Siderurgicas de Minas
   Gerais SA                                             190,300           1,093
                                                                   -------------
                                                                          43,338
                                                                   -------------

RUSSIA - 0.1%
Surgutneftegaz - ADR                                      28,292             761
                                                                   -------------

SOUTH KOREA - 0.8%
Samsung Electronics Co., Ltd.                             21,540           3,894
                                                                   -------------

TOTAL PREFERRED STOCKS
(cost $36,376)                                                            47,993
                                                                   -------------

LONG-TERM INVESTMENTS - 0.0%
INDIA - 0.0%
Hindustan Lever Ltd.
   9.000% due 01/01/05                                       286              --
                                                                   -------------

TOTAL LONG-TERM INVESTMENTS
(cost $0)                                                                     --
                                                                   -------------

SHORT-TERM INVESTMENTS - 7.8%
UNITED KINGDOM - 1.1%
HBOS Treasury Services PLC (E)
   1.090% due 07/23/04                                     5,800           5,800
                                                                   -------------

UNITED STATES - 6.7%
Bank One Corp. (E) (s)
   1.298% due 11/07/03                                     6,500           6,502
Federated Investors
   Prime Cash Obligation Fund                            388,311             388
General Electric Capital Corp. (E)
   1.200% due 11/20/03                                     2,500           2,501
General Electric Capital Corp. (E) (s)
   1.086% due 03/25/04                                    17,800          17,810
JP Morgan Chase & Co. (E) (s)
   1.256% due 02/05/04                                     3,600           3,602
AIM Short-Term Investment
   Treasury Portfolio                                  3,575,502           3,576
                                                                   -------------
                                                                          34,379
                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS
(cost $40,181)                                                            40,179
                                                                   -------------

TOTAL INVESTMENTS - 96.5%
(identified cost $419,112)                                               496,198

OTHER ASSETS AND LIABILITIES
NET - 3.5%                                                                17,871
                                                                   -------------

NET ASSETS - 100.0%                                                      514,069
                                                                   =============

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

  See accompanying notes which are an integral part of the financial statements.

Amounts in thousands

                                                                    UNREALIZED
                                                      NOTIONAL     APPRECIATION
FUTURES CONTRACTS                                      AMOUNT     (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $              $
--------------------------------------------------------------------------------
LONG POSITIONS
MSCI Taiwan Index
   expiration date 09/03 (809)                            20,306             236
                                                                   -------------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts (a)                                                   $         236
                                                                   =============

FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                  UNREALIZED
                                                 APPRECIATION
    AMOUNT             AMOUNT       SETTLEMENT  (DEPRECIATION)
     SOLD              BOUGHT          DATE            $
---------------   ---------------   ----------  --------------
USD         508   ARS       2,036    10/20/03              130
USD         540   ARS       2,036    11/24/03               98
USD       1,980   ARS       6,001    09/02/03               68
USD       3,436   HUF     821,237    11/24/03               (9)
USD       6,114   THB     251,000    09/02/03               (6)
USD      10,833   ZAR      89,357    11/24/03            1,078
USD       1,322   ZAR      11,126    10/20/03              161
ARS       4,072   USD       1,276    10/20/03                1
ARS       6,001   USD       2,028    11/24/03              (19)
CZK     397,249   USD      13,994    11/24/03              595
HKD      10,130   USD       1,287    11/25/05               (9)
HKD      15,707   USD       2,000    11/25/05              (10)
HKD      29,916   USD       3,794    11/25/05              (33)
HKD      89,747   USD      11,398    11/25/05              (83)
HUF     176,820   CZK      22,400    09/01/03               --
HUF     176,820   CZK      22,400    09/01/03                4
HUF     821,237   USD       3,492    11/24/03               65
ZAR      34,534   USD       4,068    11/24/03             (535)
                                                --------------

                                                         1,496
                                                ==============

                                         % OF          MARKET
INDUSTRY DIVERSIFICATION                  NET          VALUE
(UNAUDITED)                             ASSETS           $
--------------------------------------------------------------
Auto and Transportation                       4.0       20,795
Consumer Discretionary                        3.9       20,265
Consumer Staples                              3.9       19,818
Financial Services                           16.9       86,706
Health Care                                   1.5        7,875
Integrated Oils                               7.6       38,907
Materials and Processing                     13.1       67,315
Miscellaneous                                 3.8       19,358
Other Energy                                  3.2       16,444
Producer Durables                             8.1       41,799
Technology                                    8.7       44,580
Utilities                                    14.0       72,157
Short-Term Investments                        7.8       40,179
                                      -----------   ----------
Total Investments                            96.5      496,198
Other Assets and Liabilities, net             3.5       17,871
                                      -----------   ----------

Net Assets                                  100.0      514,069
                                      ===========   ==========

                                         % OF          MARKET
GEOGRAPHIC DIVERSIFICATION                NET          VALUE
(UNAUDITED)                             ASSETS           $
--------------------------------------------------------------
Africa                                        4.8       24,771
Asia                                         46.1      236,857
Europe                                       11.8       60,648
Latin America                                19.6      100,646
Middle East                                   1.1        5,839
United Kingdom                                5.3       27,258
Short-Term Investments                        7.8       40,179
                                      -----------   ----------
Total Investments                            96.5      496,198
Other Assets and Liabilities, net             3.5       17,871
                                      -----------   ----------

Net Assets                                  100.0      514,069
                                      ===========   ==========

See accompanying notes which are an integral part of the financial statements.

INDEX SWAPS

                                                                                                                   UNREALIZED
                                                          NOTIONAL                                                APPRECIATION
            FUND RECEIVES                   COUNTER        AMOUNT            FUND PAYS            TERMINATION    (DEPRECIATION)
         UNDERLYING SECURITY                 PARTY            $            FLOATING RATE             DATE               $
-------------------------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Brazil                                           3 Month USD LIBOR-
   Free Gross Dividends Reinvested      Morgan Stanley     1,500          BBA minus 3.00%           09/04/03                286
MSCI Emerging Markets Brazil                                           3 Month USD LIBOR-
   Free Gross Dividends Reinvested      Morgan Stanley     2,900          BBA minus 2.25%           06/09/04                333
MSCI Emerging Markets Chile                                            3 Month USD LIBOR-
   Gross Dividends Reinvested           Morgan Stanley       500          BBA minus 3.50%           02/13/04                 (1)
MSCI Emerging Markets Korea                                            3 Month USD LIBOR-
   Gross Dividends Reinvested           Morgan Stanley     3,300          BBA minus 2.50%           10/03/03                649
MSCI Emerging Markets Mexico                                           3 Month USD LIBOR-
   Free Gross Dividends Reinvested      Morgan Stanley       800          BBA minus 2.50%           01/14/04                 17
MSCI Emerging Markets Mexico                                           3 Month USD LIBOR-
   Free Gross Dividends Reinvested      Morgan Stanley     2,900          BBA minus 2.25%           06/09/04                123
MSCI Emerging Markets Taiwan                                           3 Month USD LIBOR-
   Gross Dividends Reinvested           Morgan Stanley     2,500          BBA minus 2.50%           11/10/03                317
MSCI Emerging Markets Thailand                                         3 Month USD LIBOR-
   Free Gross Dividends Reinvested      Morgan Stanley     1,000          BBA minus 2.45%           09/04/03                334
MSCI Emerging Markets Thailand                                         3 Month USD LIBOR-
   Free Gross Dividends Reinvested      Morgan Stanley     2,800          BBA minus 2.65%           03/15/04                741
MSCI Emerging Markets                                                  3 Month USD LIBOR-
   Total Return India Index              Merrill Lynch     3,108          BBA minus 2.00%           01/16/04                542
MSCI Emerging Markets                                                  3 Month USD LIBOR-
   Total Return India Index              Merrill Lynch     2,250          BBA minus 3.50%           06/11/04                653
MSCI Taiwan Index                        Merrill Lynch     4,000       3 Month USD LIBOR-
                                                                          BBA minus 3.25%           08/06/04                443
                                                                                                                 --------------
                                                                                                                          4,437
                                                                                                                 ==============

  See accompanying notes which are an integral part of the financial statements.

SSgA
INTERNATIONAL STOCK SELECTION FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

INVESTS IN: Primarily equity securities of foreign issuers.

STRATEGY: The Fund's proprietary stock selection model seeks to choose the best securities within each industry regardless of the country of domicile. In order to effectively manage risk, the Fund will seek to invest in only those countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI(R)EAFE(R)) Index, without letting the relative position sizes in those countries deviate significantly from the benchmark.

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31   SSgA INTERNATIONAL STOCK SELECTION    MSCI(R) EAFE(R) INDEX (NET DIVIDEND)#
*                                                          $ 10,000                                 $ 10,000
1995                                                       $ 10,890                                 $ 10,933
1996                                                       $ 11,567                                 $ 11,794
1997                                                       $ 11,703                                 $ 12,862
1998                                                       $ 10,591                                 $ 12,844
1999                                                       $ 13,438                                 $ 16,141
2000                                                       $ 14,257                                 $ 17,683
2001                                                       $ 11,172                                 $ 13,377
2002                                                       $  9,572                                 $ 11,377
2003                                                       $ 10,678                                 $ 12,413

SSgA INTERNATIONAL STOCK SELECTION FUND

  PERIOD ENDED             GROWTH OF          TOTAL
    08/31/03                $10,000          RETURN
-----------------        ------------      -----------
1 Year                   $     11,155         11.55%
5 Years                  $     10,081          0.16%+
Inception                $     10,678          0.78%+

MSCI(R) EAFE(R) INDEX (NET DIVIDEND)

  PERIOD ENDED             GROWTH OF          TOTAL
    08/31/03                $10,000          RETURN
-----------------        ------------      -----------
1 Year                   $     10,911          9.11%
5 Years                  $      9,665         (0.68)%+
Inception                $     12,413          2.58%+

See related Notes on following page.

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA International Stock Selection Fund gained 11.55%. This compared to the MSCI(R) EAFE(R) Index (Net Dividend), which gained 9.11% during the same period. The Fund's performance includes 100 basis points of operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The Fund's strong relative performance for the year was predominantly due to strong stock selection, primarily in the consumer durables, the apparel, and the transportation industries.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

Our process responded well to the shift from a generally declining market to a generally rising market, enabling us to add value consistently through distinct market cycles. As a quantitative manager, our stock selection process identified attractive stocks based upon a valuation and a sentiment standpoint. It may be the case, from time to time, that only defensive stocks look attractive on a sentiment basis (those having upward estimate revisions). This is what the Fund experienced last year. Technology, media and telecom stocks were downgraded the most during the period. The Fund avoided these stocks with poor analyst sentiment, which worked well since these were the stocks that fell the most during the time frame. Once the analysts started to revise their earning estimates upward for these beaten down stocks, our model began to identify opportunities among these names. Following the model, the Fund's managers were able to begin putting money back into some technology and insurance companies which had previously fallen because of their large equity market exposure.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

The strongest contributors to the Fund's performance included Puma, the German sporting goods and athletic-wear manufacturer and Kawasaki Kisen Kaisha, the Japanese marine shipping company.

The weakest contributors included Tandberg, the Norwegian video conferencing solutions company, which lost half its value upon issuing a surprise profit warning in December of 2002, and Eisai, the Japanese pharmaceutical and medical products company, which was one of the weaker performers in the lagging pharmaceuticals industry.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

We maintained a somewhat defensive position leading into March of 2003, thus avoiding many of the stocks which had paced the market's decline. Around that time, we began to find new opportunities in more market-sensitive stocks, which had fallen in price to more attractive levels, thus enabling the Fund to become less defensive in composition. This changing position reflected the relative attractiveness of defensive stocks versus more market-sensitive stocks as ranked by our stock selection process rather than a specific top-down macroeconomic view.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO BENCHMARK.

The defensive position of the Fund was concentrated within the financial and technology sectors. In late 2002 and early 2003, the Fund's managers favored insurance companies which were less exposed to the equity markets, a strategy which worked well during the market decline. By March 2003, the insurance companies with higher equity exposures had fallen to more attractive levels. Switching some of our weight from the less equity exposed insurance companies into the more equity exposed insurance companies helped the Fund continue to perform well during the rally which began in mid-March.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  * The Fund commenced operations on March 7, 1995. Index comparison began March 1, 1995.
  # The Morgan Stanley Capital International Europe, Australasia, Far East Index (Net Dividend) is an index composed of an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.
  +  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

SSgA
INTERNATIONAL STOCK SELECTION FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                     PRINCIPAL         MARKET
                                                     AMOUNT ($)        VALUE
                                                     OR SHARES           $
--------------------------------------------------------------------------------
COMMON STOCKS - 92.4%
AUSTRALIA - 3.5%
BHP Steel, Ltd.                                          330,324             990
CSR, Ltd.                                                594,231             777
National Australia Bank, Ltd.                             28,624             576
Qantas Airways, Ltd.                                     196,647             412
Woolworths, Ltd.                                          91,558             697
                                                                   -------------
                                                                           3,452
                                                                   -------------

AUSTRIA - 0.6%
OMV AG                                                     5,249             617
                                                                   -------------

BELGIUM - 1.6%
Delhaize Group                                            24,747             959
KBC Bancassurance Holding                                 15,816             615
                                                                   -------------
                                                                           1,574
                                                                   -------------

FINLAND - 1.3%
Nokia OYJ                                                 45,541             746
Sanoma-WSOY Oyj Class B                                   45,767             595
                                                                   -------------
                                                                           1,341
                                                                   -------------

FRANCE - 11.1%
Alcatel SA                                                48,069             522
Aventis SA                                                36,579           1,777
BNP Paribas                                               33,279           1,658
France Telecom                                            37,058             920
Renault SA                                                21,603           1,302
Societe Assurances Generales de France                    29,328           1,318
Societe Generale Class A                                  19,038           1,262
Suez SA (AE)                                               5,500              --
Total Fina Elf SA (AE)                                       810              --
Total Fina Elf SA                                         10,755           1,650
Wanadoo (AE)                                             111,925             736
                                                                   -------------
                                                                          11,145
                                                                   -------------

GERMANY - 9.6%
Allianz AG                                                 2,750             245
Altana AG                                                  8,600             441
Celanese AG                                               32,300             975
Continental AG                                            39,100           1,019
Deutsche Bank AG                                          18,900           1,092
Deutsche Telekom AG                                       80,100           1,143
E.ON AG                                                   18,500             957
Puma AG Rudolf Dassler Sport                              12,234           1,389
SAP AG                                                     7,865             944
Siemens AG                                                21,900           1,356
                                                                   -------------
                                                                           9,561
                                                                   -------------

HONG KONG - 1.8%
Jardine Matheson Holdings, Ltd.                           65,388             464
Li & Fung, Ltd.                                          780,000           1,330
                                                                   -------------
                                                                           1,794
                                                                   -------------

ITALY - 2.0%
Banca Intesa SpA (AE)                                    261,293             785
ENI-Ente Nazionale Idrocarburi SpA                        78,150           1,181
                                                                   -------------
                                                                           1,966
                                                                   -------------

JAPAN - 21.3%
Alps Electric Co., Ltd.                                   29,000             493
Brother Industries, Ltd.                                  81,000             719
Dai Nippon Printing Co., Ltd.                             92,000           1,172
Daiwa Securities Group, Inc.                              52,000             336
Honda Motor Co., Ltd.                                     20,400             830
Kawasaki Kisen Kaisha, Ltd.                              244,000             832
KDDI Corp.                                                   210           1,074
Kuraray Co., Ltd.                                        170,000           1,282
Matsushita Electric Industrial Co., Ltd.                  53,000             676
Mitsubishi Corp.                                         113,000             955
Mitsubishi Electric Corp.                                 68,000             279
Mitsubishi Heavy Industries, Ltd.                        176,000             569
Mitsubishi Tokyo Financial Group, Inc.                       101             589
Mitsui Fudosan Co., Ltd.                                  83,000             669
Mitsui Sumitomo Insurance Co., Ltd.                       76,000             454
Nippon Oil Corp.                                         147,000             581
Nippon Steel Corp.                                       713,000           1,277
Nippon Telegraph & Telephone Corp.                           197             868
OJI Paper Co., Ltd.                                      161,000             894
Olympus Optical Co., Ltd.                                 41,000             942
Ricoh Co., Ltd.                                           36,000             663
Sekisui Chemical Co., Ltd.                               216,000             896
Tanabe Seiyaku Co., Ltd.                                 156,000           1,102
TDK Corp.                                                 15,000             977
Tohoku Electric Power Co., Inc.                           50,000             737
UFJ Holdings, Inc.                                           178             476
Yamaha Motor Co., Ltd.                                    87,000             895
                                                                   -------------
                                                                          21,237
                                                                   -------------

NETHERLANDS - 4.4%
ABN AMRO Holding NV                                       89,142           1,561
Royal Dutch Petroleum Co.                                 24,761           1,105
Royal KPN NV (AE)                                        101,654             704
Unilever NV                                               18,210           1,014
                                                                   -------------
                                                                           4,384
                                                                   -------------

NORWAY - 0.5%
Norsk Hydro ASA                                           10,040             528
                                                                   -------------

                                                     PRINCIPAL         MARKET
                                                     AMOUNT ($)        VALUE
                                                     OR SHARES           $
--------------------------------------------------------------------------------
SINGAPORE - 0.8%
Fraser & Neave, Ltd.                                     151,100             840
                                                                   -------------

SPAIN - 4.9%
Banco Santander Central Hispano SA                       132,925           1,134
Grupo Dragados SA                                         20,219             410
Iberdrola SA                                              73,969           1,257
Repsol YPF SA                                             69,188           1,168
Zardoya-Otis SA                                           55,786             905
                                                                   -------------
                                                                           4,874
                                                                   -------------

SWEDEN - 1.3%
Nordea AB                                                168,215             855
Volvo AB Series A                                         19,900             456
                                                                   -------------
                                                                           1,311
                                                                   -------------

SWITZERLAND - 7.7%
Credit Suisse Group                                       57,912           1,809
Nestle SA                                                  7,900           1,720
Novartis AG Class G                                       47,293           1,739
UBS AG                                                    19,630           1,059
Zurich Financial Services AG                              10,659           1,370
                                                                   -------------
                                                                           7,697
                                                                   -------------

UNITED KINGDOM - 20.0%
Allied Domecq PLC                                         85,626             515
Aviva PLC                                                 82,567             655
BP PLC                                                   175,085           1,188
British Airways PLC                                      376,642           1,114
British American Tobacco PLC                              34,966             353
BT Group PLC                                             188,408             548
EMAP PLC                                                  46,768             632
GlaxoSmithKline PLC                                      151,403           2,891
HSBC Holdings PLC                                        103,080           1,326
Kidde PLC                                                660,465           1,013
Legal & General Group PLC                                280,927             442
Marks & Spencer Group PLC                                158,742             765
Northern Rock PLC                                         69,306             749
Reckitt Benckiser PLC Series C                            65,618           1,235
Royal Bank of Scotland Group PLC                          71,639           1,784
Scottish Power PLC                                       228,515           1,309
Vodafone Group PLC (AE)                                1,226,522           2,246
Whitbread PLC                                            100,234           1,184
                                                                   -------------
                                                                          19,949
                                                                   -------------

TOTAL COMMON STOCKS
(cost $87,620)                                                            92,270
                                                                   -------------

LONG-TERM INVESTMENTS - 0.1%
CAYMAN ISLANDS - 0.1%
MTI Capital Cayman, Ltd.
   0.500% due 10/01/07 JPY                                39,000              99
                                                                   -------------

TOTAL LONG-TERM INVESTMENTS
(cost $312)                                                                   99
                                                                   -------------

PREFERRED STOCKS - 1.3%
AUSTRALIA - 1.3%
News Corp., Ltd.                                         188,168           1,346
                                                                   -------------

TOTAL PREFERRED STOCKS
(cost $1,036)                                                              1,346
                                                                   -------------

SHORT-TERM INVESTMENTS - 0.5%
UNITED STATES - 0.5%
Federated Investors
   Prime Cash Obligation Fund (s)                        464,224             464
AIM Short-Term Investment
   Treasury Portfolio (s)                                    432              --
                                                                   -------------
                                                                             464
                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS
(cost $464)                                                                  464
                                                                   -------------

TOTAL INVESTMENTS - 94.3%
(identified cost $89,432)                                                 94,179

OTHER ASSETS AND LIABILITIES
NET - 5.7%                                                                 5,705
                                                                   -------------

NET ASSETS - 100.0%                                                       99,884
                                                                   =============

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

See accompanying notes which are an integral part of the financial statements.

                                                 UNREALIZED
                                    NOTIONAL    APPRECIATION
FUTURES CONTRACTS                    AMOUNT    (DEPRECIATION)
(NUMBER OF CONTRACTS)                  $             $
-------------------------------------------------------------
LONG POSITIONS
MSCI Pan Euro Index (EMU)
   expiration date 09/03 (227)          3,747              (3)
TOPIX Index (Japan)
   expiration date 09/03 (14)           1,177              25
                                                  -----------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts (a)                                  $        22
                                                  ===========

FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                  UNREALIZED
                                                 APPRECIATION
    AMOUNT             AMOUNT       SETTLEMENT  (DEPRECIATION)
     SOLD              BOUGHT          DATE            $
---------------   ---------------   ----------  --------------
GBP         700   EUR       1,004    09/02/03               (5)
GBP         700   EUR       1,004    09/02/03               --
GBP         153   HKD       1,878    09/02/03               (1)
GBP         153   HKD       1,878    09/02/03               --
                                                --------------
                                                            (6)
                                                ==============

                                         % OF        MARKET
INDUSTRY DIVERSIFICATION                  NET        VALUE
(UNAUDITED)                             ASSETS         $
-------------------------------------------------------------
Auto and Transportation                       6.9       6,862
Consumer Discretionary                       13.4      13,360
Consumer Staples                              5.7       5,678
Financial Services                           22.2      22,149
Health Care                                   6.2       6,172
Integrated Oils                               4.1       4,118
Materials and Processing                      9.5       9,538
Miscellaneous                                 0.5         464
Other Energy                                  3.9       3,899
Producer Durables                             4.5       4,531
Technology                                    5.0       5,040
Utilities                                    11.8      11,805
Short-Term Investments                        0.5         464
Long-Term Investments                         0.1          99
                                      -----------   ---------
Total Investments                            94.3      94,179
Other Assets and Liabilities, net             5.7       5,705
                                      -----------   ---------

Net Assets                                  100.0      99,884
                                      ===========   =========

                                         % OF        MARKET
GEOGRAPHIC DIVERSIFICATION                NET        VALUE
(UNAUDITED)                             ASSETS         $
-------------------------------------------------------------
Asia                                          7.4       7,433
Europe                                       45.0      44,997
Japan                                        21.3      21,237
United Kingdom                               20.0      19,949
Short-Term Investments                        0.5         464
Long-Term Investments                         0.1          99
                                      -----------   ---------
Total Investments                            94.3      94,179
Other Assets and Liabilities, net             5.7       5,705
                                      -----------   ---------

Net Assets                                  100.0      99,884
                                      ===========   =========

  See accompanying notes which are an integral part of the financial statements.

SSgA
INTERNATIONAL GROWTH OPPORTUNITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

INVESTS IN: Primarily securities of foreign issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI(R)EAFE(R)) Index.

STRATEGY: The Fund will attempt to meet its objective through the active selection of foreign equity securities based on the fundamental analysis of companies and investment themes. The investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook.

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31     SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND   MSCI(R) EAFE(R) INDEX#
*                                                                      $ 10,000                 $ 10,000
1998                                                                   $  8,420                 $  8,882
1999                                                                   $ 11,374                 $ 11,194
2000                                                                   $ 14,651                 $ 12,292
2001                                                                   $  9,922                 $  9,332
2002                                                                   $  7,954                 $  7,962
2003                                                                   $  8,499                 $  8,724

SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND

   PERIOD ENDED           GROWTH OF           TOTAL
     08/31/03              $10,000            RETURN
--------------------    --------------     ------------
1 Year                  $     10,686           6.86%
5 Years                 $     10,094           0.19%+
Inception               $      8,499          (3.00)%+

MSCI(R) EAFE(R) INDEX

   PERIOD ENDED           GROWTH OF           TOTAL
     08/31/03              $10,000            RETURN
--------------------    --------------     ------------
1 Year                  $     10,958           9.58%
5 Years                 $      9,823          (0.36)%+
Inception               $      8,724          (2.53)%+

See related Notes on following page.

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA International Growth Opportunities Fund gained 6.86%. This compared to the MSCI(R) EAFE(R) Index, which gained 9.58% during the same period. The Fund's performance includes 110 basis points of operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The Fund's philosophy encouraged investment in predominantly large cap, high quality companies with sustainable long-term competitive advantages over their peers. In 2002's market environment, these larger companies lagged the market severely as investors, panicked by accounting scandals, sold these stocks. Moreover, our insistence on higher quality stocks also played against us. Lower quality, smaller companies strikingly outperformed those with stronger balance sheets as speculators stepped in to attempt short-term trading gains.

With this type of style thus resolutely out of fashion in 2002, the Fund nevertheless stuck to its beliefs. It was rewarded for doing so in the last part of the fiscal year. As investors' confidence returned, the market rally broadened out and market participants began to discriminate in terms of quality. As evidence of weak economic recovery emerged, there was a growing realization that those companies, positioned well for the long-term, offered outstanding value.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

The period can be divided into two distinct phases. Despite a short-lived rally at calendar year-end, international markets continued to fall through March 2003 as political unrest combined with weak economic statistics unsettled investors. Under these circumstances, the Fund positioned itself to be ready for a recovery. The Fund's managers took the view that investors' pessimism was largely overdone, and that the fiscal and monetary stimuli being administered by global authorities would prove sufficient to avert a 'double dip' recession of the type being discounted by market participants. The watershed occurred in mid-March, after the toppling of the Iraqi regime.

During the second calendar quarter of 2003, the MSCI(R) EAFE(R) Index posted a positive return. The Fund, positioned as it was to take advantage of a rising market, surpassed the Index during this time frame. The stocks purchased or accumulated near the bottom of the market, particularly sectors of the technology industry such as semi-conductors and contract manufacturers, and integrated insurance companies owning money management operations, experienced significant gains.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

Within the telecommunications sector, our holdings in Telefonica and Vodafone contributed most to returns in this time period. Other strong contributors include a number within the information technology sector, including Canon, Nokia, Flextronics, and ASML. Amongst Japanese stocks, Komatsu and Sharp also stood out favorably.

On the negative side, three financial stocks, Allianz, Lloyds TSB, and Mitsubishi-Tokyo were sold out of the Fund, having failed to match peer returns as the market turned up. Also disappointing were Sony, which was sold by the Fund after announcing a major restructuring, BAe, the British defense company, and Suez, a French water company.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

As mentioned earlier, the Fund's managers were convinced over the course of the fiscal year that international markets had overdiscounted all possible bad news and that, given a combination of low rates and low inflation, forces were present to put in place a macroeconomic recovery. Accordingly, the manager adopted a strategic view of many of these companies, concluding that market participants' earnings expectations for them were too bearish. Purchases over the time period were largely aimed at ensuring that the Fund was positioned to capture upside in the market - largely by buying more of the good quality growth stocks that had been sold down indiscriminately.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO ITS BENCHMARK.

Over summer 2003, the Fund's managers overweighted the high tech sector aggressively, given their belief that this area would lead the market upwards on any recovery. Another sector that contributed well was telecommunications, where the Fund was also overweight. During most of the period, energy stocks were overweighted - particularly those with exposure to the natural gas price, where we exploited the run up in this commodity. The managers also overweighted the important area of financials through March 2003, given the view that the banks would benefit from lower rates, and the insurance companies from their money management stakes and a firming of the rate cycle.

The Fund was positioned defensively in the consumer staples sector, where prospects were felt to be unimpressive. The industrials, materials and utilities sectors were underweighted more by reason of finding fewer excellent companies meeting our criteria for inclusion within the Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.


Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  * The Fund commenced operations on May 1, 1998. Index comparison also began May 1, 1998.
  # The Morgan Stanley Capital International Europe, Australasia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of dividends.
  +  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

SSgA
INTERNATIONAL GROWTH OPPORTUNITIES FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                 PRINCIPAL        MARKET
                                                 AMOUNT ($)       VALUE
                                                 OR SHARES          $
---------------------------------------------------------------------------
COMMON STOCKS - 102.3%
CANADA - 1.9%
Encana Corp.                                          37,719          1,412
                                                               ------------

FINLAND - 4.9%
Nokia OYJ                                            194,650          3,187
Stora Enso Oyj Class R                                40,700            530
                                                               ------------
                                                                      3,717
                                                               ------------

FRANCE - 11.3%
Aventis SA                                            15,450            750
AXA                                                   74,362          1,319
AXA - ADR                                              5,230             93
BNP Paribas                                           37,051          1,846
LVMH Moet Hennessy Louis Vuitton SA                   28,145          1,692
Sanofi-Synthelabo SA                                  23,656          1,330
Total Fina Elf SA                                      9,731          1,493
                                                               ------------
                                                                      8,523
                                                               ------------

GERMANY - 7.7%
E.ON AG                                               24,700          1,277
SAP AG                                                14,400          1,728
Siemens AG                                            18,300          1,133
Volkswagen AG                                         34,000          1,667
                                                               ------------
                                                                      5,805
                                                               ------------

HONG KONG - 0.5%
Li & Fung, Ltd.                                      212,000            362
                                                               ------------

IRELAND - 2.3%
CRH PLC                                               66,023          1,258
Ryanair Holdings PLC - ADR (AE)                       10,829            458
                                                               ------------
                                                                      1,716
                                                               ------------

JAPAN - 20.0%
Canon, Inc.                                           38,000          1,827
Fanuc, Ltd. (AE)                                      12,100            799
Honda Motor Co., Ltd.                                 31,000          1,262
Hoya Corp.                                            21,400          1,638
Komatsu, Ltd.                                        315,000          1,798
Nomura Holdings, Inc.                                 53,000            771
NTT DoCoMo, Inc.                                         957          2,461
Sharp Corp.                                          148,000          2,220
Takeda Chemical Industries, Ltd.                      14,900            539
Toyota Motor Corp. (AE)                               64,600          1,783
                                                               ------------
                                                                     15,098
                                                               ------------

NETHERLANDS - 5.9%
ASML Holding NV (AE)                                  98,702          1,555
ING Groep NV                                         102,924          2,007
Royal Dutch Petroleum Co.                             19,147            855
                                                               ------------
                                                                      4,417
                                                               ------------

SINGAPORE - 2.1%
Flextronics International, Ltd. (AE)                 117,900          1,590
                                                               ------------

SOUTH KOREA - 0.7%
Samsung Electronics Co.,
   Ltd. - GDR (144A)                                   6,066            552
                                                               ------------

SPAIN - 4.1%
Endesa SA                                             48,307            752
Telefonica SA                                        171,041          2,013
Telefonica SA - ADR (AE)                               9,524            338
                                                               ------------
                                                                      3,103
                                                               ------------

SWEDEN - 0.6%
Assa Abloy AB Class B                                 50,400            446
                                                               ------------

SWITZERLAND - 12.5%
Nestle SA                                              7,310          1,592
Novartis AG Class G                                   67,819          2,494
Roche Holding AG                                      11,689            895
Swiss Reinsurance                                     17,391          1,068
UBS AG                                                43,819          2,364
Zurich Financial Services AG                           7,824          1,006
                                                               ------------
                                                                      9,419
                                                               ------------

TAIWAN - 1.8%
Taiwan Semiconductor
   Manufacturing Co., Ltd. - ADR (AE)                111,260          1,311
                                                               ------------

UNITED KINGDOM - 26.0%
Barclays PLC                                         155,944          1,135
BP PLC                                               267,350          1,814
British Sky Broadcasting PLC (AE)                    152,713          1,599
Celltech Group PLC (AE)                              136,262            719
Compass Group PLC                                     93,229            516
Diageo PLC                                           123,262          1,322
GlaxoSmithKline PLC                                  109,887          2,098
HBOS PLC                                             112,915          1,257
HSBC Holdings PLC                                    218,363          2,807
Reed Elsevier PLC                                     90,505            694
Rio Tinto PLC                                         51,666          1,137
Royal Bank of Scotland Group PLC                      32,437            808
Tesco PLC                                            207,765            710
Vodafone Group PLC (AE)                            1,641,746          3,005
                                                               ------------
                                                                     19,621
                                                               ------------

TOTAL COMMON STOCKS
(cost $73,743)                                                       77,092
                                                               ------------

                                                 PRINCIPAL        MARKET
                                                 AMOUNT ($)       VALUE
                                                 OR SHARES          $
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.5%

UNITED STATES - 1.5%
Federated Investors
   Prime Cash Obligation Fund                      1,131,852          1,132
AIM Short-Term Investment
   Prime Portfolio                                       590              1
                                                               ------------
                                                                      1,133
                                                               ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $1,133)                                                         1,133
                                                               ------------

TOTAL INVESTMENTS - 103.8%
(identified cost $74,876)                                            78,225

OTHER ASSETS AND LIABILITIES
NET - (3.8%)                                                         (2,836)
                                                               ------------

NET ASSETS - 100.0%                                                  75,389
                                                               ============

FOREIGN CURRENCY EXCHANGE CONTRACTS

                                           UNREALIZED
                                          APPRECIATION
  AMOUNT        AMOUNT      SETTLEMENT   (DEPRECIATION)
   SOLD         BOUGHT         DATE             $
-----------   -----------   ----------   --------------
CAD     125   USD      89    09/02/03                (1)
EUR     630   USD     686    09/02/03                (5)
GBP     237   USD     374    09/02/03                (1)
HKD   1,525   USD     195    09/02/03                --
                                         --------------
                                                     (7)
                                         ==============

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

  See accompanying notes which are an integral part of the financial statements.

Amounts in thousands

                                            % OF     MARKET
INDUSTRY DIVERSIFICATION                    NET       VALUE
(UNAUDITED)                                ASSETS       $
------------------------------------------------------------
Auto and Transportation                       6.8      5,171
Consumer Discretionary                        9.5      7,219
Consumer Staples                              7.1      5,315
Financial Services                           21.9     16,480
Health Care                                  12.9      9,713
Integrated Oils                               4.3      3,226
Materials and Processing                      4.9      3,675
Other Energy                                  3.1      2,347
Producer Durables                             5.2      3,929
Technology                                    9.3      6,983
Utilities                                    17.3     13,034
Short-Term Investments                        1.5      1,133
                                           ------    -------
Total Investments                           103.8     78,225
Other Assets and Liabilities, net            (3.8)    (2,836)
                                           ------    -------

Net Assets                                  100.0     75,389
                                           ======    =======

                                            % OF     MARKET
GEOGRAPHIC DIVERSIFICATION                  NET       VALUE
(UNAUDITED)                                ASSETS       $
------------------------------------------------------------
Asia                                          5.1      3,816
Europe                                       49.3     37,146
Japan                                        20.0     15,098
Other                                         1.9      1,411
United Kingdom                               26.0     19,621
Short-Term Investments                        1.5      1,133
                                           ------    -------
Total Investments                           103.8     78,225
Other Assets and Liabilities, net            (3.8)    (2,836)
                                           ------    -------

Net Assets                                  100.0     75,389
                                           ======    =======

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES -- AUGUST 31, 2003

Amounts in thousands

                                                                       EMERGING      INTERNATIONAL STOCK    INTERNATIONAL GROWTH
                                                                     MARKETS FUND       SELECTION FUND       OPPORTUNITIES FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                                     $     419,112    $            89,432    $             74,876
--------------------------------------------------------------------------------------------------------------------------------
Investments, at market*                                                   496,198                 94,179                  78,225
Cash                                                                        2,766                    162                      --
Foreign currency holdings**                                                10,895                  1,951                     360
Unrealized appreciation on foreign currency exchange contracts              2,200                     --                      --
Receivables:
      Dividends and interest                                                1,869                    238                     231
      Investments sold                                                      8,760                  6,222                     961
      Fund shares sold                                                        785                    141                     272
      Daily variation margin on futures contracts                             453                     --                      --
Prepaid expenses                                                                2                     23                      --
Investment of securities lending collateral in money market funds,
   at cost and market value                                                21,050                 10,093                   2,457
Unrealized appreciation on index swap contracts                             4,438                     --                      --
                                                                    -------------    -------------------    --------------------
TOTAL ASSETS                                                              549,416                113,009                  82,506
                                                                    -------------    -------------------    --------------------

LIABILITIES
Payables:
      Investments purchased                                                12,220                  2,835                     564
      Fund shares redeemed                                                    822                     39                   4,003
      Accrued fees to affiliates                                              525                    103                      65
      Other accrued expenses                                                   25                     18                      21
      Daily variation margin on futures contracts                              --                     31                      --
Unrealized depreciation on foreign currency exchange contracts                704                      6                       7
Payable upon return of securities loaned                                   21,050                 10,093                   2,457
Unrealized depreciation on index swap contracts                                 1                     --                      --
                                                                    -------------    -------------------    --------------------
TOTAL LIABILITIES                                                          35,347                 13,125                   7,117
                                                                    -------------    -------------------    --------------------

NET ASSETS                                                          $     514,069    $            99,884    $             75,389
                                                                    =============    ===================    ====================

Net Assets Consist of:
Undistributed (overdistributed) net investment income               $       7,027    $             1,696    $                734
Accumulated net realized gain (loss)                                      (47,730)               (20,163)                (58,223)
Unrealized appreciation (depreciation) on:
      Investments                                                          77,086                  4,747                   3,349
      Futures contracts                                                       236                     22                      --
      Index swap contracts                                                  4,437                     --                      --
      Foreign currency-related transactions                                 1,458                     (8)                     (1)
Shares of beneficial interest                                                  48                     14                      10
Additional paid-in capital                                                471,507                113,576                 129,520
                                                                    -------------    -------------------    --------------------
NET ASSETS                                                          $     514,069    $            99,884    $             75,389
                                                                    =============    ===================    ====================

See accompanying notes which are an integral part of the financial statements.

                                                                       EMERGING      INTERNATIONAL STOCK    INTERNATIONAL GROWTH
                                                                     MARKETS FUND       SELECTION FUND       OPPORTUNITIES FUND
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, offering and
   redemption price per share:
   NET ASSET VALUE PER SHARE***                                     $       10.80    $              6.97    $               7.76
      Net assets                                                    $ 514,068,823    $        99,883,864    $         75,389,452
      Shares outstanding ($.001 par value)                             47,585,690             14,339,779               9,709,823
--------------------------------------------------------------------------------------------------------------------------------

Amounts in thousands

*     Securities on loan included in investments                    $      20,228    $             9,583    $              2,350
**    Foreign currency holdings - cost                              $      10,900    $             1,949                     359
      (See note 2 for restricted cash amounts)

*** Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

  See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED AUGUST 31, 2003

Amounts in thousands

                                                                       EMERGING      INTERNATIONAL STOCK    INTERNATIONAL GROWTH
                                                                     MARKETS FUND      SELECTION FUND        OPPORTUNITIES FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Dividends                                                      $     12,156    $             2,417    $              1,758
      Interest                                                                436                      8                      --
      Securities Lending Income                                                87                     96                      36
      Less foreign taxes withheld                                          (1,364)                  (258)                   (206)
                                                                     ------------    -------------------    --------------------
TOTAL INVESTMENT INCOME                                                    11,315                  2,263                   1,588
                                                                     ------------    -------------------    --------------------

EXPENSES
      Advisory fees                                                         2,993                    640                     591
      Administrative fees                                                     306                     91                      84
      Custodian fees                                                        1,239                    181                     151
      Distribution fees                                                       239                     13                     124
      Transfer agent fees                                                      89                     50                      46
      Professional fees                                                        54                     39                      39
      Registration fees                                                        29                     18                      18
      Shareholder servicing fees                                              364                     24                      66
      Trustees' fees                                                           23                     13                      13
      Printing fees                                                            25                     14                      17
      Miscellaneous                                                            30                      8                      11
                                                                     ------------    -------------------    --------------------
      Expenses before reductions                                            5,391                  1,091                   1,160
      Expense reductions                                                     (403)                  (237)                   (293)
                                                                     ------------    -------------------    --------------------
Net Expenses                                                                4,988                    854                     867
                                                                     ------------    -------------------    --------------------
NET INVESTMENT INCOME (LOSS)                                                6,327                  1,409                     721
                                                                     ------------    -------------------    --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
      Investments                                                             (42)                (4,318)                (25,800)
      Futures contracts                                                     4,244                   (562)                     --
      Index swap contracts                                                  2,898                     --                      --
      Foreign currency-related transactions                                (2,788)                   317                      22
                                                                     ------------    -------------------    --------------------
Net realized gain (loss)                                                    4,312                 (4,563)                (25,778)
                                                                     ------------    -------------------    --------------------
Net change in unrealized appreciation (depreciation) on:
      Investments                                                          82,014                 14,944                  28,784
      Futures contracts                                                       496                    263                      --
      Index swap contracts                                                  7,262                     --                      --
      Foreign currency-related transactions                                 1,554                     (9)                     --
                                                                     ------------    -------------------    --------------------
Net change in unrealized appreciation (depreciation)                       91,326                 15,198                  28,784
                                                                     ------------    -------------------    --------------------
Net realized and unrealized gain (loss)                                    95,638                 10,635                   3,006
                                                                     ------------    -------------------    --------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS                                        $    101,965    $            12,044    $              3,727
                                                                     ============    ===================    ====================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE PERIODS ENDED AUGUST 31,

Amounts in thousands

                                                              EMERGING             INTERNATIONAL STOCK      INTERNATIONAL GROWTH
                                                             MARKETS FUND            SELECTION FUND          OPPORTUNITIES FUND
                                                       ----------------------    ----------------------    ----------------------
                                                          2003         2002         2003         2002         2003         2002
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                     $   6,327    $   3,943    $   1,409    $     833    $     721    $     456
      Net realized gain (loss)                             4,312      (19,480)      (4,563)      (8,949)     (25,778)     (18,701)
      Net change in unrealized
        appreciation (depreciation)                       91,326       39,535       15,198       (2,970)      28,784       (3,514)
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in net assets
  from operations                                        101,965       23,998       12,044      (11,086)       3,727      (21,759)
                                                       ---------    ---------    ---------    ---------    ---------    ---------

DISTRIBUTIONS
      From net investment income                          (1,500)          --         (840)        (384)        (433)        (464)
                                                       ---------    ---------    ---------    ---------    ---------    ---------

SHARE TRANSACTIONS
      Net increase (decrease) in net
        assets from share transactions                    31,261       24,128       17,545        3,979      (23,666)       6,768
                                                       ---------    ---------    ---------    ---------    ---------    ---------

TOTAL NET INCREASE (DECREASE)
   IN NET ASSETS                                         131,726       48,126       28,749       (7,491)     (20,372)     (15,455)

NET ASSETS
      Beginning of period                                382,343      334,217       71,135       78,626       95,761      111,216
                                                       ---------    ---------    ---------    ---------    ---------    ---------

      End of period                                    $ 514,069    $ 382,343    $  99,884    $  71,135    $  75,389    $  95,761
                                                       =========    =========    =========    =========    =========    =========

      Undistributed (overdistributed) net investment
         income included in net assets                 $   7,027    $   6,294    $   1,696    $     807    $     734    $     424

  See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS -- FOR THE PERIODS ENDED

For a Share Outstanding Throughout Each Period.

                                                         $                     $                     $
                                                  NET ASSET VALUE,            NET               NET REALIZED
                                                    BEGINNING OF           INVESTMENT          AND UNREALIZED
                                                       PERIOD           INCOME (LOSS)(a)         GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
August 31, 2003                                          8.68                 .14                  2.01
August 31, 2002                                          8.31                 .09                   .28
August 31, 2001                                         11.37                 .14                 (3.13)
August 31, 2000                                         10.47                 .09                  1.04
August 31, 1999                                          6.52                 .15                  4.07
INTERNATIONAL STOCK SELECTION FUND
August 31, 2003                                          6.32                 .10                   .62
August 31, 2002                                          7.42                 .08                 (1.14)
August 31, 2001                                         10.87                 .09                 (2.28)
August 31, 2000                                         10.37                 .09                   .54
August 31, 1999                                          9.24                 .12                  2.09
INTERNATIONAL GROWTH OPPORTUNITIES FUND
August 31, 2003                                          7.30                 .06                   .44
August 31, 2002                                          9.15                 .04                 (1.85)
August 31, 2001                                         14.37                 .05                 (4.50)
August 31, 2000                                         11.31                 .07                  3.17
August 31, 1999                                          8.42                 .11                  2.83

                                                        $                      $                     $
                                                   TOTAL INCOME          DISTRIBUTIONS         DISTRIBUTIONS
                                                       FROM                FROM NET               FROM NET
                                                    OPERATIONS         INVESTMENT INCOME       REALIZED GAIN
---------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
August 31, 2003                                          2.15                (.03)                   --
August 31, 2002                                           .37                  --                    --
August 31, 2001                                         (2.99)               (.07)                   --
August 31, 2000                                          1.13                (.23)                   --
August 31, 1999                                          4.22                (.27)                   --
INTERNATIONAL STOCK SELECTION FUND
August 31, 2003                                           .72                (.07)                   --
August 31, 2002                                         (1.06)               (.04)                   --
August 31, 2001                                         (2.19)                 --                 (1.26)
August 31, 2000                                           .63                (.13)                   --
August 31, 1999                                          2.21                (.39)                 (.69)
INTERNATIONAL GROWTH OPPORTUNITIES FUND
August 31, 2003                                           .50                (.04)                   --
August 31, 2002                                         (1.81)               (.04)                   --
August 31, 2001                                         (4.45)               (.06)                 (.71)
August 31, 2000                                          3.24                (.08)                 (.10)
August 31, 1999                                          2.94                (.05)                   --

(a)  Average month-end shares outstanding were used for this calculation.

See accompanying notes which are an integral part of the financial statements.

                                                                            $                                       $
                                                        $            NET ASSET VALUE,           %               NET ASSETS,
                                                      TOTAL               END OF               TOTAL           END OF PERIOD
                                                   DISTRIBUTIONS          PERIOD              RETURN              (000)
-----------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
August 31, 2003                                        (.03)              10.80               24.95              514,069
August 31, 2002                                          --                8.68                4.45              382,343
August 31, 2001                                        (.07)               8.31              (26.39)             334,217
August 31, 2000                                        (.23)              11.37               11.05              395,926
August 31, 1999                                        (.27)              10.47               66.41              335,655
INTERNATIONAL STOCK SELECTION FUND
August 31, 2003                                        (.07)               6.97               11.55               99,884
August 31, 2002                                        (.04)               6.32              (14.32)              71,135
August 31, 2001                                       (1.26)               7.42              (21.64)              78,626
August 31, 2000                                        (.13)              10.87                6.09              105,645
August 31, 1999                                       (1.08)              10.37               26.88               99,916
INTERNATIONAL GROWTH OPPORTUNITIES FUND
August 31, 2003                                        (.04)               7.76                6.86               75,389
August 31, 2002                                        (.04)               7.30              (19.84)              95,761
August 31, 2001                                        (.77)               9.15              (32.28)             111,216
August 31, 2000                                        (.18)              14.37               28.82              137,639
August 31, 1999                                        (.05)              11.31               35.08               53,416

                                                        %                    %                   %
                                                RATIO OF EXPENSES    RATIO OF EXPENSES     RATIO OF NET
                                                   TO AVERAGE            TO AVERAGE      INVESTMENT INCOME           %
                                                   NET ASSETS,           NET ASSETS,         TO AVERAGE          PORTFOLIO
                                                      NET                  GROSS             NET ASSETS        TURNOVER RATE
-----------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
August 31, 2003                                       1.25                 1.35                1.59                88.02
August 31, 2002                                       1.25                 1.44                 .98                92.10
August 31, 2001                                       1.25                 1.47                1.48                49.97
August 31, 2000                                       1.25                 1.38                 .89                55.62
August 31, 1999                                       1.25                 1.34                1.78                39.64
INTERNATIONAL STOCK SELECTION FUND
August 31, 2003                                       1.00                 1.28                1.65                70.08
August 31, 2002                                       1.00                 1.31                1.20                49.55
August 31, 2001                                       1.00                 1.33                1.06                85.14
August 31, 2000                                       1.00                 1.28                 .79                64.05
August 31, 1999                                       1.00                 1.37                1.30                62.02
INTERNATIONAL GROWTH OPPORTUNITIES FUND
August 31, 2003                                       1.10                 1.47                 .92                48.92
August 31, 2002                                       1.10                 1.25                 .46                55.35
August 31, 2001                                       1.10                 1.22                 .41                39.14
August 31, 2000                                       1.10                 1.16                 .48                45.76
August 31, 1999                                       1.10                 1.30                1.16                39.19

  See accompanying notes which are an integral part of the financial statements.

SSgA
INTERNATIONAL EQUITY FUNDS

NOTES TO STATEMENT OF NET ASSETS -- AUGUST 31, 2003

FOOTNOTES:
(AE) Nonincome-producing security.
(E)  Adjustable or floating rate security.
(s) Held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(a) Cash collateral balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See
     Note 2.
(y)  Rate noted is yield-to-maturity from date of acquisition.
(c)  Fair value is at amortized cost, which approximates market.
(Y) This security has been fair valued in accordance with Board approved pricing policy. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized.

ABBREVIATIONS:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
ADS - American Depositary Share
CVO - Contingent Value Obligation
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
PIK - Payment in Kind

FOREIGN CURRENCY ABBREVIATIONS:
      ARS - Argentine peso
      AUD - Australian dollar
      BRL - Brazilian real
      CAD - Canadian dollar
      CHF - Swiss franc
      CLP - Chilean peso
      CNY - Chinese renminbi yuan
      COP - Colombian peso
      CRC - Costa Rica colon
      CZK - Czech koruna
      DKK - Danish krone
      EGP - Egyptian pound
      EUR - Euro
      GBP - British pound sterling
      HKD - Hong Kong dollar
      HUF - Hungarian forint
      IDR - Indonesian rupiah
      IEP - Irish pundt
      ILS - Israeli shekel
      INR - Indian rupee
      ITL - Italian lira
      JPY - Japanese yen
      KES - Kenyan schilling
      KRW - South Korean won
      MXN - Mexican peso
      MYR - Malaysian ringgit
      PEN - Peruvian nouveau sol
      PHP - Philippine peso
      PLN - Polish zloty
      RUB - Russian ruble
      SEK - Swedish krona
      SGD - Singapore dollar
      SKK - Slovakian koruna
      THB - Thai baht
      TRL - Turkish lira
      USD - United States dollar
      VEB - Venezuelan bolivar
      VND - Vietnam dong
      ZAR - South African rand

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERNATIONAL EQUITY FUNDS

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2003

1.  ORGANIZATION

    The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios, referred to as "the Funds", which are in operation as of August 31, 2003. These financial statements report on three Funds, each which have distinct investment objectives and strategies. The Investment Company is a no-load, diversified open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. Effective July 31, 2003 the Funds began offering Class R Shares. Each share class has different distribution and shareholder servicing fee arrangements. Class R shares of the SSgA Funds may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor. As of the date of this report there are no Class R shares outstanding.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

    Security valuation:

    Securities traded on a foreign national securities exchange or an over the counter market (foreign or domestic) are valued on the basis of the official closing price. Securities traded on a domestic securities exchange or where markets do not offer an official closing price, are valued at the last sale price. In the absence of an official closing or last sale price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities. Futures contracts are valued on the basis of the last sale price. Equity contract swaps are valued on the basis of the daily closing value of the underlying securities. Investments in other mutual funds are valued at the net asset value per share.

    Short-term instruments purchased by the Funds and maturing within 60 days at the time of purchase are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

    The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of U.S. Markets and would therefore not be reflected in the computation of a portfolio's net asset value. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

    Securities transactions:

    Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

    Investment income:

    Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis.

    Federal income taxes:

    Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

    It is the Funds' intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires each Fund to distribute all of its taxable income. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required.

    The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

    At August 31, 2003, the following Funds had net tax basis capital loss carryovers, which may be applied against any realized net taxable gains in each succeeding year or until its expiration dates, whichever occurs first:

                                                                EXPIRATION YEAR
                                                    ----------------------------------------
                                                    08/31/2007    08/31/2009     08/31/2010
    ----------------------------------------------------------------------------------------
    Emerging Markets                                $ 3,182,831   $        --   $  7,875,612
    International Stock Selection                            --     1,433,134      7,374,806
    International Growth Opportunities                       --     1,560,006     14,599,590

    At August 31, 2003, the components of distributable earnings on a tax basis were as follows:

    COMPONENTS OF DISTRIBUTABLE EARNINGS:

                                                                          INTERNATIONAL    INTERNATIONAL
                                                            EMERGING          STOCK           GROWTH
                                                            MARKETS         SELECTION      OPPORTUNITIES
    ----------------------------------------------------------------------------------------------------
    Cost of Investments for Tax Purposes                 $ 429,250,533    $  89,700,056    $  76,221,143
    Gross Tax Unrealized Appreciation                       84,984,027        9,839,943        6,976,300
    Gross Tax Unrealized Depreciation                      (18,036,191)      (5,360,822)      (4,972,796)
                                                         -------------    -------------    -------------
    Net Tax Unrealized Appreciation (Depreciation)       $  66,947,836    $   4,479,121    $   2,003,504
                                                         =============    =============    =============
    Undistributed Ordinary Income                        $  12,751,568    $   1,780,074    $     791,014
    Undistributed Long-Term Gains
     (Capital Loss Carryforward)                         $ (36,667,673)   $ (15,825,976)   $ (34,232,051)

    TAX COMPOSITION OF DISTRIBUTIONS:
    Ordinary Income                                      $   1,499,423    $     840,344    $     433,623

    As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2002 to August 31, 2003, and treat it as arising in the fiscal year 2004 as follows:

    POST OCTOBER LOSS

    International Stock Selection           $   4,155,744
    International Growth Opportunities         22,654,598

    Dividends and distributions to shareholders:

    Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Funds declare and pay dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

    The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for financial statement purposes. Permanent differences between book and tax accounting are reclassified to paid in capital. The differences between tax regulations and GAAP relate primarily to investments in swaps, futures, forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss.

    Expenses:

    Most expenses can be directly attributed to each Fund. Expenses of the Investment Company which cannot be directly attributed such as Trustee fees, insurance, legal, and other expenses will be allocated among all Funds based principally on their relative net assets.

    Foreign currency translations:

    The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

    (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

    (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

    Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities resulting from changes in the exchange rates.

    It is not practical to isolate that portion of the results of operations of a Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

    Derivatives:

    To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting its investment strategies.

    The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of options and futures to earn "market-like" returns with the Funds' excess and liquidity reserve cash balances. Hedging is used by a Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing certain instruments, the Funds can more effectively achieve the desired portfolio characteristics that assist in meeting the Funds' investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

    Foreign currency exchange contracts:

    In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The Funds may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open forward currency exchange contracts at August 31, 2003 are presented in the accompanying Statement of Net Assets.

    Futures contracts:

    The Funds are currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market or inability of counterparties to meet the terms of their contract. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of August 31, 2003, the cash collateral balances held in connection with futures contracts purchased
    (sold) were as follows:

    Emerging Markets                $ 3,219,168
    International Stock Selection       131,331

    Index swaps:

    The Emerging Markets Fund has entered into index swap agreements in order to efficiently participate in certain foreign markets. Pursuant to these agreements, the Fund pays the swap counterparties based on the notional amount and an agreed upon rate (e.g., the 12-month USD LIBOR BBA rate). During the terms of the agreements, changes in the underlying values of the swaps are recorded as unrealized gain (loss) and are based on changes in the value of the underlying index or security. The underlying index or security is valued at the published daily closing price. Accrued interest expense to be paid to the swap counterparties or accrued interest income to be paid to the Fund, at the agreed upon dates, are recognized as unrealized gain
    (loss). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties. The Fund has segregated certain short-term investments (identified in the accompanying Statement of Net Assets) as collateral for the notional amount under the equity swap agreements.

    Investment in emerging markets:

    Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

3.  INVESTMENT TRANSACTIONS

    Securities:

    For the year ended August 31, 2003, purchases and sales of investment securities, excluding short-term investments, swaps and futures contracts, aggregated to the following:

                                           PURCHASES            SALES
    --------------------------------------------------------------------
    Emerging Markets                     $ 347,067,988     $ 318,834,917
    International Stock Selection           75,564,638        56,671,687
    International Growth Opportunities      38,292,716        58,830,727

    Securities Lending:

    The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Funds receive cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. The collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. At period end, the cash collateral is invested in the State Street Navigator Securities Prime Lending Portfolio, an affiliated money market fund.

    Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Funds and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Funds negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan and is intended to be at that level during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2003, the value of outstanding securities on loan and the value of collateral amounted as follows:

                                               VALUE OF           VALUE OF
                                          SECURITIES ON LOAN     COLLATERAL
    ------------------------------------------------------------------------
    Emerging Markets                          $ 20,227,627      $ 21,049,903
    International Stock Selection                9,583,274        10,092,883
    International Growth Opportunities           2,349,695         2,456,683

4.  RELATED PARTIES

    Adviser:

    The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of their average daily net assets.

    The Adviser has contractually agreed to reimburse the Emerging Markets Fund for all expenses in excess of 1.25% of its average daily net assets on an annual basis. The total amount of the reimbursement for the year ended August 31, 2003 was $400,431.

    The Adviser has contractually agreed to reimburse the International Stock Selection Fund for all expenses in excess of 1.00% of its average daily net assets on an annual basis. The total amount of the reimbursement for the year ended August 31, 2003 was $236,219.

    The Adviser has contractually agreed to reimburse the International Growth Opportunities for all expenses in excess of 1.10% of its average daily net assets on an annual basis. The total amount of the reimbursement for the year ended August 31, 2003 was $291,041.

    The Adviser also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary accordingly to number of positions and transactions plus out-of-pocket expenses.

    State Street also serves as the transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay an annual fee, an additional charge for each account, plus out-of-pocket expenses. State Street has entered into an agreement with Boston Financial Data Services, Inc. (BFDS) under which BFDS serves as sub-transfer agent. In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Funds' custodian fees were reduced by the following under these arrangements:

                                              AMOUNT PAID
        -------------------------------------------------
        Emerging Markets                          $ 2,257
        International Stock Selection                 640
        International Growth Opportunities          1,746

    Administrator:

    The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space equipment and all necessary office and services, including telephone service, utilities, stationery supplies, and similar items. The Funds pay the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of the Funds: $0 up to $1 billion - .07%; over $1 billion - .05%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. In addition, the Fund reimburses the Administrator for out-of-pocket expenses.

    Distributor and Shareholder Servicing:

    The Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

    The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

    The Funds have Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet") (collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Funds pay .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2003, the Funds paid the following shareholder servicing expenses to affiliated service providers:

                                                                            GLOBAL
                                                        STATE STREET        MARKETS          CITISTREET
    -----------------------------------------------------------------------------------------------------
      Emerging Markets                                $        99,589   $         1,389   $        21,412
      International Stock Selection                            17,362               398             1,549
      International Growth Opportunities                       19,693             6,801             7,381

    The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during the year.

    The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Funds on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Funds on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Funds' responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Funds' shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2003.

    Board of Trustees:

    The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company, except for Life Solutions Funds, based upon their relative net assets.

    Each Fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustee fees payable. The deferred fees remain invested in certain SSgA Funds until distribution in accordance with the Deferred Plan.

    Accrued fees payable to affiliates and trustees as of August 31, 2003 were as follows:

                                                                    INTERNATIONAL   INTERNATIONAL
                                                      EMERGING          STOCK          GROWTH
                                                       MARKETS        SELECTION     OPPORTUNITIES
    ---------------------------------------------------------------------------------------------
    Advisory fees                                   $     358,216   $      53,675   $      23,554
    Administrative fees                                    27,827           8,355           5,114
    Custodian fees                                        101,764          20,868          17,608
    Distribution fees                                      16,596           1,798           3,182
    Shareholder servicing fees                              1,792           6,878           5,277
    Transfer agent fees                                    14,819           8,568           7,760
    Trustees' fees                                          3,698           2,358           2,281
                                                    -------------   -------------   -------------
                                                    $     524,712   $     102,500   $      64,776
                                                    =============   =============   =============

    Beneficial Interest:

    As of August 31, 2003, the following table includes shareholders (one of which were also affiliates of the Investment Company) with shares of beneficial interest of greater than 10% of the total outstanding shares of each respective Fund:

                                         # OF SHAREHOLDERS            %
    --------------------------------------------------------------------
    Emerging Markets                              2                 43.2
    International Growth Opportunities            2                 27.5

5.  FUND SHARE TRANSACTIONS:

                                                                                      (AMOUNTS IN THOUSANDS)
                                                                                   FISCAL YEARS ENDED AUGUST 31,
    -----------------------------------------------------------------------------------------------------------------------------
                                                                              2003                            2002
                                                         ------------------------------------------------------------------------
                                                             SHARES             DOLLARS            SHARES             DOLLARS
                                                         ---------------    ---------------    ---------------    ---------------
    EMERGING MARKETS
      Proceeds from shares sold                                   19,094    $       166,949             27,308    $       230,828
      Proceeds from reinvestment of distributions                    164              1,321                 --                 --
      Payments for shares redeemed                               (15,730)          (137,009)           (23,468)          (206,700)
                                                         ---------------    ---------------    ---------------    ---------------
      Total net increase (decrease)                                3,528    $        31,261              3,840    $        24,128
                                                         ===============    ===============    ===============    ===============
    INTERNATIONAL STOCK SELECTION
      Proceeds from shares sold                                    5,460    $        32,739              5,016    $        33,788
      Proceeds from reinvestment of distributions                     49                288                 23                155
      Payments for shares redeemed                                (2,428)           (15,482)            (4,382)           (29,964)
                                                         ---------------    ---------------    ---------------    ---------------
      Total net increase (decrease)                                3,081    $        17,545                657    $         3,979
                                                         ===============    ===============    ===============    ===============
    INTERNATIONAL GROWTH OPPORTUNITIES
      Proceeds from shares sold                                    9,136    $        62,559              7,639    $        62,995
      Proceeds from reinvestment of distributions                     38                257                 25                209
      Payments for shares redeemed                               (12,584)           (86,482)            (6,699)           (56,436)
                                                         ---------------    ---------------    ---------------    ---------------
      Total net increase (decrease)                               (3,410)   $       (23,666)               965    $         6,768
                                                         ===============    ===============    ===============    ===============

6. INTERFUND LENDING PROGRAM

    The Funds and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Funds did not utilize the interfund lending program during the year.

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statements of assets and liabilities and statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SSgA Emerging Markets Fund, SSgA International Stock Selection Fund, and SSgA International Growth Opportunities Fund (three of the funds comprising SSgA Funds, hereafter referred to as the "Funds") at August 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 17, 2003

SSgA
INTERNATIONAL EQUITY FUNDS

TAX INFORMATION -- AUGUST 31, 2003 (UNAUDITED)


    For the tax year ended August 31, 2003, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

    The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.

SSgA
INTERNATIONAL EQUITY FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES AND OFFICERS --
AUGUST 31, 2003 (UNAUDITED)


The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers.

                                                                                                NO. OF
                      POSITION(S) HELD                                                        PORTFOLIOS
      NAME,            WITH FUND AND            TERM           PRINCIPAL OCCUPATION(S)        IN COMPLEX             OTHER
       AGE,              LENGTH OF               OF                   DURING THE               OVERSEEN        DIRECTORSHIPS HELD
     ADDRESS            TIME SERVED            OFFICE                PAST 5 YEARS             BY TRUSTEE           BY TRUSTEE
------------------  ---------------------  ---------------  ------------------------------  ----------------  ---------------------
INTERESTED TRUSTEES

Lynn L. Anderson,   Trustee since 1988     Appointed        - Vice Chairman, Frank                25          - Trustee, Frank
Age 64                                     until              Russell Company;                                  Russell
                    Interested Person      successor is     - Chairman of the Board,                            Investment
909 A Street        of the SSgA Funds      duly elected       Frank Russell Investment                          Company Funds and
Tacoma, WA 98402    (as defined in the     and qualified      Management Company, Frank                         Russell
                    1940 Act) due to                          Russell Investment Company                        Investment Funds
                    his employment by      Until              Funds and Russell                                 (investment
                    the parent company     successor is       Investment Funds; and                             companies); and
                    of the Administrator   chosen and       - Chairman of the Board and                       - Director, Russell
                                           qualified by       Chief Executive Officer,                          Insurance Agency,
                    Chairman of the        the Trustees.      Russell Fund Distributors,                        Inc., Frank
                    Board and President                       Inc. and Frank Russell                            Russell
                                                              Trust Company.                                    Investments
                    Member, Governance                                                                          (Ireland)
                    Committee                                                                                   Limited, Frank
                                                                                                                Russell
                    Member, Valuation                                                                           Investment
                    Committee                                                                                   Company plc; Frank
                                                                                                                Russell Investment
                                                                                                                Company II plc,
                                                                                                                Frank Russell
                                                                                                                Investment Company
                                                                                                                III plc, Frank
                                                                                                                Russell
                                                                                                                Institutional Funds
                                                                                                                plc, Frank Russell
                                                                                                                Qualifying Investor
                                                                                                                Fund, and Frank
                                                                                                                Russell Investments
                                                                                                                (Cayman) Ltd.

                                                                                                NO. OF
                      POSITION(S) HELD                                                        PORTFOLIOS
      NAME,            WITH FUND AND            TERM           PRINCIPAL OCCUPATION(S)        IN COMPLEX             OTHER
       AGE,              LENGTH OF               OF                   DURING THE               OVERSEEN        DIRECTORSHIPS HELD
     ADDRESS            TIME SERVED            OFFICE                PAST 5 YEARS             BY TRUSTEE           BY TRUSTEE
------------------  ---------------------  ---------------  ------------------------------  ----------------  ---------------------
INTERESTED TRUSTEES (CONTINUED)

Timothy B. Harbert  Trustee since 2003     Appointed        - 2001 to Present, Chairman           25          Listed under
Age 53                                     until              and Chief Executive                             Principal Occupations
                    Interested Person      successor is       Officer, State Street
State Street        of the SSgA Funds      duly elected       Global Advisors;
Financial           as defined in the      and qualified    - 1992 to 2001, President and
Center              1940 Act) due to                          Chief Operating Officer,
One Lincoln Street  his employment by                         State Street Global
Boston, MA          an affiliate of                           Advisors;
02111-2900          the Advisor                             - 1996 to Present, Executive
                                                              Vice President, State
                    Member, Governance                        Street Bank & Trust Company;
                    Committee                               - Director, Citistreet, LLC;
                                                              State Street Bank, Paris;
                    Member, Valuation                         State Street Global
                    Committee                                 Advisors, Ltd., London;
                                                              State Street Global
                                                              Advisors, GmbH, Munich;
                                                              State Street Global
                                                              Advisors, Canada, Ltd.;
                                                              State Street Global
                                                              Advisors, Australia, Ltd.;
                                                              State Street Global
                                                              Advisors, Japan, Ltd.;
                                                              State Street Global
                                                              Markets, LLC; Bentley
                                                              College;
                                                            - Chairman of the Board,
                                                              StreetTracks, LLC; State
                                                              Street Global Advisors Fund
                                                              Management, LLC; State
                                                              Street Global Advisors,
                                                              Inc. (Delaware); Bel Air
                                                              Investment Advisors, LLC;
                                                              and
                                                            - President and Director,
                                                              State Street Global
                                                              Advisors, Cayman.

INDEPENDENT TRUSTEES

William             Trustee since 1988     Appointed        - Chief Executive Officer and         25          None
L. Marshall                                until              President, Wm. L. Marshall
Age 60              Chairman, Audit        successor is       Associates, Inc., Wm.
                    Committee              duly elected       L. Marshall Companies, Inc.
33 West Court                              and qualified      and the Marshall Financial
Street              Member,                                   Group, Inc. (a registered
Doylestown, PA      Governance                                investment advisor and
18901               Committee                                 provider of financial and
                                                              related consulting
                    Member, Valuation                         services);
                    Committee                               - Certified Financial
                                                              Planner and Member,
                                                              Financial Planners
                                                              Association; and
                                                            - Registered Representative
                                                              and Principal for
                                                              Securities with Cambridge
                                                              Investment Research, Inc.,
                                                              Fairfield, Iowa.

                                                                                                NO. OF
                      POSITION(S) HELD                                                        PORTFOLIOS
      NAME,            WITH FUND AND            TERM           PRINCIPAL OCCUPATION(S)        IN COMPLEX             OTHER
       AGE,              LENGTH OF               OF                   DURING THE               OVERSEEN        DIRECTORSHIPS HELD
     ADDRESS            TIME SERVED            OFFICE                PAST 5 YEARS             BY TRUSTEE           BY TRUSTEE
------------------  ---------------------  ---------------  ------------------------------  ----------------  ---------------------
INDEPENDENT TRUSTEES (CONTINUED)

Steven              Trustee since 1988     Appointed        - September 2000 to Present,          25          None
J. Mastrovich                              until              Global Head of Structured
Age 46              Member, Audit          successor is       Real Estate, J.P. Morgan
                    Committee              duly elected       Investment Management
623 Clapboard                              and qualified      (private real estate
Street              Member, Governance                        investment for clients
Westwood, MA 02090  Committee                                 primarily outside of the US
                                                              to locate private real
                    Member, Valuation                         estate investments in the
                    Committee                                 US);
                                                            - January 2000 to September
                                                              2000, Managing Director,
                                                              HSBC Securities (USA) Inc.;
                                                            - From 1998 to 2000,
                                                              President, Key Global
                                                              Capital, Inc.;
                                                            - From 1997 to 1998, Partner,
                                                              Squire, Sanders & Dempsey
                                                              (law firm); and
                                                            - From 1994 to 1997, Partner,
                                                              Brown, Rudnick, Freed &
                                                              Gesmer (law firm).

Patrick J. Riley    Trustee since 1988     Appointed        - 2003 to Present, Associate          25          Director - SSgA Cash
Age 54                                     until              Justice, Commonwealth of                        Management Fund PLC,
                    Member, Audit          successor is       Massachusetts Superior                          State Street Global
One Corporate       Committee              duly elected       Court; and                                      Advisors Ireland,
Place                                      and qualified    - Partner, Riley, Burke &                         Ltd.
55 Ferncroft Road   Member, Governance                        Donahue, L.L.P. (law firm).
Danvers, MA 01923   Committee

                    Member, Valuation
                    Committee

Richard D. Shirk    Trustee since 1988     Appointed        - March 2001 to April 2002,           25          Listed under
Age 57                                     until              Chairman, Cerulean                              Principal Occupations
                    Member, Audit          successor is       Companies, Inc. (holding
1180 Brookgate      Committee              duly elected       company) (Retired);
Way, NE                                    and qualified    - 1996 to March 2001,
Atlanta, GA         Member, Governance                        President and Chief
30319-2877          Committee                                 Executive Officer, Cerulean
                                                              Companies, Inc.;
                    Member, Valuation                       - 1992 to March 2001,
                    Committee                                 President and Chief
                                                              Executive Officer, Blue
                                                              Cross/Blue Shield of
                                                              Georgia;
                                                            - 1993 to November 2001,
                                                              Chairman and Board Member,
                                                              Georgia Caring for Children
                                                              Foundation (private
                                                              foundation);
                                                            - November 1998 to Present,
                                                              Board Member, Healthcare
                                                              Georgia Foundation (private
                                                              foundation); and
                                                            - September 2002 to Present,
                                                              Board Member, Amerigroup
                                                              Corp.

                                                                                                NO. OF
                      POSITION(S) HELD                                                        PORTFOLIOS
      NAME,            WITH FUND AND            TERM           PRINCIPAL OCCUPATION(S)        IN COMPLEX             OTHER
       AGE,              LENGTH OF               OF                   DURING THE               OVERSEEN        DIRECTORSHIPS HELD
     ADDRESS            TIME SERVED            OFFICE                PAST 5 YEARS             BY TRUSTEE           BY TRUSTEE
------------------  ---------------------  ---------------  ------------------------------  ----------------  ---------------------
INDEPENDENT TRUSTEES (CONTINUED)

Bruce D. Taber      Trustee since 1991     Appointed        - Consultant, Computer                25          Director - SSgA Cash
Age 60                                     until              Simulation, General                             Management Fund PLC,
                    Member, Audit          successor is       Electric Industrial Control                     State Street Global
26 Round Top Road   Committee              duly elected       Systems.                                        Advisors Ireland,
Boxford, MA 01921                          and qualified                                                      Ltd.
                    Member, Governance
                    Committee

                    Member, Valuation
                    Committee

Henry W. Todd       Trustee since 1988     Appointed        - Chairman, President and             25          Director - SSgA Cash
Age 56                                     until              CEO, A.M. Todd Group, Inc.;                     Management Fund PLC,
                    Member, Audit          successor is       and                                             State Street Global
150 Domorah Drive   Committee              duly elected     - President and CEO, Zink &                       Advisors Ireland,
Montgomeryville,                           and qualified      Triest Co., Inc. (dealer in                     Ltd.
PA                  Member, Governance                        vanilla flavor materials).
18936               Committee

                    Member, Valuation
                    Committee

                               POSITION(S) HELD
          NAME,                 WITH FUND AND            TERM                            PRINCIPAL OCCUPATION(S)
          AGE,                    LENGTH OF               OF                                    DURING THE
         ADDRESS                 TIME SERVED            OFFICE                                 PAST 5 YEARS
--------------------------    -------------------   ---------------   ------------------------------------------------------------
OFFICERS

Agustin J. Fleites            Principal             Until             - 2001 to Present, Senior Principal, State Street Global
Age 37                        Executive Officer     successor is        Advisors; President, SSgA Funds Management, Inc.; Managing
                              and Chief             chosen and          Director, Advisor Strategies;
State Street Financial        Executive Officer     qualified by      - 1999 to 2001, Principal, Head of Exchange Traded Funds,
Center                        since 2003            Trustees            Offshore Funds and SSgA Latin America; and
One Lincoln Street                                                    - 1993-1999, Principal, Head of Asset Allocation Strategies.
Boston, MA 02111-2900

J. David Griswold             Vice President        Until             - Director - Global Regulatory Policy and Assistant
Age 46                        and Secretary         successor is        Secretary, Frank Russell Company;
                              since 1994            chosen and        - Assistant Secretary and Associate General Counsel, Frank
909 A Street                                        qualified by        Russell Investment Management Company, Frank Russell
Tacoma, WA 98402                                    Trustees            Capital Inc., and Frank Russell Investments (Delaware),
                                                                        Inc.;
                                                                      - Assistant Secretary and Associate General Counsel, Russell
                                                                        Fund Distributors, Inc.
                                                                      - Director, Secretary and Associate General Counsel, Frank
                                                                        Russell Securities, Inc.; and
                                                                      - Secretary, Frank Russell Canada Limited/Limitee.

James Ross                    Vice President        Until             - 2001 to Present, Principal, SSgA Funds Management, Inc.;
Age 37                        since 2002            successor is      - 2000 to Present, Principal, State Street Global Advisors;
                                                    chosen and        - 1992 to 2000, Vice President, State Street Corporation; and
State Street Financial                              qualified by      - 2000 to Present, Vice President, StreetTracks Series Trust.
Center                                              Trustees
One Lincoln Street
Boston, MA 02111-2900

Mark E. Swanson               Treasurer and         Until             - Director - Investment Operations, Frank Russell Investment
Age 39                        Principal             successor is        Management Company and Frank Russell Trust Company; and
                              Accounting            chosen and        - Treasurer and Chief Accounting Officer, Frank Russell
909 A Street                  Officer since 2000    qualified by        Investment Company and Russell Investment Funds.
Tacoma, WA 98402                                    Trustees

SSgA
INTERNATIONAL EQUITY FUNDS
STATE STREET FINANCIAL CENTER
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327


TRUSTEES
  Lynn L. Anderson, Chairman
  Timothy B. Harbert
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

OFFICERS
  Lynn L. Anderson, President
  Agustin J. Fleites, Principal Executive Officer and CEO
  Mark E. Swanson, Treasurer and Principal Accounting Officer
  J. David Griswold, Vice President and Secretary
  James Ross, Vice President
  Deedra S. Walkey, Assistant Secretary
  Ross E. Erickson, Assistant Treasurer
  David J. Craig, Assistant Treasurer
  Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
  SSgA Funds Management, Inc.
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

DISTRIBUTOR
  State Street Global Markets, LLC
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington 98402

LEGAL COUNSEL
  Goodwin Procter LLP
  Exchange Place
  Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110

                                                              IEAR-08/31 (38950)

[SSgA(R) FUNDS LOGO]


INDEX FUNDS

S&P 500 INDEX FUND

MSCI(R) EAFE(R) INDEX FUND


ANNUAL REPORT

AUGUST 31, 2003

                                  SSgA(R) Funds

                                   Index Funds

                                  Annual Report

                                 August 31, 2003

                                Table of Contents

                                                                            PAGE
     President's Letter                                                        3
     S&P 500 Index Fund                                                        5
     MSCI(R) EAFE(R) Index Fund                                                9
     Statement of Assets & Liabilities                                        13
     Statement of Operations                                                  14
     Statement of Changes in Net Assets                                       15
     Financial Highlights                                                     16
     Notes to Financial Statements                                            18
     Report of Independent Auditors                                           23
     Tax Information                                                          24
     Disclosure of Information about Fund Trustees and Officers               25
     Fund Management and Service Providers                                    30
     Financial Statements of the S&P 500 Portfolio                            31
     Financial Statements of the MSCI(R) EAFE(R) Index Portfolio              53


"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

The MSCI(R) EAFE(R) Index is exclusive property of MSCI(R). Morgan Stanley Capital International is a service mark of MSCI(R) and has been licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. State Street Global Markets, LLC, is the distributor of the SSgA Funds.

SSgA Index Funds

Letter from the President of SSgA Funds Management, Inc.

DEAR SHAREHOLDERS,

It is my pleasure as President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2003. The assets in the SSgA Fund Family exceeded $29 billion as of August 31, 2003. The enclosed information provides an overview of the investment process, a discussion of the portfolio's management, performance updates and financial information through August 31, 2003.

The fund family grew significantly over the past fiscal year with an 18% increase in assets under management since August 31, 2002. The fund family is comprised of a diverse group of strategies including money market, fixed income, domestic and international equity and balanced funds.

The past year has shown a resurgence of the equity markets with the S&P 500(R), the Russell 2500(R), the Russell 2000(R), and the Wilshire REIT Indices all posting positive returns. The international markets also generated positive results as indicated by the MSCI(R) EAFE(R) and the MSCI(R) EMF Indices.

The fixed income arena also experienced positive returns, albeit in a very low interest rate environment. The Lehman Brothers Government/Corporate Index, the Lehman Brothers Aggregate and the Lehman Brothers High Yield Bond Index all generated positive results for the time frame.

Thank you for choosing the SSgA Funds.


Sincerely,

/s/ Agustin J. Fleites

Agustin J. Fleites
SSgA Funds Management, Inc.
President

SSgA
S&P 500 INDEX FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to replicate the total return of the S&P 500(R) Index.

INVESTS IN: Shares of the State Street Equity 500 Index Portfolio.

STRATEGY: The Portfolio's holdings are comprised of the 500 stocks in the S&P 500(R) Index. The Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market.

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31     SSgA S&P 500 INDEX FUND    S&P 500(R) INDEX#
*                                               $   10,000           $   10,000
1994                                            $   10,529           $   10,547
1995                                            $   12,752           $   12,809
1996                                            $   15,105           $   15,208
1997                                            $   21,193           $   21,390
1998                                            $   22,869           $   23,122
1999                                            $   31,907           $   32,329
2000                                            $   37,096           $   37,605
2001                                            $   28,014           $   28,434
2002                                            $   22,915           $   23,317
2003                                            $   25,640           $   26,131

SSgA S&P 500 INDEX FUND

    PERIOD ENDED          GROWTH OF          TOTAL
       8/31/03             $10,000           RETURN
--------------------    -------------     ------------
1 Year                  $     11,189         11.89%
5 Years                 $     11,212          2.31%+
10 Years                $     25,640          9.87%+

STANDARD & POOR'S(R) 500 COMPOSITE STOCK INDEX

    PERIOD ENDED          GROWTH OF          TOTAL
      8/31/2003            $10,000           RETURN
--------------------    -------------     ------------
1 Year                  $     11,207         12.07%
5 Years                 $     11,301          2.48%+
10 Years                $     26,131         10.08%+

See related Notes on following pages.

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to replicate the total return of the S&P 500(R) Index.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA S&P 500(R) Index Fund gained 11.89%. This compared to the S&P 500(R) Index, which gained 12.07% during the same period. The Fund's performance includes 15 basis points of operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The information technology sector was the best performing sector over the past fiscal year posting a total return of 31.51%.

PLEASE DESCRIBE HOW THE FUND WAS MANAGED IN ORDER TO MEET ITS LONG-TERM OBJECTIVES.

The Fund seeks to achieve it objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio ("Master Portfolio"). The Master Portfolio utilizes a full replication technique to match the benchmark return as closely as possible.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

As mentioned, information technology was the best performing sector over the past year. That sector was led by Avaya Inc. for the fiscal year. Other top performers in the information technology sector were Corning Inc. and Citrix Systems Inc. The second best performing sector was telecommunications services, which was powered by Nextel and AT&T Wireless Services.

Although it posted a positive return for the period, the worst-performing sector over the past year was consumer staples. Despite strong performance from sector members Avon Products and SUPERVALU, the sector was weighed down by the poor postings of Winn-Dixie Stores and RJ Reynolds. Overall, 17 of the 39 members of the consumer staples sector posted negative returns for the past year. In contrast, only 6 of 85 members of the information technology sector posted negative returns for the past fiscal year.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund, through its investment in the Master Portfolio, remained weighted to the underlying constituents of the benchmark as closely as practical utilizing a full replication technique. The Fund, through its investment in the Master Portfolio, remained fully exposed to the equity market to provide a return that matches the benchmark as closely as possible.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.

                                   ----------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  *  Assumes initial investment on September 1, 1993.
  # The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.
  +  Annualized.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by The SSgA Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSgA
MSCI(R) EAFE(R) INDEX FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI(R) EAFE(R) Index) net of withholding taxes.

INVESTS IN: Shares of the State Street MSCI(R) EAFE(R) Index Portfolio.

STRATEGY: The Portfolio's Holdings are comprised of the stocks in the MSCI(R) EAFE(R) Index. The Index is comprised of over 1,000 securities listed on the stock of exchanges of 21 developed market countries (but not the United States).

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31   SSgA MSCI(R) EAFE(R) INDEX FUND    MSCI(R) EAFE(R) INDEX#
*                                                     $   10,000                $   10,000
2002                                                  $    9,134                $    9,129
2003                                                  $    9,857                $   10,044

SSgA MSCI(R) EAFE(R) INDEX FUND

    PERIOD ENDED         GROWTH OF         TOTAL
       8/31/03            $10,000          RETURN
---------------------   ------------     ----------
1 Year                  $     10,792        7.92%
Inception               $      9,857       -0.76%+

MORGAN STANLEY CAPITAL INTERNATIONAL
EUROPE, AUSTRALASIA, FAR EAST INDEX (NET DIVIDEND)

    PERIOD ENDED           GROWTH OF         TOTAL
      8/31/2003             $10,000          RETURN
---------------------   ---------------    ----------
1 Year                  $     10,911          9.11%
Inception               $     10,044          0.23%+

See related Notes on following pages.

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index ('MSCI(R) EAFE(R) Index') net of dividend withholding taxes.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA MSCI EAFE Index Fund posted a return of 7.92%. This compared to the MSCI(R) EAFE(R) Net Dividend Index, which gained 9.11% during the same period. The Fund's performance includes 40 basis points of operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The past year's performance can be generally categorized by two distinct phases. From September 2002 through March 2003, most markets continued in a downward trend as the impact of the SARS virus, weak economic news, and uncertainty surrounding the war in Iraq played on investors' nerves. By April, the perception of a swift resolution to the war along with stronger corporate earnings and continued easing by global monetary authorities ushered in a rebound which brought all EAFE markets into positive territory for the year ended August 31, 2003. MSCI Europe roared back to life with a return of 24.3% between March 31st and August 31st this year, while the Pacific region posted even higher returns for the same period increasing by 26.8%.

PLEASE DESCRIBE HOW THE FUND WAS MANAGED IN ORDER TO MEET ITS LONG-TERM OBJECTIVES.

The Fund seeks to achieve its objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street MSCI(R) EAFE(R) Index Portfolio (the "Master Portfolio"). The Master Portfolio utilizes a full replication technique to match the benchmark return as closely as possible.

The global equity markets posted significant gains in April through August of 2003. In a rising market, cash held in the Fund caused negative tracking versus the benchmark. In U.S.-based Funds which invest globally, there was up to a two-day lag in cash reporting. Depending on the market, this unexposed cash had a drag effect during times of positive market returns and boosted performance when the markets were down. The Fund experienced net inflows during the months of April through August and due to the unavoidable lag-time between in-flows and investment, the Fund experienced some performance drag.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

The best performing markets during the year were New Zealand followed by Sweden. Belgium and The Netherlands were the worst performers over the fiscal period.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund, through its investment in the Master Portfolio, invested in the same securities as those found in the benchmark in approximately their benchmark weights. The Master Portfolio also held cash as a result of contribution and redemption activity. The Master Portfolio invested in global futures to gain equity exposure for cash held in the portfolio. The Master Portfolio also invested in forward currency contracts to gain local currency exposure for U.S. cash held in the portfolio. Derivative positions were closely monitored to ensure that no leverage was used in the portfolio.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO BENCHMARK.

The Fund, through its investment in the Master Portfolio, was not positioned aggressively or defensively relative to the benchmark. The objective of the Fund is to seek to match the return of the benchmark by investing, through the Master Portfolio, in approximately the same securities as those in the benchmark in their approximate benchmark weights.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.

                                   ----------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  * The Fund commenced operations on October 16, 2001. Index comparison also began on October 16, 2001.
  # The Morgan Stanley Capital International Europe, Australasia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.
  +  Annualized.

MSCI(R) and EAFE(R) are trade or service mark(s) of Morgan Stanley Capital International Inc. ("MSCI") and its affiliates, and has been licensed for use for certain purposes by the SSgA Funds on behalf of the SSgA MSCI(R) EAFE(R) Index Fund (the "Fund"). The Fund based on the MSCI EAFE Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Prospectus contains a more detailed description of the limited relationship MSCI has with the SSgA Funds and the Fund.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

SSgA
INDEX FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- AUGUST 31, 2003

Amounts in thousands

                                                                                                   MSCI
                                                                        S&P 500 INDEX FUND    EAFE INDEX FUND
--------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                                         $        1,753,122   $          40,761
--------------------------------------------------------------------------------------------------------------
Investments in Master Portfolio, at value                                        1,842,318              48,616
Receivables:
      Fund shares sold                                                               1,270                  --
      From Advisor                                                                      --                 175
Prepaid expenses                                                                         9                   2
                                                                        ------------------   -----------------
TOTAL ASSETS                                                                     1,843,597              48,793
                                                                        ------------------   -----------------

LIABILITIES
Payables:
      Fund shares redeemed                                                           2,001                   4
      Accrued fees to affiliates                                                       391                  15
      Other accrued expenses                                                            32                  18
                                                                        ------------------   -----------------
TOTAL LIABILITIES                                                                    2,424                  37
                                                                        ------------------   -----------------

NET ASSETS                                                              $        1,841,173   $          48,756
                                                                        ==================   =================
Net Assets Consist of:
Undistributed (overdistributed) net investment income                   $            6,437   $           1,060
Accumulated net realized gain (loss) allocated from Portfolio                     (359,678)               (585)
Unrealized appreciation (depreciation) allocated from Portfolio on:
      Investments                                                                   89,196               7,855
      Futures contracts                                                              1,317                  31
      Foreign currency-related transactions                                             --                  27
Shares of beneficial interest                                                          110                   5
Additional paid-in capital                                                       2,103,791              40,363
                                                                        ------------------   -----------------
NET ASSETS                                                              $        1,841,173   $          48,756
                                                                        ==================   =================

NET ASSET VALUE, offering and redemption price per share:
   Net asset value per share*                                           $            16.69   $            9.22
      Net assets                                                        $    1,841,173,190   $      48,756,169
      Shares outstanding ($.001 par value)                                     110,344,207           5,290,572

----------
* Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

  See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED AUGUST 31, 2003

                                                                                                   MSCI
                                                                        S&P 500 INDEX FUND    EAFE INDEX FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
      Dividends                                                         $           28,817   $           1,032
      Interest                                                                         762                  81
      Expenses                                                                        (739)                (55)
      Less foreign taxes withheld                                                       --                (165)
                                                                        ------------------   -----------------
TOTAL INVESTMENT INCOME ALLOCATED FROM PORTFOLIO                                    28,840                 893
                                                                        ------------------   -----------------

FUND LEVEL EXPENSES
      Administrative fees                                                              377                  39
      Fund accounting fees                                                              19                  23
      Distribution fees                                                                426                  12
      Transfer agent fees                                                              254                  43
      Professional fees                                                                 51                  30
      Registration fees                                                                 31                  32
      Shareholder servicing fees                                                       467                   9
      Trustees' fees                                                                    36                  15
      Printing fees                                                                     45                  19
      Licensing fees                                                                    --                  28
      Miscellaneous                                                                     54                  15
                                                                        ------------------   -----------------
      Expenses before reductions                                                     1,760                 265
      Expense reductions                                                                --                (171)
                                                                        ------------------   -----------------
Net Fund level expenses                                                              1,760                  94
                                                                        ------------------   -----------------
NET INVESTMENT INCOME (LOSS)                                                        27,080                 799
                                                                        ------------------   -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM PORTFOLIO
Net realized gain (loss) on:
      Investments                                                                  (93,412)             (4,891)
      Futures contracts                                                              5,212                 306
      Foreign currency-related transactions                                             --                 404
                                                                        ------------------   -----------------
Net realized gain (loss)                                                           (88,200)             (4,181)
                                                                        ------------------   -----------------
Net change in unrealized appreciation (depreciation) on:
      Investments                                                                  252,698               8,769
      Futures contracts                                                              2,560                  57
      Foreign currency-related transactions                                             --                  26
                                                                        ------------------   -----------------
Net change in unrealized appreciation (depreciation)                               255,258               8,852
                                                                        ------------------   -----------------
Net realized and unrealized gain (loss)                                            167,058               4,671
                                                                        ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   $          194,138   $           5,470
                                                                        ==================   =================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE PERIODS ENDED AUGUST 31,

                                                                    S&P 500 INDEX FUND             MSCI EAFE INDEX FUND
                                                               ----------------------------    ----------------------------
                                                                   2003            2002            2003            2002*
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                             $     27,080    $     26,361    $        799    $        231
      Net realized gain (loss)                                      (88,200)       (119,767)         (4,181)         (1,145)
      Net change in unrealized appreciation (depreciation)          255,258        (290,562)          8,852            (939)
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from operations               194,138        (383,968)          5,470          (1,853)
                                                               ------------    ------------    ------------    ------------

DISTRIBUTIONS
      From net investment income                                    (26,159)        (27,390)           (228)           (100)
      From net realized gain                                             --              --            (709)             (5)
                                                               ------------    ------------    ------------    ------------
Net decrease in net assets from distributions                       (26,159)        (27,390)           (937)           (105)
                                                               ------------    ------------    ------------    ------------

SHARE TRANSACTIONS
      Net increase (decrease) in net assets from
         share transactions                                          69,125        (304,813)         27,819          18,362
                                                               ------------    ------------    ------------    ------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                         237,104        (716,171)         32,352          16,404

NET ASSETS
      Beginning of period                                         1,604,069       2,320,240          16,404              --
                                                               ------------    ------------    ------------    ------------

      End of period                                            $  1,841,173    $  1,604,069    $     48,756    $     16,404
                                                               ============    ============    ============    ============

      Undistributed (overdistributed) net investment
         income included in net assets                         $      6,437    $      5,650    $      1,060    $        202

*  For the Period October 16, 2001 (Commencement of Operations) to August 31,
   2002.

  See accompanying notes which are an integral part of the financial statements.

SSgA
INDEX FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE PERIODS ENDED

For a Share Outstanding Throughout Each Period.

                                         $                    $                        $                       $
                                  NET ASSET VALUE,           NET                 NET REALIZED             TOTAL INCOME
                                    BEGINNING OF          INVESTMENT            AND UNREALIZED                FROM
                                       PERIOD          INCOME (LOSS)(a)           GAIN (LOSS)              OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND

August 31, 2003                         15.16                .25                     1.52                      1.77
August 31, 2002                         18.77                .23                    (3.61)                    (3.38)
August 31, 2001                         26.41                .24                    (6.46)                    (6.22)
August 31, 2000                         23.74                .27                     3.40                      3.67
August 31, 1999                         19.42                .29                     6.74                      7.03

MSCI EAFE INDEX FUND

August 31, 2003                          9.05                .18(g)                   .47(g)                    .65
August 31, 2002 (1)                     10.00                .16                    (1.02)                     (.86)

                                                              $
                                         $               DISTRIBUTIONS
                                    DISTRIBUTIONS          FROM NET                   $
                                      FROM NET             REALIZED                 TOTAL
                                  INVESTMENT INCOME          GAIN                DISTRIBUTIONS
-------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND

August 31, 2003                         (.24)                  --                    (.24)
August 31, 2002                         (.23)                  --                    (.23)
August 31, 2001                         (.25)               (1.17)                  (1.42)
August 31, 2000                         (.28)                (.72)                  (1.00)
August 31, 1999                         (.29)               (2.42)                  (2.71)

MSCI EAFE INDEX FUND

August 31, 2003                         (.11)                (.37)                   (.48)
August 31, 2002 (1)                     (.09)                 .00(h)                 (.09)

(1) For the period October 16, 2001 (commencement of operations) to August 31, 2002.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.
(d) Expense ratios for the periods subsequent to June 1, 2000 (commencement of Master-Feeder structure) include the Fund's share of the Portfolio's allocated expenses.
(e) Expense ratios include the Fund's share of the Portfolio's allocated expenses.
(f) Portfolio turnover represents the rates of portfolio activity for the periods through May 31, 2000, while the Fund was making investments directly in securities.
(g) The amount shown for a share outstanding does not correlate with investment results for the year due to the timing of purchases and sales of fund shares in relation to fluctuating market values of the investments of the Fund.
(h)  Less than $.01 per share for the period ended August 31, 2002.

See accompanying notes which are an integral part of the financial statements.

                                                                                                         %
                                                                                                      RATIO OF
                                          $                                          $                EXPENSES
                                  NET ASSET VALUE,            %                 NET ASSETS,          TO AVERAGE
                                       END OF               TOTAL              END OF PERIOD         NET ASSETS,
                                       PERIOD              RETURN(b)               (000)            NET(c)(d)(e)
-------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND

August 31, 2003                         16.69                11.89               1,841,173               .15
August 31, 2002                         15.16               (18.20)              1,604,069               .16
August 31, 2001                         18.77               (24.48)              2,320,240               .17
August 31, 2000                         26.41                16.26               3,105,167               .18
August 31, 1999                         23.74                39.52               2,673,963               .18

MSCI EAFE INDEX FUND

August 31, 2003                          9.22                 7.92                  48,756               .40
August 31, 2002 (1)                      9.05                (8.66)                 16,404               .40

                                         %                    %
                                      RATIO OF             RATIO OF                                      %
                                      EXPENSES          NET INVESTMENT              %                PORTFOLIO
                                     TO AVERAGE             INCOME              PORTFOLIO            TURNOVER
                                     NET ASSETS,          TO AVERAGE           TURNOVER OF            OF THE
                                   GROSS(c)(d)(e)         NET ASSETS             THE FUND            PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND

August 31, 2003                           .15                 1.65                  N/A                12.52
August 31, 2002                           .16                 1.31                  N/A                16.02
August 31, 2001                           .17                 1.12                  N/A                12.01
August 31, 2000                           .24                 1.08                16.43(f)             14.00
August 31, 1999                           .28                 1.29                13.80                  N/A

MSCI EAFE INDEX FUND

August 31, 2003                           .86                 2.17                  N/A                30.85
August 31, 2002 (1)                      1.41                 1.82                  N/A                20.01

  See accompanying notes which are an integral part of the financial statements.

SSgA
INDEX FUNDS

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2003


1.   ORGANIZATION

     The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios, referred to as "the Funds," which are in operation as of August 31, 2003. These financial statements report on two Funds, the SSgA S&P 500 Index Fund and the MSCI(R) EAFE(R) Index Fund. The Investment Company is a no-load, diversified open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

     The S&P 500 Index Fund and the MSCI(R) EAFE(R) Index Fund invest all of their investable assets in interests in the State Street Equity 500 Index Portfolio and the State Street MSCI(R) EAFE(R) Index, respectively (the "Portfolios"). The Funds have the same investment objective as the Portfolio in which they invest. The value of each Funds' investment in the respective Portfolio reflect the Fund's proportionate interest in the net assets of the Portfolios (approximately 76.44% for the S&P 500 Index and 48.43% for the MSCI(R) EAFE(R) Index at August 31, 2003). The performance of the Funds is directly affected by the performance of the Portfolios. The financial statements of the Portfolios, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of their financial statements.

     Security valuation

     The Funds record their investment in the Portfolio at fair value. Valuation of securities held by the Portfolios are discussed in Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

     Investment income

     The Funds record daily their proportionate share of the Portfolios' income, expenses and realized and unrealized gains and losses.

     Other

     Investment transactions are accounted for on a trade date basis.

     Federal income taxes

     Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Funds' intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Funds to distribute all of their taxable income. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required. At August 31, 2003, the following Funds had net tax basis capital loss carryovers which may be applied against any realized net taxable gains in each succeeding year or until it's expiration date, whichever occurs first:

                                                                                              EXPIRATION YEAR
                                                                             -------------------------------------------------
                                                                              08/31/2009        08/31/2010         08/31/2011
     -------------------------------------------------------------------------------------------------------------------------
     S&P 500 Index                                                           $  7,245,507      $  80,349,911     $  89,179,793

     COMPONENTS OF DISTRIBUTABLE EARNINGS:

                                                                                           S & P 500               MSCI EAFE
     -------------------------------------------------------------------------------------------------------------------------
     Undistributed Ordinary Income                                                     $      6,437,035          $   2,301,659
     Undistributed Long-Term Gains
       (Capital Loss Carryforward)                                                     $   (176,775,211)         $   1,983,776

     TAX COMPOSITION OF DISTRIBUTIONS:

     Ordinary Income                                                                   $     26,159,284          $     428,837
     Long-Term Capital Gains                                                                         --                508,648

     As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2002 to August 31, 2003, and treat it as arising in the fiscal year 2004 as follows:

     S&P 500 Index                               $  22,878,681

     Dividends and distributions to shareholders

     Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The S&P 500 Index Fund declares and pays dividends quarterly. The MSCI(R) EAFE(R) Index Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually for both Funds. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The amount and character of income and gains to be distributed are determined in accordance with tax regulations which may differ from net investment income and realized gains recognized for financial reporting purposes. Permanent differences between book and tax accounting are reclassified to paid in capital. These differences primarily relate to realized gains on redemptions in-kind.

     Expenses

     Expenses allocated from the Portfolios are recorded and identified separately in the Statement of Operations. The Funds also pay certain other expenses which can be directly attributed to each Fund. Expenses of the Investment Company which cannot be directly attributed such as Trustee fees, insurance, legal, and other expenses will be allocated among all Funds of the Investment Company based principally on their relative net assets.

3.   INVESTMENT TRANSACTIONS

     Securities

     Net daily increases and decreases in the Funds' investment in the Portfolios aggregated to the following, for the year ended August 31, 2003:

                                     INCREASES            DECREASES
     -----------------------------------------------------------------
     S&P 500 Index               $    307,767,726     $    281,363,480
     MSCI(R) EAFE(R) Index             44,190,966           17,405,406

4.   RELATED PARTIES

     Adviser

     The Funds are allocated a charge for a management fee from the Portfolios, calculated daily at an annual rate of .045% for the S&P 500 Index Fund and .15% for the MSCI(R) EAFE(R) Index Fund of their average daily net assets. This fee relates to the advisory, custody and administrative fees provided by the Portfolios on behalf of their investors. The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank and Trust Company ("State Street") make up State Street Global Advisors, which directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. The Investment Company also has contracts with State Street to provide fund accounting, shareholder servicing and transfer agent services to the Fund. These amounts are presented on the accompanying Statement of Operations.

     The Adviser has agreed to reimburse the S&P 500 Index Fund for all fund and allocated Portfolio expenses that exceed .18% of its average daily net assets on an annual basis. No reimbursement was made during the year ended August 31, 2003.

     The Adviser has agreed to reimburse the MSCI(R) EAFE(R) Index Fund for all Fund and allocated Portfolio expenses that exceed .40% of its average daily net assets on an annual basis. The total amount of reimbursement for the year ended August 31, 2003 was $170,508.

     Administrator

     The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Funds pay the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of the Funds: $0 to $1 billion - .0315%; over $1 billion - .01%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. In addition, the Fund reimburses the Administrator for out of pocket expenses.

     Distributor and shareholder servicing

     The Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

     The Funds have Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet") (collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Funds pay .025% to State Street, and a fee to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents subject to the following maximums:

                                                                %
     -------------------------------------------------------------
     S&P 500 Index                                            .100
     MSCI(R) EAFE(R) Index                                    .175

     For the year ended August 31, 2003, the Funds paid the following shareholder servicing expenses to affiliated service providers:

                                                                         FIDELITY      HIGH NET
                                                           GLOBAL       INVESTORS       WORTH
                                       STATE STREET        MARKETS       SERVICES      SERVICES      CITISTREET
     ------------------------------------------------------------------------------------------------------------
     S&P 500 Index                    $       406,294   $      2,201   $        --   $         --   $      68,882
     MSCI(R) EAFE(R) Index                      9,219             --            --             --              --

     The Funds did not incur any expenses from Fiduciary Investor Services and High Net Worth Services during the year.

     Total shareholder servicing payments shall not exceed .20% of the average daily net assets of each Fund on an annual basis. The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of each Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Funds' responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Funds' shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2003.

     Board of Trustees

     The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company, except for the LifeSolutions Funds, based upon their relative net assets.

     Each Fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustee fees payable. The deferred fees remain invested in certain SSgA Funds until distribution in accordance with the Deferred Plan.

     Accrued fees payable to affiliates and trustees as of August 31, 2003 were as follows:

                                                                        S&P 500    MSCI(R) EAFE(R)
                                                                         INDEX         INDEX
     ----------------------------------------------------------------------------------------------
     Administration fees                                              $   34,304     $     3,355
     Custodian fees                                                        1,577           1,429
     Distribution fees                                                   136,616             916
     Shareholder servicing fees                                          167,505           1,384
     Transfer agent fees                                                  42,365           5,593
     Trustees' fees                                                        8,553           2,174
                                                                      ----------     -----------
                                                                      $  390,920     $    14,851
                                                                      ==========     ===========

     Beneficial Interest

     As of August 31, 2003, the following table includes shareholders (both of which were affiliates of the Investment Company) with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund:

                                                               # OF SHAREHOLDERS            %
     --------------------------------------------------------------------------------------------
     MSCI(R) EAFE(R) Index                                             2                   55.2

5.   FUND SHARE TRANSACTIONS:

                                                                                      (AMOUNTS IN THOUSANDS)
                                                                                   FISCAL YEARS ENDED AUGUST 31,
     ---------------------------------------------------------------------------------------------------------------------------
                                                                                2003                            2002
                                                                    ----------------------------    ----------------------------
                                                                       SHARES         DOLLARS          SHARES         DOLLARS
                                                                    ------------    ------------    ------------    ------------
     S&P 500 INDEX
       Proceeds from shares sold                                          39,994    $    596,994          46,373    $    823,109
       Proceeds from reinvestment of distributions                         1,555          22,991           1,265          23,240
       Payments for shares redeemed                                      (37,035)       (550,860)        (65,419)     (1,151,162)
                                                                    ------------    ------------    ------------    ------------
       Total net increase (decrease)                                       4,514    $     69,125         (17,781)   $   (304,813)
                                                                    ============    ============    ============    ============
     MSCI(R) EAFE(R) INDEX
       Proceeds from shares sold                                           5,472    $     43,711           1,970    $     19,946
       Proceeds from reinvestment of distributions                            89             714              --              --
       Payments for shares redeemed                                       (2,084)        (16,606)           (157)         (1,584)
                                                                    ------------    ------------    ------------    ------------
       Total net increase (decrease)                                       3,477    $     27,819           1,813    $     18,362
                                                                    ============    ============    ============    ============

6.   INTERFUND LENDING PROGRAM

     The Funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Funds did not utilize the interfund lending program during the year.

7.   DIVIDENDS

     On September 2, 2003, the Board of Trustees declared the following dividend from net investment income, payable on September 6, 2003 to shareholders of record on September 3, 2003:

                                                 NET INVESTMENT
                                                     INCOME
     ----------------------------------------------------------
     S&P 500 Index                               $       0.0655

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SSgA S&P 500 Index Fund and the SSgA MSCI(R) EAFE(R) Index Fund (two of the funds comprising SSgA Funds, hereafter referred to as the "Funds") at August 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 17, 2003

SSgA
INDEX FUNDS

TAX INFORMATION -- AUGUST 31, 2003 (UNAUDITED)

The MSCI(R) EAFE(R) Fund paid distributions of $508,648 from net long-term capital gains during its taxable year ended August 31, 2003.

For the tax year ended August 31, 2003, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.

Please consult a tax advisor for questions about federal or state income tax laws.

SSgA
INDEX FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES AND OFFICERS --
AUGUST 31, 2003 (UNAUDITED)


The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers.

                                                                                                       NO. OF
                              POSITION(S) HELD                                                       PORTFOLIOS
         NAME,                 WITH FUND AND             TERM             PRINCIPAL OCCUPATION(S)    IN COMPLEX        OTHER
         AGE,                    LENGTH OF                OF                    DURING THE            OVERSEEN   DIRECTORSHIPS HELD
        ADDRESS                 TIME SERVED              OFFICE                PAST 5 YEARS          BY TRUSTEE      BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson,           Trustee since 1988     Appointed until   - Vice Chairman, Frank Russell      25      - Trustee, Frank
Age 64                                             successor is        Company;                                    Russell
                            Interested Person of   duly elected      - Chairman of the Board, Frank                Investment
909 A Street                the SSgA Funds (as     and qualified       Russell Investment Management               Company Funds
Tacoma, WA 98402            defined in the 1940                        Company, Frank Russell                      and Russell
                            Act) due to his        Until successor     Investment Company Funds and                Investment Funds
                            employment by the      is chosen and       Russell Investment Funds; and               (investment
                            parent company of      qualified by      - Chairman of the Board and                   companies); and
                            the Administrator      the Trustees.       Chief Executive Officer,                  - Director,
                                                                       Russell Fund Distributors,                  Russell
                            Chairman of the                            Inc. and Frank Russell Trust                Insurance
                            Board and President                        Company.                                    Agency, Inc.,
                                                                                                                   Frank Russell
                            Member, Governance                                                                     Investments
                            Committee                                                                              (Ireland)
                                                                                                                   Limited, Frank
                            Member, Valuation                                                                      Russell
                            Committee                                                                              Investment
                                                                                                                   Company plc;
                                                                                                                   Frank Russell
                                                                                                                   Investment
                                                                                                                   Company
                                                                                                                   II plc, Frank
                                                                                                                   Russell
                                                                                                                   Investment
                                                                                                                   Company III
                                                                                                                   plc, Frank
                                                                                                                   Russell
                                                                                                                   Institutional
                                                                                                                   Funds plc,
                                                                                                                   Frank Russell
                                                                                                                   Qualifying
                                                                                                                   Investor
                                                                                                                   Fund, and Frank
                                                                                                                   Russell
                                                                                                                   Investments
                                                                                                                   (Cayman) Ltd.

                                                                                                       NO. OF
                              POSITION(S) HELD                                                       PORTFOLIOS
         NAME,                 WITH FUND AND             TERM             PRINCIPAL OCCUPATION(S)    IN COMPLEX        OTHER
         AGE,                    LENGTH OF                OF                    DURING THE            OVERSEEN   DIRECTORSHIPS HELD
        ADDRESS                 TIME SERVED              OFFICE                PAST 5 YEARS          BY TRUSTEE      BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES (CONTINUED)

Timothy B. Harbert          Trustee since 2003     Appointed until   - 2001 to Present, Chairman         25      Listed under
Age 53                                             successor is        and Chief Executive Officer,              Principal
                            Interested Person of   duly elected        State Street Global                       Occupations
State Street Financial      the SSgA Funds as      and qualified       Advisors;
Center                      defined in the 1940                      - 1992 to 2001, President and
One Lincoln Street          Act) due to his                            Chief Operating Officer,
Boston, MA                  employment by an                           State Street Global
02111-2900                  affiliate of the                           Advisors;
                            Advisor                                  - 1996 to Present, Executive
                                                                       Vice President, State Street
                            Member, Governance                         Bank & Trust Company;
                            Committee                                - Director, Citistreet, LLC;
                                                                       State Street Bank, Paris;
                            Member, Valuation                          State Street Global
                            Committee                                  Advisors, Ltd., London;
                                                                       State Street Global
                                                                       Advisors, GmbH, Munich;
                                                                       State Street Global
                                                                       Advisors, Canada, Ltd.;
                                                                       State Street Global
                                                                       Advisors, Australia, Ltd.;
                                                                       State Street Global
                                                                       Advisors, Japan, Ltd.; State
                                                                       Street Global Markets, LLC;
                                                                       Bentley College;
                                                                     - Chairman of the Board,
                                                                       StreetTracks, LLC; State
                                                                       Street Global Advisors Fund
                                                                       Management, LLC; State
                                                                       Street Global Advisors, Inc.
                                                                       (Delaware); Bel Air
                                                                       Investment Advisors, LLC;
                                                                       and
                                                                     - President and Director,
                                                                       State Street Global
                                                                       Advisors, Cayman.

INDEPENDENT TRUSTEES

William L. Marshall         Trustee since 1988     Appointed until   - Chief Executive Officer and      25       None
Age 60                                             successor is        President, Wm. L. Marshall
                            Chairman, Audit        duly elected        Associates, Inc.,
33 West Court Street        Committee              and qualified       Wm. L. Marshall Companies,
Doylestown, PA 18901                                                   Inc. and the Marshall
                            Member, Governance                         Financial Group, Inc. (a
                            Committee                                  registered investment advisor
                                                                       and provider of financial and
                            Member, Valuation                          related consulting
                            Committee                                  services);
                                                                     - Certified Financial Planner
                                                                       and Member, Financial
                                                                       Planners Association; and
                                                                     - Registered Representative
                                                                       and Principal for Securities
                                                                       with Cambridge Investment
                                                                       Research, Inc., Fairfield,
                                                                       Iowa.

                                                                                                       NO. OF
                              POSITION(S) HELD                                                       PORTFOLIOS
         NAME,                 WITH FUND AND             TERM             PRINCIPAL OCCUPATION(S)    IN COMPLEX        OTHER
         AGE,                    LENGTH OF                OF                    DURING THE            OVERSEEN   DIRECTORSHIPS HELD
        ADDRESS                 TIME SERVED              OFFICE                PAST 5 YEARS          BY TRUSTEE      BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Steven J. Mastrovich        Trustee since 1988     Appointed until   - September 2000 to Present,        25      None
Age 46                                             successor is        Global Head of Structured
                            Member, Audit          duly elected        Real Estate, J.P. Morgan
623 Clapboard Street        Committee              and qualified       Investment Management
Westwood, MA 02090                                                     (private real estate
                            Member, Governance                         investment for clients
                            Committee                                  primarily outside of the US
                                                                       to locate private real
                            Member, Valuation                          estate investments in the
                            Committee                                  US);
                                                                     - January 2000 to September
                                                                       2000, Managing Director,
                                                                       HSBC Securities (USA) Inc.;
                                                                     - From 1998 to 2000,
                                                                       President, Key Global
                                                                       Capital, Inc.;
                                                                     - From 1997 to 1998, Partner,
                                                                       Squire, Sanders & Dempsey
                                                                       (law firm); and
                                                                     - From 1994 to 1997, Partner,
                                                                       Brown, Rudnick, Freed &
                                                                       Gesmer (law firm).

Patrick J. Riley            Trustee since 1988     Appointed until   - 2003 to Present, Associate        25      Director - SSgA
Age 54                                             successor is        Justice, Commonwealth of                  Cash Management
                            Member, Audit          duly elected        Massachusetts Superior                    Fund PLC, State
One Corporate Place         Committee              and qualified       Court; and                                Street Global
55 Ferncroft Road                                                    - Partner, Riley, Burke &                   Advisors Ireland,
Danvers, MA 01923           Member, Governance                         Donahue, L.L.P. (law firm).               Ltd.
                            Committee

                            Member, Valuation
                            Committee

Richard D. Shirk            Trustee since 1988     Appointed until   - March 2001 to April 2002,         25      Listed under
Age 57                                             successor is        Chairman, Cerulean                        Principal
                            Member, Audit          duly elected        Companies, Inc. (holding                  Occupations
1180 Brookgate Way, NE      Committee              and qualified       company) (Retired);
Atlanta, GA                                                          - 1996 to March 2001,
30319-2877                  Member, Governance                         President and Chief
                            Committee                                  Executive Officer, Cerulean
                                                                       Companies, Inc.;
                            Member, Valuation                        - 1992 to March 2001,
                            Committee                                  President and Chief
                                                                       Executive Officer, Blue
                                                                       Cross/Blue Shield of
                                                                       Georgia;
                                                                     - 1993 to November 2001,
                                                                       Chairman and Board Member,
                                                                       Georgia Caring for Children
                                                                       Foundation (private
                                                                       foundation);
                                                                     - November 1998 to Present,
                                                                       Board Member, Healthcare
                                                                       Georgia Foundation (private
                                                                       foundation); and
                                                                     - September 2002 to Present,
                                                                       Board Member, Amerigroup
                                                                       Corp.

                                                                                                       NO. OF
                              POSITION(S) HELD                                                       PORTFOLIOS
         NAME,                 WITH FUND AND             TERM             PRINCIPAL OCCUPATION(S)    IN COMPLEX        OTHER
         AGE,                    LENGTH OF                OF                    DURING THE            OVERSEEN   DIRECTORSHIPS HELD
        ADDRESS                 TIME SERVED              OFFICE                PAST 5 YEARS          BY TRUSTEE      BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Bruce D. Taber              Trustee since 1991     Appointed until   - Consultant, Computer              25      Director - SSgA
Age 60                                             successor is        Simulation, General Electric              Cash Management
                            Member, Audit          duly elected        Industrial Control Systems.               Fund PLC, State
26 Round Top Road           Committee              and qualified                                                 Street Global
Boxford, MA 01921                                                                                                Advisors Ireland,
                            Member, Governance                                                                   Ltd.
                            Committee

                            Member, Valuation
                            Committee

Henry W. Todd               Trustee since 1988     Appointed until   - Chairman, President and CEO,      25      Director - SSgA
Age 56                                             successor is        A.M. Todd Group, Inc.; and                Cash Management
                            Member, Audit          duly elected      - President and CEO, Zink &                 Fund PLC, State
150 Domorah Drive           Committee              and qualified       Triest Co., Inc. (dealer in               Street Global
Montgomeryville, PA                                                    vanilla flavor materials).                Advisors Ireland,
18936                       Member, Governance                                                                   Ltd.
                            Committee

                            Member, Valuation
                            Committee

                              POSITION(S) HELD
         NAME,                 WITH FUND AND             TERM                            PRINCIPAL OCCUPATION(S)
         AGE,                    LENGTH OF                OF                                   DURING THE
        ADDRESS                 TIME SERVED              OFFICE                               PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Agustin J. Fleites          Principal Executive    Until successor   - 2001 to Present, Senior Principal, State Street Global
Age 37                      Officer and Chief      is chosen and       Advisors; President, SSgA Funds Management, Inc.; Managing
                            Executive Officer      qualified by        Director, Advisor Strategies;
State Street Financial      since 2003             Trustees          - 1999 to 2001, Principal, Head of Exchange Traded Funds,
Center                                                                 Offshore Funds and SSgA Latin America; and
One Lincoln Street                                                   - 1993-1999, Principal, Head of Asset Allocation Strategies.
Boston, MA 02111-2900

J. David Griswold           Vice President and     Until successor   - Director - Global Regulatory Policy and Assistant
Age 46                      Secretary since 1994   is chosen and       Secretary, Frank Russell Company;
                                                   qualified by      - Assistant Secretary and Associate General Counsel, Frank
909 A Street                                       Trustees            Russell Investment Management Company, Frank Russell
Tacoma, WA 98402                                                       Capital Inc., and Frank Russell Investments (Delaware),
                                                                       Inc.;
                                                                     - Assistant Secretary and Associate General Counsel, Russell
                                                                       Fund Distributors, Inc.
                                                                     - Director, Secretary and Associate General Counsel, Frank
                                                                       Russell Securities, Inc.; and
                                                                     - Secretary, Frank Russell Canada Limited/Limitee.

James Ross                  Vice President since   Until successor   - 2001 to Present, Principal, SSgA Funds Management, Inc.;
Age 37                      2002                   is chosen and     - 2000 to Present, Principal, State Street Global Advisors;
                                                   qualified by      - 1992 to 2000, Vice President, State Street Corporation; and
State Street Financial                             Trustees          - 2000 to Present, Vice President, StreetTracks Series Trust.
Center
One Lincoln Street
Boston, MA 02111-2900

Mark E. Swanson             Treasurer and          Until successor   - Director - Investment Operations, Frank Russell Investment
Age 39                      Principal              is chosen and       Management Company and Frank Russell Trust Company; and
                            Accounting Officer     qualified by      - Treasurer and Chief Accounting Officer, Frank Russell
909 A Street                since 2000             Trustees            Investment Company and Russell Investment Funds.
Tacoma, WA 98402

SSgA
INDEX FUNDS
STATE STREET FINANCIAL CENTER
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327


TRUSTEES
  Lynn L. Anderson, Chairman
  Timothy B. Harbert
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

OFFICERS
  Lynn L. Anderson, President
  Agustin J. Fleites, Principal Executive Officer and CEO
  Mark E. Swanson, Treasurer and Principal Accounting Officer
  J. David Griswold, Vice President and Secretary
  James Ross, Vice President
  Deedra S. Walkey, Assistant Secretary
  Ross E. Erickson, Assistant Treasurer
  David J. Craig, Assistant Treasurer
  Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
  SSgA Funds Management, Inc.
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

DISTRIBUTOR
  State Street Global Markets, LLC
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington 98402

LEGAL COUNSEL
  Goodwin Procter LLP
  Exchange Place
  Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110

STATE STREET EQUITY 500 INDEX PORTFOLIO

                                                        PORTFOLIO OF INVESTMENTS
                                                     August 31, 2003 (Unaudited)

                                                                       MARKET
                                                                        VALUE
                                                                        (000)
                                                         SHARES          $
                                                       ----------   ------------
COMMON STOCKS - 96.7%
CONSUMER DISCRETIONARY - 11.1%
American Greetings Corp. Class A                           14,414   $        267
AOL Time Warner, Inc.                                   1,128,647         18,465
AutoNation, Inc. (a)                                       68,200          1,281
AutoZone, Inc. (a)                                         22,887          2,101
Bed Bath & Beyond, Inc. (a)                                75,014          3,228
Best Buy Co. (a)                                           81,621          4,245
Big Lots, Inc. (a)                                         32,038            586
Black & Decker Corp.                                       18,233            780
Brunswick Corp.                                            21,529            581
Carnival Corp.                                            158,619          5,487
Centex Corp.                                               15,788          1,191
Circuit City Stores-Circuit City Group                     46,839            489
Clear Channel Communications, Inc. (a)                    154,765          6,983
Comcast Corp. (a)                                         564,567         16,796
Cooper Tire & Rubber Co.                                   16,437            296
Dana Corp.                                                 33,349            514
Darden Restaurants, Inc.                                   40,010            872
Delphi Corp.                                              139,267          1,262
Dillard's, Inc. Class A                                    19,253            291
Dollar General Corp.                                       81,615          1,871
Dow Jones & Co., Inc.                                      19,426            825
Eastman Kodak Co.                                          70,637          1,970
eBay, Inc. (a)                                            159,760          8,871
Family Dollar Stores, Inc.                                 42,568          1,708
Federated Department Stores, Inc.                          47,076          2,057
Ford Motor Co.                                            462,255          5,344
Fortune Brands, Inc.                                       35,466          2,000
Gannett Co., Inc.                                          67,838          5,320
Gap, Inc.                                                 225,330          4,707
General Motors Corp.                                      141,573          5,819
Genuine Parts Co.                                          43,093          1,380
Goodyear Tire & Rubber Co.                                 37,442            267
Harley-Davidson, Inc.                                      76,638          3,818
Harrah's Entertainment, Inc. (a)                           27,933          1,157
Hasbro, Inc.                                               41,787            773
Hilton Hotels Corp.                                        94,343          1,442
Home Depot, Inc.                                          576,557         18,542
International Game Technology (a)                          87,352          2,257
Interpublic Group Cos., Inc.                               96,577          1,463
JC Penney & Co., Inc.                                      66,788          1,417
Johnson Controls, Inc.                                     22,098          2,188
Jones Apparel Group, Inc. (a)                              32,379          1,000
KB HOME                                                    11,631            666
Knight-Ridder, Inc.                                        20,191          1,370
Kohl's Corp. (a)                                           85,610          5,415
Leggett & Platt, Inc.                                      46,154          1,069
Limited Brands                                            130,778          2,218
Liz Claiborne, Inc.                                        26,641            918
Lowe's Cos., Inc.                                         196,023         10,754
Marriot International, Inc. Class A                        57,339          2,341
Mattel, Inc.                                              106,745          2,062
May Department Stores Co.                                  73,867          2,037
Maytag Corp.                                               20,729            562
McDonald's Corp.                                          320,553          7,187
McGraw-Hill, Inc.                                          48,513   $      2,959
Meredith Corp.                                             13,347            633
New York Times Co. Class A                                 38,745          1,720
Newell Rubbermaid, Inc.                                    68,021          1,615
NIKE, Inc. Class B                                         66,913          3,813
Nordstrom, Inc.                                            34,938            911
Office Depot, Inc. (a)                                     74,470          1,358
Omnicom Group, Inc.                                        46,317          3,617
Pulte Homes, Inc.                                          14,718            980
Radioshack Corp.                                           42,553          1,294
Reebok International, Ltd. (a)                             15,571            521
Sears Roebuck & Co.                                        75,354          3,317
Sherwin-Williams Co.                                       35,070          1,055
Snap-On, Inc.                                              12,948            382
Stanley Works                                              20,532            621
Staples, Inc. (a)                                         123,850          3,050
Starbucks Corp. (a)                                        99,426          2,828
Starwood Hotels & Resorts Worldwide, Inc. Class B          49,012          1,658
Target Corp.                                              229,157          9,304
Tiffany & Co.                                              36,268          1,412
TJX Cos., Inc.                                            125,013          2,708
Toys "R" Us, Inc. (a)                                      51,369            700
Tribune Co.                                                78,355          3,624
Tupperware Corp.                                           13,036            213
Univision Communications, Inc. Class A (a)                 58,618          2,198
V.F. Corp.                                                 27,888          1,118
Viacom, Inc. Class B (a)                                  440,589         19,826
Visteon Corp.                                              29,453            199
Walt Disney Co.                                           513,573         10,528
Wendy's International, Inc.                                26,767            844
Whirlpool Corp.                                            17,066          1,187
Yum! Brands, Inc. (a)                                      72,522          2,150
                                                                    ------------
                                                                         266,853
                                                                    ------------

CONSUMER STAPLES - 11.0%
Adolph Coors Co. Class B                                    8,444            466
Alberto Culver Co. Class B                                 13,639            779
Albertson's, Inc.                                          92,013          1,934
Altria Group, Inc.                                        508,064         20,942
Anheuser-Busch Cos., Inc.                                 209,767         10,811
Archer-Daniels-Midland Co.                                156,867          2,176
Avon Products, Inc.                                        59,574          3,819
Brown-Forman Corp. Class B                                 15,141          1,197
Campbell Soup Co.                                         104,683          2,533
Clorox Co.                                                 53,710          2,302
Coca-Cola Co.                                             617,635         26,880
Coca-Cola Enterprises, Inc.                               115,700          2,139
Colgate-Palmolive Co.                                     135,535          7,492
ConAgra Foods, Inc.                                       136,546          3,004
Costco Wholesale Corp. (a)                                115,651          3,711
CVS Corp.                                                  96,792          3,155
General Mills, Inc.                                        93,464          4,333
Gillette Co.                                              257,044          8,344
H.J. Heinz Co.                                             86,320          2,793
Hershey Foods Corp.                                        33,504          2,342

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                                        (000)
                                                         SHARES          $
                                                       ----------   ------------
Kellogg Co.                                               103,129   $      3,458
Kimberly-Clark Corp.                                      128,264          6,556
Kroger Co. (a)                                            186,122          3,575
McCormick & Co., Inc.                                      32,700            873
Pepsi Bottling Group, Inc.                                 69,153          1,668
PepsiCo, Inc.                                             431,110         19,202
Procter & Gamble Co.                                      324,611         28,335
R.J. Reynolds Tobacco Holdings, Inc.                       20,840            712
Safeway, Inc. (a)                                         109,593          2,675
Sara Lee Corp.                                            197,017          3,739
SuperValu, Inc.                                            32,260            778
SYSCO Corp.                                               164,081          5,162
USTCorp.                                                   41,647          1,391
Wal-Mart Stores, Inc.                                   1,096,928         64,905
Walgreen Co.                                              258,010          8,403
Winn-Dixie Stores, Inc.                                    31,710            319
Wrigley Wm., Jr. Co.                                       57,216          3,035
                                                                    ------------
                                                                         265,938
                                                                    ------------

ENERGY - 5.6%
Amerada Hess Corp.                                         22,302          1,052
Anadarko Petroleum Corp.                                   63,554          2,765
Apache Corp.                                               39,865          2,750
Ashland, Inc.                                              15,580            515
Baker Hughes, Inc.                                         83,080          2,780
BJ Services Co. (a)                                        38,855          1,452
Burlington Resources, Inc.                                 48,928          2,369
ChevronTexaco Corp.                                       268,047         19,533
Conocophillips                                            170,741          9,534
Devon Energy Corp.                                         58,661          3,036
EOG Resources, Inc.                                        27,384          1,161
ExxonMobil Corp.                                        1,673,302         63,083
Halliburton Co.                                           111,386          2,693
Kerr-McGee Corp.                                           23,736          1,043
Marathon Oil Corp.                                         76,734          2,140
Nabors Industries, Ltd. (a)                                35,515          1,426
Noble Corp. (a)                                            31,623          1,144
Occidental Petroleum Corp.                                 96,323          3,307
Rowan Cos., Inc.                                           21,239            532
Schlumberger, Ltd.                                        146,707          7,263
Sunoco, Inc.                                               19,228            781
Transocean, Inc.                                           82,295          1,738
Unocal Corp.                                               63,488          1,944
                                                                    ------------
                                                                         134,041
                                                                    ------------

FINANCIALS - 19.8%
ACE, Ltd.                                                  65,255          2,101
AFLAC, Inc.                                               129,916          4,159
Allstate Corp.                                            177,507          6,346
Ambac Financial Group, Inc.                                26,447          1,717
American Express Co.                                      325,673         14,672
American International Group, Inc.                        653,683         38,940
AmSouth Bancorp                                            86,919          1,872
AON Corp.                                                  76,223          1,692
Apartment Investment & Management Co. Class A              21,900            844
Bank of America Corp.                                     375,578   $     29,765
Bank of New York Co., Inc.                                194,579          5,724
Bank One Corp.                                            287,162         11,334
BB&T Corp.                                                140,918          5,146
Bear Stearns Cos., Inc.                                    23,799          1,665
Capital One Financial Corp.                                57,615          3,077
Charles Schwab Corp.                                      342,193          3,716
Charter One Financial, Inc.                                55,117          1,709
Chubb Corp.                                                47,039          3,196
Cincinnati Financial Corp.                                 39,667          1,601
Citigroup, Inc.                                         1,289,771         55,912
Comerica, Inc.                                             42,832          2,113
Countrywide Credit Industries, Inc.                        32,272          2,190
Equity Office Properties Trust                            102,541          2,853
Equity Residential                                         65,907          1,917
Fannie Mae                                                246,029         15,940
Federal Home Loan Mortgage Corp.                          173,046          9,197
Federated Investors, Inc. Class B                          27,400            804
Fifth Third Bancorp                                       144,600          8,474
First Tennessee National Corp.                             31,017          1,283
FleetBoston Financial Corp.                               264,785          7,835
Franklin Resources, Inc.                                   62,944          2,719
Golden West Financial Corp.                                38,711          3,340
Goldman Sachs Group, Inc.                                 118,100         10,451
Hartford Financial Services Group, Inc.                    68,788          3,661
Huntington Bancshares, Inc.                                56,454          1,129
J.P. Morgan Chase & Co.                                   509,814         17,446
Janus Capital Group, Inc.                                  57,319            990
Jefferson-Pilot Corp.                                      34,460          1,526
John Hancock Financial Services, Inc.                      71,478          2,182
KeyCorp                                                   103,909          2,829
Lehman Brothers Holdings, Inc.                             59,818          3,932
Lincoln National Corp.                                     45,731          1,620
Loews Corp.                                                47,514          1,956
Marsh & McLennan Cos., Inc.                               134,936          6,747
Marshall & Ilsley Corp.                                    54,692          1,695
MBIA, Inc.                                                 34,758          1,962
MBNACorp.                                                 321,902          7,513
Mellon Financial Corp.                                    109,423          3,430
Merrill Lynch & Co., Inc.                                 233,727         12,570
MetLife, Inc.                                             191,907          5,454
MGIC Investment Corp.                                      24,062          1,356
Moody's Corp.                                              35,965          1,865
Morgan Stanley                                            273,143         13,327
National City Corp.                                       154,591          4,897
North Fork Bancorp, Inc.                                   37,990          1,283
Northern Trust Corp.                                       54,140          2,287
Plum Creek Timber Co., Inc.                                46,180          1,208
PNC Financial Services Group, Inc.                         71,747          3,415
Principal Financial Group, Inc.                            83,350          2,622
Progressive Corp.                                          55,147          3,901
ProLogis                                                   43,100          1,215
Providian Financial Corp. (a)                              69,973            717
Prudential Financial, Inc.                                135,700          4,941
Regions Financial Corp.                                    55,089          1,942
SAFECO Corp.                                               33,364          1,203

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                                        (000)
                                                         SHARES          $
                                                       ----------   ------------
Simon Property Group, Inc.                                 46,863   $      2,001
SLM Corp.                                                 114,342          4,594
SouthTrust Corp.                                           82,779          2,400
St. Paul Cos., Inc.                                        55,428          1,927
State Street Corp.                                         84,225          3,702
SunTrust Banks, Inc.                                       70,872          4,332
Synovus Financial Corp.                                    75,404          1,844
T. Rowe Price Group, Inc.                                  28,990          1,232
Torchmark Corp.                                            27,576          1,113
Travelers Property Casualty Corp. Class B                 248,356          3,847
U.S. Bancorp                                              482,461         11,531
Union Planters Corp.                                       47,944          1,529
UnumProvident Corp.                                        70,435            993
Wachovia Corp.                                            337,826         14,239
Washington Mutual, Inc.                                   234,113          9,126
Wells Fargo Co.                                           420,211         21,069
XLCapital, Ltd. Class A                                    33,732          2,555
Zions Bancorp                                              21,419          1,193
                                                                    ------------
                                                                         476,352
                                                                    ------------

HEALTH CARE - 13.1%
Abbott Laboratories                                       391,967         15,796
Aetna, Inc.                                                38,832          2,213
Allergan, Inc.                                             33,191          2,637
AmerisourceBergen Corp.                                    27,016          1,573
Amgen, Inc. (a)                                           315,975         20,823
Anthem, Inc. (a)                                           33,900          2,481
Applera Corp. - Applied Biosystems Group                   52,567          1,144
Bausch & Lomb, Inc.                                        13,825            583
Baxter International, Inc.                                147,326          4,140
Becton, Dickinson & Co.                                    62,029          2,267
Biogen, Inc. (a)                                           37,194          1,468
Biomet, Inc.                                               66,141          1,966
Boston Scientific Corp. (a)                               103,348          6,211
Bristol-Myers Squibb Co.                                  487,017         12,356
C.R. Bard, Inc.                                            12,397            831
Cardinal Health, Inc.                                     112,566          6,408
Chiron Corp. (a)                                           45,744          2,325
CIGNA Corp.                                                33,989          1,621
Eli Lilly & Co.                                           281,997         18,761
Forest Laboratories, Inc. (a)                              89,606          4,211
Genzyme Corp. (a)                                          55,005          2,594
Guidant Corp.                                              78,364          3,934
HCA, Inc.                                                 129,359          4,914
Health Management Associates, Inc. Class A                 59,298          1,321
Humana, Inc. (a)                                           38,225            672
IMS Health, Inc.                                           59,681          1,162
Johnson & Johnson                                         744,146         36,895
King Pharmaceuticals, Inc. (a)                             56,832            799
Manor Care, Inc. (a)                                       23,151            639
McKesson Corp.                                             73,831          2,417
Medco Health Solutions, Inc. (a)                           65,872          1,759
MedImmune, Inc. (a)                                        62,265          2,171
Medtronic, Inc.                                           306,202         15,182
Merck & Co., Inc.                                         562,203   $     28,290
Millipore Corp.                                            11,728            532
Pfizer, Inc.                                            1,977,874         59,178
Quest Diagnostics, Inc. (a)                                25,200          1,512
Quintiles Transnational Corp. (a)                          26,218            373
Schering-Plough Corp.                                     370,724          5,631
St. Jude Medical, Inc. (a)                                 43,597          2,270
Stryker Corp.                                              50,304          3,813
Tenet Healthcare Corp. (a)                                119,909          1,925
UnitedHealth Group, Inc.                                  149,284          7,379
Watson Pharmaceuticals, Inc. (a)                           27,003          1,110
WellPoint Health Networks, Inc. (a)                        36,089          2,815
Wyeth                                                     333,531         14,292
Zimmer Holdings, Inc. (a)                                  47,920          2,479
                                                                    ------------
                                                                         315,873
                                                                    ------------

INDUSTRIALS - 10.4%
3M Co.                                                     98,142         13,982
Allied Waste Industries, Inc. (a)                          55,167            610
American Power Conversion Corp. (a)                        47,767            856
American Standard Cos., Inc. (a)                           17,907          1,436
Apollo Group, Inc. (a)                                     43,175          2,766
Avery Dennison Corp.                                       26,670          1,460
Boeing Co.                                                211,745          7,917
Burlington Northern Santa Fe Corp.                         91,250          2,587
Caterpillar, Inc.                                          86,885          6,241
Cendant Corp. (a)                                         257,522          4,630
Cintas Corp.                                               41,582          1,660
Cooper Industries, Ltd.                                    23,421          1,192
Crane Co.                                                  13,402            343
CSX Corp.                                                  51,524          1,663
Cummins, Inc.                                              11,273            562
Danaher Corp.                                              38,813          2,998
Deere & Co.                                                60,741          3,432
Delta Air Lines, Inc.                                      27,793            358
Deluxe Corp.                                               12,720            543
Dover Corp.                                                50,413          1,917
Eaton Corp.                                                18,639          1,745
Emerson Electric Co.                                      106,235          5,924
Equifax, Inc.                                              35,969            825
FedEx Corp.                                                75,346          5,056
Fluor Corp.                                                20,406            752
General Dynamics Corp.                                     48,706          4,194
General Electric Co.                                    2,503,423         74,026
Goodrich Co.                                               26,755            696
H&R Block, Inc.                                            45,910          2,025
Honeywell International, Inc.                             216,342          6,272
Illinois Tool Works, Inc.                                  77,664          5,614
Ingersoll-Rand Co. Class A                                 41,850          2,491
ITT Industries, Inc.                                       22,102          1,438
Lockheed Martin Corp.                                     113,571          5,818
Masco Corp.                                               121,174          3,004
Monster Worldwide, Inc. (a)                                26,292            718
Navistar International Corp. (a)                           17,880            800
Norfolk Southern Corp.                                     94,361          1,797
Northrop Grumman Corp.                                     46,239          4,415

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                                        (000)
                                                         SHARES          $
                                                       ----------   ------------
PACCAR, Inc.                                               29,647   $      2,526
Pall Corp.                                                 31,474            787
Parker-Hannifin Corp.                                      29,223          1,447
Pitney Bowes, Inc.                                         59,839          2,334
Power-One, Inc. (a)                                        17,400            206
R.R. Donnelley & Sons Co.                                  26,460            665
Raytheon Co.                                              101,514          3,255
Robert Half International, Inc. (a)                        43,214            961
Rockwell Automation, Inc.                                  43,920          1,196
Rockwell Collins, Inc.                                     44,819          1,212
Ryder Systems, Inc.                                        15,680            471
Southwest Airlines Co.                                    191,240          3,268
Textron, Inc.                                              34,275          1,542
Thomas & Betts Corp. (a)                                   13,042            223
Tyco International, Ltd.                                  502,148         10,334
Union Pacific Corp.                                        64,340          3,921
United Parcel Service, Inc. Class B                       282,400         17,723
United Technologies Corp.                                 117,757          9,450
W.W. Grainger, Inc.                                        22,809          1,137
Waste Management, Inc.                                    149,779          3,986
                                                                    ------------
                                                                         251,407
                                                                    ------------

INFORMATION TECHNOLOGY - 16.8%
ADC Telecommunications, Inc. (a)                          211,127            536
Adobe Systems, Inc.                                        56,671          2,201
Advanced Micro Devices, Inc. (a)                           87,384            987
Agilent Technologies, Inc. (a)                            119,827          2,914
Altera Corp. (a)                                           94,278          2,116
Analog Devices, Inc. (a)                                   90,661          3,717
Andrew Corp. (a)                                           41,127            509
Apple Computer, Inc. (a)                                   90,846          2,056
Applied Materials, Inc. (a)                               417,061          9,008
Applied Micro Circuits Corp. (a)                           67,542            392
Autodesk, Inc.                                             24,415            437
Automatic Data Processing, Inc.                           150,838          6,020
Avaya, Inc. (a)                                            89,315            933
BMC Software, Inc. (a)                                     54,836            805
Broadcom Corp. (a)                                         67,546          1,856
CIENA Corp. (a)                                           113,688            739
Cisco Systems, Inc. (a)                                 1,759,459         33,694
Citrix Systems, Inc. (a)                                   41,653            858
Computer Associates International, Inc.                   142,744          3,658
Computer Sciences Corp. (a)                                47,982          2,043
Compuware Corp. (a)                                        85,557            509
Comverse Technology, Inc. (a)                              45,438            749
Concord EFS, Inc. (a)                                     121,140          1,678
Convergys Corp. (a)                                        39,505            711
Corning, Inc. (a)                                         322,485          2,660
Dell Computer Corp. (a)                                   644,291         21,023
Electronic Arts, Inc. (a)                                  35,850          3,218
Electronic Data Systems Corp.                             121,786          2,659
EMC Corp. (a)                                             551,241          7,028
First Data Corp.                                          188,402          7,235
Fiserv, Inc. (a)                                           48,047          1,867
Gateway, Inc. (a)                                          72,665            419
Hewlett-Packard Co.                                       766,519         15,269
Intel Corp.                                             1,637,303         46,860
International Business Machines Corp.                     433,118   $     35,520
Intuit, Inc. (a)                                           52,351          2,373
Jabil Circuit, Inc. (a)                                    49,813          1,402
JDS Uniphase Corp. (a)                                    345,119          1,187
KLA Tencor Corp. (a)                                       46,864          2,782
Lexmark International Group, Inc. Class A (a)              32,602          2,186
Linear Technology Corp.                                    76,875          3,169
LSI Logic Corp. (a)                                        96,135          1,109
Lucent Technologies, Inc.                               1,060,672          2,026
Maxim Integrated Products, Inc.                            82,356          3,699
Mercury Interactive Corp. (a)                              21,548            946
Micron Technology, Inc. (a)                               155,632          2,235
Microsoft Corp.                                         2,689,304         71,320
Molex, Inc.                                                46,210          1,359
Motorola, Inc.                                            584,098          6,267
National Semiconductor Corp. (a)                           45,609          1,329
NCR Corp. (a)                                              21,792            632
Network Appliance, Inc. (a)                                82,567          1,850
Novell, Inc. (a)                                           81,042            408
Novellus Systems, Inc. (a)                                 36,169          1,445
NVIDIA Corp. (a)                                           36,951            671
Oracle Corp. (a)                                        1,316,238         16,821
Parametric Technology Corp. (a)                            59,341            198
Paychex, Inc.                                              92,427          3,327
PeopleSoft, Inc. (a)                                       89,023          1,611
PerkinElmer, Inc.                                          29,357            486
PMC-Sierra, Inc. (a)                                       44,724            638
QLogic Corp. (a)                                           22,845          1,120
QUALCOMM, Inc.                                            198,839          8,208
Sabre Holdings Corp. Class A                               33,324            754
Sanmina-SCI Corp. (a)                                     128,958          1,158
Scientific-Atlanta, Inc.                                   36,768          1,250
Siebel Systems, Inc. (a)                                  117,158          1,181
Solectron Corp. (a)                                       200,214          1,187
Sun Microsystems, Inc. (a)                                793,188          3,062
SunGard Data Systems, Inc. (a)                             70,850          1,998
Symantec Corp. (a)                                         36,300          2,085
Symbol Technologies, Inc.                                  55,585            753
Tektronix, Inc. (a)                                        21,029            497
Tellabs, Inc. (a)                                          99,475            650
Teradyne, Inc. (a)                                         44,592            795
Texas Instruments, Inc.                                   434,903         10,372
Thermo Electron Corp. (a)                                  39,029            889
Unisys Corp. (a)                                           85,779          1,113
VERITAS Software Corp. (a)                                102,583          3,537
Waters Corp. (a)                                           29,757            908
Xerox Corp. (a)                                           188,542          2,032
Xilinx, Inc. (a)                                           82,704          2,551
Yahoo!, Inc. (a)                                          152,493          5,093
                                                                    ------------
                                                                         405,553
                                                                    ------------

MATERIALS - 2.8%
Air Products & Chemicals, Inc.                             55,889          2,645
Alcoa, Inc.                                               213,246          6,090
Allegheny Technologies, Inc.                               17,729            132
Ball Corp.                                                 13,385            707
Bemis Co., Inc.                                            13,464            610

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                                        (000)
                                                         SHARES          $
                                                       ----------   ------------
Boise Cascade Corp.                                        16,419   $        447
Dow Chemical Co.                                          230,499          7,959
E.I. Du Pont de Nemours & Co.                             250,339         11,200
Eastman Chemical Co.                                       20,062            718
Ecolab, Inc.                                               63,726          1,644
Engelhard Corp.                                            29,430            826
Freeport-McMoRan Copper & Gold, Inc. Class B               35,114          1,053
Georgia-Pacific Group                                      62,740          1,454
Great Lakes Chemical Corp.                                 10,803            229
Hercules, Inc. (a)                                         24,298            272
International Flavors & Fragrances, Inc.                   21,504            677
International Paper Co.                                   121,056          4,909
Louisiana Pacific Corp. (a)                                23,459            309
MeadWestvaco Corp.                                         49,588          1,257
Monsanto Co.                                               65,346          1,680
Newmont Mining Corp.                                      101,942          4,002
Nucor Corp.                                                20,202          1,039
Pactiv Corp. (a)                                           40,964            823
Phelps Dodge Corp. (a)                                     23,005          1,104
PPG Industries, Inc.                                       43,290          2,377
Praxair, Inc.                                              40,010          2,553
Rohm & Haas Co.                                            53,796          1,954
Sealed Air Corp. (a)                                       21,136          1,028
Sigma Aldrich Corp.                                        17,193            941
Temple-Inland, Inc.                                        14,314            713
United States Steel Corp.                                  22,902            422
Vulcan Materials Co.                                       23,996            994
Weyerhaeuser Co.                                           53,824          3,203
Worthington Industries, Inc.                               19,229            290
                                                                    ------------
                                                                          66,261
                                                                    ------------

TELECOMMUNICATION SERVICES - 3.4%
ALLTEL Corp.                                               78,898          3,614
AT&T Corp.                                                198,947          4,436
AT&T Wireless Services, Inc. (a)                          684,538          5,901
BellSouth Corp.                                           464,128         11,696
CenturyTel, Inc.                                           36,608          1,272
Citizens Communications Co. (a)                            68,377            779
Nextel Communications, Inc. Class A (a)                   259,936          5,012
Qwest Communications International, Inc. (a)              434,922          1,935
SBC Communications, Inc.                                  833,704         18,750
Sprint Corp. (Fon Group)                                  228,284          3,372
Sprint Corp. (PCS Group) (a)                              246,178          1,278
Verizon Communications, Inc.                              689,798         24,364
                                                                    ------------
                                                                          82,409
                                                                    ------------

UTILITIES - 2.7%
AES Corp. (a)                                             147,814            958
Allegheny Energy, Inc.                                     28,099            260
Ameren Corp.                                               41,442          1,761
American Electric Power Co., Inc.                         100,554          2,847
Calpine Corp. (a)                                          91,952            519
CenterPoint Energy, Inc.                                   77,193            655
Cinergy Corp.                                              42,458          1,453
CMS Energy Corp.                                           29,705            198
Consolidated Edison, Inc.                                  57,022   $      2,254
Constellation Energy Group, Inc.                           41,003          1,492
Dominion Resources, Inc.                                   78,587          4,761
DTE Energy Co.                                             41,046          1,433
Duke Energy Corp.                                         228,277          3,899
Dynegy, Inc. Class A                                       82,030            253
Edison International (a)                                   80,762          1,523
El Paso Corp.                                             153,494          1,127
Entergy Corp.                                              55,443          2,908
Exelon Corp.                                               81,989          4,829
FirstEnergy Corp.                                          73,912          2,163
FPL Group, Inc.                                            46,589          2,882
KeySpan Corp.                                              38,606          1,303
Kinder Morgan, Inc.                                        29,838          1,589
NICOR, Inc.                                                10,113            344
NiSource, Inc.                                             65,367          1,264
Peoples Energy Corp.                                        9,331            375
PG&E Corp. (a)                                            100,623          2,231
Pinnacle West Capital Corp.                                21,081            723
PPL Corp.                                                  40,668          1,613
Progress Energy, Inc.                                      61,408          2,486
Public Service Enterprise Group, Inc.                      57,622          2,440
Sempra Energy                                              50,589          1,505
Southern Co.                                              182,358          5,175
TECO Energy, Inc.                                          41,176            487
TXU Corp.                                                  79,648          1,752
Williams Cos., Inc.                                       124,937          1,141
Xcel Energy, Inc.                                          99,897          1,464
                                                                    ------------
                                                                          64,067
                                                                    ------------

TOTAL COMMON STOCKS
(cost $2,221,166,137)                                                  2,328,754
                                                                    ------------

See notes to financial statements.

                                                                       MARKET
                                                          PAR           VALUE
                                                         AMOUNT         (000)
                                                         (000)           $
                                                       ----------   ------------
GOVERENT AND AGENCY SECURITIES - 0.2%
United States Treasury Bills
  0.90% due 09/11/03 (b)(c)                             $   5,910   $      5,909
                                                                    ------------
TOTAL GOVERNMENT AND AGENCY SECURITIES
(cost $5,908,670)                                                          5,909
                                                                    ------------

                                                         SHARES
                                                       ----------
SHORT TERM INVESTMENTS - 5.6%
AIM Short Term Investment Prime Portfolio                  69,520         69,520
Federated Money Market Obligations Trust                    1,909          1,909
State Street Navigator Securities Lending
  Prime Portfolio (d)                                      63,831         63,831
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
(cost $135,259,930)                                                      135,260
                                                                    ------------
TOTAL INVESTMENTS - 102.5%
(identified cost $2,362,334,737)                                       2,469,923
                                                                    ------------

OTHER ASSETS AND LIABILITIES NET - (2.5%)                                (59,801)
                                                                    ------------

NET ASSETS - 100%                                                   $  2,410,122
                                                                    ============

(a)  Non-income producing security.
(b) Held as collateral in connection with futures contracts purchased by the Portfolio.
(c)  Rate represents annualized yield at date of purchase.
(d) Security represents investment made with cash collateral received from securities loaned.

                                                         NUMBER      UNREALIZED
                                                           OF       APPRECIATION
                                                        CONTRACTS      (000)
                                                        ---------   ------------
SCHEDULE OF FUTURES CONTRACTS
S&P 500 Financial Futures Contracts (long)
  Expiration date 09/2003                                     319   $        851
                                                                    ------------

Total unrealized appreciation on open futures
  contracts purchased                                               $        851
                                                                    ============

See notes to financial statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2003 (Unaudited)
(Amounts in thousands)

ASSETS
Unaffiliated Investments at market (identified cost
  $2,295,667) - including $62,073 of Securities Loaned           $     2,402,390
Affiliated investments at market value (identified
  cost $66,668)                                                           67,533
Receivables:
      Dividends and interest                                               3,691
      Daily variation margin on futures contracts                            518
                                                                 ---------------
TOTAL ASSETS                                                           2,474,132
                                                                 ---------------

LIABILITIES
Payables:
      Due upon return of securities loaned                                63,831
      Management fees (Note 4)                                               179
                                                                 ---------------
TOTAL LIABILITIES                                                         64,010
                                                                 ---------------

NET ASSETS                                                       $     2,410,122
                                                                 ===============

COMPOSITION OF NET ASSETS
Paid-in capital                                                  $     2,301,683
Net unrealized appreciation on investments and futures
  contracts                                                              108,439
                                                                 ---------------
NET ASSETS                                                       $     2,410,122
                                                                 ===============

  See accompanying notes which are an integral part of the financial statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

                                                        PORTFOLIO OF INVESTMENTS
                                                               December 31, 2002

                                                                       MARKET
                                                                        VALUE
                                                                        (000)
                                                         SHARES           $
                                                       ----------   ------------
COMMON STOCKS - 96.7%
CONSUMER DISCRETIONARY - 13.0%
AOL Time Warner, Inc.                                   1,060,647         13,895
American Greetings Corp. Class A                           14,614            231
AutoZone, Inc. (a)                                         23,587          1,666
Bed Bath & Beyond, Inc. (a)                                70,614          2,440
Best Buy Co. (a)                                           78,221          1,889
Big Lots, Inc. (a)                                         25,838            342
Black & Decker Corp.                                       18,533            795
Brunswick Corp.                                            21,829            434
Carnival Corp.                                            141,219          3,523
Centex Corp.                                               14,188            712
Circuit City Stores-Circuit City Group                     47,539            353
Clear Channel Communications, Inc. (a)                    146,965          5,480
Comcast Corp.                                             551,367         12,996
Cooper Tire & Rubber Co.                                   16,637            255
Costco Wholesale Corp. (a)                                109,651          3,079
Dana Corp.                                                 33,849            398
Darden Restaurants, Inc.                                   40,610            831
Delphi Corp.                                              132,367          1,066
Dillard's, Inc. Class A                                    19,553            310
Disney, (Walt) Co.                                        489,373          7,982
Dollar General Corp.                                       82,815            990
Dow Jones & Co., Inc.                                      19,726            853
Eastman Kodak Co.                                          70,637          2,475
eBay, Inc. (a)                                             73,480          4,983
Family Dollar Stores, Inc.                                 40,268          1,257
Federated Department Stores, Inc. (a)                      45,276          1,302
Ford Motor Co.                                            430,355          4,002
Fortune Brands, Inc.                                       35,966          1,673
Gannett Co., Inc.                                          64,138          4,605
Gap, Inc.                                                 210,230          3,263
General Motors Corp.                                      134,873          4,971
Genuine Parts Co.                                          40,493          1,247
Goodyear Tire & Rubber Co.                                 38,042            259
Harley-Davidson, Inc.                                      72,838          3,365
Harrah's Entertainment, Inc. (a)                           25,733          1,019
Hasbro, Inc.                                               39,387            455
Hilton Hotels Corp.                                        88,743          1,128
Home Depot, Inc.                                          551,457         13,213
International Game Technology (a)                          20,988          1,593
Interpublic Group Cos., Inc.                               88,577          1,247
Johnson Controls, Inc.                                     21,598          1,732
Jones Apparel Group, Inc. (a)                              29,679          1,052
KB HOME                                                    11,831            507
Knight-Ridder, Inc.                                        20,591          1,302
Kohl's Corp. (a)                                           80,910          4,527
Leggett & Platt, Inc.                                      46,854          1,051
Limited Brands                                            126,378          1,760
Liz Claiborne, Inc.                                        26,941            799
Lowe's Cos., Inc.                                         186,623          6,998
Marriot International, Inc. Class A                        55,339          1,819
Mattel, Inc.                                              102,045          1,954
May Department Stores Co.                                  70,167          1,612
Maytag Corp.                                               17,429            497
McDonald's Corp.                                          299,453          4,815
McGraw-Hill, Inc.                                          46,913          2,835
Meredith Corp.                                             11,347            467
New York Times Co. Class A                                 36,845          1,685
Newell Rubbermaid, Inc.                                    64,821          1,966
NIKE, Inc. Class B                                         64,413          2,865
Nordstrom, Inc.                                            30,638            581
Office Depot, Inc. (a)                                     71,370          1,053
Omnicom Group, Inc.                                        45,317          2,928
JC Penney & Co., Inc.                                      63,988          1,472
Pulte Homes, Inc.                                          14,918            714
Radioshack Corp.                                           39,653            743
Reebok International, Ltd. (a)                             13,271            390
Sears Roebuck & Co.                                        76,654          1,836
Sherwin-Williams Co.                                       35,570          1,005
Snap-On, Inc.                                              13,148            370
Stanley Works                                              19,532            675
Staples, Inc. (a)                                         113,550          2,075
Starbucks Corp. (a)                                        94,026          1,917
Starwood Hotels & Resorts Worldwide, Inc. Class B          45,912          1,090
TJX Cos., Inc.                                            126,713          2,473
TMP Worldwide, Inc. (a)                                    26,692            302
Target Corp.                                              217,757          6,533
Tiffany & Co.                                              33,368            798
Toys "R" Us, Inc. (a)                                      47,969            480
Tribune Co.                                                72,855          3,312
Tupperware Corp.                                           13,236            200
Univision Communications, Inc. Class A (a)                 55,718          1,365
V.F. Corp.                                                 25,488            919
Viacom, Inc. Class B (a)                                  419,589         17,103
Visteon Corp.                                              29,953            209
Wal-Mart Stores, Inc.                                   1,048,928         52,981
Wendy's International, Inc.                                27,167            735
Whirlpool Corp.                                            15,366            802
Yum! Brands, Inc. (a)                                      69,622          1,686
                                                                    ------------
                                                                         259,567
                                                                    ------------

CONSUMER STAPLES - 9.2%
Alberto Culver Co. Class B                                 13,839            697
Albertson's, Inc.                                          88,413          1,968
Anheuser-Busch Cos., Inc.                                 202,767          9,814
Archer-Daniels-Midland Co.                                157,967          1,959
Avon Products, Inc.                                        57,074          3,075
Brown-Forman Corp. Class B                                 16,341          1,068
CVS Corp.                                                  94,892          2,369
Campbell Soup Co.                                          98,283          2,307
Clorox Co.                                                 51,410          2,121
Coca-Cola Co.                                             590,635         25,882
Coca-Cola Enterprises, Inc.                               105,000          2,281
Colgate-Palmolive Co.                                     127,235          6,671
ConAgra Foods, Inc.                                       129,546          3,240
Coors, (Adolph) Co. Class B                                 8,544            523
General Mills, Inc.                                        88,564          4,158
Gillette Co.                                              249,644          7,579
H.J. Heinz Co.                                             84,820          2,788
Hershey Foods Corp.                                        32,004          2,158

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                                        (000)
                                                         SHARES           $
                                                       ----------   ------------
Kellogg Co.                                                98,929          3,390
Kimberly-Clark Corp.                                      121,464          5,766
Kroger Co. (a)                                            181,422          2,803
Pepsi Bottling Group, Inc.                                 69,253          1,780
PepsiCo, Inc.                                             409,810         17,302
Philip Morris Cos., Inc.                                  491,064         19,903
Procter & Gamble Co.                                      309,211         26,574
R.J. Reynolds Tobacco Holdings, Inc.                       21,140            890
Safeway, Inc. (a)                                         105,593          2,467
Sara Lee Corp.                                            183,717          4,135
SuperValu, Inc.                                            29,960            495
SYSCO Corp.                                               154,881          4,614
UST Corp.                                                  41,447          1,385
Walgreen Co.                                              245,810          7,175
Winn-Dixie Stores, Inc.                                    32,110            491
Wrigley Wm., Jr. Co.                                       54,416          2,986
                                                                    ------------
                                                                         182,814
                                                                    ------------

ENERGY - 5.8%
Amerada Hess Corp.                                         20,602          1,134
Anadarko Petroleum Corp.                                   59,954          2,872
Apache Corp.                                               34,429          1,962
Ashland, Inc.                                              15,780            450
BJ Services Co. (a)                                        36,555          1,181
Baker Hughes, Inc.                                         81,580          2,626
Burlington Resources, Inc.                                 47,428          2,023
ChevronTexaco Corp.                                       253,947         16,882
ConocoPhillips                                            162,241          7,851
Devon Energy Corp.                                         36,761          1,687
EOG Resources, Inc.                                        27,784          1,109
ExxonMobil Corp.                                        1,599,102         55,873
Halliburton Co.                                           105,986          1,983
Kerr-McGee Corp.                                           24,036          1,065
Marathon Oil Corp.                                         72,734          1,549
Nabors Industries, Ltd. (a)                                33,515          1,182
Noble Corp.                                                32,123          1,129
Occidental Petroleum Corp.                                 90,823          2,584
Rowan Cos., Inc.                                           21,539            489
Schlumberger, Ltd.                                        138,707          5,838
Sunoco, Inc.                                               17,128            568
Transocean, Inc.                                           77,495          1,798
Unocal Corp.                                               60,888          1,862
                                                                    ------------
                                                                         115,697
                                                                    ------------

FINANCIALS - 19.8%
ACE, Ltd.                                                  63,555          1,865
AFLAC, Inc.                                               124,616          3,753
Allstate Corp.                                            167,107          6,181
Ambac Financial Group, Inc.                                25,347          1,425
American Express Co.                                      311,473         11,011
American International Group, Inc.                        621,483         35,953
AmSouth Bancorp                                            83,419          1,602
AON Corp.                                                  73,023          1,379
BB&T Corp.                                                112,818          4,173
Bank of America Corp.                                     355,378         24,724
Bank of New York Co., Inc.                                174,779          4,188
Bank One Corp.                                            278,562         10,181
Bear Stearns Cos., Inc.                                    22,199          1,319
Capital One Financial Corp.                                53,715          1,596
Charles Schwab Corp.                                      315,993          3,428
Charter One Financial, Inc.                                55,917          1,606
Chubb Corp.                                                41,639          2,174
Cincinnati Financial Corp.                                 37,667          1,417
Citigroup, Inc.                                         1,220,371         42,945
Comerica, Inc.                                             41,032          1,774
Countrywide Credit Industries, Inc.                        29,672          1,533
Equity Office Properties Trust                             96,341          2,407
Equity Residential                                         67,007          1,647
Fannie Mae                                                236,529         15,216
Federal Home Loan Mortgage Corp.                          165,146          9,752
Fifth Third Bancorp                                       137,600          8,066
First Tennessee National Corp.                             29,117          1,046
FleetBoston Financial Corp.                               248,085          6,028
Franklin Resources, Inc.                                   61,144          2,084
Golden West Financial Corp.                                36,011          2,586
Goldman Sachs Group, Inc.                                 113,000          7,695
Hartford Financial Services Group, Inc.                    59,788          2,716
Household International, Inc.                             109,959          3,058
Huntington Bancshares, Inc.                                57,254          1,069
J.P. Morgan Chase & Co.                                   473,514         11,364
Jefferson-Pilot Corp.                                      34,860          1,328
John Hancock Financial Services, Inc.                      69,478          1,938
KeyCorp                                                   103,209          2,595
Lehman Brothers Holdings, Inc.                             55,718          2,969
Lincoln National Corp.                                     42,931          1,356
Loews Corp.                                                45,214          2,010
MBIA, Inc.                                                 35,258          1,546
MBNA Corp.                                                306,602          5,832
MGIC Investment Corp.                                      24,362          1,006
Marsh & McLennan Cos., Inc.                               128,736          5,949
Marshall & Ilsley Corp.                                    48,792          1,336
Mellon Financial Corp.                                    101,023          2,638
Merrill Lynch & Co., Inc.                                 204,527          7,762
MetLife, Inc.                                             165,807          4,483
Moody's Corp.                                              36,465          1,506
Morgan Stanley                                            257,243         10,269
National City Corp.                                       147,091          4,018
North Fork Bancorp, Inc.                                   38,590          1,302
Northern Trust Corp.                                       53,740          1,874
PNC Financial Services Group, Inc.                         68,347          2,864
Plum Creek Timber Co., Inc.                                42,580          1,005
Principal Financial Group, Inc.                            78,850          2,376
Progressive Corp.                                          52,547          2,608
Providian Financial Corp.                                  65,173            423
Prudential Financial, Inc. (a)                            133,400          4,234
Regions Financial Corp.                                    53,789          1,794
SLM Corp.                                                  36,114          3,751
SAFECO Corp.                                               31,464          1,086
St. Paul Cos., Inc.                                        53,128          1,809
Simon Property Group, Inc.                                 45,163          1,539
SouthTrust Corp.                                           83,979          2,082
State Street Corp.                                         78,125          3,047

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                                        (000)
                                                         SHARES           $
                                                       ----------   ------------
Janus Capital Group                                        51,619            675
SunTrust Banks, Inc.                                       66,772          3,801
Synovus Financial Corp.                                    72,104          1,399
T. Rowe Price Group, Inc.                                  27,990            763
Torchmark Corp.                                            27,976          1,022
Travelers Property Casualty Corp. Class B (a)             241,056          3,531
U.S. Bancorp                                              454,361          9,642
Union Planters Corp.                                       46,644          1,313
UnumProvident Corp.                                        56,535            992
Wachovia Corp.                                            322,426         11,749
Washington Mutual, Inc.                                   224,013          7,735
Wells Fargo Co.                                           401,511         18,819
XL Capital, Ltd. Class A                                   32,732          2,529
Zions Bancorp                                              21,019            824
                                                                    ------------
                                                                         394,090
                                                                    ------------

HEALTH CARE - 14.4%
Abbott Laboratories                                       371,367         14,855
Aetna, Inc.                                                36,632          1,506
Allergan, Inc.                                             30,391          1,751
AmerisourceBergen Corp.                                    25,716          1,397
Amgen, Inc. (a)                                           305,275         14,760
Anthem, Inc. (a)                                           33,800          2,126
Applera Corp. - Applied Biosystems Group                   53,167            933
Bard (C.R.), Inc.                                          12,597            731
Bausch & Lomb, Inc.                                        12,125            437
Baxter International, Inc.                                139,726          3,912
Becton, Dickinson & Co.                                    62,229          1,910
Biogen, Inc. (a)                                           35,594          1,426
Biomet, Inc.                                               63,841          1,829
Boston Scientific Corp. (a)                                97,848          4,161
Bristol-Myers Squibb Co.                                  459,917         10,647
CIGNA Corp.                                                32,389          1,332
Cardinal Health, Inc.                                     104,566          6,189
Chiron Corp. (a)                                           45,844          1,722
Forest Laboratories, Inc. (a)                              43,253          4,248
Genzyme Corp. (a)                                          51,305          1,517
Guidant Corp. (a)                                          73,964          2,282
HCA, Inc.                                                 121,159          5,028
HEALTHSOUTH Corp. (a)                                      92,826            390
Health Management Associates, Inc. Class A (a)             56,498          1,011
Humana, Inc. (a)                                           38,825            388
IMS Health, Inc.                                           66,402          1,063
Johnson & Johnson                                         705,746         37,906
King Pharmaceuticals, Inc. (a)                             57,632            991
Lilly (Eli) & Co.                                         267,097         16,961
Manor Care, Inc. (a)                                       23,551            438
McKesson Corp.                                             70,231          1,898
MedImmune, Inc. (a)                                        60,865          1,651
Medtronic, Inc.                                           291,502         13,293
Merck & Co., Inc.                                         533,303         30,190
Millipore Corp.                                            10,628            361
Pfizer, Inc.                                            1,464,241         44,762
Pharmacia Corp.                                           306,481         12,811
Quest Diagnostics Incorporated                             23,100          1,314
Quintiles Transnational Corp. (a)                          26,618            322
St. Jude Medical, Inc. (a)                                 41,797          1,660
Schering-Plough Corp.                                     347,624          7,717
Stryker Corp.                                              47,704          3,202
Tenet Healthcare Corp. (a)                                117,709          1,930
UnitedHealth Group, Inc.                                   71,842          5,999
Watson Pharmaceuticals, Inc. (a)                           24,103            681
WellPoint Health Networks, Inc. (a)                        35,189          2,504
Wyeth                                                     314,731         11,771
Zimmer Holdings, Inc. (a)                                  45,720          1,898
                                                                    ------------
                                                                         287,811
                                                                    ------------

INDUSTRIALS - 11.2%
AMR Corp. (a)                                              35,155            232
Allied Waste Industries, Inc. (a)                          44,967            450
American Power Conversion Corp. (a)                        49,767            754
American Standard Cos., Inc. (a)                           16,707          1,189
Apollo Group, Inc. (a)                                     42,175          1,856
Automatic Data Processing, Inc.                           143,038          5,614
Avery Dennison Corp.                                       26,670          1,629
Boeing Co.                                                198,745          6,557
Burlington Northern Santa Fe Corp.                         92,150          2,397
CSX Corp.                                                  51,924          1,470
Caterpillar, Inc.                                          82,985          3,794
Cendant Corp. (a)                                         250,822          2,629
Cintas Corp.                                               41,282          1,887
Concord EFS, Inc. (a)                                     122,840          1,933
Convergys Corp. (a)                                        40,105            608
Cooper Industries, Ltd.                                    21,421            781
Crane Co.                                                  13,702            273
Cummins, Inc.                                               9,273            261
Danaher Corp.                                              36,213          2,379
Deere & Co.                                                57,641          2,643
Delta Air Lines, Inc.                                      28,193            341
Deluxe Corp.                                               15,320            645
Dover Corp.                                                48,513          1,415
Eaton Corp.                                                17,439          1,362
Emerson Electric Co.                                      101,335          5,153
Equifax, Inc.                                              32,869            761
FedEx Corp.                                                71,646          3,885
First Data Corp.                                          177,802          6,296
Fiserv, Inc. (a)                                           46,847          1,586
Fluor Corp.                                                18,106            507
General Dynamics Corp.                                     48,606          3,858
General Electric Co.                                    2,364,923         57,586
Goodrich Co.                                               23,555            432
Grainger W.W., Inc.                                        21,609          1,114
H&R Block, Inc.                                            44,010          1,769
Honeywell International, Inc.                             196,842          4,724
ITT Industries, Inc.                                       22,402          1,360
Illinois Tool Works, Inc.                                  73,664          4,778
Ingersoll-Rand Co. Class A                                 40,550          1,746
Lockheed Martin Corp.                                     109,271          6,310
Masco Corp.                                               119,774          2,521
McDermott International, Inc. (a)                          14,041             61
Navistar International Corp.                               13,580            330

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                                        (000)
                                                         SHARES           $
                                                       ----------   ------------
Norfolk Southern Corp.                                     94,161          1,882
Northrop Grumman Corp.                                     42,939          4,165
PACCAR, Inc.                                               28,347          1,311
Pall Corp.                                                 27,574            460
Parker-Hannifin Corp.                                      27,323          1,260
Paychex, Inc.                                              90,827          2,535
Pitney Bowes, Inc.                                         57,939          1,892
Power-One, Inc. (a)                                        17,700            100
R.R. Donnelley & Sons Co.                                  26,860            585
Raytheon Co.                                               97,014          2,983
Robert Half International, Inc. (a)                        40,014            645
Rockwell Automation, Inc.                                  44,520            922
Rockwell Collins, Inc.                                     41,819            973
Ryder Systems, Inc.                                        15,880            356
Sabre Holdings Corp. Class A (a)                           33,724            611
Southwest Airlines Co.                                    186,540          2,593
Textron, Inc.                                              32,275          1,387
Thomas & Betts Corp.                                       13,242            224
3M Co.                                                     92,642         11,423
Tyco International, Ltd.                                  473,148          8,081
Union Pacific Corp.                                        60,740          3,636
United Parcel Service, Inc. Class B                       265,400         16,741
United Technologies Corp.                                 111,757          6,922
Waste Management, Inc.                                    147,579          3,383
                                                                    ------------
                                                                         222,946
                                                                    ------------

INFORMATION TECHNOLOGY - 13.8%
ADC Telecommunications, Inc. (a)                          178,527            373
Adobe Systems, Inc.                                        58,371          1,448
Advanced Micro Devices, Inc. (a)                           78,584            508
Agilent Technologies, Inc. (a)                            111,227          1,998
Altera Corp. (a)                                           88,678          1,098
Analog Devices, Inc. (a)                                   88,261          2,107
Andrew Corp. (a)                                           22,527            232
Apple Computer, Inc. (a)                                   87,446          1,253
Applied Materials, Inc. (a)                               394,661          5,142
Applied Micro Circuits Corp. (a)                           68,642            259
Autodesk, Inc.                                             24,815            355
Avaya, Inc. (a)                                            81,615            200
BMC Software, Inc. (a)                                     55,636            952
Broadcom Corp. (a)                                         65,846            992
CIENA Corp. (a)                                           101,488            519
Cisco Systems, Inc. (a)                                 1,715,259         22,453
Citrix Systems, Inc. (a)                                   42,253            523
Computer Associates International, Inc.                   140,044          1,891
Computer Sciences Corp. (a)                                41,882          1,443
Compuware Corp. (a)                                        86,757            416
Comverse Technology, Inc. (a)                              42,438            425
Corning, Inc.                                             246,085            814
Dell Computer Corp. (a)                                   616,791         16,505
EMC Corp. (a)                                             532,041          3,267
Electronic Arts, Inc. (a)                                  33,350          1,660
Electronic Data Systems Corp.                             112,586          2,075
Gateway, Inc. (a)                                          73,765            232
Hewlett-Packard Co.                                       725,119         12,588
Intel Corp.                                             1,573,103         24,477
International Business Machines Corp.                     401,418         31,110
Intuit, Inc. (a)                                           47,951          2,250
JDS Uniphase Corp. (a)                                    310,119            760
Jabil Circuit, Inc. (a)                                    45,513            816
KLA Tencor Corp. (a)                                       45,864          1,619
LSI Logic Corp. (a)                                        85,535            493
Lexmark International Group, Inc. Class A (a)              30,602          1,851
Linear Technology Corp.                                    76,775          1,970
Lucent Technologies, Inc.                                 786,972            992
Maxim Integrated Products, Inc.                            77,956          2,574
Mercury Interactive Corp. (a)                              18,848            559
Microsoft Corp. (a)                                     1,270,702         65,708
Micron Technology, Inc. (a)                               147,832          1,440
Molex, Inc.                                                47,910          1,103
Motorola, Inc.                                            551,998          4,775
NCR Corp. (a)                                              22,092            524
National Semiconductor Corp. (a)                           41,109            617
Network Appliance, Inc. (a)                                76,767            768
Novell, Inc. (a)                                           82,242            269
Novellus Systems, Inc. (a)                                 33,469            940
NVIDIA Corp. (a)                                           37,451            431
Oracle Corp. (a)                                        1,270,238         13,719
PMC-Sierra, Inc. (a)                                       37,624            209
Parametric Technology Corp. (a)                            60,341            151
PeopleSoft, Inc. (a)                                       76,023          1,390
PerkinElmer, Inc.                                          29,757            245
QLogic Corp. (a)                                           21,145            728
QUALCOMM, Inc. (a)                                        184,139          6,690
Rational Software Corp. (a)                                44,545            463
Sanmina-SCI Corp. (a)                                     120,658            538
Scientific-Atlanta, Inc.                                   37,268            442
Siebel Systems, Inc. (a)                                  110,058            821
Solectron Corp. (a)                                       190,414            676
Sun Microsystems, Inc. (a)                                728,188          2,257
SunGard Data Systems, Inc. (a)                             68,750          1,620
Symbol Technologies, Inc.                                  51,685            425
Tektronix, Inc. (a)                                        21,329            388
Tellabs, Inc. (a)                                          93,275            674
Teradyne, Inc. (a)                                         41,992            546
Texas Instruments, Inc.                                   409,103          6,141
Thermo Electron Corp.                                      39,629            797
Unisys Corp. (a)                                           77,379            766
VERITAS Software Corp. (a)                                 99,683          1,557
Waters Corp. (a)                                           30,257            659
Xerox Corp.                                               173,342          1,395
Xilinx, Inc. (a)                                           79,804          1,638
Yahoo!, Inc. (a)                                          143,793          2,348
                                                                    ------------
                                                                         275,057
                                                                    ------------

MATERIALS - 2.7%
Air Products & Chemicals, Inc.                             54,389          2,325
Alcoa, Inc.                                               203,046          4,625
Allegheny Technologies, Inc.                               18,029            112
Ball Corp.                                                 13,585            695
Bemis Co., Inc.                                            12,064            599
Boise Cascade Corp.                                        12,619            318
Dow Chemical Co.                                          218,599          6,492
Du Pont (E.I.) de Nemours & Co.                           235,839         10,000

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                                        (000)
                                                         SHARES           $
                                                       ----------   ------------
Eastman Chemical Co.                                       17,662            649
Ecolab, Inc.                                               30,363          1,503
Engelhard Corp.                                            29,930            669
Freeport-McMoRan Copper & Gold, Inc. Class B (a)           32,914            552
Georgia-Pacific Group                                      52,940            856
Great Lakes Chemical Corp.                                 11,003            263
Hercules, Inc. (a)                                         24,598            216
International Flavors & Fragrances, Inc.                   21,904            769
International Paper Co.                                   115,856          4,051
Louisiana Pacific Corp.                                    23,759            191
MeadWestvaco Corp.                                         46,388          1,146
Monsanto Co.                                               61,746          1,189
Newmont Mining Corp.                                       96,142          2,791
Nucor Corp.                                                17,802            735
PPG Industries, Inc.                                       41,190          2,066
Pactiv Corp. (a)                                           36,364            795
Phelps Dodge Corp.                                         20,905            662
Praxair, Inc.                                              39,010          2,254
Rohm & Haas Co.                                            53,696          1,744
Sealed Air Corp. (a)                                       19,136            714
Sigma Aldrich Corp.                                        17,393            845
Temple-Inland, Inc.                                        11,914            534
United States Steel Corp.                                  23,202            304
Vulcan Materials Co.                                       23,196            870
Weyerhaeuser Co.                                           52,424          2,580
Worthington Industries, Inc.                               19,529            298
                                                                    ------------
                                                                          54,412
                                                                    ------------

TELECOMMUNICATION SERVICES - 4.1%
AT&T Corp.                                                184,147          4,808
AT&T Wireless Services, Inc. (a)                          650,238          3,674
Alltel Corp.                                               74,998          3,825
BellSouth Corp.                                           444,528         11,500
CenturyTel, Inc.                                           34,008            999
Citizens Communications Co. (a)                            65,077            686
Nextel Communications, Inc. Class A (a)                   230,036          2,618
Qwest Communications International, Inc.                  408,322          2,041
SBC Communications, Inc.                                  790,904         21,441
Sprint Corp. (Fon Group)                                  215,584          3,122
Sprint Corp. (PCS Group) (a)                              228,278          1,000
Verizon Communications, Inc.                              649,598         25,172
                                                                    ------------
                                                                          80,886
                                                                    ------------

UTILITIES - 2.7%
AES Corp. (a)                                             127,014            384
Allegheny Energy, Inc.                                     28,499            216
Ameren Corp.                                               33,942          1,411
American Electric Power Co., Inc.                          79,754          2,180
CMS Energy Corp.                                           30,105            284
Calpine Corp. (a)                                          85,552            279
CenterPoint Energy, Inc.                                   69,593            592
Cinergy Corp.                                              40,858          1,378
Consolidated Edison, Inc.                                  50,022          2,142
Constellation Energy Group, Inc.                           39,403          1,096
DTE Energy Co.                                             39,346          1,826
Dominion Resources, Inc.                                   73,287          4,024
Duke Energy Corp.                                         213,477          4,171
Dynegy, Inc. Class A                                       83,430             98
Edison International                                       74,962            888
El Paso Corp.                                             138,194            962
Entergy Corp.                                              51,943          2,368
Exelon Corp.                                               77,589          4,094
FPL Group, Inc.                                            43,989          2,645
FirstEnergy Corp.                                          72,012          2,374
KeySpan Corp.                                              33,906          1,195
Kinder Morgan, Inc.                                        28,138          1,189
Mirant Corp. (a)                                           96,488            182
NICOR, Inc.                                                10,313            351
NiSource, Inc.                                             58,367          1,167
PG&E Corp. (a)                                             90,923          1,264
PPL Corp.                                                  37,468          1,299
Peoples Energy Corp.                                        7,731            299
Pinnacle West Capital Corp.                                19,381            661
Progress Energy, Inc.                                      56,508          2,450
Public Service Enterprise Group, Inc.                      51,622          1,657
Sempra Energy                                              47,189          1,116
Southern Co.                                              170,258          4,834
TECO Energy, Inc.                                          41,776            646
TXU Corp.                                                  76,948          1,437
Williams Cos., Inc.                                       120,437            325
Xcel Energy, Inc.                                          94,797          1,043
                                                                    ------------
                                                                          54,527
                                                                    ------------

TOTAL COMMON STOCKS
(cost $2,198,489,141)                                                  1,927,807
                                                                    ------------

See notes to financial statements.

                                                                       MARKET
                                                          PAR           VALUE
                                                         AMOUNT         (000)
                                                         (000)            $
                                                       ----------   ------------
GOVERNMENT SECURITY - 0.2%
United States Treasury Bill 1.18%,
  due 3/13/03 (b)(c)                                    $   4,285          4,275
                                                                    ------------
TOTAL GOVERNMENT SECURITY
(cost $4,275,028)                                                          4,275
                                                                    ------------

                                                         SHARES
                                                       ----------
SHORT TERM INVESTMENTS - 4.6%
AIM Short Term Investment Prime Portfolio                  48,229         48,229
Federated Money Market Obligations Trust                       10             10
State Street Navigator Securities Lending Prime
  Portfolio (d)                                            42,680         42,680
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
(cost $90,919,246)                                                        90,919
                                                                    ------------
TOTAL INVESTMENTS - 101.5%
(cost $2,293,683,415)                                                  2,023,001
                                                                    ------------

OTHER ASSETS AND LIABILITIES NET - (1.5)%                                (30,453)
                                                                    ------------

NET ASSETS - 100%                                                   $  1,992,548
                                                                    ============

(a)  Non-income producing security.
(b) Held as collateral in connection with futures contracts purchased by the Portfolio.
(c)  Rate represents annualized yield at date of purchase.
(d) Security represents investment made with cash collateral received from securities loaned.

                                                        NUMBER       UNREALIZED
                                                          OF        DEPRECIATION
                                                       CONTRACTS       (000)
                                                      -----------   ------------
SCHEDULE OF FUTURES CONTRACTS
S&P 500 Financial Futures Contracts (long)
  Expiration date 03/2003                                     278   $        816
                                                                    ------------
Total unrealized depreciation on open futures
  contracts purchased                                               $        816
                                                                    ============

See notes to financial statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(Amounts in thousands)                                         December 31, 2002

ASSETS
Investments at market (identified cost $2,293,683) -
  including $39,976 of securities loaned (Note 2)                                  $  2,023,001
Receivables:
  Investment sold                                                       $  9,096
  Dividends and interest                                                   3,112
  Daily variation margin on futures contracts                                 97
                                                                        --------
    Total assets                                                                      2,035,306

LIABILITIES
Payables:
  Due upon return of securities loaned                                    42,680
  Management fees (Note 4)                                                    78
                                                                        --------
    Total liabilities                                                                    42,758
                                                                                   ------------

NET ASSETS                                                                         $  1,992,548
                                                                                   ============

COMPOSITION OF NET ASSETS
Paid-in capital                                                                    $  2,264,046
Net unrealized depreciation on investments and futures contracts                       (271,498)
                                                                                   ------------

NET ASSETS                                                                         $  1,992,548
                                                                                   ============

See notes to financial statements.

STATEMENT OF OPERATIONS
(Amounts in thousands)                      For the Year Ended December 31, 2002

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $112)                                $     34,834
  Interest                                                                                  951
  Security lending income                                                                   174
                                                                                   ------------
    Total Investment Income                                                              35,959

EXPENSES
Management fees (Note 4)                                              $    1,003
                                                                      ----------
  Total Expenses                                                                          1,003
                                                                                   ------------

NET INVESTMENT INCOME                                                                    34,956
                                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments                                                           (139,590)
  Withdrawals in-kind                                                     79,545
  Futures contracts                                                      (10,383)
                                                                      ----------
                                                                                        (70,428)

Net change in unrealized depreciation on:
  Investments                                                           (530,173)*
  Futures contracts                                                       (2,040)
                                                                      ----------
                                                                                       (532,213)
                                                                                   ------------
Net realized and unrealized loss                                                       (602,641)
                                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $   (567,685)
                                                                                   ============

----------
*    Excludes unrealized depreciation of $4,210 on contributed securities.

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(Amounts in thousands)

                                                                                        FOR THE YEAR         FOR THE YEAR
                                                                                           ENDED                ENDED
                                                                                     DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                                     -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income                                                                $     34,956         $     37,168
  Net realized loss on investments, futures contracts, and withdrawals in-kind              (70,428)            (143,731)
  Net change in unrealized depreciation                                                    (532,213)            (262,328)
                                                                                       ------------         ------------

    Net decrease in net assets resulting from operations                                   (567,685)            (368,891)
                                                                                       ------------         ------------
CAPITAL TRANSACTIONS*
  Proceeds from contributions                                                               557,561              555,412
  Contributions in-kind                                                                      41,343              165,310
  Fair value of withdrawals                                                                (520,988)            (575,064)
  Withdrawals in-kind                                                                      (209,981)             (41,740)
                                                                                       ------------         ------------

    Net increase (decrease) in net assets from capital transactions                        (132,065)             103,918
                                                                                       ------------         ------------
TOTAL NET DECREASE IN NET ASSETS                                                           (699,750)            (264,973)

NET ASSETS
  Beginning of year                                                                       2,692,298            2,957,271
                                                                                       ------------         ------------
  End of year                                                                          $  1,992,548         $  2,692,298
                                                                                       ============         ============

----------
* Prior year capital transactions did not separate cash contributions from in-kind transactions. For the year ended December 31, 2001, proceeds from contributions and fair value of withdrawals were $720,722 and $(616,804), respectively.

See notes to financial statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

                                                               YEAR               YEAR             PERIOD
                                                               ENDED              ENDED             ENDED
                                                             12/31/02            12/31/01         12/31/00*
                                                          --------------     --------------     --------------
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (in thousands)                $    1,992,548     $    2,692,298     $    2,957,271
  Ratios to average net assets:
    Operating expenses                                             0.045%             0.045%             0.045%+
    Net investment income                                           1.57%              1.34%              1.14%+
  Portfolio turnover rate**                                           13%                14%                18%++
  Total return(a)                                                 (22.16%)           (11.94%)            (2.41%)++

----------
*    The Portfolio commenced operations on March 1, 2000.
**   The Portfolio turnover rate excludes in-kind security transactions.
+    Annualized.
++   Not Annualized.
(a) Results represent past performance and are not indicative of future results.

See notes to financial statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

                                                   NOTES TO FINANCIAL STATEMENTS

                                                               December 31, 2002

1.   ORGANIZATION
     The State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At December 31, 2002, only State Street MSCI(R) EAFE(R) Index Portfolio and the State Street Equity 500 Index Portfolio had commenced operations. The Declaration of the Trust permits the Board of Trustees to issue an unlimited number of non-transferable beneficial interests.

     The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P 500 Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

     SECURITY VALUATION: The Portfolio's investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

     All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner's daily ownership percentage.

     FEDERAL INCOME TAXES: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

     FUTURES: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500 Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

     The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

     SECURITIES LENDING: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the year ended December 31, 2002, the earned income for the Portfolio and State Street was $173,648 and $57,883, respectively.

     The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2002, the value of the securities loaned amounted to $39,975,743. The loans were collateralized with cash of $42,680,335, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio, an affiliated investment company.

3.   SECURITIES TRANSACTIONS
     For the year ended December 31, 2002, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind contributions and withdrawals, aggregated to $349,578,053 and $284,263,675, respectivily. The aggregrate value of in-kind contributions and withdrawals were $41,342,685 and $209,980,527, respectively.

     At December 31, 2002, the cost of investments on a tax basis was $2,413,235,668. The aggregate gross unrealized appreciation and gross unrealized depreciation was $201,034,221 and $591,268,630, respectively, for all securities as computed on a federal income tax basis. The differences between book and tax cost amounts are primarily due to wash sales loss deferrals.

4.   RELATED PARTY FEES AND TRANSACTIONS
     The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal and audit expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

     Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA. Investments made with cash collateral received from securities loaned were used to purchase shares of the State Street Navigator Securities Lending Prime Portfolio, which is offered by State Street and advised by SSgA. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500 Index. The market value of each of these investments at December 31, 2002 is listed in the Portfolio of Investments.

     During the year, the Portfolio had investment transactions executed through State Street Global Markets LLC. For the year ended December 31, 2002, the Portfolio paid brokerage commissions to State Street Global Markets LLC, of $218,481.

                      STATE STREET MASTER FUNDS (UNAUDITED)

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                         POSITION(S)  TERM OF OFFICE                                       FUND COMPLEX
                         HELD WITH    AND LENGTH OF     PRINCIPAL OCCUPATION               OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE   FUND         TIME SERVED       DURING PAST FIVE YEARS             TRUSTEE        HELD BY TRUSTEE
----------------------   -----------  --------------    ----------------------             -------------  -------------------
NON-INTERESTED TRUSTEES

Michael F. Holland       Trustee and  Term: Indefinite  Chairman, Holland & Company        14             Trustee, State Street
Age: 58                  Chairman of  Elected: 7/99     L.L.C. (investment adviser), 1995                 Institutional Investment
375 Park Avenue          the Board                      to present                                        Trust; Director of the
New York, NY 10152                                                                                        Holland Series Fund, Inc.;
                                                                                                          and Director, The China
                                                                                                          Fund, Inc.

William L. Boyan         Trustee      Term: Indefinite  Trustee of Old Mutual South        14             Trustee, State Street
Age: 66                               Elected: 7/99     Africa Master Trust 1997 to                       Institutional Investment
86 A Beacon Street                                      present (investments); Chairman,                  Trust; and Trustee, Old
Boston, MA 02108                                        Children's Hospital 1984 to                       Mutual South Africa Master
                                                        current; Director Boston Plan for                 Trust
                                                        Excellence, 1994 to current
                                                        (non-profit); President and Chief
                                                        Operations Officer, John Hancock
                                                        Mutual Life Insurance Company,
                                                        1959 to 1999. Mr. Boyan retired
                                                        in 1999.

Rina K. Spence           Trustee      Term: Indefinite  President of SpenceCare            14             Trustee, State Street
Age: 54                               Elected: 7/99     International LLC 1998 to                         Institutional Investment
7 Acacia Street                                         present; Member of the Advisory                   Trust; Director of
Cambridge, MA 02138                                     Board, Ingenium Corp., 2001 to                    Berkshire Life Insurance
                                                        present (technology company);                     Company of America; and
                                                        Chief Executive Officer                           Director, IEmily.com
                                                        IEmily.com, 2000 to 2001                          (internet company)
                                                        (internet company); Chief
                                                        Executive Officer of Consensus
                                                        Pharmaceutical, Inc., 1998 to
                                                        1999; Founder, President, and
                                                        Chief Executive Officer of Spence
                                                        Center for Woman's Health, 1994
                                                        to 1998; and Trustee, Eastern
                                                        Enterprise, 1988 to 2000
                                                        (utilities).

Douglas T. Williams      Trustee      Term: Indefinite  Executive Vice President of Chase  14             Trustee, State Street
Age: 62                               Elected: 7/99     Manhattan Bank, 1987 to 1999.                     Institutional Investment
P.O. Box 5049                                           Mr. Williams retired in 1999.                     Trust
Boston, MA 02206

OFFICERS:

Kathleen C. Cuocolo      President    Term: Indefinite  Executive Vice President of State  --             --
Age: 50                               Elected: 5/00     Street Bank and Trust Company
Two Avenue de Lafayette                                 since 2000; and Senior Vice
Boston, MA 02111                                        President of State Street Bank
                                                        and Trust Company, 1982 to 2000.

Janine L. Cohen          Treasurer    Term: Indefinite  Senior Vice President of State     --             --
Age: 49                               Elected: 5/00     Street Bank and Trust Company
Two Avenue de Lafayette                                 since 2001; and Vice President of
Boston, MA 02111                                        State Street Bank and Trust
                                                        Company, 1992 to 2000.

Julie A. Tedesco         Secretary    Term: Indefinite  Vice President and Counsel of      --             --
Age: 45                               Elected: 5/00     State Street Bank & Trust Company
One Federal Street                                      since 2000; and Counsel of First
Boston, MA 02110                                        Data Investor Services Group,
                                                        Inc., 1994 to 2000.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interests of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and schedule of futures contracts, of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds)(the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from March 1, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from March 1, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

                                                        PORTFOLIO OF INVESTMENTS
                                                     August 31, 2003 (Unaudited)

                                                                       MARKET
                                                        SHARES          VALUE
                                                      ----------   -------------
COMMON STOCKS - 89.6%
AUSTRALIA - 4.3%
Alumina, Ltd.                                             16,547   $      54,086
Amcor, Ltd.                                               12,937          75,612
AMP, Ltd.                                                 21,270          91,826
Ansell, Ltd. (a)                                           1,878           8,205
Aristocrat Leisure, Ltd.                                   3,920           4,237
Australia & New Zealand Banking Group, Ltd.               22,883         259,489
Australia Gas Light Co., Ltd.                              6,116          42,594
Australian Stock Exchange, Ltd.                            1,109           9,977
BHP Steel, Ltd.                                           12,264          36,752
BHP, Ltd.                                                 56,457         399,402
Boral, Ltd.                                                7,718          26,626
Brambles Industries, Ltd.                                 15,236          50,688
Centro Properties Group                                    9,077          23,500
Coca-Cola Amatil, Ltd.                                     7,343          26,901
Cochlear, Ltd.                                               844          17,809
Coles Myer, Ltd.                                          16,065          76,426
Commonwealth Bank of Australia                            18,926         343,608
Commonwealth Property Office Fund                         17,686          13,164
Computershare, Ltd.                                        6,765          11,866
CSL, Ltd.                                                  2,075          22,697
CSR, Ltd.                                                 12,666          16,560
Deutsche Office Trust                                     12,450           8,864
Foster's Brewing Group, Ltd.                              31,801          93,448
Futuris Corp., Ltd.                                        7,651           7,478
Gandel Retail Trust                                       20,056          17,135
General Property Trust                                    28,379          51,248
Harvey Norman Holdings, Ltd.                               8,892          15,424
Iluka Resources, Ltd.                                      2,757           7,352
Insurance Australia Group, Ltd.                           25,791          66,439
Investa Property Group                                    17,190          21,696
James Hardie Industries NV                                 7,343          35,170
John Fairfax Holdings, Ltd.                               11,624          23,549
Leighton Holdings, Ltd.                                    1,682          10,723
Lend Lease Corp.                                           5,698          39,093
Lion Nathan, Ltd.                                          3,751          12,795
Macquarie Bank, Ltd.                                       3,177          65,103
Macquarie Goodman Industrial Trust                        12,721          12,845
Macquarie Infrastructure Group                            29,711          61,922
Mayne Nickless, Ltd.                                      10,435          22,221
Mirvac Group                                               9,107          26,054
National Australia Bank, Ltd.                             22,735         457,497
Newcrest Mining, Ltd.                                      5,444          32,417
News Corp., Ltd.                                          22,310         190,610
OneSteel, Ltd.                                             9,050          11,540
Orica, Ltd.                                                4,510          33,599
Origin Energy, Ltd.                                       10,216          27,573
PaperlinX, Ltd.                                            6,922          22,670
Patrick Corp., Ltd.                                        2,128          17,837
Publishing & Broadcasting, Ltd.                            1,611          11,522
QBE Insurance Group, Ltd.                                  8,782          55,762
Rinker Group Ltd.                                         14,749          55,464
Rio Tinto, Ltd.                                            4,786         106,283
Santos, Ltd.                                               8,708   $      32,916
Sonic Healthcare, Ltd.                                     4,006          17,165
Southcorp, Ltd.                                            8,190          16,380
Stockland Trust Group                                     16,863          53,372
Suncorp-Metway, Ltd.                                       8,198          64,735
TAB, Ltd.                                                  5,421          11,579
TABCORP Holdings, Ltd.                                     5,798          43,194
Telstra Corp., Ltd.                                       33,574         109,089
Toll Holdings, Ltd.                                        2,730          12,722
Transurban Group (a)                                       7,632          21,636
Wesfarmers, Ltd.                                           5,628         102,688
Westfield Holdings, Ltd.                                   6,585          63,506
Westfield Trust                                           32,198          68,773
Westpac Banking Corp., Ltd.                               27,325         276,788
WMC Resorces, Ltd (a)                                     16,682          44,054
Woodside Petroleum, Ltd.                                   7,272          62,836
Woolworths, Ltd.                                          14,851         113,041
                                                                   -------------
                                                                       4,347,832
                                                                   -------------

AUSTRIA - 0.2%
Bank Austria Creditanstalt                                   568          17,305
Bohler-Uddeholm AG                                            98           5,176
Erste Bank der oesterreichischen Sparkassen AG               398          36,661
Flughafen Wien AG                                            187           6,966
Immofinanz Immobilien Anlagen AG (a)                       2,649          18,293
Mayr-Melnhof Karton AG                                        66           5,638
Oesterreichische Elektrizitaetswirtschafts AG                 81           7,275
OMV AG                                                       209          24,555
RHI AG (a)                                                   182           2,426
Telekom Austria AG (a)                                     3,131          32,691
VA Technologie AG                                            139           3,907
Voest-Alpine AG                                              279          10,865
Wienerberger Baustoffindustrie AG                            497           9,467
                                                                   -------------
                                                                         181,225
                                                                   -------------

BELGIUM - 0.9%
Agfa Gevaert NV                                            1,620          36,283
Barco NV                                                     116           7,196
Bekaert SA                                                   191           9,166
Cofinimmo                                                     75           8,819
Colruyt NV                                                   246          17,907
Compagnie Maritime Belge SA                                   49           2,146
Delhaize Le Lion SA                                        1,087          42,140
Dexia                                                     10,172         126,755
Electrabel SA                                                475         119,111
Exmar NV (a)                                                  49           1,684
Fortis                                                    15,803         265,630
Groupe Bruxelles Lambert SA                                1,120          51,239
Interbrew                                                  2,424          59,826
KBC Banassurance Holding NV                                1,299          50,515
Mobistar SA (a)                                              334          15,152
Omega Pharma SA                                              112           3,498

See notes to financial statements.

                                                                       MARKET
                                                        SHARES          VALUE
                                                      ----------   -------------
S.A. D'Ieteren NV                                             41   $       6,833
Solvay SA                                                    968          63,660
UCB SA                                                     1,424          37,850
Union Miniere SA                                             224          12,555
                                                                   -------------
                                                                         937,965
                                                                   -------------

BERMUDA - 0.0%
Smartone Telecommunications Holdings, Ltd.                 3,500           4,398
Texwinca Holdings, Ltd.                                    8,000           6,205
                                                                   -------------
                                                                          10,603
                                                                   -------------

DENMARK - 0.8%
A/S Dampskibsselskabet Svendborg, Series B                    17         111,600
A/S Det Ostasiatiske Kompagni                                325           9,899
Bang & Olufsen Holding A/S, Series B                         125           4,528
Carlsberg A/S, Series B                                      350          13,972
Coloplast A/S, Series B                                      233          18,810
Danisco A/S                                                  855          32,615
Danske Bank                                                8,262         151,474
DSV, Series B                                                250           7,633
FLS Industries A/S, Series B (a)                             400           3,667
GN Store Nord A/S (a)                                      3,981          18,365
Group 4 Falck A/S                                          1,198          26,746
H. Lundbeck A/S                                            1,134          20,288
ISS A/S                                                      686          29,211
Kobenhavns Lufthavne A/S                                      75           6,487
NEG Micon A/S (a)                                             83             988
NKT Holding A/S                                              250           3,844
Novo Nordisk A/S                                           4,057         143,962
Novozymes A/S, Series B                                      943          28,303
Tele Danmark A/S                                           2,103          63,586
Topdanmark A/S (a)                                           458          19,638
Vestas Wind Systems A/S                                    1,670          28,766
William Demant A/S (a)                                       465          11,928
                                                                   -------------
                                                                         756,310
                                                                   -------------

FINLAND - 1.8%
Amer Group, Ltd.                                             400          12,582
Elisa Communications Oyj (a)                               2,106          20,578
Fortum Oyj                                                 5,712          46,281
Instrumentarium Corp.                                        700          27,337
KCI Konecranes International                                  66           1,935
Kesko Oyj                                                  1,100          14,215
Kone Corp.                                                   480          21,686
Metso Oyj                                                  1,502          15,501
Nokia Oyj                                                 78,102       1,279,363
Nokian Renkaat Oyj                                           154           8,521
Orion-Yhtyma Oyj, Series B                                   567           9,711
Outokumpu Oyj                                              1,116          11,334
Pohjola Group PLC, Series B                                  276           4,930
Rautaruukki Oyj                                            1,000           5,248
Sampo-Leona Insurance, Series A                            4,773          36,787
Stora Enso Oyj, Series R                                  10,713         139,495
TietoEnator Oyj                                            1,454          25,877
UPM-Kymmene Oyj                                            8,140   $     147,459
Uponor Oyj                                                   600          13,504
Wartsila Oyj, Series B                                       500           6,796
                                                                   -------------
                                                                       1,849,140
                                                                   -------------

FRANCE - 8.4%
Accor SA                                                   2,822         109,958
Air France                                                 1,396          21,994
Alcatel SA, Series A                                      17,817         193,657
Alstom                                                     3,716           9,139
Atos Origin SA (a)                                           242          10,123
Autoroutes du Sud de la France (ASF)                         899          25,416
Aventis SA                                                10,007         486,051
Axa                                                       20,799         368,789
BNP Paribas SA                                            11,869         591,345
Bouygues SA                                                2,987          78,641
Business Objects SA (a)                                      949          25,318
Cap Gemini SA                                              1,611          66,238
Carrefour SA                                               8,445         420,938
Casino Guichard-Perrachon SA                                 571          45,450
CNP Assurances                                               444          17,671
Compagnie de Saint-Gobain                                  4,547         177,671
Compagnie Generale des Establissements Michelin            1,909          77,506
Credit Agricole SA                                         4,787          90,923
Dassault Systemes SA                                         637          23,009
Essilor International SA                                   1,475          59,918
European Aeronautic Defence & Space Co.                    4,289          67,808
France Telecom SA                                         11,498         285,294
Gecina                                                       192          21,712
Groupe Danone                                              1,827         250,532
Hermes International                                         118          18,526
Imerys                                                       127          20,929
Klepierre (a)                                                284          13,959
L'Air Liquide SA                                           1,491         214,115
L'Oreal SA                                                 4,987         346,582
Lafarge SA                                                 2,412         161,933
Lagardere S.C.A                                            1,769          80,368
LVMH (Louis Vuitton Moet Hennessy)                         3,269         196,500
Pechiney SA                                                1,126          57,077
Pernod-Ricard SA                                             796          68,297
Pinault-Printemps-Redoute SA                                 974          83,677
PSA Peugoet Citroen                                        2,600         118,663
Publicis SA                                                1,503          44,026
Renault SA                                                 2,512         151,410
Sagem SA                                                     246          22,160
Sanofi-Synthelabo SA                                       5,404         303,772
Schneider Electric SA (a)                                  2,928         158,097
Societe BIC SA                                               544          22,397
Societe Generale                                           4,757         315,452
Societe Television Francaise 1                             1,778          54,014
Sodexho Alliance SA                                        1,279          37,464
STMicroelectronics NV                                      8,667         215,526
Suez SA                                                   11,897         187,697
Technip-Coflexip SA                                          240          21,593

See notes to financial statements.

                                                                       MARKET
                                                        SHARES          VALUE
                                                      ----------   -------------
Thales SA                                                  1,170   $      33,539
Thomson Multimedia                                         2,496          45,408
Total Fina Elf SA                                          9,595       1,471,648
Unibail SA                                                   646          48,370
Valeo SA                                                   1,012          38,399
Veolia Environnement                                       3,520          68,597
Vinci SA                                                     998          64,756
Vivendi Universal SA                                      13,420         225,575
Wanadoo (a)                                                5,091          33,481
Zodiac SA                                                    491          13,040
                                                                   -------------
                                                                       8,482,148
                                                                   -------------

GERMANY - 5.3%
Adidas-Salomon AG                                            700          58,616
Allianz AG                                                 3,893         347,102
Altana AG                                                    950          48,719
BASF AG                                                    7,750         356,856
Bayer AG                                                   9,550         204,142
Bayer Hypo-und Vereinsbank AG                              4,934          77,247
Beiersdorf AG, Series A                                      333          42,300
Commerzbank AG                                             6,300          88,051
Continental AG                                             1,653          43,084
DaimlerChrysler AG                                        12,406         472,497
Deutsche Bank AG                                           7,609         439,750
Deutsche Boerse AG                                         1,300          62,843
Deutsche Lufthansa AG                                      2,419          33,065
Deutsche Post AG                                           5,707          91,479
Deutsche Telekom AG                                       30,275         432,106
Douglas Holding AG                                           456          11,139
E.On AG                                                    8,500         439,544
Epcos AG (a)                                                 824          13,887
Fresenius Medical Care AG                                    491          24,851
Gehe AG                                                      428          17,438
HeidelbergCement AG                                          486          17,875
Infineon Technologies AG (a)                               6,312          92,445
KarstadtQuelle AG                                            765          20,124
Linde AG                                                   1,220          51,046
MAN AG                                                     1,608          35,308
Merck KGAA                                                   720          20,845
Metro AG                                                   2,012          72,764
MLP AG                                                       778          10,856
Muenchener Rueckversich                                    1,654         169,244
Puma AG                                                      100          11,335
RWE AG                                                     5,305         142,872
SAP AG                                                     2,972         356,641
Schering AG                                                2,432          97,832
Siemens AG                                                11,577         716,866
Suedzucker AG                                                700          10,982
ThyssenKrupp AG                                            4,140          56,089
TUI AG                                                     1,552          24,707
Volkswagen AG                                              3,229         158,325
                                                                   -------------
                                                                       5,370,872
                                                                   -------------

GREECE - 0.4%
Alpha Bank AE                                              2,154   $      44,933
Aluminum of Greece SA                                         60           1,271
Bank of Piraeus                                            2,084          20,135
Coca-Cola Hellenic Bottling Co. SA                         1,065          20,322
Commercial Bank of Greece                                    990          19,738
EFG Eurobank Ergasias                                      2,268          37,002
Folli-Follie                                                 100           1,987
Greek Organization of Football Prognostics                 2,396          28,568
Hellenic Duty Free Shops SA                                  160           2,614
Hellenic Petroleum SA                                      1,702          11,324
Hellenic Technodomiki SA                                   1,236           6,948
Hellenic Telecommunications Organization SA                3,958          45,541
Intracom SA                                                1,513          11,395
National Bank of Greece SA                                 3,000          65,611
Papastratos Cigarettes Co.                                   350           6,878
Public Power Corp. (PPC)                                   1,017          19,897
Technical Olympic SA                                         500           2,196
Titan Cement Co.                                             415          15,491
Viohalco Hellenic Copper and Aluminum Industry SA          1,646           9,289
Vodafone Panafon SA                                        2,823          18,534
                                                                   -------------
                                                                         389,674
                                                                   -------------

HONG KONG - 1.4%
ASM Pacific Technology, Ltd.                               2,500           8,398
Bank of East Asia, Ltd.                                   18,712          44,145
BOC Hong Kong (Holdings), Ltd.                            36,000          46,158
Cathay Pacific Airways                                    11,000          18,829
Cheung Kong (Holdings), Ltd.                              20,000         155,141
Cheung Kong Infrastructure (Holdings), Ltd.                5,000          10,353
CLP Holdings, Ltd.                                        24,600         108,501
Esprit Holdings, Ltd.                                      9,122          22,865
Giordano International, Ltd.                               8,000           3,334
Hang Lung Properties, Ltd.                                13,000          15,001
Hang Seng Bank, Ltd.                                      10,300         113,904
Henderson Land Development Co., Ltd.                       8,000          30,259
Hong Kong & China Gas Co., Ltd.                           50,183          67,560
Hong Kong Exchanges & Clearing, Ltd.                      14,000          25,220
Hongkong Electric Holdings, Ltd.                          19,000          75,032
Hopewell Highway                                             500              --
Hopewell Holdings, Ltd.                                    5,000           5,674
Hutchison Whampoa, Ltd.                                   27,800         204,953
Hysan Development Co., Ltd.                                5,321           6,277
Johnson Electronic Holdings, Ltd.                         20,000          31,028
Li & Fung, Ltd.                                           21,000          35,811
MTR Corp.                                                 17,612          22,017
New World Development Co., Ltd.                           14,028          10,072
PCCW, Ltd. (a)                                            39,133          22,704
Shangri-La Asia, Ltd.                                      8,189           6,825
Sino Land Co., Ltd.                                       20,340           9,519

See notes to financial statements.

                                                                       MARKET
                                                        SHARES          VALUE
                                                      ----------   -------------
South China Morning Post (Holdings), Ltd.                  8,533   $       3,610
Sun Hung Kai Properties, Ltd.                             18,000         130,395
Swire Pacific, Ltd.                                       12,500          70,198
Techtronic Industries Co., Ltd.                            4,090           9,020
Television Broadcast, Ltd.                                 4,000          16,873
Wharf (Holdings), Ltd.                                    17,000          39,888
Yue Yuen Industrial (Holdings) Ltd.                        6,321          18,802
                                                                   -------------
                                                                       1,388,366
                                                                   -------------

IRELAND - 0.7%
Allied Irish Banks PLC                                    12,908         180,122
Bank of Ireland                                           14,384         170,871
CRH PLC                                                    7,740         147,436
DCC PLC                                                      789           9,399
Elan Corp. PLC (a)                                         5,797          24,822
Fyffes PLC                                                 4,473           7,072
Grafton Group PLC (a)                                      2,741          14,084
Greencore Group PLC                                        1,884           5,978
Independent News & Media PLC                               8,958          16,719
Irish Life & Permanent PLC                                 3,675          43,656
Kerry Group PLC                                            1,757          27,913
Ryanair Holdings PLC (a)                                   2,713          18,557
Ryanair Holdings PLC ADR (a)                                 300          12,687
Waterford Wedgwood PLC                                     5,806           1,976
                                                                   -------------
                                                                         681,292
                                                                   -------------

ITALY - 3.3%
Alleanza Assicurazioni                                     6,752          60,935
Assicurazioni Generali SpA                                14,182         304,713
Autogrill SpA (a)                                          1,872          21,436
Banca Fideuram SpA                                         4,656          26,684
Banca Intesa SpA                                          14,000          31,279
Banca Monte dei Paschi di Siena SpA                       14,259          37,415
Banca Nazionale del Lavoro (a)                            23,673          36,829
Banca Popolare di Milano                                   5,500          25,180
Banche Popolari Unite Scrl                                 3,700          56,283
Banco Popolare di Verona e Novara Scrl                     5,724          75,413
Benetton Group SpA                                           631           6,408
Bulgari SpA                                                2,550          16,966
Capitalia SpA                                             19,129          38,643
Enel SpA                                                  31,501         191,946
Eni                                                       38,534         582,137
Fiat SpA                                                   6,060          40,984
FinecoGroup SpA (a)                                       20,657          11,907
Finmeccanica SpA                                          86,079          60,767
Gruppo Editoriale L'Espresso SpA                           2,326           9,985
Intesabci SpA                                             54,433         163,449
Italcementi SpA                                            1,250          14,479
Luxottica Group SpA                                        1,867          27,918
Mediaset SpA                                               8,600          75,535
Mediobanca SpA                                             6,792          67,038
Mediolanum SpA                                             4,062          24,662
Mondadori (Arnoldo) Editore SpA                            1,610          11,684
Parmalat Finanziaria SpA                                   6,503          21,026
Pirelli SpA                                               15,333          11,026
Riunione Adriatica di Sicurta SpA                          4,379   $      62,981
San Paolo - IMI SpA                                       15,569         149,566
Seat Pagine Gialle SpA (a)                                78,595          55,035
Snam Rete Gas SpA                                         13,710          50,124
Snia SpA                                                   4,500           8,350
Telecom Italia Mobile SpA                                 56,308         248,519
Telecom Italia SpA                                       137,241         322,449
Telecom Italia RNC                                        85,916         135,642
Tiscali SpA (a)                                            2,972          18,925
UniCredito Italiano SpA                                   55,747         258,896
                                                                   -------------
                                                                       3,363,214
                                                                   -------------

JAPAN - 20.0%
77 Bank, Ltd.                                              5,000          20,055
ACOM Co., Ltd.                                             1,010          41,896
ADERANS Co., Ltd.                                            600          10,876
Advantest Corp.                                              900          62,401
AEON Co., Ltd.                                             3,300          81,595
Aeon Credit Service Co., Ltd.                                200           7,113
Aiful Corp.                                                  650          36,322
Ajinomoto Co., Inc.                                        8,000          78,780
All Nippon Airways Co., Ltd. (ANA) (a)                     5,000          10,927
ALPS Electric Co., Ltd.                                    2,000          34,008
Amada Co., Ltd.                                            3,000          12,959
Amano Corp.                                                1,000           5,828
Anritsu Corp.                                              2,000          13,181
Aoyama Trading Co., Ltd.                                     600           9,544
Ariake Japan Co., Ltd.                                       200           5,382
Asahi Breweries, Ltd.                                      5,000          32,053
Asahi Chemical Industry, Ltd.                             19,000          71,975
Asahi Glass Co., Ltd.                                     12,000          84,333
Asatsu-Dk, Inc.                                              400           9,359
Ashikaga Financial Group, Inc. (a)                        11,000          12,067
Autobacs Seven Co., Ltd.                                     300           5,721
Bandai Co., Ltd.                                             400          17,175
Bank of Fukuoka, Ltd.                                      8,000          28,797
Bank of Yokohama, Ltd.                                    15,000          46,795
Bellsystem24, Inc.                                            50           9,963
Benesse Corp.                                              1,000          18,384
Bridgestone Corp.                                          9,000         125,343
Canon, Inc.                                               12,000         576,963
Capcom Co., Ltd.                                             600           6,279
Casio Computer Co., Ltd.                                   3,000          23,269
Central Glass Co., Ltd.                                    2,000          12,667
Central Japan Railway Co.                                     13          91,695
Chiba Bank, Ltd.                                           9,000          29,311
Chubu Electric Power Co.                                   9,400         171,195
Chugai Pharmaceutical Co., Ltd.                            4,100          43,432
Citizen Watch Co., Ltd.                                    4,000          29,688
Coca-Cola West Japan Co., Ltd.                               800          13,089
Credit Saison Co., Ltd.                                    1,700          29,431
CSK Corp.                                                  1,000          32,311
DAI Nippon Printing Co., Ltd.                              9,000         114,698
Daicel Chemical Industries, Ltd.                           4,000          16,284
Daido Life Insurance Co.                                      19          44,618
Daiichi Pharmaceutical Co., Ltd.                           3,500          53,514

See notes to financial statements.

                                                                       MARKET
                                                        SHARES          VALUE
                                                      ----------   -------------
Daikin Industries, Ltd.                                    3,000   $      57,336
Daimaru, Inc.                                              3,000          15,041
Dainippon Ink & Chemicals, Inc.                           10,000          21,255
Dainippon Screen MFG. Co., Ltd. (a)                        1,000           6,248
Daito Trust Construction Co., Ltd.                         1,500          40,367
Daiwa House Industry Co., Ltd.                             6,000          46,743
Daiwa Securities Group, Inc.                              17,000         109,710
Denki Kagaku Kogyo Kabushiki Kaisha                        7,000          20,398
Denso Corp.                                                6,900         128,917
Dentsu, Inc.                                                   4          17,587
Dowa Mining Co., Ltd.                                      4,000          16,421
East Japan Railway Co.                                        50         211,262
Ebara Corp.                                                4,000          18,786
Eisai Co., Ltd.                                            3,100          64,827
FamilyMart Co., Ltd.                                       1,100          21,966
FANUC, Ltd.                                                1,700         112,187
Fast Retailing Co., Ltd.                                     800          33,253
Fuji Electric Co., Ltd.                                    6,000          13,370
Fuji Photo Film Co., Ltd.                                  7,000         209,976
Fuji Television Network, Inc.                                  4          19,026
Fujikura, Ltd.                                             5,000          22,540
Fujisawa Pharmaceutical Co., Ltd.                          4,000          76,791
Fujitsu, Ltd.                                             24,000         114,775
Furukawa Electric Co., Ltd.                                7,000          25,437
Gunma Bank, Ltd.                                           6,000          24,374
Gunze, Ltd.                                                2,000           8,125
Hankyu Department Stores, Inc.                             1,000           6,368
Hino Motors, Ltd.                                          3,000          15,015
Hirose Electric Co., Ltd.                                    400          42,818
Hitachi Cable, Ltd.                                        1,000           3,540
Hitachi Chemical Co., Ltd.                                 1,200          16,805
Hitachi Software Engineering Co., Ltd.                       400          10,799
Hitachi, Ltd.                                             42,000         228,934
Hokuriku Bank, Ltd. (a)                                   10,000          13,627
Honda Motor Co., Ltd.                                     11,500         468,161
House Food Corp.                                           1,000           9,290
Hoya Corp.                                                 1,600         122,455
Isetan Co., Ltd.                                           2,500          21,683
Ishihara Sangyo Kaisha, Ltd. (a)                           3,000           5,965
Ishikawajima-Harima Heavy Industries Co., Ltd.            12,000          19,026
Ito En, Ltd.                                                 400          14,570
Ito-Yokado Co., Ltd.                                       5,000         143,555
Itochu Corp.                                              21,000          62,993
Itochu Techno-Science Corp.                                  400          11,484
Jafco Co., Ltd.                                              300          19,361
Japan Airlines System Corp.                               11,000          25,926
Japan Real Estate Investment Corp.                             2          11,073
Japan Tobacco, Inc.                                           11          64,295
Jfe Holding, Inc.                                          6,500         130,914
JGC Corp.                                                  3,000          23,114
Joyo Bank, Ltd.                                           11,000          29,979
JSR Corp.                                                  3,000          50,960
Kajima Corp.                                              10,000          27,340
Kaken Pharmaceutical Co., Ltd.                             1,000           4,877
Kamigumi Co., Ltd.                                         3,000          17,252
Kanebo, Ltd. (a)                                           5,000   $       6,085
Kaneka Corp.                                               4,000          29,619
Kansai Electric Power Co.                                 10,100         159,360
Kao Corp.                                                  8,000         150,840
Katokichi Co., Ltd.                                          400           6,407
Kawasaki Heavy Industries, Ltd.                           21,000          26,637
Kawasaki Kisen Kaisha, Ltd.                                8,000          27,288
Keihin Electric Express Railway Co., Ltd.                  5,000          24,640
Keio Electric Railway Co., Ltd.                            7,000          33,416
Keyence Corp.                                                500         104,431
Kikkoman Corp.                                             2,000          12,684
Kinden Corp.                                               1,000           3,694
Kinki Nippon Railway Co., Ltd. (a)                        22,000          64,295
Kirin Brewery Co., Ltd.                                   10,000          71,563
Kokuyo Co., Ltd.                                             700           7,679
Komatsu, Ltd.                                             13,000          74,203
Komori Corp.                                               1,000          10,730
Konami Co., Ltd.                                           1,200          26,586
Konica Corp.                                               6,000          82,225
Koyo Seiko Co., Ltd.                                       1,000           9,847
Kubota Corp.                                              13,000          43,007
Kuraray Co., Ltd.                                          6,000          45,252
Kurita Water Industries, Ltd.                              1,800          20,950
Kyocera Corp.                                              2,300         147,840
Kyowa Hakko Kogyo Co., Ltd.                                4,000          22,489
Kyushu Electric Power Co.                                  5,800          87,835
Lawson, Inc.                                                 900          26,226
Mabuchi Motor Co., Ltd.                                      400          33,768
Makita Corp.                                               2,000          18,015
Marubeni Corp.                                            20,000          30,168
Marui Co., Ltd.                                            5,200          57,936
Matsumotokiyoshi Co., Ltd.                                   200           8,673
Matsushita Electric Industrial Co., Ltd.                  30,400         387,686
Matsushita Electric Works, Ltd.                            6,000          40,624
Meiji Milk Products Co.,Ltd                                2,000           6,891
Meiji Seika Kaisha, Ltd.                                   3,000          10,156
Meitec Corp.                                                 400          14,398
Millea Holdings, Inc.                                         22         228,145
Minebea Co., Ltd.                                          5,000          24,897
Mitsubishi Chemical Corp.                                 23,000          53,420
Mitsubishi Corp.                                          15,000         126,757
Mitsubishi Electric Corp.                                 26,000         106,736
Mitsubishi Estate Co., Ltd.                               14,000         125,506
Mitsubishi Gas Chemical Co., Inc.                          3,000           7,585
Mitsubishi Heavy Industries, Ltd.                         43,000         138,936
Mitsubishi Logistics Corp.                                 1,000           7,088
Mitsubishi Materials Corp. (a)                            11,000          16,404
Mitsubishi Rayon Co., Ltd.                                 8,000          25,437
Mitsubishi Tokyo Financial Group, Inc.                        59         343,852
Mitsui & Co., Ltd.                                        18,000         114,930
Mitsui Chemicals, Inc.                                     9,000          48,209
Mitsui Engineering & Shipbuilding Co., Ltd.                8,000          10,353
Mitsui Fudosan Co., Ltd.                                  11,000          88,713
Mitsui Mining & Smelting Co., Ltd.                         8,000          26,877
Mitsui O.S.K. Lines, Ltd.                                 11,000          38,181
Mitsui Sumitomo Insurance Co., Ltd.                       19,400         115,888

See notes to financial statements.

                                                                       MARKET
                                                        SHARES          VALUE
                                                      ----------   -------------
Mitsui Trust Holdings, Inc.                                9,300   $      30,766
Mitsukoshi LTD NPV                                         6,000          16,455
Mitsumi Electric Co., Ltd.                                 1,100          13,048
Mizuho Financial Group, Inc. (a)                              88         109,359
Murata Manufacturing Co., Ltd.                             3,300         185,533
Namco, Ltd.                                                  400           8,296
NEC Corp.                                                 21,000         156,582
Net One Systems Co., Ltd.                                      3          17,972
NGK Insulators, Ltd.                                       4,000          26,157
NGK Spark Plug Co., Ltd.                                   2,000          18,392
Nichii Gakkan Co.                                            200          10,507
Nichirei Corp.                                             5,000          16,198
Nidec Corp.                                                  500          40,067
Nikko Cordial Corp.                                       19,000          91,352
Nikon Corp. (a)                                            4,000          49,400
Nintendo Co., Ltd.                                         1,500         124,829
Nippon Building Fund Inc.                                      4          21,906
Nippon COMSYS Corp.                                        1,000           5,785
Nippon Express Co., Ltd.                                  11,000          45,063
Nippon Kayaku Co., Ltd.                                    2,000           9,342
Nippon Meat Packers, Inc.                                  2,000          19,301
Nippon Mining Holdings, Inc.                               7,500          17,934
Nippon Mitsubishi Oil Corp.                               19,000          75,069
Nippon Sanso Corp.                                         2,000           7,216
Nippon Sheet Glass Co., Ltd.                               5,000          15,427
Nippon Shokubai Co., Ltd.                                  3,000          19,258
Nippon Steel Corp.                                        78,000         139,715
Nippon Telegraph and Telephone Corp.                          78         343,606
Nippon Unipac Holding                                         14          64,073
Nippon Yusen Kabushiki Kaisha                             13,000          53,702
Nishimatsu Construction Co., Ltd.                          4,000          12,616
Nissan Chemical Industries, Ltd.                           3,000          23,166
Nissan Motor Co., Ltd.                                    36,200         388,744
Nisshin Flour Milling Co., Ltd.                            2,000          14,604
Nisshinbo Industries, Inc.                                 2,000           8,999
Nissin Food Products Co., Ltd.                             1,000          21,126
Nitto Denko Corp.                                          2,000          88,276
Nomura Research Institute, Ltd.                              200          16,352
Nomura Securities Co., Ltd.                               26,000         378,368
NSK, Ltd.                                                  7,000          27,297
NTN Corp.                                                  6,000          28,848
NTT Data Corp.                                                19          76,534
NTT DoCoMo, Inc.                                             259         665,924
Obayashi Corp.                                             8,000          26,191
OBIC Co., Ltd.                                               100          20,398
Oji Paper Co., Ltd.                                       12,000          66,644
Oki Electric Industry Co., Ltd. (a)                        6,000          20,466
Okumura Corp.                                              3,000          10,310
Olympus Optical Co., Ltd.                                  3,000          68,906
Omron Corp.                                                3,000          61,064
Onward Kashiyama Co., Ltd.                                 2,000          19,541
Oracle Corp., Japan                                          500          23,397
Oriental Land Co., Ltd.                                      700          33,236
Orix Corp.                                                 1,100          73,063
Osaka Gas Co., Ltd.                                       31,000          77,845
Pioneer Corp.                                              2,300          51,646
Promise Co., Ltd.                                          1,250   $      46,280
Q.P. Corp.                                                 1,000           7,328
Resona Holdings, Inc. (a)                                 70,000          61,193
Ricoh Co., Ltd.                                            9,000         165,838
Rohm Co., Ltd.                                             1,600         208,982
Saizeriya Co., Ltd.                                          100             848
Sanden Corp.                                               1,000           4,825
Sankyo Co., Ltd.                                           5,100          62,941
Sankyo Co., Ltd.                                             600          19,644
Sanyo Electric Co., Ltd.                                  21,000          85,310
Sapporo Breweries, Ltd.                                    5,000          11,913
Secom Co., Ltd.                                            3,000         102,845
Sega Corp. (a)                                             1,600          16,250
Seiko Epson Corp                                             800          21,598
Seino Transportation Co., Ltd.                             2,000          11,244
Sekisui Chemical Co., Ltd.                                 7,000          29,037
Sekisui House, Ltd.                                        7,000          61,493
Seven-Eleven Japan Co., Ltd.                               6,000         164,038
Sharp Corp.                                               13,000         194,978
Shimachu Co., Ltd.                                           900          16,121
Shimamura Co., Ltd.                                          400          26,980
Shimano, Inc.                                              1,400          25,437
Shimizu Corp.                                              8,000          25,574
Shin-Etsu Chemical Co.,Ltd                                 5,300         208,039
Shionogi & Co., Ltd.                                       4,000          58,828
Shiseido Co., Ltd.                                         5,000          52,323
Shizuoka Bank, Ltd.                                        9,000          58,390
Showa Denko K.K. (a)                                      14,000          26,637
Showa Shell Sekiyu K.K                                     2,300          15,927
Skylark Co., Ltd.                                          1,300          15,487
SMC Corp.                                                    800          88,996
Snow Brand Milk Products Co., Ltd. (a)                     2,500           6,899
Softbank Corp.                                             2,800          82,071
Sompo Japan Insurance, Inc.                               11,000          67,784
Sony Corp.                                                12,800         421,255
Stanley Electric Co., Ltd.                                 2,000          35,310
Sumitomo Bakelite Co., Ltd.                                3,000          16,224
Sumitomo Chemical Co., Ltd.                               17,000          61,484
Sumitomo Corp.                                            10,000          61,964
Sumitomo Electric Industries, Ltd.                         9,000          78,522
Sumitomo Heavy Industries, Ltd. (a)                        5,000          10,927
Sumitomo Metal Industries, Ltd.                           47,000          41,892
Sumitomo Metal Mining Co., Ltd.                            8,000          36,407
Sumitomo Mitsui Financial Group, Inc.                         57         198,826
Sumitomo Osaka Cement Co., Ltd.                            3,000           6,016
Sumitomo Realty & Development Co., Ltd.                    5,000          32,396
Sumitomo Trust & Banking Co., Ltd.                        14,000          63,113
Suruga Bank, Ltd., ADR                                     3,000          16,892
Suzuken Co., Ltd.                                            400           9,805
Taiheiyo Cement Corp.                                      9,800          19,990
Taisei Corp.                                              10,000          24,426
Taisho Pharmaceutical Co., Ltd.                            2,000          29,311
Taiyo Yuden Co., Ltd.                                      2,000          24,323
Takara Shuzo Co., Ltd.                                     3,000          17,869
Takashimaya Co., Ltd.                                      4,000          24,991
Takeda Chemical Industries, Ltd.                          12,300         444,858

See notes to financial statements.

                                                                       MARKET
                                                        SHARES          VALUE
                                                      ----------   -------------
Takefuji Corp.                                             1,010   $      57,131
Takuma Co., Ltd.                                           1,000           5,434
TDK Corp.                                                  1,700         110,730
Teijin, Ltd.                                              10,000          28,454
Teikoku Oil Co., Ltd.                                      3,000          11,442
Terumo Corp.                                               2,700          52,181
THK Co., Ltd.                                              1,500          27,318
TIS, Inc.                                                    400          10,970
Tobu Railway Co., Ltd.                                     9,000          26,303
Toda Corp.                                                 2,000           4,971
Toho Co., Ltd.                                             2,100          22,065
Tohoku Elecric Power Co., Inc.                             6,000          88,447
Tokyo Broadcasting System, Inc.                              700          10,739
Tokyo Electric Power Co., Inc.                            16,800         326,843
Tokyo Electron, Ltd.                                       2,100         147,943
Tokyo Gas Co., Ltd.                                       36,000         109,530
Tokyo Style Co., Ltd.                                      1,000           7,988
Tokyu Corp.                                               13,000          45,346
TonenGeneral Sekiyu K.K.                                   4,000          27,220
Toppan Printing Co., Ltd.                                  9,000          72,815
Toray Industries, Inc.                                    19,000          66,764
Toshiba Corp.                                             39,000         159,436
Tosoh Corp.                                                8,000          22,283
Tostem Corp.                                               4,000          64,793
Toto, Ltd.                                                 4,000          32,019
Toyo Seikan Kaisha, Ltd.                                   2,000          21,957
Toyo Suisan Kaisha, Ltd.                                   1,000          10,713
Toyobo Co., Ltd.                                           6,000          10,850
Toyoda Gosei Co., Ltd.                                       600          13,396
Toyota Industries Corp.                                    2,100          35,834
Toyota Motor Corp.                                        39,400       1,087,316
Trend Micro, Inc. (a)                                      1,500          30,211
Ube Industries, Ltd.                                       8,000          14,193
UFJ Holdings, Inc. (a)                                        53         141,721
Uni-Charm Corp.                                              700          32,396
UNY Co., Ltd.                                              2,000          20,038
Ushio, Inc.                                                2,000          29,619
USS Co., Ltd.                                                220          12,708
Wacoal Corp.                                               1,000           7,945
West Japan Railway Co.                                        17          59,008
World Co., Ltd.                                              700          16,288
Yakult Honsha Co., Ltd.                                    2,000          27,597
Yamada Denki Co., Ltd.                                       900          24,374
Yamaha Corp.                                               2,500          41,181
Yamaha Motor Co., Ltd.                                     2,000          20,569
Yamanouchi Pharmaceutical Co., Ltd.                        4,600         120,638
Yamato Transport Co., Ltd.                                 6,000          71,426
Yamazaki Baking Co., Ltd.                                  1,000           6,436
Yokogawa Electric Corp.                                    3,000          29,028
                                                                   -------------
                                                                      20,051,587
                                                                   -------------

LUXEMBOURG - 0.1%
Arcelor                                                    5,206          67,159
                                                                   -------------

NETHERLANDS - 5.3%
ABN AMRO Holding NV                                       24,809   $     434,443
Aegon NV                                                  22,141         274,201
Akzo Nobel NV                                              4,645         152,278
ASM Lithography Holding NV (a)                             7,381         116,287
Corio NV                                                     666          20,408
DSM NV                                                     1,394          63,438
Elsevier NV                                               10,739         118,375
Euronext NV                                                1,189          29,789
Hagemeyer NV                                               1,028           3,736
Heineken NV                                                3,352         128,106
IHC Caland NV                                                454          22,929
ING Groep NV                                              27,814         542,337
Koninklijke (Royal) KPN NV (a)                            29,729         205,955
Koninklijke (Royal) Philips Electronics NV                21,605         526,587
Koninklijke Ahold NV                                      11,193         105,684
Koninklijke Numico NV                                      2,596          50,362
Oce NV                                                     1,001          12,902
Qiagen NV (a)                                              2,204          28,456
Rodamco Europe NV                                            683          34,171
Royal Dutch Petroleum Co.                                 34,536       1,541,329
Royal Vendex KBB NV                                        1,635          18,507
TNT Post Group NV                                          5,758         107,469
Unilever NV                                                9,385         522,402
Vedior NV                                                  1,981          24,533
VNU NV                                                     3,829         118,969
Wereldhave NV                                                300          17,490
Wolters Kluwer NV                                          4,277          66,538
                                                                   -------------
                                                                       5,287,681
                                                                   -------------

NEW ZEALAND - 0.2%
Auckland International Airport, Ltd.                       2,438           8,864
Carter Holt Harvey, Ltd.                                  13,779          13,677
Contact Energy, Ltd.                                       4,649          13,280
Fisher & Paykel Appliances Holdings, Ltd.,
   Series H                                                  636           5,359
Fisher & Paykel Industries, Ltd.                             806           5,721
Fletcher Building, Ltd.                                    6,285          15,234
Fletcher Challenge Forests, Ltd. (a)                       1,876           1,202
Independent Newspapers, Ltd.                               2,681           6,746
Sky City Entertainment Group, Ltd.                         3,284          17,000
Telecom Corp. of New Zealand, Ltd.                        25,208          73,465
Tower, Ltd.                                                1,563           1,100
Warehouse Group, Ltd.                                      2,607           7,703
                                                                   -------------
                                                                         169,351
                                                                   -------------

NORWAY - 0.4%
Aker Kvaerner ASA (a)                                        262           3,277
Den Norsske Bank                                           5,805          27,181
Frontline, Ltd.                                              541           8,985
Gjensidige Nor Asa                                           838          28,171
Norsk Hydro ASA                                            2,123         111,586

See notes to financial statements.

                                                                       MARKET
                                                        SHARES          VALUE
                                                      ----------   -------------
Norske Skogindustrier ASA                                  1,531   $      27,368
Orkla ASA                                                  3,092          58,881
Schibsted ASA                                                600           9,585
Smedvig ASA, Series A                                        400           2,748
Statoil ASA                                                6,958          62,654
Storebrand ASA (a)                                         2,458          12,428
Tandberg ASA (a)                                           1,627          10,679
Telenor ASA                                                9,756          41,647
Tomra Systems ASA                                          2,801          16,366
                                                                   -------------
                                                                         421,556
                                                                   -------------

PORTUGAL - 0.3%
Banco BPI SA                                               5,732          15,041
Banco Comercial Portugues SA                              29,988          53,336
Banco Espirito Santo SA, Registered                        1,541          21,453
Brisa-Auto Estrada de Portugal SA                          4,119          22,159
Cimpor-Cimentos de Portugal, SGPS SA                       1,595           6,006
Electridade de Portugal SA                                23,120          50,259
Jeronimo Martins SGPS SA (a)                                 723           5,541
Portugal Telecom SGPS SA                                  12,918          93,322
PT Multimedia-Servicos de
   Telecomunicacoes e
   Multimedia SA (a)                                         281           4,603
Sonae, S.G.P.S. SA                                        24,685          13,009
                                                                   -------------
                                                                         284,729
                                                                   -------------

SINGAPORE - 0.8%
Allgreen Properties, Ltd.                                  2,000           1,152
Capitaland, Ltd.                                          14,000          10,862
Chartered Semiconductor
   Manufacturing, Ltd. (a)                                12,401           7,924
City Developments, Ltd.                                    7,487          21,783
ComfortDelGro Corp., Ltd. (a)                             26,000          12,089
Creative Technology, Ltd.                                    600           6,195
Cycle & Carriage, Ltd.                                     2,541           6,784
Datacraft Asia, Ltd. (a)                                   1,000           1,060
DBS Group Holdings, Ltd.                                  17,000         122,197
Fraser & Neave, Ltd.                                       2,313          12,865
Haw Par Corp., Ltd.                                        2,746           6,454
Keppel Corp., Ltd.                                         9,356          28,022
Keppel Land, Ltd.                                          2,000           1,746
Neptune Orient Lines, Ltd. (a)                            11,000          11,547
Oversea-Chinese Banking Corp., Ltd.                       15,365          96,420
Overseas Union Enterprise, Ltd.                            2,069           7,849
Parkway Holdings, Ltd.                                     7,063           3,526
SembCorp Industries, Ltd.                                 11,000           8,221
SembCorp Logistics, Ltd.                                   2,000           1,883
SembCorp Marine, Ltd.                                      2,000           1,095
Singapore Airlines, Ltd.                                   8,394          53,633
Singapore Exchange, Ltd.                                  12,000          11,296
Singapore Land, Ltd.                                       1,000           2,213
Singapore Press Holdings, Ltd.                             5,020          53,554
Singapore Technologies Engineering, Ltd.                  21,000          23,241
Singapore Telecommunications, Ltd.                        98,437          95,466
SMRT Corp., Ltd.                                           2,000             656
ST Assembly Test Services, Ltd. (a)                        1,000   $       1,278
United Overseas Bank, Ltd.                                18,251         132,231
United Overseas Land, Ltd.                                 7,327           7,942
Venture Manufacturing (Singapore), Ltd.                    3,000          34,571
Wing Tai Holdings, Ltd.                                    5,000           1,982
                                                                   -------------
                                                                         787,737
                                                                   -------------

SPAIN - 2.8%
Acciona SA                                                   441          22,756
Acerinox SA                                                  647          27,419
Acesa Infraestructuras SA                                  2,076          27,237
ACS SA                                                       438          18,355
Altadis SA, Series A                                       3,729          88,023
Amadeus Global Travel Distribution SA,
   Series A                                                2,809          18,812
Banco Bilbao Vizcaya Argentaria SA                        39,015         417,637
Banco Popular Espanol SA                                   1,953          87,912
Banco Santander Central Hispano SA                        55,149         470,459
Corporacion Mapfre,
   Compania Internacional de
   Reaseguros SA                                             889           9,760
Endesa SA                                                 11,565         180,046
Fomento de Construcciones y Contratas SA                     710          21,047
Gas Natural SDG SA                                         2,400          44,452
Grupo Dragados SA                                          1,644          33,301
Grupo Ferrovial SA                                           890          23,920
Iberdrola SA                                               9,848         167,372
Iberia Lineas Aereas de Espana SA                          4,227           8,771
Indra Sistemas SA                                          1,497          16,567
Industria de Diseno Textil, SA                             2,618          65,103
Metrovacesa SA                                               394           9,806
NH Hoteles SA (a)                                          1,070          11,818
Promotora de Informaciones SA                                984          10,112
Repsol YPF SA                                             11,767         198,694
Sociedad General de Aguas de Barcelona SA                    752           9,619
Telefonica Publicidad e Informacion SA                     1,477           6,843
Telefonica SA (a)                                         60,195         708,464
Union Electrica Fenosa SA                                  2,358          36,917
Vallehermoso SA                                            1,544          16,952
Zeltia SA (a)                                              1,420           9,463
                                                                   -------------
                                                                       2,767,637
                                                                   -------------

SWEDEN - 1.3%
Alfa Laval AB                                                728           8,402
Assa Abloy AB, Series B                                    2,716          24,038
Atlas Copco AB, Series A                                   1,085          32,442
Atlas Copco AB, Series B                                     800          22,006
Axfood AB                                                    270           4,456
Billerud                                                     533           6,693
Castellum AB                                                 444           7,355
Drott AB, Series B                                           800          11,099
Electrolux AB                                              3,005          67,028
Eniro AB                                                   1,771          14,509
Gambro AB, Series A                                        1,600          10,812
Gambro AB, Series B                                          800           5,358
Getinge AB                                                   358          11,047

See notes to financial statements.

                                                                       MARKET
                                                        SHARES          VALUE
                                                      ----------   -------------
Hennes & Mauritz AB (H&M), Series B                        4,785   $     100,722
Hoganas AB, Series B                                         107           2,086
Holmen AB, Series B                                          600          18,335
Modern Times Group MTG AB (a)                                475           7,556
Nobel Biocare Holding AG                                     183          14,467
Nordea AB                                                 24,150         122,754
OM Gruppen AB                                                500           4,425
Sandvik AB                                                 2,100          56,385
Sapa AB                                                      100           1,878
SAS AB (a)                                                   530           4,247
Securitas AB, Series B                                     3,016          36,973
Skandia Forsakrings AB                                     7,878          25,157
Skandinaviska Enskilda Banken (SEB), Series A              4,354          41,659
Skanska AB                                                 3,500          22,814
SKF AB, Series A                                             200           6,196
SKF AB, Series B                                             867          26,960
SSAB Svenskt Stal AB, Series A                               400           5,454
SSAB Svenskt Stal AB, Series B                               200           2,595
Svenska Cellulosa AB (SCA), Series B                       1,833          63,466
Svenska Handelsbanken AB, Series A                         5,551          87,967
Svenska Handelsbanken AB, Series B                           500           7,624
Swedish Match AB                                           3,205          21,657
Tele2 AB, Series B (a)                                       839          31,558
Telefonaktiebolaget LM Ericsson, New (a)                 145,792         223,190
Telia AB                                                  16,486          64,673
Trelleborg AB, Series B                                      700           8,707
Volvo AB, Series A                                         1,100          25,194
Volvo AB, Series B                                         1,985          47,956
WM-Data AB, Series B                                       2,500           4,246
                                                                   -------------
                                                                       1,312,146
                                                                   -------------

SWITZERLAND - 7.3%
ABB, Ltd. (a)                                             17,460          99,607
Adecco SA                                                  2,223         112,376
Centerpulse AG (a)                                           153          41,840
Ciba Specialty Chemicals AG                                1,129          77,669
Clariant AG                                                2,047          27,770
Compagnie Financiere Richemont AG                          8,853         169,405
Credit Suisse Group                                       19,463         607,980
Geberit AG                                                    54          18,507
Givaudan AG                                                  114          47,210
Holcim, Ltd.                                               2,475          98,077
Kudelski SA (a)                                              639          17,794
Kuoni Reisen Holding AG, Series B                             56          15,334
Logitech International SA (a)                                668          21,463
Lonza Group AG                                               651          31,933
Nestle SA                                                  6,610       1,439,470
Novartis AG                                               39,007       1,434,337
Roche Holding AG                                             532          62,390
Roche Holding AG, Bearer                                  11,501         880,713
Serono SA                                                    114          72,199
SGS Societe Generale de Surveillance Holding SA               65          30,816
Sulzer AG                                                     80          16,508
Swatch Group AG, Registered                                  545          52,922
Swatch Group AG, Series B                                    784   $      15,338
Swiss Reinsurance Co.                                      5,257         322,803
Swisscom AG                                                  450         123,059
Syngenta AG                                                1,824         100,281
Synthes-Stratec, Inc.                                         76          61,807
UBS AG                                                    19,327       1,042,558
Unaxis Holding AG                                            204          20,975
Valora Holding AG                                             65          12,531
Zurich Financial Services AG                               2,349         301,896
                                                                   -------------
                                                                       7,377,568
                                                                   -------------

UNITED KINGDOM - 23.6%
3i Group PLC                                               9,041          89,951
Aegis Group PLC                                           18,691          28,825
Aggreko PLC                                                2,794           6,894
Alliance Unichem PLC                                       3,131          25,258
AMEC PLC                                                   4,638          19,532
Amvescap PLC                                               9,975          78,298
ARM Holdings PLC (a)                                      12,911          23,077
Associates British Ports Holdings PLC                      4,650          29,954
AstraZeneca Group PLC                                     25,772         990,586
Aviva PLC                                                 34,662         274,956
BAA PLC                                                   15,488         111,712
BAE Systems PLC                                           46,957         126,823
Balfour Beatty PLC                                         7,213          24,615
Barclays PLC (a)                                          98,359         715,665
Barratt Developments PLC                                   3,436          28,207
BBA Group PLC                                              6,776          26,795
Berkeley Group PLC                                         1,545          21,738
BG Group PLC                                              53,406         230,405
BHP Billiton PLC                                          37,436         246,036
BOC Group PLC                                              7,271          99,310
Boots Group PLC                                           12,642         132,177
BP Amoco PLC                                             333,413       2,262,444
BPB PLC                                                    8,147          41,333
Brambles Industries PLC                                   10,961          32,335
British Airways PLC (a)                                    8,435          24,950
British America Tobacco PLC                               24,720         249,855
British Land Co. PLC                                       7,837          61,578
British Sky Broadcasting PLC (a)                          19,079         199,780
BT Group PLC                                             130,352         379,379
Bunzl PLC                                                  7,452          54,221
Cable & Wireless PLC                                      37,996          71,519
Cadbury Schweppes PLC                                     31,275         188,972
Canary Wharf Group PLC                                     7,170          28,977
Capita Group PLC                                          11,103          42,369
Carlton Communications PLC                                10,931          30,171
Carnival PLC                                               2,454          79,767
Cattles PLC                                                4,231          23,557
Celltech Group PLC (a)                                     3,502          18,487
Centrica PLC                                              64,628         181,706
Close Brothers Group PLC                                   2,471          29,509
Cobham PLC                                                 1,870          33,808
Compass Group PLC                                         33,841         187,482
Daily Mail & General Trust                                 4,319          38,103
Davis Service Group PLC                                    2,522          16,484

See notes to financial statements.

                                                                       MARKET
                                                        SHARES          VALUE
                                                      ----------   -------------
De La Rue PLC                                              2,663   $      11,337
Diageo PLC                                                47,161         505,767
Dixons Group PLC                                          30,681          66,850
Electrocomponents PLC                                      5,804          34,886
EMAP PLC                                                   4,065          54,943
EMI Group PLC                                             10,144          24,830
Enterprise Inns PLC                                        2,829          38,036
Exel PLC                                                   4,855          51,836
FirstGroup PLC                                             5,340          24,263
FKI PLC                                                    8,127          14,655
Friends Provident PLC                                     26,157          56,579
George Wimpey PLC                                          5,822          35,915
GKN PLC                                                   12,048          49,977
GlaxoSmithKline PLC                                       90,255       1,723,124
Granada Compass PLC                                       39,202          63,558
Great Portland Estates PLC                                 2,783          10,294
Great Universal Stores PLC                                15,305         165,587
Hammerson PLC                                              3,988          34,599
Hanson PLC                                                10,902          71,132
Hays PLC                                                  27,104          49,303
HBOS PLC                                                  57,681         642,308
Hilton Group PLC                                          23,299          71,679
HSBC Holdings PLC                                        163,177       2,098,396
IMI PLC                                                    5,500          28,970
Imperial Chemical Industries PLC                          19,420          59,592
Imperial Tobacco Group PLC                                11,075         173,077
Intercontinental Hotels Group PLC (a)                     11,403          88,199
International Power PLC (a)                               18,232          43,258
Invensys PLC                                              49,950          25,480
J Sainsbury PLC                                           21,276          92,799
Johnson Matthey PLC                                        3,509          54,477
Kelda Group PLC                                            5,589          36,201
Kesa Electricals PLC                                       7,558          26,719
Kidde PLC                                                 11,305          17,345
Kingfisher PLC                                            35,456         152,544
Land Securities Group PLC                                  6,809          92,085
Legal & General Group PLC                                 99,382         156,412
Liberty International PLC                                  4,139          43,635
Lloyds TSB Group PLC                                      84,829         556,840
Logica PLC                                                12,478          39,523
Man Group PLC                                              4,102          79,677
Marks & Spencer Group PLC                                 34,659         166,933
MFI Furniture Group PLC                                    7,691          21,897
Misys PLC                                                  9,463          42,135
Mitchells & Butlers PLC (a)                               10,012          39,908
National Grid Group PLC                                   46,663         285,826
Next PLC                                                   4,156          70,734
Novar PLC                                                  4,089           8,473
Nycomed Amersham PLC                                      10,303          83,114
Pearson PLC                                               12,319         120,421
Peninsular & Oriental Steam Navigation Co.                10,071          40,979
Persimmon PLC                                              3,447   $      31,187
Pilkington PLC                                            13,939          19,512
Provident Financial PLC                                    4,202          42,471
Prudential PLC                                            30,045         207,441
Rank Group PLC                                             7,979          35,811
Reckitt Benckiser PLC                                      9,281         174,695
Reed International PLC                                    19,564         150,085
Rentokil Initial PLC                                      28,854          95,844
Reuters Group PLC                                         21,206          83,018
Rexam PLC                                                  7,361          47,708
Rio Tinto PLC                                             16,060         353,354
RMC Group PLC                                              3,984          34,990
Rolls-Royce Group PLC                                     21,794          58,517
Royal & Sun Alliance Insurance Group PLC                  23,020          50,430
Royal Bank of Scotland Group PLC                          41,900       1,043,174
SABMiller PLC                                             11,739          87,781
Safeway PLC                                               16,002          71,757
Sage Group PLC                                            17,388          46,481
Schroders PLC                                              1,707          19,137
Scottish & Newcastle PLC                                  12,566          74,735
Scottish & Southern Energy PLC                            13,391         133,442
ScottishPower PLC                                         28,739         164,671
Securicor PLC                                              5,778           7,814
Serco Group PLC                                            6,511          17,778
Severn Trent PLC                                           4,778          48,369
Shell Transport & Trading Co. PLC                        147,170         922,997
Signet Group PLC                                          25,245          43,625
Slough Estates PLC                                         6,036          35,707
Smith & Nephew PLC                                        14,462          92,874
Smiths Group PLC                                           8,166          90,933
SSL International PLC                                      2,218          11,057
Stagecoach Holdings PLC                                   19,209          23,396
Tate & Lyle PLC                                            5,899          32,984
Taylor Woodrow PLC                                         8,187          29,526
Tesco PLC                                                108,568         370,931
TI Automotive, Ltd. (a)                                    4,947              --
Tomkins PLC                                               12,424          51,635
Unilever PLC                                              41,667         339,090
United Business Media PLC                                  4,926          34,283
United Utilities PLC                                       8,154          60,167
Vodafone Group PLC                                     1,028,135       1,882,388
Whitbread PLC                                              4,715          55,674
William Hill PLC                                           4,313          21,183
Wolseley PLC                                               8,530          97,819
WPP Group PLC                                             17,976         163,919
Yell Group                                                 5,100          25,919
                                                                   -------------
                                                                      23,641,016
                                                                   -------------

TOTAL COMMON STOCKS
(cost $88,293,765)                                                    89,926,808
                                                                   -------------

See notes to financial statements.

                                                                       MARKET
                                                        SHARES          VALUE
                                                      ----------   -------------
PREFERRED STOCKS - 0.4%
AUSTRALIA - 0.2%
News Corp., Ltd.                                          31,715   $     226,829
                                                                   -------------

GERMANY - 0.2%
Fresenius Medical Care AG                                    294          10,949
Henkel KGAA                                                  848          53,943
Porsche AG                                                   102          43,451
ProSieben Sat.1 Media AG                                   1,199          12,966
RWE AG                                                       460          10,919
Volkswagen AG                                              1,400          46,573
Wella AG                                                     200          14,863
                                                                   -------------
                                                                         193,664
                                                                   -------------

NEW ZEALAND - 0.0%
Fletcher Challenge Forests, Ltd. (a)                       3,372           2,160
                                                                   -------------

SWITZERLAND - 0.0%
Schindler Holding AG (a)                                      97          19,739
                                                                   -------------

TOTAL PREFERRED STOCKS
(cost $411,375)                                                          442,392
                                                                   -------------

RIGHTS - 0.00%
UNITED KINGDOM
United Utilities PLC
(cost $0)                                                  4,530           7,703
                                                                   -------------

SHORT TERM INVESTMENTS - 19.3%
UNITED STATES - 19.3%
AIM Short Term Investment Prime Portfolio              1,400,851       1,400,851
AIM Treasury Fund                                      2,393,039       2,393,039
Federated Money Market Obligations Trust               1,421,756       1,421,755
State Street Navigator Securities
   Lending Prime Portfolio (b)                        14,192,911      14,192,911
                                                                   -------------
TOTAL SHORT TERM INVESTMENTS
(cost $19,408,556)                                                    19,408,556
                                                                   -------------
TOTAL INVESTMENTS - 109.3%
(cost $108,113,696)                                                  109,785,459
                                                                   -------------

OTHER ASSETS AND LIABILITIES (Net) - (9.3)%                           (9,399,614)
                                                                   -------------

NET ASSETS - 100.0%                                                $ 100,385,845
                                                                   =============

(a)  Non-income producing security.
(b) Security represents investment made with cash collateral from securities loaned.

ABBREVIATIONS
NPV- No Par Value
NV- Non-Voting
RNC- Non-Convertible Savings

INDUSTRY CONCENTRATION AS A PERCENTAGE OF NET ASSETS:

     Financials                                                            23.2%
     Consumer Discretionary                                                12.3%
     Health Care                                                            8.2%
     Industrials                                                            8.1%
     Energy                                                                 7.8%
     Consumer Staples                                                       7.7%
     Telecommunication Services                                             6.8%
     Materials                                                              6.3%
     Information Technology                                                 5.7%
     Utilities                                                              4.0%
     Cash, receivables, and other
        assets, less liabilities                                            9.9%
                                                                   ------------
                                                                          100.0%
                                                                   ============

See notes to financial statements.

                                                       NUMBER       UNREALIZED
                                                         OF        APPRECIATION
                                                      CONTRACTS   (DEPRECIATION)
                                                      ---------   --------------
SCHEDULE OF FUTURES CONTRACTS (LONG)

SPI 200 Index Futures
   Expiration date 09/2003                                    8   $        9,053
DAX Index Futures
   Expiration date 09/2003                                    9            9,546
CAC 40 Euro Futures
   Expiration date 09/2003                                   28           24,194
Hang Seng Index Futures
   Expiration date 09/2003                                    5            6,004
TOPIX Index Futures
   Expiration date 09/2003                                   27          103,139
Financial Times Stock Exchange
   100 Index Futures
   Expiration date 09/2003                                   31            1,213
IBEX 35 Index Futures
   Expiration date 09/2003                                   10            4,137
MIB 30 Index Futures
   Expiration date 09/2003                                    3              790
OMX Index Futures
   Expiration date 09/2003                                  125           (7,456)
                                                                  --------------

Total unrealized appreciation on
   open futures contracts purchased                               $      150,620
                                                                  ==============

                                                                      MARKET
                                                       SHARES          VALUE
                                                     ----------   --------------
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

BOUGHT AUSTRAILIAN DOLLAR
   Local Contract amount - 463,000
   USD Face value - 299,561
   USD Current value - 298,120
   Settlement Date - 11/21/2003
   Unrealized Loss                                                $       (1,441)
BOUGHT SWISS FRANC
   Local Contract amount - 479,000
   USD Face value - 340,114
   USD Current value - 342,925
   Settlement Date - 11/21/2003
   Unrealized Gain                                                         2,811
SOLD SWISS FRANC
   Local Contract amount - 479,000
   USD Face value - 345,686
   USD Current value - 342,925
   Settlement Date - 11/21/2003
   Unrealized Gain                                                         2,761
BOUGHT EURO
   Local Contract amount - 1,939,000
   USD Face value - 2,137,532
   USD Current value - 2,126,586
   Settlement Date - 11/21/2003
   Unrealized Loss                                                       (10,946)
SOLD EURO
   Local Contract amount - 225,000
   USD Face value - 249,323
   USD Current value - 246,767
   Settlement Date - 11/21/2003
   Unrealized Gain                                                $        2,555
BOUGHT POUND STERLING
   Local Contract amount - 1,285,000
   USD Face value - 2,020,049
   USD Current value - 2,015,627
   Settlement Date - 11/21/2003
   Unrealized Loss                                                        (4,421)
SOLD POUND STERLING
   Local Contract amount - 283,000
   USD Face value - 448,187
   USD Current value - 443,909
   Settlement Date - 11/21/2003
   Unrealized Gain                                                         4,278
BOUGHT HONG KONG DOLLAR
   Local Contract amount - 896,000
   USD Face value - 114,882
   USD Current value - 114,878
   Settlement Date - 11/21/2003
   Unrealized Loss                                                            (3)
BOUGHT JAPANESE YEN
   Local Contract amount - 231,545,000
   USD Face value - 1,950,586
   USD Current value - 1,989,676
   Settlement Date - 11/21/2003
   Unrealized Gain                                                        39,090
SOLD JAPANESE YEN
   Local Contract amount - 37,000,000
   USD Face value - 314,052
   USD Current value - 317,943
   Settlement Date - 11/21/2003
   Unrealized Loss                                                        (3,890)
BOUGHT SWEDISH KRONA
   Local Contract amount - 3,185,000
   USD Face value - 376,580
   USD Current value - 379,287
   Settlement Date - 11/21/2003
   Unrealized Gain                                                         2,707
                                                                  --------------

Net unrealized appreciation on
   open forward foreign currency contracts                        $       33,501
                                                                  ==============

See notes to financial statements.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2003 (UNAUDITED)

ASSETS
Investments at market (identified cost $93,920,785) - including
  $13,484,499 of securities on loan                               $    95,592,548
Affiliated investments at market (identified cost $14,192,911)         14,192,911
Cash                                                                    2,330,347
Foreign currency at market (cost $1,796,764)                            1,739,001
Unrealized appreciation on forward currency exchange contracts             33,501
Receivables:
       Investments sold                                                   610,620
       Daily variation margin on futures contracts                          6,968
       Dividends and interest                                             273,647
                                                                  ---------------
TOTAL ASSETS                                                          114,779,543
                                                                  ---------------

LIABILITIES
Payables:
       Due upon return of securities loaned                            14,192,911
       Investments purchased                                              175,607
       Management fees                                                     25,180
                                                                  ---------------
TOTAL LIABILITIES                                                      14,393,698
                                                                  ---------------

NET ASSETS                                                        $   100,385,845
                                                                  ===============

COMPOSITION OF NET ASSETS
Paid-in capital                                                   $    98,592,233
Net unrealized appreciation on investments, foreign currency
  translation, and futures contracts                                    1,793,612
                                                                  ---------------
NET ASSETS                                                        $   100,385,845
                                                                  ===============

  See accompanying notes which are an integral part of the financial statements.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

                                                        PORTFOLIO OF INVESTMENTS
                                                               December 31, 2002

                                                                       MARKET
                                                                        VALUE
                                                        SHARES            $
                                                      ----------   -------------
COMMON STOCKS - 96.2%
AUSTRALIA - 4.3%
Amcor, Ltd.                                               13,183          63,024
AMP Diversified Property Trust                             3,000           4,409
AMP, Ltd.                                                 16,655         104,851
Aristocrat Leisure, Ltd.                                   3,833          10,101
Australia & New Zealand Banking Group, Ltd.               22,640         221,188
Australia Gas Light Co., Ltd.                              6,109          36,257
Australian Stock Exchange, Ltd.                            1,109           7,125
BHP Steel, Ltd. (a)                                       12,264          22,306
BHP, Ltd.                                                 54,220         309,892
Boral, Ltd.                                                9,277          22,724
Brambles Industries, Ltd.                                 13,300          35,199
BRL Hardy, Ltd.                                            1,707           6,777
BT Office Trust                                           10,149           8,572
Coca-Cola Amatil, Ltd.                                     7,448          22,102
Cochlear, Ltd.                                               494          10,843
Coles Myer, Ltd.                                          17,188          60,975
Commonwealth Bank of Australia                            18,546         281,967
Commonwealth Property Office Fund                         17,686          11,652
Computershare, Ltd.                                        6,765           7,047
CSL, Ltd.                                                  2,075          25,238
CSR, Ltd.                                                 12,146          43,225
David Jones, Ltd.                                          4,255           2,588
Deutsche Office Trust                                     12,450           8,343
Foster's Brewing Group, Ltd.                              30,592          77,518
Futuris Corp., Ltd.                                        4,416           3,258
Gandel Retail Trust                                       10,434           8,049
General Property Trust                                    31,803          53,187
Goodman Fielder, Ltd.                                     23,838          23,893
Harvey Norman Holdings, Ltd.                               4,136           6,125
Iluka Resources, Ltd.                                      1,534           3,973
James Hardie Industries NV                                 5,782          22,237
John Fairfax Holdings, Ltd.                                7,670          13,907
Leighton Holdings, Ltd.                                    1,682           9,632
Lend Lease Corp.                                           5,634          30,837
M.I.M Holdings, Ltd.                                      25,662          21,820
Macquarie Bank, Ltd.                                       2,835          37,675
Macquarie Infrastructure Group                            25,303          45,594
Mayne Nickless, Ltd.                                      10,300          18,908
Mirvac Group                                               8,925          20,806
National Australia Bank, Ltd.                             22,894         409,308
Newcrest Mining, Ltd.                                      5,793          23,487
Newmont Mining Corp.                                           9              26
News Corp., Ltd.                                          20,907         135,151
NRMA Insurance Group, Ltd.                                20,661          31,878
OneSteel, Ltd.                                             8,780           8,899
Orica, Ltd.                                                4,557          26,943
Origin Energy, Ltd.                                        6,871          14,354
Pacific Dunlop, Ltd.                                       4,195          17,717
PaperlinX, Ltd.                                            6,407          18,364
Patrick Corp., Ltd.                                        1,663          12,267
Publishing & Broadcasting, Ltd.                            1,611           7,847
QBE Insurance Group, Ltd.                                  8,436          38,715
Rio Tinto, Ltd.                                            4,898          93,636
Santos, Ltd.                                               8,708          29,519
SciGen Ltd.                                                2,419             104
Sonic Healthcare, Ltd.                                     2,419           8,908
Sons of Gwalia, Ltd.                                         866           1,263
Southcorp, Ltd.                                            8,190          21,214
Stockland Trust Group                                      9,154          24,845
Suncorp-Metway, Ltd.                                       7,014          44,038
TAB, Ltd.                                                  5,421           9,249
TABCORP Holdings, Ltd.                                     5,536          33,199
Telstra Corp., Ltd.                                       31,657          78,613
Transurban Group (a)                                       5,244          11,871
Wesfarmers, Ltd.                                           5,111          76,555
Westfield Holdings, Ltd.                                   5,963          45,162
Westfield Trust (a)                                       32,209          62,935
Westfield Trust                                            1,486           2,845
Westpac Banking Corp., Ltd.                               26,083         201,951
Wmc Resorces Limited                                      16,156          38,391
WMC, Ltd.                                                 16,156          44,577
Woodside Petroleum, Ltd.                                   7,072          49,300
Woolworths, Ltd.                                          16,103         103,370
                                                                   -------------
                                                                       3,450,325
                                                                   -------------

AUSTRIA - 0.2%
Bohler-Uddeholm AG                                            98           4,538
Erste Bank der oesterreichischen Sparkassen AG               510          34,331
Flughafen Wien AG                                            187           6,279
Mayr-Melnhof Karton AG                                       110           8,138
Oesterreichische Elektrizitaetswirtschafts AG                 81           6,896
OMV AG                                                       257          25,237
RHI AG                                                       182           1,404
Telekom Austria AG (a)                                     3,559          36,039
VA Technologie AG                                            337           5,481
Voest-Alpine AG                                               93           2,259
Wienerberger Baustoffindustrie AG                            497           8,840
                                                                   -------------
                                                                         139,442
                                                                   -------------

BELGIUM - 1.0%
Agfa Gevaert NV                                            1,620          36,124
Barco NV                                                     116           6,080
Bekaert SA                                                   464          21,010
Colruyt NV                                                   246          13,552
Compagnie Maritime Belge SA                                   49           2,638
Delhaize Le Lion SA                                        1,087          20,212
Dexia                                                      9,285         115,261
Electrabel SA                                                447         108,586
Fortis                                                    14,374         253,399
Fortis VVPR Strip                                          6,030              63
Groupe Bruxelles Lambert SA                                  912          37,333
Interbrew                                                  2,059          48,613
KBC Banassurance Holding NV                                1,299          41,424
Omega Pharma SA                                              112           3,211
S.A. D'Ieteren NV                                             41           5,550
Solvay SA                                                    669          46,122
UCB SA                                                     1,147          36,108
Union Miniere SA                                             320          13,811
                                                                   -------------
                                                                         809,097
                                                                   -------------

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                        SHARES            $
                                                      ----------   -------------
DENMARK - 0.8%
A/S Dampskibsselskabet Svendborg, Series B                     3          30,516
A/S Det Ostasiatiske Kompagni (a)                            200           4,634
Bang & Olufsen Holding A/S, Series B                         125           2,525
Carlsberg A/S, Series B                                      250          11,002
Coloplast A/S, Series B                                      158          11,496
D/S 1912, Series B                                             5          35,107
Danisco A/S                                                  855          29,050
Danske Bank                                                8,362         138,218
DSV, Series B                                                250           6,075
FLS Industries A/S, Series B                                 400           3,193
GN Store Nord A/S                                          2,581           7,548
Group 4 Falck A/S                                          1,014          21,417
H. Lundbeck A/S                                            1,184          31,447
ISS A/S (a)                                                  686          24,714
Kobenhavns Lufthavne A/S                                      25           1,801
NEG Micon A/S (a)                                             83           1,401
NKT Holding A/S                                              250           2,614
Novo Nordisk A/S                                           4,207         121,544
Novozymes A/S, Series B                                    1,043          21,808
Tele Danmark A/S                                           2,103          51,102
Topdanmark A/S (a)                                           233           6,748
Vestas Wind Systems A/S                                    2,095          20,866
William Demant A/S (a)                                       465          10,018
                                                                   -------------
                                                                         594,844
                                                                   -------------

FINLAND - 1.9%
Amer Group, Ltd.                                             200           7,324
Fortum Oyj                                                 3,712          24,345
Instrumentarium Corp.                                        700          28,045
KCI Konecranes International                                  66           1,613
Kesko Oyj                                                  1,100          13,967
Kone Corp.                                                   480          14,410
Metso Oyj                                                  1,202          12,991
Nokia Oyj                                                 68,402       1,087,423
Orion-Yhtyma Oyj, Series B                                   367           8,203
Outokumpu Oyj                                              1,716          14,946
Pohjola Group PLC, Series B                                  276           4,307
Rautaruukki Oyj                                            1,000           3,610
Sampo-Leona Insurance, Series A                            3,973          30,225
Stora Enso Oyj, Series R                                  10,213         107,705
TietoEnator Oyj                                            1,454          19,835
UPM-Kymmene Oyj                                            3,570         114,632
Uponor Oyj                                                   300           6,132
Wartsila Oyj, Series B                                     1,000          12,613
                                                                   -------------
                                                                       1,512,326
                                                                   -------------

FRANCE - 9.0%
Accor SA                                                   2,683          81,252
Air France                                                   753           7,301
Alcatel SA, Series A                                      15,878          69,645
Alstom                                                     3,716          18,522
Altran Technologies SA                                       948           4,546
Atos Origin SA (a)                                           242           5,891
Autoroutes du Sud de la France (ASF) (a)                   1,106          26,728
Aventis SA                                                 9,943         540,461
Axa                                                       20,355         273,186
BNP Paribas SA                                            11,803         480,925
Bouygues SA                                                2,466          68,884
Business Objects SA (a)                                      949          13,971
Cap Gemini SA                                              1,412          32,271
Carrefour SA                                               7,882         350,935
Club Mediterranee SA                                         402           9,660
Compagnie de Saint-Gobain                                  4,628         135,784
Compagnie Francaise d'Etudes et de
   Construction SA                                           240          17,176
Compagnie Generale des Establissements Michelin            1,900          65,515
Dassault Systemes SA                                         730          15,734
Essilor International SA                                   1,526          62,851
Etablissements Economiques du Casino
   Guichard-Perrachon SA                                     467          34,671
European Aeronautic Defence & Space Co.                    4,232          43,742
France Telecom SA                                          5,756         100,747
Groupe Danone                                              1,902         255,868
Imerys                                                        88          11,118
L'Air Liquide SA                                           1,711         225,685
L'Oreal SA                                                 5,020         382,171
Lafarge SA                                                 2,437         183,610
Lagardere S.C.A                                            1,863          75,675
LMVH (Louis Vuitton Moet Hennessy)                         3,343         137,336
Pechiney SA                                                  928          32,564
Pernod-Ricard SA                                             561          54,335
Pinault-Printemps-Redoute SA                               1,013          74,515
PSA Peugoet Citroen                                        2,297          93,666
Publicis SA                                                1,549          32,834
Renault SA                                                 2,255         105,961
Sagem SA                                                     217          14,687
Sanofi-Synthelabo SA                                       5,968         364,789
Schneider Electric SA                                      3,095         146,439
Societe BIC SA                                               544          18,752
Societe Generale                                           4,476         260,675
Societe Television Francaise 1                             1,922          51,349
Sodexho Alliance SA                                        1,279          29,526
STMicroelectronics NV                                      8,474         166,105
Suez SA, VVPR Strip                                        4,375              46
Suez SA                                                   12,124         210,426
Thales SA                                                  1,047          27,719
Thomson Multimedia (a)                                     2,496          42,588
Total Fina Elf SA                                          9,367       1,337,752
Total Fina Elf SA, VVPR Strip                              1,215              13
Unibail SA                                                   620          44,110
Valeo SA                                                     931          29,210
Vinci SA                                                     900          50,715
Vivendi Universal SA                                      13,514         218,243
Zodiac SA                                                    481           9,787
                                                                   -------------
                                                                       7,148,667
                                                                   -------------

GERMANY - 5.5%
Adidas-Salomon AG                                            700          60,453
Aixtron AG                                                 1,016           4,851
Allianz AG                                                 2,719         258,639
Altana AG                                                    950          43,364

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                        SHARES            $
                                                      ----------   -------------
BASF AG                                                    8,150         308,561
Bayer AG                                                  10,350         222,101
Bayer Hypo-und Vereinsbank AG                              4,934          78,801
Beiersdorf AG, Series A                                      433          48,208
Buderus AG                                                   500          11,543
Continental AG                                             1,653          25,845
DaimlerChrysler AG                                        12,506         385,162
Deutsche Bank AG                                           8,209         378,157
Deutsche Boerse AG                                           900          36,039
Deutsche Lufthansa AG                                      3,319          30,579
Deutsche Post AG                                           5,107          53,590
Deutsche Telekom AG                                       30,875         396,881
Douglas Holding AG                                           656          11,585
E.On AG                                                    8,700         351,021
Epcos AG                                                     824           8,534
Fresenius Medical Care AG                                    591          24,472
Gehe AG                                                      228           8,876
HeidelbergCement AG                                          467          17,396
HeidelbergCement AG, VVPR Strip                              250               3
Infineon Technologies AG                                   4,812          35,296
KarstadtQuelle AG                                            765          13,245
Linde AG                                                   1,220          44,807
MAN AG                                                     1,608          22,189
Merck KGAA                                                   920          24,521
Metro AG                                                   2,012          48,031
MLP AG                                                       778           7,674
Muenchener Rueckversich                                    1,554         185,897
Preussag AG                                                2,152          36,492
ProSieben Sat.1 Media AG                                   1,199           8,178
RWE AG                                                     5,305         137,499
SAP AG                                                     2,972         235,520
Schering AG                                                2,632         114,479
Siemens AG                                                11,777         500,503
ThyssenKrupp AG                                            4,740          52,972
Volkswagen AG                                              3,329         121,356
WCM Beteiligungs-und Grundbesitz AG (a)                    2,984           7,828
                                                                   -------------
                                                                       4,361,148
                                                                   -------------

GREECE - 0.2%
Alpha Bank AE                                              1,364          16,489
Aluminum of Greece SA                                         60           1,109
Attica Enterprises Holding SA                                380             989
Bank of Piraeus                                            1,084           6,870
Coca-Cola Hellenic Bottling Co. SA                           875          12,138
Commercial Bank of Greece                                    630           9,559
EFG Eurobank Ergasias                                      1,618          19,016
EYDAP Athens Water Supply and Sewage Co. SA                  220             836
Folli-Follie                                                 100           1,696
Greek Organization of Football Prognostics                   707           7,449
Hellenic Duty Free Shops SA                                  160           1,017
Hellenic Petroleum SA                                        852           4,935
Hellenic Technodomiki SA                                     566           3,504
Hellenic Telecommunications Organization SA                2,578          28,351
Intracom SA                                                  513           2,304
M. J. Maillis SA                                             220             942
National Bank of Greece SA                                 1,213          17,158
Panafon Hellenic Telecom SA                                1,733           9,893
Papastratos Cigarettes Co.                                   120           2,012
Public Power Corp. (PPC)                                     490           6,777
Technical Olympic SA                                         500           1,721
Titan Cement Co.                                             265          10,166
Viohalco, Hellenic Copper and Aluminum
   Industry SA                                               796           3,174
                                                                   -------------
                                                                         168,105
                                                                   -------------

HONG KONG - 1.3%
Amoy Properties, Ltd.                                     13,000          12,586
ASM Pacific Technology, Ltd.                               2,500           4,937
Bank of East Asia, Ltd.                                   16,200          27,733
BOC Hong Kong (Holdings), Ltd.                            37,500          38,470
Cathay Pacific Airways                                    12,000          16,388
Cheung Kong (Holdings), Ltd.                              18,000         117,140
Cheung Kong Infrastructure (Holdings), Ltd.                5,000           8,560
CLP Holdings, Ltd.                                        23,100          93,012
Esprit Holdings, Ltd.                                      3,122           5,244
Giordano International, Ltd.                               8,000           3,129
Hang Seng Bank, Ltd.                                       8,800          93,661
Henderson Land Development Co., Ltd.                       7,000          21,049
Hong Kong & China Gas Co., Ltd.                           47,183          60,806
Hong Kong Exchanges & Clearing, Ltd.                       8,000          10,053
Hongkong Electric Holdings, Ltd.                          16,500          62,523
Hutchison Whampoa, Ltd.                                   24,800         155,191
Hysan Development Co., Ltd.                               13,104           9,662
Johnson Electronic Holdings, Ltd.                         16,500          18,196
Li & Fung, Ltd.                                           21,000          19,927
MTR Corp.                                                 15,600          16,503
New World Development Co., Ltd.                           26,100          12,969
Pacific Century CyberWorks, Ltd. (a)                     141,665          22,344
Shangri-La Asia, Ltd.                                     20,189          13,333
Sino Land Co., Ltd.                                       20,146           6,458
South China Morning Post (Holdings), Ltd.                 16,533           6,890
Sun Hung Kai Properties, Ltd.                             15,000          88,672
Swire Pacific, Ltd.                                       11,500          44,019
Television Broadcast, Ltd.                                 4,000          12,618
Wharf (Holdings), Ltd. (The)                              14,000          26,480
                                                                   -------------
                                                                       1,028,553
                                                                   -------------

IRELAND - 0.7%
Allied Irish Banks PLC                                    13,435         184,683
Bank of Ireland                                           15,273         155,939
CRH PLC                                                    8,126         100,192
DCC PLC                                                      789           8,114
Elan Corp. PLC (a)                                         5,797          13,200
Greencore Group PLC                                        1,839           5,017
Independent News & Media PLC                               4,093           6,442
Irish Life & Permanent PLC                                 3,675          40,106
Kerry Group PLC                                            2,269          30,238
Ryanair Holdings PLC (a)                                   3,664          25,760
Waterford Wedgwood PLC                                     5,569           2,922
                                                                   -------------
                                                                         572,613
                                                                   -------------

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                        SHARES            $
                                                      ----------   -------------
ITALY - 3.7%
ACEA SpA                                                   1,195           5,292
Alitalia SpA (a)                                          11,000           2,793
Alleanza Assicurazioni                                     5,702          43,200
Assicurazioni Generali SpA                                14,732         302,995
Autogrill SpA                                              2,122          16,522
Autostrade SpA                                            11,975         119,124
Banca Di Roma SpA                                         14,629          18,697
Banca Fideuram SpA                                         2,956          13,896
Banca Intesa SpA                                          52,642         111,031
Banca Intesa SpA-RNC                                       7,000          11,532
Banca Monte dei Paschi di Siena SpA                        7,009          16,512
Banca Nazionale del Lavoro                                14,423          15,967
Banca Popolare di Milano Scrl                              5,500          20,027
Benetton Group SpA                                         1,431          12,764
Bipop-Carire SpA                                          20,657           9,646
Bulgari SpA                                                1,150           5,454
e.Biscom (a)                                                  52           1,490
Enel SpA                                                  31,376         163,304
Eni                                                       39,784         632,467
Fiat SpA                                                   2,989          24,308
Fiat SpA, RISP Non-Convertible                               539           2,364
Gruppo Editoriale L'Espresso SpA                           2,326           7,591
Italcementi SpA                                            1,250          12,592
Italgas SpA                                                2,638          35,875
La Rinascente SpA                                          1,589           7,370
Luxottica Group SpA                                        1,867          24,626
Mediaset SpA                                               8,600          65,517
Mediobanca SpA                                             5,692          46,827
Mediolanum SpA                                             3,012          15,519
Mondadori (Arnoldo) Editore SpA                            2,810          17,397
Parmalat Finanziaria SpA                                   7,253          17,277
Pirelli SpA                                               19,500          18,007
Riunione Adriatica di Sicurta SpA                          5,270          64,148
San Paolo - IMI SpA                                       12,469          81,122
Seat Pagine Gialle SpA (a)                                75,595          51,482
Snam Rete Gas SpA                                         11,126          37,944
Snia SpA                                                   4,500           8,570
Telecom Italia Mobile SpA                                 54,558         249,037
Telecom Italia SpA                                        35,830         271,833
Telecom Italia SpA, RNC Non-Convertible                   26,400         133,250
Tiscali SpA (a)                                            2,931          13,164
UniCredito Italiano SpA                                   48,997         195,890
                                                                   -------------
                                                                       2,924,423
                                                                   -------------

JAPAN - 20.3%
77 Bank, Ltd.                                              3,000          12,286
ACOM Co., Ltd.                                             1,010          33,193
ADERANS Co., Ltd.                                            200           4,466
Advantest Corp.                                            1,100          49,313
Aeon Credit Service Co., Ltd.                                400          14,528
Aiful Corp.                                                  650          24,429
Ajinomoto Co., Inc.                                        8,000          83,526
All Nippon Airways Co., Ltd. (ANA) (a)                    10,000          18,455
ALPS Electric Co., Ltd.                                    2,000          22,078
Amada Co., Ltd.                                            3,000           8,191
Amano Corp.                                                1,000           6,109
Anritsu Corp.                                              2,000           7,651
Aoyama Trading Co., Ltd.                                     600           8,444
Ariake Japan Co., Ltd.                                       200           5,663
Asahi Breweries, Ltd.                                      6,000          39,336
Asahi Chemical Industry, Ltd.                             19,000          47,072
Asahi Glass Co., Ltd.                                     11,000          67,389
Asatsu-Dk, Inc.                                              400           7,095
Ashikaga Bank, Ltd. (a)                                   11,000          12,699
Autobacs Seven Co., Ltd.                                     300           6,130
Bank of Fukuoka, Ltd. (The)                                8,000          32,089
Bank of Yokohama, Ltd. (The)                              13,000          51,378
Banyu Pharmaceutical Co., Ltd.                             2,000          18,775
Bellsystem24, Inc.                                            50           9,762
Benesse Corp.                                              1,000          11,208
Bridgestone Corp.                                          8,000          99,098
Canon, Inc.                                               12,000         452,010
Capcom Co., Ltd.                                             600           9,035
Casio Computer Co., Ltd.                                   3,000          16,710
Central Japan Railway Co.                                     15          93,410
Chiba Bank, Ltd. (The)                                     9,000          28,668
Chubu Electric Power Co.                                   9,000         160,782
Chugai Pharmaceutical Co., Ltd.                            2,600          24,758
Citizen Watch Co., Ltd.                                    4,000          17,831
Coca-Cola West Japan Co., Ltd.                               200           2,991
Credit Saison Co., Ltd.                                    1,700          29,009
CSK Corp.                                                  1,100          23,081
DAI Nippon Printing Co., Ltd.                              8,000          88,514
Daicel Chemical Industries, Ltd.                           4,000          11,292
Daiei, Inc. (The) (a)                                      5,000           5,435
Daifuku Co., Ltd.                                          1,000           3,000
Daiichi Pharmaceutical Co., Ltd.                           2,900          41,617
Daikin Industries, Ltd.                                    2,000          31,685
Daimaru, Inc. (The)                                        3,000           8,949
Dainippon Ink & Chemicals, Inc.                           10,000          16,011
Dainippon Screen MFG. Co., Ltd.                            1,000           3,489
Daito Trust Construction Co., Ltd.                         1,000          22,120
Daiwa House Industry Co., Ltd.                             6,000          33,774
Daiwa Securities Group, Inc.                              15,000          66,613
Denki Kagaku Kogyo Kabushiki Kaisha                        3,000           6,548
Denso Corp.                                                6,700         109,926
Dowa Mining Co., Ltd.                                      4,000          16,853
East Japan Railway Co.                                        58         287,874
Ebara Corp.                                                4,000          12,370
Eisai Co., Ltd.                                            3,300          74,109
FamilyMart Co., Ltd.                                         600          11,755
FANUC, Ltd.                                                1,500          66,360
Fast Retailing Co., Ltd.                                     800          28,179
Fuji Electric Co., Ltd.                                    6,000          10,466
Fuji Machine MFG. Co., Ltd.                                  300           2,831
Fuji Photo Film Co., Ltd.                                  6,000         195,669
Fuji Soft ABC, Inc.                                          400           6,320
Fuji Television Network, Inc.                                  4          16,112
Fujikura, Ltd.                                             5,000          11,882
Fujisawa Pharmaceutical Co., Ltd.                          3,000          68,636
Fujitsu Support & Service, Inc.                              400           4,652
Fujitsu, Ltd.                                             22,000          62,847
Furukawa Electric Co., Ltd. (The)                          7,000          14,688

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                        SHARES            $
                                                      ----------   -------------
Gunma Bank, Ltd. (The)                                     6,000          26,089
Gunze, Ltd.                                                2,000           7,365
Hankyu Department Stores, Inc.                             1,000           4,829
Hino Motors, Ltd.                                          3,000          10,289
Hirose Electric Co., Ltd.                                    500          38,173
Hitachi Cable, Ltd.                                        1,000           2,494
Hitachi Software Engineering Co., Ltd.                       400           9,101
Hitachi Zosen Corp. (a)                                    7,000           1,475
Hitachi, Ltd.                                             39,000         149,532
Hokuriku Bank, Ltd. (The) (a)                             10,000          13,483
Honda Motor Co., Ltd.                                      8,700         321,842
House Food Corp.                                           1,000           9,446
Hoya Corp.                                                 1,500         105,039
Isetan Co., Ltd.                                           2,500          17,148
Ishihara Sangyo Kaisha, Ltd. (a)                           3,000           3,084
Ishikawajima-Harima Heavy Industries Co., Ltd.            19,000          17,292
Ito En, Ltd.                                                 400          13,550
Ito-Yokado Co., Ltd.                                       5,000         147,468
Itochu Corp.                                              17,000          36,816
Itochu Techno-Science Corp.                                  400           8,477
Japan Airlines System Corp. (a)                           14,000          29,847
Japan Tobacco, Inc.                                           11          73,599
Jfe Holding, Inc. (a)                                      6,700          81,358
JGC Corp.                                                  3,000          16,786
Joyo Bank, Ltd. (The)                                     11,000          30,589
JSR Corp.                                                  2,000          20,089
Jusco Co., Ltd.                                            3,400          80,509
Kajima Corp.                                              10,000          22,331
Kaken Pharmaceutical Co., Ltd.                             1,000           4,154
Kamigumi Co., Ltd.                                         3,000          14,410
Kanebo, Ltd. (a)                                           5,000           4,761
Kaneka Corp.                                               4,000          21,404
Kansai Electric Power Co. (The)                            9,700         146,558
Kao Corp.                                                  8,000         175,613
Katokichi Co., Ltd.                                          400           6,000
Kawasaki Heavy Industries, Ltd. (a)                       13,000          10,297
Kawasaki Kisen Kaisha, Ltd.                                4,000           6,876
Keihin Electric Express Railway Co., Ltd.                  4,000          18,202
Keio Electric Railway Co., Ltd.                            7,000          37,103
Keyence Corp.                                                400          69,605
Kikkoman Corp.                                             3,000          20,806
Kinden Corp.                                               1,000           3,691
Kinki Nippon Railway Co., Ltd.                            19,000          40,988
Kirin Brewery Co., Ltd.                                   10,000          63,622
Kokuyo Co., Ltd.                                           2,000          16,634
Komatsu, Ltd.                                             13,000          42,395
Komori Corp.                                               1,000          10,171
Konami Co., Ltd.                                           1,200          27,707
Konica Corp.                                               4,000          29,022
Koyo Seiko Co., Ltd.                                       1,000           4,441
Kubota Corp.                                              13,000          35,274
Kuraray Co., Ltd.                                          6,000          37,212
Kurita Water Industries, Ltd.                              2,000          20,140
Kyocera Corp.                                              2,300         133,926
Kyowa EXEO Corp.                                           1,000           3,160
Kyowa Hakko Kogyo Co., Ltd.                                4,000          16,584
Kyushu Electric Power Co.                                  5,500          80,458
Lawson, Inc.                                                 900          21,690
Mabuchi Motor Co., Ltd.                                      400          36,808
Makita Corp.                                               1,000           7,247
Marubeni Corp. (a)                                        20,000          18,370
Marui Co., Ltd.                                            4,000          39,167
Matsushita Electric Industrial Co., Ltd.                  30,400         299,722
Matsushita Electric Works, Ltd.                            6,000          37,111
Meiji Milk Products Co., Ltd.                              2,000           6,303
Meiji Seika Kaisha, Ltd.                                   3,000           8,823
Meitec Corp.                                                 400           9,775
Millea Holdings, Inc.                                         25         179,911
Minebea Co., Ltd.                                          5,000          17,401
Mitsubishi Chemical Corp.                                 23,000          45,934
Mitsubishi Corp.                                          14,000          85,531
Mitsubishi Electric Corp.                                 22,000          50,796
Mitsubishi Estate Co., Ltd.                               13,000          99,031
Mitsubishi Gas Chemical Co., Inc.                          3,000           4,171
Mitsubishi Heavy Industries, Ltd.                         40,000          97,750
Mitsubishi Logistics Corp.                                 1,000           4,879
Mitsubishi Materials Corp.                                11,000          12,050
Mitsubishi Paper Mills, Ltd.                               2,000           2,427
Mitsubishi Rayon Co., Ltd.                                 8,000          18,269
Mitsubishi Tokyo Financial Group, Inc.                        61         331,555
Mitsui & Co., Ltd.                                        17,000          79,363
Mitsui Chemicals, Inc.                                     8,000          35,662
Mitsui Engineering & Shipbuilding Co., Ltd.(a)             8,000           5,798
Mitsui Fudosan Co., Ltd.                                  10,000          64,886
Mitsui Marine & Fire Insurance Co., Ltd.                  18,400          84,658
Mitsui Mining & Smelting Co., Ltd.                         8,000          18,471
Mitsui O.S.K. Lines, Ltd.                                 12,000          24,876
Mitsui Trust Holdings, Inc.                                9,300          15,125
Mitsukoshi, Ltd.                                           6,000          12,488
Mitsumi Electric Co., Ltd.                                 1,100          10,020
Mizuho Holdings, Inc.                                         99          92,601
Mori Seiki Co., Ltd.                                       1,000           5,090
Murata Manufacturing Co., Ltd.                             3,300         129,308
Namco, Ltd.                                                  400           6,701
NEC Corp.                                                 19,000          71,088
Net One Systems Co., Ltd.                                      1           4,256
NGK Insulators, Ltd.                                       4,000          21,842
NGK Spark Plug Co., Ltd.                                   3,000          19,415
Nichirei Corp.                                             2,000           5,612
Nidec Corp.                                                  500          31,179
Nikko Cordial Corp.                                       18,000          60,672
Nikon Corp.                                                4,000          30,067
Nintendo Co., Ltd.                                         1,400         130,833
Nippon COMSYS Corp.                                        1,000           3,388
Nippon Express Co., Ltd.                                  11,000          43,103
Nippon Kayaku Co., Ltd.                                    2,000           7,432
Nippon Meat Packers, Inc.                                  2,000          19,971
Nippon Mining Holdings, Inc.                               7,500          10,049
Nippon Mitsubishi Oil Corp.                               18,000          81,604
Nippon Sanso Corp.                                         2,000           6,067
Nippon Sheet Glass Co., Ltd.                               5,000           8,974
Nippon Shokubai Co., Ltd.                                  1,000           4,205
Nippon Steel Corp.                                        72,000          84,335
Nippon System Development Co., Ltd.                          400           4,685
Nippon Telegraph and Telephone Corp.                          96         348,664
Nippon Unipac Holding                                         16          69,436

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                        SHARES            $
                                                      ----------   -------------
Nippon Yusen Kabushiki Kaisha                             14,000          47,190
Nishimatsu Construction Co., Ltd.                          4,000          11,764
Nissan Chemical Industries, Ltd.                           1,000           3,741
Nissan Motor Co., Ltd.                                    31,000         241,898
Nisshin Flour Milling Co., Ltd.                            2,000          13,314
Nisshinbo Industries, Inc.                                 2,000           6,944
Nissin Food Products Co., Ltd.                             1,300          29,030
Nitto Denko Corp.                                          2,000          56,965
Nomura Securities Co., Ltd. (The)                         24,000         269,790
Noritake Co., Ltd.                                         1,000           2,848
NSK, Ltd.                                                  7,000          18,050
NTN Corp.                                                  4,000          13,820
NTT Data Corp.                                                22          60,807
NTT DoCoMo, Inc.                                             317         585,009
Obayashi Corp.                                             8,000          17,797
OBIC Co., Ltd.                                               100          17,401
Oji Paper Co., Ltd.                                       12,000          51,572
Oki Electric Industry Co., Ltd.                            6,000           9,708
Okumura Corp.                                              3,000           9,682
Olympus Optical Co., Ltd.                                  3,000          48,892
Omron Corp.                                                3,000          44,240
Onward Kashiyama Co., Ltd.                                 1,000           7,837
Oracle Corp., Japan                                          600          14,536
Oriental Land Co., Ltd.                                      700          42,412
Orix Corp.                                                 1,100          70,911
Osaka Gas Co., Ltd.                                       30,000          74,071
Paris Miki, Inc.                                             400           5,632
Pioneer Corp.                                              1,800          33,749
Promise Co., Ltd.                                          1,200          42,774
Q.P. Corp.                                                 1,000           7,921
Resona Holdings, Inc. (a)                                 58,000          31,769
Ricoh Co., Ltd.                                            8,000         131,255
Rohm Co., Ltd.                                             1,500         190,992
Saizeriya Co., Ltd.                                          100           1,481
Sanden Corp.                                               1,000           3,270
Sankyo Co., Ltd.                                           5,400          67,756
Sanrio Co., Ltd.                                             500           2,486
Sanyo Electric Co., Ltd                                   21,000          54,681
Sapporo Breweries, Ltd.                                    5,000           8,258
Secom Co., Ltd.                                            2,500          85,742
Sega Corp. (a)                                             1,600          15,775
Seino Transportation Co., Ltd.                             2,000          11,713
Seiyu, Ltd. (The) (a)                                      4,000          11,696
Sekisui Chemical Co., Ltd.                                 8,000          20,696
Sekisui House, Ltd.                                        7,000          49,549
Seven-Eleven Japan Co., Ltd.                               5,000         152,524
Sharp Corp.                                               12,000         113,963
Shimachu Co., Ltd.                                           400           8,090
Shimamura Co., Ltd.                                          300          19,112
Shimano, Inc.                                                900          13,651
Shimizu Corp.                                              8,000          20,022
Shin-Etsu Chem Co., Ltd.                                   5,100         167,178
Shionogi & Co., Ltd.                                       4,000          56,560
Shiseido Co., Ltd.                                         5,000          65,012
Shizuoka Bank, Ltd. (The)                                  8,000          51,572
Showa Denko K.K. (a)                                      14,000          17,814
Showa Shell Sekiyu K.K.                                    1,000           6,944
Skylark Co., Ltd.                                          1,300          17,243
SMC Corp.                                                    700          65,712
Snow Brand Milk Products Co., Ltd. (a)                     2,500           3,623
Softbank Corp.                                             2,800          31,971
Sony Corp.                                                12,100         505,738
Stanley Electric Co., Ltd.                                 2,000          22,331
Sumitomo Bakelite Co., Ltd.                                3,000          12,387
Sumitomo Chemical Co., Ltd.                               14,000          55,330
Sumitomo Corp.                                            10,000          42,976
Sumitomo Electric Industries, Ltd.                         7,000          45,361
Sumitomo Forestry Co., Ltd.                                1,000           5,528
Sumitomo Heavy Industries, Ltd. (a)                       12,000           6,674
Sumitomo Metal Industries, Ltd. (a)                       47,000          17,030
Sumitomo Metal Mining Co., Ltd.                            6,000          25,027
Sumitomo Mitsui Financial Group, Inc.                         51         159,442
Sumitomo Osaka Cement Co., Ltd.                            3,000           3,944
Sumitomo Realty & Development Co., Ltd.                    5,000          20,351
Sumitomo Trust & Banking Co., Ltd.                        11,000          44,586
Suruga Bank, Ltd.                                          3,000          11,806
Suzuken Co., Ltd.                                            400           9,640
Taiheiyo Cement Corp.                                      9,800          12,387
Taisei Corp.                                              10,000          15,927
Taisho Pharmaceutical Co., Ltd.                            2,000          29,409
Taiyo Yuden Co., Ltd.                                      1,000          10,601
Takara Shuzo Co., Ltd.                                     3,000          13,070
Takashimaya Co., Ltd.                                      4,000          15,674
Takeda Chemical Industries, Ltd.                          11,000         459,762
Takefuji Corp.                                             1,020          58,878
Takuma Co., Ltd.                                           1,000           5,393
TDK Corp.                                                  1,500          60,420
Teijin, Ltd.                                              10,000          23,932
Teikoku Oil Co., Ltd.                                      3,000          11,983
Terumo Corp.                                               2,800          38,743
THK Co., Ltd.                                              1,500          16,521
TIS, Inc.                                                    400           5,905
Tobu Railway Co., Ltd.                                     9,000          23,890
Toda Corp.                                                 2,000           3,354
Toho Co., Ltd.                                             2,100          20,156
Tohoku Elecric Power Co., Inc.                             5,700          83,913
Tokyo Electric Power Co., Inc.                            15,800         300,236
Tokyo Electron, Ltd.                                       2,100          95,028
Tokyo Gas Co., Ltd.                                       36,000         112,851
Tokyo Style Co., Ltd.                                      1,000           8,477
Tokyu Corp.                                               13,000          45,791
TonenGeneral Sekiyu K.K.                                   5,000          32,864
Toppan Printing Co., Ltd.                                  8,000          60,201
Toray Industries, Inc.                                    18,000          38,224
Toshiba Corp.                                             39,000         122,255
Tosoh Corp.                                                8,000          19,280
Tostem Corp.                                               3,000          45,504
Toto, Ltd.                                                 5,000          18,497
Toyo Seikan Kaisha, Ltd.                                   2,000          23,848
Toyobo Co., Ltd.                                          11,000          14,368
Toyoda Gosei Co., Ltd.                                       600          11,275
Toyota Industries Corp.                                    1,400          21,058
Toyota Motor Corp.                                        32,500         873,641
Trans Cosmos, Inc.                                           200           2,044
Trend Micro, Inc.                                          1,000          17,106
Ube Industries, Ltd.                                       8,000           8,022

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                        SHARES            $
                                                      ----------   -------------
UFJ Holdings, Inc. (a)                                        54          54,605
Uni-Charm Corp.                                              500          19,845
UNY Co., Ltd.                                              2,000          19,567
Ushio, Inc.                                                1,000          10,955
Wacoal Corp.                                               1,000           7,710
West Japan Railway Co.                                        19          67,405
World Co., Ltd.                                              700          13,449
Yakult Honsha Co., Ltd.                                    2,000          22,786
Yamada Denki Co., Ltd.                                       900          18,998
Yamaha Corp.                                               2,600          24,035
Yamaha Motor Co., Ltd.                                     1,000           8,258
Yamanouchi Pharmaceutical Co., Ltd.                        4,400         127,547
Yamato Transport Co., Ltd.                                 5,000          65,307
Yamazaki Baking Co., Ltd.                                  3,000          16,811
Yasuda Fire & Marine Insurance Co., Ltd.                  11,000          64,237
Yokogawa Electric Corp.                                    3,000          18,631
                                                                   -------------
                                                                      16,072,383
                                                                   -------------

LUXEMBOURG - 0.1%
Arcelor (a)                                                5,222          64,222
                                                                   -------------

NETHERLANDS - 5.5%
ABN AMRO Holding NV                                       21,356         349,144
Aegon NV                                                  19,589         252,011
Akzo Nobel NV                                              4,344         137,799
ASM Lithography Holding NV (a)                             6,507          54,352
Buhrmann NV                                                1,642           7,168
Elsevier NV                                                9,061         110,769
Getronics NV                                               6,234           3,794
Hagemeyer NV                                               1,028           7,443
Heineken NV                                                2,975         116,131
IHC Caland NV                                                439          23,171
ING Groep NV                                              25,634         434,147
KLM Royal Dutch Airlines                                     458           4,412
Koninklijke (Royal) KPN NV (a)                            25,985         169,056
Koninklijke (Royal) Philips Electronics NV                19,939         349,411
Koninklijke Ahold NV                                       9,727         123,504
Koninklijke Numico NV                                      2,009          25,298
Oce NV                                                     1,001          11,029
Qiagen NV (a)                                              2,204          11,217
Royal Dutch Petroleum Co.                                 32,072       1,411,806
Royal Vendex KBB NV                                        1,635          17,757
TNT Post Group NV                                          5,153          83,542
Unilever NV                                                8,643         531,017
Vedior NV                                                  1,927          11,000
VNU NV                                                     3,354          87,460
Wolters Kluwer NV                                          4,092          71,279
                                                                   -------------
                                                                       4,403,717
                                                                   -------------

NEW ZEALAND - 0.2%
Auckland International Airport, Ltd.                       2,438           7,077
Carter Holt Harvey, Ltd.                                  13,779          12,612
Contact Energy, Ltd.                                       4,649           9,654
Fisher & Paykel Appliances Holdings, Ltd., Series H          636           3,343
Fisher & Paykel Industries, Ltd.                             806           3,984
Fletcher Building, Ltd.                                   10,003          17,527
Fletcher Challenge Forests, Ltd. (a)                       1,876             971
Independent Newspapers, Ltd.                                 651           1,039
Sky City Entertainment Group, Ltd.                         3,284          13,896
Telecom Corp. of New Zealand, Ltd.                        25,076          59,416
Tower, Ltd.                                                  670             736
Warehouse Group, Ltd.                                      2,607           9,982
                                                                   -------------
                                                                         140,237
                                                                   -------------

NORWAY - 0.5%
Bergesen d.y. ASA, Series A                                  323           6,155
Bergesen d.y. ASA, Series B                                  200           3,233
Den Norsske Bank                                           5,805          27,317
EDB Business Partner ASA (a)                                 200             534
Frontline, Ltd.                                            1,141           9,964
Gjensidige Nor Asa (a)                                       822          26,934
Kvaerner ASA, Series A (a)                                 5,252           2,805
Merkantildata ASA (a)                                      1,600           1,201
Nera ASA                                                   1,093           1,183
Norsk Hydro ASA                                            2,323         104,116
Norske Skogindustrier ASA                                  1,531          21,658
Orkla ASA                                                  3,042          51,814
Schibsted ASA                                                600           6,236
Smedvig ASA, Series A                                        400           1,906
Smedvig ASA, Series B                                        200             811
Statoil ASA                                                6,758          57,066
Storebrand ASA                                             2,458           9,225
Tandberg ASA (a)                                           2,316          13,372
Telenor ASA                                                7,156          27,373
Tomra Systems ASA                                          2,801          18,235
                                                                   -------------
                                                                         391,138
                                                                   -------------

PORTUGAL - 0.3%
Banco Comercial Portugues SA                              21,420          51,247
Banco Espirito Santo SA, Registered                        1,541          20,213
BPI - SGPS SA                                              5,732          13,112
Brisa-Auto Estrada de Portugal SA                          2,969          16,450
CIMPOR-Cimentos de Portugal, SGPS SA                         319           5,356
Electridade de Portugal SA                                23,120          38,575
Jeronimo Martins SGPS SA (a)                                 723           5,273
Portugal Telecom SGPS SA                                  13,929          95,737
PT Multimedia-Servicos de
   Telecomunicacoes e Multimedia SA (a)                      281           2,954
Sonae, S.G.P.S. SA                                        24,685          10,361
                                                                   -------------
                                                                         259,278
                                                                   -------------

SINGAPORE - 0.8%
Allgreen Properties, Ltd.                                  2,000           1,096
Capitaland, Ltd.                                          27,000          17,279
Chartered Semiconductor Manufacturing, Ltd. (a)           12,401           5,076
City Developments, Ltd.                                    7,487          17,957
Creative Technology, Ltd.                                    600           4,255
Cycle & Carriage, Ltd.                                     1,869           3,664
Datacraft Asia, Ltd.                                       1,000             655
DBS Group Holdings, Ltd.                                  16,000         101,469
First Capital Corp., Ltd.                                  4,000           1,637
Fraser & Neave, Ltd.                                       2,313          10,401
GES International, Ltd.                                    3,000             510
Haw Par Corp., Ltd.                                        2,746           5,161

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                        SHARES            $
                                                      ----------   -------------
Hotel Properties, Ltd.                                     4,000           2,145
Keppel Corp., Ltd.                                         9,356          19,958
Keppel Land, Ltd.                                          2,000           1,119
NatSteel, Ltd.                                             2,000           2,375
Neptune Orient Lines, Ltd. (a)                            23,000          12,199
Oversea-Chinese Banking Corp., Ltd.                       15,365          85,483
Overseas Union Enterprise, Ltd.                            2,069           6,978
Parkway Holdings, Ltd.                                     7,063           3,074
SembCorp Industries, Ltd.                                 11,000           4,978
SembCorp Logistics, Ltd.                                   2,000           1,810
SembCorp Marine, Ltd.                                      2,000           1,044
Singapore Airlines, Ltd.                                   8,394          49,362
Singapore Exchange, Ltd.                                   3,000           2,127
Singapore Food Industries                                  2,265             914
Singapore Land, Ltd.                                       1,000           1,822
Singapore Press Holdings, Ltd.                             5,020          52,674
Singapore Technologies Engineering, Ltd.                  15,000          14,269
Singapore Telecommunications, Ltd.                       100,437          71,802
SMRT Corp., Ltd.                                           2,000             663
ST Assembly Test Services, Ltd. (a)                        1,000             663
United Overseas Bank, Ltd.                                18,251         124,162
United Overseas Land, Ltd.                                 7,327           6,801
Venture Manufacturing (Singapore), Ltd.                    3,000          24,041
Wing Tai Holdings, Ltd.                                    5,000           1,499
                                                                   -------------
                                                                         661,122
                                                                   -------------

SPAIN - 2.9%
Acciona SA                                                   264          10,873
Acerinox SA                                                  453          16,633
ACS SA                                                       438          14,087
Aguas De Barcelona                                             7              66
Altadis SA, Series A                                       3,865          88,171
Amadeus Global Travel Distribution SA,
   Series A                                                3,864          15,935
Autopistas, Concesionaria Espanola SA                      1,403          15,900
Banco Bilbao Vizcaya Argentaria SA                        40,434         386,953
Banco Santander Central Hispano SA                        57,718         396,101
Corporacion Mapfre, Compania Internacional
   de Reaseguros SA                                        1,809          14,674
Empresa Nacional de Electricidad SA                       12,314         144,076
Fomento de Construcciones y Contratas SA                     710          15,944
Gas Natural SDG SA                                         2,979          56,487
Grupo Dragados SA                                          1,460          24,819
Grupo Ferrovial SA                                           583          14,774
Iberdrola SA                                              10,677         149,571
Iberia Lineas Aereas de Espana SA                          4,227           6,210
Industria de Diseno Textil, SA                             2,892          68,311
Metrovacesa SA                                               468           9,920
NH Hoteles SA (a)                                            939           8,070
Promotora de Informaciones SA                                328           2,137
Puleva Biotech SA (a)                                        110             349
Repsol YPF SA                                             12,491         165,152
Sociedad General de Aguas de Barcelona SA                    752           7,575
Sol Melia SA                                               1,026           4,059
Telefonica Publicidad e Informacion SA                     1,477           4,696
Telefonica SA (a)                                         61,498         550,462
TelePizza SA (a)                                           4,299           3,383
Terra Networks SA (a)                                      6,380          26,846
Union Electrica Fenosa SA                                  3,092          40,719
Vallehermoso SA                                            1,544          16,040
Zeltia SA                                                  2,599          14,782
                                                                   -------------
                                                                       2,293,775
                                                                   -------------

SWEDEN - 1.6%
Assa Abloy AB, Series B                                    3,716          42,434
Atlas Copco AB, Series A                                   1,785          34,826
Atlas Copco AB, Series B                                     500           8,866
Drott AB, Series B                                         1,400          15,585
Electrolux AB                                              3,905          61,622
Eniro AB                                                   1,864          11,766
Gambro AB, Series A                                        1,600           8,906
Gambro AB, Series B                                          800           4,444
Hennes & Mauritz AB (H&M), Series B                        5,935         114,431
Hoganas AB, Series B                                         107           2,026
Holmen AB, Series B                                          600          14,564
Modern Times Group MTG AB (a)                                475           3,843
Nobel Biocare Holding AG                                     183          11,677
Nordea AB                                                 28,150         124,058
OM Gruppen AB                                                500           2,387
Sandvik AB                                                 2,900          64,734
Sapa AB                                                      100           1,836
SAS AB (a)                                                   530           3,005
Securitas AB, Series B                                     3,716          44,353
Skandia Forsakrings AB                                    10,878          28,964
Skandinaviska Enskilda Banken (SEB),
   Series A                                                5,954          49,541
Skanska AB                                                 4,700          27,510
SKF AB, Series A                                             400          10,352
SKF AB, Series B                                             967          25,081
SSAB Svenskt Stal AB, Series A                               400           4,728
SSAB Svenskt Stal AB, Series B                               200           2,238
Svenska Cellulosa AB (SCA), Series B                       2,233          75,345
Svenska Handelsbanken AB, Series A                         7,251          96,532
Svenska Handelsbanken AB, Series B                           500           6,370
Swedish Match AB                                           5,205          40,919
Tele2 AB, Series B (a)                                     1,289          34,099
Telefonaktiebolaget LM Ericsson, New (a)                 191,592         134,129
Telia AB                                                  23,286          87,657
Trelleborg AB, Series B                                    1,300          10,518
Volvo AB, Series A                                         1,700          26,534
Volvo AB, Series B                                         2,385          38,868
WM-Data AB, Series B                                       2,500           2,181
                                                                   -------------
                                                                       1,276,929
                                                                   -------------

SWITZERLAND - 8.2%
ABB, Ltd.                                                 13,473          38,294
Adecco SA                                                  1,808          70,871
Ciba Specialty Chemicals AG                                  993          69,231
Clariant AG                                                2,047          32,718
Compagnie Financiere Richemont AG                          8,000         149,274
Credit Suisse Group (a)                                   18,156         393,926
Forbo Holding AG                                              10           2,980
Georg Fischer AG                                              30           3,037
Givaudan AG                                                  109          48,876

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                        SHARES            $
                                                      ----------   -------------
Holcim, Ltd.                                                 455          82,596
Kudelski SA (a)                                              639           8,665
Kuoni Reisen Holding AG, Series B                             30           5,663
Logitech International SA (a)                                668          19,928
Lonza Group AG                                               651          39,549
Nestle SA                                                  6,014       1,274,397
Novartis AG                                               41,630       1,518,942
Phonak Holding AG                                            172           1,617
PubliGoupe SA                                                 25           3,978
Roche Holding AG                                             767          97,075
Roche Holding AG, Bearer                                  10,605         738,986
Serono SA                                                    112          60,022
SGS Societe Generale de Surveillance Holding SA               93          27,980
Sulzer AG                                                     80          10,877
Sulzer Medica AG                                             138          24,053
Swatch Group AG, Registered                                  441          36,678
Swatch Group AG, Series B                                  1,192          20,173
Swiss Re                                                   4,803         315,060
Swisscom AG                                                  391         113,254
Syngenta AG                                                1,700          98,420
Synthes-Stratec, Inc.                                         65          39,864
Tecan Group AG                                                59           1,941
Unaxis Holding AG                                             83           5,553
UBS AG (a)                                                19,052         925,941
Valora Holding AG                                             65          12,458
Zurich Financial Services AG                                 188          18,143
Zurich Financial Services                                  2,156         201,146
                                                                   -------------
                                                                       6,512,166
                                                                   -------------

UNITED KINGDOM - 27.2%
3i Group PLC                                               8,754          78,216
Aegis Group PLC                                           19,246          24,245
Aggreko PLC                                                2,794           6,635
AMEC PLC                                                   4,526          10,438
Amvescap PLC                                               8,763          56,148
ARM Holdings PLC (a)                                      18,162          14,035
Associates British Ports Holdings PLC                      4,650          29,907
AstraZeneca Group PLC                                     25,526         912,293
AWG PLC                                                    1,592          11,110
BAA PLC                                                   15,875         128,808
BAE Systems PLC                                           46,044          91,916
Balfour Beatty PLC                                         7,864          18,294
Barclays PLC                                              97,395         603,665
Barratt Developments PLC                                   3,436          21,629
Bass PLC                                                  13,071         105,636
BBA Group PLC                                              6,478          19,267
Berkeley Group PLC (The)                                   1,212          11,629
BG Group PLC                                              51,628         222,751
BHP Billiton PLC                                          33,940         181,268
BOC Group PLC                                              7,232         103,388
Boots Co. PLC                                             12,712         119,925
BP Amoco PLC                                             330,266       2,270,337
BPB PLC                                                    7,427          29,414
Brambles Industries PLC                                   10,961          26,822
British Airways PLC                                        8,435          18,332
British America Tobacco PLC                               24,317         242,913
British Land Co. PLC (The)                                 7,748          56,380
British Sky Broadcasting PLC (a)                          17,994         185,109
BT Group PLC                                             127,988         401,793
Bunzl PLC                                                  7,350          44,964
Cable & Wireless PLC                                      32,292          23,264
Cadbury Schweppes PLC                                     30,335         188,996
Canary Wharf Group PLC (a)                                 7,278          27,593
Capita Group PLC                                          10,288          40,993
Caradon PLC                                                8,366          14,775
Carlton Communications PLC                                11,013          23,802
Celltech Group PLC (a)                                     3,502          19,451
Centrica PLC                                              61,428         169,107
CGNU PLC                                                  33,643         239,937
Chubb PLC                                                 10,466          14,785
Close Brothers Group PLC                                   2,399          21,474
Compass Group PLC                                         32,497         172,646
Corus Group PLC (a)                                       44,232          19,404
Daily Mail & General Trust                                 4,319          40,433
De La Rue PLC                                              2,663          12,476
Diageo PLC                                                47,201         512,925
Dixons Group PLC                                          28,093          65,579
Electrocomponents PLC                                      5,804          26,817
EMI Group PLC                                             10,144          22,700
Exel PLC                                                   4,379          48,502
FirstGroup PLC                                             7,071          26,808
FKI PLC                                                    7,751          10,981
George Wimpey PLC                                          5,822          24,932
GKN PLC                                                   10,898          35,221
GlaxoSmithKline PLC                                       89,231       1,712,342
Granada Compass PLC                                       39,202          50,331
Great Portland Estates PLC                                 2,783           9,946
Great Universal Stores PLC                                15,012         139,448
Hammerson PLC                                              3,988          30,368
Hanson PLC                                                11,237          49,930
Hays PLC                                                  30,336          45,297
HBOS PLC                                                  55,410         584,289
Hilton Group PLC                                          22,818          61,347
HSBC Holdings PLC                                        138,923       1,535,371
IMI PLC                                                    4,114          17,386
Imperial Chemical Industries PLC                          17,116          63,377
Imperial Tobacco Group PLC                                10,712         181,937
International Power PLC (a)                               14,158          21,824
Invensys PLC                                              49,950          42,419
J Sainsbury PLC                                           21,284          95,514
Johnson Matthey PLC                                        3,382          43,557
Kelda Group PLC                                            5,589          38,150
Kidde PLC                                                 11,305          12,876
Kingfisher PLC                                            37,260         133,466
Land Securities Group PLC                                  6,746          85,254
Legal & General Group PLC                                 97,857         151,238
Lloyds TSB Group PLC                                      81,691         586,554
Logica PLC                                                11,944          28,843
Man Group PLC                                              4,183          59,732
Marks & Spencer Group PLC                                 33,728         171,041
Misys PLC                                                  7,369          20,880
National Grid Group PLC                                   51,606         379,262
Next PLC                                                   4,764          56,486
Nycomed Amersham PLC                                      10,578          94,684

See notes to financial statements.

                                                                       MARKET
                                                                        VALUE
                                                        SHARES            $
                                                      ----------   -------------
P & O Princess Cruises PLC                                10,252          71,135
Pearson PLC                                               11,951         110,533
Peninsular & Oriental Steam Navigation Co.                10,071          26,671
Pilkington PLC                                            13,321          12,438
Provident Financial PLC                                    3,954          37,811
Prudential PLC                                            29,962         211,755
Rank Group PLC                                             9,222          39,566
Reckitt Benckiser PLC                                      7,865         152,575
Reed International PLC                                    19,031         162,994
Rentokil Initial PLC                                      27,303          96,701
Reuters Group PLC                                         20,461          58,469
Rexam PLC                                                  5,947          40,594
Rio Tinto PLC                                             15,813         315,671
RMC Group PLC                                              3,984          23,539
Rolls-Royce PLC                                           20,609          35,501
Royal & Sun Alliance Insurance Group PLC                  28,632          55,659
Royal Bank of Scotland Group PLC                          40,359         966,812
SABMiller PLC                                             11,709          83,224
Safeway PLC                                               16,225          55,702
Sage Group PLC                                            17,388          37,231
Schroders PLC                                              1,707          14,043
Scottish & Newcastle PLC                                  11,748          87,662
Scottish & Southern Energy PLC                            12,783         139,940
ScottishPower PLC                                         27,860         162,588
Securicor PLC                                              6,798           9,275
Serco Group PLC                                            6,456          15,916
Severn Trent PLC                                           4,778          53,383
Shell Transport & Trading Co. PLC                        142,956         941,292
Signet Group PLC                                          25,245          27,637
Slough Estates PLC                                         6,036          32,942
Smith & Nephew PLC                                        13,517          82,801
Smiths Group PLC                                           8,131          91,042
SSL International PLC                                      2,218           9,150
Stagecoach Holdings PLC                                   18,797           8,927
Tate & Lyle PLC                                            5,899          29,915
Taylor Woodrow PLC                                         7,979          21,773
Telewest Communications PLC (a)                           10,030             323
Tesco PLC                                                104,707         327,021
Unilever PLC                                              41,103         391,075
United Business Media PLC                                  4,926          22,998
United Utilities PLC                                       8,606          86,454
Vodafone Group PLC                                     1,001,195       1,825,389
Whitbread PLC                                              4,380          38,148
Wolseley PLC                                               8,479          71,186
WPP Group PLC                                             16,498         126,028
                                                                   -------------
                                                                      21,565,506
                                                                   -------------

TOTAL COMMON STOCKS
(Cost $93,134,423)                                                    76,350,016
                                                                   -------------

PREFERRED STOCKS - 0.4%
AUSTRALIA - 0.2%
News Corp., Ltd.                                          28,460         153,046
                                                                   -------------

GERMANY - 0.2%
Boss Hugo AG                                                 484           5,094
Fresenius Medical Care AG                                    294           8,839
Henkel KGAA                                                  871          55,341
Porsche AG                                                   102          42,385
RWE AG                                                       736          16,026
Volkswagen AG                                              1,400          36,727
Wella AG                                                     200          11,962
                                                                   -------------
                                                                         176,374
                                                                   -------------

ITALY - 0.0%
Fiat SpA                                                   1,997           9,116
                                                                   -------------

NEW ZEALAND - 0.0%
Fletcher Challenge
Forests, Ltd. (a)                                          3,372           1,728
                                                                   -------------

SWITZERLAND - 0.0%
Schindler Holding AG                                          50           9,746
                                                                   -------------

TOTAL PREFERRED STOCKS
(Cost $403,536)                                                          350,010
                                                                   -------------

RIGHTS - 0.0%
ITALY - 0.0%
Snia Spa                                                   4,500             191
                                                                   -------------

SPAIN - 0.0%
Acesa Infraestructuras SA                                  1,403             810
                                                                   -------------

TOTAL RIGHTS
(Cost $853)                                                                1,001
                                                                   -------------

SHORT TERM INVESTMENTS - 8.9%
UNITED STATES - 8.9%
AIM Short Term Investment Prime Portfolio                407,541         407,541
AIM Treasury Fund                                        408,867         408,867
Federated Money Market Obligations Trust                 310,097         310,097
State Street Navigator Securities
   Lending Prime Portfolio (b)                         5,906,469       5,906,469
                                                                   -------------
                                                                       7,032,974
                                                                   -------------
TOTAL SHORT TERM INVESTMENTS
(Cost $7,032,974)                                                      7,032,974
                                                                   -------------
TOTAL INVESTMENTS - 105.5%
(Cost $100,571,786)                                                   83,734,001
                                                                   -------------

OTHER ASSETS AND LIABILITIES (NET) - (5.5)%                           (4,380,782)
                                                                   -------------

NET ASSETS - 100.0%                                                $  79,353,219
                                                                   =============

(a)  Non-income producing security.
(b) Security represents investment made with cash collateral from securities loaned.

ABBREVIATIONS
NPV - No Par Value
NV - Non-voting
VVPR Strip - Coupon which reduces withholding tax on dividends paid RNC - Non-Convertible Savings

See notes to financial statements.

INDUSTRY CONCENTRATION AS A PERCENTAGE OF NET ASSETS:

     Drugs & Healthcare                                                    10.2%
     Banks                                                                  9.8%
     Oil & Gas                                                              9.5%
     Finance                                                                8.7%
     Food & Beverages                                                       7.1%
     Telecommunications                                                     7.0%
     Utilities                                                              4.6%
     Electronics                                                            4.3%
     Insurance                                                              3.5%
     Automobiles                                                            3.5%
     Retail Trade                                                           3.1%
     Chemicals                                                              2.2%
     Business Services                                                      2.0%
     Building Construction                                                  2.0%
     Manufacturing                                                          1.6%
     Transportation                                                         1.6%
     Real Estate                                                            1.3%
     Computer Services                                                      1.2%
     Cosmetics & Toiletries                                                 1.1%
     Leisure Time                                                           1.1%
     Publishing                                                             0.9%
     Machinery                                                              0.8%
     Telephone                                                              0.8%
     Tobacco                                                                0.8%
     Energy                                                                 0.7%
     Miscellaneous                                                          0.5%
     Paper                                                                  0.5%
     Television                                                             0.5%
     Air Travel                                                             0.4%
     Apparel & Textiles                                                     0.4%
     Electrical Equipment                                                   0.4%
     Photography                                                            0.4%
     Technology                                                             0.4%
     Hotels & Restaurants                                                   0.3%
     Steel                                                                  0.3%
     Advertising                                                            0.2%
     Aerospace                                                              0.2%
     Consumer Services                                                      0.2%
     Containers & Glass                                                     0.2%
     Engineering                                                            0.2%
     Forest Products                                                        0.2%
     Consumer Durables                                                      0.1%
     Consumer Non-Durables                                                  0.1%
     Metals                                                                 0.1%
     Travel                                                                 0.1%
     Other (less than 0.1%)                                                 1.5%
     Cash, receivables, and other assets, less liabilities                  3.4%
                                                                   ------------
                                                                          100.0%
                                                                   ============

                                                      NUMBER
                                                        OF          UNREALIZED
                                                    CONTRACTS     (DEPRECIATION)
                                                  -------------   --------------
SCHEDULE OF FUTURES CONTRACTS (LONG)

SPI 200 Index Futures Expiration date 03/2003        3            $          (75)
DAX Index Futures Expiration date 03/2003            1                    (3,760)
CAC 40 Euro Futures Expiration date 03/2003          3                      (469)
Hang Seng Index Futures Expiration date 02/2003      4                    (5,372)
TOPIX Index Futures Expiration date 03/2003          6                    (6,371)
Financial Times Stock Exchange 100 Index Futures
   Expiration date 03/2003                           6                      (278)
IBEX 35 Index Futures Expiration date 03/2003        5                    (8,374)
MIB 30 Index Futures Expiration date 03/2003         1                    (2,826)
OMX Index Futures Expiration date 02/2003           49                    (6,515)
                                                                  --------------
Total unrealized depreciation on open futures
  contracts purchased                                             $      (34,040)
                                                                  ==============

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
BOUGHT AUSTRALIAN DOLLAR
   Local Contract amount - 111,000
   USD Face value - 61,461
   USD Current value - 62,159
   Settlement Date - 02/21/2003; Unrealized Gain                  $          698
BOUGHT SWISS FRANC
   Local Contract amount - 883,000
   USD Face value - 609,129
   USD Current value - 639,160
   Settlement Date - 02/21/2003; Unrealized Gain                          30,031
SOLD SWISS FRANC
   Local Contract amount - 719,000
   USD Face value - 500,084
   USD Current value - 520,449
   Settlement Date - 02/21/2003; Unrealized Loss                         (20,364)
BOUGHT EURO
   Local Contract amount - 2,896,000
   USD Face value - 2,913,093
   USD Current value - 3,030,378
   Settlement Date - 02/21/2003; Unrealized Gain                         117,285
SOLD EURO
   Local Contract amount - 2,438,000
   USD Face value - 2,476,634
   USD Current value - 2,551,126
   Settlement Date - 02/21/2003; Unrealized Loss                         (74,492)
BOUGHT POUND STERLING
   Local Contract amount - 1,423,000
   USD Face value - 2,237,920
   USD Current value - 2,281,907
   Settlement Date - 02/21/2003; Unrealized Gain                          43,987
SOLD POUND STERLING
   Local Contract amount - 1,239,000
   USD Face value - 1,953,041
   USD Current value - 1,986,846
   Settlement Date - 02/21/2003; Unrealized Loss                         (33,805)
BOUGHT HONG KONG DOLLAR
   Local Contract amount - 896,000
   USD Face value - 114,803
   USD Current value - 114,873
   Settlement Date - 02/21/2003; Unrealized Gain                              70

See notes to financial statements.

                                                      NUMBER
                                                        OF          UNREALIZED
                                                    CONTRACTS     (DEPRECIATION)
                                                  -------------   --------------
BOUGHT JAPANESE YEN
   Local Contract amount - 214,857,000
   USD Face value - 1,766,842
   USD Current value - 1,812,757
   Settlement Date - 02/21/2003; Unrealized Gain                  $       45,915
SOLD JAPANESE YEN
   Local Contract amount - 140,637,000
   USD Face value - 1,168,607
   USD Current value - 1,186,560
   Settlement Date - 02/21/2003; Unrealized Loss                         (17,953)
BOUGHT SWEDISH KRONA
   Local Contract amount - 1,242,000
   USD Face value - 136,424
   USD Current value - 142,341
   Settlement Date - 02/21/2003; Unrealized Gain                           5,917
                                                                  --------------

Net unrealized appreciation on
  open forward foreign currency contracts                         $       97,289
                                                                  ==============

See notes to financial statements.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2002

ASSETS
Investments at market (identified cost $100,571,786) -
  including $5,606,291 of securities on loan (Note 2)                           $  83,734,001
Cash                                                                                  507,802
Foreign currency at market (cost $807,387)                                            842,491
Unrealized appreciation on forward currency exchange contracts                         97,289
Receivables:
  Investments sold                                              $         968
  Daily variation margin on futures contracts                           5,897
  Dividends and interest                                               81,459
                                                                -------------
    Total assets                                                                   85,269,907

LIABILITIES
Payables:
  Due upon return of securities loaned                              5,906,469
  Management fees (Note 4)                                             10,219
                                                                -------------
    Total liabilities                                                               5,916,688
                                                                                -------------

NET ASSETS                                                                      $  79,353,219
                                                                                =============

COMPOSITION OF NET ASSETS
Paid-in capital                                                                 $  96,090,138
Net unrealized depreciation on investments, foreign currency translation,
  and futures contracts                                                           (16,736,919)
                                                                                -------------

NET ASSETS                                                                      $  79,353,219
                                                                                =============

See notes to financial statements.

STATEMENT OF OPERATIONS
                                            For the Year Ended December 31, 2002

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $237,273)                         $   1,133,219
  Dividends (non-cash)                                                                 58,794
  Interest                                                                             45,221
  Security lending income                                                              66,122
                                                                                -------------
    Total Investment Income                                                         1,303,356

EXPENSES
Management fees (Note 4)                                        $      97,988
                                                                -------------
  Total Expenses                                                                       97,988
                                                                                -------------
NET INVESTMENT INCOME                                                               1,205,368
                                                                                -------------

REALIZED AND UNREALIZED LOSS
Net realized loss on:
  Investments and foreign currency transactions                    (2,645,863)
  Futures contracts                                                  (915,183)
                                                                -------------
                                                                                   (3,561,046)
Net change in unrealized depreciation on:
  Investments and foreign currency translation                     (7,278,649)
  Futures contracts                                                   (99,817)
                                                                -------------
                                                                                   (7,378,466)
                                                                                -------------
Net realized and unrealized loss                                                  (10,939,512)
                                                                                -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $  (9,734,144)
                                                                                =============

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE YEAR         FOR THE YEAR
                                                                            ENDED                ENDED
                                                                      DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                      -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income                                               $       1,205,368    $         921,121
  Net realized loss on investments and future contracts                      (3,561,046)          (4,593,206)
  Net change in unrealized depreciation                                      (7,378,466)         (11,748,974)
                                                                      -----------------    -----------------
    Net decrease in net assets resulting from operations                     (9,734,144)         (15,421,059)
                                                                      -----------------    -----------------
CAPITAL TRANSACTIONS
  Proceeds from contributions                                                69,280,296           61,073,820
  Contributions in-kind                                                      21,837,789                   --
  Fair value of withdrawals                                                 (62,601,360)         (72,701,931)
                                                                      -----------------    -----------------

    Net increase (decrease) in net assets from capital transactions          28,516,725          (11,628,111)
                                                                      -----------------    -----------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                  18,782,581          (27,049,170)

NET ASSETS
  Beginning of year                                                          60,570,638           87,619,808
                                                                      -----------------    -----------------
  End of year                                                         $      79,353,219    $      60,570,638
                                                                      =================    =================

See notes to financial statements.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

                                                  YEAR          YEAR          YEAR
                                                  ENDED         ENDED        PERIOD
                                                12/31/02      12/31/01     12/31/00*
                                               ----------    ----------    ----------
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (in thousands)     $   79,353    $   60,571    $   87,620
  Ratios to average net assets:
    Operating expenses                               0.15%         0.15%         0.15%+
    Net investment income                            1.85%         1.49%         0.81%+
  Portfolio turnover rate**                            13%           31%            8%++
  Total return(a)                                  (16.05%)      (21.88%)       (0.80%)++

----------
*    The Portfolio commenced operations on November 13, 2000.
**   The Portfolio turnover rate excludes in-kind security transactions.
+    Annualized.
++   Not Annualized.
(a) Results represent past performance and are not indicative of future results.

See notes to financial statements.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

                                                   NOTES TO FINANCIAL STATEMENTS

                                                               December 31, 2002

1.   ORGANIZATION
     The State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street MSCI(R) EAFE(R) Index Portfolio (the "Portfolio"). At December 31, 2002, only the State Street MSCI(R) EAFE(R) Index Portfolio and the State Street Equity 500 Index Portfolio had commenced operations. The Declaration of the Trust permits the Board of Trustees to issue an unlimited number of non-transferable beneficial interests.

     The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index"). The Portfolio attempts to hold the MSCI EAFE Index constituents in their approximate bench mark weights.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

     SECURITY VALUATION: The Portfolio's investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Forward foreign currency contracts are valued daily based on the prevailing forward exchange rate of the underlying currencies. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) IDC spot rate. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discounts on investments. Expenses are accrued daily based on average daily net assets. Realized gains and losses from securities transactions are recorded on the basis of identified cost. The Portfolio does not isolate the portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

     All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio based on each partner's daily ownership percentage.

     FEDERAL INCOME TAXES: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

     FUTURES: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the MSCI EAFE Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

     The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

     FOREIGN INVESTMENT RISK: The Portfolio will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Portfolio is subject to foreign risk and may experience more rapid and extreme changes in value than funds investing solely in the U.S. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Realized gain or loss is recognized when the contract is closed and is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open forward foreign currency exchange contracts in accordance with Securities and Exchange Commission requirements.

     SECURITIES LENDING: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the year ended December 31, 2002, the earned income for the Portfolio and State Street was $66,122 and $22,040, respectively.

     The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2002, the value of the securities loaned amounted to $5,606,291. The loans were collateralized with cash of $5,906,469, which the Portfolio invested in the State Street Navigator Securities Lending Prime Portfolio, an affiliated investment company.

3.   SECURITIES TRANSACTIONS
     For the year ended December 31, 2002, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind contributions, aggregated to $15,867,957 and $8,000,937 respectively. The aggregate value of in-kind contributions was 21,837,789.

     At December 31, 2002, the cost of investments on a tax basis was $102,998,300. The aggregate gross unrealized appreciation and gross unrealized depreciation was $2,213,692 and $21,477,991, respectively, for all securities as computed on a federal income tax basis. The differences between book and tax cost amounts are primarily due to wash sale loss deferrals.

4.   RELATED PARTY FEES AND TRANSACTIONS
     The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA directs the investments of the Portfolio in accordance with its investment objective, policies and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal and audit expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.15% of the Portfolio's average daily net assets.

     Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA. Investments made with cash collateral received from securities loaned were used to purchase shares of the State Street Navigator Securities Lending Prime Portfolio, which is offered by State Street and advised by SSgA. The market value of this investment, at value, at December 31, 2002 is listed in the Portfolio of Investments.

                      STATE STREET MASTER FUNDS (UNAUDITED)

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                         POSITION(S)  TERM OF OFFICE                                       FUND COMPLEX
                         HELD WITH    AND LENGTH OF     PRINCIPAL OCCUPATION               OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE   FUND         TIME SERVED       DURING PAST FIVE YEARS             TRUSTEE        HELD BY TRUSTEE
----------------------   -----------  --------------    ----------------------             -------------  -------------------
NON-INTERESTED TRUSTEES

Michael F. Holland       Trustee and  Term: Indefinite  Chairman, Holland &                14             Trustee, State Street
Age: 58                  Chairman of  Elected: 7/99     Company L.L.C.                                    Institutional Investment
375 Park Avenue          the Board                      (investment adviser),                             Trust; Director of the
New York, NY 10152                                      1995 to present                                   Holland Series Fund, Inc.;
                                                                                                          and Director, The China
                                                                                                          Fund, Inc.

William L. Boyan         Trustee      Term: Indefinite  Trustee of Old Mutual South        14             Trustee, State Street
Age: 66                               Elected: 7/99     Africa Master Trust 1997 to                       Institutional Investment
86 A Beacon Street                                      present (investments); Chairman,                  Trust; and Trustee, Old
Boston, MA 02108                                        Children's Hospital 1984 to                       Mutual South Africa Master
                                                        current; Director Boston Plan for                 Trust
                                                        Excellence, 1994 to current
                                                        (non-profit); President and Chief
                                                        Operations Officer, John Hancock
                                                        Mutual Life Insurance Company,
                                                        1959 to 1999. Mr. Boyan retired
                                                        in 1999.

Rina K. Spence           Trustee      Term: Indefinite  President of SpenceCare            14             Trustee, State Street
Age: 54                               Elected: 7/99     International LLC 1998 to                         Institutional Investment
7 Acacia Street                                         present; Member of the Advisory                   Trust; Director of
Cambridge, MA 02138                                     Board, Ingenium Corp., 2001 to                    Berkshire Life Insurance
                                                        present (technology company);                     Company of America; and
                                                        Chief Executive Officer,                          Director, IEmily.com
                                                        IEmily.com, 2000 to 2001                          (internet company)
                                                        (internet company); Chief
                                                        Executive Officer of Consesus
                                                        Pharmaceutical, Inc., 1998 to
                                                        1999; Founder, President and
                                                        Chief Executive Officer of Spence
                                                        Center for Woman's Health, 1994
                                                        to 1998; and Trustee, Eastern
                                                        Enterprise, 1988 to 2000
                                                        (utilities).

Douglas T. Williams      Trustee      Term: Indefinite  Executive Vice President of Chase  14             Trustee, State Street
Age: 62                               Elected: 7/99     Manhattan Bank, 1987 to 1999.                     Insitutional Investment
P.O. Box 5049                                           Mr. Williams retired in 1999.                     Trust
Boston, MA 02206

OFFICERS:

Kathleen C. Cuocolo      President    Term: Indefinite  Executive Vice President of State  --             --
Age: 50                               Elected: 5/00     Street Bank and Trust Company
Two Avenue de Lafayette                                 since 2000; and Senior Vice
Boston, MA 02111                                        President of State Street Bank
                                                        and Trust Company, 1982 to 2000.

Janine L. Cohen          Treasurer    Term: Indefinite  Senior Vice President of State     --             --
Age: 49                               Elected: 5/00     Street Bank and Trust Company
Two Avenue de Lafayette                                 since 2001; and Vice President of
Boston, MA 02111                                        State Street Bank and Trust
                                                        Company, 1992 to 2000.

Julie A. Tedesco         Secretary    Term: Indefinite  Vice President and Counsel of      --             --
Age: 45                               Elected: 5/00     State Street Bank & Trust Company
One Federal Street                                      since 2000; and Counsel of First
Boston, MA 02110                                        Data Investor Services Group,
                                                        Inc., 1994 to 2000.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interests of State Street MSCI(R) EAFE(R) Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and schedule of futures contracts and schedule of forward foreign currency contracts, of the State Street MSCI(R) EAFE(R) Index Portfolio (one of the portfolios constituting State Street Master Funds)(the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from November 13, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street MSCI(R) EAFE(R) Index Portfolio of State Street Master Funds at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from November 13, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

                                                               IAR-08/31 (38952)

[SSgA(R) FUNDS LOGO]


EQUITY FUNDS

DISCIPLINED EQUITY FUND

SMALL CAP FUND

CORE OPPORTUNITIES FUND
(FORMERLY THE GROWTH AND INCOME FUND)

TUCKERMAN ACTIVE REIT FUND

SPECIAL EQUITY FUND

AGGRESSIVE EQUITY FUND

IAM SHARES FUND


ANNUAL REPORT

AUGUST 31, 2003

                                  SSgA(R) Funds

                                  Equity Funds

                                  Annual Report

                                 August 31, 2003


                                Table of Contents

                                                                            PAGE
President's Letter                                                             3
Disciplined Equity Fund                                                        5
Small Cap Fund                                                                13
Core Opportunities Fund*                                                      21
Tuckerman Active REIT Fund                                                    27
Special Equity Fund                                                           33
Aggressive Equity Fund                                                        39
IAM SHARES Fund                                                               45
Statement of Assets and Liabilities                                           54
Statement of Operations                                                       56
Statement of Changes in Net Assets                                            58
Financial Highlights                                                          60
Notes to Statement of Net Assets                                              62
Notes to Financial Statements                                                 63
Report of Independent Auditors                                                72
Tax Information                                                               73
Disclosure of Information about Fund Trustees and Officers                    74
Fund Management and Service Providers                                         79


"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. State Street Global Markets, LLC, is the distributor of the SSgA Funds.

* Formerly the Growth and Income Fund.

SSgA Equity Funds

Letter from the President of SSgA Funds Management, Inc.

DEAR SHAREHOLDERS,

It is my pleasure as President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2003. The assets in the SSgA Fund Family exceeded $29 billion as of August 31, 2003. The enclosed information provides an overview of the investment process, a discussion of the portfolio's management, performance updates and financial information through August 31, 2003.

The fund family grew significantly over the past fiscal year with an 18% increase in assets under management since August 31, 2002. The fund family is comprised of a diverse group of strategies including money market, fixed income, domestic and international equity and balanced funds.

The past year has shown a resurgence of the equity markets with the S&P 500(R), the Russell 2500(R), the Russell 2000(R), and the Wilshire REIT Indices all posting positive returns. The international markets also generated positive results as indicated by the MSCI(R) EAFE(R) and the MSCI(R) EMF Indices.

The fixed income arena also experienced positive returns, albeit in a very low interest rate environment. The Lehman Brothers Government/Corporate Index, the Lehman Brothers Aggregate and the Lehman Brothers High Yield Bond Index all generated positive results for the time frame.

Thank you for choosing the SSgA Funds.


Sincerely,

/s/ Agustin J. Fleites

Agustin J. Fleites
SSgA Funds Management, Inc.
President

SSgA
DISCIPLINED EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to provide total returns that exceed over time the S&P 500(R) Index through investment in equity securities.

INVESTS IN: Large capitalization US equity securities.

STRATEGY: The Fund's investment process combines proven stock and industry selection capabilities with the BARRA portfolio construction methodology. The Fund management team seeks to control and diversify the active exposures in the Fund relative to the S&P 500(R) Index by controlling sector and industry weights, stock-specific weights, and managing market capitalization, beta, and yield of the portfolio.

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31    SSgA DISCIPLINED EQUITY FUND     S&P 500(R) INDEX#
*                                                     $ 10,000              $ 10,000
1994                                                  $ 10,441              $ 10,547
1995                                                  $ 12,405              $ 12,809
1996                                                  $ 14,225              $ 15,208
1997                                                  $ 20,306              $ 21,390
1998                                                  $ 20,731              $ 23,122
1999                                                  $ 27,538              $ 32,329
2000                                                  $ 31,446              $ 37,605
2001                                                  $ 23,037              $ 28,434
2002                                                  $ 19,367              $ 23,317
2003                                                  $ 21,271              $ 26,131

SSgA DISCIPLINED EQUITY FUND

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  10,983      9.83%
5 Years             $  10,260      0.52%+
10 Years            $  21,271      7.84%+

STANDARD & POOR'S(R) 500 COMPOSITE STOCK INDEX

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  11,207     12.07%
5 Years             $  11,301      2.48%+
10 Years            $  26,131     10.08%+

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to provide total returns that exceed over time the S&P 500(R) Index through investment in equity securities.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA Disciplined Equity Fund gained 9.83%. This compared to the S&P 500(R) Index, which gained 12.07% during the same period. The Fund's performance includes 38 basis points of operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The biggest contributor to the Fund's performance came from the technology sector. The industrial sector also performed well, as investors bet on an economic recovery. Positions in semiconductor, computer software, and computer hardware companies were the major contributors at the industry level. The Fund was held back by stock selection within the consumer non-cyclicals and utilities sectors.

The Fund's strategy was focused on benchmark-like characteristics and did not make bets as to style, size, or beta. We utilized a quantitative process to rank stocks on a nightly basis and industries on a monthly basis. The portfolio aimed to be fully invested at all times, and we did not make market timing calls.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

Over the past fiscal year, the US equity markets finally returned to positive territory after nearly three years of losses. An extremely accommodative monetary policy by the Federal Reserve, tax cuts instituted by the Bush administration, and decreased geopolitical risks, all contributed to a turnaround in the US economy and a rebound in the markets. Small cap stocks were the clear winners, outperforming large caps while growth stocks outperformed value stocks for the same time period. Driving returns over the past year were "lower-quality" stocks. For example, stocks with negative cash flows outperformed those with the lowest price-to-cash flow ratio. Likewise, stocks with negative return on equity outperformed those with the highest return on equity. This type of market environment, where returns uncouple from fundamentals, was exactly the type of market where the Fund's manager expected to have difficulty beating the benchmark.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

The strongest contributors to the Fund's relative performance on an industry basis included overweight positions in internet and semiconductors, and an underweight in food & beverage companies. Within medical products & supplies, an overweight in St. Jude Medical positively affected the Fund's absolute performance. An overweight in Halliburton within oil services added the most value as the company's stock bounced back. Underweights in El Paso and Amereda Hess contributed the most to relative results in energy reserves & production.

Positions that detracted from Fund performance at the industry level included underweights in hotels and overweights in tobacco and consumer durables. The Fund's manager had the toughest time picking stocks within banks, electrical utilities, and department stores. The Fund did not hold Citigroup, within the strong performing bank industry until later in the fiscal year, negatively impacting the Fund's relative performance.

Within electrical utilities, the position that detracted the most value from the Fund was an overweight to Allegheny Energy. Sears was the worst performer within department stores investments. While the stock was only fractionally down for the year, an overweight position hurt the Fund as the stock trailed its industry peers.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The portfolio was very diversified and had characteristics similar to the benchmark. The Fund aimed to outperform the Index by taking small over- and underweighted positions versus the benchmark at the stock, industry, and sector level. These positions were determined by our proprietary stock and industry selection processes.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO ITS BENCHMARK.

In the past fiscal year, the Fund had its largest overweight positions at the industry level in financial services, life & health insurance, home products, and thrifts. At the stock level, our most aggressive positions were in St. Jude Medical, Fannie Mae, FleetBoston, Protective Life Corp, and United Technologies. Defensive positions included underweights to banks, electrical utilities, and food & beverage. The Fund's largest negative bets at the stock level were in Citigroup, E.I. DuPont, Wyeth, Fifth Third Bancorp, and Morgan Stanley.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.


Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  *  Assumes initial investment on September 1, 1993.

  # The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

  +  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSgA
DISCIPLINED EQUITY FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
COMMON STOCKS - 98.9%
CONSUMER DISCRETIONARY - 12.3%
Advance Auto Parts (AE)                                     3,300            246
AOL Time Warner, Inc. (AE)                                119,650          1,957
Autonation, Inc. (AE)                                      12,900            242
Autozone, Inc. (AE)                                         9,700            890
Barnes & Noble, Inc. (AE)                                  38,700          1,014
Best Buy Co., Inc. (AE)                                     3,000            156
Black & Decker Corp.                                        2,400            103
Blockbuster, Inc. Class A                                   7,000            143
CBRL Group, Inc.                                           22,500            785
Clear Channel Communications, Inc. (AE)                    13,100            591
Coach, Inc. (AE)                                            8,800            511
Comcast Corp. Class A (AE)                                 24,033            715
eBay, Inc. (AE)                                            19,600          1,088
Federated Department Stores                                27,600          1,206
Ford Motor Co.                                            129,450          1,496
Harrah's Entertainment, Inc. (AE)                           4,700            195
Harte-Hanks, Inc. Class C                                  51,300            975
Hearst-Argyle Television, Inc. Class C (AE)                 2,300             56
Home Depot, Inc.                                           44,400          1,428
Hughes Electronics Corp. Class H (AE)                       1,500             22
InterActiveCorp                                             2,600             96
International Game Technology (AE)                         46,300          1,196
KB Home                                                     8,000            458
Lear Corp. (AE)                                            10,600            589
Lennar Corp. Class A                                        4,200            282
Limited Brands                                             24,300            412
Lowe's Cos., Inc.                                          14,200            779
May Department Stores Co. (The)                            10,400            287
McDonald's Corp.                                           51,000          1,143
Media General, Inc. Class A                                10,000            606
NVR, Inc. (AE)                                              2,300            997
Office Depot, Inc. (AE)                                    21,100            385
RadioShack Corp.                                           21,500            654
Rent-A-Center, Inc. Class C (AE)                            3,500            281
Ryland Group, Inc.                                          2,400            161
Saks, Inc. (AE)                                             2,300             29
Sherwin-Williams Co. (The)                                 35,900          1,080
Staples, Inc. (AE)                                         28,000            690
Timberland Co. Class A (AE)                                 4,300            202
Viacom, Inc. Class B (AE)                                  40,600          1,827
Walt Disney Co.                                            69,700          1,429
                                                                    ------------
                                                                          27,402
                                                                    ------------

CONSUMER STAPLES - 11.2%
Altria Group, Inc.                                         72,600          2,993
Anheuser-Busch Cos., Inc. Class C                          23,100          1,191
Avon Products, Inc.                                        14,300            917
Campbell Soup Co.                                          20,900            506
Clorox Co.                                                  4,700            201
Coca-Cola Co. (The)                                        79,300          3,451
Colgate-Palmolive Co.                                      28,400          1,570
Constellation Brands, Inc. Class A (AE)                     9,800            282
Dial Corp. (The)                                            5,000            101
Kimberly-Clark Corp.                                        2,800            143
PepsiCo, Inc.                                              54,500          2,427
Procter & Gamble Co.                                       41,500          3,623
Systemco Corp.                                              2,200             69
Tyson Foods, Inc. Class A                                  47,800            535
Walgreen Co.                                               21,500            700
Wal-Mart Stores, Inc.                                     105,200          6,224
                                                                    ------------
                                                                          24,933
                                                                    ------------

ENERGY - 5.4%
BJ Services Co. (AE)                                        5,500            206
ChevronTexaco Corp.                                        30,410          2,216
ConocoPhillips                                              5,000            279
Exxon Mobil Corp.                                         185,116          6,978
Halliburton Co.                                             9,800            237
Marathon Oil Corp.                                         22,100            616
Occidental Petroleum Corp.                                 35,300          1,212
Schlumberger, Ltd.                                          7,300            361
XTO Energy, Inc.                                            1,433             30
                                                                    ------------
                                                                          12,135
                                                                    ------------

FINANCIALS - 21.0%
Aflac, Inc.                                                27,400            877
AG Edwards, Inc.                                            4,200            151
Allstate Corp. (The)                                       21,900            783
AMBAC Financial Group, Inc.                                 4,500            292
American Express Co.                                       46,900          2,113
American Financial Group, Inc.                             19,900            435
American International Group                               64,625          3,850
Bank of America Corp.                                      43,200          3,424
Bank One Corp.                                             40,700          1,606
Bear Stearns Cos., Inc. (The)                               6,600            462
Capital One Financial Corp.                                24,000          1,282
Charles Schwab Corp. (The)                                  3,800             41
Charter One Financial, Inc.                                20,262            628
Citigroup, Inc.                                           112,100          4,860
Equity Office Properties Trust (o)                          9,000            250
Fannie Mae                                                 28,000          1,814
Fidelity National Financial, Inc.                          23,250            672
FleetBoston Financial Corp.                                48,300          1,429
Freddie Mac                                                 9,900            526
Greenpoint Financial Corp.                                 16,350            554
Hibernia Corp. Class A                                      6,700            139
Janus Capital Group, Inc.                                   8,600            149
Jefferies Group, Inc.                                      10,600            315
John Hancock Financial Services, Inc.                      28,000            855
JP Morgan Chase & Co.                                      61,300          2,098

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
Keycorp                                                     6,800            185
Lehman Brothers Holdings, Inc.                             17,100          1,124
MBNA Corp.                                                 73,250          1,710
Merrill Lynch & Co., Inc.                                  27,700          1,490
Metlife, Inc.                                              45,500          1,293
MGIC Investment Corp.                                       7,200            406
Morgan Stanley                                              5,700            278
National City Corp.                                        44,000          1,394
Old Republic International Corp.                            7,900            265
Principal Financial Group                                   8,000            252
Progressive Corp. (The)                                    18,600          1,316
Protective Life Corp.                                      29,900            870
Provident Financial Group, Inc.                            31,700            847
Providian Financial Corp. (AE)                             59,600            611
US Bancorp                                                 25,600            612
Wachovia Corp.                                             40,900          1,724
Washington Mutual, Inc.                                    27,578          1,075
Wells Fargo & Co.                                          35,500          1,780
                                                                    ------------
                                                                          46,837
                                                                    ------------

HEALTH CARE - 13.7%
Abbott Laboratories                                        38,300          1,543
Aetna, Inc.                                                 2,100            120
Amgen, Inc. (AE)                                           34,588          2,279
Anthem, Inc. (AE)                                           7,100            520
Beckman Coulter, Inc.                                      22,000            976
Boston Scientific Corp. (AE)                                3,300            198
Bristol-Myers Squibb Co.                                   10,700            271
Cardinal Health, Inc.                                       8,600            490
Chiron Corp. (AE)                                           6,500            330
CR Bard, Inc.                                               4,800            322
DaVita, Inc. (AE)                                             900             27
Eli Lilly & Co.                                            27,800          1,850
Forest Laboratories, Inc. (AE)                              8,400            395
Guidant Corp.                                              17,700            889
Health Net, Inc. (AE)                                         400             13
Henry Schein, Inc. (AE)                                     4,300            249
Hillenbrand Industries, Inc.                               13,900            753
Humana, Inc. (AE)                                           1,500             26
Invitrogen Corp. (AE)                                      10,000            577
Johnson & Johnson                                          90,230          4,474
Medco Health Solutions, Inc. (AE)                           8,297            222
Medtronic, Inc.                                            10,200            506
Merck & Co., Inc.                                          68,800          3,462
Mylan Laboratories                                          4,200            153
Pfizer, Inc.                                              189,455          5,668
Pharmaceutical Resources, Inc. (AE)                         1,200             67
St Jude Medical, Inc. (AE)                                 15,700            817
Tenet Healthcare Corp. (AE)                                 4,100             66
UnitedHealth Group, Inc.                                   22,600          1,117
Watson Pharmaceuticals, Inc. (AE)                           6,500            267
WellPoint Health Networks (AE)                             15,200          1,186
Wyeth                                                      12,300            527
Zimmer Holdings, Inc. (AE)                                  4,700            243
                                                                    ------------
                                                                          30,603
                                                                    ------------

INDUSTRIALS - 9.1%
3M Co.                                                      2,500            356
Apollo Group, Inc. Class A (AE)                             7,700            493
Aramark Corp. Class B (AE)                                 16,600            415
Boeing Co. (The)                                            5,800            217
Burlington Northern Santa Fe Corp.                         34,500            978
Danaher Corp.                                              11,300            873
Deere & Co.                                                 9,500            537
Dover Corp.                                                21,800            829
Emerson Electric Co.                                        6,600            368
General Dynamics Corp.                                      8,700            749
General Electric Co.                                      207,400          6,133
Honeywell International, Inc.                               9,700            281
Ingersoll-Rand Co. Class A                                 16,200            964
JetBlue Airways Corp. (AE)                                 11,700            631
Lockheed Martin Corp.                                      10,000            512
Monster Worldwide, Inc. (AE)                                7,900            216
Pentair, Inc.                                               6,500            278
Precision Castparts Corp.                                  13,300            471
Rockwell Collins, Inc.                                      2,700             73
SPX Corp. (AE)                                              5,400            266
Thomas & Betts Corp. (AE)                                   1,600             27
Tyco International, Ltd.                                   53,400          1,099
United Parcel Service, Inc. Class B                        25,800          1,619
United Technologies Corp.                                  23,600          1,894
                                                                    ------------
                                                                          20,279
                                                                    ------------

INFORMATION TECHNOLOGY - 17.9%
Adobe Systems, Inc.                                         4,600            179
Adtran, Inc. (AE)                                           5,700            312
Applied Materials, Inc. (AE)                               25,300            546
Arrow Electronics, Inc. (AE)                                9,100            188
Automatic Data Processing                                  33,200          1,325
Cisco Systems, Inc. (AE)                                  197,500          3,782
Citrix Systems, Inc. (AE)                                  29,900            616
Computer Associates International, Inc.                    32,700            838
Dell, Inc. (AE)                                            77,600          2,532
Electronic Arts, Inc. (AE)                                  2,100            188
Electronic Data Systems Corp.                              23,900            522
EMC Corp. (AE)                                             63,500            810
Fair Isaac Corp.                                            7,300            428
First Data Corp.                                           39,800          1,528
Hewlett-Packard Co.                                        22,263            443
IKON Office Solutions, Inc.                                15,100            109
Intel Corp.                                               190,500          5,452
International Business Machines Corp.                      50,300          4,125
Jabil Circuit, Inc. (AE)                                    2,400             68

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
Kla-Tencor Corp. (AE)                                       3,800            226
Linear Technology Corp.                                    13,600            561
LSI Logic Corp. (AE)                                       63,400            732
Micron Technology, Inc. (AE)                               29,600            425
Microsoft Corp.                                           270,400          7,170
Motorola, Inc.                                              7,500             80
National Semiconductor Corp. (AE)                          11,700            341
Nvidia Corp. (AE)                                          20,000            363
Oracle Corp. (AE)                                          85,000          1,086
QLogic Corp. (AE)                                           3,600            176
Scientific-Atlanta, Inc. Class C                           12,900            439
Storage Technology Corp. (AE)                               4,700            120
Texas Instruments, Inc.                                    33,400            797
Utstarcom, Inc. (AE)                                       19,500            838
Veritas Software Corp. (AE)                                14,500            500
Vishay Intertechnology, Inc. (AE)                          11,900            196
Waters Corp. (AE)                                          28,100            857
Xerox Corp. (AE)                                           11,000            119
Xilinx, Inc. (AE)                                           9,700            299
Yahoo, Inc. (AE)                                           19,100            638
                                                                    ------------
                                                                          39,954
                                                                    ------------

INTEGRATED OILS - 0.0%
Cross Timbers Royalty Trust                                    34              1
                                                                    ------------

MATERIALS - 2.0%
Cytec Industries, Inc. (AE)                                 8,900            334
Du Pont EI de Nemours & Co.                                 1,500             67
Freeport-McMoRan Copper & Gold, Inc.
   Class B                                                 27,100            813
Lubrizol Corp.                                              4,300            146
Monsanto Co.                                               46,513          1,196
Nucor Corp.                                                 6,300            324
PPG Industries, Inc.                                        4,000            220
Praxair, Inc.                                               1,400             89
Sealed Air Corp. (AE)                                      10,200            496
Smurfit-Stone Container Corp. (AE)                         48,800            770
United States Steel Corp.                                   5,800            107
                                                                    ------------
                                                                           4,562
                                                                    ------------

TELECOMMUNICATION SERVICES - 3.9%
AT&T Wireless Services, Inc. (AE)                          76,956            663
BellSouth Corp.                                            81,900          2,064
CenturyTel, Inc.                                            2,000             70
Citizens Communications Co. (AE)                            3,800             43
Nextel Communications, Inc. Class A (AE)                   51,700            997
SBC Communications, Inc.                                   96,918          2,180
Sprint Corp.-PCS Group (AE)                                33,300            173
Verizon Communications, Inc.                               75,100          2,653
                                                                    ------------
                                                                           8,843
                                                                    ------------

UTILITIES - 2.4%
Centerpoint Energy, Inc.                                    6,500             55
Dominion Resources, Inc.                                    1,800            109
DPL, Inc.                                                  18,500            286
Duke Energy Corp.                                          19,900            340
Edison International (AE)                                   7,200            136
Exelon Corp.                                               24,500          1,443
FirstEnergy Corp.                                           6,458            189
FPL Group, Inc.                                             2,100            130
Kinder Morgan, Inc.                                         7,400            394
Peoples Energy Corp.                                        7,000            281
PG&E Corp. (AE)                                             4,800            106
PPL Corp.                                                   3,900            155
Progress Energy, Inc.                                       8,300            336
Public Service Enterprise Group, Inc.                       5,800            246
Sempra Energy                                               6,400            190
Southern Co. (The)                                         12,000            341
TXU Corp.                                                  28,700            631
                                                                    ------------
                                                                           5,368
                                                                    ------------

TOTAL COMMON STOCKS
(cost $234,775)                                                          220,917
                                                                    ------------

SHORT-TERM INVESTMENTS - 0.3%
Federated Investors
   Prime Cash Obligation Fund                             130,255            130
AIM Short Term Investment
   Treasury Portfolio                                       1,778              2
United States Treasury Bill (g)(f)(b)
   0.880% due 09/11/03                                        500            500
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $632)                                                                  632
                                                                    ------------

TOTAL INVESTMENTS - 99.2%
(identified cost $235,407)                                               221,549

OTHER ASSETS AND LIABILITIES
NET - 0.8%                                                                 1,859
                                                                    ------------

NET ASSETS - 100.0%                                                      223,408
                                                                    ============

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

  See accompanying notes which are an integral part of the financial statements.

Amounts in thousands

                                                                     UNREALIZED
                                                       NOTIONAL     APPRECIATION
FUTURES CONTRACTS                                       AMOUNT     (DEPRECIATION)
(NUMBER OF CONTRACTS)                                     $              $
---------------------------------------------------------------------------------
LONG POSITIONS
S&P 500 Index
   expiration date 09/03 (5)                                1,260             27
                                                                    ------------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                                  27
                                                                    ============

See accompanying notes which are an integral part of the financial statements.

SSgA
SMALL CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to maximize total return through investments in small-cap equity securities.

INVESTS IN: At least 80% of the total assets will be invested in smaller cap securities.

STRATEGY: The Fund management team uses a systematic investment approach designed to uncover equity securities which are undervalued, have superior growth potential and present opportunities from a price perspective. The Fund seeks to provide long term total returns in excess of the Russell 2000(R) Index through strong bottom-up stock selection within a risk-controlled framework.

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31   SMALL CAP FUND   S&P(R) MIDCAP 400 INDEX#   RUSSELL 2000(R) INDEX##
*                                      $ 10,000                   $ 10,000                  $ 10,000
1994                                   $ 10,390                   $ 10,463                  $ 10,593
1995                                   $ 13,511                   $ 12,608                  $ 12,795
1996                                   $ 16,637                   $ 14,107                  $ 14,180
1997                                   $ 22,601                   $ 19,366                  $ 18,286
1998                                   $ 17,551                   $ 17,549                  $ 14,739
1999                                   $ 19,543                   $ 24,846                  $ 18,919
2000                                   $ 25,000                   $ 34,722                  $ 24,056
2001                                   $ 21,599                   $ 31,900                  $ 21,259
2002                                   $ 20,314                   $ 28,953                  $ 17,977
2003                                   $ 24,579                   $ 34,282                  $ 23,204

SSgA SMALL CAP FUND

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  12,100     21.00%
5 Years             $  14,004      6.96%+
10 Years            $  24,579      9.40%+

S&P(R) 400 Midcap Index

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  11,841     18.41%
5 Years             $  19,535     14.33%+
10 Years            $  34,282     13.11%+

RUSSELL 2000(R) INDEX

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  12,908     29.08%
5 Years             $  15,744      9.50%+
10 Years            $  23,204      8.78%+

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to maximize the total return through investment in small-cap equity securities.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA Small Cap Fund gained 21.00%. This compared to the Russell 2000(R) Index, which gained 29.08% during the same period. The Fund's performance includes 104 basis points of operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

Performance was driven essentially by two types of markets that existed in the last 12 months. In the first quarter of 2003, market sentiment favored company fundamentals, which provided positive relative returns for the Fund. From October through December 2002 and April through July of 2003, the markets were highly speculative in nature and focused less on company fundamentals. In this speculative market, performance was driven by companies that had little or no cash flow and low quality balance sheets. This environment did not provide positive relative returns for the Fund.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

Many small-cap stocks, after the collapse of the late 1990s bubble, struggled for survival. Many companies in the Russell 2000(R) Index, particularly the technology and the internet related companies were dependent on increasing growth rates of technology capital spending. The 2003 recession and its slow path to positive GDP growth did not help US corporations rethink their no- or slow-growth technology spending plans. This meant that many small cap stocks saw their business fundamentals, as their stock prices, decline to a dangerous point. With any hint of a revival in technology spending, the most fundamentally unsound and most illiquid companies were bid up to highly speculative levels on the hope that these companies would survive and prosper. Companies that were more fundamentally sound languished relative to the fundamentally unsound. These factors contributed to the Fund's under performance during the past year.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

Sandisk Corp., Western Digital Corp., and GTECH Holdings Corp. were the main contributors to the Fund's performance. Sandisk and Western Digital did well in response to increasing demand for corporate and personal storage solutions. GTECH, which operates electronic lottery systems for many state lotteries, capitalized on the various states' increasing demand for gaming-related revenues to offset budget deficits.

Detractors to Fund performance included Interstate Bakeries Corp., Dillards Department Stores, and THQ Inc. Each suffered from lower than expected demand. In the case of Interstate Bakeries, demand for their main products (which include Hostess Twinkies) fell over the winter. Dillard's style of department stores failed to generate much excitement and the stock languished. THQ Inc., a video game software publisher, fell victim to slower than expected sales of home video consoles.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund invested in companies with strong cash flows, sustainable earnings and with market sentiments and catalysts behind them. These are the types of companies that have outperformed historically, though with some variations over time.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO BENCHMARK.

The portfolio was positioned closely to the Russell 2000(R) Index sector and industry positions. This strategy was intended to add value through stock selection and not through risky sector-timing bets on the market.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  *  Assumes initial investment on September 1, 1993.

  # The Standard & Poor's(R) MidCap 400 Index is comprised of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted Index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

 ## The Russell 2000(R) Index is comprised of the 2,000 smallest securities in the Russell 3000(R) Index. The Index is reconstituted annually.

  +  Annualized.

A portion of the fiscal 2000 performance of the Fund can be attributed to its investment and trading in Initial Public Offerings (IPOs) which are new securities offered to the market, and their value can fluctuate dramatically. Therefore, there can be no assurance that IPOs will continue to have a positive effect on Fund performance.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Small company issues can be subject to increased volatility and considerable price fluctuation.

SSgA
SMALL CAP FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
COMMON STOCKS - 91.6%
CONSUMER DISCRETIONARY - 16.0%
Aeropostale, Inc. New (AE)                                 45,600          1,280
Alliance Gaming Corp. (AE)                                 29,000            653
AnnTaylor Stores Corp. (AE)                                86,800          2,951
Blyth, Inc.                                                50,000          1,404
Boyd Gaming Corp. (AE)                                    109,800          1,685
CBRL Group, Inc.                                           77,900          2,717
CSX Auto Corp. (AE)                                       111,300          1,836
Footstar, Inc. (AE)                                       102,500          1,090
Gymboree Corp. (AE)                                        44,000            717
Hughes Supply, Inc.                                        70,100          2,489
Jarden Corp. (AE)                                          27,200            894
Jo-Ann Stores, Inc. Class A (AE)                           44,200          1,335
Kellwood Co.                                               57,900          2,114
Marvel Enterprises, Inc.                                  254,100          5,565
Oakley, Inc. (AE)                                          57,300            624
OfficeMax, Inc. (AE)                                      578,900          5,384
Pacific Sunwear Of California (AE)                         36,000          1,217
Papa John's International, Inc. (AE)                       65,100          1,641
PF Chang's China Bistro, Inc. (AE)                         99,400          4,622
Regis Corp.                                               116,800          4,040
Tuesday Morning Corp. (AE)                                 29,700          1,028
Westwood One, Inc. (AE)                                   133,600          4,289
Wolverine World Wide, Inc.                                152,600          3,067
Zale Corp. (AE)                                           109,500          5,579
                                                                    ------------
                                                                          58,221
                                                                    ------------

CONSUMER STAPLES - 1.9%
Corn Products International, Inc.                          88,000          2,775
NBTY, Inc. (AE)                                           150,700          3,986
                                                                    ------------
                                                                           6,761
                                                                    ------------

ENERGY - 3.0%
Frontier Oil Corp.                                         94,200          1,452
Oceaneering International, Inc. (AE)                       75,700          1,861
Patina Oil & Gas Corp.                                    171,968          6,371
Veritas DGC, Inc. (AE)                                    144,200          1,318
                                                                    ------------
                                                                          11,002
                                                                    ------------

FINANCIALS - 18.7%
Affiliated Managers Group (AE)                             35,500          2,407
Anworth Mortgage Asset Corp.                              125,900          1,978
BankAtlantic Bancorp, Inc. Class A                        346,900          5,141
Capital Automotive REIT (o)                                82,300          2,351
Chateau Communities, Inc. (o)                              26,500            787
Commercial Federal Corp.                                  269,800          6,692
Corus Bankshares, Inc.                                     19,700          1,020
Dime Community Bancshares                                  78,100          1,859
First Bancorp Puerto Rico                                  57,450          1,764
FirstFed Financial Corp. (AE)                              70,900          2,815
Flagstar Bancorp, Inc.                                     65,000          1,269
Fremont General Corp.                                     225,500          2,904
Hilb Rogal & Hamilton Co.                                  94,000          2,820
IMPAC Mortgage Holdings, Inc. (o)                         302,600          4,566
Irwin Financial Corp.                                     172,100          3,874
Kilroy Realty Corp. (o)                                   168,700          4,724
Landamerica Financial Group, Inc.                         109,400          5,021
MAF Bancorp, Inc.                                          17,700            676
Metris Cos., Inc.                                         187,700            612
New Century Financial Corp.                                74,100          1,806
Newcastle Investment Corp. (o)                             14,400            313
Odyssey Re Holdings Corp.                                  35,200            724
PS Business Parks, Inc. (o)                                88,000          3,344
R&G Financial Corp. Class B                                81,200          2,420
Republic Bancorp, Inc.                                    103,853          1,427
Sterling Bancshares, Inc.                                  62,150            776
UICI (AE)                                                  89,700          1,121
Ventas, Inc. (AE)                                         155,000          2,621
                                                                    ------------
                                                                          67,832
                                                                    ------------

HEALTH CARE - 12.7%
Alpharma, Inc. Class A                                    246,300          5,165
Applera Corp. - Celera Genomics
   Group Class R (AE)                                     202,700          2,063
Biosite, Inc. (AE)                                         30,700          1,424
D&K Healthcare Resources, Inc.                             59,500            917
Dendrite International, Inc. (AE)                          96,000          1,397
Edwards Lifesciences Corp. (AE)                           168,800          4,801
Fisher Scientific International (AE)                       96,300          3,777
Gen-Probe, Inc. (AE)                                       48,000          3,036
Idexx Laboratories, Inc. (AE)                              78,800          3,279
Inamed Corp. (AE)                                          27,600          2,038
Integra LifeSciences Holdings Corp. (AE)                   63,600          1,718
Pediatrix Medical Group, Inc. (AE)                         34,400          1,538
Pharmaceutical Resources, Inc. (AE)                        73,100          4,089
Province Healthcare Co. (AE)                               89,900          1,292
PSS World Medical, Inc. (AE)                              205,000          1,902
Sierra Health Services (AE)                               114,800          2,240
Steris Corp. (AE)                                          57,600          1,349
Visx, Inc. (AE)                                            84,800          1,698
Wright Medical Group, Inc. (AE)                            91,800          2,263
                                                                    ------------
                                                                          45,986
                                                                    ------------

INDUSTRIALS - 12.1%
Aeroflex, Inc. (AE)                                       210,300          1,914
AMR Corp. (AE)                                            254,900          2,804
Angelica Corp.                                             32,800            638
Armor Holdings, Inc. (AE)                                 106,000          1,607
Briggs & Stratton                                          38,300          2,252

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
Brink's Co. (The)                                          40,200            657
Carlisle Cos., Inc.                                       102,700          4,672
Dycom Industries, Inc. (AE)                               162,900          3,690
Engineered Support Systems, Inc.                          101,900          5,977
Headwaters, Inc. (AE)                                      98,000          1,366
Precision Castparts Corp.                                 103,000          3,646
Ryder System, Inc.                                         85,100          2,556
School Specialty, Inc. (AE)                                55,000          1,548
Teledyne Technologies, Inc. (AE)                          109,700          1,673
Tetra Tech, Inc. (AE)                                     164,400          3,145
United Stationers, Inc. (AE)                              130,200          5,291
York International Corp.                                   10,800            349
                                                                    ------------
                                                                          43,785
                                                                    ------------

INFORMATION TECHNOLOGY - 21.2%
Adtran, Inc. (AE)                                          37,500          2,055
AnSystem, Inc. (AE)                                        62,700          2,220
Avid Technology, Inc. (AE)                                 28,000          1,390
Benchmark Electronics, Inc. (AE)                           92,300          4,096
CACI International, Inc. Class A (AE)                      51,800          2,311
Digital Insight Corp. (AE)                                 29,300            702
Digital River, Inc. (AE)                                  119,800          3,196
DSP Group, Inc. (AE)                                       45,000          1,225
Electronics for Imaging (AE)                              134,100          2,872
Entegris, Inc. (AE)                                       119,600          1,761
ESS Technology (AE)                                       193,500          2,024
Global Imaging Systems, Inc. (AE)                          32,700            841
Hyperion Solutions Corp. (AE)                              44,000          1,451
IKON Office Solutions, Inc.                               212,100          1,529
Integrated Circuit Systems, Inc. (AE)                      69,300          2,392
Inter-Tel, Inc.                                            21,600            544
j2 Global Communications, Inc. (AE)                        15,100            947
JDA Software Group, Inc. (AE)                             122,700          2,049
Keane, Inc. (AE)                                          110,000          1,620
Kronos, Inc. (AE)                                          56,550          3,268
Lawson Software, Inc. (AE)                                300,100          2,116
NETIQ Corp. (AE)                                          216,200          2,910
Photronics, Inc. (AE)                                      70,400          1,710
Renaissance Learning, Inc. (AE)                            53,200          1,335
Sandisk Corp. (AE)                                         91,200          5,514
Semtech Corp. (AE)                                         81,300          1,715
Take-Two Interactive Software (AE)                         54,900          1,634
United Online, Inc. (AE)                                  248,000          9,452
Varian, Inc. (AE)                                         151,300          5,144
Websense, Inc. (AE)                                        44,200          1,052
Western Digital Corp. (AE)                                515,200          5,920
                                                                    ------------
                                                                          76,995
                                                                    ------------

MATERIALS - 2.3%
Airgas, Inc. (AE)                                         203,400          3,810
Cytec Industries, Inc. (AE)                                29,400          1,102
FMC Corp. (AE)                                             72,600          1,807
RPM International, Inc.                                   117,900          1,608
                                                                    ------------
                                                                           8,327
                                                                    ------------

TELECOMMUNICATION SERVICES - 0.8%
Cincinnati Bell, Inc.                                      49,800            281
Commonwealth Telephone
   Enterprises, Inc. (AE)                                  19,500            769
Talk America Holdings, Inc. (AE)                          145,000          1,865
                                                                    ------------
                                                                           2,915
                                                                    ------------

UTILITIES - 2.9%
Cleco Corp.                                               103,300          1,616
Energen Corp.                                              87,300          3,115
Oneok, Inc.                                               176,600          3,707
Sierra Pacific Resources                                  379,800          1,910
                                                                    ------------
                                                                          10,348
                                                                    ------------

TOTAL COMMON STOCKS
(cost $280,093)                                                          332,172
                                                                    ------------

SHORT-TERM INVESTMENTS - 7.9%
Federated Investors
   Prime Cash Obligation Fund                          15,361,633         15,362
AIM Short Term Investment
   Treasury Portfolio                                  12,313,409         12,313
United States Treasury Bill (g)(f)(b)
   0.875% due 09/11/03                                        950            950
   0.920% due 09/11/03                                        200            200
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $28,825)                                                            28,825
                                                                    ------------

TOTAL INVESTMENTS - 99.5%
(identified cost $308,918)                                               360,997

OTHER ASSETS AND LIABILITIES
NET - 0.5%                                                                 1,948
                                                                    ------------

NET ASSETS - 100.0%                                                      362,945
                                                                    ============

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

See accompanying notes which are an integral part of the financial statements.

Amounts in thousands

                                                                     UNREALIZED
                                                       NOTIONAL     APPRECIATION
FUTURES CONTRACTS                                       AMOUNT     (DEPRECIATION)
(NUMBER OF CONTRACTS)                                     $              $
---------------------------------------------------------------------------------
LONG POSITIONS
Russell 2000(TM) Index
   expiration date 09/03 (90)                              22,385            894
                                                                    ------------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                                 894
                                                                    ============

  See accompanying notes which are an integral part of the financial statements.

SSgA
CORE OPPORTUNITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

INVESTS IN: US equity securities.

STRATEGY: The Fund management team focuses on larger companies with above-average earnings growth and profitability. The management team seeks companies with sustainable competitive advantages and sound industry positioning.

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31    SSgA CORE OPPORTUNITIES FUND   S&P 500(R) INDEX#
*                                                     $ 10,000            $ 10,000
1994                                                  $ 10,623            $ 10,547
1995                                                  $ 12,286            $ 12,809
1996                                                  $ 13,954            $ 15,208
1997                                                  $ 19,668            $ 21,390
1998                                                  $ 21,817            $ 23,122
1999                                                  $ 30,882            $ 32,329
2000                                                  $ 39,301            $ 37,605
2001                                                  $ 28,633            $ 28,434
2002                                                  $ 23,273            $ 23,317
2003                                                  $ 25,919            $ 26,131

SSgA CORE OPPORTUNITIES FUND

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  11,137     11.37%
5 Years             $  11,880      3.50%+
10 Years            $  25,919      9.99%+

STANDARD AND POOR'S(R) 500 COMPOSITE STOCK INDEX

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  11,207     12.07%
5 Years             $  11,301      2.48%+
10 Years            $  26,131     10.08%+

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA Core Opportunities Fund gained 11.37%. This compared to the S&P 500(R) Index, which gained 12.07% during the same period. The Fund's performance includes 110 basis points of operating expenses, where as the Index returns are unmanaged and do not include expenses of any kind.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

Stock selection in the financial and energy sectors provided a positive contribution to Fund performance for the fiscal year. Examples of strong performers held by the Fund in the financial sector were Citigroup, Capital One Financial, American Express and Bank of America. Energy stocks were strong as global demand increased for energy, especially for that of natural gas. Nabors Industries assisted the most in the energy sector. Biotech stocks did well in the early stages of the capital markets recovery this year. The Fund had exposure to biotechnology, including tool manufacturers such as Invitrogen and product developers such as Amgen. Invitrogen was the strongest stock in this sector.

The competitive corporate environment was evident within technology, where capital expenditures have decreased from the levels of the late 1990's. The Fund management team's strategy focused on leading companies with sustainable competitive advantage such as Dell, Analog Devices, Microsoft and Applied Materials. The team's strategy favored solution-oriented companies with strong customer access.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

The recent market environment was very trying for the Fund, as the management team employed a long-term investment process that seeks to outperform the Index over the long-term. Investors questioned the economic recovery over the past year. Market volatility has been very high on a historical basis. The diversification of the Fund across the economic sectors assisted in the Fund's performance given the heightened market volatility. However, as is typical of the early stages of an economic recovery, highly speculative companies outperformed higher quality companies toward the middle of the fiscal year, and smaller companies outperformed larger companies. This environment favored companies that run counter to the Fund's emphasis on sustainable earnings. The Fund suffered during this time, but managed to recover as quality earnings companies were once again recognized by the markets.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

Financial stocks such as Citigroup, Capital One Financial, American Express, and Bank of America were strong contributors. In the energy sector, Nabors Industries was also a positive contributor.

Performance for the year was weak in the industrials arena. The weak stocks held by the Fund for the fiscal year varied by sector and included HCA, Avery Dennison, Baxter International, and Kimberly-Clark.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund's managers viewed earnings as the critical variable and focused on companies with better than expected earnings. The Fund remained diversified across each economic sector. The Fund was structured with a modest pro-cyclical, pro-recovery tilt. Recognizing current market risks as well as the likelihood of a stop/go recovery, the Fund continued to hold companies which benefited from the recovery but also had cost reduction, new product flows, distribution advantages, or other benefits which supported earnings through slow periods.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO ITS BENCHMARK.

The Fund was aggressively positioned relative to the benchmark in health care through its exposure to biotechnology issues. One prominent holding was Invitrogen, a leading producer of research tools. Within technology, the Fund was overweight. While large, higher quality technology firms comprised the bulk of the overweight, the Fund also held Flextronics, a leading global outsourcing manufacturer. In consumer discretionary, the Fund was overweight to media, which provided positive operating leverage in the economic recovery. Within media, the Fund favored advertisers through positions in Clear Channel and Omnicom. The Fund was overweight to energy, with exposure to natural gas production, drilling and services.

On a more defensive side, the Fund held a very moderate overweight to the benchmark, holding high quality global firms such as Coca-Cola and Colgate Palmolive. Coca-Cola provided favorable currency exposure and Colgate Palmolive continued to distinguish itself through cost controls.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.


Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  *  Assumes initial investment on September 1, 1993.

  # The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

  +  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSgA
CORE OPPORTUNITIES FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
COMMON STOCKS - 99.5%
CONSUMER DISCRETIONARY - 10.1%
Clear Channel Communications, Inc. (AE)                   164,700          7,431
COX Communications, Inc. Class A (AE)                     176,000          5,759
Delphi Corp.                                              231,900          2,101
Home Depot, Inc.                                          192,650          6,196
Omnicom Group                                              63,750          4,979
TJX Cos., Inc.                                            268,200          5,809
Univision Communications, Inc.
   Class A (AE)                                           153,100          5,740
                                                                    ------------
                                                                          38,015
                                                                    ------------

CONSUMER STAPLES - 11.0%
Coca-Cola Co. (The)                                       160,650          6,991
Colgate-Palmolive Co.                                      69,650          3,850
Estee Lauder Cos., Inc. (The) Class A                     100,300          3,459
Gillette Co. (The)                                        163,400          5,304
PepsiCo, Inc.                                             120,100          5,349
Systemco Corp.                                            126,500          3,980
Wal-Mart Stores, Inc.                                     211,900         12,538
                                                                    ------------
                                                                          41,471
                                                                    ------------

ENERGY - 7.2%
Baker Hughes, Inc.                                        170,700          5,712
EOG Resources, Inc.                                        89,400          3,791
Exxon Mobil Corp.                                         266,750         10,056
Nabors Industries, Ltd. (AE)                               89,300          3,585
Noble Corp. (AE)                                          109,650          3,967
                                                                    ------------
                                                                          27,111
                                                                    ------------

FINANCIALS - 18.8%
American Express Co.                                      209,800          9,451
American International Group                              140,100          8,346
Bank of America Corp.                                     100,150          7,937
Capital One Financial Corp.                                73,500          3,925
Citigroup, Inc.                                           336,250         14,576
Goldman Sachs Group, Inc.                                  43,400          3,840
Hartford Financial Services Group, Inc.                   108,250          5,761
Marsh & McLennan Cos., Inc.                                97,550          4,878
Morgan Stanley                                            108,700          5,303
Wells Fargo & Co.                                         138,000          6,919
                                                                    ------------
                                                                          70,936
                                                                    ------------

HEALTH CARE - 15.6%
Amgen, Inc. (AE)                                          116,900          7,704
Applera Corp.-Applied BioSystems
   Group Class P                                          266,400          5,797
Cardinal Health, Inc.                                      74,500          4,241
Eli Lilly & Co.                                            42,200          2,808
Gilead Sciences, Inc. (AE)                                 29,100          1,941
Invitrogen Corp. (AE)                                     133,350          7,690
Medco Health Solutions, Inc. (AE)                               1             --
Medtronic, Inc.                                           155,600          7,715
Merck & Co., Inc.                                          84,950          4,275
Pfizer, Inc.                                              406,120         12,151
Wyeth                                                     105,500          4,521
                                                                    ------------
                                                                          58,843
                                                                    ------------

INDUSTRIALS - 10.3%
3M Co.                                                     28,950          4,125
Burlington Northern Santa Fe Corp.                        138,550          3,928
General Dynamics Corp.                                     71,400          6,148
General Electric Co.                                      463,500         13,706
Ingersoll-Rand Co. Class A                                106,300          6,327
Lockheed Martin Corp.                                      89,150          4,567
                                                                    ------------
                                                                          38,801
                                                                    ------------

INFORMATION TECHNOLOGY - 19.8%
Analog Devices, Inc. (AE)                                 109,050          4,471
Applied Materials, Inc. (AE)                              301,450          6,511
Automatic Data Processing                                  73,700          2,941
Cisco Systems, Inc. (AE)                                  397,500          7,612
Dell, Inc. (AE)                                           169,650          5,536
EMC Corp. (AE)                                            345,700          4,408
Flextronics International, Ltd. (AE)                      573,050          7,730
Intel Corp.                                               347,250          9,938
International Business Machines Corp.                      63,950          5,245
Microsoft Corp.                                           573,000         15,196
Oracle Corp. (AE)                                         400,600          5,120
                                                                    ------------
                                                                          74,708
                                                                    ------------

MATERIALS - 1.2%
Du Pont EI de Nemours & Co.                               103,300          4,622
                                                                    ------------

TELECOMMUNICATION SERVICES - 3.8%
Alltel Corp.                                              131,350          6,016
AT&T Wireless Services, Inc. (AE)                         484,700          4,178
SBC Communications, Inc.                                  183,550          4,128
                                                                    ------------
                                                                          14,322
                                                                    ------------

UTILITIES - 1.7%
FPL Group, Inc.                                           103,800          6,421
                                                                    ------------

TOTAL COMMON STOCKS
(cost $403,458)                                                          375,250
                                                                    ------------

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.0%
AIM Short Term Investment
   Prime Portfolio                                            593              1
Federated Government
   Obligations Fund                                     7,745,383          7,745
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $7,746)                                                              7,746
                                                                    ------------

TOTAL INVESTMENTS - 101.5%
(identified cost $411,204)                                               382,996

OTHER ASSETS AND LIABILITIES
NET - (1.5%)                                                              (5,622)
                                                                    ------------

NET ASSETS - 100.0%                                                      377,374
                                                                    ============

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

See accompanying notes which are an integral part of the financial statements.

SSgA
TUCKERMAN ACTIVE REIT FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to provide income and capital growth by investing primarily in publicly traded securities of real estate companies. The Fund looks to identify companies with superior earnings growth, conservative balance sheets, and dividend security to target out-performance over a 2-3 year time horizon.

INVESTS IN: Real Estate Investment Trust (REIT) securities, primarily from those securities in the Wilshire(R) REIT Index and across different types and regions based on the fundamental research of the Advisor.

STRATEGY: The Fund seeks to meet its objective by investing with relatively long time horizon, favoring strong real estate fundamentals, and attempting to minimize turnover, while focusing on relative valuations, balance sheet strength and higher growth rates.

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31   SSgA TUCKERMAN ACTIVE REIT FUND   WILSHIRE REIT(R) INDEX #   S&P(R) REIT INDEX##
*                                                       $ 10,000                   $ 10,000              $ 10,000
1998                                                    $  8,201                   $  8,357              $  8,228
1999                                                    $  8,700                   $  8,828              $  8,447
2000                                                    $ 10,571                   $ 10,201              $  9,442
2001                                                    $ 12,457                   $ 12,395              $ 11,529
2002                                                    $ 13,560                   $ 13,369              $ 12,570
2003                                                    $ 15,388                   $ 15,551              $ 14,636

SSgA TUCKERMAN ACTIVE REIT FUND

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  11,348     13.48%
5 Years             $  18,764     13.41%+
Inception           $  15,388      8.41%+

WILSHIRE REIT(R) INDEX

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  11,635     16.35%
5 Years             $  18,608     13.22%+
Inception           $  15,551      8.63%+

STANDARD & POOR'S(R) REIT INDEX

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  11,645     16.45%
5 Years             $  17,789     12.21%+
Inception           $  14,636      7.40%+

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to provide income and capital growth by investing primarily in publicly traded securities of real estate companies. The Fund looks to identify companies with superior earnings growth, conservative balance sheets, and dividend security to target out-performance over a 2-3 year time horizon.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA Tuckerman Active REIT Fund gained 13.48%. This compared to the Wilshire REIT(R) Index, which gained 16.35% during the same period. The Fund's performance includes 100 basis points of operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The Fund's management team focused on higher quality securities over the past fiscal year. However, the Fund's focus on quality resulted in its poor performance relative to the benchmark. The Index results were driven by large capital flows seeking high yield and value opportunities. With the management team's focus on higher quality names, the Fund did not rush to participate in volatile market trends, particularly given the REIT sector's generally poor operating fundamentals during the year. This approach led the Fund to invest in securities with consistent earnings, improved external growth opportunities through development and acquisition, and greater security in dividend payout, a significant component of the Fund's absolute total return.

HOW HAS THE MARKET ENVIRONMENT IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG TERM OBJECTIVES?

Significant amounts of capital flowed into the REIT sector during the year due to its attractive yield, particularly in the current low interest rate environment. As valuations in the REIT sector increased throughout the fiscal year, investors sought value in lower cap, lesser quality companies, causing these issues and their respective sectors to appreciate. With the Fund's focus on quality, it missed the appreciation realized by some of these lower quality companies.

HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO THE PERFORMANCE FOR THE FUND OVER THE LAST YEAR.

The strongest performing sector for the Fund was the retail sector. This sector is made up of regional malls, shopping centers and factory outlet centers. Despite a weak economy and depressed real estate fundamentals (occupancy, rental rates, operating expenses, etc.), consumer spending remained robust. As a result, retailers' sales were generally positive and retailers continued to expand. This expansion resulted in increased occupancy for the retail sector and rents for new space were above the expiring rents which were signed in the depressed markets of the early 1990's.

The weakest performing sector was the hotel sector. This part of the industry was hit by what some refer to as the "perfect storm" for travel, due to a weak business economy, increased unemployment, terrorism, and market shocks such as the SARS epidemic. All of these combined to depress both business and leisure travel. Additionally, the revenue per available room (RevPar) was down significantly during the period.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund's management team invested on larger cap companies that could sustain earnings growth in weak economic periods. These companies traditionally had properties in strong locations, maintained market share and economies of scale, had strong tenant retention programs, and maintained external growth opportunities through development and acquisitions. The Fund invested in companies with strong balance sheets which included moderate debt levels and an ability to consistently maintain or increase their dividend payment, the key current income component of the Fund's returns.

Our strategy was driven by a "bottom-up" stock selection strategy combined with a "top down" macro review of industry sectors. The Fund's management team attempted to identify the best companies in each industry sector while also assessing the macroeconomic impact on a sector level. The portfolio was constructed by over-weighting the best companies in each sector and over-weighting or under-weighting each sector relative to our macro view.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY AND DEFENSIVELY RELATIVE TO THE BENCHMARK.

Throughout the year, the Fund was positioned aggressively in the retail sector, particularly the mall sub-sector. This was the single sector that experienced positive operating fundamentals in the face of a weak economy. As retail tenants moved to expand, they favored the established mall locations rather than experimenting with new stand alone locations or less trafficked neighborhood shopping centers. In addition, REIT mall owners continued to add entertainment venues to their tenant mix, expanding the appeal of these destination-shopping locations. Although there was some retrenchment in the traditional department store and discount merchandiser categories, most mall owners were successful in recycling vacant anchor stores space with a variety of newer, large store formats such as bookstores, office supply, and specialty retailers.

The Fund was positioned defensively in the apartment and hotel sectors. Both of these sectors experienced significant downturns along with the broader economy and didn't show consistent signs of a positive operating improvement. Both sectors were tied closely to employment. In addition, the apartment sector experienced an oversupply of new product (the lone sector in this regard) and increasing loss to home ownership fueled by low interest rates.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.


Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  * The Fund commenced operations on April 29, 1998. Index comparisons began May 1, 1998.

  # The Wilshire REIT(R) Index is a market capitalization-weighted index comprised of publicly traded Real Estate Investment Trusts (REITs). No special purpose or healthcare REITs are included. The Index is rebalanced monthly and reconstituted quarterly.

 ## The Standard & Poor's(R) REIT Composite Index is a capitalization-weighted index of 100 stocks designed to measure the performance of Real Estate Investment Trusts, commonly known as REITs.

  +  Annualized.

REIT funds may be subject to a high degree of market risk due to lack of industry diversification. Furthermore, REIT funds may be subject to other risks including, but not limited to, declines in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust, and defaults by borrowers.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSgA
TUCKERMAN ACTIVE REIT FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
COMMON STOCKS - 95.6%
APARTMENT - 21.9%
Apartment Investment &
   Management Co. Class A (o)                              91,614          3,532
Archstone-Smith Trust (o)                                  32,278            844
AvalonBay Communities, Inc. (o)                            55,497          2,575
Camden Property Trust (o)                                  66,680          2,541
Equity Residential (o)                                    111,587          3,245
Essex Property Trust, Inc. (o)                             24,690          1,552
Sun Communities, Inc. (o)                                  47,068          1,811
Town & Country Trust (The) (o)                            109,874          2,527
United Dominion Realty Trust, Inc. (o)                    280,614          5,141
                                                                    ------------
                                                                          23,768
                                                                    ------------

HOTELS/LEISURE - 2.3%
LaSalle Hotel Properties (o)                              116,002          1,914
Meristar Hospitality Corp. (o)                             97,702            644
                                                                    ------------
                                                                           2,558
                                                                    ------------

OFFICE/INDUSTRIAL - 33.1%
Alexandria Real Estate Equities, Inc. (o)                  71,963          3,364
Boston Properties, Inc. (o)                               125,887          5,407
Centerpoint Properties Trust (o)                           51,411          3,259
Corporate Office Properties Trust (o)                     206,459          3,819
Duke Realty Corp. (o)                                      26,248            726
Equity Office Properties Trust (o)                        216,224          6,015
Prentiss Properties Trust (o)                              97,481          2,929
Prologis (o)                                              219,221          6,180
SL Green Realty Corp. (o)                                 120,001          4,220
                                                                    ------------
                                                                          35,919
                                                                    ------------

OUTLET CENTERS - 5.6%
Chelsea Property Group, Inc. (o)                          131,861          6,059
                                                                    ------------

REGIONAL MALLS - 16.5%
General Growth Properties, Inc. (o)                        83,078          5,761
Mills Corp. (The) (o)                                     146,840          5,489
Simon Property Group, Inc. (o)                            155,157          6,628
                                                                    ------------
                                                                          17,878
                                                                    ------------

SELF STORAGE - 1.1%
Public Storage, Inc. (o)                                   32,134          1,185
                                                                    ------------

SHOPPING CENTER - 15.1%
Developers Diversified Realty Corp. (o)                   157,247          4,563
Pan Pacific Retail Properties, Inc. (o)                    72,946          3,071
Ramco-Gershenson Properties (o)                           101,888          2,545
Vornado Realty Trust (o)                                  131,809          6,216
                                                                    ------------
                                                                          16,395
                                                                    ------------

TOTAL COMMON STOCKS
(cost $81,432)                                                           103,762
                                                                    ------------

SHORT-TERM INVESTMENTS - 5.9%
Federated Investors
   Prime Cash Obligation Fund                           4,833,191          4,833
AIM Short Term Investment
   Prime Portfolio                                      1,562,988          1,563
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $6,396)                                                              6,396
                                                                    ------------

TOTAL INVESTMENTS - 101.5%
(identified cost $87,828)                                                110,158

OTHER ASSETS AND LIABILITIES
NET - (1.5%)                                                              (1,594)
                                                                    ------------

NET ASSETS - 100.0%                                                      108,564
                                                                    ============

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

  See accompanying notes which are an integral part of the financial statements.

SSgA
SPECIAL EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to maximize total return through investments in mid-and small capitalization US equity securities.

INVESTS IN: Mid- and small capitalization US equity securities.

STRATEGY: The Fund management team applies a disciplined fundamental investment approach to identify mid- and small capitalization companies positioned to outperform over multiple market cycles. The investment approach emphasizes bottom-up stock selection informed by top-down macroeconomic analysis. The management team focuses on identifying companies with above-average earnings growth and profitability prospects along with the potential for sustainable competitive advantages and industry domination.

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31   SPECIAL EQUITY FUND   RUSSELL 2500(TM) INDEX#   RUSSELL SMALL CAP COMPLETENESS(TM) INDEX##
*                                           $ 10,000                  $ 10,000                                     $ 10,000
1998                                        $  7,170                  $  7,214                                     $  7,345
1999                                        $  9,182                  $  9,552                                     $ 10,113
2000                                        $ 16,495                  $ 12,598                                     $ 14,487
2001                                        $  9,825                  $ 11,371                                     $  9,969
2002                                        $  7,936                  $  9,950                                     $  8,410
2003                                        $  9,752                  $ 11,393                                     $ 10,553

SSgA SPECIAL EQUITY FUND

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  12,289     22.89%
5 Years             $  13,601      6.34%+
Inception           $   9,752     (0.47)%+

RUSSELL 2500(TM) INDEX

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  12,657     26.57%
5 Years             $  17,458     11.79%+
Inception           $  12,594      4.42%+

RUSSELL SMALL CAP COMPLETENESS(TM) INDEX

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  12,547     25.47%
5 Years             $  14,367      7.52%+
Inception           $  10,553      1.01%+

WHAT IS THE FUND'S OBJECTIVE?

To maximize total return through investment in mid and small capitalization US equity securities.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA Special Equity Fund gained 22.89%. This compared to the Russell 2500(TM) Index, which gained 25.47% during the same period. The Fund's performance includes 110 basis points of operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The Fund's performance was driven by stock selection within several sectors. Nine out of the ten economic sectors provided positive returns over the year for the Fund. Only the Fund's holdings in the materials sector provided negative returns, notably OM Group and Cambrex, both of which were sold in October 2002 and July 2003, respectively,

The Fund's holdings in the consumer discretionary, energy, and health care sectors provided the most upside. In consumer discretionary the Fund benefited from holding Chico's and P.F. Changs China Bistro. Teekay Shipping and Patterson-UTI Energy both performed well within the energy sector. Within health care, biotechnology stocks had a very strong year, as the Fund's holdings had an aggregate return that outpaced the Index's biotechnology results.

On a relative basis, the Fund suffered due to stock selection in the industrials and materials, and information technology sectors. Although each one of these sectors provided positive absolute performance, the performance of the stocks in these sectors led to the underperformance of the Fund versus the benchmark. Industrials suffered from the Fund's holdings in OnAssignment, which was sold out of the Fund, and Integrated Defense Technologies, which had much better performance since the beginning of 2003. The information technology sector was hurt mainly through holdings in the communications equipment industry in companies such as Brocade Communications Systems and Extreme Networks.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

The market environment was unfavorable to the Fund's performance on a relative basis due to the vast number of small and mid-cap companies that had substantial positive returns during the period. 350 companies within the Fund's investment universe had returns greater than 100% over the year ended August 31, 2003. Of those 350 companies, 64 had returns greater than 300%. The market environment consisted of many of these high-flying performers that did not provide the liquidity, quality, or have the market capitalization that the Fund's management team would require as potential investments. Due to the focused portfolio holdings of the portfolio, the sheer number of companies with tremendous positive returns that were not held by the Fund negatively impacted its performance on a relative basis.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

The strongest contributors to performance of the Fund last year included Vishay Intertechnology, Gilead Sciences, Chico's, Invitrogen, and Jabil Circuit. The weakest included OM Group, OnAssignment, Cambrex, Brocade Communications Systems, and Extreme Networks.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund was positioned to capitalize on moderate recovery in the economy and the accompanying market movement. The Fund focused on investing in companies that provided goods and services, delivering cost enhancements and more efficient operations for their customers, especially in the information technology sector. Within the consumer discretionary sector, the Fund continued to focus on restaurants, retail, and leisure companies where consumer demand was relatively immune from any further downturn in the economy, while providing significant upside as the market recovered.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO ITS BENCHMARK.

On a sector relative basis, the Fund was fairly in line with the benchmark across the majority of sectors. The Fund's positions in energy were the most aggressive versus the benchmark with an average overweight during the year. This position was brought down significantly as the year progressed and position sizes were reduced mainly on strength. The Fund's exposure to the financials sector was the most defensively positioned sector relative to the benchmark as concerns over interest rates, the slowdown of refinancing activity, and related activities led the Fund to hold high quality companies with strong balance sheets that could weather further economic volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.


Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  * The Fund commenced operations on April 29, 1998. Index comparisons began May 1, 1998.

  # The Russell 2500(TM) Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

 ## The Russell Small Cap Completeness(TM) Index is defined as the Russell 3000(R) Index minus the S&P 500(R) Index. Approximately 40% of the Russell Small Cap Completeness(TM) Index is comprised of small cap stocks, while the remaining 60% are mid-cap issues.

  +  Annualized.

A portion of the fiscal 1999 and 2000 performance of the Fund can be attributed to its investment and trading in Initial Public Offerings (IPOs) which are new securities offered to the market, and their value can fluctuate dramatically. Therefore, there can be no assurance that IPOs will continue to have a positive effect on Fund performance.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSgA
SPECIAL EQUITY FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
COMMON STOCKS - 98.9%
CONSUMER DISCRETIONARY - 17.6%
Brinker International, Inc. (AE)                           23,849            816
Chico's FAS, Inc. (AE)                                     25,200            819
Cumulus Media, Inc. Class A (AE)                           45,900            871
Gentex Corp. (AE)                                          26,100            979
Linens 'N Things, Inc. (AE)                                34,700          1,003
Mandalay Resort Group (AE)                                 18,800            714
PF Chang's China Bistro, Inc. (AE)                         11,000            512
                                                                    ------------
                                                                           5,714
                                                                    ------------

CONSUMER STAPLES - 2.5%
Constellation Brands, Inc. Class A (AE)                    27,800            799
                                                                    ------------

ENERGY - 7.3%
National-Oilwell, Inc. Class C (AE)                        12,600            247
Newfield Exploration Co. (AE)                              13,400            526
Noble Corp. (AE)                                           13,400            485
Smith International, Inc. (AE)                             11,500            450
Teekay Shipping Corp.                                      14,800            667
                                                                    ------------
                                                                           2,375
                                                                    ------------

FINANCIALS - 19.5%
Affiliated Managers Group (AE)                             11,800            800
Commerce Bancorp, Inc.                                     14,200            575
GATX Corp.                                                 28,100            595
Greater Bay Bancorp                                        40,200            827
Hilb Rogal & Hamilton Co.                                  13,900            417
Legg Mason, Inc.                                           10,900            783
Southwest Bancorp of Texas, Inc. (AE)                      21,200            784
T Rowe Price Group, Inc.                                   17,900            761
Willis Group Holdings, Ltd.                                16,100            467
Wintrust Financial Corp.                                    8,800            311
                                                                    ------------
                                                                           6,320
                                                                    ------------

HEALTH CARE - 15.9%
Cephalon, Inc. (AE)                                         8,200            364
Community Health Systems, Inc. (AE)                        27,000            621
Covance, Inc. (AE)                                         36,800            767
CV Therapeutics, Inc. (AE)                                 18,000            462
Gilead Sciences, Inc. (AE)                                  7,100            474
ICOS Corp. (AE)                                            14,800            576
Invitrogen Corp. (AE)                                      11,800            681
NPS Pharmaceuticals, Inc. (AE)                             23,500            645
Province Healthcare Co. (AE)                               40,100            576
                                                                    ------------
                                                                           5,166
                                                                    ------------

INDUSTRIALS - 7.9%
IDEX Corp.                                                 20,200            783
Oshkosh Truck Corp.                                        24,800            970
Parker Hannifin Corp.                                      16,600            822
                                                                    ------------
                                                                           2,575
                                                                    ------------

INFORMATION TECHNOLOGY - 23.9%
BEA Systems, Inc. (AE)                                     51,900            703
Brocade Communications Systems,
   Inc. (AE)                                               86,700            489
Brooks Automation, Inc. (AE)                               41,900          1,023
Emulex Corp. (AE)                                          24,100            583
Extreme Networks (AE)                                     113,300            781
Jabil Circuit, Inc. (AE)                                   35,800          1,007
Novellus Systems, Inc. (AE)                                18,900            755
Roper Industries, Inc.                                     17,200            734
SynopSystem, Inc. (AE)                                      8,000            546
Vishay Intertechnology, Inc. (AE)                          68,600          1,129
                                                                    ------------
                                                                           7,750
                                                                    ------------

MATERIALS - 4.3%
Aptargroup, Inc.                                           18,200            713
Rohm & Haas Co.                                             9,900            360
Spartech Corp.                                             14,500            309
                                                                    ------------
                                                                           1,382
                                                                    ------------

TOTAL COMMON STOCKS
(cost $27,401)                                                            32,081
                                                                    ------------

SHORT-TERM INVESTMENTS - 3.0%
Federated Investors
   Prime Cash Obligation Fund                             231,805            232
AIM Short Term Investment
   Treasury Portfolio                                     747,641            748
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $980)                                                                  980
                                                                    ------------

TOTAL INVESTMENTS - 101.9%
(identified cost $28,381)                                                 33,061

OTHER ASSETS AND LIABILITIES
NET - (1.9%)                                                                (617)
                                                                    ------------

NET ASSETS - 100.0%                                                       32,444
                                                                    ============

AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

  See accompanying notes which are an integral part of the financial statements.

SSgA
AGGRESSIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

INVESTS IN: US equity securities.

STRATEGY: The Fund management team uses a systematic approach designed to uncover equity securities that believed to be undervalued, with superior growth potential. This disciplined investment approach involves a modeling process that evaluates vast amounts of financial and market data and corporate earnings forecasts. The result is an investment process that provides positive long-term total returns through strong bottom-up stock selection. In addition the Fund can invest in IPO's (Initial Public Offerings).

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31   SSgA AGGRESSIVE EQUITY FUND   RUSSELL 3000(R) INDEX#
*                                                   $ 10,000                 $ 10,000
1999                                                $ 12,730                 $ 10,714
2000                                                $ 27,041                 $ 12,924
2001                                                $ 18,070                 $  9,756
2002                                                $ 16,007                 $  8,068
2003                                                $ 18,813                 $  9,192

SSgA AGGRESSIVE EQUITY FUND

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  11,753     17.53%
Inception           $  18,813     14.49%+

RUSSELL 3000(R) INDEX

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  11,393     13.93%
Inception           $   9,192     (1.79)%+

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to maximize total return by investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA Aggressive Equity Fund gained 17.53%. This compared to the Russell 3000(R) Index, which gained 13.93% during the same period. The Fund's performance includes 110 basis points of operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

The Fund's performance was driven by effective stock selection in a variety of sectors including financials and technology. During the first portion of the year, a company's balance sheet quality was an important factor in the manager's selection process. For the latter part of the fiscal year the Fund's positions in technology and internet companies added considerable value.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

The market was particularly difficult this past fiscal year as market sentiment changed during the period. Sentiment moved from a fundamental view on a particular company's profit potential to outright speculation in the face of war and a recovering economy. Since the Fund's investment process identified stocks which were fundamentally undervalued, it tended to trail the benchmark when the market sentiment turned to favoring speculation.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

Genentech, Altera, Nextel, and Amazon all contributed positively to the Fund's performance. Genentech, the biotech drug maker, had a great deal of research success this year, and rode in with their excellent drug pipeline. Altera, a semiconductor device maker, did well in a relatively poor marketplace. Nextel, the cellular-phone company, did well coming out of the recession and made strong gains in both the business and personal cellular markets. Amazon, the online bookseller and e-marketer, surprised the market with continuing increases in demand and dominance of the Internet marketplace.

The detractors to performance included PanAmSat and Motorola. PanAmSat, a commercial provider of satellite services, was subject to multiple jolts of adverse regulatory decisions as well as technical marketing glitches. Motorola continued to suffer from execution problems in the cellular phone arena.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund was positioned to provide excess returns while maintaining a well-diversified view across the US economy. The Fund owned a broad cross-section of stocks with an eye to maintaining rough parity with the Russell 3000(R) Index sector and industry weights.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO BENCHMARK.

On a sector level, the Fund was managed to closely replicate the Russell 3000(R) Index. The added value to the Fund was represented through stock selection, which shifted from favoring homebuilders and mortgage banking companies, to favoring high technology and biotechnology issues. An aggressive stance on individual issues was tempered by sector and industry disciplines.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA fund.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  * The Fund commenced operations on December 30, 1998. Index comparison also began December 30, 1998.

  # The Russell 3000(R) Index is comprised of the 3,000 largest US companies based on total market capitalization.

  +  Annualized.

A portion of the fiscal 1999 performance of the Fund can be attributed to the outperformance of technology stocks. However, such stocks have a higher risk of value fluctuation. Therefore, there can be no assurance that such stocks will continue to have a positive effect on Fund performance.

A portion of the fiscal 1999 and 2000 performance of the Fund can be attributed to its investment and trading in Initial Public Offerings (IPOs) which are new securities offered to the market, and their value can fluctuate dramatically. Therefore, there can be no assurance that IPOs will continue to have a positive effect on Fund performance.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSgA
AGGRESSIVE EQUITY FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
COMMON STOCKS - 98.6%
CONSUMER DISCRETIONARY - 11.7%
Amazon.Com, Inc. (AE)                                      51,200          2,379
Blockbuster, Inc. Class A                                   8,800            180
Ford Motor Co.                                            178,000          2,058
Gap, Inc. (The)                                            48,600          1,015
GTECH Holdings Corp. (AE)                                  17,300            733
Tribune Co.                                                48,100          2,225
                                                                    ------------
                                                                           8,590
                                                                    ------------

CONSUMER STAPLES - 8.9%
Avon Products, Inc.                                        26,900          1,724
ConAgra Foods, Inc.                                        58,700          1,291
Dial Corp. (The)                                           44,600            904
PepsiCo, Inc.                                              37,400          1,666
Procter & Gamble Co.                                       11,000            960
                                                                    ------------
                                                                           6,545
                                                                    ------------

ENERGY - 4.8%
Burlington Resources, Inc.                                 16,000            775
Occidental Petroleum Corp.                                 81,300          2,792
                                                                    ------------
                                                                           3,567
                                                                    ------------

FINANCIALS - 21.4%
Allstate Corp. (The)                                       13,700            490
AON Corp.                                                  53,400          1,185
Capital One Financial Corp.                                25,900          1,383
Countrywide Financial Corp.                                15,200          1,031
Doral Financial Corp.                                      33,400          1,371
Downey Financial Corp.                                     31,000          1,310
Fannie Mae                                                 30,700          1,989
First Tennessee National Corp.                             30,500          1,261
Flagstar Bancorp, Inc.                                     34,400            672
Greenpoint Financial Corp.                                 40,800          1,382
John Hancock Financial Services, Inc.                      30,800            940
JP Morgan Chase & Co.                                      24,800            849
Marshall & Ilsley Corp.                                    10,200            316
National City Corp.                                        45,500          1,441
WR Berkley Corp.                                            4,050            134
                                                                    ------------
                                                                          15,754
                                                                    ------------

HEALTH CARE - 15.4%
Advanced Medical Optics                                    68,000          1,128
Amgen, Inc. (AE)                                           20,700          1,364
Fisher Scientific International (AE)                       25,400            996
Forest Laboratories, Inc. (AE)                             34,000          1,598
Genentech, Inc. (AE)                                       21,800          1,731
Johnson & Johnson                                          34,300          1,701
McKesson Corp.                                             42,600          1,395
Medco Health Solutions, Inc. (AE)                           1,652             44
Merck & Co., Inc.                                          13,700            689
WellPoint Health Networks (AE)                              9,200            718
                                                                    ------------
                                                                          11,364
                                                                    ------------

INDUSTRIALS - 10.2%
Deere & Co.                                                14,900            842
ExpressJet Holdings, Inc. (AE)                            136,600          1,851
FedEx Corp.                                                23,300          1,563
Precision Castparts Corp.                                  55,200          1,954
Raytheon Co.                                                3,500            112
United Technologies Corp.                                  14,500          1,164
                                                                    ------------
                                                                           7,486
                                                                    ------------

INFORMATION TECHNOLOGY - 19.2%
Altera Corp. (AE)                                          86,800          1,948
Arrow Electronics, Inc. (AE)                               53,600          1,106
Avaya, Inc. (AE)                                           90,900            950
Cisco Systems, Inc. (AE)                                   63,900          1,224
Computer Associates International, Inc.                    44,300          1,135
Convergys Corp. (AE)                                       43,900            790
Digital River, Inc. (AE)                                   71,400          1,905
EMC Corp. (AE)                                             98,900          1,261
Intel Corp.                                                24,100            690
Microsoft Corp.                                            65,500          1,737
QLogic Corp. (AE)                                           9,400            461
RSA Security, Inc. (AE)                                    20,600            249
Xerox Corp. (AE)                                           67,000            722
                                                                    ------------
                                                                          14,178
                                                                    ------------

MATERIALS - 1.1%
Pactiv Corp. (AE)                                          39,600            795
                                                                    ------------

TELECOMMUNICATION SERVICES - 1.7%
AT&T Corp.                                                 45,360          1,012
Sprint Corp.-FON Group                                     15,000            222
                                                                    ------------
                                                                           1,234
                                                                    ------------

UTILITIES - 4.2%
Exelon Corp.                                               19,600          1,154
PPL Corp.                                                  21,300            845
UGI Corp.                                                  34,950          1,068
                                                                    ------------
                                                                           3,067
                                                                    ------------

TOTAL COMMON STOCKS
(cost $59,805)                                                            72,580
                                                                    ------------

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.5%
Federated Investors
   Prime Cash Obligation Fund                           1,661,190          1,661
AIM Short Term Investment
   Treasury Portfolio                                     185,949            186
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $1,847)                                                              1,847
                                                                    ------------

TOTAL INVESTMENTS - 101.1%
(identified cost $61,652)                                                 74,427

OTHER ASSETS AND LIABILITIES
NET - (1.1%)                                                                (825)
                                                                    ------------

NET ASSETS - 100.0%                                                       73,602
                                                                    ============

                                                                     UNREALIZED
                                                       NOTIONAL     APPRECIATION
FUTURES CONTRACTS                                       AMOUNT     (DEPRECIATION)
(NUMBER OF CONTRACTS)                                     $              $
--------------------------------------------------------------------------------
LONG POSITIONS
S&P 500 Index
   expiration date 09/03 (4)                                1,008             25
                                                                    ------------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts (a)                                                              25
                                                                    ============


AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

See accompanying notes which are an integral part of the financial statements.

SSgA
IAM SHARES FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS -- AUGUST 31, 2003 (UNAUDITED)

OBJECTIVE: The Fund seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists & Aerospace Workers
(IAM) or affiliated labor unions, or are constituents of the S&P 500(R) Index that have not been identified as having non-union sentiment (IAM Companies).

INVESTS IN: At least 80% of its total assets in equity securities of IAM companies. IAM companies are defined as companies that either have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions, or are listed in the S&P 500(R) Index, and have not been identified by the IAM or affiliated labor unions as having non-union sentiment.

STRATEGY: The Fund's investment strategy is driven by an investment process that manages portfolio exposures to fundamental attributes within a multifactor risk model environment. These attributes include industry allocations, size, style, growth expectations, and valuation ratios.

[CHART]

Growth of a $10,000 Investment

YEARLY PERIODS ENDED AUGUST 31   SSgA IAM SHARES FUND   S&P 500(R) INDEX#
*                                            $ 10,000            $ 10,000
1999                                         $ 10,140            $ 10,234
2000                                         $ 11,655            $ 11,904
2001                                         $  9,025            $  9,001
2002                                         $  7,316            $  7,381
2003                                         $  8,140            $  8,272

SSgA IAM SHARES FUND

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  11,126     11.26%
Inception           $   8,140     (4.73)%+

STANDARD & POOR'S(R) 500 COMPOSITE STOCK INDEX

  PERIOD ENDED      GROWTH OF     TOTAL
    08/31/03         $10,000      RETURN
----------------   -----------   --------
1 Year              $  11,207     12.07%
Inception           $   8,272     (4.37)%+

WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers (IAM) or affiliated labor unions, or are constituents of the S&P 500(R) Index that have not been identified as having non-union sentiment (IAM Companies).

HOW DID THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS COMPARE TO ITS BENCHMARK?

For the fiscal year ended August 31, 2003, the SSgA IAM SHARES Fund gained 11.26%. This compared to the S&P 500(R) Index, which gained 12.07% during the same period. The Fund's performance includes 42 basis points of operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

WHAT DROVE THE FUND'S PERFORMANCE DURING THE PAST YEAR?

Underweights to the technology and financial sectors caused a drag on the Fund's relative performance during the fiscal year. These sectors tend to have little to no union representation. Some of this performance drag was offset by an Index-relative overweight to the consumer discretionary sector.

PLEASE DESCRIBE HOW THE MARKET ENVIRONMENT HAS IMPACTED THE FUND'S PERFORMANCE AND ITS ABILITY TO MEET LONG-TERM OBJECTIVES.

Due to the overall objective of the Fund, it was positioned to be overweight in many of the "old economy" sectors that are more apt to have union representation. These sectors tend to have a value bias inherent in them. During the fiscal year ended August 31, 2003, growth stocks outperformed value stocks.

CAN YOU HIGHLIGHT THE STRONGEST AND WEAKEST CONTRIBUTORS TO PERFORMANCE FOR THE FUND OVER THE LAST YEAR?

The strongest contributors to the Fund's performance during the period were Citigroup+/-, Coach, Inc.+/-, 99 Cents Only Stores+/-, Paccar+/- and Tiffany & Co.+/-.

The weakest contributors to the Fund's performance during the period were Altria Group+/-, Baxter International+/-, Northrop Grumann Corp.+/-, and
Schering-Plough Corp+/-. Wal-Mart, a boycotted security, performed exceptionally strong during the fiscal period. However, since the Fund was prohibited from holding this company, the Fund's performance was weakened relative to the benchmark.

HOW HAS THE FUND BEEN POSITIONED OVER THE LAST YEAR TO HELP MEET ITS LONG-TERM OBJECTIVES?

The Fund was managed through a model-driven process that manages portfolio exposure to fundamental attributes in a multi-factor risk model environment. These attributes included industry allocations as well as factors such as size, style, growth expectations, and valuation ratios. This model attempted to create a portfolio with the best expected return per unit of risk around the mandate that it invests the majority of the Fund's assets in "union-friendly" companies. The model maintained a long-term focus and was reviewed frequently to determine whether the Fund should have been rebalanced.

COMMENT ON AREAS WHERE THE FUND WAS POSITIONED AGGRESSIVELY RELATIVE TO THE BENCHMARK. ALSO, PLEASE COMMENT ON AREAS WHERE THE FUND WAS POSITIONED DEFENSIVELY RELATIVE TO ITS BENCHMARK.

The Fund was positioned aggressively to the typical value-tilted sectors such as consumer discretionary, consumer staples, energy, and industrials. As mentioned above, these sectors normally contain companies where union representation was more prevalent. Conversely, the Fund was positioned defensively to more growth-tilted sectors such as financials, health care, and technology in which union representation was not as common.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of SSgA Funds Management, Inc., ("SSgA FM") or any other person in SSgA FM or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and SSgA FM disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for an SSgA Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any SSgA Fund.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  * The Fund commenced operations on June 2, 1999. Index comparison also began on June 2, 1999.

  # The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

  +  Annualized.

+/-  Denotes IAM affiliated company.

A portion of the fiscal 2000 performance of the Fund can be attributed to its investment and trading in Initial Public Offerings (IPOs) which are new securities offered to the market, and their value can fluctuate dramatically. Therefore, there can be no assurance that IPOs will continue to have a positive effect on Fund performance.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSgA
IAM SHARES FUND

STATEMENT OF NET ASSETS -- AUGUST 31, 2003

Amounts in thousands (EXCEPT SHARE AMOUNTS)

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
COMMON STOCKS - 98.6%
CONSUMER DISCRETIONARY - 14.5%
99 Cents Only Stores (AE)                                  20,866            748
AOL Time Warner, Inc. (AE)                                 68,250          1,117
Bed Bath & Beyond, Inc. (AE)                                2,000             86
Best Buy Co., Inc. (AE)                                     4,350            226
Black & Decker Corp.                                        5,600            240
Brunswick Corp.                                             4,700            127
Clear Channel Communications,
   Inc. (AE)                                                4,900            221
Coach, Inc. (AE)                                           12,794            743
Comcast Corp. Class A (AE)                                 26,244            781
DaimlerChrysler AG                                          3,000            115
eBay, Inc. (AE)                                            10,800            600
Ethan Allen Interiors, Inc.                                13,800            534
Family Dollar Stores                                        4,300            173
Federal Signal Corp.                                        7,800            157
Federated Department Stores                                 1,600             70
Ford Motor Co.                                             44,621            516
Gap, Inc. (The)                                             8,500            178
General Motors Corp.                                       18,080            743
Harley-Davidson, Inc.                                      13,800            688
Home Depot, Inc.                                           32,600          1,048
Hughes Electronics Corp. Class H (AE)                      23,580            352
Jakks Pacific, Inc. (AE)                                    2,100             25
JC Penney Co., Inc. Holding Co.                             1,100             23
Johnson Controls, Inc.                                      4,700            465
Katy Industries, Inc. (AE)                                 14,000             70
Knight-Ridder, Inc.                                         6,000            407
Kohl's Corp. (AE)                                           7,000            443
Koninklijke Philips Electronics NV                         14,189            346
Lear Corp. (AE)                                             1,700             94
Leggett & Platt, Inc.                                       7,700            178
Liberty Media Corp. Class A (AE)                           33,892            410
Lowe's Cos., Inc.                                           9,700            532
Marriott International, Inc. Class A                        7,300            298
Maytag Corp.                                               10,800            293
Meredith Corp.                                              6,300            299
New York Times Co. Class A                                 15,400            684
Newell Rubbermaid, Inc.                                    14,600            347
Omnicom Group                                               1,400            109
Sears Roebuck and Co.                                      28,000          1,233
Sherwin-Williams Co. (The)                                  5,700            171
Stanley Works (The)                                         2,300             70
Starwood Hotels & Resorts Worldwide, Inc.                  11,600            392
Target Corp.                                               14,700            597
Tiffany & Co.                                              22,400            872
TJX Cos., Inc.                                              1,100             24
Tribune Co.                                                20,307            939
Viacom, Inc. Class B (AE)                                  28,535          1,284
Walt Disney Co.                                            63,700          1,306
Washington Post Class B                                       521            363
Whirlpool Corp.                                             4,900            341
                                                                    ------------
                                                                          22,078
                                                                    ------------

CONSUMER STAPLES - 13.5%
Altria Group, Inc.                                         52,600          2,168
Anheuser-Busch Cos., Inc. Class C                          37,500          1,933
Archer-Daniels-Midland Co.                                 36,230            503
Arden Group, Inc. Class A (AE)                              1,500             89
Campbell Soup Co.                                          20,700            501
Coca-Cola Co. (The)                                        59,500          2,589
ConAgra Foods, Inc.                                        32,500            715
Costco Wholesale Corp. (AE)                                 7,000            225
Dean Foods Co. (AE)                                         9,300            270
Dial Corp. (The)                                           14,000            284
Gillette Co. (The)                                         20,000            649
Great Atlantic & Pacific Tea Co. (AE)                       4,500             43
Interstate Bakeries                                         2,700             36
Kellogg Co.                                                 8,700            292
Kimberly-Clark Corp.                                       19,600          1,002
Kraft Foods, Inc. Class A                                   5,970            177
Kroger Co. (AE)                                            36,600            703
PepsiAmericas, Inc.                                         3,700             52
PepsiCo, Inc.                                              46,240          2,060
Procter & Gamble Co.                                       34,400          3,003
Safeway, Inc. (AE)                                         18,600            454
Sara Lee Corp.                                             36,430            691
Supervalu, Inc.                                             8,500            205
Systemco Corp.                                             37,700          1,186
Unilever NV Class S                                         7,100            397
Walgreen Co.                                                9,600            313
                                                                    ------------
                                                                          20,540
                                                                    ------------

ENERGY - 6.9%
Baker Hughes, Inc.                                          6,200            207
BP PLC - ADR                                               10,668            445
ChevronTexaco Corp.                                        28,498          2,077
ConocoPhillips                                              1,200             67
Exxon Mobil Corp.                                         136,968          5,163
Halliburton Co.                                             9,200            222
Royal Dutch Petroleum Co. Class S                          16,400            736
Schlumberger, Ltd.                                         23,900          1,183
Transocean, Inc.                                           13,764            291
Unocal Corp.                                                1,300             40
                                                                    ------------
                                                                          10,431
                                                                    ------------

FINANCIALS - 16.2%
ACE, Ltd.                                                   3,200            103
Aegon NV                                                   34,676            432
Aflac, Inc.                                                 3,800            122
Allstate Corp. (The)                                        6,300            225

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
AMBAC Financial Group, Inc.                                   900             58
American Express Co.                                       16,200            730
American Financial Group, Inc.                             18,800            411
American International Group                               35,474          2,113
Bank of America Corp.                                      23,700          1,878
Bank of New York Co., Inc. (The)                            8,500            250
Bank One Corp.                                             14,800            584
BB&T Corp.                                                  3,700            135
Capital One Financial Corp.                                 2,100            112
Charles Schwab Corp. (The)                                 23,200            252
Citigroup, Inc.                                           132,866          5,759
Fannie Mae                                                 11,200            726
Fifth Third Bancorp                                         8,100            475
First Tennessee National Corp.                                800             33
FleetBoston Financial Corp.                                12,055            357
Freddie Mac                                                 6,600            351
Golden West Financial Corp.                                 2,200            190
Goldman Sachs Group, Inc.                                   6,400            566
Hartford Financial Services Group, Inc.                     1,200             64
HSBC Holdings PLC - ADR                                    14,659            943
Janus Capital Group, Inc.                                  41,600            718
JP Morgan Chase & Co.                                      32,550          1,114
Lehman Brothers Holdings, Inc.                              3,200            210
Marsh & McLennan Cos., Inc.                                   500             25
MBNA Corp.                                                 13,050            305
Mellon Financial Corp.                                      1,400             44
Merrill Lynch & Co., Inc.                                  11,300            608
Metlife, Inc.                                               3,400             97
Morgan Stanley                                             14,800            722
National City Corp.                                         2,100             67
North Fork BanCorp., Inc.                                   3,500            118
Northern Trust Corp.                                        1,000             42
Progressive Corp. (The)                                     3,500            248
Providian Financial Corp. (AE)                              6,400             66
SLM Corp.                                                   2,700            108
SunTrust Banks, Inc.                                        1,100             67
Travelers Property Casualty Corp.
   Class A                                                 32,399            499
Travelers Property Casualty Corp.
   Class B                                                 12,326            191
US Bancorp                                                 28,212            674
Wachovia Corp.                                             18,200            767
Washington Mutual, Inc.                                    15,050            587
Wells Fargo & Co.                                           7,500            376
XL Capital, Ltd. Class A                                      700             53
                                                                    ------------
                                                                          24,575
                                                                    ------------

HEALTH CARE - 11.4%
Abbott Laboratories                                        17,200            693
Amgen, Inc. (AE)                                           16,772          1,105
Anthem, Inc. (AE)                                             800             59
Applera Corp. - Applied
   BioSystems Group Class P                                19,400            422
Baxter International, Inc.                                 25,800            725
Boston Scientific Corp. (AE)                                4,300            258
Bristol-Myers Squibb Co.                                   17,700            449
Cardinal Health, Inc.                                       2,400            137
Cigna Corp.                                                   500             24
Edwards Lifesciences Corp. (AE)                            18,200            518
Eli Lilly & Co.                                            12,700            845
Fisher Scientific International (AE)                        5,600            220
Forest Laboratories, Inc. (AE)                              4,400            207
HCA, Inc.                                                   4,200            160
Invitrogen Corp. (AE)                                       6,212            358
Johnson & Johnson                                          35,300          1,750
King Pharmaceuticals, Inc. (AE)                             1,400             20
Medco Health Solutions, Inc. (AE)                           6,862            183
Medimmune, Inc. (AE)                                        1,400             49
Medtronic, Inc.                                             9,800            486
Merck & Co., Inc.                                          56,900          2,863
New Brunswick Scientific, Inc. (AE)                         9,792             49
Pfizer, Inc.                                              115,645          3,459
Schering-Plough Corp.                                      47,200            717
Steris Corp. (AE)                                          13,500            316
Tenet Healthcare Corp. (AE)                                 4,100             66
UnitedHealth Group, Inc.                                    7,600            376
WellPoint Health Networks (AE)                              1,200             94
Wyeth                                                      13,600            583
Zimmer Holdings, Inc. (AE)                                  1,770             92
                                                                    ------------
                                                                          17,283
                                                                    ------------

INDUSTRIALS - 15.8%
3M Co.                                                     13,900          1,980
ABX Air, Inc. (AE)                                         11,600             27
Actuant Corp. Class A (AE)                                  2,200            113
American Standard Cos., Inc. (AE)                             800             64
Arkansas Best Corp.                                         1,800             50
Boeing Co. (The)                                           17,800            666
Caterpillar, Inc.                                          13,300            955
Cendant Corp. (AE)                                         43,600            784
CSX Corp.                                                   5,000            161
Danaher Corp.                                               7,500            579
Deere & Co.                                                 5,500            311
Dover Corp.                                                13,200            502
Eaton Corp.                                                 5,300            496
Emerson Electric Co.                                       14,500            809
General Dynamics Corp.                                      7,100            611
General Electric Co.                                      199,600          5,901
H&R Block, Inc.                                               900             40
Honeywell International, Inc.                              21,962            637
Illinois Tool Works, Inc.                                   9,704            702
Ingersoll-Rand Co. Class A                                  1,600             95

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
Kansas City Southern (AE)                                  25,450            309
L-3 Communications Holdings, Inc. (AE)                      4,800            245
Lockheed Martin Corp.                                       9,500            487
Manpower, Inc.                                              7,100            276
Masco Corp.                                                28,900            716
Navistar International Corp. (AE)                           5,000            224
Norfolk Southern Corp.                                     12,800            244
Northrop Grumman Corp.                                      5,650            539
Paccar, Inc.                                                6,600            562
Raytheon Co.                                               13,000            417
Rockwell Automation, Inc.                                   4,200            114
Rockwell Collins, Inc.                                      4,200            114
Ryder System, Inc.                                          7,500            225
Siemens AG - ADR                                            2,700            168
Southwest Airlines Co.                                     29,625            506
SPX Corp. (AE)                                              4,800            237
Teledyne Technologies, Inc. (AE)                            6,800            104
Thomas & Betts Corp. (AE)                                   2,300             39
Tyco International, Ltd.                                   36,700            755
Union Pacific Corp.                                         7,200            439
United Parcel Service, Inc. Class B                         5,114            321
United Technologies Corp.                                  11,700            939
Waste Management, Inc.                                     19,900            530
                                                                    ------------
                                                                          23,993
                                                                    ------------

INFORMATION TECHNOLOGY - 14.3%
Adobe Systems, Inc.                                         2,500             97
Agilent Technologies, Inc. (AE)                             2,212             54
Amphenol Corp. Class A (AE)                                 6,600            360
Analog Devices, Inc. (AE)                                   2,900            119
Applied Materials, Inc. (AE)                               19,500            421
Axcelis Technologies, Inc. (AE)                            29,400            256
BMC Software, Inc. (AE)                                     1,700             25
Broadcom Corp. Class A (AE)                                 4,100            113
Cisco Systems, Inc. (AE)                                  110,200          2,110
Citrix Systems, Inc. (AE)                                   2,000             41
Computer Associates International, Inc.                     4,800            123
Computer Sciences Corp. (AE)                               12,500            532
Concord EFS, Inc. (AE)                                      6,400             89
Dell, Inc. (AE)                                            35,800          1,168
Electronic Arts, Inc. (AE)                                  1,400            126
Electronic Data Systems Corp.                               1,200             26
EMC Corp. (AE)                                             30,500            389
Energy Co.nversion Devices, Inc. (AE)                       9,400            113
First Data Corp.                                            4,200            161
Hewlett-Packard Co.                                        37,432            746
Intel Corp.                                               103,600          2,965
International Business Machines Corp.                      24,600          2,017
Intuit, Inc. (AE)                                           2,900            131
JDS Uniphase Corp. (AE)                                    13,500             46
Lucent Technologies, Inc. (AE)                             29,095             56
Maxim Integrated Products                                   2,400            108
Maxtor Corp. (AE)                                          30,804            352
Mercury Interactive Corp. (AE)                              1,700             75
Micron Technology, Inc. (AE)                                5,800             83
Microsoft Corp.                                           174,000          4,613
Motorola, Inc.                                             15,700            168
Network Appliance, Inc. (AE)                                3,800             85
Nvidia Corp. (AE)                                           2,900             53
Oracle Corp. (AE)                                          90,500          1,157
Peoplesoft, Inc. (AE)                                       4,500             81
PerkinElmer, Inc.                                           5,700             94
QLogic Corp. (AE)                                           1,500             74
Qualcomm, Inc.                                              9,400            388
Quantum Corp. (AE)                                         17,000             51
Siebel Systems, Inc. (AE)                                   8,700             88
Sun MicroSystems, Inc. (AE)                                45,000            174
Texas Instruments, Inc.                                    20,500            489
Titan Corp. (AE)                                           17,700            285
Veritas Software Corp. (AE)                                 6,000            207
Xerox Corp. (AE)                                           38,700            417
Xilinx, Inc. (AE)                                           2,500             77
Yahoo, Inc. (AE)                                           11,300            377
                                                                    ------------
                                                                          21,780
                                                                    ------------

MATERIALS - 2.4%
Air Products & Chemicals, Inc.                              6,000            284
Alcoa, Inc.                                                15,900            454
Dow Chemical Co. (The)                                     25,488            880
Georgia-Pacific Corp.                                       9,800            227
International Paper Co.                                    16,873            684
Martin Marietta Materials, Inc.                             3,700            141
Monsanto Co.                                                1,330             34
Rohm & Haas Co.                                             7,236            263
Temple-Inland, Inc.                                         4,300            214
Weyerhaeuser Co. Series O                                   8,100            482
                                                                    ------------
                                                                           3,663
                                                                    ------------

TELECOMMUNICATION SERVICES - 3.4%
AT&T Corp.                                                 16,225            362
AT&T Wireless Services, Inc. (AE)                          85,990            741
BellSouth Corp.                                            18,000            454
Nextel Communications, Inc.
   Class A (AE)                                            16,300            314
Qwest Communications International                         15,400             69
SBC Communications, Inc.                                   38,053            856
Sprint Corp.-FON Group                                      2,900             43
Sprint Corp.-PCS Group (AE)                                23,800            124
Verizon Communications, Inc.                               63,772          2,252
                                                                    ------------
                                                                           5,215
                                                                    ------------

                                                      PRINCIPAL        MARKET
                                                      AMOUNT ($)       VALUE
                                                      OR SHARES          $
--------------------------------------------------------------------------------
UTILITIES - 0.2%
Exelon Corp.                                                2,800            165
Southern Co. (The)                                          7,100            201
                                                                    ------------
                                                                             366
                                                                    ------------

TOTAL COMMON STOCKS
(cost $173,948)                                                          149,924
                                                                    ------------

SHORT-TERM INVESTMENTS - 1.3%
American Advantage
   Money Market Fund                                       89,285             89
AIM Short Term Investment
   Prime Portfolio                                      1,707,156          1,707
United States Treasury Bill (g)(f)(b)
   0.900% due 09/11/03                                        210            210
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $2,006)                                                              2,006
                                                                    ------------

TOTAL INVESTMENTS - 99.9%
(identified cost $175,954)                                               151,930

OTHER ASSETS AND LIABILITIES
NET - 0.1%                                                                   176
                                                                    ------------

NET ASSETS - 100.0%                                                      152,106
                                                                    ============

                                                                     UNREALIZED
                                                       NOTIONAL     APPRECIATION
FUTURES CONTRACTS                                       AMOUNT     (DEPRECIATION)
(NUMBER OF CONTRACTS)                                     $              $
---------------------------------------------------------------------------------
LONG POSITIONS
S&P 500 Index
   expiration date 09/03 (9)                                2,267              8
                                                                    ------------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                                   8
                                                                    ============


AS A COURTESY TO OUR FUND SHAREHOLDERS, A COMPLETE UNAUDITED LIST OF FUND HOLDINGS IS MADE AVAILABLE NO LATER THAN 60 DAYS AFTER THE END OF EACH QUARTER. THE LIST MAY BE OBTAINED BY CALLING 1-800-647-7327.

See accompanying notes which are an integral part of the financial statements.

SSgA
EQUITY FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- AUGUST 31, 2003

Amounts in thousands

                                                           DISCIPLINED
                                                           EQUITY FUND
------------------------------------------------------------------------
ASSETS
Investments, at identified cost                           $      235,407
------------------------------------------------------------------------
Investments, at market*                                          221,549
Cash (restricted)                                                     --
Receivables:
       Dividends and interest                                        336
       Investments sold                                            2,486
       Fund shares sold                                               49
       Daily variation margin on futures contracts                     8
Prepaid expenses                                                      --
Investment of securities lending collateral in money
   market funds, at cost and market value                          6,023
                                                          --------------
TOTAL ASSETS                                                     230,451
                                                          --------------

LIABILITIES
Payables:
       Investments purchased                                         825
       Fund shares redeemed                                           --
       Accrued fees to affiliates                                    169
       Other accrued expenses                                         26
Payable upon return of securities loaned                           6,023
                                                          --------------
TOTAL LIABILITIES                                                  7,043
                                                          --------------

NET ASSETS                                                $      223,408
                                                          ==============

Net Assets Consist of:
Undistributed (overdistributed) net investment income     $          435
Accumulated net realized gain (loss)                             (95,320)
Unrealized appreciation (depreciation) on:
       Investments                                               (13,858)
       Futures contracts                                              27
Shares of beneficial interest                                         28
Additional paid-in capital                                       332,096
                                                          --------------
NET ASSETS                                                $      223,408
                                                          ==============

NET ASSET VALUE, offering and redemption price per
   share:
   NET ASSET VALUE PER SHARE**                            $         7.97
       Net assets                                         $  223,407,597
       Shares outstanding ($.001 par value)                   28,038,181

Amounts in thousands

*      Securities on loan included in investments         $        5,878
**     Net Asset Value per share equals net assets
       divided by shares of beneficial interest
       outstanding.

See accompanying notes which are an integral part of the financial statements.

                                                            SMALL CAP             CORE          TUCKERMAN ACTIVE
                                                               FUND        OPPORTUNITIES FUND       REIT FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                           $      308,918   $          411,204   $         87,828
----------------------------------------------------------------------------------------------------------------
Investments, at market*                                          360,997              382,996            110,158
Cash (restricted)                                                     --                   --                 --
Receivables:
       Dividends and interest                                        233                  472                 94
       Investments sold                                               --                   --                859
       Fund shares sold                                            1,905                  256                896
       Daily variation margin on futures contracts                   155                   --                 --
Prepaid expenses                                                      22                   26                  1
Investment of securities lending collateral in money
   market funds, at cost and market value                         73,182               18,586              4,159
                                                          --------------   ------------------   ----------------
TOTAL ASSETS                                                     436,494              402,336            116,167
                                                          --------------   ------------------   ----------------

LIABILITIES
Payables:
       Investments purchased                                          --                   --              3,327
       Fund shares redeemed                                           18                6,010                  6
       Accrued fees to affiliates                                    322                  344                 80
       Other accrued expenses                                         27                   22                 31
Payable upon return of securities loaned                          73,182               18,586              4,159
                                                          --------------   ------------------   ----------------
TOTAL LIABILITIES                                                 73,549               24,962              7,603
                                                          --------------   ------------------   ----------------

NET ASSETS                                                $      362,945   $          377,374   $        108,564
                                                          ==============   ==================   ================

Net Assets Consist of:
Undistributed (overdistributed) net investment income     $          638   $              345   $            271
Accumulated net realized gain (loss)                             (54,980)             (83,896)            (4,699)
Unrealized appreciation (depreciation) on:
       Investments                                                52,079              (28,208)            22,330
       Futures contracts                                             894                   --                 --
Shares of beneficial interest                                         16                   22                  9
Additional paid-in capital                                       364,298              489,111             90,653
                                                          --------------   ------------------   ----------------
NET ASSETS                                                $      362,945   $          377,374   $        108,564
                                                          ==============   ==================   ================

NET ASSET VALUE, offering and redemption price per
   share:
   NET ASSET VALUE PER SHARE**                            $        22.25   $            17.03   $          11.45
       Net assets                                         $  362,944,576   $      377,373,958   $    108,564,105
       Shares outstanding ($.001 par value)                   16,315,234           22,158,114          9,482,197

Amounts in thousands

*      Securities on loan included in investments         $       71,297   $           18,187   $          4,063
**     Net Asset Value per share equals net assets
       divided by shares of beneficial interest
       outstanding.

                                                             SPECIAL         AGGRESSIVE          IAM
                                                           EQUITY FUND       EQUITY FUND     SHARES FUND
----------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                           $       28,381   $       61,652   $      175,954
----------------------------------------------------------------------------------------------------------
Investments, at market*                                           33,061           74,427          151,930
Cash (restricted)                                                     --              100               --
Receivables:
       Dividends and interest                                          7               91              280
       Investments sold                                               --               --               --
       Fund shares sold                                                2               11                1
       Daily variation margin on futures contracts                    --                8               15
Prepaid expenses                                                      --               25                1
Investment of securities lending collateral in money
   market funds, at cost and market value                          7,794            3,434            2,208
                                                          --------------   --------------   --------------
TOTAL ASSETS                                                      40,864           78,096          154,435
                                                          --------------   --------------   --------------

LIABILITIES
Payables:
       Investments purchased                                          --               --               --
       Fund shares redeemed                                          579              968               --
       Accrued fees to affiliates                                     28               75              101
       Other accrued expenses                                         19               17               20
Payable upon return of securities loaned                           7,794            3,434            2,208
                                                          --------------   --------------   --------------
TOTAL LIABILITIES                                                  8,420            4,494            2,329
                                                          --------------   --------------   --------------

NET ASSETS                                                $       32,444   $       73,602   $      152,106
                                                          ==============   ==============   ==============

Net Assets Consist of:
Undistributed (overdistributed) net investment income     $           --   $           60   $          386
Accumulated net realized gain (loss)                             (27,223)         (14,071)         (13,036)
Unrealized appreciation (depreciation) on:
       Investments                                                 4,680           12,775          (24,024)
       Futures contracts                                              --               25                8
Shares of beneficial interest                                          3               16               20
Additional paid-in capital                                        54,984           74,797          188,752
                                                          --------------   --------------   --------------
NET ASSETS                                                $       32,444   $       73,602   $      152,106
                                                          ==============   ==============   ==============

NET ASSET VALUE, offering and redemption price per
   share:
   NET ASSET VALUE PER SHARE**                            $         9.73   $         4.56   $         7.80
       Net assets                                         $   32,444,374   $   73,601,506   $  152,106,368
       Shares outstanding ($.001 par value)                    3,333,547       16,125,504       19,512,453

Amounts in thousands

*       Securities on loan included in investments        $        7,619   $        3,361   $        2,143
**      Net Asset Value per share equals net assets
        divided by shares of beneficial interest
        outstanding.

  See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED AUGUST 31, 2003

Amounts in thousands

                                                           DISCIPLINED
                                                           EQUITY FUND
------------------------------------------------------------------------
INVESTMENT INCOME
       Dividends                                          $        4,148
       Interest                                                       11
       Securities Lending Income                                      10
                                                          --------------
TOTAL INVESTMENT INCOME                                            4,169
                                                          --------------

EXPENSES
       Advisory fees                                               1,025
       Administrative fees                                           105
       Custodian fees                                                 59
       Distribution fees                                              14
       Transfer agent fees                                            34
       Professional fees                                              24
       Registration fees                                               1
       Shareholder servicing fees                                     33
       Trustees' fees                                                 14
       Printing fees                                                   9
       Miscellaneous                                                  10
                                                          --------------
       Expenses before reductions                                  1,328
       Expense reductions                                           (438)
                                                          --------------
Net Expenses                                                         890
                                                          --------------
NET INVESTMENT INCOME (LOSS)                                       3,279
                                                          --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
       Investments                                               (44,805)
       Futures contracts                                           1,673
                                                          --------------
Net realized gain (loss)                                         (43,132)
                                                          --------------
Net change in unrealized appreciation (depreciation) on:
       Investments                                                59,558
       Futures contracts                                            (203)
                                                          --------------
Net change in unrealized appreciation (depreciation)              59,355
                                                          --------------
Net realized and unrealized gain (loss)                           16,223
                                                          --------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS     $       19,502
                                                          ==============

See accompanying notes which are an integral part of the financial statements.

                                                            SMALL CAP             CORE          TUCKERMAN ACTIVE
                                                               FUND        OPPORTUNITIES FUND       REIT FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
       Dividends                                          $        3,405   $            4,904   $          5,813
       Interest                                                        6                   --                 --
       Securities Lending Income                                     189                   15                  4
                                                          --------------   ------------------   ----------------
TOTAL INVESTMENT INCOME                                            3,600                4,919              5,817
                                                          --------------   ------------------   ----------------

EXPENSES
       Advisory fees                                               1,954                2,664                627
       Administrative fees                                           112                  139                 61
       Custodian fees                                                 64                   70                 34
       Distribution fees                                              70                  181                153
       Transfer agent fees                                            53                   98                 54
       Professional fees                                              33                   38                 31
       Registration fees                                              32                   34                 34
       Shareholder servicing fees                                    335                  500                 37
       Trustees' fees                                                 15                   20                 12
       Printing fees                                                  16                   22                 15
       Miscellaneous                                                  21                   22                 29
                                                          --------------   ------------------   ----------------
       Expenses before reductions                                  2,705                3,788              1,087
       Expense reductions                                             (1)                 (42)              (121)
                                                          --------------   ------------------   ----------------
Net Expenses                                                       2,704                3,746                966
                                                          --------------   ------------------   ----------------
NET INVESTMENT INCOME (LOSS)                                         896                1,173              4,851
                                                          --------------   ------------------   ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
       Investments                                               (20,944)             (16,853)            (3,941)
       Futures contracts                                           1,347                   --                 --
                                                          --------------   ------------------   ----------------
Net realized gain (loss)                                         (19,597)             (16,853)            (3,941)
                                                          --------------   ------------------   ----------------
Net change in unrealized appreciation (depreciation) on:
       Investments                                                71,849               54,921             12,144
       Futures contracts                                             957                   --                 --
                                                          --------------   ------------------   ----------------
Net change in unrealized appreciation (depreciation)              72,806               54,921             12,144
                                                          --------------   ------------------   ----------------

Net realized and unrealized gain (loss)                           53,209               38,068              8,203
                                                          --------------   ------------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS     $       54,105   $           39,241   $         13,054
                                                          ==============   ==================   ================

                                                             SPECIAL         AGGRESSIVE       IAM SHARES
                                                           EQUITY FUND       EQUITY FUND         FUND
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
       Dividends                                          $          208   $          751   $        2,562
       Interest                                                       --               --                3
       Securities Lending Income                                       9                7                5
                                                          --------------   --------------   --------------
TOTAL INVESTMENT INCOME                                              217              758            2,570
                                                          --------------   --------------   --------------

EXPENSES
       Advisory fees                                                 242              476              342
       Administrative fees                                            41               51               74
       Custodian fees                                                 22               36               37
       Distribution fees                                              16               46               14
       Transfer agent fees                                            40               38               18
       Professional fees                                              31               38               30
       Registration fees                                              17               31               12
       Shareholder servicing fees                                     13               34                7
       Trustees' fees                                                 11               12               13
       Printing fees                                                  15               17               13
       Miscellaneous                                                   9                9               13
                                                          --------------   --------------   --------------
       Expenses before reductions                                    457              788              573
       Expense reductions                                           (102)             (90)              --
                                                          --------------   --------------   --------------
Net Expenses                                                         355              698              573
                                                          --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)                                        (138)              60            1,997
                                                          --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
       Investments                                                (2,634)          (2,366)          (3,840)
       Futures contracts                                              --             (152)             157
                                                          --------------   --------------   --------------
Net realized gain (loss)                                          (2,634)          (2,518)          (3,683)
                                                          --------------   --------------   --------------
Net change in unrealized appreciation (depreciation) on:
       Investments                                                 8,836           13,558           16,742
       Futures contracts                                              --               41              131
                                                          --------------   --------------   --------------
Net change in unrealized appreciation (depreciation)               8,836           13,599           16,873
                                                          --------------   --------------   --------------

Net realized and unrealized gain (loss)                            6,202           11,081           13,190
                                                          --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS     $        6,064   $       11,141   $       15,187
                                                          ==============   ==============   ==============

  See accompanying notes which are an integral part of the financial statements.

SSgA
EQUITY FUNDS

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE PERIODS ENDED AUGUST 31,

Amounts in thousands

                                                            DISCIPLINED EQUITY             SMALL CAP
                                                                   FUND                      FUND
                                                          -----------------------   -----------------------
                                                             2003         2002         2003         2002
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
    Net investment income (loss)                          $    3,279   $    2,982   $      896   $       23
    Net realized gain (loss)                                 (43,132)      (7,397)     (19,597)      (4,930)
    Net change in unrealized appreciation (depreciation)      59,355      (43,816)      72,806      (23,603)
                                                          ----------   ----------   ----------   ----------
Net increase (decrease) in net assets from operations         19,502      (48,231)      54,105      (28,510)
                                                          ----------   ----------   ----------   ----------

DISTRIBUTIONS
    From net investment income                                (3,421)      (2,593)        (281)        (285)
    Return of capital                                             --           --           --           --
                                                          ----------   ----------   ----------   ----------
Net decrease in net assets from distributions                 (3,421)      (2,593)        (281)        (285)
                                                          ----------   ----------   ----------   ----------

SHARE TRANSACTIONS
    Net increase (decrease) in net assets from share
       transactions                                          (64,655)      38,982       42,149       41,317
                                                          ----------   ----------   ----------   ----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                  (48,574)     (11,842)      95,973       12,522

NET ASSETS
    Beginning of period                                      271,982      283,824      266,972      254,450
                                                          ----------   ----------   ----------   ----------

    End of period                                         $  223,408   $  271,982   $  362,945   $  266,972
                                                          ==========   ==========   ==========   ==========

    Undistributed (overdistributed) net investment
       income included in net assets                      $      435   $      577   $      638   $       23

See accompanying notes which are an integral part of the financial statements.

                                                            CORE OPPORTUNITIES          TUCKERMAN ACTIVE
                                                                   FUND                     REIT FUND
                                                          -----------------------   -----------------------
                                                             2003         2002         2003         2002
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
    Net investment income (loss)                          $    1,173   $     (237)  $    4,851   $    3,332
    Net realized gain (loss)                                 (16,853)     (57,942)      (3,941)         795
    Net change in unrealized appreciation (depreciation)      54,921      (30,652)      12,144        1,371
                                                          ----------   ----------   ----------   ----------
Net increase (decrease) in net assets from operations         39,241      (88,831)      13,054        5,498
                                                          ----------   ----------   ----------   ----------

DISTRIBUTIONS
    From net investment income                                  (828)          --       (4,868)      (3,184)
    Return of capital                                             --           --           --           --
                                                          ----------   ----------   ----------   ----------
Net decrease in net assets from distributions                   (828)          --       (4,868)      (3,184)
                                                          ----------   ----------   ----------   ----------

SHARE TRANSACTIONS
    Net increase (decrease) in net assets from share
       transactions                                            9,041      (32,484)       7,490       34,258
                                                          ----------   ----------   ----------   ----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                   47,454     (121,315)      15,676       36,572

NET ASSETS
    Beginning of period                                      329,920      451,235       92,888       56,316
                                                          ----------   ----------   ----------   ----------

    End of period                                         $  377,374   $  329,920   $  108,564   $   92,888
                                                          ==========   ==========   ==========   ==========

    Undistributed (overdistributed) net investment
       income included in net assets                      $      345   $       --   $      271   $      288

                                                              SPECIAL EQUITY           AGGRESSIVE EQUITY           IAM SHARES
                                                                   FUND                       FUND                    FUND
                                                          -----------------------  -----------------------  -----------------------
                                                             2003         2002        2003         2002        2003         2002
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
    Net investment income (loss)                          $     (138)  $     (127) $       60   $     (141) $    1,997   $    1,597
    Net realized gain (loss)                                  (2,634)     (15,010)     (2,518)      (7,965)     (3,683)      (6,806)
    Net change in unrealized appreciation (depreciation)       8,836        5,405      13,599        1,101      16,873      (27,682)
                                                          ----------   ----------  ----------   ----------  ----------   ----------
Net increase (decrease) in net assets from operations          6,064       (9,732)     11,141       (7,005)     15,187      (32,891)
                                                          ----------   ----------  ----------   ----------  ----------   ----------

DISTRIBUTIONS
    From net investment income                                    (8)          --          --           --      (1,899)      (1,537)
    Return of capital                                             --          (26)         --           --          --           --
                                                          ----------   ----------  ----------   ----------  ----------   ----------
Net decrease in net assets from distributions                     (8)         (26)         --           --      (1,899)      (1,537)
                                                          ----------   ----------  ----------   ----------  ----------   ----------

SHARE TRANSACTIONS
    Net increase (decrease) in net assets from share
       transactions                                          (11,330)      (9,954)      2,873       13,511        (944)      (2,408)
                                                          ----------   ----------  ----------   ----------  ----------   ----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                   (5,274)     (19,712)     14,014        6,506      12,344      (36,836)

NET ASSETS
    Beginning of period                                       37,718       57,430      59,588       53,082     139,762      176,598
                                                          ----------   ----------  ----------   ----------  ----------   ----------

    End of period                                         $   32,444   $   37,718  $   73,602   $   59,588  $  152,106   $  139,762
                                                          ==========   ==========  ==========   ==========  ==========   ==========

    Undistributed (overdistributed) net investment
       income included in net assets                      $       --   $       --  $       60   $       --  $      386   $      288

  See accompanying notes which are an integral part of the financial statements.

SSgA
EQUITY FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE PERIODS ENDED

For a Share Outstanding Throughout Each Period.

                                    $                 $                $              $
                             NET ASSET VALUE,        NET          NET REALIZED   TOTAL INCOME
                               BEGINNING OF       INVESTMENT     AND UNREALIZED      FROM
                                  PERIOD       INCOME (LOSS)(a)   GAIN (LOSS)     OPERATIONS
-----------------------------------------------------------------------------------------------
DISCIPLINED EQUITY FUND
August 31, 2003                     7.36             .10               .61            .71
August 31, 2002                     8.83             .09             (1.48)         (1.39)
August 31, 2001                    17.01             .04             (3.76)         (3.72)
August 31, 2000                    17.51             .05              1.96           2.01
August 31, 1999                    15.68             .09              4.42           4.51

SMALL CAP FUND
August 31, 2003                    18.41             .06              3.80           3.86
August 31, 2002                    19.60             .00(b)          (1.17)         (1.17)
August 31, 2001                    22.69             .02             (3.11)         (3.09)
August 31, 2000                    17.75            (.01)             4.96           4.95
August 31, 1999                    15.96             .03              1.78           1.81

CORE OPPORTUNITIES FUND
August 31, 2003                    15.33             .05              1.69           1.74
August 31, 2002                    18.86            (.01)            (3.52)         (3.53)
August 31, 2001                    27.21            (.01)            (7.13)         (7.14)
August 31, 2000                    22.53             .06              5.77           5.83
August 31, 1999                    18.10             .09              6.79           6.88

TUCKERMAN ACTIVE REIT FUND
August 31, 2003                    10.61             .52               .84           1.36
August 31, 2002                    10.24             .51               .36            .87
August 31, 2001                     9.15             .48              1.10           1.58
August 31, 2000                     8.08             .52              1.10           1.62
August 31, 1999                     8.17             .50              (.01)           .49

SPECIAL EQUITY FUND
August 31, 2003                     7.92            (.03)             1.84           1.81
August 31, 2002                     9.81            (.02)            (1.87)         (1.89)
August 31, 2001                    16.47            (.01)            (6.65)         (6.66)
August 31, 2000                     9.17            (.05)             7.35           7.30
August 31, 1999                     7.17              --              2.01           2.01

AGGRESSIVE EQUITY FUND
August 31, 2003                     3.88              --               .68            .68
August 31, 2002                     4.38            (.01)             (.49)          (.50)
August 31, 2001                    19.97              --             (3.77)         (3.77)
August 31, 2000                    12.73            (.13)            11.40          11.27
August 31, 1999                    10.00            (.04)             2.77           2.73

IAM SHARES FUND
August 31, 2003                     7.11             .10               .69            .79
August 31, 2002                     8.85             .08             (1.74)         (1.66)
August 31, 2001                    11.55             .08             (2.67)         (2.59)
August 31, 2000                    10.14             .09              1.42           1.51
August 31, 1999 (1)                10.00             .02               .12            .14

                                     $                $
                               DISTRIBUTIONS    DISTRIBUTIONS      $
                                 FROM NET         FROM NET     RETURN OF
                             INVESTMENT INCOME  REALIZED GAIN   CAPITAL
--------------------------------------------------------------------------
DISCIPLINED EQUITY FUND
August 31, 2003                   (.10)               --          --
August 31, 2002                   (.08)               --          --
August 31, 2001                   (.04)            (4.42)         --
August 31, 2000                   (.06)            (2.45)         --
August 31, 1999                   (.10)            (2.58)         --

SMALL CAP FUND
August 31, 2003                   (.02)               --          --
August 31, 2002                   (.02)               --          --
August 31, 2001                     --                --          --
August 31, 2000                   (.01)               --          --
August 31, 1999                   (.02)               --          --

CORE OPPORTUNITIES FUND
August 31, 2003                   (.04)               --          --
August 31, 2002                     --                --          --
August 31, 2001                   (.02)            (1.19)         --
August 31, 2000                   (.07)            (1.08)         --
August 31, 1999                   (.09)            (2.36)         --

TUCKERMAN ACTIVE REIT FUND
August 31, 2003                   (.52)               --          --
August 31, 2002                   (.50)               --          --
August 31, 2001                   (.49)               --          --
August 31, 2000                   (.55)               --          --
August 31, 1999                   (.58)               --          --

SPECIAL EQUITY FUND
August 31, 2003                   (.00)(b)            --          --
August 31, 2002                     --                --         .00(b)
August 31, 2001                     --                --          --
August 31, 2000                     --                --         .00(b)
August 31, 1999                   (.01)               --          --

AGGRESSIVE EQUITY FUND
August 31, 2003                     --                --          --
August 31, 2002                     --                --          --
August 31, 2001                     --            (11.82)         --
August 31, 2000                   (.02)            (4.01)         --
August 31, 1999                     --                --          --

IAM SHARES FUND
August 31, 2003                   (.10)               --          --
August 31, 2002                   (.08)               --          --
August 31, 2001                   (.09)             (.02)         --
August 31, 2000                   (.08)             (.02)         --
August 31, 1999 (1)                 --                --          --

(1) For the period June 2, 1999 (commencement of operations) to August 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Zero amounts represent that which are less than $0.005.
(c) Periods less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

                                                   $                           $
                                   $        NET ASSET VALUE,      %       NET ASSETS,
                                 TOTAL           END OF         TOTAL    END OF PERIOD
                             DISTRIBUTIONS       PERIOD       RETURN(c)      (000)
----------------------------------------------------------------------------------------
DISCIPLINED EQUITY FUND
August 31, 2003                   (.10)           7.97           9.83       223,408
August 31, 2002                   (.08)           7.36         (15.93)      271,982
August 31, 2001                  (4.46)           8.83         (26.74)      283,824
August 31, 2000                  (2.51)          17.01          14.19       418,551
August 31, 1999                  (2.68)          17.51          32.83       557,029

SMALL CAP FUND
August 31, 2003                   (.02)          22.25          21.00       362,945
August 31, 2002                   (.02)          18.41          (5.95)      266,972
August 31, 2001                     --           19.60         (13.61)      254,450
August 31, 2000                   (.01)          22.69          27.92       359,779
August 31, 1999                   (.02)          17.75          11.35       352,013

CORE OPPORTUNITIES FUND
August 31, 2003                   (.04)          17.03          11.37       377,374
August 31, 2002                     --           15.33         (18.72)      329,920
August 31, 2001                  (1.21)          18.86         (27.15)      451,235
August 31, 2000                  (1.15)          27.21          27.26       522,509
August 31, 1999                  (2.45)          22.53          41.55       291,716

TUCKERMAN ACTIVE REIT FUND
August 31, 2003                   (.52)          11.45          13.48       108,564
August 31, 2002                   (.50)          10.61           8.85        92,888
August 31, 2001                   (.49)          10.24          17.84        56,316
August 31, 2000                   (.55)           9.15          21.51        43,748
August 31, 1999                   (.58)           8.08           6.09        45,528

SPECIAL EQUITY FUND
August 31, 2003                     --            9.73          22.89        32,444
August 31, 2002                     --            7.92         (19.23)       37,718
August 31, 2001                     --            9.81         (40.44)       57,430
August 31, 2000                     --           16.47          79.65        85,489
August 31, 1999                   (.01)           9.17          28.06        10,621

AGGRESSIVE EQUITY FUND
August 31, 2003                     --            4.56          17.53        73,602
August 31, 2002                     --            3.88         (11.42)       59,588
August 31, 2001                 (11.82)           4.38         (33.17)       53,082
August 31, 2000                  (4.03)          19.97         112.42         8,352
August 31, 1999                     --           12.73          27.30         7,185

IAM SHARES FUND
August 31, 2003                   (.10)           7.80          11.26       152,106
August 31, 2002                   (.08)           7.11         (18.94)      139,762
August 31, 2001                   (.11)           8.85         (22.56)      176,598
August 31, 2000                   (.10)          11.55          14.94       133,690
August 31, 1999 (1)                 --           10.14           1.40        60,316

                                     %                  %                  %
                             RATIO OF EXPENSES  RATIO OF EXPENSES    RATIO OF NET
                                TO AVERAGE         TO AVERAGE      INVESTMENT INCOME        %
                                NET ASSETS,        NET ASSETS,        TO AVERAGE        PORTFOLIO
                                 NET(d)(e)         GROSS(d)(e)       NET ASSETS(d)    TURNOVER RATE
---------------------------------------------------------------------------------------------------
DISCIPLINED EQUITY FUND
August 31, 2003                      .38               .56                1.39            28.15
August 31, 2002                      .46               .96                1.01            20.50
August 31, 2001                      .91              1.02                 .35           124.98
August 31, 2000                      .91               .96                 .28           149.82
August 31, 1999                      .78               .94                 .52           130.98

SMALL CAP FUND
August 31, 2003                     1.04              1.04                 .34           114.42
August 31, 2002                     1.08              1.08                 .01            80.16
August 31, 2001                     1.07              1.07                 .12           157.27
August 31, 2000                     1.07              1.07                (.05)          156.41
August 31, 1999                     1.07              1.07                 .17           110.82

CORE OPPORTUNITIES FUND
August 31, 2003                     1.10              1.11                 .34            40.01
August 31, 2002                     1.10              1.20                (.06)           45.27
August 31, 2001                     1.10              1.21                (.06)           43.87
August 31, 2000                     1.10              1.15                 .24            49.72
August 31, 1999                     1.03              1.11                 .41            72.27

TUCKERMAN ACTIVE REIT FUND
August 31, 2003                     1.00              1.13                5.03            54.97
August 31, 2002                     1.00              1.07                4.97            45.66
August 31, 2001                     1.00              1.17                5.09            70.59
August 31, 2000                     1.00              1.07                6.51            86.93
August 31, 1999                     1.00              1.09                6.25            60.13

SPECIAL EQUITY FUND
August 31, 2003                     1.10              1.41                (.43)           40.68
August 31, 2002                     1.10              1.18                (.25)           61.57
August 31, 2001                     1.10              1.13                (.05)          104.62
August 31, 2000                     1.10              1.14                (.37)           46.45
August 31, 1999                     1.10              1.57                 .01           211.30

AGGRESSIVE EQUITY FUND
August 31, 2003                     1.10              1.24                 .09           115.51
August 31, 2002                     1.10              1.11                (.25)          251.64
August 31, 2001                     1.10              2.48                (.57)          262.01
August 31, 2000                     1.10              1.87                (.75)          336.60
August 31, 1999                     1.10              2.07                (.50)          179.56

IAM SHARES FUND
August 31, 2003                      .42               .42                1.46             4.95
August 31, 2002                      .52               .52                 .97             9.44
August 31, 2001                      .58               .59                 .79             4.23
August 31, 2000                      .55               .55                 .79             5.34
August 31, 1999 (1)                  .65               .67                 .72               --(f)

(d) The ratios for periods less than one year are annualized.
(e) See Note 4 for current period amounts.
(f) The rate for the period ended August 31, 1999 is not meaningful due to the Fund's short period of operation.

  See accompanying notes which are an integral part of the financial statements.

SSgA
EQUITY FUNDS

NOTES TO STATEMENT OF NET ASSETS -- AUGUST 31, 2003

FOOTNOTES:
(AE) Nonincome-producing security.
(o)  Real Estate Investment Trust (REIT).
(b) Held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(a) Cash collateral balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See
     Note 2.
(f)  Rate noted is yield-to-maturity from date of acquisition.
(g)  Fair value is at amortized cost, which approximate market.
(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(d)  Forward commitment.
(h)  Perpetual floating rate security.
(Y) This security has been valued by the Security Valuation Committee. It is possible that the estimated value may differ significantly from amount that might ultimately be realized.
(z)  In default.

ABBREVIATIONS:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
ADS - American Depositary Share
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
PIK - Payment in Kind
FDIC - Federal Deposit Insurance Company
REMIC - Real Estate Mortgage Investment Conduit
STRIP - Separate Trading of Registered Interest and Principal of Securities TBA - To Be Announced Security

See accompanying notes which are an integral part of the financial statements.

SSgA
EQUITY FUNDS

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2003

1. ORGANIZATION

   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios, referred to as "the Funds", which are in operation as of August 31, 2003. These financial statements report on seven Funds, each of which has distinct investment objectives and strategies. The Investment Company is a no-load, diversified (with the exception of the Tuckerman Active REIT Fund) open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. Effective July 31, 2003 the Funds began offering Class R shares. Each share class has different distribution and shareholder servicing fee arrangements. Class R shares of the SSgA Funds may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor. As of the date of this report there are no Class R shares outstanding.

   As of December 27, 2002, the Growth and Income Fund changed its name to the Core Opportunities Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   Security valuation:

   United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the last reported pricing service price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the official closing price. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

   International securities traded on a national securities exchange are valued on the basis of the official closing price. International securities traded over the counter are valued on the basis of the last reported sales price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

   Short-term instruments purchased by the Funds and maturing within 60 days at the time of purchase are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

   The Funds may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   Securities transactions:

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   Investment income:

   Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded daily on the accrual basis.

   Federal income taxes:

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires each Fund to distribute all of its taxable income to its shareholders. Therefore, the following Funds paid no federal income taxes and no federal income tax provision was required. At August 31, 2003, the following Funds had net tax basis capital loss carryovers, which may be applied against any realized net taxable gains in each succeeding year or until its expiration dates, whichever occurs first:

   CAPITAL LOSS CARRYOVERS:

                                                            EXPIRATION YEAR
                               ------------------------------------------------------------------------
                                08/31/2007     08/31/2008     08/31/2009     08/31/2010     08/31/2011
   ----------------------------------------------------------------------------------------------------
   Disciplined Equity          $         --   $         --   $  2,376,791   $ 50,712,457   $ 18,406,161
   Small Cap                      3,668,749             --             --     31,789,942     15,131,390
   Core Opportunities                    --             --      1,780,728     17,592,473     46,439,764
   Tuckerman Active REIT                 --        416,543             --             --        181,554
   Special Equity                        --        175,702             --     13,728,420     11,071,953
   Aggressive Equity                     --             --        227,273      7,111,133      6,414,255
   IAM SHARES                            --             --      1,128,508      1,240,367      8,639,128

   At August 31, 2003, the components of distributable earnings on a tax basis were as follows:

   COMPONENTS OF DISTRIBUTABLE EARNINGS:

                                                                                            TUCKERMAN
                                           DISCIPLINED        SMALL           CORE            ACTIVE
                                             EQUITY            CAP        OPPORTUNITIES        REIT
   ----------------------------------------------------------------------------------------------------
   Cost of Investments for Tax Purposes   $ 239,697,937   $ 309,617,407   $ 412,202,154   $  88,847,675
   Gross Tax Unrealized Appreciation         20,061,971      59,878,719      19,748,884      22,495,166
   Gross Tax Unrealized Depreciation        (38,210,903)     (8,499,599)    (48,954,903)     (1,184,471)
                                          -------------   -------------   -------------   -------------
   Net Tax Unrealized Appreciation
     (Depreciation)                       $ (18,148,932)  $  51,379,120   $ (29,206,019)  $  21,310,695
                                          =============   =============   =============   =============
   Undistributed Ordinary Income          $     435,384   $     637,813   $     345,112   $     270,568
   Undistributed Long-Term Gains
     (Capital Loss Carryforward)          $ (71,495,409)  $ (50,590,081)  $ (65,812,965)  $    (598,097)

   TAX COMPOSITION OF DISTRIBUTIONS:

   Ordinary Income                        $   3,420,376   $     281,397   $     827,670   $   4,868,281

                                             SPECIAL       AGGRESSIVE         IAM
                                             EQUITY          EQUITY          SHARES
   ------------------------------------------------------------------------------------
   Cost of Investments for Tax Purposes   $  28,617,614   $  61,673,439   $ 176,480,020
   Gross Tax Unrealized Appreciation          6,516,486      13,919,250      14,196,907
   Gross Tax Unrealized Depreciation         (2,073,133)     (1,165,930)    (38,747,308)
                                          -------------   -------------   -------------
   Net Tax Unrealized Appreciation
     (Depreciation)                       $   4,443,353   $  12,753,320   $ (24,550,401)
                                          =============   =============   =============
   Undistributed Ordinary Income          $          --   $      60,064   $     387,499
   Undistributed Long-Term Gains
     (Capital Loss Carryforward)          $ (24,976,075)  $ (13,752,661)  $ (11,008,003)

   TAX COMPOSITION OF DISTRIBUTIONS:

   Ordinary Income                        $       8,355   $          --   $   1,898,624

   As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2002 to August 31, 2003, and treat it as arising in the fiscal year 2004 as follows:

   POST OCTOBER LOSS

   Disciplined Equity                     $  20,894,197
   Small Cap                                  2,795,898
   Core Opportunities                        17,085,709
   Tuckerman Active REIT                      3,082,513
   Special Equity                             2,010,099
   Aggressive Equity                            271,557
   IAM SHARES                                 1,493,970

   Dividends and distributions to shareholders:

   Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid on the following frequency:

   Disciplined Equity                         Quarterly
   Small Cap                                   Annually
   Core Opportunities                         Quarterly
   Tuckerman Active REIT                        Monthly
   Special Equity                              Annually
   Aggressive Equity                           Annually
   IAM SHARES                                 Quarterly

   Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from net investment income and realized gains recognized for financial reporting purposes. These differences relate primarily to investments in certain securities sold at a loss. Permanent differences between book and tax accounting are reclassified to paid in capital.

   Expenses:

   Most expenses can be directly attributed to a Fund. Expenses of the Investment Company which cannot be directly attributed such as Trustee fees, insurance, legal and other expenses will be allocated among all Funds of the Investment Company based principally on their relative net assets.

   Derivatives:

   To the extent permitted by the investment objective, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Funds' use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment objective.

   The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of options and futures to earn "market-like" returns with the Funds' excess and liquidity reserve cash balances. Hedging is used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist in meeting the Funds' investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   Futures Contracts:

   The Funds are currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market or inability of counterparties to meet the terms of their contracts. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as the variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of August 31, 2003, cash collateral balances of $99,686 were held in the Aggressive Equity Fund in connection with futures contracts purchased (sold).

3. INVESTMENT TRANSACTIONS

   Securities:

   For the year ended August 31, 2003, purchases and sales of investment securities, excluding short-term investments and futures contracts were as follows:

                                                  PURCHASES           SALES
   -----------------------------------------------------------------------------
   Disciplined Equity                          $    64,076,014   $   120,694,633
   Small Cap                                       312,737,997       293,469,478
   Core Opportunities                              145,975,598       133,462,709
   Tuckerman Active REIT                            57,859,021        51,454,357
   Special Equity                              $    12,687,899   $    22,624,964
   Agreessive Equity                                73,991,657        71,316,092
   IAM SHARES                                        6,721,964         8,415,705

   The Disciplined Equity Fund had one redemption in-kind of securities which resulted in a realized loss of $13,159,585.

   Securities Lending:

   The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers dealers and other financial institutions. The Funds receive cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. The collateral received is recorded on the Funds' statement of assets and liabilities along with the related obligation to return the collateral. At period end, the cash collateral is invested in the State Street Navigator Securities Prime Lending Portfolio, an affiliated money market fund.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between each Fund and State Street and is recorded as securities lending income for that Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan and is intended to be at that level during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery or loss of rights in the securities loaned or loss of rights in the collateral.

   Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

   As of August 31, 2003, the value of outstanding securities on loan and the value of collateral amounted to the following:

                                                  VALUE OF           VALUE OF
                                             SECURITIES ON LOAN     COLLATERAL
   -----------------------------------------------------------------------------
   Disciplined Equity                        $        5,878,408    $   6,023,085
   Small Cap                                         71,296,865       73,181,793
   Core Opportunities                                18,186,925       18,585,900
   Tuckerman Active REIT                              4,062,523        4,159,161
   Special Equity                            $        7,619,489    $   7,794,183
   Aggressive Equity                                  3,360,771        3,433,823
   IAM SHARES                                         2,143,309        2,208,449

4. RELATED PARTIES

   Adviser:

   The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company.

   The Tuckerman Group, LLC serves as the investment sub-advisor (the "Sub-Adviser") for the Tuckerman Active REIT Fund. The Adviser provides reporting, operational compliance and general oversight services with respect to the investment advisory services of the Sub-Advisor. The Adviser, Sub-Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Adviser, calculated based upon average daily net assets and paid monthly, at the annual rates of:

                                                                             %
   -----------------------------------------------------------------------------
   Disciplined Equity*                                                      0.25
   Small Cap                                                                0.75
   Core Opportunities**                                                     0.75
   Tuckerman Active REIT                                                    0.65
   Special Equity                                                           0.75
   Aggressive Equity                                                        0.75
   IAM SHARES                                                               0.25

   * As of December 31, 2002, the advisory fee was reduced from 0.75% to 0.25%. ** As of December 31, 2002, the advisory fee was reduced from 0.85% to 0.75%.

   The Advisor has contractually agreed to waive .50% of its .75% advisory fee for the Disciplined Equity Fund through December 31, 2002. The total amount of the waiver for the year ended August 31, 2003 was $435,929.

   The Adviser has contractually agreed to reimburse the IAM SHARES Fund for all expenses in excess of .65% of its average daily net assets on an annual basis. No reimbursement was made during the year ended August 31, 2003.

   The Adviser has contractually agreed to reimburse the Core Opportunities Fund for all expenses in excess of 1.10% of its average daily net assets on an annual basis. The total amount of reimbursement for the year ended
   August 31, 2003 was $42,396.

   The Adviser has contractually agreed to reimburse the Tuckerman Active REIT Fund for all expenses in excess of 1.00% of its average daily net assets on an annual basis. The total amount of reimbursement for the year ended August 31, 2003 was $120,872.

   The Adviser has contractually agreed to reimburse the Special Equity Fund for all expenses in excess of 1.10% of its average daily net assets on an annual basis. The total amount of reimbursement for the year ended August 31, 2003 was $101,510.

   The Adviser has contractually agreed to reimburse the Aggressive Equity Fund for all expenses in excess of 1.10% of its average daily net assets on an annual basis. The total amount of reimbursement for the year ended
   August 31, 2003 was $89,763.

   The Adviser also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary accordingly to number of positions and transactions plus out-of-pocket expenses.

   State Street also serves as the transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay an annual fee, an additional charge for each account, plus out-of-pocket expenses. State Street has entered into an agreement with Boston Financial Data Services, Inc. (BFDS) under which BFDS serves as sub-transfer agent.

   In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the year, the Funds' custodian fees were reduced by the following under these arrangements:

                                                                     AMOUNT PAID
   -----------------------------------------------------------------------------
   Disciplined Equity                                                $     1,784
   Small Cap                                                                 556
   Core Opportunities                                                         33
   Tuckerman Active REIT                                                      76
   Special Equity                                                    $        54
   Aggressive Equity                                                         150
   IAM SHARES                                                                112

   Administrator:

   The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Funds pay the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all seven of the Investment Company's U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. In addition, the Funds reimburse the Administrator for out-of-pocket expenses.

   Distributor and Shareholder Servicing:

   The Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The Funds have Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet") (collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Funds pay .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2003, the Funds paid the following shareholder servicing expenses to affiliated service providers:

                                                       GLOBAL
                                      STATE STREET     MARKETS       CITISTREET
   -----------------------------------------------------------------------------
      Disciplined Equity              $     58,899   $        473   $     32,416
      Small Cap                             64,490            919        140,018
      Core Opportunities                    85,148         29,118        132,084
      Tuckerman Active REIT                 24,132            565             12
      Special Equity                         8,070            716            504
      Aggressive Equity                      3,380            227             --
      IAM SHARES                            34,221             --            230

   The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during the year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis.

   The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of each Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Funds' responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Funds' shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2003.

   Affiliated Brokerage:

   The Funds placed a portion of its portfolio transactions with Global Markets, an affiliated broker dealer of State Street. The commissions paid to Global Markets were as follows for the year ended August 31, 2003:

                                                                        AMOUNT
   -----------------------------------------------------------------------------
   Disciplined Equity                                                $    52,339
   Small Cap                                                               4,371
   Core Opportunities                                                     23,730
   Tuckerman Active REIT                                                   2,230
   Special Equity                                                    $       564
   Aggressive Equity                                                       1,449
   IAM SHARES                                                             15,840

   Board of Trustees:

   The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

   Each Fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustee fees payable. The deferred fees remain invested in certain SSgA Funds until distribution in accordance with the Deferred Plan.

Accrued fees payable to affiliates and trustrees as of August 31, 2003 were as follows:

                                                                               TUCKERMAN
                                    DISCIPLINED      SMALL         CORE         ACTIVE        SPECIAL     AGGRESSIVE       IAM
                                      EQUITY          CAP      OPPORTUNITIES     REIT         EQUITY        EQUITY        SHARES
   -------------------------------------------------------------------------------------------------------------------------------
   Advisory fees                    $    47,256   $   212,120   $   251,231   $    52,804   $    11,277   $    43,713   $   31,690
   Administrative fees                   10,625        10,771        12,882         4,890         3,410         4,981        8,633
   Custodian fees                         8,672         8,718         9,570         3,852         2,231         3,253        5,777
   Distribution fees                     24,913        13,759        14,344         4,344           674         2,294       23,444
   Shareholder servicing fees            67,497        60,449        35,672         3,163         1,242        13,226       23,201
   Transfer agent fees                    7,588        13,189        16,950         8,581         6,701         5,489        5,315
   Trustees' fees                         2,821         3,139         3,340         2,374         2,116         2,263        2,540
                                    -----------   -----------   -----------   -----------   -----------   -----------   ----------
                                    $   169,372   $   322,145   $   343,989   $    80,008   $    27,651   $    75,219   $  100,600
                                    ===========   ===========   ===========   ===========   ===========   ===========   ==========

Beneficial Interest:

   As of August 31, 2003, the following table includes shareholders (six of which were affiliates of the Investment Company) with shares of beneficial interest greater than 10% of the total outstanding shares of each respective
   Fund:

                                                        # OF SHAREHOLDERS     %
   -------------------------------------------------------------------------------
   Small Cap                                                    1           65.3
   Core Opportunities                                           1           31.0
   Tuckerman Active REIT                                        2           38.8
   Special Equity                                               1           12.8
   Aggressive Equity                                            3           84.3
   IAM SHARES                                                   1           87.4

5. FUND SHARE TRANSACTIONS:

                                                                      (AMOUNTS IN THOUSANDS)
                                                                   FISCAL YEARS ENDED AUGUST 31,
                                                    ---------------------------------------------------------
                                                                2003                          2002
                                                    ---------------------------   ---------------------------
                                                       SHARES        DOLLARS         SHARES        DOLLARS
                                                    ------------   ------------   ------------   ------------
   DISCIPLINED EQUITY
      Proceeds from shares sold                            5,885   $     41,815         15,467   $    128,810
      Proceeds from reinvestment of distributions            148          1,047            132          1,161
      Payments for shares redeemed                       (14,941)      (107,517)       (10,799)       (90,989)
                                                    ------------   ------------   ------------   ------------
      Total net increase (decrease)                       (8,908)  $    (64,655)         4,800   $     38,982
                                                    ============   ============   ============   ============

   SMALL CAP
      Proceeds from shares sold                            8,435   $    161,276         21,910   $    456,525
      Proceeds from reinvestment of distributions             12            211             11            209
      Payments for shares redeemed                        (6,632)      (119,338)       (20,401)      (415,417)
                                                    ------------   ------------   ------------   ------------
      Total net increase (decrease)                        1,815   $     42,149          1,520   $     41,317
                                                    ============   ============   ============   ============

   CORE OPPORTUNITIES
      Proceeds from shares sold                            7,335   $    111,950          9,071   $    165,702
      Proceeds from reinvestment of distributions             48            706             --             --
      Payments for shares redeemed                        (6,748)      (103,615)       (11,476)      (198,186)
                                                    ------------   ------------   ------------   ------------
      Total net increase (decrease)                          635   $      9,041         (2,405)  $    (32,484)
                                                    ============   ============   ============   ============

   TUCKERMAN ACTIVE REIT
      Proceeds from shares sold                            9,844   $    100,434          5,551   $     57,896
      Proceeds from reinvestment of distributions            270          2,787            121          1,245
      Payments for shares redeemed                        (9,389)       (95,731)        (2,415)       (24,883)
                                                    ------------   ------------   ------------   ------------
      Total net increase (decrease)                          725   $      7,490          3,257   $     34,258
                                                    ============   ============   ============   ============

   SPECIAL EQUITY
      Proceeds from shares sold                            3,081   $     23,429          9,579   $     89,034
      Proceeds from reinvestment of distributions              1              2              1              7
      Payments for shares redeemed                        (4,511)       (34,761)       (10,673)       (98,995)
                                                    ------------   ------------   ------------   ------------
      Total net increase (decrease)                       (1,429)  $    (11,330)        (1,093)  $     (9,954)
                                                    ============   ============   ============   ============

   AGGRESSIVE EQUITY
      Proceeds from shares sold                            8,801   $     34,530         14,196   $     61,001
      Proceeds from reinvestment of distributions             --             --             --             --
      Payments for shares redeemed                        (8,050)       (31,657)       (10,950)       (47,490)
                                                    ------------   ------------   ------------   ------------
      Total net increase (decrease)                          751   $      2,873          3,246   $     13,511
                                                    ============   ============   ============   ============

   IAM SHARES
      Proceeds from shares sold                              119   $        826            245   $      2,138
      Proceeds from reinvestment of distributions            260          1,793            178          1,536
      Payments for shares redeemed                          (529)        (3,563)          (719)        (6,082)
                                                    ------------   ------------   ------------   ------------
      Total net increase (decrease)                         (150)  $       (944)          (296)  $     (2,408)
                                                    ============   ============   ============   ============

6. INTERFUND LENDING PROGRAM

   The Funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Miscellaneous expense on the Statement of Operations of the Core Opportunities Fund includes $133 paid under the Interfund Lending Program for the year ended August 31, 2003.

7. DIVIDENDS

   On September 2, 2003, the Board of Trustees declared the following dividends from net investment income, payable on September 6, 2003 to shareholders of record on September 3, 2003:

                                                                  NET INVESTMENT
                                                                      INCOME
   -----------------------------------------------------------------------------
   Disciplined Equity                                              $     0.0253
   Core Opportunities                                                    0.0155
   Tuckerman Active REIT                                                 0.0287
   IAM SHARES                                                            0.0272

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statements of assets and liabilities and statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SSgA Disciplined Equity Fund, SSgA Small Cap Fund, SSgA Core Opportunities Fund (formerly "SSgA Growth and Income Fund"), SSgA Tuckerman Active REIT Fund, SSgA Special Equity Fund, SSgA Aggressive Equity Fund, and SSgA IAM SHARES Fund (seven of the funds comprising SSgA Funds, hereafter referred to as the "Funds") at August 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
October 17, 2003

SSgA
EQUITY FUNDS

TAX INFORMATION -- AUGUST 31, 2003 (UNAUDITED)

   For the tax year ended August 31, 2003, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

   The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003

SSgA
EQUITY FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES AND OFFICERS --
AUGUST 31, 2003 (UNAUDITED)

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers.

                                                                                             NO. OF
                          POSITION(S) HELD                                                 PORTFOLIOS
        NAME,              WITH FUND AND            TERM         PRINCIPAL OCCUPATION(S)   IN COMPLEX             OTHER
         AGE,                LENGTH OF               OF                 DURING THE          OVERSEEN        DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED            OFFICE              PAST 5 YEARS        BY TRUSTEE           BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson,       Trustee since 1988    Appointed until    - Vice Chairman, Frank        25      - Trustee, Frank Russell
Age 64                                        successor is duly    Russell Company;                      Investment Company Funds
                        Interested Person of  elected and        - Chairman of the Board,                and Russell Investment
909 A Street            the SSgA Funds (as    qualified            Frank Russell                         Funds (investment
Tacoma, WA 98402        defined in the 1940                        Investment Management                 companies); and
                        Act) due to his       Until successor      Company, Frank Russell              - Director, Russell Insurance
                        employment by the     is chosen and        Investment Company                    Agency, Inc., Frank Russell
                        parent company of     qualified by the     Funds and Russell                     Investments (Ireland)
                        the Administrator     Trustees.            Investment Funds; and                 Limited, Frank Russell
                                                                 - Chairman of the Board                 Investment Company plc;
                        Chairman of the                            and Chief Executive                   Frank Russell Investment
                        Board and President                        Officer, Russell Fund                 Company II plc, Frank
                                                                   Distributors, Inc. and                Russell Investment Company
                        Member, Governance                         Frank Russell Trust                   III plc, Frank Russell
                        Committee                                  Company.                              Institutional Funds plc,
                                                                                                         Frank Russell Qualifying
                        Member, Valuation                                                                Investor Fund, and Frank
                        Committee                                                                        Russell Investments
                                                                                                         (Cayman) Ltd.

                                                                                             NO. OF
                          POSITION(S) HELD                                                 PORTFOLIOS
        NAME,              WITH FUND AND            TERM         PRINCIPAL OCCUPATION(S)   IN COMPLEX             OTHER
         AGE,                LENGTH OF               OF                 DURING THE          OVERSEEN        DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED            OFFICE              PAST 5 YEARS        BY TRUSTEE           BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES (CONTINUED)

Timothy B. Harbert      Trustee since 2003    Appointed until    - 2001 to Present,            25      Listed under Principal
Age 53                                        successor is duly    Chairman and Chief                  Occupations
                        Interested Person of  elected and          Executive Officer,
State Street Financial  the SSgA Funds as     qualified            State Street Global
Center                  defined in the 1940                        Advisors;
One Lincoln Street      Act) due to his                          - 1992 to 2001,
Boston, MA              employment by an                           President and Chief
02111-2900              affiliate of the                           Operating Officer,
                        Advisor                                    State Street Global
                                                                   Advisors;
                        Member, Governance                       - 1996 to Present,
                        Committee                                  Executive Vice
                                                                   President, State
                        Member, Valuation                          Street Bank & Trust
                        Committee                                  Company;
                                                                 - Director, Citistreet,
                                                                   LLC; State Street
                                                                   Bank, Paris; State
                                                                   Street Global
                                                                   Advisors, Ltd.,
                                                                   London; State Street
                                                                   Global Advisors,
                                                                   GmbH, Munich; State
                                                                   Street Global
                                                                   Advisors, Canada,
                                                                   Ltd.; State Street
                                                                   Global Advisors,
                                                                   Australia, Ltd.;
                                                                   State Street Global
                                                                   Advisors, Japan,
                                                                   Ltd.; State Street
                                                                   Global Markets, LLC;
                                                                   Bentley College;
                                                                 - Chairman of the
                                                                   Board, StreetTracks,
                                                                   LLC; State Street
                                                                   Global Advisors Fund
                                                                   Management, LLC;
                                                                   State Street Global
                                                                   Advisors, Inc.
                                                                   (Delaware); Bel Air
                                                                   Investment Advisors,
                                                                   LLC; and
                                                                 - President and
                                                                   Director, State
                                                                   Street Global
                                                                   Advisors, Cayman.

INDEPENDENT TRUSTEES

William L. Marshall     Trustee since 1988    Appointed until    - Chief Executive             25      None
Age 60                                        successor is duly    Officer and
                        Chairman, Audit       elected and          President,
33 West Court Street    Committee             qualified            Wm. L. Marshall Associates,
Doylestown, PA 18901                                               Inc., Wm. L. Marshall
                        Member, Governance                         Companies, Inc. and
                        Committee                                  the Marshall
                                                                   Financial Group, Inc.
                        Member, Valuation                          (a registered
                        Committee                                  investment advisor
                                                                   and provider of
                                                                   financial and related
                                                                   consulting services);
                                                                 - Certified Financial
                                                                   Planner and Member,
                                                                   Financial Planners
                                                                   Association; and
                                                                 - Registered
                                                                   Representative and
                                                                   Principal for
                                                                   Securities with
                                                                   Cambridge Investment
                                                                   Research, Inc.,
                                                                   Fairfield, Iowa.

                                                                                             NO. OF
                          POSITION(S) HELD                                                 PORTFOLIOS
        NAME,              WITH FUND AND            TERM         PRINCIPAL OCCUPATION(S)   IN COMPLEX             OTHER
         AGE,                LENGTH OF               OF                 DURING THE          OVERSEEN        DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED            OFFICE              PAST 5 YEARS        BY TRUSTEE           BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Steven J. Mastrovich    Trustee since 1988    Appointed until    - September 2000 to           25      None
Age 46                                        successor is duly    Present, Global Head
                        Member, Audit         elected and          of Structured Real
623 Clapboard Street    Committee             qualified            Estate, J.P. Morgan
Westwood, MA 02090                                                 Investment Management
                        Member, Governance                         (private real estate
                        Committee                                  investment for
                                                                   clients primarily
                        Member, Valuation                          outside of the US to
                        Committee                                  locate private real
                                                                   estate investments in
                                                                   the US);
                                                                 - January 2000 to
                                                                   September 2000,
                                                                   Managing Director,
                                                                   HSBC Securities (USA)
                                                                   Inc.;
                                                                 - From 1998 to 2000,
                                                                   President, Key Global
                                                                   Capital, Inc.;
                                                                 - From 1997 to 1998,
                                                                   Partner, Squire,
                                                                   Sanders & Dempsey
                                                                   (law firm); and
                                                                 - From 1994 to 1997,
                                                                   Partner, Brown,
                                                                   Rudnick, Freed &
                                                                   Gesmer (law firm).

Patrick J. Riley        Trustee since 1988    Appointed until    - 2003 to Present,            25      Director - SSgA Cash
Age 54                                        successor is duly    Associate Justice,                  Management Fund PLC, State
                        Member, Audit         elected and          Commonwealth of                     Street Global Advisors
One Corporate Place     Committee             qualified            Massachusetts                       Ireland, Ltd.
55 Ferncroft Road                                                  Superior Court; and
Danvers, MA 01923       Member, Governance                       - Partner, Riley, Burke
                        Committee                                  & Donahue, L.L.P.
                                                                   (law firm).
                        Member, Valuation
                        Committe

Richard D. Shirk        Trustee since 1988    Appointed until    - March 2001 to April         25      Listed under Principal
Age 57                                        successor is duly    2002, Chairman,                     Occupations
                        Member, Audit         elected and          Cerulean Companies,
1180 Brookgate Way, NE  Committee             qualified            Inc. (holding
Atlanta, GA                                                        company) (Retired);
30319-2877              Member, Governance                       - 1996 to March 2001,
                        Committee                                  President and Chief
                                                                   Executive Officer,
                        Member, Valuation                          Cerulean Companies,
                        Committee                                  Inc.;
                                                                 - 1992 to March 2001,
                                                                   President and Chief
                                                                   Executive Officer,
                                                                   Blue Cross/Blue
                                                                   Shield of Georgia;
                                                                 - 1993 to November
                                                                   2001, Chairman and
                                                                   Board Member, Georgia
                                                                   Caring for Children
                                                                   Foundation (private
                                                                   foundation);
                                                                 - November 1998 to
                                                                   Present, Board
                                                                   Member, Healthcare
                                                                   Georgia Foundation
                                                                   (private foundation);
                                                                   and
                                                                 - September 2002 to
                                                                   Present, Board
                                                                   Member, Amerigroup
                                                                   Corp.

                                                                                             NO. OF
                          POSITION(S) HELD                                                 PORTFOLIOS
        NAME,              WITH FUND AND            TERM         PRINCIPAL OCCUPATION(S)   IN COMPLEX             OTHER
         AGE,                LENGTH OF               OF                 DURING THE          OVERSEEN        DIRECTORSHIPS HELD
       ADDRESS              TIME SERVED            OFFICE              PAST 5 YEARS        BY TRUSTEE           BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Bruce D. Taber          Trustee since 1991    Appointed until    - Consultant, Computer        25      Director - SSgA Cash
Age 60                                        successor is duly    Simulation, General                 Management Fund PLC, State
                        Member, Audit         elected and          Electric Industrial                 Street Global Advisors
26 Round Top Road       Committee             qualified            Control Systems.                    Ireland, Ltd.
Boxford, MA 01921
                        Member, Governance
                        Committee

                        Member, Valuation
                        Committee

Henry W. Todd           Trustee since 1988    Appointed until    - Chairman, President         25      Director - SSgA Cash
Age 56                                        successor is duly    and CEO, A.M. Todd                  Management Fund PLC, State
                        Member, Audit         elected and          Group, Inc.; and                    Street Global Advisors
150 Domorah Drive       Committee             qualified          - President and CEO,                  Ireland, Ltd.
Montgomeryville, PA                                                Zink & Triest Co.,
18936                   Member, Governance                         Inc. (dealer in
                        Committee                                  vanilla flavor
                                                                   materials).
                        Member, Valuation
                        Committee


                          POSITION(S) HELD
        NAME,              WITH FUND AND            TERM                               PRINCIPAL OCCUPATION(S)
         AGE,                LENGTH OF               OF                                       DURING THE
       ADDRESS              TIME SERVED            OFFICE                                    PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Agustin J. Fleites      Principal Executive   Until successor    - 2001 to Present, Senior Principal, State Street Global Advisors;
Age 37                  Officer and Chief     is chosen and        President, SSgA Funds Management, Inc.; Managing Director,
                        Executive Officer     qualified by         Advisor Strategies;
State Street Financial  since 2003            Trustees           - 1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore
Center                                                             Funds and SSgA Latin America; and
One Lincoln Street                                               - 1993-1999, Principal, Head of Asset Allocation Strategies.
Boston, MA 02111-2900

J. David Griswold       Vice President and    Until successor    - Director - Global Regulatory Policy and Assistant Secretary,
Age 46                  Secretary since 1994  is chosen and        Frank Russell Company;
                                              qualified by       - Assistant Secretary and Associate General Counsel, Frank Russell
909 A Street                                  Trustees             Investment Management Company, Frank Russell Capital Inc., and
Tacoma, WA 98402                                                   Frank Russell Investments (Delaware), Inc.;
                                                                 - Assistant Secretary and Associate General Counsel, Russell Fund
                                                                   Distributors, Inc.
                                                                 - Director, Secretary and Associate General Counsel, Frank Russell
                                                                   Securities, Inc.; and
                                                                 - Secretary, Frank Russell Canada Limited/Limitee.

James Ross              Vice President since  Until successor    - 2001 to Present, Principal, SSgA Funds Management, Inc.;
Age 37                  2002                  is chosen and      - 2000 to Present, Principal, State Street Global Advisors;
                                              qualified by       - 1992 to 2000, Vice President, State Street Corporation; and
State Street Financial                        Trustees           - 2000 to Present, Vice President, StreetTracks Series Trust.
Center
One Lincoln Street
Boston, MA 02111-2900

Mark E. Swanson         Treasurer and         Until successor    - Director - Investment Operations, Frank Russell Investment
Age 39                  Principal             is chosen and        Management Company and Frank Russell Trust Company; and
                        Accounting Officer    qualified by       - Treasurer and Chief Accounting Officer, Frank Russell Investment
909 A Street            since 2000            Trustees             Company and Russell Investment Funds.
Tacoma, WA 98402

SSgA
EQUITY FUNDS
STATE STREET FINANCIAL CENTER
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

TRUSTEES
  Lynn L. Anderson, Chairman
  Timothy B. Harbert
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

OFFICERS
  Lynn L. Anderson, President
  Agustin J. Fleites, Principal Executive Officer and CEO
  Mark E. Swanson, Treasurer and Principal Accounting Officer
  J. David Griswold, Vice President and Secretary
  James Ross, Vice President
  Deedra S. Walkey, Assistant Secretary
  Ross E. Erickson, Assistant Treasurer
  David J. Craig, Assistant Treasurer
  Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
  SSgA Funds Management, Inc.
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

DISTRIBUTOR
  State Street Global Markets, LLC
  State Street Financial Center
  One Lincoln Street
  Boston, Massachusetts 02111-2900

ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington 98402

LEGAL COUNSEL
  Goodwin Procter LLP
  Exchange Place
  Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110

                                                              DEAR-08/31 (38966)

ITEM 2. CODE OF ETHICS.

     (a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer.

     That "code of ethics" comprises written standards that are reasonably designed to deter wrongdoing and to promote:

          (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

          (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Registrant;

          (3) Compliance with applicable governmental laws, rules, and regulations;

          (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

          (5) Accountability for adherence to the code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

- Registrant's board of trustees has determined at a meeting held on July 14, 2003 that the Registrant has at least one audit committee financial expert serving on its audit committee. Henry W. Todd and Richard D. Shirk were determined to be Audit Committee Financial Experts and each is also determined to be "independent" for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR. Mr. Todd's relevant experience includes his positions as Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); and President and CEO, Zink & Triest Co., Inc. (dealer in vanilla flavoring). Mr. Shirk's relevant experience includes his positions as Chairman, Cerulean Companies, Inc. (holding company) (Retired), President and Chief Executive Officer, Cerulean Companies, Inc. (holding company); and President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia (trade association for independent Blue Cross and Blue Shield health care plans.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $742,158.

AUDIT-RELATED FEES

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

        FEES                        NATURE OF SERVICES
        ----                        ------------------
        $  125,592                  Examination of securities pursuant to Rule
                                    17f-2 of the Investment Company Act 1940

TAX FEES

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

        FEES                        NATURE OF SERVICES
        ----                        ------------------
        $  112,820                  Tax services

ALL OTHER FEES

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

     FEES                           NATURE OF SERVICES
     ----                           ------------------
     $  0.00

(e) (1) Registrant's audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant's accountants:

SSgA FUNDS
AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY
                          EFFECTIVE DATE: JULY 14, 2003


I.     STATEMENT OF PURPOSE.

This Policy is designed to apply to any and all engagements by SSgA Funds ("Funds") of the firm that is the independent auditor to the Funds for audit, non-audit, tax or other services to the Funds. In addition, this Policy is designed to apply to any and all engagements by the advisor to the Funds or to any affiliate of the advisor to the Funds of the firm that is the independent auditor to the Funds for audit, non-audit, tax or other services that affect the operations of the Funds. Except as specifically set forth herein, this Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the independent auditor to the Funds. This Policy does not apply to the engagement of a firm of certified public accountants by the advisor to the Funds or to any affiliate of the advisor to the Funds.

II.    STATEMENT OF PRINCIPLES.

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the audit committee of the SSgA Funds ("Audit Committee") is charged with responsibility to oversee the work of the firms that provide independent auditing services to the Funds. As part of these responsibilities, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor would be deemed impaired if the auditor provides a service whereby it:

       - Functions in the role of management of the Funds, the advisor of the Funds or any other affiliate(1)* of the Funds;
       -  Is in the position of auditing its own work; or
       - Serves in an advocacy role for the Funds, the advisor of the Funds or any other affiliate of the Funds.

Accordingly, it is the policy of the Funds that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the "SEC") establish two separate approaches to the pre-approval of services by the Audit Committee. The proposed services may either receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Funds, together with a budget of expected costs for those services ("general pre-approval") or specific pre-approval by the Audit Committee of all services provided to the Funds on a case-by-case basis ("specific pre-approval"). The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee, before any such services can be provided by the independent auditor. Any proposed service that exceeds the pre-approved budget for those services will also require specific pre-approval by the Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services based on historical patterns of the Funds, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services for the Funds does not in any way compromise or impair the independence of the auditor. The Audit Committee will update the list of general pre-approved services, including the pre-approved budget for those services at least annually and more frequently if deemed appropriate.

III.   DELEGATION

As provided in the Act and in the SEC's rules, the Audit Committee may delegate either general or specific pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-

----------
(1) For purposes of this Policy, if the engagement of the independent auditor relates directly to the operations and financial reporting of the Funds, an affiliate of the Funds is defined as the Funds' principal investment advisor (but not a sub-advisor whose role is primarily portfolio management and whose activities are overseen by the principal investment advisor), and any entity controlling, controlled by, or under common control with the principal investment advisor that provides regular and ongoing services to the Funds.

approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated general pre-approval authority to the Chairman and Alternate Chairman of the Audit Committee.

IV.    AUDIT SERVICES

The annual engagement terms and fees for the Funds independent auditor will be subject to the specific pre-approval of the Audit Committee. The audit services to be provided by that engagement include the annual financial statement audit and other procedures required by the independent auditor to be performed in order to be able to form an opinion on the financial statements for each of the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds' systems of internal control, and consultations relating to the audit or any quarterly reviews that may be required. Audit services also include the attestation engagement for the independent auditor's report on the report from management on financial reporting internal controls.

In addition to the pre-approval by the Audit Committee of the engagement of the independent auditor to perform annual audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include services associated with statements, reports and other documents filed by the Funds with the SEC or the securities, banking or other financial services authorities with jurisdiction over the operations of the Funds.

The Audit Committee has pre-approved the audit services set forth in Schedule A. All other audit services not listed in Schedule A must be specifically pre-approved by the Audit Committee.

V.     AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for certain of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee has pre-approved the audit-related services set forth in Schedule B. All other audit-related services not listed in Schedule B must be specifically pre-approved by the Audit Committee.

VI.    TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor's independence. In addition, the Audit Committee should also scrutinize carefully the retention of an independent auditor in a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved the tax services set forth in Schedule C. All other tax services not listed in Schedule C must be specifically pre-approved by the Audit Committee.

VII.   ALL OTHER SERVICES

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as "all other" services that the Audit Committee believes are routine and recurring services, provided that the Audit Committee reasonably believes that the provision of those services would not impair or compromise the independence of the auditor and the services are consistent with the SEC's rules (or other applicable rules) governing auditor independence.

The Audit Committee has pre-approved the permissible "all other services" set forth in Schedules D and D-1. Those permissible all other services not listed in Schedules D and D-1 must be specifically pre-approved by the Audit Committee. The Audit Committee determined that any member of the Audit Committee may approve expenditures of not more than $25,000 for permissible non-audit services not already itemized in Schedules D and D-1.

A list of the SEC's prohibited non-audit services is attached to this Policy as Schedule E. The SEC's rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any of the listed exceptions. Under no circumstance may an executive, manager or associate of the Funds, or of any advisor to the Funds, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII.  PROCEDURES

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the "Clearance Committee" (comprised of Mark Swanson, Jim Ross and Deedra Walkey) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed periodically by the Clearance Committee of any such services rendered by the independent auditor. In the event the Clearance Committee determines that a service is not included in the group of pre-approved services, the Clearance Committee shall treat this as a request to provide services requiring pre-approval.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted first to the Clearance Committee. After review by the Clearance Committee, the request or application will be submitted by both the independent auditor and the Clearance Committee to the Audit Committee, and must be accompanied by a statement from each as to whether, in their view, the request or application is consistent with the SEC's rules (or other applicable rules) governing auditor independence.

The Audit Committee has delegated to the Clearance Committee the responsibility to monitor the performance of all services to be provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Clearance Committee will report to the Audit Committee on a periodic basis on the results of its monitoring activities. The Clearance Committee will report immediately to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Clearance Committee.

IX.    ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor's continuing independence from affiliates of the Funds, including State Street Holding Corporation ("State Street"). Such efforts will include, but not be limited to, reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and State Street and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

                                   SCHEDULE A

                      PRE-APPROVED AUDIT SERVICES FOR 2003

                   FOR THE FISCAL YEAR ENDING AUGUST 31, 2003

SERVICE                                                                                        RANGE OF FEES
-------------------------------------------------------------------------------------------------------------------------------
Annual audit of the financial statements for the SSgA Funds                                    Up to $400,000
                                                                                               (PwC quote is $389,200)

Audits of new Funds launched during the period covered by the audit.                           Up to $30,000 for each
                                                                                               individual fund

Other audit and special reports which include, but are not limited to:                         Up to $25,000 for each
    -  Accounting and regulatory consultations and tax services required to perform an         individual fund or project.
       audit of the Funds in accordance with Generally Accepted Auditing Standards             The aggregate amount of any
    -  All services relating to filings with the SEC under the 1933, 1934 or 1940 Acts,        projects authorized by the
       including the issuance of auditor's consents                                            Treasurer may not exceed
                                                                                               $50,000 without receiving
                                                                                               specific approval from the
                                                                                               audit committee.

COMBINED PRE-APPROVED AUDIT SERVICES SHALL NOT EXCEED:                                         $500,000

SCHEDULE B

                  PRE-APPROVED AUDIT-RELATED SERVICES FOR 2003
                   FOR THE FISCAL YEAR ENDING AUGUST 31, 2003

SERVICE                                                                                        RANGE OF FEES
-------------------------------------------------------------------------------------------------------------------------------
Examinations of securities pursuant to Rule 17f-2 of the Investment Company Act of 1940        Up to $75,000.
                                                                                               PwC quote is $71,100.

Examinations of securities pursuant to Rule 17f-2 of the Investment Company Act of 1940 of     Up to $5,000 for each individual
new Funds launched during the period covered by the audit.                                     fund

Performance of agreed-upon procedures for semi-annual reports to shareholders                  Up to $3500 for each individual
                                                                                               fund.
                                                                                               PwC quoted $3250.

Consultations with the advisor or administrator or individual funds regarding accounting,      Up to $25,000 for each
operational or regulatory implications of proposed or actual holdings, transactions,           individual project with an
strategies or accounting pronouncements affecting existing or proposed funds.                  aggregate limit of $50,000 to be
                                                                                               reviewed quarterly by the audit
                                                                                               committee.

Other audits, limited reviews, or services related to operations of the funds where the        Up to $25,000 for each
services are provided in accordance with                                                       individual project with

Auditing or Attestation Standards.                                                             an aggregate limit of $50,000
                                                                                               to be reviewed quarterly by
                                                                                               the audit committee.

SCHEDULE C

                       PRE-APPROVED TAX SERVICES FOR 2003

                   FOR THE FISCAL YEAR ENDING AUGUST 31, 2003

SERVICE                                                                                        RANGE OF FEES
-------------------------------------------------------------------------------------------------------------------------------
Review (from the books and records of the Funds) and sign as preparer the U.S. Income Tax      Up to $120,000.  PwC quoted
Return for Regulated Investment Companies, Form 1120-RIC for the Funds' tax years ending       $116,900.
August 31, 2003.

Review (from the books and records of the Funds) the calculations of net income, gains and required distributions for the excise year ending December 31, 203, as prepared by the Funds' management for final review and approval by management.

Review the Return of Excise Tax on Undistributed Income of Regulated Investment
Companies, Form 8613, for the Funds for the excise year ending December 31, 2003.

The independent auditor will also provide tax services necessary to respond to matters         Up to $25,000 for each
presented by the Funds' management on behalf of the Funds, or to matters the independent       individual project, and up to an
auditor brings to the attention of the Funds' management and for which the Funds'              aggregate of $50,000 for all
management agrees that the independent auditor should provide assistance to the Funds.         such projects to be reviewed by
These services would include research, discussions, preparation of memoranda,                  the audit committee on a
correspondence with taxing authorities and attendance at meetings relating to such matters,    quarterly basis.
as reasonably determined by the Funds' management to be necessary. The services would also include tax consultation with the Funds' principal investment advisor related to the operations and investments of existing or proposed Funds. These services may include:

    - Services with respect to the Funds' compliance with the asset diversification and gross income tests so as to assure qualification as a regulated investment company under the tax laws ( E.G. valuation of derivatives and the identification of issuers).

    -  Services related to determining the Funds' distributable income and gains (E.G.
       tax elections, defaulted bonds, redemptions in-kind and contributions in-kind).
    -  Services related to shareholder tax issues (E.G. information reporting, shareholder subscriptions and redemptions).
    -  Services related to state and foreign tax issues (E.G. capital gains tax in foreign countries).
    -  Services related to investments in securities and derivatives (E.G. new security types, corporate actions).
    -  Services related to proposed or actual financial transactions (E.G. start-up of new fund or portfolio, mergers or liquidations).
   -   Review and provide consultation on the preparation of Fiscal to Excise
       Reconciliation Calculations.

Tax Services for new Funds launched during the period covered by the audit.                    Up to $30,000 for each
                                                                                               individual fund

PwC will prepare a request for relief under Section 9100 (Private Letter Ruling) of the        $75,000
Internal Revenue Code (IRC), including the related affidavits, statements and attachments,     (To be paid by FRIMCo)
to obtain an extension of time for each of the SSgA funds to make an election under IRC
Section 855 ("spillback dividend election") for its August 31, 2002 taxable year and for the MSCI EAFE Index Fund to make an election under IRC Section 851(b) ("election to be a regulated investment company).  PwC National Tax Service experts will submit the ruling request, including payment of the required user fee, to Associate Chief Counsel (Financial
Institutions and Products) office, Washington D.C. and will be available for consultation on an as needed basis.  PwC will prepare the Private Letter Ruling as requested by the
Internal Revenue Service Associate Chief Counsel Office.

SCHEDULE D

    PRE-APPROVED ALL OTHER SERVICES ENGAGED BY AND PAID FOR BY THE SSgA FUNDS

                   FOR THE FISCAL YEAR ENDING AUGUST 31, 2003

                                                                                               UP TO $25,000.  PWC QUOTED
AGREED UPON PROCEDURES RELATED TO THE REQUIREMENT TO PERFORM AN INDEPENDENT                    $18,000 TO $22,000 PLUS OUT OF
AUDIT PURSUANT TO SECTION 352 OF THE USA PATRIOT ACT.                                          POCKET EXPENSES.
-------------------------------------------------------------------------------------------------------------------------------
Total amount for Pre-Approved all other Services not to exceed:                                $ 200,000

SCHEDULE D-1

 PRE-APPROVED ALL OTHER SERVICES AFFECTING THE FUNDS ENGAGED BY AND PAID FOR BY
        THE INVESTMENT ADVISOR AND OR AFFILIATE OF THE INVESTMENT ADVISOR

                   FOR THE FISCAL YEAR ENDING AUGUST 31, 2003

PwC to provide a training session for State Street Custody team throughout the year.  Two      Up to $15,000 for each "Bridging
classes may be offered.  "Bridging the Gap" is a 2 1/2 day industry overview session, and      the Gap" session and $3000 for
"Current Developments" is a 1/2 day update session.  These courses will be paid for by State   each "Current Developments"
Street custody and not the funds.                                                              course.  PwC quoted $14,500 and
                                                                                               $3000 respectively.

SCHEDULE E

                          PROHIBITED NON-AUDIT SERVICES
                                  JULY 14, 2003

    - Bookkeeping or other services relating to the accounting records or financial statements of the Funds

    -  Financial information system design and implementation

    - Appraisal or valuation services, fairness opinions or contribution-in-kind reports

    -  Actuarial services

    -  Internal audit outsourcing services

    -  Management functions

    -  Human resources services

    -  Broker-dealer, investment advisor or investment banking services

    -  Legal services

    -  Expert services unrelated to the audit

(e) (2) The percentage of services described in each of paragraphs (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows

AUDIT FEES                                  76%
AUDIT-RELATED FEES                          13%
TAX FEES                                    11%
ALL OTHER FEES                               0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5-6. [RESERVED]

ITEMS 7-8. [NOT APPLICABLE]

ITEM 9. CONTROLS AND PROCEDURES

        (a) Registrant's principal executive officer and principal financial officer have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

        (b) There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

                                  EXHIBIT LIST

        (a) Registrant's code of ethics described in Item 2.

        (b) certification for principal executive officer of Registrant as required by Rule 30a-2 under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2 under the Act